UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders
August 31, 2021

BSCL	Invesco BulletShares 2021 Corporate Bond ETF

BSCM	Invesco BulletShares 2022 Corporate Bond ETF

BSCN	Invesco BulletShares 2023 Corporate Bond ETF

BSCO	Invesco BulletShares 2024 Corporate Bond ETF

BSCP	Invesco BulletShares 2025 Corporate Bond ETF

BSCQ	Invesco BulletShares 2026 Corporate Bond ETF

BSCR	Invesco BulletShares 2027 Corporate Bond ETF

BSCS	Invesco BulletShares 2028 Corporate Bond ETF

BSCT	Invesco BulletShares 2029 Corporate Bond ETF

BSCU	Invesco BulletShares 2030 Corporate Bond ETF

BSJL	Invesco BulletShares 2021 High Yield Corporate Bond ETF

BSJM	Invesco BulletShares 2022 High Yield Corporate Bond ETF

BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF

BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF

BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF

BSJQ	Invesco BulletShares 2026 High Yield Corporate Bond ETF

BSJR	Invesco BulletShares 2027 High Yield Corporate Bond ETF

BSJS	Invesco BulletShares 2028 High Yield Corporate Bond ETF

BSML	Invesco BulletShares 2021 Municipal Bond ETF

BSMM	Invesco BulletShares 2022 Municipal Bond ETF

BSMN	Invesco BulletShares 2023 Municipal Bond ETF

BSMO	Invesco BulletShares 2024 Municipal Bond ETF

BSMP	Invesco BulletShares 2025 Municipal Bond ETF

BSMQ	Invesco BulletShares 2026 Municipal Bond ETF

BSMR	Invesco BulletShares 2027 Municipal Bond ETF

BSMS	Invesco BulletShares 2028 Municipal Bond ETF

BSMT	Invesco BulletShares 2029 Municipal Bond ETF

BSMU	Invesco BulletShares 2030 Municipal Bond ETF

BSAE	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

BSBE	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

BSCE	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

BSDE	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

2

The Market Environment

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bureau of Economic Analysis

3

BSCL	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

As an index fund, the Invesco BulletShares 2021 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2021 Index (the “2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”)

compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.23%. On a net asset value (“NAV”) basis, the Fund returned 0.32%. During the same time period, the Index returned 0.42%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the aerospace & defense industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the software industry. The chemicals industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Deutsche Bank AG (Germany), 4.25% coupon, due 10/14/2021, a capital markets company (portfolio average weight of 3.20%), and Oracle Corp., 1.90% coupon, due 09/15/2021, a software company (portfolio average weight of 3.80%). Positions that detracted most significantly from the Fund’s return during the period included Ecolab, Inc., 4.35% coupon, due 12/08/2021, a chemicals company (no longer held at fiscal year-end), and Gilead Sciences, Inc., 4.50% coupon, due 04/01/2021, a biotechnology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
U.S. Treasury Securities	44.77
Financials	19.71
Health Care	7.50
Information Technology	5.34
Consumer Staples	5.16
Industrials	4.80
Consumer Discretionary	3.92
Utilities	3.89
Sector Types Each Less Than 3%	3.35
Money Market Funds Plus Other Assets Less Liabilities	1.56

4

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
U.S. Treasury Bills, 0.04%–0.05%, 12/02/2021	28.38
U.S. Treasury Bills, 0.04%–0.05%, 09/23/2021	16.39
Oracle Corp., 1.90%, 09/15/2021	3.81
Deutsche Bank AG, 4.25%, 10/14/2021	3.14
Morgan Stanley, 2.63%, 11/17/2021	2.83
Citigroup, Inc., 2.90%, 12/08/2021	2.23
Credit Suisse AG, 3.00%, 10/29/2021	1.91
Credit Suisse AG, 2.10%, 11/12/2021	1.89
Gilead Sciences, Inc., 0.75%, 09/29/2023	1.67
NextEra Energy Capital Holdings, Inc., 2.40%, 09/01/2021	1.38
Total	63.63

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2021 Index	0.42%	2.95%	9.10%	2.04%	10.63%	3.26%	29.74%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	5.02	48.89
Fund
NAV Return	0.32	2.84	8.75	1.95	10.12	3.20	29.20
Market Price Return	0.23	2.74	8.44	1.87	9.73	3.20	29.15

5

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Guggenheim BulletShares 2021 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

6

BSCM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

As an index fund, the Invesco BulletShares 2022 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2022 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2022.

Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.78%. On a net asset value (“NAV”) basis, the Fund returned 0.69%. During the same time period, the Index returned 0.76%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the electric consumer finance industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the equity real estate investment trusts (“REITs”) industry. The software industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Barclays Bank PLC (United Kingdom), 7.63% coupon, due 11/21/2022, a banks company (portfolio average weight of 0.60%), and MPT Operating Partnership L.P./MPT Finance Corp., 5.00% coupon, due 10/15/2027, an equity REITs company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return during the period included Marriott International, Inc., 2.30% coupon, due 01/15/2022, a hotels, restaurants & leisure company (no longer held at fiscal year-end), and CA Inc., 3.60% coupon, due 08/15/2022, a software company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	33.54
Health Care	12.64
Information Technology	12.04
Industrials	8.16
Consumer Discretionary	7.79
Energy	7.56
Consumer Staples	6.74
Utilities	3.70
Communication Services	3.63
Sector Types Each Less Than 3%	2.78
Money Market Funds Plus Other Assets Less Liabilities	1.42

7

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	1.35
Morgan Stanley, 2.75%, 05/19/2022	0.99
AbbVie, Inc., 2.30%, 11/21/2022	0.96
AbbVie, Inc., 2.90%, 11/06/2022	0.94
JPMorgan Chase & Co., 3.25%, 09/23/2022	0.93
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	0.92
Boeing Co. (The), 1.43%, 02/04/2024	0.89
Cooperatieve Rabobank U.A., 3.88%, 02/08/2022	0.88
Centene Corp., 4.25%, 12/15/2027	0.79
Citigroup, Inc., 4.50%, 01/14/2022	0.76
Total	9.41

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2022 Index	0.76%	4.12%	12.89%	2.70%	14.26%	3.84%	35.79%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	5.02	48.89
Fund
NAV Return	0.69	4.00	12.48	2.59	13.65	3.68	34.07
Market Price Return	0.78	3.93	12.26	2.56	13.47	3.68	34.08

8

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Guggenheim BulletShares 2022 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

BSCN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2023 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.02%. On a net asset value (“NAV”) basis, the Fund returned 1.01%. During the same time period, the Index returned 1.13%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the airlines industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the aerospace & defense and banks industries contributed most significantly to the Fund’s return. The chemicals industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Boeing Co. (The), 4.51% coupon, due 05/01/2023, an aerospace & defense company (portfolio average weight of 0.90%), and Natwest Group PLC (United Kingdom), 6.00% coupon, due 12/19/2023, a banks company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return during the period included DuPont de Nemours, Inc., 2.17% coupon, due 05/01/2023, a chemicals company (no longer held at fiscal year-end), and Comcast Corp., 2.85% coupon, due 01/15/2023, a media company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	30.19
Consumer Discretionary	11.23
Health Care	10.61
Energy	10.28
Information Technology	10.13
Industrials	9.83
Consumer Staples	5.79
Utilities	4.97
Sector Types Each Less Than 3%	6.18
Money Market Funds Plus Other Assets Less Liabilities	0.79

10

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Apple, Inc., 2.40%, 05/03/2023	1.53
Boeing Co. (The), 2.20%, 02/04/2026	1.48
Bank of America Corp., 3.30%, 01/11/2023	1.20
Dell International LLC/EMC Corp., 5.45%, 06/15/2023	1.07
Boeing Co. (The), 4.51%, 05/01/2023	0.85
AT&T, Inc., 1.70%, 03/25/2026	0.82
Walmart, Inc., 3.40%, 06/26/2023	0.77
JPMorgan Chase & Co., 3.20%, 01/25/2023	0.77
Natwest Group PLC, 3.88%, 09/12/2023	0.76
Exxon Mobil Corp., 1.57%, 04/15/2023	0.75
Total	10.00

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2023 Index	1.13%	5.10%	16.10%	3.27%	17.46%	4.14%	32.56%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	4.98	40.21
Fund
NAV Return	1.01	4.92	15.48	3.10	16.48	4.00	31.32
Market Price Return	1.02	4.88	15.35	3.06	16.29	3.99	31.25

11

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

BSCO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2024 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.59%. On a net asset value (“NAV”) basis, the Fund returned 1.59%. During the same time period, the Index returned 1.68%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the construction & engineering industry. The biotechnology industry detracted most significantly from the Fund’s return during the period, followed by the automobiles industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Centene Corp., 4.63% coupon, due 12/15/2029, a health care providers & services company (portfolio average weight of 1.29%), and Fluor Corp, 3.50% coupon, due 12/15/2024, a construction & engineering company (portfolio average weight of 0.20%). Positions that detracted most significantly from the Fund’s return during the period included AbbVie, Inc., 2.60% coupon, due 11/21/2024, a biotechnology company (portfolio average weight of 0.10%), and Toyota Motor Corp., 0.68% coupon, due 03/25/2024, an automobiles company (portfolio average weight of 0.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	31.12
Information Technology	11.88
Energy	11.46
Health Care	10.94
Consumer Discretionary	8.63
Industrials	6.67
Consumer Staples	6.06
Communication Services	5.41
Sector Types Each Less Than 3%	6.55
Money Market Funds Plus Other Assets Less Liabilities	1.28

13

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
AbbVie, Inc., 2.60%, 11/21/2024	1.30
Centene Corp., 4.63%, 12/15/2029	1.28
Bank of America Corp., 4.20%, 08/26/2024	1.10
JPMorgan Chase & Co., 3.88%, 09/10/2024	1.08
Morgan Stanley, 3.70%, 10/23/2024	1.08
Credit Suisse AG, 3.63%, 09/09/2024	1.08
Morgan Stanley, Series F, 3.88%, 04/29/2024	1.08
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1.08
Bank of America Corp., 4.13%, 01/22/2024	0.90
Apple, Inc., 3.45%, 05/06/2024	0.89
Total	10.87

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2024 Index	1.68%	6.23%	19.88%	3.92%	21.23%	4.72%	37.81%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	4.98	40.21
Fund
NAV Return	1.59	6.05	19.27	3.72	20.06	4.51	35.86
Market Price Return	1.59	6.01	19.14	3.74	20.13	4.51	35.93

14

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

15

BSCP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2025 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2025.

Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.25%. On a net asset value (“NAV”) basis, the Fund returned 1.25%. During the same time period, the Index returned 1.35%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing, which were partially offset by the positive impact of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the chemicals industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the bank industry.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Boeing Co. (The), 4.88% coupon, due 05/01/2025, an aerospace & defense company (portfolio average weight of 0.90%), and Cenovus Energy, Inc. (Canada), 5.38% coupon, due 07/15/2025, an oil, gas & consumable fuels company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Oracle Corp., 2.50% coupon, due 04/01/2025, a software company (portfolio average weight of 0.10%), and Procter & Gamble Co. (The), 0.55% coupon, due 10/29/2025, a household products company (portfolio average weight of 0.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	26.45
Health Care	13.29
Information Technology	11.77
Energy	10.72
Consumer Discretionary	9.24
Industrials	8.85
Communication Services	5.96
Consumer Staples	4.99
Utilities	3.47
Real Estate	3.28
Materials	1.08
Money Market Funds Plus Other Assets Less Liabilities	0.90

16

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.21
Visa, Inc., 3.15%, 12/14/2025	1.04
AbbVie, Inc., 3.60%, 05/14/2025	0.97
Boeing Co. (The), 4.88%, 05/01/2025	0.92
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	0.91
Oracle Corp., 2.50%, 04/01/2025	0.87
Morgan Stanley, 4.00%, 07/23/2025	0.79
Microsoft Corp., 3.13%, 11/03/2025	0.78
CVS Health Corp., 3.88%, 07/20/2025	0.74
Shell International Finance B.V., 3.25%, 05/11/2025	0.71
Total	8.94

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2025 Index	1.35%	6.86%	22.02%	4.10%	22.22%	5.04%	33.67%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	5.48	36.95
Fund
NAV Return	1.25	6.75	21.65	3.94	21.30	4.81	31.90
Market Price Return	1.25	6.64	21.26	3.88	20.98	4.81	31.91

17

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

18

BSCQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2026 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.11%. On a net asset value (“NAV”) basis, the Fund returned 1.16%. During the same time period, the Index returned 1.29%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the chemicals industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection and being overweight in the industrials sector.

For the fiscal year ended August 31, 2021, the airlines industry contributed most significantly to the Fund’s return, followed by the technology hardware, storage & peripherals industry. The software industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Delta Air Lines, Inc., 7.38% coupon, due 01/15/2026, an airlines company (portfolio average weight of 1.29%), and Western Digital Corp., 4.75% coupon, due 02/15/2026, a technology hardware, storage & peripherals company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return during the period included Oracle Corp., 2.65% coupon, due 07/15/2026, a software company (portfolio average weight of 0.80%), and AbbVie, Inc., 2.95% coupon, due 11/21/2026, a biotechnology company (portfolio average weight of 1.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	30.92
Health Care	11.42
Information Technology	11.17
Consumer Discretionary	8.59
Energy	8.13
Industrials	6.71
Consumer Staples	6.34
Communication Services	5.47
Real Estate	4.87
Utilities	4.48
Materials	1.08
Money Market Funds Plus Other Assets Less Liabilities	0.82

19

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	1.35
AbbVie, Inc., 2.95%, 11/21/2026	1.09
Microsoft Corp., 2.40%, 08/08/2026	1.08
Wells Fargo & Co., 3.00%, 04/22/2026	0.96
Wells Fargo & Co., 3.00%, 10/23/2026	0.96
Apple, Inc., 3.25%, 02/23/2026	0.91
Morgan Stanley, 3.88%, 01/27/2026	0.85
HSBC Holdings PLC, 4.30%, 03/08/2026	0.85
Citigroup, Inc., 3.20%, 10/21/2026	0.83
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	0.83
Total	9.71

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2026 Index	1.29%	7.67%	24.82%	4.64%	25.23%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	5.08	27.87
Fund
NAV Return	1.16	7.55	24.40	4.57	24.80
Market Price Return	1.11	7.52	24.30	4.58	24.88

20

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

21

BSCR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2027 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 2.04%. On a net asset value (“NAV”) basis, the Fund returned 1.94%. During the same time period, the Index returned 2.08%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the negative impact of the sampling approach employed by the portfolio management team and costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the building products industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the banks industry.

For the fiscal year ended August 31, 2021, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the consumer finance industry. The biotechnology industry detracted the most from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Southwest Airlines Co., 5.13% coupon, due 06/15/2027, an airlines company (portfolio average weight of 0.80%), and Boeing Co. (The), 5.04% coupon, due 05/01/2027, an aerospace & defense company (portfolio average weight of 0.80%). Positions that detracted most significantly from the Fund’s return during the period included Pacific Gas and Electric Co., 2.10% coupon, due 08/01/2027, an electric utilities company (portfolio average weight of 0.30%), and Oracle Corp., 3.25% coupon, due 11/15/2027, a software company (portfolio average weight of 1.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	21.79
Information Technology	15.34
Health Care	10.81
Consumer Discretionary	10.22
Energy	8.72
Industrials	8.47
Consumer Staples	7.71
Communication Services	6.35
Utilities	3.90
Real Estate	3.71
Materials	2.05
Money Market Funds Plus Other Assets Less Liabilities	0.93

22

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	1.53
Microsoft Corp., 3.30%, 02/06/2027	1.51
Citigroup, Inc., 4.45%, 09/29/2027	1.49
Amazon.com, Inc., 3.15%, 08/22/2027	1.31
Verizon Communications, Inc., 4.13%, 03/16/2027	1.26
Morgan Stanley, 3.63%, 01/20/2027	1.13
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	1.12
Oracle Corp., 3.25%, 11/15/2027	1.02
Wells Fargo & Co., 4.30%, 07/22/2027	0.97
Bank of America Corp., 3.25%, 10/21/2027	0.90
Total	12.24

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2027 Index	2.08%	8.06%	26.19%	5.77%	24.65%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	5.67	24.15
Fund
NAV Return	1.94	7.91	25.66	5.55	23.61
Market Price Return	2.04	7.90	25.62	5.58	23.75

23

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

24

BSCS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

As an index fund, the Invesco BulletShares 2028 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2028 Index (the “2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2028 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.95%. On a net asset value (“NAV”) basis, the Fund returned 1.90%. During the same time period, the Index returned 2.12%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the negative impact of the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the metals & mining industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the equity real estate investment trusts (“REITs”) industry. The chemicals industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Continental Resources, Inc., 4.38% coupon, due 01/15/2028, an oil, gas & consumable fuels company (portfolio average weight of 0.50%), and Fluor Corp., 4.25% coupon, due 09/15/2028, a construction & engineering company (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return during this period included PPG Industries, Inc., 3.75% coupon, due 03/15/2028, a chemicals company (portfolio average weight of 0.40%), and Unilever Capital Corp. (United Kingdom), 3.50% coupon, due 03/22/2028, a personal products company (portfolio average weight of 0.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care	16.57
Financials	15.95
Industrials	11.21
Consumer Staples	9.81
Communication Services	9.36
Energy	8.90
Consumer Discretionary	8.22
Information Technology	7.10
Real Estate	5.63
Utilities	4.98
Materials	1.02
Money Market Funds Plus Other Assets Less Liabilities	1.25

25

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
CVS Health Corp., 4.30%, 03/25/2028	3.98
Cigna Corp., 4.38%, 10/15/2028	2.17
Vodafone Group PLC, 4.38%, 05/30/2028	1.70
Raytheon Technologies Corp., 4.13%, 11/16/2028	1.69
Walmart, Inc., 3.70%, 06/26/2028	1.52
Verizon Communications, Inc., 2.10%, 03/22/2028	1.50
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/2028	1.37
Discovery Communications LLC, 3.95%, 03/20/2028	1.35
Apple, Inc., 1.20%, 02/08/2028	1.19
Citigroup, Inc., 4.13%, 07/25/2028	1.18
Total	17.65

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2028 Index	2.12%	8.31%	27.07%	8.29%	27.58%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	7.68	25.40
Fund
NAV Return	1.90	8.07	26.20	8.03	26.66
Market Price Return	1.95	8.04	26.10	7.99	26.49

26

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

BSCT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

As an index fund, the Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2029 Index (the “2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2029 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2029. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.41%. On a net asset value (“NAV”) basis, the Fund returned 1.31%. During the same time period, the Index returned 1.45%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the commercial services & supplies industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industry in addition to being overweight in the equity real estate investment trusts (“REITs”) industry.

For the fiscal year ended August 31, 2021, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the equity REITs industry. The electric utilities industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Energy Transfer L.P., 5.25% coupon, due 04/15/2029, an oil, gas & consumable fuels company (portfolio average weight of 1.00%), and Enable Midstream Partners L.P., 4.15% coupon, due 09/15/2029, an oil, gas & consumable fuels company (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return during the period included Verizon Communications, Inc., 4.02% coupon, due 12/03/2029, a diversified telecommunication services company (portfolio average weight of 2.40%), and AbbVie, Inc., 3.20% coupon, due 11/21/2029, a biotechnology company (portfolio average weight of 3.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	16.09
Health Care	11.90
Information Technology	11.38
Energy	10.38
Consumer Staples	10.23
Real Estate	8.25
Communication Services	8.03
Industrials	7.13
Utilities	5.59
Consumer Discretionary	5.52
Materials	3.81
Money Market Funds Plus Other Assets Less Liabilities	1.69

28

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
AbbVie, Inc., 3.20%, 11/21/2029	3.14
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/2029	2.66
Verizon Communications, Inc., 4.02%, 12/03/2029	2.40
International Business Machines Corp., 3.50%, 05/15/2029	1.92
AT&T, Inc., 4.35%, 03/01/2029	1.84
Fiserv, Inc., 3.50%, 07/01/2029	1.74
Wells Fargo & Co., 4.15%, 01/24/2029	1.52
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/2029	1.47
HCA, Inc., 4.13%, 06/15/2029	1.19
Altria Group, Inc., 4.80%, 02/14/2029	1.17
Total	19.05

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2029 Index	1.45%	6.30%	12.77%
Bloomberg U.S. Corporate Index	2.53	6.03	12.20
Fund
NAV Return	1.31	6.13	12.41
Market Price Return	1.41	5.93	12.00

29

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

30

BSCU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

As an index fund, the Invesco BulletShares 2030 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2030 Index (the “2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2030 Index seeks to measure the performance of a portfolio of U.S. dollar- denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2030. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 16, 2020) through August 31, 2021, on a market price basis, the Fund returned 0.55%. On a net asset value (“NAV”) basis, the Fund returned 0.55%. During the same time period, the Index returned 0.65%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the aerospace & defense industry and most underweight in the interactive media & services industry during the fiscal period ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the aerospace & defense industry in addition to being overweight in the hotels, restaurants & leisure industry.

For the fiscal period ended August 31, 2021, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure industry. The pharmaceuticals industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Boeing Co. (The), 5.15% coupon, due 05/01/2030, an aerospace & defense company (portfolio average weight of 2.80%), and General Electric Co., 3.63% coupon, due 05/01/2030, an industrial conglomerates company (portfolio average weight of 0.60%). Positions that detracted most significantly from the Fund’s return during the period included Perrigo Finance Unlimited Co., 3.15% coupon, due 06/15/2030, a pharmaceuticals company (no longer held at fiscal year-end) and Amazon.com, Inc., 1.50% coupon, due 06/03/2030, an internet & direct marketing retail company (portfolio average weight of 0.90%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	17.08
Health Care	15.56
Industrials	10.11
Energy	9.44
Consumer Staples	9.43
Information Technology	9.21
Consumer Discretionary	8.98
Utilities	7.09
Materials	5.23
Real Estate	3.63
Communication Services	3.54
Money Market Funds Plus Other Assets Less Liabilities	0.70

31

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Boeing Co. (The), 5.15%, 05/01/2030	2.75
GE Capital Funding LLC, 4.40%, 05/15/2030	1.76
Pacific Gas and Electric Co., 4.55%, 07/01/2030	1.62
Exxon Mobil Corp., 2.61%, 10/15/2030	1.32
Centene Corp., 3.00%, 10/15/2030	1.17
Centene Corp., 3.38%, 02/15/2030	1.13
Alphabet, Inc., 1.10%, 08/15/2030	1.12
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030	1.04
Truist Bank, 2.25%, 03/11/2030	0.96
Booking Holdings, Inc., 4.63%, 04/13/2030	0.96
Total	13.83

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2030 Index	0.65%
Bloomberg U.S. Corporate Index	2.14
Fund
NAV Return	0.55
Market Price Return	0.55

32

Invesco BulletShares 2030 Corporate Bond ETF (BSCU) (continued)

Fund Inception: September 16, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

33

BSJL	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

As an index fund, the Invesco BulletShares 2021 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index (the “High Yield 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 2.13%. On a net asset value (“NAV”) basis, the Fund returned 2.17%. During the same time period, the Index returned 3.08%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the wireless telecommunication services industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the oil, gas & consumable fuels industry, followed by the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the media industry contributed most significantly to the Fund’s return, followed by the consumer finance and pharmaceuticals industries, respectively. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Bombardier, Inc., 8.75% coupon, due 12/1/2021, an aerospace & defense company (no longer held at fiscal year-end), and Bausch Health Cos., Inc., 9.00% coupon, due 12/15/2025, a pharmaceuticals company (portfolio average weight of 2.80%). There were no securities that detracted from the Fund’s return during the period.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
U.S. Treasury Securities	77.31
Communication Services	7.07
Utilities	3.08
Sector Types Each Less Than 3%	10.24
Money Market Funds Plus Other Assets Less Liabilities	2.30

34

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
U.S. Treasury Bills, 0.03%–0.05%, 12/02/2021	77.31
Bausch Health Cos., Inc., 9.00%, 12/15/2025	2.68
Ford Motor Credit Co. LLC, 3.81%, 10/12/2021	2.24
United Rentals North America, Inc., 5.88%, 09/15/2026	2.19
Vistra Operations Co. LLC, 5.50%, 09/01/2026	2.18
Sirius XM Radio, Inc., 5.38%, 07/15/2026	2.18
CSC Holdings LLC, 6.75%, 11/15/2021	2.14
Sprint Corp., 7.25%, 09/15/2021	1.83
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026	1.65
Starwood Property Trust, Inc., 5.00%, 12/15/2021	1.49
Total	95.89

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index	3.08%	2.69%	8.29%	4.29%	23.39%	3.39%	26.08%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.66	38.04	5.78	47.80
Fund
NAV Return	2.17	1.68	5.12	3.14	16.74	3.41	26.25
Market Price Return	2.13	1.63	4.96	3.11	16.54	3.33	25.60

35

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

36

BSJM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

As an index fund, the Invesco BulletShares 2022 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 5.19%. On a net asset value (“NAV”) basis, the Fund returned 5.24%. During the same time period, the Index returned 6.14%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunications industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the security selection in the oil, gas & consumable fuels industry, followed by the hotels, restaurants & leisure industry.

For the fiscal year ended August 31, 2021, the media industry contributed most significantly to the Fund’s return, followed by the commercial services & supplies and health care providers & services industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the hotels, restaurants & leisure and energy equipment & services, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Harland Clarke Holdings, 8.38% coupon, due 08/15/2022, a media company (no longer held at fiscal year-end), and Antero Resources Corp., 5.13% coupon, due 12/01/2022, an oil, gas, and consumable fuel company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Endo Finance LLC, 5.75% coupon, due 01/15/2022, a pharmaceuticals company (portfolio average weight of 0.10%), and Norbord, Inc., 6.75% coupon, due 07/15/2027, a paper & forest company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Communication Services	25.66
Consumer Discretionary	21.66
Industrials	12.11
Materials	8.47
Health Care	6.16
Financials	5.31
Energy	4.23
Information Technology	4.06
Real Estate	4.00
Sector Types Each Less Than 3%	2.69
Money Market Funds Plus Other Assets Less Liabilities	5.65

37

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027	2.58
Sprint Communications, Inc., 6.00%, 11/15/2022	2.22
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025	2.11
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026	1.80
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028	1.78
Altice France S.A., 8.13%, 02/01/2027	1.74
Bausch Health Americas, Inc., 8.50%, 01/31/2027	1.70
DISH DBS Corp., 5.88%, 07/15/2022	1.69
Altice France Holding S.A., 10.50%, 05/15/2027	1.54
Ziggo B.V., 5.50%, 01/15/2027	1.45
Total	18.61

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index	6.14%	3.90%	12.17%	4.66%	25.60%	4.43%	35.14%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.66	38.04	5.78	47.80
Fund
NAV Return	5.24	2.88	8.89	3.69	19.85	3.92	30.63
Market Price Return	5.19	2.83	8.73	3.66	19.67	3.87	30.25

38

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

39

BSJN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 6.51%. On a net asset value (“NAV”) basis, the Fund returned 6.43%. During the same time period, the Index returned 7.51%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the metals & mining industry and most underweight in the media industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry, as well as the Fund’s shorter duration.

For the fiscal year ended August 31, 2021, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the wireless telecommunication services and metals & mining industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the energy equipment & services and media industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Fresh Market, Inc. (The), 9.75% coupon, due 05/01/2023, a food & staples retailing company (portfolio average weight of 0.70%), and Ford Motor Co., 8.50% coupon, due 04/21/2023, an automobiles company (portfolio average weight of 2.10%). Positions that detracted most significantly from the Fund’s return during the period included NGL Energy Partners, L.P., 7.50% coupon, due 11/01/2023, an oil, gas & consumable fuels company (portfolio average weight of 0.50%), and Radiology Partners, Inc., 9.25% coupon, due 02/01/2028, a health care equipment & supplies company (portfolio average weight of 0.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	20.71
Materials	14.60
Industrials	13.53
Communication Services	11.60
Energy	10.92
Health Care	9.30
Financials	5.86
Information Technology	4.33
Consumer Staples	3.02
Sector Types Each Less Than 3%	4.53
Money Market Funds Plus Other Assets Less Liabilities	1.60

40

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Sprint Corp., 7.88%, 09/15/2023	3.61
Ford Motor Co., 8.50%, 04/21/2023	2.00
Cheniere Energy, Inc., 4.63%, 10/15/2028	1.80
Tenet Healthcare Corp., 6.75%, 06/15/2023	1.70
CHS/Community Health Systems, Inc., 5.63%, 03/15/2027	1.68
Caesars Entertainment, Inc., 8.13%, 07/01/2027	1.66
United Rentals North America, Inc., 4.88%, 01/15/2028	1.48
Avantor Funding, Inc., 4.63%, 07/15/2028	1.37
DISH DBS Corp., 5.00%, 03/15/2023	1.31
WESCO Distribution, Inc., 7.25%, 06/15/2028	1.25
Total	17.86

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	7.51%	5.19%	16.40%	5.47%	30.48%	6.46%	44.68%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.66	38.04	7.40	52.39
Fund
NAV Return	6.43	4.05	12.66	4.32	23.53	5.45	36.78
Market Price Return	6.51	3.98	12.41	4.33	23.59	5.46	36.79

41

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

42

BSJO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 7.64%. On a net asset value (“NAV”) basis, the Fund returned 7.60%. During the same time period, the Index returned 8.36%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the health care providers & services industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2021, the media industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and oil, gas, & consumable fuels industries, respectively. The Tobacco industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Bombardier, Inc. (Canada), 7.50% coupon, due 12/01/2024, an aerospace & defense company (portfolio average weight of 1.0%) and Golden Nugget, Inc., 6.75% coupon, due 10/15/2024, a hotels, restaurants & leisure company (portfolio average weight of 1.3%). Positions that detracted most significantly from the Fund’s return during the period included Lions Gate Capital Holdings LLC, 5.50% coupon, due 04/15/2029, an entertainment company (portfolio average weight of 1.0%) and Crestwood Midstream Partners L.P., 6.00% coupon, due 02/01/2029, an oil, gas & consumable fuels company (portfolio average weight of 0.6%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Communication Services	20.97
Consumer Discretionary	19.64
Energy	15.34
Materials	8.59
Financials	7.28
Industrials	6.59
Real Estate	5.25
Health Care	5.04
Information Technology	3.05
Sector Types Each Less Than 3%	4.71
Money Market Funds Plus Other Assets Less Liabilities	3.54

43

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Sprint Corp., 7.13%, 06/15/2024	2.74
DISH DBS Corp., 5.88%, 11/15/2024	2.07
Sirius XM Radio, Inc., 4.00%, 07/15/2028	1.98
Intesa Sanpaolo S.p.A., 5.02%, 06/26/2024	1.90
CSC Holdings LLC, 6.50%, 02/01/2029	1.76
Tenet Healthcare Corp., 4.63%, 07/15/2024	1.67
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/2029	1.59
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	1.57
Jazz Securities DAC, 4.38%, 01/15/2029	1.41
Ford Motor Credit Co. LLC, 4.06%, 11/01/2024	1.41
Total	18.10

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	8.36%	5.93%	18.86%	5.90%	32.88%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.83	38.76
Fund
NAV Return	7.60	5.44	17.23	5.14	28.21
Market Price Return	7.64	5.38	17.01	5.14	28.25

44

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

45

BSJP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 8.60%. On a net asset value (“NAV”) basis, the Fund returned 8.37%. During the same time period, the Index returned 9.02%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the media industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2021, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and the hotels, restaurants & leisure industries, respectively. The electric utilities industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included American Airlines, Inc., 11.75% coupon, due 07/15/2025, an airlines company (portfolio average weight of 2.1%), and Bombardier, Inc. (Canada), 7.50% coupon, due 03/15/2025, an aerospace & defense company (portfolio average weight of 1.1%). Positions that detracted most significantly from the Fund’s return during the period included NGL Energy Partners L.P., 6.13% coupon, due 03/01/2025, an oil, gas, & consumable fuels company (no longer held at fiscal year-end), and Akumin, Inc., 7.00% coupon, due 11/01/2025, a health care providers & services company (portfolio average weight of 1.1%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	23.80
Energy	16.13
Industrials	11.85
Health Care	9.31
Materials	8.24
Financials	8.12
Communication Services	6.26
Information Technology	4.24
Real Estate	4.04
Sector Types Each Less Than 3%	3.36
Money Market Funds Plus Other Assets Less Liabilities	4.65

46

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Caesars Entertainment, Inc., 6.25%, 07/01/2025	2.42
Bausch Health Cos., Inc., 6.13%, 04/15/2025	2.41
American Airlines, Inc., 11.75%, 07/15/2025	2.09
Ford Motor Co., 9.00%, 04/22/2025	1.99
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025	1.37
Sprint Corp., 7.63%, 02/15/2025	1.26
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025	1.25
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025	1.17
Bausch Health Cos., Inc., 5.50%, 11/01/2025	1.15
Bombardier, Inc., 7.50%, 03/15/2025	1.09
Total	16.2

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	9.02%	6.83%	21.93%	5.72%	24.39%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.09	26.12
Fund
NAV Return	8.37	5.94	18.92	4.95	20.89
Market Price Return	8.60	5.97	18.99	4.98	21.02

47

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

48

BSJQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

As an index fund, the Invesco BulletShares 2026 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index (the “High Yield 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 8.12%. On a net asset value (“NAV”) basis, the Fund returned 7.86%. During the same time period, the Index returned 8.69%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg US Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the hotels, restaurants & leisure industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation in the hotels, restaurants & leisure and the energy, equipment & services industries.

For the fiscal year ended August 31, 2021, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the media and metals & mining industries, respectively. The thrifts & mortgage finance industry detracted most significantly from the Fund’s return during the period, followed by the independent power and renewable electricity producers and pharmaceuticals industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021 were Meredith Corp., 6.88% coupon, due 02/01/2026, a media company (portfolio average weight of 0.60%), and United States Steel Corp., 6.25% coupon, due 03/15/2026, a metals & mining company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return during the period included Home Point Capital, Inc., 5.00% coupon, due 02/01/2026, a thrifts & mortgage finance company (portfolio average weight of 0.40%), and Hillcorp Energy I L.P., 6.00% coupon, due 02/01/2031, an oil, gas & consumable fuels company (portfolio average weight of 0.50%).

49

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Energy	18.72
Consumer Discretionary	17.02
Communication Services	15.51
Industrials	11.18
Materials	7.24
Financials	5.86
Consumer Staples	4.63
Real Estate	4.43
Information Technology	4.39
Health Care	4.02
Utilities	3.15
Money Market Funds Plus Other Assets Less Liabilities	3.85

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
DISH DBS Corp., 7.75%, 07/01/2026	1.77
Newell Brands, Inc., 4.70%, 04/01/2026	1.72
Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026	1.70
Tenet Healthcare Corp., 4.88%, 01/01/2026	1.69
United Airlines, Inc., 4.38%, 04/15/2026	1.62
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026	1.62
OneMain Finance Corp., 7.13%, 03/15/2026	1.45
HUB International Ltd., 7.00%, 05/01/2026	1.33
Ford Motor Co., 4.35%, 12/08/2026	1.33
Sprint Corp., 7.63%, 03/01/2026	1.27
Total	15.50

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index	8.69%	7.17%	23.10%	7.20%	23.69%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	7.09	23.30
Fund
NAV Return	7.86	6.20	19.77	6.26	20.42
Market Price Return	8.12	6.23	19.88	6.30	20.55

50

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

51

BSJR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

As an index fund, the Invesco BulletShares 2027 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index (the “High Yield 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 7.68%. On a net asset value (“NAV”) basis, the Fund returned 7.29%. During the same time period, the Index returned 8.34%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the REITs industry and most underweight in the media industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the oil, gas, & consumable fuels industry.

For the fiscal year ended August 31, 2021, the oil, gas, & consumable fuels industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and media industries, respectively. The pharmaceuticals industry detracted most significantly from the Fund’s return during the period, followed by the household products and automobiles industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included EQT Corp., 3.90% coupon, due 10/01/2027, an oil, gas & consumable fuels company (portfolio average weight of 1.40%), and Occidental Petroleum Corp., 3.00% coupon, due 02/15/2027, an oil, gas & consumable fuels company (portfolio average weight of 0.80%). Positions that detracted most significantly from the Fund’s return during this period included Endo DAC/Endo Finance LLC, 9.50% coupon, due 07/31/2027, a pharmaceuticals company (portfolio average weight of 1.1%), and Carnival Corp., 5.75% coupon, due 03/01/2027, a hotels, restaurants & leisure company (portfolio average weight of 3.7%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	20.72
Industrials	15.23
Energy	13.13
Communication Services	12.62
Health Care	7.30
Materials	6.53
Real Estate	5.72
Financials	4.62
Utilities	4.45
Consumer Staples	4.41
Information Technology	3.36
Money Market Funds Plus Other Assets Less Liabilities	1.91

52

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Carnival Corp., 5.75%, 03/01/2027	3.74
Par Pharmaceutical, Inc., 7.50%, 04/01/2027	2.13
Nexstar Media, Inc., 5.63%, 07/15/2027	1.99
FirstEnergy Corp., Series B, 4.40%, 07/15/2027	1.75
TK Elevator US Newco, Inc., 5.25%, 07/15/2027	1.70
Tenet Healthcare Corp., 5.13%, 11/01/2027	1.64
SBA Communications Corp., 3.88%, 02/15/2027	1.63
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	1.56
Zayo Group Holdings, Inc., 4.00%, 03/01/2027	1.54
Ford Motor Credit Co. LLC, 4.13%, 08/17/2027	1.48
Total	19.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index	8.34%	7.62%	15.54%
Bloomberg US Corporate High Yield Index	10.14	7.24	14.74
Fund
NAV Return	7.29	5.89	11.92
Market Price Return	7.68	5.84	11.81

53

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Fund Inception: September 12, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

54

BSJS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

As an index fund, the Invesco BulletShares 2028 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index (the “High Yield 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2028 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 16, 2020) through August 31, 2021, on a market price basis, the Fund returned 6.92%. On a net asset value (“NAV”) basis, the Fund returned 6.72%. During the same time period, the Index returned 7.44%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the oil, gas & consumable fuels industry during the fiscal period ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the oil, gas& consumable fuels industry.

For the fiscal period ended August 31, 2021, the diversified telecommunication services industry contributed most significantly to the Fund’s return, followed by the media industry. The biotechnology industry detracted slightly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Spirit Aerosystems Inc., 4.60% coupon, due 06/15/2028, an aerospace & defense company (portfolio average weight of 0.5%), and Sprint Capital Corp., 6.88% coupon, due 11/15/2028, a wireless telecommunication services company (portfolio average weight of 2.60%). Positions that detracted most significantly from the Fund’s return during this period included PBF Holding Co., LLC, 6.00% coupon, due 02/15/2028, an oil, gas, and consumable fuel company (no longer held at fiscal year-end), and Endo Finance LLC, 6.00% coupon, due 06/30/2028, a pharmaceuticals company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Communication Services	24.14
Consumer Discretionary	16.92
Industrials	10.23
Information Technology	8.76
Materials	7.74
Health Care	6.76
Energy	6.71
Utilities	5.38
Financials	4.31
Consumer Staples	3.80
Real Estate	3.54
Money Market Funds Plus Other Assets Less Liabilities	1.71

55

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Sprint Capital Corp., 6.88%, 11/15/2028	2.58
Tenet Healthcare Corp., 6.13%, 10/01/2028	2.11
Carnival Corp., 4.00%, 08/01/2028	1.97
Netflix, Inc., 5.88%, 11/15/2028	1.89
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028	1.70
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028	1.52
NFP Corp., 6.88%, 08/15/2028	1.48
UPC Holding B.V., 5.50%, 01/15/2028	1.38
ION Trading Technologies S.a.r.l., 5.75%, 05/15/2028	1.35
Jaguar Land Rover Automotive PLC, 5.88%, 01/15/2028	1.35
Total	17.33

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index	7.44%
Bloomberg US Corporate High Yield Index	10.26
Fund
NAV Return	6.72
Market Price Return	6.92

56

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS) (continued)

Fund Inception: September 16, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

57

BSML	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 Municipal Bond ETF (BSML)

As an index fund, the Invesco BulletShares 2021 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2021 Index (the “Municipal Bond 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2021 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2021 or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.04%. On a net asset value (“NAV”) basis, the Fund returned 0.29%. During the same time period, the Index returned 0.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs related to portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of California during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of California and Illinois.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Massachusetts, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2021, a water & sewer bond (portfolio average weight of 2.08%) and New York (City of), NY Transitional Finance Authority, 5.00% coupon, due 10/15/2021 (no longer held at fiscal year-end). No position detracted from the portfolio.

58

Invesco BulletShares 2021 Municipal Bond ETF (BSML) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health, Hospital, Nursing Home Revenue	20.01
Water Revenue	11.40
Ad Valorem Property Tax	10.87
Miscellaneous Revenue	9.29
Sales Tax Revenue	6.58
College & University Revenue	5.85
Highway Tolls Revenue	5.51
Income Tax Revenue	4.73
Lease Revenue	4.18
Port, Airport & Marina Revenue	3.73
Electric Power Revenue	3.07
Revenue Types Each Less Than 3%	10.01
Other Assets Less Liabilities	4.77

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Bay Area Toll Authority, Series 2008 E1, Ref. VRD RB, 0.01%, 04/01/2045	2.11
Indianapolis (City of), IN, Series 2008, VRD RB, 0.02%, 05/15/2038	1.73
San Francisco (City of), CA Public Utilities Commission, Series 2011 A, RB, 5.00%, 11/01/2021	1.50
California (State of), Series 2011, Ref. GO Bonds, 5.25%, 09/14/2021	1.49
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2019 A, Ref. VRD RB, 0.01%, 02/01/2048	1.49
New York (City of), NY, Series 2010 DD, VRD RB, 0.01%, 06/15/2043	1.36
Massachusetts (State of) Water Resources Authority, Series 2008 C2, Ref. VRD RB, 0.01%, 11/01/2026	1.36
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, VRD RB, 0.01%, 12/01/2036	1.33
New York & New Jersey (States of) Port Authority, Series 2013 179, RB, 5.00%, 12/01/2021	1.30
Massachusetts (State of) Bay Transportation Authority, Series 2017, RB, 4.00%, 12/01/2021	1.29
Total	14.96

Growth of a $10,000 Investment Since Inception

59

Invesco BulletShares 2021 Municipal Bond ETF (BSML) (continued)

Fund Performance History as of August 31, 2021

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2021 Index	0.71%	1.44%	2.80%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	0.29	1.15	2.24
Market Price Return	0.04	1.21	2.36

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

60

BSMM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

As an index fund, the Invesco BulletShares 2022 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2022 Index (the “Municipal Bond 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2022 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2022 or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.58%. On a net asset value (“NAV”) basis, the Fund returned 0.66%. During the same time period, the Index returned 1.30%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs related to portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Florida and most underweight in the state of Illinois during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of New York, California, and Illinois respectively.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the territory of Guam and the state of Pennsylvania, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, 5.00% coupon, due 05/01/2037 (portfolio average weight of 0.80%) and Guam (Territory of) Power Authority, 5.00% coupon, due 10/01/2030, a local general obligation bond (portfolio average weight of 2.00%). The positions that detracted most significantly from the Fund’s return during this period were Florida (State of), 4.00% coupon, due 06/15/2026 (portfolio average weight of 0.70%) and Lehigh (County of), PA (Lehigh Valley Health Network), 3.25% coupon, due 07/01/2032 (portfolio average weight of 0.40%).

61

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	21.11
Electric Power Revenue	9.77
Sales Tax Revenue	9.19
Miscellaneous Revenue	7.38
Lease Revenue	7.37
Water Revenue	6.99
Highway Tolls Revenue	6.03
Appropriations	5.35
College & University Revenue	5.20
Income Tax Revenue	5.07
Health, Hospital, Nursing Home Revenue	4.79
Port, Airport & Marina Revenue	3.55
Revenue Types Each Less Than 3%	6.86
Other Assets Less Liabilities	1.34

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Oklahoma (State of) Turnpike Authority, Series 2020 A, Ref. RB, 5.00%, 01/01/2022	2.86
New York (City of), NY Transitional Finance Authority, Series 2020 A, RB, 5.00%, 11/01/2022	1.98
New York (State of) Dormitory Authority, Series 2020 A, RB, 5.00%, 10/01/2022	1.98
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB, 5.00%, 09/15/2022	1.97
Pittsburgh (City of), PA, Series 2012 B, GO Bonds, 5.00%, 09/01/2022	1.97
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, 5.00%, 10/01/2030	1.97
Seattle (Port of), WA, Series 2012 A, Ref. RB, 5.00%, 08/01/2031	1.96
Miami-Dade (County of), FL Transit System, Series 2012, RB, 5.00%, 07/01/2022	1.95
Miami-Dade (County of), FL Expressway Authority, Series 2013 A, RB, 5.00%, 07/01/2029	1.95
Hamilton (County of), OH (Christ Hospital), Series 2012, RB, 5.00%, 06/01/2022	1.94
Total	20.53

Growth of a $10,000 Investment Since Inception

62

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2022 Index	1.30%	2.12%	4.13%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	0.66	1.57	3.06
Market Price Return	0.58	1.67	3.25

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

63

BSMN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

As an index fund, the Invesco BulletShares 2023 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2023 Index (the “Municipal Bond 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2023 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2023 or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.19%. On a net asset value (“NAV”) basis, the Fund returned 1.12%. During the same time period, the Index returned 1.77%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Florida during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of Florida, Pennsylvania, and Massachusetts, respectively.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of Illinois and California, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included St. Joseph (County of), IN Hospital Authority 4.00% coupon, due 08/15/2044 (portfolio average weight of 1.20%) and Illinois (State of), 5.25% coupon, due 07/01/2028 (portfolio average weight of 0.80%). The positions that detracted most significantly from the Fund’s return during this period were Virginia (State of) Public School Authority, 5.00% coupon, due 08/01/2023 (no longer held at fiscal year-end) and Alameda (County of), CA, Joint Powers Authority, 5.25% coupon, due 12/01/2025 (portfolio average weight of 0.20%).

64

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	27.03
Miscellaneous Revenue	8.15
Water Revenue	7.75
Lease Revenue	7.67
Income Tax Revenue	7.18
College & University Revenue	6.45
Sales Tax Revenue	5.29
Highway Tolls Revenue	4.71
General Fund	4.44
Health, Hospital, Nursing Home Revenue	4.21
Electric Power Revenue	4.17
Appropriations	4.10
Port, Airport & Marina Revenue	3.64
Revenue Types Each Less Than 3%	3.15
Other Assets Less Liabilities	2.06

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB, 5.00%, 07/01/2029	1.71
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB, 5.00%, 12/01/2023	1.55
JEA Water & Sewer System, Series 2017 A, Ref. RB, 5.00%, 10/01/2023	1.54
Maryland (State of), Series 2015 B, Ref. GO Bonds, 4.00%, 08/01/2023	1.50
New York (City of), NY, Series 2016 C, Ref. GO Bonds, 5.00%, 08/01/2023	1.36
Battery Park (City of), NY Authority, Series 2013 A, RB, 5.00%, 11/01/2025	1.23
Hawaii (State of), Series 2016, Ref. GO Bonds, 5.00%, 10/01/2023	1.23
Bexar (County of), TX, Series 2013 B, GO Bonds, 5.00%, 06/15/2023	1.21
St. Joseph (County of), IN Hospital Authority (Beacon Health System Obligated Group), Series 2013 C, Ref. RB, 4.00%, 08/15/2044	1.18
Milwaukee (City of), WI, Series 2018 N1, GO Bonds, 5.00%, 02/01/2023	1.12
Total	13.63

Growth of a $10,000 Investment Since Inception

65

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Fund Performance History as of August 31, 2021

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2023 Index	1.77%	2.69%	5.25%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	1.12	2.14	4.18
Market Price Return	1.19	2.24	4.38

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

66

BSMO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

As an index fund, the Invesco BulletShares 2024 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2024 Index (the “Municipal Bond 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2024 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2024 or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.69%. On a net asset value (“NAV”) basis, the Fund returned 1.77%. During the same time period, the Index returned 2.46%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of California and most underweight in the state of Colorado during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of Massachusetts, Colorado, and Florida, respectively.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of Illinois and California, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Illinois (State of), 5.25% coupon, due 02/01/2029 (portfolio average weight of 0.6%) and Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2024 (portfolio average weight of 0.3%). The positions that detracted most significantly from the Fund’s return during this period were Maine (State of) Health & Higher Educational Facilities Authority, 4.00% coupon, due 07/01/2044 (portfolio average weight of 0.60%) and Pennsylvania (Commonwealth of) Turnpike Commission, 5.25% coupon, due 12/01/2039 (portfolio average weight of 1.00%).

67

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	24.47
Miscellaneous Revenue	11.09
Lease Revenue	8.15
Water Revenue	7.46
Sales Tax Revenue	7.05
Port, Airport & Marina Revenue	6.60
Health, Hospital, Nursing Home Revenue	5.18
Highway Tolls Revenue	4.74
Income Tax Revenue	4.73
College & University Revenue	4.42
Electric Power Revenue	4.25
General Fund	4.24
Revenue Types Each Less Than 3%	6.35
Other Assets Less Liabilities	1.27

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 A, Ref. RB, 5.00%, 11/01/2024	1.59
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB, 5.00%, 10/01/2024	1.55
California (State of) Statewide Communities Development Authority, Series 2014, Ref. RB, 5.00%, 11/15/2024	1.09
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB, 5.00%, 10/15/2024	1.05
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB, 5.25%, 12/01/2039	1.04
St Louis (City of), MO, Series 2017 A, Ref. RB, 5.00%, 07/01/2024	0.97
New York (State of) Thruway Authority, Series 2014 J, RB, 5.00%, 01/01/2036	0.92
Massachusetts (State of) College Building Authority (Green Bonds), Series 2014 B, RB, 5.00%, 05/01/2024	0.89
New York State Urban Development Corp., Series 2016 A, Ref. RB, 5.00%, 03/15/2024	0.86
University of Houston, Series 2017 A, Ref. RB, 5.00%, 02/15/2024	0.85
Total	10.81

Growth of a $10,000 Investment Since Inception

68

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2024 Index	2.46%	3.28%	6.42%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	1.77	2.63	5.14
Market Price Return	1.69	2.79	5.46

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

69

BSMP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

As an index fund, the Invesco BulletShares 2025 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2025 Index (the “Municipal Bond 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2025 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2025 or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 2.08%. On a net asset value (“NAV”) basis, the Fund returned 2.12%. During the same time period, the Index returned 3.05%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs related to portfolio rebalancing and sampling.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Colorado during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the states of Alaska, Arizona, and Connecticut, respectively.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Illinois, respectively. The states of Tennessee and Indiana detracted slightly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included California (State of) Statewide Communities Development Authority, 5.00% coupon, due 02/1/2045, (portfolio average weight of 0.5%) and Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2025 (portfolio average weight of 0.60%). The positions that detracted most significantly from the Fund’s return during this period were Pasadena (City of), CA, 4.00% coupon, due 02/01/2038 (portfolio average weight of 0.6%) and Michigan (State of) Building Authority, 5.00% coupon, due 04/15/2032 (portfolio average weight of 1.20%).

70

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	22.80
Sales Tax Revenue	11.20
Lease Revenue	9.39
Water Revenue	8.21
Miscellaneous Revenue	7.62
College & University Revenue	5.52
Health, Hospital, Nursing Home Revenue	5.13
Income Tax Revenue	4.58
Appropriations	4.29
Highway Tolls Revenue	4.13
Port, Airport & Marina Revenue	3.48
Revenue Types Each Less Than 3%	12.34
Other Assets Less Liabilities	1.31

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Pennsylvania (Commonwealth of), Series 2015, GO Bonds, 5.00%, 03/15/2028	1.50
Salt River Project Agricultural Improvement & Power District, Series 2015 A, Ref. RB, 5.00%, 12/01/2045	1.49
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB, 5.00%, 02/15/2025	1.42
Triborough Bridge & Tunnel Authority, Series 2008 B-3, RB, 5.00%, 11/15/2034	1.23
Los Angeles (County of), CA Sanitation Districts Financing Authority (Capital), Series 2015 A, Ref. RB, 5.00%, 10/01/2034	1.21
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB, 5.00%, 04/15/2032	1.13
Texas (State of) Water Development Board, Series 2015 A, RB, 5.00%, 10/15/2030	0.93
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB, 5.00%, 08/01/2031	0.90
Indiana (State of) Finance Authority (Green Bonds), Series 2019, RB, 5.00%, 02/01/2025	0.89
Chicago O’Hare International Airport, Series 2015 B, Ref. RB, 5.00%, 01/01/2031	0.88
Total	11.58

Growth of a $10,000 Investment Since Inception

71

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2025 Index	3.05%	3.75%	7.37%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	2.12	3.27	6.40
Market Price Return	2.08	3.37	6.60

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

72

BSMQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

As an index fund, the Invesco BulletShares 2026 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2026 Index (the “Municipal Bond 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2026 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2026 or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 3.34%. On a net asset value (“NAV”) basis, the Fund returned 3.27%. During the same time period, the Index returned 3.76%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of California and most underweight in the state of New York during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the state of Texas.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Illinois, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Illinois (State of), 5.00% coupon, due 11/01/2026 (portfolio average weight of 2.10%) and New Hope Cultural Education Facilities Finance Corp., 5.00% coupon, due 07/01/2051 (portfolio average weight of 0.80%). The positions that detracted most significantly from the Fund’s return during this period were New York (City of), NY City Municipal Water Finance Authority, 4.00% coupon, due 06/15/2046 (portfolio average weight of 0.5%) and Board of Regents of The University of Texas System, 5.00% coupon, due 08/15/2026, (portfolio average weight of 0.7%).

73

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	17.69
Miscellaneous Revenue	11.35
Health, Hospital, Nursing Home Revenue	10.90
College & University Revenue	8.63
Water Revenue	8.54
Lease Revenue	8.46
General Fund	6.56
Sales Tax Revenue	5.41
Transit Revenue	4.68
Port, Airport & Marina Revenue	3.95
Highway Tolls Revenue	3.95
Revenue Types Each Less Than 3%	8.47
Other Assets Less Liabilities	1.41

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
California (State of), Series 2016, Ref. GO Bonds, 5.00%, 09/01/2032	2.18
New York (City of), NY, Series 2016, Ref. RB, 5.00%, 06/15/2037	2.16
Illinois (State of), Series 2017 D, GO Bonds, 5.00%, 11/01/2026	2.06
University of Houston, Series 2017 A, Ref. RB, 5.00%, 02/15/2036	1.99
Metropolitan Transportation Authority, Series 2006 B, RB, 5.25%, 11/15/2026	1.84
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds, 3.00%, 09/01/2046	1.80
Massachusetts (State of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB, 5.00%, 10/15/2026	1.58
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds, 5.00%, 02/01/2029	1.53
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group), Series 2016 A, Ref. RB, 5.00%, 07/01/2043	1.43
New Mexico (State of) (Capital), Series 2017 A, GO Bonds, 5.00%, 03/01/2026	1.24
Total	17.81

Growth of a $10,000 Investment Since Inception

74

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2026 Index	3.76%	4.18%	8.22%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	3.27	3.55	6.97
Market Price Return	3.34	3.90	7.67

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

75

BSMR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

As an index fund, the Invesco BulletShares 2027 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2027 Index (the “Municipal Bond 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2027 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2027 or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 3.15%. On a net asset value (“NAV”) basis, the Fund returned 3.32%. During the same time period, the Index returned 4.36%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Georgia and most underweight in the state of Texas during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the state of Texas.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of Illinois and California, respectively. The state of Wisconsin detracted most significantly from the Fund’s return during the period, followed by the states of Michigan and Nebraska, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2027, (portfolio average weight of 1.40%) and Illinois (State of), 5.00% coupon, due 11/01/2027 (portfolio average weight of 1.40%). The positions that detracted most significantly from the Fund’s return during this period were Wisconsin (State of), 5.00% coupon, due 11/01/2027, (portfolio average weight of 1.60%) and Maryland (State of), 5.00% coupon, due 08/01/2027 (portfolio average weight of 1.7%).

76

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Miscellaneous Revenue	18.51
Ad Valorem Property Tax	14.53
Health, Hospital, Nursing Home Revenue	11.16
General Fund	8.02
Water Revenue	6.67
Sales Tax Revenue	6.43
Transit Revenue	5.81
Income Tax Revenue	5.29
Electric Power Revenue	5.25
Lease Revenue	4.45
College & University Revenue	3.79
Highway Tolls Revenue	3.61
Revenue Types Each Less Than 3%	5.29
Other Assets Less Liabilities	1.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Washington (State of) Metropolitan Area Transit Authority, Series 2017 B, RB, 5.00%, 07/01/2035	4.06
Georgia (State of), Series 2016 F, Ref. GO Bonds, 5.00%, 01/01/2027	3.69
Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB, 5.00%, 07/01/2027	3.10
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB, 5.00%, 02/15/2042	2.96
California (State of), Series 2020, GO Bonds, 3.00%, 03/01/2027	2.32
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB, 5.00%, 07/01/2047	2.03
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, Ref. RB, 5.00%, 07/01/2044	2.00
Maryland (State of), Series 2019 A, GO Bonds, 5.00%, 08/01/2027	1.70
Wisconsin (State of), Series 2017, Ref. GO Bonds, 5.00%, 11/01/2027	1.61
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB, 1.80%, 11/15/2027	1.45
Total	24.92

Growth of a $10,000 Investment Since Inception

77

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2027 Index	4.36%	4.41%	8.68%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	3.32	3.28	6.44
Market Price Return	3.15	3.43	6.72

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

78

BSMS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

As an index fund, the Invesco BulletShares 2028 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2028 Index (the “Municipal Bond 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2028 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment- grade municipal bonds with maturities in the year 2028 or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 3.91%. On a net asset value (“NAV”) basis, the Fund returned 3.95%. During the same time period, the Index returned 4.91%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of California during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the state of New York.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of New Jersey and Washington, respectively. The state of Florida detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included New Jersey (State of) Transportation Trust Fund Authority, 5.25% coupon, due 06/15/2043 (portfolio average weight of 1.4%) and Pennsylvania (Commonwealth of) Turnpike Commission, 5.00% coupon, due 12/01/2048 (portfolio average weight of 1.4%). The position that detracted the most from the Fund’s return during this period was Miami-Dade (County of), FL Transit System, 4.00% coupon, due 07/01/2045, (portfolio average weight of 1.10%).

79

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	18.04
Sales Tax Revenue	14.29
Water Revenue	11.15
General Fund	8.10
College & University Revenue	7.67
Miscellaneous Revenue	7.08
Transit Revenue	4.92
Port, Airport & Marina Revenue	3.91
Health, Hospital, Nursing Home Revenue	3.69
Appropriations	3.63
Income Tax Revenue	3.11
Highway Tolls Revenue	3.11
Revenue Types Each Less Than 3%	8.11
Other Assets Less Liabilities	3.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB, 5.00%, 03/15/2039	1.88
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB, 5.00%, 12/15/2028	1.73
New York (State of) Dormitory Authority (Bid Group 4), Series 2018 C, Ref. RB, 5.00%, 03/15/2038	1.69
Illinois (State of) Toll Highway Authority, Series 2017 A, RB, 5.00%, 01/01/2039	1.67
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB, 5.00%, 10/01/2038	1.60
Connecticut (State of), Series 2021 A, GO Bonds, 4.00%, 01/15/2028	1.51
University of Colorado, Series 2017 A-2, Ref. RB, 4.00%, 06/01/2038	1.47
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds, 5.00%, 05/01/2028	1.47
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds, 5.00%, 11/01/2028	1.41
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, 5.00%, 12/01/2028	1.41
Total	15.84

Growth of a $10,000 Investment Since Inception

80

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2028 Index	4.91%	4.64%	9.15%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	3.95	4.37	8.60
Market Price Return	3.91	4.45	8.77

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

81

BSMT	Management’s Discussion of Fund Performance
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

As an index fund, the Invesco BulletShares 2029 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2029 Index (the “Municipal Bond 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2029 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2029 or, in some cases, “effective maturities” in the year 2029. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 3.63%. On a net asset value (“NAV”) basis, the Fund returned 3.52%. During the same time period, the Index returned 4.86%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the District of Columbia and most underweight in the state of California during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the state of New York.

For the fiscal year ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Illinois, respectively. The state of Virginia detracted most significantly from the Fund’s return during the period, followed by the states of Vermont and Utah, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included New Jersey (State of) Transportation Trust Fund Authority, 5.00% coupon, due 12/15/2029, (portfolio average weight of 1.20%) and Florida (State of) Higher Educational Facilities Authority, 5.00% coupon, due 03/01/2039, (portfolio average weight of 0.80%). The position that detracted the most from the Fund’s return during this period was Georgia (State of), 5.00% coupon, due 07/01/2029, (portfolio average weight of 0.08%).

82

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	14.64
Water Revenue	12.08
General Fund	10.18
Highway Tolls Revenue	8.82
Income Tax Revenue	8.72
Miscellaneous Revenue	7.94
Health, Hospital, Nursing Home Revenue	7.76
Lease Revenue	6.71
College & University Revenue	6.15
Electric Power Revenue	4.60
Appropriations	4.40
Revenue Types Each Less Than 3%	6.81
Other Assets Less Liabilities	1.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
New York (State of) Dormitory Authority, Series 2019, RB, 5.00%, 07/01/2039	2.66
Illinois (State of) Toll Highway Authority, Series 2019 A, RB, 5.00%, 01/01/2044	2.38
New York (City of), NY Transitional Finance Authority, Series 2019 A-2, RB, 5.00%, 05/01/2037	2.32
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB, 5.00%, 06/01/2049	1.62
Vermont (State of) Educational & Health Buildings Financing Agency (Middlebury College), Series 2020, Ref. RB, 4.00%, 11/01/2050	1.47
Savannah (City of), GA Hospital Authority (St. Josephs Candler Health System), Series 2019 A, Ref. RB, 4.00%, 07/01/2043	1.46
Illinois (State of) Finance Authority (Green Bonds), Series 2019, RB, 5.00%, 07/01/2037	1.39
California (State of), Series 2019, GO Bonds, 4.00%, 10/01/2044	1.34
Metropolitan Water District of Southern California, Series 2020 A, RB, 5.00%, 10/01/2045	1.31
Ohio (State of), Series 2019 A, GO Bonds, 5.00%, 06/15/2038	1.22
Total	17.17

Growth of a $10,000 Investment Since Inception

83

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco BulletShares® Municipal Bond 2029 Index	4.86%	4.86%	9.60%
Bloomberg Municipal Bond Index	3.40	3.87	7.61
Fund
NAV Return	3.52	4.21	8.28
Market Price Return	3.63	4.31	8.48

Fund Inception: September 25, 2019

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

84

BSMU	Management’s Discussion of Fund Performance
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

As an index fund, the Invesco BulletShares 2030 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2030 Index (the “Municipal Bond 2030 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2030 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2030 or, in some cases, “effective maturities” in the year 2030. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2030. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 16, 2020) through August 31, 2021, on a market price basis, the Fund returned 4.23%. On a net asset value (“NAV”) basis, the Fund returned 4.04%. During the same time period, the Index returned 5.12%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond Index (the “Benchmark Index”) returned 3.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Florida during the fiscal period ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the state of New York.

For the fiscal period ended August 31, 2021, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Texas, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included New York (State of) Thruway Authority, 4.00% coupon, due 01/01/2038, (portfolio average weight of 3.10%) and New York (State of) Dormitory Authority, 4.00% coupon, due 02/15/2037, (portfolio average weight of 3.10%). The position that detracted the most from the Fund’s return during this period was University of Michigan, 5.00% coupon, due 04/01/2045, (portfolio average weight of 1.20%).

85

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	18.23
Income Tax Revenue	16.14
Health, Hospital, Nursing Home Revenue	10.54
General Fund	8.61
Water Revenue	8.30
College & University Revenue	6.44
Miscellaneous Revenue	5.28
Port, Airport & Marina Revenue	4.89
Lease Revenue	4.24
Transit Revenue	3.41
Highway Tolls Revenue	3.36
Sales Tax Revenue	3.35
Revenue Types Each Less Than 3%	5.80
Other Assets Less Liabilities	1.41

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB, 5.00%, 07/15/2045	3.41
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB, 4.00%, 02/15/2037	3.10
New York (State of) Thruway Authority, Series 2019 B, RB, 4.00%, 01/01/2038	3.10
New York State Urban Development Corp., Series 2020, Ref. RB, 4.00%, 03/15/2042	3.07
Harris (County of), TX Port Authority of Houston, Series 2020 A-2, Ref. GO Bonds, 4.00%, 10/01/2037	2.55
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds, 5.00%, 07/01/2033	2.25
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB, 5.00%, 12/01/2050	2.25
Massachusetts (Commonwealth of), Series 2020 C, GO Bonds, 3.00%, 03/01/2049	2.23
Prince George’s (County of), MD, Series 2019 A, GO Bonds, 5.00%, 07/15/2030	2.22
Texas (State of) Water Development Board, Series 2020, RB, 5.00%, 08/01/2030	2.19
Total	26.37

Growth of a $10,000 Investment Since Inception

86

Invesco BulletShares 2030 Municipal Bond ETF (BSMU) (continued)

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
Invesco BulletShares® Municipal Bond 2030 Index	5.12%
Bloomberg Municipal Bond Index	3.37
Fund
NAV Return	4.04
Market Price Return	4.23

Fund Inception: September 16, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

87

BSAE	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

As an index fund, the Invesco BulletShares 2021 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index (the “Emerging Markets 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2021 Index is designed to represent the performance of a portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.48%. On a net asset value (“NAV”) basis, the Fund returned 0.63%. During the same time period, the Index returned 1.68%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the negative impact of the sampling methodology employed by the portfolio management team.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 4.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the United States, driven by U.S. Treasury Bills held in the last year of the Fund’s maturity, and most underweight in the country of Mexico during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2021; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2021, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of South Africa and Brazil, respectively. China detracted most significantly from the Fund’s return during the period, followed by Poland.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Eskom Holdings Ltd. (South Africa) 5.75% coupon, due 01/26/2021, an independent power and renewable electricity producers company (no longer held at fiscal year-end) and Turkiye Vakiflar Bankasi T.A.O., 5.50% coupon, due 10/27/2021, a financials company (portfolio average weight of 2.1%). The positions that detracted most from the Fund’s return during the period were Huarong Finance II Co. Ltd., 3.63% coupon, due 11/22/2021, a diversified financial services company (no longer held at fiscal year-end) and Black Sea Trade and Development Bank, 4.88% coupon, due 06/05/2021, a supranational entity (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
U.S. Treasury Securities	77.12
Financials	8.07
Utilities	6.09
Energy	4.04
Sector Types Each Less Than 3%	4.03
Money Market Funds Plus Other Assets Less Liabilities	0.65

88

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
U.S. Treasury Bills, 0.04%, 10/21/2021	58.09
U.S. Treasury Bills, 0.04%, 11/18/2021	19.03
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.50%, 11/22/2021	4.05
Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021	2.04
Itau Unibanco Holding S.A., 6.20%, 12/21/2021	2.03
Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021	2.03
Unity 1 Sukuk Ltd., 3.86%, 11/30/2021	2.03
Turkiye Vakiflar Bankasi T.A.O., 5.50%, 10/27/2021	2.02
Turkiye Is Bankasi A.S., 5.38%, 10/06/2021	2.01
RHB Bank Bhd., 2.50%, 10/06/2021	2.01
Total	95.34

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index	1.68%	3.56%	10.70%
JP Morgan Emerging Market Bond Global Index	4.20	6.97	21.62
Fund
NAV Return	0.63	3.63	10.92
Market Price Return	0.48	3.59	10.79

89

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

90

BSBE	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

As an index fund, the Invesco BulletShares 2022 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index (the “Emerging Markets 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 2.14%. On a net asset value (“NAV”) basis, the Fund returned 2.35%. During the same time period, the Index returned 2.80%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the negative impact of the sampling methodology employed by the portfolio management team.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 4.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of India and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2022; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2021, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of India and Russia, respectively. The country of Saudi Arabia detracted most significantly from the Fund’s return, followed by the countries of Qatar and Panama, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Turkey Government International Bond, 6.25% coupon, due 09/26/2022, a sovereign credit (portfolio average weight of 1.7%) and Turkiye Garanti Bankasi AS, 5.25% coupon, due 09/13/2022, a banks company (portfolio average weight of 0.5%). Positions that detracted most significantly to the Fund’s return during the period, included Alpha Holding SA de CV, 0.00% coupon, due 12/19/2022, a diversified financial services company (no longer held at fiscal year-end) and Yuzhou Properties Co. Ltd., 8.30% coupon, due 05/27/2025, a real estate management and development company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	45.20
Sovereign Debt	21.06
Energy	15.37
Materials	3.62
Consumer Staples	3.56
Communication Services	3.18
Sector Types Each Less Than 3%	6.59
Money Market Funds Plus Other Assets Less Liabilities	1.42

91

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
America Movil S.A.B. de C.V., 3.13%, 07/16/2022	2.65
Republic of Poland Government International Bond, 5.00%, 03/23/2022	2.13
Abu Dhabi Government International Bond, 2.50%, 10/11/2022	2.13
Abu Dhabi Government International Bond, 2.50%, 10/11/2022	2.13
Turkey Government International Bond, 6.25%, 09/26/2022	1.62
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	1.62
Russian Foreign Bond—Eurobond, 4.50%, 04/04/2022	1.59
Asian Development Bank, 0.63%, 04/07/2022	1.43
PTT Global Chemical PCL, 4.25%, 09/19/2022	1.34
Indonesia Government International Bond, 3.75%, 04/25/2022	1.33
Total	17.97

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index	2.80%	4.83%	14.68%
JP Morgan Emerging Market Bond Global Index	4.20	6.97	21.62
Fund
NAV Return	2.35	5.06	15.41
Market Price Return	2.14	5.04	15.35

92

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

93

BSCE	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

As an index fund, the Invesco BulletShares 2023 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index (the “Emerging Markets 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 3.42%. On a net asset value (“NAV”) basis, the Fund returned 3.55%. During the same time period, the Index returned 4.03%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the negative impact of the sampling methodology employed by the portfolio management team.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 4.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Turkey and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2023; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2021, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of Brazil and Russia, respectively. No countries detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Eskom Holdings SOC Ltd., 6.75% coupon, due 08/06/2023, an independent power and renewable electricity producers company (portfolio average weight of 0.7%) and Turkiye Garanti Bankasi AS, 5.88% coupon, due 03/16/2023, a banks company (portfolio average weight of 0.7%). Positions that detracted most significantly from the Fund’s return during the period were Credito Real SAB de CV SOFOM ER, 9.50% coupon, due 02/07/2026, a consumer finance company (no longer held at fiscal year-end) and CNOOC Finance Ltd., 3.00% coupon, due 05/09/2023, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Sovereign Debt	35.87
Financials	33.41
Energy	9.30
Materials	4.22
Utilities	4.11
Real Estate	3.22
Sector Types Each Less Than 3%	8.56
Money Market Funds Plus Other Assets Less Liabilities	1.31

94

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Qatar Government International Bond, 3.88%, 04/23/2023	4.04
Russian Foreign Bond—Eurobond, 4.88%, 09/16/2023	2.07
Abu Dhabi Government International Bond, 0.75%, 09/02/2023	1.92
Abu Dhabi Government International Bond, 0.75%, 09/02/2023	1.84
Gazprom Neft OAO Via GPN Capital S.A., 6.00%, 11/27/2023	1.76
Turkey Government International Bond, 7.25%, 12/23/2023	1.73
Lukoil International Finance B.V., 4.56%, 04/24/2023	1.68
Itau Unibanco Holding S.A., 5.13%, 05/13/2023	1.67
Perusahaan Penerbit SBSN Indonesia III, 3.75%, 03/01/2023	1.67
Indonesia Government International Bond, 2.95%, 01/11/2023	1.64
Total	20.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index	4.03%	5.39%	16.47%
JP Morgan Emerging Market Bond Global Index	4.20	6.97	21.62
Fund
NAV Return	3.55	5.91	18.17
Market Price Return	3.42	5.90	18.13

95

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

96

BSDE	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

As an index fund, the Invesco BulletShares 2024 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index (the “Emerging Markets 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2024 Index is designed to represent the performance of a portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 4.11%. On a net asset value (“NAV”) basis, the Fund returned 4.31%. During the same time period, the Index returned 5.45%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the negative impact of the sampling methodology employed by the portfolio management team.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 4.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of India and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2024; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2021, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of Mexico and Brazil, respectively. The country of Peru detracted most significantly from the Fund’s return during the period and there were no other countries that detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Turkiye Is Bankasi AS, 6.13% coupon, due 04/25/2024, a banks company (portfolio average weight of 1.8%) and Turkey Government International Bond, 5.60% coupon, due 11/14/2024, a sovereign credit (portfolio average weight of 1.8%). Positions that detracted most significantly from the Fund’s return during the period included Vedanta Resources Ltd. (India), 6.13% coupon, due 08/09/2024, a metals & mining company (no longer held at fiscal year-end) and Andrade Gutierrez International SA, 9.50% coupon, due 12/30/2024, a diversified financial services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Sovereign Debt	34.40
Financials	27.12
Materials	9.25
Utilities	8.36
Communication Services	6.36
Energy	5.81
Sector Types Each Less Than 3%	7.26
Money Market Funds Plus Other Assets Less Liabilities	1.44

97

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Egypt Government International Bond, 6.20%, 03/01/2024	3.64
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024	2.77
Asian Development Bank, 2.63%, 01/30/2024	2.45
Qatar Government International Bond, 3.38%, 03/14/2024	2.26
Asian Development Bank, 1.50%, 10/18/2024	2.18
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024	1.86
Republic of Poland Government International Bond, 4.00%, 01/22/2024	1.84
Comision Federal de Electricidad, 4.88%, 01/15/2024	1.83
QNB Finance Ltd., 3.50%, 03/28/2024	1.80
Turkey Government International Bond, 6.35%, 08/10/2024	1.79
Total	22.42

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index	5.45%	7.24%	22.52%
JP Morgan Emerging Market Bond Global Index	4.20	6.97	21.62
Fund
NAV Return	4.31	6.21	19.14
Market Price Return	4.11	6.18	19.03

98

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

99

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

100

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-53.67%
Aerospace & Defense-0.34%
Lockheed Martin Corp., 3.35%, 09/15/2021	$5,428,000	$5,434,354

Automobiles-2.73%
American Honda Finance Corp., 1.70%, 09/09/2021	15,547,000	15,551,644
General Motors Financial Co., Inc., 4.38%, 09/25/2021	17,527,000	17,572,116
Toyota Motor Credit Corp., 3.40%, 09/15/2021	10,983,000	10,995,712

		44,119,472

Banks-9.94%
BPCE S.A. (France), 2.75%, 12/02/2021.	14,891,000	14,987,235
Citigroup, Inc., 2.90%, 12/08/2021	35,940,000	36,121,251
Fifth Third Bank N.A., 2.88%, 10/01/2021	10,855,000	10,855,000
KeyBank N.A., 2.50%, 11/22/2021	6,900,000	6,935,927
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.19%, 09/13/2021	16,470,000	16,480,489
Mizuho Financial Group, Inc. (Japan), 2.27%, 09/13/2021	17,527,000	17,538,134
PNC Bank N.A., 2.55%, 12/09/2021	8,484,000	8,522,269
Skandinaviska Enskilda Banken AB (Sweden), 1.88%, 09/13/2021	15,126,000	15,134,223
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.44%, 10/19/2021	22,030,000	22,095,913
Svenska Handelsbanken AB (Sweden), 1.88%, 09/07/2021	12,043,000	12,045,489

		160,715,930

Beverages-0.62%
PepsiCo, Inc., 1.70%, 10/06/2021	9,998,000	9,999,843

Biotechnology-2.86%
Gilead Sciences, Inc.
4.40%, 12/01/2021	19,251,000	19,251,000
0.75%, 09/29/2023	26,971,000	26,977,101

		46,228,101

Capital Markets-9.77%
Credit Suisse AG (Switzerland)
3.00%, 10/29/2021	30,777,000	30,912,570
2.10%, 11/12/2021	30,465,000	30,579,266
Deutsche Bank AG (Germany), 4.25%, 10/14/2021	50,453,000	50,678,545
Morgan Stanley, 2.63%, 11/17/2021	45,570,000	45,803,785

		157,974,166

Diversified Telecommunication Services-0.89%
Qwest Corp., 6.75%, 12/01/2021	14,136,000	14,358,571

Electric Utilities-2.97%
Duke Energy Progress LLC, 3.00%, 09/15/2021	5,318,000	5,323,451
Entergy Louisiana LLC, 0.62%, 11/17/2023	14,917,000	14,923,995

	Principal Amount	Value
Electric Utilities-(continued)
NextEra Energy Capital Holdings, Inc., 2.40%, 09/01/2021	$22,229,000	$22,229,000
Ohio Power Co., Series M, 5.38%, 10/01/2021	5,537,000	5,559,498

		48,035,944

Electrical Equipment-0.44%
Emerson Electric Co., 2.63%, 12/01/2021	7,014,000	7,043,073

Equity REITs-1.03%
ERP Operating L.P., 4.63%, 12/15/2021.	11,010,000	11,028,251
MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026	5,470,000	5,643,290

		16,671,541

Food & Staples Retailing-1.66%
Kroger Co. (The), 2.95%, 11/01/2021	7,008,000	7,023,475
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	19,838,000	19,865,091

		26,888,566

Food Products-1.52%
General Mills, Inc., 3.15%, 12/15/2021	14,018,000	14,053,438
JM Smucker Co. (The), 3.50%, 10/15/2021	10,520,000	10,562,125

		24,615,563

Health Care Equipment & Supplies-0.45%
Stryker Corp., 0.60%, 12/01/2023	7,339,000	7,340,330

Health Care Providers & Services-1.09%
UnitedHealth Group, Inc.
3.38%, 11/15/2021	7,009,000	7,026,335
2.88%, 12/15/2021	10,517,000	10,597,458

		17,623,793

Household Products-0.71%
Procter & Gamble Co. (The), 1.70%, 11/03/2021	11,411,000	11,441,900

Industrial Conglomerates-1.61%
General Electric Co., 4.65%, 10/17/2021	305,000	306,681
Honeywell International, Inc., 1.85%, 11/01/2021	18,689,000	18,715,070
Roper Technologies, Inc., 2.80%, 12/15/2021	7,013,000	7,046,215

		26,067,966

Internet & Direct Marketing Retail-0.87%
Amazon.com, Inc., 3.30%, 12/05/2021	14,019,000	14,057,573

IT Services-0.58%
Mastercard, Inc., 2.00%, 11/21/2021	9,370,000	9,393,387

Machinery-1.93%
Caterpillar Financial Services Corp., 3.15%, 09/07/2021	12,046,000	12,051,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)–(continued)

August 31, 2021

	Principal Amount	Value
Machinery-(continued)
John Deere Capital Corp.
3.13%, 09/10/2021	$6,157,000	$6,161,101
3.15%, 10/15/2021	5,607,000	5,626,131
Xylem, Inc., 4.88%, 10/01/2021	7,414,000	7,441,327

		31,279,714

Multi-Utilities-0.92%
Consolidated Edison, Inc., Series A, 0.65%, 12/01/2023	7,300,000	7,299,839
Puget Energy, Inc., 6.00%, 09/01/2021 .	7,490,000	7,490,000

		14,789,839

Oil, Gas & Consumable Fuels-1.43%
Shell International Finance B.V. (Netherlands), 1.75%, 09/12/2021	15,987,000	15,993,823
TotalEnergies Capital S.A. (France), 4.25%, 12/15/2021	7,055,000	7,137,688

		23,131,511

Pharmaceuticals-3.10%
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	22,185,000	22,195,261
Pfizer, Inc.
3.00%, 09/15/2021	12,157,000	12,169,831
2.20%, 12/15/2021	15,633,000	15,729,316

		50,094,408

Road & Rail-0.48%
Norfolk Southern Corp., 3.25%, 12/01/2021	7,740,000	7,740,000

Semiconductors & Semiconductor Equipment-0.95%
Intel Corp., 3.30%, 10/01/2021	15,332,000	15,371,172

	Principal Amount	Value
Software-3.81%
Oracle Corp., 1.90%, 09/15/2021	$61,630,000	$61,667,707

Specialty Retail-0.32%
Lowe’s Cos., Inc., 3.80%, 11/15/2021	5,097,000	5,113,522

Tobacco-0.65%
Philip Morris International, Inc., 2.90%, 11/15/2021	10,518,000	10,574,881

Total U.S. Dollar Denominated Bonds & Notes (Cost $866,996,306)		867,772,827

U.S. Treasury Securities-44.77%
U.S. Treasury Bills-44.77%(b)
0.04%–0.05%, 09/23/2021	265,000,000	264,994,737
0.04%–0.05%, 12/02/2021	459,000,000	458,952,884

Total U.S. Treasury Securities (Cost $723,945,327)		723,947,621

	Shares
Money Market Funds-1.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $16,217,060)	16,217,060	16,217,060

TOTAL INVESTMENTS IN SECURITIES-99.44% (Cost $1,607,158,693)		1,607,937,508
OTHER ASSETS LESS LIABILITIES-0.56%		9,047,885

NET ASSETS-100.00%		$1,616,985,393

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,667,160,805	$(1,650,943,745)	$-	$ -	$16,217,060	$46,647

Invesco Premier U.S. Government Money Portfolio, Institutional Class	29,211,229	71,522,245	(100,733,474)	-	-	-	207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$4,967,699	$15,957,161	$(20,924,860)	$-	$-	$-	$658	*
Invesco Private Prime Fund	1,698,896	15,105,432	(16,804,699)	-	371	-	2,043	*

Total	$35,877,824	$1,769,745,643	$(1,789,406,778)	$-	$371	$16,217,060	$49,555

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.58%
Aerospace & Defense-1.20%
Boeing Co. (The), 1.43%, 02/04/2024	$21,276,000	$21,326,855
General Dynamics Corp., 2.25%, 11/15/2022	7,125,000	7,262,378

		28,589,233

Air Freight & Logistics-0.48%
United Parcel Service, Inc.
2.35%, 05/16/2022	4,157,000	4,213,520
2.45%, 10/01/2022(b)	7,158,000	7,331,490

		11,545,010

Airlines-0.29%
Delta Air Lines, Inc., 3.63%, 03/15/2022	6,953,000	7,026,695

Automobiles-4.08%
American Honda Finance Corp.
1.95%, 05/20/2022	4,056,000	4,107,827
2.20%, 06/27/2022	5,942,000	6,037,253
0.40%, 10/21/2022	4,722,000	4,728,037
2.60%, 11/16/2022	3,283,000	3,373,448
General Motors Financial Co., Inc.
3.45%, 01/14/2022	8,821,000	8,898,347
3.45%, 04/10/2022	9,517,000	9,645,079
3.15%, 06/30/2022(b)	8,454,000	8,625,680
Toyota Motor Corp. (Japan), 2.16%, 07/02/2022(b)	3,378,000	3,433,373
Toyota Motor Credit Corp.
2.60%, 01/11/2022	9,070,000	9,149,533
3.30%, 01/12/2022	6,784,000	6,859,136
1.15%, 05/26/2022(b)	8,947,000	9,015,176
2.80%, 07/13/2022	3,381,000	3,456,602
0.45%, 07/22/2022	5,039,000	5,051,232
2.15%, 09/08/2022	6,352,000	6,476,098
0.35%, 10/14/2022(b)	8,818,000	8,832,382

		97,689,203

Banks-23.02%
Bank of America Corp.
5.70%, 01/24/2022	7,610,000	7,778,543
2.50%, 10/21/2022	14,796,000	14,841,209
Bank of Montreal (Canada)
2.35%, 09/11/2022	8,436,000	8,622,284
2.55%, 11/06/2022(b)	6,693,000	6,861,853
Bank of Nova Scotia (The) (Canada)
2.70%, 03/07/2022	10,136,000	10,266,998
2.45%, 09/19/2022	6,757,000	6,922,468
Barclays Bank PLC (United Kingdom),
7.63%, 11/21/2022	12,550,000	13,541,542
BBVA USA, 2.88%, 06/29/2022	6,300,000	6,422,489
Canadian Imperial Bank of Commerce (Canada), 2.55%, 06/16/2022(b)	6,761,000	6,890,480
CIT Group, Inc., 5.00%, 08/15/2022	7,956,000	8,281,798
Citigroup, Inc.
4.50%, 01/14/2022	17,964,000	18,248,622
2.75%, 04/25/2022(b)	16,731,000	16,970,319
4.05%, 07/30/2022	6,108,000	6,313,909
2.70%, 10/27/2022	11,823,000	12,135,496
Citizens Bank N.A., 2.65%, 05/26/2022	5,002,000	5,080,887

	Principal Amount	Value
Banks-(continued)
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2022(b)	$7,023,000	$7,087,670
3.88%, 02/08/2022	20,775,000	21,107,822
3.95%, 11/09/2022	11,105,000	11,570,063
Fifth Third Bancorp
3.50%, 03/15/2022	3,382,000	3,432,759
2.60%, 06/15/2022	4,799,000	4,878,727
First Republic Bank, 2.50%, 06/06/2022	4,003,000	4,062,898
HSBC Holdings PLC (United Kingdom), 4.00%, 03/30/2022(b)	12,249,000	12,516,750
Huntington Bancshares, Inc., 2.30%, 01/14/2022	6,652,000	6,692,272
Huntington National Bank (The), 2.50%, 08/07/2022	4,452,000	4,539,025
JPMorgan Chase & Co.
4.50%, 01/24/2022	11,440,000	11,635,223
3.25%, 09/23/2022(b)	21,582,000	22,278,594
KeyBank N.A.
2.40%, 06/09/2022	4,129,000	4,198,930
2.30%, 09/14/2022	5,050,000	5,160,672
Lloyds Banking Group PLC (United Kingdom), 3.00%, 01/11/2022	10,894,000	11,003,108
Manufacturers and Traders Trust Co., 2.50%, 05/18/2022	4,952,000	5,025,575
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 02/22/2022	6,781,000	6,870,773
2.62%, 07/18/2022	15,500,000	15,819,426
2.67%, 07/25/2022	14,518,000	14,829,980
Mizuho Financial Group, Inc. (Japan)
2.95%, 02/28/2022(b)	11,020,000	11,166,939
2.60%, 09/11/2022	7,350,000	7,526,757
MUFG Union Bank N.A., 2.10%, 12/09/2022(b)	5,050,000	5,159,070
Natwest Group PLC (United Kingdom), 6.13%, 12/15/2022	7,200,000	7,700,346
People’s United Financial, Inc., 3.65%, 12/06/2022	3,587,000	3,703,810
PNC Bank N.A.
2.63%, 02/17/2022	8,450,000	8,529,871
2.45%, 07/28/2022	6,095,000	6,210,025
2.70%, 11/01/2022(b)	6,768,000	6,947,233
PNC Financial Services Group, Inc. (The)
3.30%, 03/08/2022(b)	6,761,000	6,852,530
2.85%, 11/09/2022(c)	3,382,000	3,485,995
Royal Bank of Canada (Canada), 2.75%, 02/01/2022(b)	8,450,000	8,540,545
Santander Holdings USA, Inc., 3.70%, 03/28/2022	4,816,000	4,893,860
Skandinaviska Enskilda Banken AB (Sweden), 2.80%, 03/11/2022	3,251,000	3,297,488
Sumitomo Mitsui Banking Corp. (Japan), 3.20%, 07/18/2022(b)	4,885,000	5,013,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2021

	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.85%, 01/11/2022	$5,729,000	$5,783,723
2.78%, 07/12/2022(b)	13,792,000	14,094,061
2.78%, 10/18/2022	8,448,000	8,687,169
Synchrony Bank, 3.00%, 06/15/2022	5,395,000	5,498,561
Truist Bank
2.63%, 01/15/2022	7,050,000	7,100,773
2.45%, 08/01/2022	7,667,000	7,812,746
Truist Financial Corp.
2.70%, 01/27/2022(b)	6,760,000	6,814,822
2.75%, 04/01/2022	6,888,000	6,974,490
U.S. Bancorp
3.00%, 03/15/2022(b)	7,233,000	7,326,614
2.95%, 07/15/2022	9,174,000	9,371,002
Series V, 2.63%, 01/24/2022	9,447,000	9,519,337
UBS AG (Switzerland), 7.63%, 08/17/2022	14,829,000	15,785,066
US Bank N.A., 1.80%, 01/21/2022	6,100,000	6,130,451
Wells Fargo & Co.
3.50%, 03/08/2022(b)	13,843,000	14,078,947
2.63%, 07/22/2022(b)	14,497,000	14,808,520

		550,703,344

Beverages-1.65%
Diageo Investment Corp. (United Kingdom), 2.88%, 05/11/2022	6,919,000	7,045,577
Keurig Dr Pepper, Inc., 0.75%, 03/15/2024(b)	8,033,000	8,043,555
Molson Coors Beverage Co., 3.50%, 05/01/2022(b)	3,529,000	3,605,723
PepsiCo, Inc.
2.75%, 03/05/2022	8,656,000	8,770,441
2.25%, 05/02/2022	5,193,000	5,255,360
3.10%, 07/17/2022	6,649,000	6,787,163

		39,507,819

Biotechnology-3.81%
AbbVie, Inc.
2.90%, 11/06/2022	21,800,000	22,439,847
3.20%, 11/06/2022	7,058,000	7,258,964
2.30%, 11/21/2022	22,383,000	22,898,108
Amgen, Inc.
2.70%, 05/01/2022	3,463,000	3,506,492
2.65%, 05/11/2022	10,894,000	11,054,973
3.63%, 05/15/2022(b)	5,195,000	5,280,274
Biogen, Inc., 3.63%, 09/15/2022	7,533,000	7,788,693
Gilead Sciences, Inc.
1.95%, 03/01/2022	3,837,000	3,864,501
3.25%, 09/01/2022	6,918,000	7,092,169

		91,184,021

Capital Markets-5.95%
Ares Capital Corp., 3.63%, 01/19/2022(b) .	5,331,000	5,379,300
Bank of New York Mellon Corp. (The)
2.60%, 02/07/2022	9,522,000	9,603,576
1.95%, 08/23/2022	6,760,000	6,878,008
BlackRock, Inc., 3.38%, 06/01/2022	5,337,000	5,460,969
CME Group, Inc., 3.00%, 09/15/2022	5,289,000	5,441,021

	Principal Amount	Value
Capital Markets-(continued)
Credit Suisse AG (Switzerland), 2.80%, 04/08/2022	$10,150,000	$10,308,760
Deutsche Bank AG (Germany), 3.30%, 11/16/2022	7,400,000	7,649,076
E*TRADE Financial Corp., 2.95%, 08/24/2022	4,307,000	4,412,674
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	31,529,000	32,219,434
Moody’s Corp., 4.50%, 09/01/2022	3,533,000	3,641,034
Morgan Stanley
2.75%, 05/19/2022	23,278,000	23,707,397
4.88%, 11/01/2022	13,525,000	14,221,901
Nasdaq, Inc., 0.45%, 12/21/2022	4,248,000	4,248,688
Northern Trust Corp., 2.38%, 08/02/2022	3,386,000	3,453,953
TD Ameritrade Holding Corp., 2.95%, 04/01/2022	5,576,000	5,641,187

		142,266,978

Chemicals-1.17%
Celanese US Holdings LLC, 4.63%, 11/15/2022	3,796,000	3,979,425
Eastman Chemical Co., 3.60%, 08/15/2022	5,297,000	5,420,950
Ecolab, Inc., 2.38%, 08/10/2022	3,461,000	3,525,942
Linde, Inc.
2.45%, 02/15/2022	4,256,000	4,275,924
2.20%, 08/15/2022	3,405,000	3,454,102
Mosaic Co. (The), 3.25%, 11/15/2022(b)	3,804,000	3,922,348
Syngenta Finance N.V. (Switzerland), 3.13%, 03/28/2022	3,467,000	3,512,495

		28,091,186

Commercial Services & Supplies-0.34%
Cintas Corp. No. 2, 2.90%, 04/01/2022	4,598,000	4,659,255
Waste Management, Inc., 2.90%, 09/15/2022(b)	3,468,000	3,536,852

		8,196,107

Communications Equipment-0.60%
Cisco Systems, Inc., 3.00%, 06/15/2022	3,465,000	3,541,134
Nokia OYJ (Finland), 3.38%, 06/12/2022	3,530,000	3,604,306
Telefonaktiebolaget LM Ericsson (Sweden), 4.13%, 05/15/2022(b)	7,053,000	7,230,383

		14,375,823

Consumer Finance-2.38%
Ally Financial, Inc., 4.13%, 02/13/2022	4,567,000	4,643,436
American Express Co.
2.50%, 08/01/2022	12,769,000	13,011,166
2.65%, 12/02/2022	9,066,000	9,341,392
American Express Credit Corp., 2.70%, 03/03/2022	12,857,000	12,993,206
Capital One Financial Corp., 3.05%, 03/09/2022	6,785,000	6,868,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2021

	Principal Amount	Value
Consumer Finance-(continued)
Capital One N.A.
2.65%, 08/08/2022	$3,000,000	$3,060,701
2.15%, 09/06/2022(b)	3,699,000	3,762,647
Discover Financial Services, 3.85%, 11/21/2022	3,073,000	3,201,662

		56,882,806

Diversified Consumer Services-0.14%
Block Financial LLC, 5.50%, 11/01/2022	3,316,000	3,422,706

Diversified Financial Services-0.87%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.95%, 02/01/2022	2,890,000	2,922,905
3.50%, 05/26/2022	663,000	675,742
4.63%, 07/01/2022	4,051,000	4,188,794
Berkshire Hathaway, Inc., 3.40%, 01/31/2022	4,054,000	4,107,933
National Rural Utilities Cooperative Finance Corp., 1.75%, 01/21/2022	3,463,000	3,484,105
ORIX Corp. (Japan), 2.90%, 07/18/2022	5,371,000	5,491,036

		20,870,515

Diversified Telecommunication Services-1.59%
AT&T, Inc.
3.00%, 06/30/2022(b)	13,582,000	13,826,823
2.63%, 12/01/2022(b)	8,112,000	8,299,034
0.90%, 03/25/2024	15,942,000	15,973,798

		38,099,655

Electric Utilities-2.79%
Alabama Power Co., Series 17-A, 2.45%, 03/30/2022	3,816,000	3,857,479
Duke Energy Corp.
2.40%, 08/15/2022	3,963,000	4,037,196
3.05%, 08/15/2022	3,465,000	3,532,823
Duke Energy Progress LLC, 2.80%, 05/15/2022	3,469,000	3,507,830
Entergy Corp., 4.00%, 07/15/2022	5,082,000	5,211,412
Eversource Energy, Series K, 2.75%, 03/15/2022	5,535,000	5,596,523
Exelon Corp., 3.50%, 06/01/2022	8,466,000	8,641,270
Exelon Generation Co. LLC
3.40%, 03/15/2022	3,466,000	3,513,804
4.25%, 06/15/2022	3,689,000	3,766,507
ITC Holdings Corp., 2.70%, 11/15/2022	3,891,000	3,990,357
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/2022	3,334,000	3,555,538
Pacific Gas and Electric Co., 1.75%, 06/16/2022	17,643,000	17,638,619

		66,849,358

Electrical Equipment-0.87%
ABB Finance USA, Inc. (Switzerland), 2.88%, 05/08/2022	8,856,000	9,015,302
Eaton Corp., 2.75%, 11/02/2022	11,377,000	11,700,649

		20,715,951

Electronic Equipment, Instruments & Components-0.48%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/2025	4,274,000	4,450,303

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Jabil, Inc., 4.70%, 09/15/2022	$3,380,000	$3,524,104
Tyco Electronics Group S.A., 3.50%, 02/03/2022	3,466,000	3,485,187

		11,459,594

Energy Equipment & Services-0.39%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	9,050,000	9,322,483

Entertainment-0.60%
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	3,463,000	3,502,627
2.35%, 12/01/2022(b)	7,057,000	7,240,311
Walt Disney Co. (The), 1.65%, 09/01/2022	3,527,000	3,577,818

		14,320,756

Equity REITs-1.29%
American Tower Corp.
2.25%, 01/15/2022	4,465,000	4,496,744
4.70%, 03/15/2022	4,942,000	5,055,490
Kimco Realty Corp., 3.40%, 11/01/2022(b)	3,404,000	3,506,488
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	10,013,000	10,613,780
Public Storage, 2.37%, 09/15/2022	3,460,000	3,529,674
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	3,441,000	3,536,100

		30,738,276

Food & Staples Retailing-1.11%
Costco Wholesale Corp., 2.30%, 05/18/2022	5,912,000	5,992,682
Kroger Co. (The), 3.40%, 04/15/2022	3,460,000	3,499,773
Walgreen Co., 3.10%, 09/15/2022	8,109,000	8,335,542
Walmart, Inc., 2.35%, 12/15/2022(b)	8,522,000	8,745,435

		26,573,432

Food Products-1.34%
General Mills, Inc., 2.60%, 10/12/2022	3,530,000	3,611,877
Hormel Foods Corp., 0.65%, 06/03/2024(b)	6,700,000	6,712,844
Kraft Heinz Foods Co. (The), 3.50%, 06/06/2022(b)	113,000	115,708
McCormick & Co., Inc., 2.70%, 08/15/2022	6,196,000	6,326,460
Mondelez International, Inc., 0.63%, 07/01/2022	7,926,000	7,950,038
Tyson Foods, Inc., 4.50%, 06/15/2022	7,056,000	7,213,532

		31,930,459

Health Care Equipment & Supplies-1.19%
Abbott Laboratories, 2.55%, 03/15/2022(b)	5,191,000	5,256,451
Becton, Dickinson and Co., 2.89%, 06/06/2022	11,410,000	11,607,189
DH Europe Finance II S.a.r.l., 2.05%, 11/15/2022	5,543,000	5,662,692
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/2022	5,857,000	5,926,874

		28,453,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2021

	Principal Amount	Value
Health Care Providers & Services-4.28%
Aetna, Inc., 2.75%, 11/15/2022(b)	$6,923,000	$7,079,891
Anthem, Inc.
3.13%, 05/15/2022	6,860,000	6,997,351
2.95%, 12/01/2022	5,296,000	5,457,791
Cardinal Health, Inc., 2.62%, 06/15/2022 .	4,034,000	4,102,534
Centene Corp., 4.25%, 12/15/2027(b)	17,915,000	18,945,113
Cigna Corp., 0.61%, 03/15/2024	3,530,000	3,531,151
CommonSpirit Health, 2.95%, 11/01/2022	3,462,000	3,555,926
CVS Health Corp.
3.50%, 07/20/2022	10,383,000	10,620,542
2.75%, 12/01/2022	8,659,000	8,869,514
Humana, Inc., 3.15%, 12/01/2022	4,158,000	4,273,784
UnitedHealth Group, Inc.
2.88%, 03/15/2022	7,815,000	7,874,531
3.35%, 07/15/2022(b)	7,330,000	7,534,478
2.38%, 10/15/2022	6,233,000	6,381,888
0.55%, 05/15/2024	7,100,000	7,103,531

		102,328,025

Hotels, Restaurants & Leisure-0.69%
McDonald’s Corp., 2.63%, 01/15/2022(b)	9,526,000	9,609,137
Starbucks Corp.
1.30%, 05/07/2022	3,383,000	3,405,653
2.70%, 06/15/2022	3,386,000	3,438,096

		16,452,886

Household Durables-0.51%
Lennar Corp.
4.13%, 01/15/2022(b)	4,056,000	4,078,511
4.75%, 11/15/2022	3,875,000	4,025,156
NVR, Inc., 3.95%, 09/15/2022	4,057,000	4,167,611

		12,271,278

Household Products-0.84%
Clorox Co. (The), 3.05%, 09/15/2022	4,155,000	4,247,645
Procter & Gamble Co. (The)
2.30%, 02/06/2022(b)	6,918,000	6,981,151
2.15%, 08/11/2022(b)	8,692,000	8,856,632

		20,085,428

Industrial Conglomerates-0.78%
3M Co., 2.00%, 06/26/2022	4,231,000	4,292,820
General Electric Co.
3.15%, 09/07/2022(b)	388,000	399,410
2.70%, 10/09/2022(b)	6,595,000	6,766,002
Honeywell International, Inc., 0.48%, 08/19/2022(b)	3,542,000	3,542,442
Roper Technologies, Inc., 3.13%, 11/15/2022	3,560,000	3,653,892

		18,654,566

Insurance-1.32%
American International Group, Inc., 4.88%, 06/01/2022	10,583,000	10,942,577
Aon Corp., 2.20%, 11/15/2022	3,960,000	4,047,083
Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	5,365,000	5,472,667

	Principal Amount	Value
Insurance-(continued)
Chubb INA Holdings, Inc., 2.88%, 11/03/2022	$7,425,000	$7,622,058
Marsh & McLennan Cos., Inc., 2.75%, 01/30/2022(b)	3,569,000	3,598,559

		31,682,944

Internet & Direct Marketing Retail-0.88%
Amazon.com, Inc., 2.50%, 11/29/2022	8,818,000	9,016,038
eBay, Inc.
3.80%, 03/09/2022	5,127,000	5,206,590
2.60%, 07/15/2022(b)	6,757,000	6,853,047

		21,075,675

IT Services-2.62%
Fiserv, Inc., 3.50%, 10/01/2022	4,936,000	5,067,700
International Business Machines Corp.
2.50%, 01/27/2022	7,949,000	8,023,216
1.88%, 08/01/2022(b)	7,100,000	7,210,515
2.88%, 11/09/2022	6,350,000	6,542,457
PayPal Holdings, Inc., 2.20%, 09/26/2022(b)	7,061,000	7,209,488
VeriSign, Inc., 4.75%, 07/15/2027	4,209,000	4,450,934
Visa, Inc.
2.15%, 09/15/2022	7,380,000	7,515,159
2.80%, 12/14/2022(b)	16,102,000	16,571,873

		62,591,342

Machinery-2.46%
Caterpillar Financial Services Corp.
0.95%, 05/13/2022	9,055,000	9,105,097
2.85%, 06/01/2022(b)	3,532,000	3,603,369
2.40%, 06/06/2022	4,136,000	4,205,879
1.90%, 09/06/2022	5,194,000	5,278,925
1.95%, 11/18/2022	5,390,000	5,504,759
2.55%, 11/29/2022(b)	4,158,000	4,277,446
CNH Industrial Capital LLC, 4.38%, 04/05/2022	3,463,000	3,542,028
Deere & Co., 2.60%, 06/08/2022	7,418,000	7,512,352
Flowserve Corp., 3.50%, 09/15/2022(b)	3,473,000	3,547,191
John Deere Capital Corp.
2.65%, 01/06/2022	4,603,000	4,638,345
2.75%, 03/15/2022(b)	3,442,000	3,491,060
2.15%, 09/08/2022	4,156,000	4,241,537

		58,947,988

Media-1.27%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	21,464,000	22,083,407
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	7,563,000	8,400,440

		30,483,847

Metals & Mining-0.32%
Newmont Corp., 3.50%, 03/15/2022	3,405,000	3,434,985
Nucor Corp., 4.13%, 09/15/2022	4,157,000	4,281,455

		7,716,440

Multiline Retail-0.29%
Target Corp., 2.90%, 01/15/2022(b)	6,824,000	6,889,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2021

	Principal Amount	Value
Multi-Utilities-0.91%
CenterPoint Energy, Inc., 2.50%, 09/01/2022	$3,525,000	$3,595,380
DTE Energy Co.
2.25%, 11/01/2022	3,468,000	3,543,741
Series H, 0.55%, 11/01/2022	5,190,000	5,204,643
Public Service Enterprise Group, Inc., 2.65%, 11/15/2022	5,822,000	5,965,019
Sempra Energy, 2.88%, 10/01/2022	3,460,000	3,527,114

		21,835,897

Oil, Gas & Consumable Fuels-7.17%
BP Capital Markets PLC (United Kingdom), 2.50%, 11/06/2022	6,922,000	7,102,310
Cenovus Energy, Inc. (Canada)
3.95%, 04/15/2022	3,528,000	3,573,080
3.00%, 08/15/2022	3,462,000	3,526,210
Chevron Corp.
2.41%, 03/03/2022(b)	6,725,000	6,775,852
2.50%, 03/03/2022(b)	4,846,000	4,893,504
2.36%, 12/05/2022(b)	14,222,000	14,533,264
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	5,359,991	5,468,495
Energy Transfer L.P., 5.20%, 02/01/2022.	7,077,000	7,130,558
Energy Transfer L.P./Regency Energy Finance Corp.
5.88%, 03/01/2022	6,259,000	6,339,822
5.00%, 10/01/2022	7,360,000	7,621,032
Enterprise Products Operating LLC, 4.05%, 02/15/2022	4,584,000	4,661,453
Exxon Mobil Corp.
2.40%, 03/06/2022(b)	8,261,000	8,326,243
1.90%, 08/16/2022	5,195,000	5,282,805
Kinder Morgan Energy Partners L.P., 3.95%, 09/01/2022	6,926,000	7,112,543
ONEOK Partners L.P., 3.38%, 10/01/2022	6,201,000	6,348,424
ONEOK, Inc., 4.25%, 02/01/2022	3,786,000	3,809,856
Phillips 66, 4.30%, 04/01/2022	14,042,000	14,367,945
Pioneer Natural Resources Co., 0.75%, 01/15/2024	5,191,000	5,155,783
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	5,195,000	5,276,698
Sabine Pass Liquefaction LLC, 6.25%, 03/15/2022	6,868,000	6,980,924
Shell International Finance B.V. (Netherlands), 2.38%, 08/21/2022(b)	7,062,000	7,215,932
TotalEnergies Capital International S.A. (France), 2.88%, 02/17/2022	7,072,000	7,162,866
TransCanada PipeLines Ltd. (Canada), 2.50%, 08/01/2022	7,961,000	8,122,379
Williams Cos., Inc. (The)
3.60%, 03/15/2022	9,460,000	9,571,878
3.35%, 08/15/2022	5,194,000	5,302,786

		171,662,642

	Principal Amount	Value
Personal Products-0.42%
Unilever Capital Corp. (United Kingdom)
3.00%, 03/07/2022	$3,580,000	$3,632,026
2.20%, 05/05/2022	6,370,000	6,445,949

		10,077,975

Pharmaceuticals-3.36%
AstraZeneca PLC (United Kingdom), 2.38%, 06/12/2022	7,908,000	8,028,470
Bristol-Myers Squibb Co.
2.00%, 08/01/2022	5,133,000	5,219,093
3.25%, 08/15/2022	6,035,000	6,208,657
Eli Lilly and Co., 2.35%, 05/15/2022	5,189,000	5,269,017
GlaxoSmithKline Capital PLC (United Kingdom), 2.85%, 05/08/2022	14,639,000	14,902,944
Johnson & Johnson, 2.25%, 03/03/2022 .	6,927,000	6,989,698
Merck & Co., Inc.
2.35%, 02/10/2022(b)	8,659,000	8,743,146
2.40%, 09/15/2022	6,925,000	7,046,479
Novartis Capital Corp. (Switzerland)
2.40%, 05/17/2022(b)	7,223,000	7,324,185
2.40%, 09/21/2022	10,381,000	10,623,324

		80,355,013

Professional Services-0.15%
Equifax, Inc., 3.30%, 12/15/2022	3,461,000	3,563,166

Road & Rail-0.77%
Burlington Northern Santa Fe LLC
3.05%, 03/15/2022	4,425,000	4,461,287
3.05%, 09/01/2022	4,150,000	4,236,952
Norfolk Southern Corp., 3.00%, 04/01/2022	4,159,000	4,196,819
Union Pacific Corp., 4.16%, 07/15/2022	5,294,000	5,421,930

		18,316,988

Semiconductors & Semiconductor Equipment-1.60%
Intel Corp.
2.35%, 05/11/2022(b)	5,194,000	5,263,676
3.10%, 07/29/2022(b)	6,922,000	7,105,729
2.70%, 12/15/2022	10,687,000	11,025,953
QUALCOMM, Inc., 3.00%, 05/20/2022(b)	11,133,000	11,354,772
Texas Instruments, Inc., 1.85%, 05/15/2022(b)	3,526,000	3,562,784

		38,312,914

Software-4.05%
Microsoft Corp.
2.40%, 02/06/2022	12,868,000	12,968,442
2.38%, 02/12/2022(b)	10,381,000	10,467,498
2.65%, 11/03/2022	6,922,000	7,097,283
2.13%, 11/15/2022	5,192,000	5,305,247
Oracle Corp.
2.50%, 05/15/2022	17,710,000	17,923,996
2.50%, 10/15/2022	17,753,000	18,182,972
salesforce.com, inc., 0.63%, 07/15/2024 .	7,100,000	7,116,893
VMware, Inc.
2.95%, 08/21/2022	10,614,000	10,859,216
1.00%, 08/15/2024	7,000,000	7,030,786

		96,952,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2021

	Principal Amount	Value
Specialty Retail-0.74%
AutoZone, Inc., 3.70%, 04/15/2022	$3,393,000	$3,435,941
Home Depot, Inc. (The), 2.63%, 06/01/2022(b)	8,450,000	8,588,933
Lowe’s Cos., Inc., 3.12%, 04/15/2022	5,637,000	5,697,255

		17,722,129

Technology Hardware, Storage & Peripherals-2.69%
Apple, Inc.
2.15%, 02/09/2022	8,855,000	8,932,080
2.50%, 02/09/2022	11,087,000	11,180,889
2.30%, 05/11/2022(b)	7,352,000	7,442,471
2.70%, 05/13/2022	8,656,000	8,804,658
1.70%, 09/11/2022	7,054,000	7,164,556
2.10%, 09/12/2022	7,061,000	7,194,544
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	9,617,000	9,977,326
HP, Inc., 4.05%, 09/15/2022	3,540,000	3,677,055

		64,373,579

Textiles, Apparel & Luxury Goods-0.46%
Ralph Lauren Corp., 1.70%, 06/15/2022(b)	3,386,000	3,424,796
VF Corp., 2.05%, 04/23/2022	7,430,000	7,514,313

		10,939,109

Tobacco-1.38%
Altria Group, Inc., 2.85%, 08/09/2022(b)	12,540,000	12,843,926
Philip Morris International, Inc.
2.63%, 02/18/2022	3,523,000	3,556,551
2.38%, 08/17/2022	5,528,000	5,630,930
2.50%, 08/22/2022	5,570,000	5,693,741
2.50%, 11/02/2022	5,188,000	5,310,373

		33,035,521

Trading Companies & Distributors-0.82%
Air Lease Corp.
3.75%, 02/01/2022(b)	4,153,000	4,187,168
2.63%, 07/01/2022	4,232,000	4,302,026
International Lease Finance Corp., 5.88%, 08/15/2022	5,289,000	5,560,315
United Rentals North America, Inc., 3.88%, 11/15/2027	5,330,000	5,607,160

		19,656,669

	Principal Amount	Value
Wireless Telecommunication Services-0.17%
Vodafone Group PLC (United Kingdom), 2.50%, 09/26/2022	$4,020,000	$4,109,408

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,334,580,205)		2,358,908,299

	Shares
Money Market Funds-0.69%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $16,446,920)	16,446,920	16,446,920

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.27% (Cost $2,351,027,125)		2,375,355,219

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.81%
Invesco Private Government Fund, 0.02%(d)(e)(f)	20,174,801	20,174,801
Invesco Private Prime Fund, 0.11%(d)(e)(f)	47,055,715	47,074,537

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,249,338)		67,249,338

TOTAL INVESTMENTS IN SECURITIES-102.08% (Cost $2,418,276,463)		2,442,604,557
OTHER ASSETS LESS LIABILITIES-(2.08)%		(49,886,926)

NET ASSETS-100.00%		$2,392,717,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$335,783,473	$(319,336,553)	$-	$-	$16,446,920	$5,058

Invesco Premier U.S. Government Money Portfolio, Institutional Class	36,116,520	35,006,356	(71,122,876)	-	-	-	246
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,751,447	110,618,587	(93,195,233)	-	-	20,174,801	1,479	*

Invesco Private Prime Fund	917,158	173,617,633	(127,460,465)	-	211	47,074,537	19,799	*

Total	$39,785,125	$655,026,049	$(611,115,127)	$-	$211	$83,696,258	$26,582

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.21%
Aerospace & Defense-3.76%
Boeing Co. (The)
1.17%, 02/04/2023	$7,474,000	$7,480,688
4.51%, 05/01/2023	16,933,000	17,945,862
2.20%, 02/04/2026(b)	31,044,000	31,177,400
General Dynamics Corp.
3.38%, 05/15/2023	4,484,000	4,712,005
1.88%, 08/15/2023	2,821,000	2,897,208
Lockheed Martin Corp., 3.10%, 01/15/2023	2,820,000	2,914,307
Northrop Grumman Corp., 3.25%, 08/01/2023	5,862,000	6,176,761
Precision Castparts Corp., 2.50%, 01/15/2023	5,643,000	5,785,248

		79,089,479

Air Freight & Logistics-0.28%
United Parcel Service, Inc., 2.50%, 04/01/2023	5,714,000	5,905,115

Airlines-0.50%
Delta Air Lines, Inc., 3.80%, 04/19/2023(b)	2,820,000	2,923,177
Southwest Airlines Co., 4.75%, 05/04/2023	7,127,000	7,611,326

		10,534,503

Automobiles-6.26%
American Honda Finance Corp.
2.05%, 01/10/2023	4,235,000	4,336,115
1.95%, 05/10/2023	4,794,000	4,923,870
0.88%, 07/07/2023	7,104,000	7,166,041
3.45%, 07/14/2023	2,822,000	2,980,010
0.65%, 09/08/2023	4,701,000	4,727,041
General Motors Co.
4.88%, 10/02/2023	8,467,000	9,187,391
5.40%, 10/02/2023	5,648,000	6,176,219
General Motors Financial Co., Inc.
3.25%, 01/05/2023	4,794,000	4,953,727
5.20%, 03/20/2023	8,462,000	9,038,968
3.70%, 05/09/2023	6,772,000	7,080,275
4.25%, 05/15/2023	4,230,000	4,485,460
4.15%, 06/19/2023	5,578,000	5,901,978
1.70%, 08/18/2023(b)	7,072,000	7,214,420
Stellantis N.V., 5.25%, 04/15/2023(b)	8,290,000	8,866,901
Toyota Motor Corp. (Japan), 3.42%, 07/20/2023(b)	4,231,000	4,482,904
Toyota Motor Credit Corp.
2.63%, 01/10/2023	3,950,000	4,076,547
2.70%, 01/11/2023	3,384,000	3,496,248
2.90%, 03/30/2023	10,006,000	10,413,374
0.40%, 04/06/2023(b)	5,647,000	5,659,872
0.50%, 08/14/2023(b)	7,913,000	7,944,725
1.35%, 08/25/2023	5,641,000	5,751,519
2.25%, 10/18/2023	2,824,000	2,932,896

		131,796,501

	Principal Amount	Value
Banks-17.95%
Banco Santander S.A. (Spain), 3.85%, 04/12/2023	$7,100,000	$7,476,146
Bank of America Corp.
3.30%, 01/11/2023	24,199,000	25,197,665
4.10%, 07/24/2023(b)	11,396,000	12,204,920
Bank of Montreal (Canada), 0.45%, 12/08/2023	5,078,000	5,084,404
Canadian Imperial Bank of Commerce (Canada), 3.50%, 09/13/2023(b)	5,640,000	6,000,852
CIT Group, Inc., 5.00%, 08/01/2023	4,234,000	4,567,428
Citigroup, Inc.
3.50%, 05/15/2023	7,059,000	7,414,239
3.88%, 10/25/2023	5,503,000	5,918,392
Citizens Bank N.A., 3.70%, 03/29/2023	3,004,000	3,148,942
Comerica, Inc., 3.70%, 07/31/2023	4,799,000	5,088,260
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2023	6,400,000	6,617,143
4.63%, 12/01/2023	10,000,000	10,885,607
Fifth Third Bancorp, 1.63%, 05/05/2023(b)	3,061,000	3,121,647
Fifth Third Bank N.A., 1.80%, 01/30/2023	4,335,000	4,426,907
HSBC Holdings PLC (United Kingdom), 3.60%, 05/25/2023	11,290,000	11,908,883
Huntington National Bank (The)
1.80%, 02/03/2023	3,002,000	3,062,875
3.55%, 10/06/2023	4,100,000	4,359,342
JPMorgan Chase & Co.
2.97%, 01/15/2023	8,473,000	8,559,390
3.20%, 01/25/2023	15,526,000	16,176,259
3.38%, 05/01/2023	11,287,000	11,827,500
2.70%, 05/18/2023	11,285,000	11,704,412
KeyBank N.A.
3.38%, 03/07/2023	2,760,000	2,888,397
1.25%, 03/10/2023	3,990,000	4,048,538
M&T Bank Corp., 3.55%, 07/26/2023	2,825,000	2,990,101
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 03/02/2023	8,462,000	8,858,858
3.76%, 07/26/2023	12,130,000	12,898,981
2.53%, 09/13/2023(b)	2,802,000	2,922,652
Mizuho Financial Group, Inc. (Japan),
3.55%, 03/05/2023	4,870,000	5,101,375
Natwest Group PLC (United Kingdom)
3.88%, 09/12/2023	15,112,000	16,090,084
6.00%, 12/19/2023(b)	10,194,000	11,364,424
PNC Bank N.A.
2.95%, 01/30/2023	4,400,000	4,553,876
3.50%, 06/08/2023(b)	4,500,000	4,743,889
3.80%, 07/25/2023	4,200,000	4,455,763
Royal Bank of Canada (Canada), 0.50%, 10/26/2023	7,184,000	7,203,260
Santander Holdings USA, Inc., 3.40%, 01/18/2023	5,635,000	5,843,130
Sumitomo Mitsui Banking Corp. (Japan)
3.00%, 01/18/2023	2,786,000	2,888,433
3.95%, 07/19/2023	4,000,000	4,268,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.10%, 01/17/2023	$8,476,000	$8,799,969
3.75%, 07/19/2023(b)	4,233,000	4,495,885
Toronto-Dominion Bank (The) (Canada), 3.50%, 07/19/2023(b)	9,035,000	9,588,941
Truist Bank
3.00%, 02/02/2023	2,825,000	2,929,030
1.25%, 03/09/2023	7,060,000	7,164,241
2.75%, 05/01/2023	3,431,000	3,567,976
U.S. Bank N.A.
1.95%, 01/09/2023(b)	4,520,000	4,616,333
2.85%, 01/23/2023(b)	4,350,000	4,501,476
3.40%, 07/24/2023	7,250,000	7,662,427
Wells Fargo & Co.
3.07%, 01/24/2023(b)	12,973,000	13,119,921
4.13%, 08/15/2023	8,074,000	8,639,978
Series M, 3.45%, 02/13/2023	11,041,000	11,522,467
Wells Fargo Bank N.A., 3.55%, 08/14/2023	14,550,000	15,431,997

		377,911,727

Beverages-1.95%
Constellation Brands, Inc.
3.20%, 02/15/2023(b)	3,455,000	3,588,940
4.25%, 05/01/2023	5,922,000	6,277,687
Diageo Capital PLC (United Kingdom)
2.63%, 04/29/2023	7,620,000	7,871,789
3.50%, 09/18/2023	2,903,000	3,083,351
Keurig Dr Pepper, Inc., 3.13%, 12/15/2023(b)	2,823,000	2,980,389
PepsiCo, Inc.
2.75%, 03/01/2023(b)	7,056,000	7,326,753
0.75%, 05/01/2023(b)	5,582,000	5,632,762
0.40%, 10/07/2023(b)	4,234,000	4,250,151

		41,011,822

Biotechnology-1.39%
AbbVie, Inc., 2.85%, 05/14/2023	5,651,000	5,863,688
Amgen, Inc., 2.25%, 08/19/2023(b)	4,229,000	4,374,556
Gilead Sciences, Inc., 2.50%, 09/01/2023 .	4,234,000	4,398,669
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	14,108,000	14,736,625

		29,373,538

Capital Markets-7.57%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	4,234,000	4,551,513
Ares Capital Corp., 3.50%, 02/10/2023	4,313,000	4,464,474
Bank of New York Mellon Corp. (The)
1.85%, 01/27/2023(b)	4,238,000	4,330,819
2.95%, 01/29/2023	5,643,000	5,844,431
3.50%, 04/28/2023	4,231,000	4,454,296
3.45%, 08/11/2023	4,235,000	4,496,353
2.20%, 08/16/2023	7,098,000	7,344,285
0.35%, 12/07/2023(b)	4,230,000	4,228,617
Charles Schwab Corp. (The), 2.65%, 01/25/2023	4,517,000	4,656,461
Credit Suisse AG (Switzerland), 1.00%, 05/05/2023	11,310,000	11,428,884

	Principal Amount	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
3.63%, 01/22/2023	$12,800,000	$13,390,161
0.48%, 01/27/2023	12,700,000	12,703,500
3.20%, 02/23/2023	9,880,000	10,264,264
0.52%, 03/08/2023	3,952,000	3,954,502
Jefferies Financial Group, Inc., 5.50%, 10/18/2023	4,235,000	4,527,251
Jefferies Group LLC, 5.13%, 01/20/2023 .	4,234,000	4,494,418
Morgan Stanley
3.13%, 01/23/2023	14,112,000	14,664,181
3.75%, 02/25/2023	14,110,000	14,813,900
4.10%, 05/22/2023	11,284,000	11,966,056
State Street Corp.
3.10%, 05/15/2023	6,255,000	6,548,042
3.70%, 11/20/2023	5,801,000	6,240,565

		159,366,973

Chemicals-0.74%
Linde, Inc., 2.70%, 02/21/2023(b)	2,821,000	2,905,384
LYB International Finance B.V., 4.00%, 07/15/2023	4,174,000	4,442,288
Mosaic Co. (The), 4.25%, 11/15/2023	5,078,000	5,435,572
Nutrien Ltd. (Canada), 1.90%, 05/13/2023	2,786,000	2,848,509

		15,631,753

Commercial Services & Supplies-0.14%
Waste Management, Inc., 2.40%, 05/15/2023	2,821,000	2,913,007

Communications Equipment-0.35%
Cisco Systems, Inc.
2.60%, 02/28/2023	2,820,000	2,923,332
2.20%, 09/20/2023	4,233,000	4,388,859

		7,312,191

Construction Materials-0.19%
Martin Marietta Materials, Inc., 0.65%, 07/15/2023(b)	3,950,000	3,959,870

Consumer Finance-2.49%
Ally Financial, Inc.
3.05%, 06/05/2023	4,512,000	4,693,412
1.45%, 10/02/2023	6,702,000	6,805,740
American Express Co., 3.40%, 02/27/2023	9,026,000	9,412,704
Capital One Bank USA N.A., 3.38%, 02/15/2023(b)	8,250,000	8,602,546
Capital One Financial Corp.
3.20%, 01/30/2023	7,051,000	7,316,471
2.60%, 05/11/2023	5,648,000	5,848,272
3.50%, 06/15/2023	4,674,000	4,925,997
Discover Bank, 3.35%, 02/06/2023(b)	4,650,000	4,833,484

		52,438,626

Containers & Packaging-0.20%
Packaging Corp. of America, 4.50%, 11/01/2023	3,901,000	4,193,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

	Principal Amount	Value
Diversified Financial Services-1.47%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.30%, 01/23/2023	$4,452,000	$4,604,762
4.13%, 07/03/2023	4,151,000	4,384,905
4.50%, 09/15/2023	6,853,000	7,314,315
Berkshire Hathaway, Inc.
3.00%, 02/11/2023	2,818,000	2,930,602
2.75%, 03/15/2023	11,329,000	11,718,879

		30,953,463

Diversified Telecommunication Services-0.82%
AT&T, Inc., 1.70%, 03/25/2026	16,942,000	17,172,169

Electric Utilities-2.98%
Duke Energy Carolinas LLC
2.50%, 03/15/2023	2,763,000	2,841,644
3.05%, 03/15/2023(b)	3,633,000	3,777,248
Florida Power & Light Co., 2.75%, 06/01/2023	2,822,000	2,910,522
Georgia Power Co., Series A, 2.10%, 07/30/2023	3,954,000	4,083,975
NextEra Energy Capital Holdings, Inc.
2.80%, 01/15/2023	2,978,000	3,073,400
0.65%, 03/01/2023	11,296,000	11,343,050
OGE Energy Corp., 0.70%, 05/26/2023	2,820,000	2,821,809
Oklahoma Gas and Electric Co., 0.55%, 05/26/2023(b)	2,790,000	2,791,239
Pacific Gas and Electric Co.
1.37%, 03/10/2023	8,466,000	8,443,687
4.25%, 08/01/2023	2,830,000	2,965,282
Southern California Edison Co., Series C, 3.50%, 10/01/2023	3,348,000	3,531,172
Southern Co. (The), 2.95%, 07/01/2023	7,077,000	7,373,609
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023(b)	3,948,000	4,072,081
Xcel Energy, Inc., 0.50%, 10/15/2023	2,772,000	2,778,688

		62,807,406

Electrical Equipment-0.13%
Emerson Electric Co., 2.63%, 02/15/2023.	2,758,000	2,837,437

Energy Equipment & Services-0.60%
Halliburton Co., 3.50%, 08/01/2023	3,388,000	3,558,551
Schlumberger Investment S.A., 3.65%, 12/01/2023	8,468,000	9,010,482

		12,569,033

Entertainment-0.20%
RELX Capital, Inc. (United Kingdom), 3.50%, 03/16/2023	3,949,000	4,122,883

Equity REITs-2.36%
American Tower Corp.
3.50%, 01/31/2023	5,644,000	5,887,520
3.00%, 06/15/2023	3,956,000	4,130,485
Boston Properties L.P.
3.85%, 02/01/2023	5,687,000	5,905,443
3.13%, 09/01/2023	2,843,000	2,972,035
Brixmor Operating Partnership L.P., 3.25%, 09/15/2023	2,790,000	2,925,649
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/2023(b)	6,255,000	6,588,632

	Principal Amount	Value
Equity REITs-(continued)
Crown Castle International Corp., 3.15%, 07/15/2023(b)	$4,238,000	$4,439,198
ERP Operating L.P., 3.00%, 04/15/2023	2,824,000	2,925,802
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 11/01/2023	2,775,000	3,010,797
Realty Income Corp., 4.65%, 08/01/2023 .	4,234,000	4,530,968
Simon Property Group L.P.
2.75%, 02/01/2023	2,763,000	2,843,131
2.75%, 06/01/2023	3,384,000	3,506,760

		49,666,420

Food & Staples Retailing-1.42%
Kroger Co. (The), 3.85%, 08/01/2023	3,388,000	3,582,860
Walmart, Inc.
2.55%, 04/11/2023	9,771,000	10,088,988
3.40%, 06/26/2023	15,348,000	16,198,623

		29,870,471

Food Products-0.90%
Campbell Soup Co., 3.65%, 03/15/2023(b)	3,509,000	3,668,674
Conagra Brands, Inc., 3.20%, 01/25/2023(b)	3,868,000	3,990,238
General Mills, Inc., 3.70%, 10/17/2023	4,794,000	5,105,041
Hershey Co. (The), 3.38%, 05/15/2023	2,820,000	2,959,385
Kellogg Co., 2.65%, 12/01/2023	3,104,000	3,252,829

		18,976,167

Gas Utilities-0.89%
Atmos Energy Corp., 0.63%, 03/09/2023 .	6,210,000	6,210,658
CenterPoint Energy Resources Corp., 0.70%, 03/02/2023(b)	3,978,000	3,978,587
National Fuel Gas Co., 3.75%, 03/01/2023	2,697,000	2,795,787
ONE Gas, Inc., 0.85%, 03/11/2023	5,678,000	5,678,527

		18,663,559

Health Care Equipment & Supplies-0.30%
Abbott Laboratories, 3.40%, 11/30/2023(b)	5,931,000	6,308,964

Health Care Providers & Services-4.10%
Aetna, Inc., 2.80%, 06/15/2023	7,764,000	8,057,990
AmerisourceBergen Corp., 0.74%, 03/15/2023	8,611,000	8,626,054
Anthem, Inc.
3.30%, 01/15/2023	5,642,000	5,865,238
0.45%, 03/15/2023(b)	2,820,000	2,823,989
Cardinal Health, Inc., 3.20%, 03/15/2023(b)	3,068,000	3,195,172
Cigna Corp.
3.00%, 07/15/2023	4,391,000	4,579,458
3.75%, 07/15/2023	7,458,000	7,901,118
CVS Health Corp.
3.70%, 03/09/2023	14,370,000	15,044,407
4.00%, 12/05/2023	2,340,000	2,503,136
HCA, Inc.
4.75%, 05/01/2023	7,062,000	7,532,771
5.88%, 05/01/2023	7,209,000	7,776,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

	Principal Amount	Value
Health Care Providers & Services-(continued)
UnitedHealth Group, Inc.
2.75%, 02/15/2023	$3,527,000	$3,635,135
2.88%, 03/15/2023	4,230,000	4,398,945
3.50%, 06/15/2023(b)	4,239,000	4,478,969

		86,419,091

Hotels, Restaurants & Leisure-0.97%
Booking Holdings, Inc., 2.75%, 03/15/2023	2,825,000	2,926,494
McDonald’s Corp., 3.35%, 04/01/2023(b)	6,647,000	6,941,193
Starbucks Corp.
3.10%, 03/01/2023	5,643,000	5,862,957
3.85%, 10/01/2023(b)	4,390,000	4,666,974

		20,397,618

Household Durables-0.17%
Mohawk Industries, Inc., 3.85%, 02/01/2023(b)	3,388,000	3,521,302

Household Products-0.42%
Colgate-Palmolive Co., 1.95%, 02/01/2023	2,772,000	2,843,874
Procter & Gamble Co. (The), 3.10%, 08/15/2023	5,645,000	5,965,919

		8,809,793

Industrial Conglomerates-0.80%
3M Co.
1.75%, 02/14/2023	2,820,000	2,877,479
2.25%, 03/15/2023	3,664,000	3,766,710
General Electric Co., 3.10%, 01/09/2023(b)	5,788,000	5,996,595
Roper Technologies, Inc., 3.65%, 09/15/2023	3,965,000	4,211,782

		16,852,566

Insurance-0.71%
Allstate Corp. (The), 3.15%, 06/15/2023 .	2,840,000	2,984,475
Lincoln National Corp., 4.00%, 09/01/2023	2,819,000	3,016,080
Loews Corp., 2.63%, 05/15/2023	2,824,000	2,917,587
MetLife, Inc., Series D, 4.37%, 09/15/2023	5,642,000	6,092,934

		15,011,076

Internet & Direct Marketing Retail-1.25%
Amazon.com, Inc.
2.40%, 02/22/2023	5,485,000	5,652,103
0.25%, 05/12/2023(b)	5,518,000	5,531,494
0.40%, 06/03/2023	6,492,000	6,523,115
eBay, Inc., 2.75%, 01/30/2023	4,234,000	4,373,706
QVC, Inc., 4.38%, 03/15/2023(b)	4,121,000	4,321,899

		26,402,317

IT Services-1.23%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023	4,514,000	4,512,685
Global Payments, Inc.
3.75%, 06/01/2023(b)	3,103,000	3,250,333
4.00%, 06/01/2023	3,111,000	3,290,816

	Principal Amount	Value
IT Services-(continued)
International Business Machines Corp., 3.38%, 08/01/2023	$8,520,000	$9,005,795
PayPal Holdings, Inc., 1.35%, 06/01/2023	5,648,000	5,747,103

		25,806,732

Life Sciences Tools & Services-0.30%
Agilent Technologies, Inc., 3.88%, 07/15/2023	3,382,000	3,570,434
Illumina, Inc., 0.55%, 03/23/2023(b)	2,787,000	2,791,025

		6,361,459

Machinery-2.77%
Caterpillar Financial Services Corp.
0.25%, 03/01/2023(b)	5,648,000	5,647,509
3.45%, 05/15/2023	2,822,000	2,973,327
0.65%, 07/07/2023(b)	5,849,000	5,885,308
0.45%, 09/14/2023	5,648,000	5,664,048
3.75%, 11/24/2023	2,820,000	3,040,829
CNH Industrial Capital LLC, 1.95%, 07/02/2023	3,385,000	3,468,751
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	3,348,000	3,590,641
Cummins, Inc., 3.65%, 10/01/2023	2,822,000	2,994,311
John Deere Capital Corp.
2.70%, 01/06/2023	2,826,000	2,919,749
0.25%, 01/17/2023	3,388,000	3,391,970
2.80%, 01/27/2023(b)	2,823,000	2,924,537
2.80%, 03/06/2023(b)	5,648,000	5,864,896
1.20%, 04/06/2023	2,818,000	2,859,076
0.40%, 10/10/2023	2,820,000	2,830,123
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/2023	3,948,000	4,208,292

		58,263,367

Media-0.52%
Discovery Communications LLC, 2.95%, 03/20/2023	4,494,000	4,655,290
Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	5,639,000	6,306,794

		10,962,084

Metals & Mining-0.29%
Nucor Corp., 4.00%, 08/01/2023	2,779,000	2,944,850
Reliance Steel & Aluminum Co., 4.50%, 04/15/2023	2,994,000	3,153,316

		6,098,166

Multiline Retail-0.53%
Dollar General Corp., 3.25%, 04/15/2023 .	5,088,000	5,288,040
Dollar Tree, Inc., 3.70%, 05/15/2023	5,643,000	5,936,088

		11,224,128

Multi-Utilities-1.10%
Black Hills Corp., 4.25%, 11/30/2023	2,974,000	3,179,765
Delmarva Power & Light Co., 3.50%, 11/15/2023(b)	2,824,000	2,997,104
PSEG Power LLC, 3.85%, 06/01/2023	3,908,000	4,126,310
Public Service Electric & Gas Co., 2.38%, 05/15/2023	2,820,000	2,904,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

	Principal Amount	Value
Multi-Utilities-(continued)
Sempra Energy
2.90%, 02/01/2023	$2,821,000	$2,910,824
4.05%, 12/01/2023	2,825,000	3,023,079
WEC Energy Group, Inc., 0.55%, 09/15/2023	3,956,000	3,958,196

		23,099,760

Oil, Gas & Consumable Fuels-9.68%
BP Capital Markets America, Inc., 2.94%, 04/06/2023	4,234,000	4,409,089
BP Capital Markets PLC (United Kingdom), 3.99%, 09/26/2023	4,234,000	4,546,990
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	5,643,000	5,823,241
Chevron Corp.
1.14%, 05/11/2023(b)	6,773,000	6,875,887
2.57%, 05/16/2023	4,237,000	4,385,629
3.19%, 06/24/2023	12,695,000	13,274,827
Chevron USA, Inc., 0.43%, 08/11/2023	2,787,000	2,797,024
Continental Resources, Inc., 4.50%, 04/15/2023(b)	3,711,000	3,873,356
Diamondback Energy, Inc., 0.90%, 03/24/2023	3,666,000	3,667,454
Enbridge, Inc. (Canada), 4.00%, 10/01/2023	4,519,000	4,799,623
Energy Transfer L.P.
3.60%, 02/01/2023	4,478,000	4,631,926
Series 5Y, 4.20%, 09/15/2023	2,838,000	3,022,706
Energy Transfer L.P./Regency Energy
Finance Corp., 4.50%, 11/01/2023	3,385,000	3,618,253
Enterprise Products Operating LLC,
3.35%, 03/15/2023	7,052,000	7,311,376
EOG Resources, Inc., 2.63%, 03/15/2023 .	7,059,000	7,275,139
Exxon Mobil Corp.
2.73%, 03/01/2023	7,055,000	7,279,157
1.57%, 04/15/2023	15,480,000	15,797,241
Kinder Morgan Energy Partners L.P.
3.45%, 02/15/2023	4,471,000	4,629,860
3.50%, 09/01/2023	3,388,000	3,560,577
Kinder Morgan, Inc., 3.15%, 01/15/2023	5,642,000	5,843,178
Marathon Petroleum Corp., 4.50%, 05/01/2023	7,061,000	7,483,910
MPLX L.P.
3.38%, 03/15/2023	2,827,000	2,944,579
4.50%, 07/15/2023	5,579,000	5,921,579
ONEOK, Inc., 7.50%, 09/01/2023	2,764,000	3,090,620
Phillips 66, 3.70%, 04/06/2023	2,837,000	2,978,876
Pioneer Natural Resources Co., 0.55%, 05/15/2023	4,234,000	4,231,855
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	3,956,000	4,171,369
Sabine Pass Liquefaction LLC, 5.63%, 04/15/2023	8,350,000	8,909,223
Shell International Finance B.V. (Netherlands)
2.25%, 01/06/2023	5,649,000	5,799,806
3.40%, 08/12/2023	5,648,000	5,994,928
0.38%, 09/15/2023	5,678,000	5,688,015

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
TotalEnergies Capital Canada Ltd. (France), 2.75%, 07/15/2023	$5,646,000	$5,904,523
TotalEnergies Capital International S.A. (France), 2.70%, 01/25/2023	5,650,000	5,844,360
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	3,530,000	3,738,765
Valero Energy Corp., 2.70%, 04/15/2023 .	4,801,000	4,959,969
Williams Cos., Inc. (The)
3.70%, 01/15/2023(b)	4,794,000	4,968,883
4.50%, 11/15/2023	3,388,000	3,643,024

		203,696,817

Personal Products-0.29%
Unilever Capital Corp. (United Kingdom)
3.13%, 03/22/2023	3,101,000	3,229,880
0.38%, 09/14/2023(b)	2,972,000	2,977,250

		6,207,130

Pharmaceuticals-4.52%
AstraZeneca PLC (United Kingdom)
0.30%, 05/26/2023(b)	7,900,000	7,894,160
3.50%, 08/17/2023(b)	4,794,000	5,071,229
Bristol-Myers Squibb Co., 3.25%, 11/01/2023	2,825,000	3,000,673
GlaxoSmithKline Capital PLC (United Kingdom), 0.53%, 10/01/2023	7,052,000	7,064,154
GlaxoSmithKline Capital, Inc. (United Kingdom)
2.80%, 03/18/2023	6,970,000	7,240,804
3.38%, 05/15/2023(b)	7,055,000	7,419,605
Johnson & Johnson
2.05%, 03/01/2023(b)	2,776,000	2,843,194
3.38%, 12/05/2023(b)	4,469,000	4,784,380
Merck & Co., Inc., 2.80%, 05/18/2023	9,880,000	10,293,838
Mylan, Inc., 4.20%, 11/29/2023	2,820,000	3,018,572
Pfizer, Inc.
3.00%, 06/15/2023	5,648,000	5,919,306
3.20%, 09/15/2023	5,576,000	5,891,333
Royalty Pharma PLC, 0.75%, 09/02/2023 .	1,850,000	1,858,838
Sanofi (France), 3.38%, 06/19/2023(b)	5,648,000	5,945,809
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	8,460,000	9,140,831
Zoetis, Inc., 3.25%, 02/01/2023	7,622,000	7,879,960

		95,266,686

Professional Services-0.17%
Thomson Reuters Corp. (Canada), 4.30%, 11/23/2023	3,390,000	3,639,150

Road & Rail-0.77%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	3,971,000	4,112,255
3.85%, 09/01/2023(b)	4,518,000	4,802,620
Norfolk Southern Corp., 2.90%, 02/15/2023	3,370,000	3,472,305
Union Pacific Corp., 3.50%, 06/08/2023	3,669,000	3,866,384

		16,253,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-1.93%
Analog Devices, Inc.
2.88%, 06/01/2023(b)	$2,824,000	$2,929,712
3.13%, 12/05/2023	3,109,000	3,282,897
Maxim Integrated Products, Inc., 3.38%, 03/15/2023	2,819,000	2,926,356
Microchip Technology, Inc., 2.67%, 09/01/2023	5,650,000	5,869,068
Micron Technology, Inc., 2.50%, 04/24/2023	7,014,000	7,240,482
NVIDIA Corp., 0.31%, 06/15/2023	7,060,000	7,074,501
QUALCOMM, Inc., 2.60%, 01/30/2023	5,343,000	5,512,732
Skyworks Solutions, Inc., 0.90%, 06/01/2023	2,820,000	2,827,678
Texas Instruments, Inc., 2.25%, 05/01/2023	2,822,000	2,902,388

		40,565,814

Software-3.26%
Adobe, Inc., 1.70%, 02/01/2023(b)	2,826,000	2,885,343
Intuit, Inc., 0.65%, 07/15/2023	2,827,000	2,844,405
Microsoft Corp.
2.38%, 05/01/2023	5,538,000	5,710,282
2.00%, 08/08/2023(b)	8,466,000	8,735,192
3.63%, 12/15/2023	8,471,000	9,080,031
Oracle Corp.
2.63%, 02/15/2023(b)	7,079,000	7,297,527
3.63%, 07/15/2023(b)	5,646,000	5,981,205
2.40%, 09/15/2023	14,116,000	14,636,195
salesforce.com, inc., 3.25%, 04/11/2023 .	5,643,000	5,898,736
VMware, Inc., 0.60%, 08/15/2023	5,500,000	5,508,262

		68,577,178

Specialty Retail-1.91%
AutoZone, Inc., 3.13%, 07/15/2023	2,821,000	2,946,177
Dell International LLC/EMC Corp., 5.45%, 06/15/2023	20,944,000	22,579,128
Home Depot, Inc. (The), 2.70%, 04/01/2023	5,648,000	5,831,903
Leidos, Inc., 2.95%, 05/15/2023	2,825,000	2,927,646
Lowe’s Cos., Inc., 3.88%, 09/15/2023(b)	2,745,000	2,914,002
TJX Cos., Inc. (The), 2.50%, 05/15/2023 .	2,821,000	2,913,639

		40,112,495

Technology Hardware, Storage & Peripherals-3.36%
Apple, Inc.
2.40%, 01/13/2023	4,235,000	4,347,671
2.85%, 02/23/2023(b)	9,038,000	9,348,873
2.40%, 05/03/2023(b)	31,051,000	32,168,400
0.75%, 05/11/2023	11,291,000	11,391,684
Hewlett Packard Enterprise Co.
2.25%, 04/01/2023	5,652,000	5,800,543
4.45%, 10/02/2023	7,056,000	7,594,636

		70,651,807

Textiles, Apparel & Luxury Goods-0.14%
NIKE, Inc., 2.25%, 05/01/2023(b)	2,786,000	2,867,197

	Principal Amount	Value
Tobacco-0.81%
Philip Morris International, Inc.
2.63%, 03/06/2023	$3,384,000	$3,500,915
1.13%, 05/01/2023(b)	4,232,000	4,285,796
2.13%, 05/10/2023	2,827,000	2,903,671
3.60%, 11/15/2023	2,824,000	3,024,713
Reynolds American, Inc. (United Kingdom), 4.85%, 09/15/2023	3,104,000	3,375,601

		17,090,696

Trading Companies & Distributors-0.51%
Air Lease Corp.
2.75%, 01/15/2023	3,389,000	3,489,399
3.88%, 07/03/2023	2,827,000	2,986,268
3.00%, 09/15/2023	4,184,000	4,362,713

		10,838,380

Wireless Telecommunication Services-0.86%
Rogers Communications, Inc. (Canada)
3.00%, 03/15/2023	2,827,000	2,918,561
4.10%, 10/01/2023	4,794,000	5,108,528
T-Mobile USA, Inc., 4.75%, 02/01/2028	5,000,000	5,341,750
Vodafone Group PLC (United Kingdom), 2.95%, 02/19/2023(b)	4,624,000	4,794,285

		18,163,124

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,050,413,518)		2,088,546,471

	Shares
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $1,935,360)	1,935,360	1,935,360

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.30% (Cost $2,052,348,878)		2,090,481,831

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.16%
Invesco Private Government Fund, 0.02%(c)(d)(e)	19,982,947	19,982,947
Invesco Private Prime Fund, 0.11%(c)(d)(e)	46,608,234	46,626,878

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,609,825)		66,609,825

TOTAL INVESTMENTS IN SECURITIES-102.46% (Cost $2,118,958,703)		2,157,091,656
OTHER ASSETS LESS LIABILITIES-(2.46)%		(51,861,311)

NET ASSETS-100.00%		$2,105,230,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$210,611,944	$(208,676,584)	$-	$-	$1,935,360	$2,807

Invesco Premier U.S. Government Money Portfolio, Institutional Class	3,985,444	17,208,908	(21,194,352)	-	-	-	67

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	653,734	90,504,996	(71,175,783)	-	-	19,982,947	1,530	*

Invesco Private Prime Fund	217,916	127,149,722	(80,741,201)	-	441	46,626,878	19,540	*

Total	$4,857,094	$445,475,570	$(381,787,920)	$-	$441	$68,545,185	$23,944

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.72%
Aerospace & Defense-0.97%
Boeing Co. (The), 1.95%, 02/01/2024(b)	$5,401,000	$5,536,210
General Dynamics Corp., 2.38%, 11/15/2024	2,719,000	2,865,580
Howmet Aerospace, Inc., 5.13%, 10/01/2024	6,726,000	7,400,483

		15,802,273

Air Freight & Logistics-0.17%
United Parcel Service, Inc., 2.80%, 11/15/2024(b)	2,649,000	2,827,374

Airlines-0.31%
Delta Air Lines, Inc., 2.90%, 10/28/2024(b)	4,988,000	5,085,195

Auto Components-0.52%
Aptiv Corp., 4.15%, 03/15/2024	3,771,000	4,066,616
Magna International, Inc. (Canada), 3.63%, 06/15/2024	4,072,000	4,386,114

		8,452,730

Automobiles-3.47%
American Honda Finance Corp.
2.90%, 02/16/2024	2,718,000	2,867,903
2.40%, 06/27/2024	2,700,000	2,832,946
0.55%, 07/12/2024(b)	4,843,000	4,833,008
2.15%, 09/10/2024	4,098,000	4,271,513
General Motors Financial Co., Inc.
1.05%, 03/08/2024	4,570,000	4,600,705
3.95%, 04/13/2024	6,791,000	7,284,740
3.50%, 11/07/2024	4,071,000	4,360,216
Toyota Motor Corp. (Japan)
0.68%, 03/25/2024	6,730,000	6,753,930
2.36%, 07/02/2024	2,694,000	2,828,134
Toyota Motor Credit Corp.
0.45%, 01/11/2024	5,401,000	5,398,421
2.90%, 04/17/2024	2,720,000	2,884,820
0.50%, 06/18/2024	5,000,000	4,990,844
2.00%, 10/07/2024	2,687,000	2,796,203

		56,703,383

Banks-16.03%
Bank of America Corp.
4.13%, 01/22/2024	13,532,000	14,688,969
4.00%, 04/01/2024(b)	12,404,000	13,491,965
4.20%, 08/26/2024(b)	16,298,000	17,870,618
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	3,180,000	3,449,956
Barclays PLC (United Kingdom), 4.38%, 09/11/2024(b)	6,700,000	7,315,988
BBVA USA, 2.50%, 08/27/2024	3,250,000	3,422,827
BNP Paribas S.A. (France), 4.25%, 10/15/2024	5,200,000	5,709,590
BPCE S.A. (France), 4.00%, 04/15/2024(b)	8,000,000	8,719,873
CIT Group, Inc., 4.75%, 02/16/2024	2,676,000	2,890,080

	Principal Amount	Value
Banks-(continued)
Citigroup, Inc.
3.75%, 06/16/2024	$3,383,000	$3,670,111
4.00%, 08/05/2024	4,061,000	4,418,423
Cooperatieve Rabobank U.A. (Netherlands), 0.38%, 01/12/2024(b)	4,000,000	3,994,654
Fifth Third Bancorp, 4.30%, 01/16/2024	4,039,000	4,367,251
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	10,730,000	11,575,525
HSBC USA, Inc., 3.50%, 06/23/2024(b)	4,000,000	4,314,886
Intesa Sanpaolo S.p.A. (Italy), 5.25%, 01/12/2024	3,544,000	3,897,739
JPMorgan Chase & Co.
3.88%, 02/01/2024	8,075,000	8,730,630
3.63%, 05/13/2024(b)	10,831,000	11,721,408
3.88%, 09/10/2024	16,246,000	17,691,605
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	5,310,000	5,867,444
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.80%, 07/18/2024	5,311,000	5,617,318
National Bank of Canada (Canada), 0.75%, 08/06/2024	1,000,000	999,935
Natwest Group PLC (United Kingdom), 5.13%, 05/28/2024(b)	10,670,000	11,822,178
PNC Bank N.A., 3.30%, 10/30/2024	2,805,000	3,039,279
PNC Financial Services Group, Inc. (The)
3.90%, 04/29/2024	4,063,000	4,401,780
2.20%, 11/01/2024	3,522,000	3,697,182
Royal Bank of Canada (Canada), 0.65%, 07/29/2024	3,000,000	3,002,039
Santander UK PLC (United Kingdom), 4.00%, 03/13/2024(b)	5,414,000	5,878,513
Sumitomo Mitsui Banking Corp. (Japan)
3.95%, 01/10/2024	2,552,000	2,752,476
3.40%, 07/11/2024	2,553,000	2,747,652
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.51%, 01/12/2024	2,640,000	2,638,101
2.70%, 07/16/2024(b)	10,730,000	11,314,007
2.45%, 09/27/2024	5,400,000	5,673,962
Truist Bank, 2.15%, 12/06/2024(b)	6,680,000	6,988,131
Truist Financial Corp., 2.85%, 10/26/2024(b)	5,399,000	5,767,730
U.S. Bancorp, 3.60%, 09/11/2024	5,414,000	5,890,239
US Bancorp, 3.70%, 01/30/2024	4,064,000	4,375,562
Wells Fargo & Co.
4.48%, 01/16/2024	3,888,000	4,236,889
3.30%, 09/09/2024	12,104,000	13,042,246

		261,694,761

Beverages-0.99%
Coca-Cola Co. (The), 1.75%, 09/06/2024 .	5,397,000	5,611,771
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	3,250,000	3,399,266
PepsiCo, Inc., 3.60%, 03/01/2024	6,727,000	7,208,426

		16,219,463

Biotechnology-2.42%
AbbVie, Inc., 2.60%, 11/21/2024(b)	20,116,000	21,202,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2021

	Principal Amount	Value
Biotechnology-(continued)
Amgen, Inc., 3.63%, 05/22/2024(b)	$7,532,000	$8,086,698
Gilead Sciences, Inc., 3.70%, 04/01/2024 .	9,471,000	10,155,627

		39,445,043

Capital Markets-9.46%
Ameriprise Financial, Inc., 3.70%, 10/15/2024	3,113,000	3,399,374
Bank of New York Mellon Corp. (The)
0.50%, 04/26/2024	3,250,000	3,252,347
3.40%, 05/15/2024	2,694,000	2,892,780
3.25%, 09/11/2024	2,707,000	2,915,032
2.10%, 10/24/2024	5,379,000	5,632,221
Series 12, 3.65%, 02/04/2024(b)	4,064,000	4,362,457
BlackRock, Inc., 3.50%, 03/18/2024	5,601,000	6,032,639
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	4,229,000	4,564,626
Charles Schwab Corp. (The), 0.75%, 03/18/2024(b)	8,300,000	8,357,964
Credit Suisse AG (Switzerland)
0.50%, 02/02/2024	5,350,000	5,341,743
3.63%, 09/09/2024	16,310,000	17,677,961
Deutsche Bank AG (Germany)
3.70%, 05/30/2024	4,100,000	4,385,745
3.70%, 05/30/2024	4,195,000	4,488,444
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/2024	16,241,000	17,590,057
3.85%, 07/08/2024	12,181,000	13,178,347
Moody’s Corp., 4.88%, 02/15/2024(b)	2,751,000	3,006,966
Morgan Stanley
3.70%, 10/23/2024	16,235,000	17,691,141
Series F, 3.88%, 04/29/2024	16,246,000	17,603,367
Nasdaq, Inc., 4.25%, 06/01/2024	2,719,000	2,963,618
State Street Corp., 3.30%, 12/16/2024	5,402,000	5,870,555
Stifel Financial Corp., 4.25%, 07/18/2024 .	2,843,000	3,115,287

		154,322,671

Chemicals-0.80%
LyondellBasell Industries N.V., 5.75%, 04/15/2024	5,380,000	6,011,577
Nutrien Ltd. (Canada), 3.63%, 03/15/2024(b)	3,897,000	4,156,594
Sherwin-Williams Co. (The), 3.13%, 06/01/2024	2,715,000	2,889,267

		13,057,438

Communications Equipment-0.59%
Cisco Systems, Inc., 3.63%, 03/04/2024(b)	5,416,000	5,847,294
Motorola Solutions, Inc., 4.00%, 09/01/2024	3,400,000	3,713,366

		9,560,660

Construction & Engineering-0.17%
Fluor Corp., 3.50%, 12/15/2024(b)	2,684,000	2,824,199

Consumer Finance-2.22%
Ally Financial, Inc., 5.13%, 09/30/2024	3,788,000	4,252,615
American Express Co.
3.00%, 10/30/2024	8,876,000	9,504,810
3.63%, 12/05/2024	3,247,000	3,538,148

	Principal Amount	Value
Consumer Finance-(continued)
Capital One Financial Corp., 3.75%, 04/24/2024	$4,039,000	$4,349,273
Discover Bank, 2.45%, 09/12/2024	4,150,000	4,336,837
Discover Financial Services, 3.95%, 11/06/2024	2,694,000	2,933,465
Synchrony Financial, 4.25%, 08/15/2024 .	6,723,000	7,299,762

		36,214,910

Diversified Financial Services-0.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.15%, 02/15/2024	5,000,000	5,231,581
MidAmerican Energy Co., 3.50%, 10/15/2024	2,953,000	3,194,684
National Rural Utilities Cooperative Finance Corp., 0.35%, 02/08/2024	2,687,000	2,672,383
ORIX Corp. (Japan), 3.25%, 12/04/2024	3,999,000	4,311,514

		15,410,162

Diversified Telecommunication Services-2.18%
AT&T, Inc.
3.90%, 03/11/2024	2,880,000	3,091,464
4.45%, 04/01/2024(b)	6,556,000	7,136,235
Bell Canada (Canada), Series US-3, 0.75%, 03/17/2024(b)	3,260,000	3,272,734
Verizon Communications, Inc.
4.15%, 03/15/2024	3,311,000	3,586,240
0.75%, 03/22/2024	9,730,000	9,769,442
3.50%, 11/01/2024(b)	8,111,000	8,769,329

		35,625,444

Electric Utilities-1.85%
Avangrid, Inc., 3.15%, 12/01/2024	3,460,000	3,692,719
Duke Energy Corp., 3.75%, 04/15/2024	5,520,000	5,925,515
Edison International, 3.55%, 11/15/2024(b)	2,695,000	2,868,363
Evergy, Inc., 2.45%, 09/15/2024	4,334,000	4,529,915
Florida Power & Light Co., 3.25%, 06/01/2024	2,686,000	2,851,237
Interstate Power and Light Co., 3.25%, 12/01/2024	2,954,000	3,168,929
Southern California Edison Co., 1.10%, 04/01/2024	3,870,000	3,887,023
Southern Co. (The), Series 21-A, 0.60%, 02/26/2024	3,230,000	3,230,433

		30,154,134

Electronic Equipment, Instruments & Components-0.61%
Arrow Electronics, Inc., 3.25%, 09/08/2024	2,754,000	2,921,533
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024(b)	3,128,000	3,462,540
Keysight Technologies, Inc., 4.55%, 10/30/2024	3,237,000	3,587,555

		9,971,628

Energy Equipment & Services-0.22%
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	3,257,000	3,621,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2021

	Principal Amount	Value
Entertainment-0.52%
Walt Disney Co. (The), 1.75%, 08/30/2024(b)	$8,150,000	$8,437,294

Equity REITs-2.69%
American Tower Corp.
0.60%, 01/15/2024(b)	2,707,000	2,706,086
5.00%, 02/15/2024	5,434,000	5,994,593
Boston Properties L.P., 3.80%, 02/01/2024	3,805,000	4,054,585
Brixmor Operating Partnership L.P., 3.65%, 06/15/2024	2,846,000	3,055,033
Crown Castle International Corp., 3.20%, 09/01/2024	4,037,000	4,311,771
CyrusOne L.P./CyrusOne Finance Corp., 2.90%, 11/15/2024	3,269,000	3,430,587
Simon Property Group L.P.
3.75%, 02/01/2024	3,263,000	3,490,149
2.00%, 09/13/2024	5,426,000	5,622,539
3.38%, 10/01/2024	4,988,000	5,356,103
VEREIT Operating Partnership L.P., 4.60%, 02/06/2024	2,754,000	2,983,910
WP Carey, Inc., 4.60%, 04/01/2024	2,713,000	2,952,848

		43,958,204

Food & Staples Retailing-1.87%
Costco Wholesale Corp., 2.75%, 05/18/2024(b)	5,432,000	5,749,863
Kroger Co. (The), 4.00%, 02/01/2024(b)	2,707,000	2,907,967
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024(b)	6,836,000	7,424,551
Walmart, Inc.
3.30%, 04/22/2024	8,049,000	8,605,001
2.65%, 12/15/2024	5,424,000	5,783,649

		30,471,031

Food Products-1.09%
Bunge Ltd. Finance Corp., 4.35%, 03/15/2024	3,250,000	3,525,077
General Mills, Inc., 3.65%, 02/15/2024	2,707,000	2,887,230
McCormick & Co., Inc., 3.15%, 08/15/2024	3,762,000	4,010,361
Tyson Foods, Inc., 3.95%, 08/15/2024	6,727,000	7,302,200

		17,724,868

Gas Utilities-0.41%
ONE Gas, Inc., 1.10%, 03/11/2024	3,929,000	3,929,557
Southern California Gas Co., 3.15%, 09/15/2024	2,507,000	2,687,163

		6,616,720

Health Care Equipment & Supplies-1.56%
Becton, Dickinson and Co.
3.36%, 06/06/2024	9,331,000	9,966,796
3.73%, 12/15/2024	7,367,000	8,000,391
DH Europe Finance II S.a.r.l., 2.20%, 11/15/2024	3,766,000	3,930,485
Stryker Corp., 3.38%, 05/15/2024(b)	3,262,000	3,492,061

		25,389,733

Health Care Providers & Services-4.87%
Aetna, Inc., 3.50%, 11/15/2024	4,072,000	4,391,624

	Principal Amount	Value
Health Care Providers & Services-(continued)
AmerisourceBergen Corp., 3.40%, 05/15/2024	$2,689,000	$2,858,877
Anthem, Inc.
3.50%, 08/15/2024	4,341,000	4,662,437
3.35%, 12/01/2024	4,614,000	4,984,766
Cardinal Health, Inc., 3.08%, 06/15/2024 .	4,032,000	4,270,812
Centene Corp., 4.63%, 12/15/2029	19,029,000	20,896,506
Cigna Corp., 3.50%, 06/15/2024	3,840,000	4,114,119
CommonSpirit Health, 2.76%, 10/01/2024	4,141,000	4,352,720
CVS Health Corp., 3.38%, 08/12/2024	3,517,000	3,763,004
HCA, Inc., 5.00%, 03/15/2024	10,762,000	11,840,834
Humana, Inc., 3.85%, 10/01/2024	3,254,000	3,527,705
Laboratory Corp. of America Holdings, 3.25%, 09/01/2024	3,260,000	3,477,347
McKesson Corp., 3.80%, 03/15/2024(b)	5,954,000	6,386,361

		79,527,112

Hotels, Restaurants & Leisure-0.36%
Expedia Group, Inc., 4.50%, 08/15/2024	2,708,000	2,947,605
McDonald’s Corp., 3.25%, 06/10/2024(b)	2,700,000	2,893,701

		5,841,306

Household Durables-0.41%
D.R. Horton, Inc., 2.50%, 10/15/2024	2,708,000	2,839,360
Lennar Corp., 4.50%, 04/30/2024	3,529,000	3,838,776

		6,678,136

Household Products-0.36%
Clorox Co. (The), 3.50%, 12/15/2024	2,726,000	2,953,585
Colgate-Palmolive Co., 3.25%, 03/15/2024	2,693,000	2,881,750

		5,835,335

Industrial Conglomerates-0.52%
General Electric Co.
3.38%, 03/11/2024	2,370,000	2,534,462
3.45%, 05/15/2024	2,854,000	3,051,187
Roper Technologies, Inc., 2.35%, 09/15/2024(b)	2,703,000	2,828,888

		8,414,537

Insurance-2.47%
Aflac, Inc., 3.63%, 11/15/2024(b)	4,073,000	4,456,847
American International Group, Inc., 4.13%, 02/15/2024	5,424,000	5,875,626
Aon PLC, 3.50%, 06/14/2024	3,260,000	3,498,053
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024(b)	2,707,000	3,023,295
Brown & Brown, Inc., 4.20%, 09/15/2024 .	2,713,000	2,966,484
Chubb INA Holdings, Inc., 3.35%, 05/15/2024	3,803,000	4,086,845
CNA Financial Corp., 3.95%, 05/15/2024 .	2,991,000	3,228,026
Marsh & McLennan Cos., Inc., 3.50%, 06/03/2024(b)	3,259,000	3,493,308
MetLife, Inc., 3.60%, 04/10/2024	5,430,000	5,858,730
Willis North America, Inc., 3.60%, 05/15/2024	3,525,000	3,775,128

		40,262,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2021

	Principal Amount	Value
Interactive Media & Services-0.31%
Alphabet, Inc., 3.38%, 02/25/2024(b)	$4,643,000	$4,988,812

Internet & Direct Marketing Retail-2.47%
Amazon.com, Inc.
0.45%, 05/12/2024	13,450,000	13,457,870
2.80%, 08/22/2024	10,865,000	11,564,261
3.80%, 12/05/2024(b)	6,786,000	7,446,332
eBay, Inc., 3.45%, 08/01/2024(b)	4,076,000	4,378,196
QVC, Inc., 4.85%, 04/01/2024(b)	3,245,000	3,532,182

		40,378,841

IT Services-2.66%
DXC Technology Co., 4.25%, 04/15/2024 .	2,721,000	2,936,205
Fidelity National Information Services, Inc., 0.60%, 03/01/2024	4,130,000	4,132,123
Fiserv, Inc., 2.75%, 07/01/2024	10,799,000	11,409,482
International Business Machines Corp., 3.63%, 02/12/2024	11,017,000	11,834,824
Mastercard, Inc., 3.38%, 04/01/2024	5,504,000	5,913,377
PayPal Holdings, Inc., 2.40%, 10/01/2024	6,742,000	7,106,646

		43,332,657

Leisure Products-0.18%
Hasbro, Inc., 3.00%, 11/19/2024	2,690,000	2,858,210

Machinery-3.21%
Caterpillar Financial Services Corp.
0.45%, 05/17/2024	5,920,000	5,925,087
2.15%, 11/08/2024	5,396,000	5,658,192
3.25%, 12/01/2024	3,394,000	3,699,914
Caterpillar, Inc., 3.40%, 05/15/2024	5,430,000	5,822,517
CNH Industrial Capital LLC, 4.20%, 01/15/2024	2,907,000	3,136,132
Illinois Tool Works, Inc., 3.50%, 03/01/2024	3,805,000	4,060,716
John Deere Capital Corp.
0.45%, 01/17/2024(b)	4,300,000	4,303,114
0.45%, 06/07/2024	3,260,000	3,261,981
3.35%, 06/12/2024	2,635,000	2,839,211
2.65%, 06/24/2024	3,257,000	3,452,480
Parker-Hannifin Corp., 3.30%, 11/21/2024	2,720,000	2,918,079
Trane Technologies Luxembourg Finance S.A., 3.55%, 11/01/2024(b)	2,722,000	2,940,664
Wabtec Corp., 4.40%, 03/15/2024	4,067,000	4,386,174

		52,404,261

Media-1.76%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	5,976,000	6,490,268
Comcast Corp., 3.60%, 03/01/2024	6,518,000	7,014,911
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	4,070,000	4,415,315
ViacomCBS, Inc.
3.88%, 04/01/2024(b)	2,677,000	2,868,779
3.70%, 08/15/2024	3,260,000	3,512,138
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	4,074,000	4,420,332

		28,721,743

	Principal Amount	Value
Multiline Retail-0.36%
Target Corp., 3.50%, 07/01/2024	$5,429,000	$5,887,204

Multi-Utilities-0.60%
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024(b)	3,260,000	3,416,426
Sempra Energy, 3.55%, 06/15/2024	2,754,000	2,949,660
WEC Energy Group, Inc., 0.80%, 03/15/2024	3,460,000	3,477,603

		9,843,689

Oil, Gas & Consumable Fuels-11.24%
BP Capital Markets PLC (United Kingdom)
3.81%, 02/10/2024	6,786,000	7,317,511
3.54%, 11/04/2024	4,075,000	4,418,476
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024(b)	2,713,000	2,908,718
Cenovus Energy, Inc. (Canada), 4.00%, 04/15/2024	4,055,000	4,338,049
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	6,759,000	7,669,368
Chevron Corp., 2.90%, 03/03/2024(b)	5,429,000	5,741,478
Chevron USA, Inc., 3.90%, 11/15/2024	3,393,000	3,719,673
Cimarex Energy Co., 4.38%, 06/01/2024 .	4,077,000	4,408,694
ConocoPhillips, 3.35%, 11/15/2024	2,248,000	2,421,562
Continental Resources, Inc., 3.80%, 06/01/2024	5,070,000	5,418,563
Diamondback Energy, Inc., 2.88%, 12/01/2024	5,434,000	5,713,758
Enable Midstream Partners L.P., 3.90%, 05/15/2024	3,260,000	3,467,233
Enbridge, Inc. (Canada), 3.50%, 06/10/2024(b)	2,716,000	2,908,429
Energy Transfer L.P., 4.25%, 04/01/2024.	2,703,000	2,901,736
Enterprise Products Operating LLC, 3.90%, 02/15/2024	4,605,000	4,937,745
Equinor ASA (Norway), 3.70%, 03/01/2024	5,432,000	5,856,883
Exxon Mobil Corp.
3.18%, 03/15/2024(b)	5,412,000	5,747,205
2.02%, 08/16/2024(b)	5,419,000	5,653,915
Kinder Morgan Energy Partners L.P.
4.15%, 02/01/2024	3,493,000	3,750,537
4.30%, 05/01/2024	3,247,000	3,521,448
4.25%, 09/01/2024	3,532,000	3,853,673
Marathon Petroleum Corp., 3.63%, 09/15/2024	4,034,000	4,336,480
MPLX L.P., 4.88%, 12/01/2024	6,242,000	6,947,853
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	5,374,000	5,991,918
Phillips 66, 0.90%, 02/15/2024(b)	4,309,000	4,311,201
Plains All American Pipeline L.P./PAA Finance Corp., 3.60%, 11/01/2024	4,071,000	4,339,755
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	10,810,000	12,056,824
Shell International Finance B.V. (Netherlands), 2.00%, 11/07/2024(b)	6,728,000	7,018,516
Spectra Energy Partners L.P., 4.75%, 03/15/2024	5,426,000	5,916,946
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024(b)	4,071,000	4,390,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
TotalEnergies Capital International S.A. (France)
3.70%, 01/15/2024	$5,414,000	$5,821,828
3.75%, 04/10/2024	6,776,000	7,330,701
Valero Energy Corp., 1.20%, 03/15/2024 .	5,010,000	5,055,930
Williams Cos., Inc. (The)
4.30%, 03/04/2024	5,427,000	5,857,283
4.55%, 06/24/2024	6,785,000	7,433,710

		183,483,880

Paper & Forest Products-0.20%
Georgia-Pacific LLC, 8.00%, 01/15/2024	2,805,000	3,293,920

Personal Products-0.69%
Estee Lauder Cos., Inc. (The), 2.00%, 12/01/2024	2,690,000	2,814,421
Unilever Capital Corp. (United Kingdom)
3.25%, 03/07/2024	2,700,000	2,878,793
2.60%, 05/05/2024(b)	5,343,000	5,621,572

		11,314,786

Pharmaceuticals-2.09%
Astrazeneca Finance LLC (United Kingdom), 0.70%, 05/28/2024(b)	8,610,000	8,622,625
Novartis Capital Corp. (Switzerland), 3.40%, 05/06/2024	11,645,000	12,532,443
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024(b)	3,800,000	4,063,163
Pfizer, Inc., 3.40%, 05/15/2024	5,402,000	5,825,106
Wyeth LLC, 6.45%, 02/01/2024	2,638,000	3,019,929

		34,063,266

Professional Services-0.27%
Equifax, Inc., 2.60%, 12/01/2024	4,230,000	4,451,967

Road & Rail-0.61%
Burlington Northern Santa Fe LLC
3.75%, 04/01/2024	2,846,000	3,065,404
3.40%, 09/01/2024	3,571,000	3,849,102
CSX Corp., 3.40%, 08/01/2024	2,899,000	3,117,162

		10,031,668

Semiconductors & Semiconductor Equipment-2.70%
Broadcom Corp./Broadcom Cayman
Finance Ltd., 3.63%, 01/15/2024(b)	6,591,000	7,006,324
Intel Corp., 2.88%, 05/11/2024(b)	6,978,000	7,402,460
KLA Corp., 4.65%, 11/01/2024	6,872,000	7,628,693
NVIDIA Corp., 0.58%, 06/14/2024	6,750,000	6,772,981
Qorvo, Inc., 4.38%, 10/15/2029(b)	4,585,000	5,083,619
QUALCOMM, Inc., 2.90%, 05/20/2024(b)	5,490,000	5,810,676
Xilinx, Inc., 2.95%, 06/01/2024	4,122,000	4,347,084

		44,051,837

Software-2.21%
Microsoft Corp., 2.88%, 02/06/2024	12,279,000	12,961,883
Oracle Corp.
3.40%, 07/08/2024	10,805,000	11,573,130
2.95%, 11/15/2024(b)	10,806,000	11,511,767

		36,046,780

	Principal Amount	Value
Specialty Retail-0.86%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	$7,082,000	$7,690,111
Home Depot, Inc. (The), 3.75%, 02/15/2024	5,973,000	6,411,925

		14,102,036

Technology Hardware, Storage & Peripherals-3.11%
Apple, Inc.
3.00%, 02/09/2024	9,529,000	10,081,101
3.45%, 05/06/2024(b)	13,552,000	14,622,334
2.85%, 05/11/2024	9,524,000	10,093,645
1.80%, 09/11/2024(b)	4,227,000	4,381,916
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	5,499,000	5,597,650
4.65%, 10/01/2024	5,394,000	5,983,400

		50,760,046

Tobacco-1.06%
Altria Group, Inc., 4.00%, 01/31/2024(b)	6,738,000	7,290,570
BAT Capital Corp. (United Kingdom), 2.79%, 09/06/2024(b)	5,382,000	5,657,122
Philip Morris International, Inc., 3.25%, 11/10/2024(b)	4,064,000	4,390,069

		17,337,761

Trading Companies & Distributors-0.44%
Air Lease Corp.
0.70%, 02/15/2024	4,039,000	4,021,957
4.25%, 09/15/2024	2,838,000	3,087,112

		7,109,069

Wireless Telecommunication Services-0.64%
T-Mobile USA, Inc., 3.38%, 04/15/2029	5,600,000	5,923,736
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	4,220,000	4,546,374

		10,470,110

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,564,017,296)		1,611,082,150

	Shares
Money Market Funds-0.42%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $6,928,004)	6,928,004	6,928,004

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.14% (Cost $1,570,945,300)		1,618,010,154

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.12%
Invesco Private Government Fund, 0.02%(c)(d)(e)	20,082,627	20,082,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(c)(d)(e)	47,133,093	$47,151,947

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,234,573)		67,234,574

TOTAL INVESTMENTS IN SECURITIES-103.26% (Cost $1,638,179,873)		1,685,244,728
OTHER ASSETS LESS LIABILITIES-(3.26)%		(53,206,910)

NET ASSETS-100.00%		$1,632,037,818

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$111,132,453	$(104,204,449)	$-	$-	$6,928,004	$2,233
Invesco Premier U.S. Government Money Portfolio, Institutional Class	8,284,417	10,627,687	(18,912,104)	-	-	-	52
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,209,607	115,602,628	(98,729,608)	-	-	20,082,627	1,779	*
Invesco Private Prime Fund	1,069,891	160,887,316	(114,805,586)	1	325	47,151,947	21,569	*

Total	$12,563,915	$398,250,084	$(336,651,747)	$1	$325	$74,162,578	$25,633

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.10%
Aerospace & Defense-2.97%
Boeing Co. (The), 4.88%, 05/01/2025	$8,686,000	$9,714,770
General Dynamics Corp.
3.25%, 04/01/2025	1,852,000	2,001,042
3.50%, 05/15/2025(b)	1,850,000	2,023,043
Howmet Aerospace, Inc., 6.88%, 05/01/2025(b)	2,878,000	3,405,048
L3Harris Technologies, Inc., 3.83%, 04/27/2025	1,489,000	1,630,803
Lockheed Martin Corp., 2.90%, 03/01/2025	1,850,000	1,977,832
Northrop Grumman Corp., 2.93%, 01/15/2025	3,726,000	3,963,609
Precision Castparts Corp., 3.25%, 06/15/2025	2,108,000	2,289,136
Raytheon Technologies Corp., 3.95%, 08/16/2025	3,987,000	4,424,684

		31,429,967

Air Freight & Logistics-0.26%
United Parcel Service, Inc., 3.90%, 04/01/2025(b)	2,466,000	2,724,166

Airlines-0.41%
Southwest Airlines Co., 5.25%, 05/04/2025	3,847,000	4,362,529

Auto Components-0.29%
BorgWarner, Inc., 3.38%, 03/15/2025(b)	1,229,000	1,325,143
Magna International, Inc. (Canada), 4.15%, 10/01/2025	1,603,000	1,795,049

		3,120,192

Automobiles-3.45%
American Honda Finance Corp.
1.20%, 07/08/2025	1,852,000	1,870,267
1.00%, 09/10/2025	2,258,000	2,263,717
General Motors Co.
4.00%, 04/01/2025	1,231,000	1,347,765
6.13%, 10/01/2025	5,065,000	5,974,779
General Motors Financial Co., Inc.
4.00%, 01/15/2025	2,474,000	2,691,703
2.90%, 02/26/2025	3,092,000	3,268,454
4.35%, 04/09/2025	2,487,000	2,744,221
2.75%, 06/20/2025	3,103,000	3,260,687
4.30%, 07/13/2025	1,988,000	2,199,282
Toyota Motor Credit Corp.
1.80%, 02/13/2025	3,464,000	3,572,972
3.00%, 04/01/2025	3,100,000	3,326,268
3.40%, 04/14/2025	1,242,000	1,354,135
0.80%, 10/16/2025	2,598,000	2,585,132

		36,459,382

Banks-13.80%
Banco Santander S.A. (Spain), 2.75%,
05/28/2025	3,800,000	4,008,003

	Principal Amount	Value
Banks-(continued)
Bank of America Corp.
4.00%, 01/22/2025	$6,212,000	$6,792,578
3.88%, 08/01/2025	4,499,000	4,995,208
Series L, 3.95%, 04/21/2025	6,279,000	6,880,622
CIT Group, Inc., 5.25%, 03/07/2025	1,234,000	1,392,507
Citigroup, Inc.
3.88%, 03/26/2025	2,458,000	2,697,895
3.30%, 04/27/2025	3,723,000	4,039,409
4.40%, 06/10/2025	6,210,000	6,911,112
5.50%, 09/13/2025	3,527,000	4,100,420
Citizens Bank N.A., 2.25%, 04/28/2025	1,850,000	1,935,779
Cooperatieve Rabobank U.A. (Netherlands), 4.38%, 08/04/2025(b)	3,800,000	4,250,443
Fifth Third Bancorp, 2.38%, 01/28/2025	1,864,000	1,950,945
Fifth Third Bank N.A., 3.95%, 07/28/2025	2,000,000	2,243,681
HSBC Holdings PLC (United Kingdom), 4.25%, 08/18/2025	3,810,000	4,217,100
Huntington Bancshares, Inc., 4.00%, 05/15/2025	1,240,000	1,373,047
JPMorgan Chase & Co.
3.13%, 01/23/2025	6,279,000	6,727,410
3.90%, 07/15/2025	6,264,000	6,910,791
KeyBank N.A., 3.30%, 06/01/2025	1,750,000	1,910,316
Lloyds Banking Group PLC (United Kingdom), 4.58%, 12/10/2025	3,400,000	3,834,553
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 02/25/2025	6,500,000	6,763,759
3.78%, 03/02/2025(b)	1,862,000	2,038,286
1.41%, 07/17/2025	4,300,000	4,355,392
MUFG Americas Holdings Corp., 3.00%, 02/10/2025	992,000	1,056,481
PNC Bank N.A., 3.25%, 06/01/2025	2,515,000	2,735,248
Regions Financial Corp., 2.25%, 05/18/2025	1,866,000	1,948,148
Santander Holdings USA, Inc.
3.45%, 06/02/2025	2,488,000	2,671,731
4.50%, 07/17/2025	2,715,000	3,011,637
Sumitomo Mitsui Banking Corp. (Japan), 3.65%, 07/23/2025	1,350,000	1,488,042
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.35%, 01/15/2025	3,200,000	3,342,911
1.47%, 07/08/2025	5,850,000	5,937,664
Truist Bank
1.50%, 03/10/2025	3,100,000	3,176,032
3.63%, 09/16/2025	3,050,000	3,358,140
Truist Financial Corp.
4.00%, 05/01/2025	2,103,000	2,332,232
3.70%, 06/05/2025(b)	2,487,000	2,744,241
1.20%, 08/05/2025(b)	1,866,000	1,892,625
U.S. Bank N.A., 2.05%, 01/21/2025	2,400,000	2,505,090
US Bancorp, 1.45%, 05/12/2025	3,703,000	3,790,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Principal Amount	Value
Banks-(continued)
Wells Fargo & Co.
3.00%, 02/19/2025	$6,196,000	$6,613,716
3.55%, 09/29/2025	6,279,000	6,892,507

		145,825,728

Beverages-1.14%
Diageo Capital PLC (United Kingdom), 1.38%, 09/29/2025	2,000,000	2,034,613
Keurig Dr Pepper, Inc., 3.40%, 11/15/2025	1,299,000	1,417,227
PepsiCo, Inc.
2.25%, 03/19/2025(b)	3,722,000	3,919,233
2.75%, 04/30/2025	2,632,000	2,810,850
3.50%, 07/17/2025	1,726,000	1,891,903

		12,073,826

Biotechnology-2.46%
AbbVie, Inc., 3.60%, 05/14/2025	9,401,000	10,223,371
Amgen, Inc.
1.90%, 02/21/2025	1,239,000	1,281,114
3.13%, 05/01/2025	2,488,000	2,677,618
Baxalta, Inc., 4.00%, 06/23/2025	2,065,000	2,274,130
Biogen, Inc., 4.05%, 09/15/2025	4,343,000	4,830,823
Gilead Sciences, Inc., 3.50%, 02/01/2025 .	4,343,000	4,702,633

		25,989,689

Building Products-0.13%
Fortune Brands Home & Security, Inc., 4.00%, 06/15/2025	1,234,000	1,360,361

Capital Markets-7.63%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	1,239,000	1,323,479
Ares Capital Corp.
4.25%, 03/01/2025	1,481,000	1,598,134
3.25%, 07/15/2025	3,091,000	3,268,031
Bank of New York Mellon Corp. (The)
1.60%, 04/24/2025	3,068,000	3,155,340
Series G, 3.00%, 02/24/2025	1,857,000	1,994,731
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025(b)	1,239,000	1,355,181
Charles Schwab Corp. (The)
4.20%, 03/24/2025	1,485,000	1,653,755
3.85%, 05/21/2025	1,859,000	2,054,479
CME Group, Inc., 3.00%, 03/15/2025(b)	1,852,000	1,985,064
Credit Suisse AG (Switzerland), 2.95%, 04/09/2025(b)	3,900,000	4,167,599
Goldman Sachs Group, Inc. (The)
3.50%, 01/23/2025	6,234,000	6,719,298
3.50%, 04/01/2025	8,899,000	9,643,371
3.75%, 05/22/2025	5,521,000	6,021,687
4.25%, 10/21/2025	5,005,000	5,589,046
Moody’s Corp., 3.75%, 03/24/2025(b)	1,725,000	1,886,755
Morgan Stanley
4.00%, 07/23/2025	7,504,000	8,330,294
5.00%, 11/24/2025	4,968,000	5,720,100
Nomura Holdings, Inc. (Japan), 1.85%, 07/16/2025	3,800,000	3,887,248
Northern Trust Corp., 3.95%, 10/30/2025	1,865,000	2,102,837

	Principal Amount	Value
Capital Markets-(continued)
Owl Rock Capital Corp., 3.75%, 07/22/2025	$1,239,000	$1,310,988
S&P Global, Inc., 4.00%, 06/15/2025	1,731,000	1,920,492
State Street Corp., 3.55%, 08/18/2025	3,215,000	3,553,831
TD Ameritrade Holding Corp., 3.63%, 04/01/2025	1,234,000	1,348,112

		80,589,852

Chemicals-0.81%
Air Products and Chemicals, Inc., 1.50%, 10/15/2025	1,359,000	1,394,627
Eastman Chemical Co., 3.80%, 03/15/2025	1,725,000	1,880,941
EI du Pont de Nemours and Co., 1.70%, 07/15/2025	1,240,000	1,274,709
LYB International Finance III LLC
2.88%, 05/01/2025	1,239,000	1,318,155
1.25%, 10/01/2025	1,235,000	1,236,953
Nutrien Ltd. (Canada), 3.38%, 03/15/2025(b)	1,323,000	1,426,696

		8,532,081

Commercial Services & Supplies-0.37%
Republic Services, Inc., 3.20%, 03/15/2025	1,240,000	1,331,676
Waste Management, Inc.
3.13%, 03/01/2025	1,340,000	1,440,395
0.75%, 11/15/2025(b)	1,200,000	1,191,067

		3,963,138

Communications Equipment-0.13%
Cisco Systems, Inc., 3.50%, 06/15/2025	1,238,000	1,365,181

Consumer Finance-1.60%
Ally Financial, Inc.
4.63%, 03/30/2025	1,413,000	1,578,248
5.80%, 05/01/2025(b)	1,862,000	2,156,449
Capital One Financial Corp.
3.20%, 02/05/2025	2,472,000	2,659,456
4.25%, 04/30/2025	2,030,000	2,263,948
4.20%, 10/29/2025	3,720,000	4,151,736
Discover Financial Services, 3.75%, 03/04/2025	1,217,000	1,321,893
Synchrony Financial, 4.50%, 07/23/2025 .	2,471,000	2,751,006

		16,882,736

Containers & Packaging-0.15%
WRKCo, Inc., 3.75%, 03/15/2025	1,450,000	1,578,193

Diversified Consumer Services-0.12%
Yale University, Series 2020, 0.87%, 04/15/2025	1,238,000	1,248,453

Diversified Financial Services-1.54%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%, 01/15/2025	2,052,000	2,173,168
6.50%, 07/15/2025(b)	3,061,000	3,573,606
4.45%, 10/01/2025	1,953,000	2,145,102
Berkshire Hathaway Energy Co., 4.05%, 04/15/2025(b)	3,080,000	3,405,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Principal Amount	Value
Diversified Financial Services-(continued)
GE Capital Funding LLC, 3.45%, 05/15/2025	$3,400,000	$3,688,776
National Rural Utilities Cooperative Finance Corp., 2.85%, 01/27/2025	1,245,000	1,322,540

		16,308,601

Diversified Telecommunication Services-1.84%
AT&T, Inc.
3.95%, 01/15/2025	1,310,000	1,442,297
3.40%, 05/15/2025	5,810,000	6,309,865
Verizon Communications, Inc.
3.38%, 02/15/2025	6,224,000	6,743,860
0.85%, 11/20/2025	5,000,000	4,965,842

		19,461,864

Electric Utilities-2.44%
Avangrid, Inc., 3.20%, 04/15/2025	1,856,000	1,988,537
Duke Energy Corp., 0.90%, 09/15/2025	1,615,000	1,606,305
Duke Energy Progress LLC, 3.25%, 08/15/2025	1,231,000	1,338,472
Entergy Corp., 0.90%, 09/15/2025	1,985,000	1,961,636
Exelon Corp., 3.95%, 06/15/2025	2,040,000	2,241,003
Exelon Generation Co. LLC, 3.25%, 06/01/2025	2,214,000	2,381,066
Florida Power & Light Co.
2.85%, 04/01/2025	2,718,000	2,900,361
3.13%, 12/01/2025	1,487,000	1,614,164
NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	3,108,000	3,298,758
Pacific Gas and Electric Co., 3.45%, 07/01/2025(b)	2,164,000	2,243,867
Pinnacle West Capital Corp., 1.30%, 06/15/2025	1,240,000	1,252,185
Southern Power Co., 4.15%, 12/01/2025(b)	1,233,000	1,378,101
Xcel Energy, Inc., 3.30%, 06/01/2025	1,484,000	1,596,459

		25,800,914

Electrical Equipment-0.13%
Emerson Electric Co., 3.15%, 06/01/2025.	1,238,000	1,337,650

Energy Equipment & Services-0.38%
Halliburton Co., 3.80%, 11/15/2025(b)	2,481,000	2,732,615
Schlumberger Finance Canada Ltd., 1.40%, 09/17/2025	1,245,000	1,265,030

		3,997,645

Entertainment-0.63%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025(b)	1,864,000	2,027,302
Walt Disney Co. (The), 3.35%, 03/24/2025	4,301,000	4,668,849

		6,696,151

Equity REITs-3.28%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025	1,601,000	1,738,943
American Tower Corp.
2.40%, 03/15/2025	1,860,000	1,944,047
4.00%, 06/01/2025	1,861,000	2,045,533
1.30%, 09/15/2025	1,238,000	1,244,466

	Principal Amount	Value
Equity REITs-(continued)
AvalonBay Communities, Inc., 3.45%, 06/01/2025	$1,304,000	$1,421,570
Boston Properties L.P., 3.20%, 01/15/2025	2,131,000	2,276,987
Brixmor Operating Partnership L.P., 3.85%, 02/01/2025	1,728,000	1,877,219
Crown Castle International Corp., 1.35%, 07/15/2025	1,238,000	1,247,703
Equinix, Inc., 1.00%, 09/15/2025(b)	1,737,000	1,732,431
Essex Portfolio L.P., 3.50%, 04/01/2025	1,168,000	1,262,060
GLP Capital L.P./GLP Financing II, Inc., 5.25%, 06/01/2025	2,224,000	2,496,117
Healthpeak Properties, Inc.
3.40%, 02/01/2025	85,000	91,238
4.00%, 06/01/2025	1,803,000	1,986,812
Host Hotels & Resorts L.P., Series E, 4.00%, 06/15/2025	1,238,000	1,339,356
Kimco Realty Corp., 3.30%, 02/01/2025	1,242,000	1,335,059
Realty Income Corp., 3.88%, 04/15/2025 .	1,237,000	1,362,452
Simon Property Group L.P., 3.50%, 09/01/2025	2,713,000	2,961,536
SITE Centers Corp., 3.63%, 02/01/2025	1,109,000	1,176,354
Ventas Realty L.P., 3.50%, 02/01/2025	1,494,000	1,608,222
Welltower, Inc., 4.00%, 06/01/2025	3,213,000	3,533,826

		34,681,931

Food & Staples Retailing-0.93%
Sysco Corp.
3.55%, 03/15/2025(b)	1,239,000	1,348,050
5.65%, 04/01/2025	1,896,000	2,188,453
3.75%, 10/01/2025(b)	1,945,000	2,140,726
Walmart, Inc., 3.55%, 06/26/2025	3,811,000	4,198,083

		9,875,312

Food Products-1.36%
Archer-Daniels-Midland Co., 2.75%, 03/27/2025	1,241,000	1,321,765
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025(b)	1,935,000	1,966,668
Campbell Soup Co., 3.95%, 03/15/2025	2,088,000	2,293,434
General Mills, Inc., 4.00%, 04/17/2025	1,976,000	2,183,870
JM Smucker Co. (The), 3.50%, 03/15/2025(b)	2,480,000	2,697,617
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	1,799,000	2,019,615
Mondelez International, Inc., 1.50%, 05/04/2025(b)	1,865,000	1,900,371

		14,383,340

Health Care Equipment & Supplies-2.01%
Abbott Laboratories, 2.95%, 03/15/2025 .	2,596,000	2,782,111
Boston Scientific Corp.
3.85%, 05/15/2025	1,353,000	1,492,438
1.90%, 06/01/2025	1,238,000	1,278,069
Danaher Corp., 3.35%, 09/15/2025(b)	1,231,000	1,347,095
Medtronic, Inc., 3.50%, 03/15/2025	4,802,000	5,247,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Principal Amount	Value
Health Care Equipment & Supplies-(continued)
Stryker Corp.
1.15%, 06/15/2025(b)	$1,611,000	$1,620,257
3.38%, 11/01/2025	1,942,000	2,117,345
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	4,939,000	5,341,779

		21,226,153

Health Care Providers & Services-4.59%
AmerisourceBergen Corp., 3.25%, 03/01/2025	1,240,000	1,328,083
Anthem, Inc., 2.38%, 01/15/2025	3,106,000	3,250,715
Cardinal Health, Inc., 3.75%, 09/15/2025 .	1,242,000	1,367,368
Cigna Corp.
3.25%, 04/15/2025	1,858,000	2,000,965
4.13%, 11/15/2025	5,537,000	6,190,119
CVS Health Corp.
4.10%, 03/25/2025(b)	2,348,000	2,589,316
3.88%, 07/20/2025	7,086,000	7,805,039
HCA, Inc.
5.38%, 02/01/2025	6,460,000	7,287,752
5.25%, 04/15/2025	3,460,000	3,951,456
Humana, Inc., 4.50%, 04/01/2025	1,480,000	1,651,456
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	2,479,000	2,669,687
McKesson Corp., 0.90%, 12/03/2025	1,200,000	1,187,957
Quest Diagnostics, Inc., 3.50%, 03/30/2025	1,482,000	1,603,117
UnitedHealth Group, Inc., 3.75%, 07/15/2025	5,063,000	5,625,499

		48,508,529

Hotels, Restaurants & Leisure-1.50%
Booking Holdings, Inc., 3.65%, 03/15/2025	1,235,000	1,345,134
Las Vegas Sands Corp., 2.90%, 06/25/2025	1,247,000	1,288,736
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	4,024,000	4,624,074
McDonald’s Corp.
3.38%, 05/26/2025	1,727,000	1,869,632
3.30%, 07/01/2025	1,864,000	2,022,088
1.45%, 09/01/2025	1,240,000	1,263,427
Starbucks Corp., 3.80%, 08/15/2025	3,087,000	3,410,039

		15,823,130

Household Durables-0.25%
DR Horton, Inc., 2.60%, 10/15/2025	1,231,000	1,301,072
Lennar Corp., 4.75%, 05/30/2025	1,232,000	1,378,448

		2,679,520

Household Products-0.23%
Procter & Gamble Co. (The), 0.55%,
10/29/2025	2,468,000	2,451,690

Industrial Conglomerates-1.46%
3M Co.
2.00%, 02/14/2025(b)	2,004,000	2,086,250
2.65%, 04/15/2025	1,232,000	1,310,091
3.00%, 08/07/2025	1,361,000	1,473,785
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	4,825,000	5,278,704

	Principal Amount	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc., 1.35%, 06/01/2025	$3,410,000	$3,480,946
Roper Technologies, Inc., 1.00%, 09/15/2025	1,825,000	1,821,859

		15,451,635

Insurance-1.74%
Allstate Corp. (The), 0.75%, 12/15/2025 .	1,490,000	1,481,077
American International Group, Inc.
2.50%, 06/30/2025	3,708,000	3,900,979
3.75%, 07/10/2025	3,092,000	3,392,373
Aon PLC, 3.88%, 12/15/2025	1,851,000	2,052,725
Chubb INA Holdings, Inc., 3.15%, 03/15/2025(b)	1,990,000	2,150,595
CNO Financial Group, Inc., 5.25%, 05/30/2025(b)	1,216,000	1,376,879
Marsh & McLennan Cos., Inc., 3.50%, 03/10/2025	1,239,000	1,345,303
MetLife, Inc.
3.00%, 03/01/2025(b)	1,223,000	1,311,238
3.60%, 11/13/2025	1,235,000	1,363,671

		18,374,840

Interactive Media & Services-0.23%
Alphabet, Inc., 0.45%, 08/15/2025(b)	2,450,000	2,428,340

Internet & Direct Marketing Retail-0.89%
Amazon.com, Inc.
0.80%, 06/03/2025	3,201,000	3,209,539
5.20%, 12/03/2025	2,167,000	2,537,596
eBay, Inc., 1.90%, 03/11/2025(b)	1,972,000	2,043,223
QVC, Inc., 4.45%, 02/15/2025(b)	1,487,000	1,592,840

		9,383,198

IT Services-2.51%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	2,471,000	2,708,009
DXC Technology Co., 4.13%, 04/15/2025 .	1,149,000	1,261,642
Fiserv, Inc., 3.85%, 06/01/2025	2,210,000	2,426,800
International Business Machines Corp., 7.00%, 10/30/2025(b)	1,539,000	1,915,874
Mastercard, Inc., 2.00%, 03/03/2025	1,855,000	1,936,988
PayPal Holdings, Inc., 1.65%, 06/01/2025	2,481,000	2,555,268
VeriSign, Inc., 5.25%, 04/01/2025	1,231,000	1,392,709
Visa, Inc., 3.15%, 12/14/2025	10,051,000	10,976,612
Western Union Co. (The), 2.85%, 01/10/2025	1,240,000	1,307,314

		26,481,216

Life Sciences Tools & Services-0.29%
Thermo Fisher Scientific, Inc., 4.13%, 03/25/2025(b)	2,736,000	3,022,853

Machinery-1.47%
Caterpillar Financial Services Corp.
1.45%, 05/15/2025	1,437,000	1,471,634
0.80%, 11/13/2025(b)	2,468,000	2,465,993
Cummins, Inc., 0.75%, 09/01/2025(b)	1,245,000	1,240,782
Deere & Co., 2.75%, 04/15/2025	1,752,000	1,867,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Principal Amount	Value
Machinery-(continued)
John Deere Capital Corp.
2.05%, 01/09/2025(b)	$1,361,000	$1,423,455
3.45%, 03/13/2025(b)	2,220,000	2,433,803
Otis Worldwide Corp., 2.06%, 04/05/2025	3,225,000	3,342,797
Wabtec Corp., 3.20%, 06/15/2025	1,239,000	1,322,185

		15,567,885

Media-2.68%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	11,253,000	12,748,792
Comcast Corp.
3.38%, 02/15/2025	2,498,000	2,702,551
3.10%, 04/01/2025	1,973,000	2,122,224
3.38%, 08/15/2025	3,723,000	4,060,724
Fox Corp., 3.05%, 04/07/2025	1,478,000	1,580,967
ViacomCBS, Inc.
3.50%, 01/15/2025	1,481,000	1,593,675
4.75%, 05/15/2025	3,107,000	3,510,004

		28,318,937

Metals & Mining-0.12%
Nucor Corp., 2.00%, 06/01/2025	1,239,000	1,284,554

Multiline Retail-0.77%
Dollar General Corp., 4.15%, 11/01/2025 .	1,243,000	1,391,169
Dollar Tree, Inc., 4.00%, 05/15/2025	2,472,000	2,716,181
Target Corp., 2.25%, 04/15/2025	3,801,000	3,997,322

		8,104,672

Multi-Utilities-0.90%
Dominion Energy, Inc., 3.90%, 10/01/2025	1,800,000	1,982,516
DTE Energy Co., Series F, 1.05%, 06/01/2025	1,988,000	1,984,371
NiSource, Inc., 0.95%, 08/15/2025	3,108,000	3,087,981
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025	1,364,000	1,351,105
WEC Energy Group, Inc., 3.55%, 06/15/2025	1,038,000	1,129,479

		9,535,452

Oil, Gas & Consumable Fuels-10.34%
BP Capital Markets America, Inc., 3.19%, 04/06/2025	1,859,000	1,999,083
BP Capital Markets PLC (United Kingdom), 3.51%, 03/17/2025	2,487,000	2,707,287
Canadian Natural Resources Ltd. (Canada)
3.90%, 02/01/2025	1,543,000	1,675,044
2.05%, 07/15/2025	1,493,000	1,536,844
Cenovus Energy, Inc. (Canada), 5.38%, 07/15/2025	2,478,000	2,814,399
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	3,689,000	4,193,133
Chevron Corp.
1.55%, 05/11/2025(b)	6,281,000	6,444,461
3.33%, 11/17/2025(b)	1,853,000	2,027,108
Chevron USA, Inc., 0.69%, 08/12/2025(b) .	1,993,000	1,982,131
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	2,478,000	2,773,791

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Devon Energy Corp., 5.85%, 12/15/2025 .	$1,201,000	$1,398,854
Diamondback Energy, Inc., 4.75%, 05/31/2025	1,234,000	1,381,219
Enbridge Energy Partners L.P., 5.88%, 10/15/2025	1,282,000	1,506,137
Enbridge, Inc. (Canada), 2.50%, 01/15/2025(b)	1,230,000	1,289,707
Energy Transfer L.P., 4.05%, 03/15/2025.	2,467,000	2,673,660
Enterprise Products Operating LLC, 3.75%, 02/15/2025	2,928,000	3,183,314
EOG Resources, Inc., 3.15%, 04/01/2025 .	1,236,000	1,326,864
Equinor ASA (Norway), 2.88%, 04/06/2025	3,100,000	3,311,092
Exxon Mobil Corp.
2.71%, 03/06/2025	4,422,000	4,691,542
2.99%, 03/19/2025	6,893,000	7,378,175
Kinder Morgan, Inc., 4.30%, 06/01/2025	3,803,000	4,214,014
Marathon Oil Corp., 3.85%, 06/01/2025	2,223,000	2,441,416
Marathon Petroleum Corp., 4.70%, 05/01/2025	3,089,000	3,461,089
MPLX L.P.
4.00%, 02/15/2025	1,236,000	1,346,866
4.88%, 06/01/2025	2,950,000	3,326,094
ONEOK Partners L.P., 4.90%,
03/15/2025	1,234,000	1,376,620
Phillips 66, 3.85%, 04/09/2025	1,595,000	1,745,062
Phillips 66 Partners L.P., 3.61%, 02/15/2025	1,233,000	1,326,855
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	2,496,000	2,783,347
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025	4,970,000	5,666,758
Shell International Finance B.V. (Netherlands)
2.38%, 04/06/2025	3,799,000	3,990,032
3.25%, 05/11/2025	6,901,000	7,487,182
Spectra Energy Partners L.P., 3.50%, 03/15/2025	1,230,000	1,324,922
Suncor Energy, Inc. (Canada), 3.10%, 05/15/2025	1,364,000	1,455,124
TotalEnergies Capital International S.A.
(France), 2.43%, 01/10/2025	2,474,000	2,599,269
Valero Energy Corp.
3.65%, 03/15/2025(b)	1,478,000	1,600,046
2.85%, 04/15/2025	2,617,000	2,764,498
Williams Cos., Inc. (The)
3.90%, 01/15/2025	1,864,000	2,023,402
4.00%, 09/15/2025	1,865,000	2,061,009

		109,287,450

Personal Products-0.12%
Unilever Capital Corp. (United Kingdom), 3.10%, 07/30/2025	1,209,000	1,312,498

Pharmaceuticals-3.94%
AstraZeneca PLC (United Kingdom), 3.38%, 11/16/2025(b)	5,004,000	5,487,440
Bristol-Myers Squibb Co.
3.88%, 08/15/2025	4,507,000	4,996,981
0.75%, 11/13/2025(b)	2,480,000	2,465,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Principal Amount	Value
Pharmaceuticals-(continued)
Eli Lilly and Co., 2.75%, 06/01/2025	$1,393,000	$1,486,230
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.63%, 05/15/2025	2,472,000	2,717,222
Johnson & Johnson
2.63%, 01/15/2025	1,842,000	1,954,275
0.55%, 09/01/2025	2,524,000	2,503,106
Merck & Co., Inc., 2.75%, 02/10/2025(b)	6,296,000	6,712,266
Novartis Capital Corp. (Switzerland)
1.75%, 02/14/2025	2,529,000	2,613,823
3.00%, 11/20/2025(b)	4,345,000	4,705,729
Pfizer, Inc., 0.80%, 05/28/2025	1,839,000	1,842,594
Royalty Pharma PLC, 1.20%, 09/02/2025.	2,000,000	1,996,024
Zoetis, Inc., 4.50%, 11/13/2025(b)	1,864,000	2,115,733

		41,596,971

Professional Services-0.23%
Verisk Analytics, Inc., 4.00%, 06/15/2025(b)	2,160,000	2,386,436

Road & Rail-0.71%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/2025	1,245,000	1,343,242
Canadian Pacific Railway Co. (Canada), 2.90%, 02/01/2025(b)	1,734,000	1,840,257
CSX Corp., 3.35%, 11/01/2025	1,484,000	1,616,384
Union Pacific Corp.
3.75%, 07/15/2025	1,238,000	1,368,245
3.25%, 08/15/2025	1,235,000	1,340,753

		7,508,881

Semiconductors & Semiconductor Equipment-2.61%
Analog Devices, Inc., 3.90%, 12/15/2025(b)	2,110,000	2,352,872
Applied Materials, Inc., 3.90%, 10/01/2025	1,764,000	1,974,909
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/2025(b)	2,245,000	2,386,084
Broadcom, Inc., 4.70%, 04/15/2025	3,137,000	3,511,326
Intel Corp.
3.40%, 03/25/2025(b)	3,729,000	4,057,785
3.70%, 07/29/2025	5,584,000	6,155,372
Lam Research Corp., 3.80%, 03/15/2025	1,384,000	1,518,974
QUALCOMM, Inc., 3.45%, 05/20/2025	3,394,000	3,696,121
Texas Instruments, Inc., 1.38%, 03/12/2025	1,900,000	1,939,187

		27,592,630

Software-3.55%
Adobe, Inc.
1.90%, 02/01/2025(b)	1,237,000	1,284,053
3.25%, 02/01/2025	2,548,000	2,744,966
Intuit, Inc., 0.95%, 07/15/2025(b)	1,240,000	1,245,727
Microsoft Corp.
2.70%, 02/12/2025(b)	5,683,000	6,064,119
3.13%, 11/03/2025	7,572,000	8,256,815
Oracle Corp.
2.50%, 04/01/2025	8,766,000	9,199,405
2.95%, 05/15/2025	6,239,000	6,643,273
VMware, Inc., 4.50%, 05/15/2025	1,851,000	2,066,988

		37,505,346

	Principal Amount	Value
Specialty Retail-1.35%
AutoZone, Inc., 3.63%, 04/15/2025(b)	$1,239,000	$1,349,994
Dell International LLC/EMC Corp., 5.85%, 07/15/2025	2,470,000	2,887,528
Home Depot, Inc. (The), 3.35%, 09/15/2025	2,471,000	2,708,639
Leidos, Inc., 3.63%, 05/15/2025	1,240,000	1,343,627
Lowe’s Cos., Inc.
4.00%, 04/15/2025	1,802,000	1,984,900
3.38%, 09/15/2025	1,855,000	2,025,771
Ross Stores, Inc., 4.60%, 04/15/2025	1,741,000	1,955,121

		14,255,580

Technology Hardware, Storage & Peripherals-2.97%
Apple, Inc.
2.75%, 01/13/2025	3,803,000	4,049,803
2.50%, 02/09/2025	3,771,000	3,985,030
1.13%, 05/11/2025	5,601,000	5,669,497
3.20%, 05/13/2025	5,044,000	5,478,822
0.55%, 08/20/2025(b)	3,098,000	3,076,326
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	6,293,000	7,172,511
NetApp, Inc., 1.88%, 06/22/2025	1,858,000	1,915,510

		31,347,499

Textiles, Apparel & Luxury Goods-0.62%
NIKE, Inc., 2.40%, 03/27/2025	2,476,000	2,624,800
Tapestry, Inc., 4.25%, 04/01/2025	1,485,000	1,611,143
VF Corp., 2.40%, 04/23/2025	2,247,000	2,352,264

		6,588,207

Thrifts & Mortgage Finance-0.14%
Radian Group, Inc., 6.63%, 03/15/2025	1,329,000	1,500,109

Tobacco-1.21%
Altria Group, Inc., 2.35%, 05/06/2025	1,902,000	1,984,808
Philip Morris International, Inc.
1.50%, 05/01/2025	1,860,000	1,897,333
3.38%, 08/11/2025	1,856,000	2,020,838
Reynolds American, Inc. (United Kingdom), 4.45%, 06/12/2025	6,183,000	6,857,527

		12,760,506

Trading Companies & Distributors-0.71%
Air Lease Corp.
2.30%, 02/01/2025	2,057,000	2,126,531
3.25%, 03/01/2025(b)	1,728,000	1,837,159
3.38%, 07/01/2025	2,099,000	2,248,782
WW Grainger, Inc., 1.85%, 02/15/2025	1,237,000	1,277,592

		7,490,064

Water Utilities-0.13%
American Water Capital Corp., 3.40%, 03/01/2025	1,296,000	1,403,884

Wireless Telecommunication Services-0.58%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	1,755,000	1,927,693
Vodafone Group PLC (United Kingdom), 4.13%, 05/30/2025	3,729,000	4,152,513

		6,080,206

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,019,074,771)		1,047,307,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $960,043)	960,043	$960,043

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.19% (Cost $1,020,034,814)		1,048,267,796

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.30%
Invesco Private Government Fund, 0.02%(c)(d)(e)	19,985,236	19,985,236

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(c)(d)(e)	46,613,571	$46,632,217

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,617,453)		66,617,453

TOTAL INVESTMENTS IN SECURITIES-105.49% (Cost $1,086,652,267)		1,114,885,249
OTHER ASSETS LESS LIABILITIES-(5.49)%		(58,020,525)

NET ASSETS-100.00%		$1,056,864,724

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$62,609,648	$(61,649,605)	$-	$-	$960,043	$1,210

Invesco Premier U.S. Government Money Portfolio, Institutional Class	131,824	1,316,769	(1,448,593)	-	-	-	6

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,365,192	82,320,903	(65,700,859)	-	-	19,985,236	1,827	*

Invesco Private Prime Fund	1,121,731	125,808,604	(80,298,561)	-	443	46,632,217	23,077	*

Total	$4,618,747	$272,055,924	$(209,097,618)	$-	$443	$67,577,496	$26,120

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.18%(a)
Aerospace & Defense-1.40%
Boeing Co. (The), 2.75%, 02/01/2026(b)	$2,053,000	$2,147,075
General Dynamics Corp.
1.15%, 06/01/2026(b)	740,000	748,689
2.13%, 08/15/2026	748,000	788,933
Lockheed Martin Corp., 3.55%, 01/15/2026.	2,946,000	3,259,491
Raytheon Technologies Corp., 2.65%, 11/01/2026	1,059,000	1,132,389

		8,076,577

Air Freight & Logistics-0.34%
FedEx Corp., 3.25%, 04/01/2026	1,098,000	1,197,735
United Parcel Service, Inc., 2.40%, 11/15/2026	732,000	779,748

		1,977,483

Airlines-0.37%
Delta Air Lines, Inc., 7.38%, 01/15/2026(b)	1,832,000	2,158,273

Automobiles-1.98%
American Honda Finance Corp., 2.30%, 09/09/2026(b)	738,000	780,063
General Motors Financial Co., Inc.
1.25%, 01/08/2026	2,204,000	2,190,533
5.25%, 03/01/2026	1,833,000	2,111,629
1.50%, 06/10/2026	1,840,000	1,841,920
4.00%, 10/06/2026	1,122,000	1,242,755
Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	1,470,000	1,490,948
Toyota Motor Credit Corp.
0.80%, 01/09/2026	1,028,000	1,017,620
1.13%, 06/18/2026	800,000	802,820

		11,478,288

Banks-18.45%
Bank of America Corp.
4.45%, 03/03/2026	2,938,000	3,316,111
3.50%, 04/19/2026	3,674,000	4,048,253
4.25%, 10/22/2026	2,944,000	3,345,910
Bank of Nova Scotia (The) (Canada)
1.05%, 03/02/2026	1,400,000	1,393,211
1.35%, 06/24/2026(b)	1,135,000	1,144,060
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	3,090,000	3,557,903
BPCE S.A. (France), 3.38%, 12/02/2026	800,000	880,536
Citigroup, Inc.
3.70%, 01/12/2026	2,971,000	3,284,303
4.60%, 03/09/2026	2,204,000	2,511,967
3.40%, 05/01/2026	2,968,000	3,254,156
3.20%, 10/21/2026	4,409,000	4,798,685
4.30%, 11/20/2026	1,467,000	1,665,900
Cooperatieve Rabobank U.A. (Netherlands), 3.75%, 07/21/2026	2,300,000	2,546,142
Fifth Third Bank N.A., 3.85%, 03/15/2026	1,025,000	1,142,259
HSBC Holdings PLC (United Kingdom)
4.30%, 03/08/2026	4,355,000	4,913,426
4.38%, 11/23/2026	2,300,000	2,588,848

	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
3.30%, 04/01/2026	$3,673,000	$4,011,750
3.20%, 06/15/2026	2,576,000	2,801,167
2.95%, 10/01/2026	4,416,000	4,765,238
7.63%, 10/15/2026	735,000	958,561
4.13%, 12/15/2026	2,937,000	3,331,730
KeyBank N.A., 3.40%, 05/20/2026	800,000	877,818
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	2,300,000	2,610,177
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.85%, 03/01/2026	3,530,000	3,942,996
2.76%, 09/13/2026	1,500,000	1,600,070
Mizuho Financial Group, Inc. (Japan), 2.84%, 09/13/2026	1,400,000	1,507,088
Natwest Group PLC (United Kingdom),
4.80%, 04/05/2026	2,300,000	2,633,580
PNC Financial Services Group, Inc. (The), 1.15%, 08/13/2026	1,000,000	1,008,341
Royal Bank of Canada (Canada), 1.15%, 07/14/2026(b)	1,100,000	1,103,773
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.95%, 01/12/2026	1,400,000	1,389,055
3.78%, 03/09/2026	2,210,000	2,465,009
2.63%, 07/14/2026	3,314,000	3,531,410
3.01%, 10/19/2026	2,206,000	2,397,662
Truist Bank
3.30%, 05/15/2026	1,200,000	1,320,562
3.80%, 10/30/2026	1,150,000	1,292,469
U.S. Bancorp
Series V, 2.38%, 07/22/2026	1,981,000	2,108,474
Series W, 3.10%, 04/27/2026	1,468,000	1,599,363
Wells Fargo & Co.
3.00%, 04/22/2026	5,149,000	5,575,253
4.10%, 06/03/2026	3,580,000	4,025,642
3.00%, 10/23/2026	5,146,000	5,566,911

		106,815,769

Beverages-1.65%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.65%, 02/01/2026	2,388,000	2,638,215
Constellation Brands, Inc., 3.70%, 12/06/2026	878,000	975,690
Molson Coors Beverage Co., 3.00%, 07/15/2026	2,941,000	3,161,528
PepsiCo, Inc.
2.85%, 02/24/2026	1,098,000	1,185,221
2.38%, 10/06/2026	1,472,000	1,579,236

		9,539,890

Biotechnology-3.58%
AbbVie, Inc.
3.20%, 05/14/2026	2,941,000	3,194,517
2.95%, 11/21/2026	5,866,000	6,325,159
Amgen, Inc., 2.60%, 08/19/2026	1,839,000	1,959,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Principal Amount	Value
Biotechnology-(continued)
Gilead Sciences, Inc., 3.65%, 03/01/2026	$4,041,000	$4,458,070
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	4,414,000	4,794,910

		20,731,954

Building Products-0.14%
Johnson Controls International PLC, 3.90%, 02/14/2026	715,000	793,763

Capital Markets-7.69%
Ameriprise Financial, Inc., 2.88%, 09/15/2026(b)	732,000	789,440
Ares Capital Corp.
3.88%, 01/15/2026	1,692,000	1,821,583
2.15%, 07/15/2026	1,470,000	1,481,659
Bank of New York Mellon Corp. (The)
0.75%, 01/28/2026(b)	1,030,000	1,023,693
2.80%, 05/04/2026(b)	1,098,000	1,185,745
2.45%, 08/17/2026	1,100,000	1,172,318
Brookfield Finance, Inc. (Canada), 4.25%, 06/02/2026(b)	734,000	828,371
Charles Schwab Corp. (The)
0.90%, 03/11/2026	1,833,000	1,828,358
1.15%, 05/13/2026	1,580,000	1,589,737
Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	1,000,000	995,282
Deutsche Bank AG (Germany), 1.69%, 03/19/2026	1,250,000	1,266,902
FS KKR Capital Corp., 3.40%, 01/15/2026	1,468,000	1,532,504
Goldman Sachs BDC, Inc., 2.88%, 01/15/2026	756,000	782,570
Goldman Sachs Group, Inc. (The)
3.75%, 02/25/2026	2,574,000	2,843,244
3.50%, 11/16/2026	4,041,000	4,402,062
Morgan Stanley
3.88%, 01/27/2026	4,404,000	4,913,832
3.13%, 07/27/2026	4,413,000	4,791,144
6.25%, 08/09/2026	1,100,000	1,354,489
4.35%, 09/08/2026	3,311,000	3,763,554
Nasdaq, Inc., 3.85%, 06/30/2026	738,000	825,618
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	1,800,000	1,805,914
Owl Rock Capital Corp.
4.25%, 01/15/2026	735,000	793,400
3.40%, 07/15/2026	1,480,000	1,549,909
State Street Corp., 2.65%, 05/19/2026(b)	1,107,000	1,189,525

		44,530,853

Chemicals-0.93%
Ecolab, Inc., 2.70%, 11/01/2026	1,105,000	1,189,465
FMC Corp., 3.20%, 10/01/2026	734,000	790,681
Linde, Inc., 3.20%, 01/30/2026	1,070,000	1,168,426
PPG Industries, Inc., 1.20%, 03/15/2026	1,030,000	1,031,630
Westlake Chemical Corp., 3.60%, 08/15/2026	1,086,000	1,199,724

		5,379,926

Commercial Services & Supplies-0.14%
Republic Services, Inc., 2.90%, 07/01/2026 .	736,000	790,236

	Principal Amount	Value
Communications Equipment-0.83%
Cisco Systems, Inc.
2.95%, 02/28/2026	$1,104,000	$1,203,491
2.50%, 09/20/2026(b)	2,202,000	2,366,888
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	1,110,000	1,258,146

		4,828,525

Consumer Finance-0.82%
Capital One Financial Corp., 3.75%, 07/28/2026	2,191,000	2,428,119
Discover Bank, 3.45%, 07/27/2026	1,400,000	1,529,143
Synchrony Financial, 3.70%, 08/04/2026	743,000	814,836

		4,772,098

Containers & Packaging-0.15%
International Paper Co., 3.80%, 01/15/2026	778,000	864,681

Diversified Financial Services-1.64%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 1.75%, 01/30/2026(b)	1,450,000	1,435,497
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	3,681,000	4,029,450
Blackstone Secured Lending Fund
3.63%, 01/15/2026	1,170,000	1,244,040
2.75%, 09/16/2026	1,060,000	1,092,368
National Rural Utilities Cooperative Finance Corp., 1.00%, 06/15/2026	880,000	876,535
Voya Financial, Inc., 3.65%, 06/15/2026	732,000	811,425

		9,489,315

Diversified Telecommunication Services-1.85%
AT&T, Inc., 4.13%, 02/17/2026(b)	2,742,000	3,071,729
Verizon Communications, Inc.
1.45%, 03/20/2026	4,040,000	4,095,915
2.63%, 08/15/2026	3,310,000	3,526,416

		10,694,060

Electric Utilities-3.62%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	782,000	854,539
Commonwealth Edison Co., 2.55%, 06/15/2026	739,000	787,085
Duke Energy Carolinas LLC, 2.95%, 12/01/2026	885,000	959,296
Duke Energy Corp., 2.65%, 09/01/2026(b)	2,201,000	2,341,544
Emera US Finance L.P. (Canada), 3.55%, 06/15/2026	1,205,000	1,316,818
Entergy Arkansas LLC, 3.50%, 04/01/2026 .	879,000	967,497
Entergy Corp., 2.95%, 09/01/2026	1,104,000	1,185,353
Exelon Corp., 3.40%, 04/15/2026	1,104,000	1,205,082
Fortis, Inc. (Canada), 3.06%, 10/04/2026	1,620,000	1,750,919
Pacific Gas and Electric Co., 3.15%, 01/01/2026	2,868,000	2,926,217
PPL Capital Funding, Inc., 3.10%, 05/15/2026(b)	956,000	1,029,042
Southern Co. (The), 3.25%, 07/01/2026	2,570,000	2,787,858
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	840,000	853,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Principal Amount	Value
Electric Utilities-(continued)
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	$1,105,000	$1,200,292
Xcel Energy, Inc., 3.35%, 12/01/2026	731,000	798,424

		20,963,396

Electrical Equipment-0.19%
Emerson Electric Co., 0.88%, 10/15/2026(b)	1,107,000	1,093,516

Electronic Equipment, Instruments & Components-0.29%
Avnet, Inc., 4.63%, 04/15/2026(b)	804,000	902,377
Jabil, Inc., 1.70%, 04/15/2026(b)	740,000	748,893

		1,651,270

Energy Equipment & Services-0.17%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	812,000	957,812

Entertainment-1.17%
Activision Blizzard, Inc., 3.40%, 09/15/2026	1,249,000	1,376,078
TWDC Enterprises 18 Corp.
3.00%, 02/13/2026	1,467,000	1,589,474
1.85%, 07/30/2026(b)	1,467,000	1,523,187
Walt Disney Co. (The), 1.75%, 01/13/2026 .	2,204,000	2,278,471

		6,767,210

Equity REITs-4.87%
American Tower Corp.
4.40%, 02/15/2026	737,000	830,870
1.60%, 04/15/2026	1,030,000	1,041,158
3.38%, 10/15/2026	1,467,000	1,597,882
Boston Properties L.P.
3.65%, 02/01/2026	1,464,000	1,612,656
2.75%, 10/01/2026	1,475,000	1,574,143
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	874,000	977,994
CBRE Services, Inc., 4.88%, 03/01/2026	880,000	1,014,256
Crown Castle International Corp.
4.45%, 02/15/2026	1,326,000	1,493,252
3.70%, 06/15/2026	1,100,000	1,212,099
1.05%, 07/15/2026(b)	1,470,000	1,449,701
Equinix, Inc., 1.45%, 05/15/2026	1,030,000	1,033,713
ERP Operating L.P., 2.85%, 11/01/2026	730,000	784,560
GLP Capital L.P./GLP Financing II, Inc.,
5.38%, 04/15/2026	1,429,000	1,640,163
Healthpeak Properties, Inc., 3.25%, 07/15/2026	953,000	1,037,854
Kimco Realty Corp., 2.80%, 10/01/2026	736,000	783,352
Life Storage L.P., 3.50%, 07/01/2026	873,000	957,321
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	885,000	1,010,236
Public Storage, 0.88%, 02/15/2026	730,000	725,341
Realty Income Corp., 4.13%, 10/15/2026	954,000	1,083,071
Sabra Health Care L.P., 5.13%, 08/15/2026.	743,000	839,029
Simon Property Group L.P.
3.30%, 01/15/2026	1,173,000	1,271,727
3.25%, 11/30/2026	1,101,000	1,204,463
Ventas Realty L.P., 4.13%, 01/15/2026	733,000	817,070

	Principal Amount	Value
Equity REITs-(continued)
VEREIT Operating Partnership L.P., 4.88%, 06/01/2026	$884,000	$1,021,745
Welltower, Inc., 4.25%, 04/01/2026	1,034,000	1,162,318

		28,175,974

Food & Staples Retailing-1.11%
Kroger Co. (The)
3.50%, 02/01/2026	743,000	820,398
2.65%, 10/15/2026	1,099,000	1,172,678
Sysco Corp., 3.30%, 07/15/2026(b)	1,468,000	1,598,389
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	2,588,000	2,827,863

		6,419,328

Food Products-1.59%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	1,470,000	1,565,764
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026(b)	1,031,000	1,116,729
Hershey Co. (The), 2.30%, 08/15/2026	742,000	787,904
Ingredion, Inc., 3.20%, 10/01/2026	740,000	805,000
Kellogg Co., 3.25%, 04/01/2026	1,105,000	1,208,786
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026	2,806,000	2,977,201
McCormick & Co., Inc., 0.90%, 02/15/2026	730,000	721,771

		9,183,155

Gas Utilities-0.28%
National Fuel Gas Co., 5.50%, 01/15/2026(b)	735,000	849,587
Southern California Gas Co., Series TT, 2.60%, 06/15/2026	735,000	783,106

		1,632,693

Health Care Equipment & Supplies-0.97%
Abbott Laboratories, 3.75%, 11/30/2026	2,495,000	2,824,296
Baxter International, Inc., 2.60%, 08/15/2026	1,098,000	1,168,506
Stryker Corp., 3.50%, 03/15/2026	1,462,000	1,606,871

		5,599,673

Health Care Providers & Services-3.44%
Anthem, Inc., 1.50%, 03/15/2026(b)	1,105,000	1,123,671
Cigna Corp.
4.50%, 02/25/2026	1,812,000	2,059,195
1.25%, 03/15/2026(b)	1,180,000	1,187,520
CVS Health Corp., 2.88%, 06/01/2026	2,576,000	2,765,472
HCA, Inc.
5.88%, 02/15/2026	2,304,000	2,675,059
5.25%, 06/15/2026	2,208,000	2,553,130
5.38%, 09/01/2026	1,277,000	1,474,680
Laboratory Corp. of America Holdings,
1.55%, 06/01/2026	740,000	748,160
McKesson Corp., 1.30%, 08/15/2026	700,000	698,692
Quest Diagnostics, Inc., 3.45%, 06/01/2026.	740,000	811,278
UnitedHealth Group, Inc.
1.25%, 01/15/2026(b)	740,000	749,902
3.10%, 03/15/2026	1,470,000	1,608,458
1.15%, 05/15/2026(b)	1,470,000	1,481,264

		19,936,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Principal Amount	Value
Hotels, Restaurants & Leisure-1.33%
Booking Holdings, Inc., 3.60%, 06/01/2026(b)	$1,474,000	$1,633,268
Expedia Group, Inc., 5.00%, 02/15/2026	1,101,000	1,246,805
Marriott International, Inc., Series R, 3.13%, 06/15/2026	1,098,000	1,173,712
McDonald’s Corp., 3.70%, 01/30/2026	2,573,000	2,848,992
Starbucks Corp., 2.45%, 06/15/2026	735,000	779,153

		7,681,930

Household Durables-0.26%
DR Horton, Inc., 1.30%, 10/15/2026	500,000	499,541
PulteGroup, Inc., 5.50%, 03/01/2026	844,000	984,990

		1,484,531

Household Products-0.66%
Procter & Gamble Co. (The)
2.70%, 02/02/2026	883,000	954,476
1.00%, 04/23/2026	1,470,000	1,479,249
2.45%, 11/03/2026(b)	1,282,000	1,375,160

		3,808,885

Industrial Conglomerates-0.78%
3M Co., 2.25%, 09/19/2026(b)	956,000	1,011,996
Honeywell International, Inc., 2.50%, 11/01/2026	2,205,000	2,353,013
Roper Technologies, Inc., 3.80%, 12/15/2026	1,029,000	1,153,410

		4,518,419

Insurance-2.32%
Allstate Corp. (The), 3.28%, 12/15/2026	811,000	897,210
American International Group, Inc., 3.90%, 04/01/2026	2,202,000	2,448,784
Arch Capital Finance LLC, 4.01%, 12/15/2026	736,000	835,414
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	2,205,000	2,426,310
CNA Financial Corp., 4.50%, 03/01/2026	732,000	829,809
Loews Corp., 3.75%, 04/01/2026	731,000	815,283
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	1,471,000	1,662,057
Marsh & McLennan Cos., Inc., 3.75%, 03/14/2026	884,000	981,578
Old Republic International Corp., 3.88%, 08/26/2026	804,000	899,950
Prudential Financial, Inc., 1.50%, 03/10/2026	743,000	757,583
Trinity Acquisition PLC, 4.40%, 03/15/2026.	800,000	902,531

		13,456,509

Interactive Media & Services-0.53%
Alphabet, Inc., 2.00%, 08/15/2026(b)	2,940,000	3,092,867

Internet & Direct Marketing Retail-0.90%
Amazon.com, Inc., 1.00%, 05/12/2026(b)	4,040,000	4,066,384
eBay, Inc., 1.40%, 05/10/2026	1,104,000	1,114,467

		5,180,851

IT Services-2.58%
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	732,000	804,664

	Principal Amount	Value
IT Services-(continued)
Fidelity National Information Services, Inc., 1.15%, 03/01/2026	$1,840,000	$1,832,005
Fiserv, Inc., 3.20%, 07/01/2026	2,937,000	3,194,071
Global Payments, Inc.
1.20%, 03/01/2026(b)	1,620,000	1,610,725
4.80%, 04/01/2026	1,099,000	1,256,920
International Business Machines Corp., 3.45%, 02/19/2026	2,000,000	2,209,743
Mastercard, Inc., 2.95%, 11/21/2026	1,102,000	1,203,544
PayPal Holdings, Inc., 2.65%, 10/01/2026(b)	1,839,000	1,977,995
Western Union Co. (The), 1.35%, 03/15/2026	880,000	874,151

		14,963,818

Leisure Products-0.19%
Hasbro, Inc., 3.55%, 11/19/2026	995,000	1,091,949

Life Sciences Tools & Services-0.33%
Thermo Fisher Scientific, Inc., 2.95%, 09/19/2026(b)	1,769,000	1,912,185

Machinery-1.85%
Caterpillar Financial Services Corp., 0.90%, 03/02/2026	1,100,000	1,106,426
CNH Industrial Capital LLC
1.88%, 01/15/2026	735,000	751,074
1.45%, 07/15/2026	880,000	880,409
Fortive Corp., 3.15%, 06/15/2026	1,325,000	1,440,435
Illinois Tool Works, Inc., 2.65%, 11/15/2026	1,505,000	1,618,573
John Deere Capital Corp.
0.70%, 01/15/2026	1,319,000	1,308,536
2.65%, 06/10/2026	735,000	792,651
1.05%, 06/17/2026	810,000	812,162
Wabtec Corp., 3.45%, 11/15/2026	1,101,000	1,183,601
Xylem, Inc., 3.25%, 11/01/2026	731,000	801,244

		10,695,111

Media-1.43%
Comcast Corp., 3.15%, 03/01/2026	3,239,000	3,517,949
Discovery Communications LLC, 4.90%, 03/11/2026(b)	1,031,000	1,176,154
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	2,054,000	2,271,163
ViacomCBS, Inc., 4.00%, 01/15/2026	1,176,000	1,305,572

		8,270,838

Multiline Retail-0.27%
Target Corp., 2.50%, 04/15/2026(b)	1,468,000	1,579,413

Multi-Utilities-0.58%
CenterPoint Energy, Inc., 1.45%, 06/01/2026	740,000	746,800
Dominion Energy, Inc., Series A, 1.45%, 04/15/2026	880,000	888,019
DTE Energy Co., 2.85%, 10/01/2026	882,000	943,958
San Diego Gas & Electric Co., 2.50%, 05/15/2026	734,000	778,127

		3,356,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-7.96%
Chevron Corp., 2.95%, 05/16/2026	$3,308,000	$3,588,005
ConocoPhillips, 4.95%, 03/15/2026(b)	1,843,000	2,137,705
Diamondback Energy, Inc., 3.25%, 12/01/2026	1,204,000	1,290,851
Enbridge, Inc. (Canada), 4.25%, 12/01/2026	1,102,000	1,239,388
Energy Transfer L.P.
4.75%, 01/15/2026	1,477,000	1,656,943
3.90%, 07/15/2026	811,000	890,985
Enterprise Products Operating LLC, 3.70%, 02/15/2026(b)	1,283,000	1,418,837
EOG Resources, Inc., 4.15%, 01/15/2026	1,105,000	1,239,656
Equinor ASA (Norway), 1.75%, 01/22/2026 .	1,107,000	1,140,183
Exxon Mobil Corp.
3.04%, 03/01/2026	3,680,000	3,992,610
2.28%, 08/16/2026	1,467,000	1,549,065
HollyFrontier Corp., 5.88%, 04/01/2026(b)	1,475,000	1,694,313
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	954,000	1,095,670
MPLX L.P., 1.75%, 03/01/2026	2,204,000	2,233,171
ONEOK, Inc., 5.85%, 01/15/2026	885,000	1,040,064
Ovintiv Exploration, Inc., 5.38%, 01/01/2026(b)	1,013,000	1,146,167
Phillips 66, 1.30%, 02/15/2026	736,000	736,108
Phillips 66 Partners L.P., 3.55%, 10/01/2026	742,000	804,859
Pioneer Natural Resources Co.
1.13%, 01/15/2026	1,100,000	1,090,325
4.45%, 01/15/2026(b)	736,000	826,360
Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/2026	1,107,000	1,244,729
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026	2,206,000	2,605,948
Shell International Finance B.V. (Netherlands)
2.88%, 05/10/2026	2,577,000	2,784,896
2.50%, 09/12/2026	1,471,000	1,567,293
Spectra Energy Partners L.P., 3.38%, 10/15/2026	883,000	957,688
TransCanada PipeLines Ltd. (Canada), 4.88%, 01/15/2026(b)	1,246,000	1,428,153
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	1,469,000	1,850,544
Valero Energy Corp., 3.40%, 09/15/2026	1,838,000	1,980,726
Valero Energy Partners L.P., 4.38%, 12/15/2026	731,000	825,090

		46,056,332

Personal Products-0.18%
Unilever Capital Corp. (United Kingdom), 2.00%, 07/28/2026(b)	1,003,000	1,049,423

Pharmaceuticals-3.10%
Astrazeneca Finance LLC (United Kingdom), 1.20%, 05/28/2026(b)	1,840,000	1,850,848
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026	1,761,000	1,731,637
Johnson & Johnson, 2.45%, 03/01/2026	3,128,000	3,338,063
Merck & Co., Inc., 0.75%, 02/24/2026(b)	1,469,000	1,464,005
Perrigo Finance Unlimited Co., 4.38%, 03/15/2026	1,000,000	1,090,391

	Principal Amount	Value
Pharmaceuticals-(continued)
Pfizer, Inc.
2.75%, 06/03/2026(b)	$1,834,000	$1,991,416
3.00%, 12/15/2026	2,576,000	2,840,698
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	3,302,000	3,662,460

		17,969,518

Professional Services-0.14%
Thomson Reuters Corp. (Canada), 3.35%, 05/15/2026	735,000	802,886

Road & Rail-0.67%
Canadian National Railway Co. (Canada), 2.75%, 03/01/2026	736,000	788,516
CSX Corp., 2.60%, 11/01/2026	1,027,000	1,095,328
Norfolk Southern Corp., 2.90%, 06/15/2026(b)	903,000	976,285
Union Pacific Corp., 2.75%, 03/01/2026	960,000	1,029,299

		3,889,428

Semiconductors & Semiconductor Equipment-0.94%
Analog Devices, Inc., 3.50%, 12/05/2026	1,327,000	1,469,816
Intel Corp., 2.60%, 05/19/2026(b)	1,508,000	1,622,722
NVIDIA Corp., 3.20%, 09/16/2026	1,474,000	1,622,059
Skyworks Solutions, Inc., 1.80%, 06/01/2026(b)	740,000	752,389

		5,466,986

Software-3.00%
Citrix Systems, Inc., 1.25%, 03/01/2026	1,100,000	1,088,312
Fortinet, Inc., 1.00%, 03/15/2026	730,000	725,929
Microsoft Corp., 2.40%, 08/08/2026	5,877,000	6,286,270
Oracle Corp.
1.65%, 03/25/2026	4,040,000	4,112,855
2.65%, 07/15/2026	4,408,000	4,670,705
VMware, Inc., 1.40%, 08/15/2026	500,000	499,694

		17,383,765

Specialty Retail-3.39%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	6,540,000	7,817,170
4.90%, 10/01/2026	2,600,000	3,008,955
Home Depot, Inc. (The)
3.00%, 04/01/2026	1,898,000	2,066,343
2.13%, 09/15/2026(b)	1,470,000	1,548,455
Lowe’s Cos., Inc., 2.50%, 04/15/2026	1,981,000	2,105,993
O’Reilly Automotive, Inc., 3.55%, 03/15/2026	734,000	811,850
Ross Stores, Inc., 0.88%, 04/15/2026	736,000	725,251
TJX Cos., Inc. (The), 2.25%, 09/15/2026	1,468,000	1,550,565

		19,634,582

Technology Hardware, Storage & Peripherals-3.53%
Apple, Inc.
0.70%, 02/08/2026(b)	3,673,000	3,656,508
3.25%, 02/23/2026	4,784,000	5,242,077
2.45%, 08/04/2026	3,312,000	3,532,876
2.05%, 09/11/2026(b)	2,937,000	3,080,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)
Hewlett Packard Enterprise Co., 1.75%, 04/01/2026(b)	$1,107,000	$1,128,488
Western Digital Corp., 4.75%, 02/15/2026(b)	3,382,000	3,781,346

		20,421,646

Textiles, Apparel & Luxury Goods-0.27%
NIKE, Inc., 2.38%, 11/01/2026(b)	1,468,000	1,565,025

Tobacco-1.15%
Altria Group, Inc., 2.63%, 09/16/2026	547,000	575,082
BAT Capital Corp. (United Kingdom), 3.22%, 09/06/2026	1,467,000	1,567,011
BAT International Finance PLC (United Kingdom), 1.67%, 03/25/2026	2,204,000	2,218,133
Philip Morris International, Inc.
2.75%, 02/25/2026	1,105,000	1,181,553
0.88%, 05/01/2026	1,107,000	1,094,709

		6,636,488

Trading Companies & Distributors-0.69%
Air Lease Corp.
2.88%, 01/15/2026	2,135,000	2,246,272
1.88%, 08/15/2026	1,760,000	1,766,820

		4,013,092

Wireless Telecommunication Services-0.49%
Rogers Communications, Inc. (Canada), 2.90%, 11/15/2026	731,000	782,006
T-Mobile USA, Inc.
2.25%, 02/15/2026	1,500,000	1,533,750
3.50%, 04/15/2031	500,000	532,245

		2,848,001

Total U.S. Dollar Denominated Bonds & Notes (Cost $557,084,287)		574,133,581

	Shares	Value
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $308,700)	308,700	$308,700

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.23% (Cost $557,392,987)		574,442,281

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.96%
Invesco Private Government Fund, 0.02%(c)(d)(e)	19,023,489	19,023,489
Invesco Private Prime Fund, 0.11%(c)(d)(e)	44,370,393	44,388,142

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,411,630)		63,411,631

TOTAL INVESTMENTS IN SECURITIES-110.19% (Cost $620,804,617)		637,853,912
OTHER ASSETS LESS LIABILITIES-(10.19)%		(58,968,795)

NET ASSETS-100.00%		$578,885,117

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$18,348,070	$(18,039,370)	$-	$-	$308,700	$523

Invesco Premier U.S. Government Money Portfolio, Institutional Class	550,632	1,830,394	(2,381,026)	-	-	-	9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,816,835	$63,088,738	$(45,882,084)	$-	$-	$19,023,489	$1,061	*

Invesco Private Prime Fund	605,612	108,350,876	(64,568,417)	1	70	44,388,142	14,441	*

Total	$2,973,079	$191,618,078	$(130,870,897)	$1	$70	$63,720,331	$16,034

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.07%
Aerospace & Defense-2.40%
Boeing Co. (The), 5.04%, 05/01/2027	$2,392,000	$2,759,709
General Dynamics Corp.
3.50%, 04/01/2027	898,000	1,003,669
2.63%, 11/15/2027	593,000	640,192
Howmet Aerospace, Inc., 5.90%, 02/01/2027	743,000	876,759
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	712,000	776,016
Northrop Grumman Corp., 3.20%, 02/01/2027(b)	894,000	978,160
Raytheon Technologies Corp., 3.13%, 05/04/2027(b)	1,318,000	1,438,357

		8,472,862

Air Freight & Logistics-0.37%
United Parcel Service, Inc., 3.05%, 11/15/2027(b)	1,193,000	1,324,796

Airlines-0.79%
Southwest Airlines Co., 5.13%, 06/15/2027 .	2,392,000	2,798,868

Auto Components-0.68%
BorgWarner, Inc., 2.65%, 07/01/2027(b)	1,312,000	1,395,960
Lear Corp., 3.80%, 09/15/2027(b)	896,000	998,558

		2,394,518

Automobiles-2.14%
American Honda Finance Corp., 2.35%, 01/08/2027	602,000	634,877
General Motors Co.
4.20%, 10/01/2027	863,000	967,224
6.80%, 10/01/2027	1,191,000	1,503,820
General Motors Financial Co., Inc.
4.35%, 01/17/2027	1,438,000	1,619,471
2.70%, 08/20/2027	1,079,000	1,127,375
Toyota Motor Credit Corp.
3.20%, 01/11/2027(b)	901,000	992,701
1.15%, 08/13/2027	717,000	713,273

		7,558,741

Banks-11.52%
Banco Santander S.A. (Spain), 4.25%, 04/11/2027	1,200,000	1,360,589
Bank of America Corp.
3.25%, 10/21/2027	2,920,000	3,188,568
Series L, 4.18%, 11/25/2027	2,385,000	2,682,261
Citigroup, Inc., 4.45%, 09/29/2027	4,599,000	5,268,522
Fifth Third Bancorp, 2.55%, 05/05/2027(b)	858,000	910,839
Fifth Third Bank N.A., 2.25%, 02/01/2027	700,000	735,567
JPMorgan Chase & Co.
8.00%, 04/29/2027	575,000	772,580
4.25%, 10/01/2027	1,718,000	1,972,323
3.63%, 12/01/2027	1,315,000	1,448,098
KeyCorp, 2.25%, 04/06/2027	959,000	1,000,357
Lloyds Banking Group PLC (United Kingdom), 3.75%, 01/11/2027	1,450,000	1,608,993
Manufacturers and Traders Trust Co., 3.40%, 08/17/2027	500,000	554,020

	Principal Amount	Value
Banks-(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 02/22/2027	$1,177,000	$1,315,888
3.29%, 07/25/2027	1,143,000	1,263,997
Mizuho Financial Group, Inc. (Japan)
3.66%, 02/28/2027	600,000	669,115
3.17%, 09/11/2027	1,300,000	1,415,220
PNC Bank N.A., 3.10%, 10/25/2027	1,150,000	1,266,746
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	895,000	984,813
Santander Holdings USA, Inc., 4.40%, 07/13/2027	1,243,000	1,404,525
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.45%, 01/11/2027	1,491,000	1,648,702
3.36%, 07/12/2027	2,088,000	2,313,525
3.35%, 10/18/2027	865,000	953,130
Truist Financial Corp., 1.13%, 08/03/2027	848,000	837,711
U.S. Bancorp, Series X, 3.15%, 04/27/2027 .	1,554,000	1,711,098
Wells Fargo & Co., 4.30%, 07/22/2027	2,984,000	3,422,783

		40,709,970

Beverages-1.99%
Coca-Cola Co. (The)
3.38%, 03/25/2027	1,181,000	1,318,357
2.90%, 05/25/2027	597,000	654,720
1.45%, 06/01/2027	1,762,000	1,798,044
Constellation Brands, Inc., 3.50%, 05/09/2027	577,000	637,993
PepsiCo, Inc.
2.63%, 03/19/2027(b)	577,000	622,070
3.00%, 10/15/2027	1,796,000	1,985,288

		7,016,472

Biotechnology-1.69%
Amgen, Inc.
2.20%, 02/21/2027	2,106,000	2,196,878
3.20%, 11/02/2027(b)	1,176,000	1,290,943
Gilead Sciences, Inc.
2.95%, 03/01/2027(b)	1,489,000	1,609,420
1.20%, 10/01/2027(b)	898,000	885,403

		5,982,644

Building Products-0.22%
Carlisle Cos., Inc., 3.75%, 12/01/2027	694,000	772,671

Capital Markets-5.30%
Bank of New York Mellon Corp. (The), 3.25%, 05/16/2027	883,000	974,690
BlackRock, Inc., 3.20%, 03/15/2027	838,000	926,886
Cboe Global Markets, Inc., 3.65%, 01/12/2027	779,000	870,281
Charles Schwab Corp. (The), 3.20%, 03/02/2027	775,000	851,533
Goldman Sachs Group, Inc. (The)
5.95%, 01/15/2027	964,000	1,174,922
3.85%, 01/26/2027	3,582,000	3,963,039
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	896,000	1,045,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2021

	Principal Amount	Value
Capital Markets-(continued)
Morgan Stanley
3.63%, 01/20/2027	$3,586,000	$3,988,184
3.95%, 04/23/2027	2,392,000	2,688,776
Owl Rock Capital Corp., 2.63%, 01/15/2027.	600,000	606,173
S&P Global, Inc., 2.95%, 01/22/2027	601,000	651,561
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	909,000	1,000,663

		18,742,497

Chemicals-1.57%
Air Products and Chemicals, Inc., 1.85%, 05/15/2027(b)	807,000	836,663
Ecolab, Inc., 3.25%, 12/01/2027	596,000	659,253
LYB International Finance II B.V., 3.50%, 03/02/2027	1,134,000	1,248,787
Mosaic Co. (The), 4.05%, 11/15/2027	802,000	909,181
Sherwin-Williams Co. (The), 3.45%, 06/01/2027(b)	1,721,000	1,903,127

		5,557,011

Commercial Services & Supplies-0.89%
Cintas Corp. No. 2, 3.70%, 04/01/2027	1,196,000	1,342,988
Republic Services, Inc., 3.38%, 11/15/2027 .	741,000	817,297
Waste Management, Inc., 3.15%, 11/15/2027	895,000	984,541

		3,144,826

Communications Equipment-0.19%
Nokia OYJ (Finland), 4.38%, 06/12/2027(b) .	598,000	664,360

Construction Materials-0.18%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027	569,000	632,194

Consumer Finance-2.38%
American Express Credit Corp., 3.30%, 05/03/2027	2,388,000	2,647,287
Capital One Financial Corp.
3.75%, 03/09/2027	1,610,000	1,801,531
3.65%, 05/11/2027	1,140,000	1,273,477
Discover Financial Services, 4.10%, 02/09/2027	1,194,000	1,343,579
Synchrony Financial, 3.95%, 12/01/2027	1,194,000	1,332,198

		8,398,072

Containers & Packaging-0.30%
International Paper Co., 3.00%, 02/15/2027	360,000	391,371
Packaging Corp. of America, 3.40%, 12/15/2027	599,000	659,646

		1,051,017

Diversified Financial Services-1.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.65%, 07/21/2027	1,200,000	1,279,437
4.63%, 10/15/2027(b)	650,000	726,380
GE Capital Funding LLC, 4.05%, 05/15/2027	1,290,000	1,461,359
ORIX Corp. (Japan), 3.70%, 07/18/2027(b)	570,000	639,892

		4,107,068

	Principal Amount	Value
Diversified Telecommunication Services-3.96%
AT&T, Inc.
4.25%, 03/01/2027	$1,783,000	$2,032,894
2.30%, 06/01/2027	2,988,000	3,114,735
Telefonica Emisiones S.A. (Spain), 4.10%, 03/08/2027(b)	1,800,000	2,033,156
TELUS Corp. (Canada)
2.80%, 02/16/2027	712,000	765,327
3.70%, 09/15/2027	563,000	635,230
Verizon Communications, Inc.
4.13%, 03/16/2027	3,887,000	4,444,459
3.00%, 03/22/2027(b)	893,000	966,398

		13,992,199

Electric Utilities-2.53%
American Electric Power Co., Inc., 3.20%, 11/13/2027	600,000	653,548
Duke Energy Corp., 3.15%, 08/15/2027	893,000	969,567
Duke Energy Florida LLC, 3.20%, 01/15/2027	775,000	850,347
Edison International, 5.75%, 06/15/2027(b) .	716,000	819,105
ITC Holdings Corp., 3.35%, 11/15/2027	600,000	658,416
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	1,785,000	1,978,652
NSTAR Electric Co., 3.20%, 05/15/2027	793,000	871,921
Pacific Gas and Electric Co., 2.10%, 08/01/2027	1,191,000	1,153,029
Virginia Electric & Power Co., Series A, 3.50%, 03/15/2027	900,000	999,424

		8,954,009

Electrical Equipment-0.43%
Eaton Corp., 3.10%, 09/15/2027	836,000	911,629
Emerson Electric Co., 1.80%, 10/15/2027(b)	597,000	614,554

		1,526,183

Electronic Equipment, Instruments & Components-0.28%
Keysight Technologies, Inc., 4.60%, 04/06/2027	838,000	977,551

Energy Equipment & Services-0.69%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	1,613,000	1,780,498
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	597,000	674,977

		2,455,475

Entertainment-0.55%
TWDC Enterprises 18 Corp., 2.95%, 06/15/2027(b)	1,144,000	1,253,940
Walt Disney Co. (The), 3.70%, 03/23/2027(b)	596,000	673,623

		1,927,563

Equity REITs-3.71%
American Tower Corp.
2.75%, 01/15/2027(b)	897,000	947,899
3.55%, 07/15/2027	896,000	984,291
Crown Castle International Corp.
4.00%, 03/01/2027(b)	597,000	671,124
3.65%, 09/01/2027	1,194,000	1,323,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2021

	Principal Amount	Value
Equity REITs-(continued)
Digital Realty Trust L.P., 3.70%, 08/15/2027	$1,192,000	$1,337,638
Healthcare Trust of America Holdings L.P., 3.75%, 07/01/2027	603,000	673,080
Mid-America Apartments L.P., 3.60%, 06/01/2027	713,000	794,499
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027	799,000	898,398
Public Storage, 3.09%, 09/15/2027	599,000	660,431
Realty Income Corp., 3.00%, 01/15/2027	715,000	774,839
Regency Centers L.P., 3.60%, 02/01/2027	624,000	691,963
Simon Property Group L.P.
3.38%, 06/15/2027	823,000	905,511
3.38%, 12/01/2027	894,000	985,194
VEREIT Operating Partnership L.P., 3.95%, 08/15/2027	715,000	809,100
Welltower, Inc., 2.70%, 02/15/2027	602,000	639,316

		13,097,219

Food & Staples Retailing-1.49%
Costco Wholesale Corp.
3.00%, 05/18/2027	1,195,000	1,315,200
1.38%, 06/20/2027	1,494,000	1,511,707
Kroger Co. (The), 3.70%, 08/01/2027(b)	713,000	802,137
Sysco Corp., 3.25%, 07/15/2027(b)	858,000	934,468
Walmart, Inc., 5.88%, 04/05/2027	555,000	695,220

		5,258,732

Food Products-2.52%
Bunge Ltd. Finance Corp., 3.75%, 09/25/2027	714,000	793,936
Conagra Brands, Inc., 1.38%, 11/01/2027(b)	1,191,000	1,169,052
General Mills, Inc., 3.20%, 02/10/2027(b)	883,000	963,965
JM Smucker Co. (The), 3.38%, 12/15/2027(b)	589,000	649,726
Kellogg Co., 3.40%, 11/15/2027	684,000	754,390
Kraft Heinz Foods Co. (The), 3.88%, 05/15/2027	1,610,000	1,775,934
McCormick & Co., Inc., 3.40%, 08/15/2027 .	893,000	992,486
Tyson Foods, Inc., 3.55%, 06/02/2027	1,611,000	1,796,773

		8,896,262

Gas Utilities-0.18%
Atmos Energy Corp., 3.00%, 06/15/2027	601,000	653,369

Health Care Equipment & Supplies-0.65%
Becton, Dickinson and Co., 3.70%, 06/06/2027	2,065,000	2,305,078

Health Care Providers & Services-5.21%
AmerisourceBergen Corp., 3.45%, 12/15/2027	893,000	982,559
Anthem, Inc., 3.65%, 12/01/2027	1,876,000	2,101,650
Cardinal Health, Inc., 3.41%, 06/15/2027(b) .	1,460,000	1,603,926
Cigna Corp.
3.40%, 03/01/2027	1,585,000	1,747,416
3.05%, 10/15/2027	628,000	678,513
CVS Health Corp.
3.63%, 04/01/2027	898,000	997,490
1.30%, 08/21/2027	2,685,000	2,664,137

	Principal Amount	Value
Health Care Providers & Services-(continued)
HCA, Inc., 4.50%, 02/15/2027	$1,432,000	$1,624,136
Humana, Inc., 3.95%, 03/15/2027	714,000	802,876
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	657,000	721,820
Laboratory Corp. of America Holdings, 3.60%, 09/01/2027	714,000	792,801
SSM Health Care Corp., Series A, 3.82%, 06/01/2027(b)	562,000	635,261
UnitedHealth Group, Inc.
3.45%, 01/15/2027	892,000	991,407
3.38%, 04/15/2027	745,000	828,033
2.95%, 10/15/2027	1,134,000	1,242,232

		18,414,257

Hotels, Restaurants & Leisure-1.34%
Darden Restaurants, Inc., 3.85%, 05/01/2027(b)	597,000	663,336
Expedia Group, Inc., 4.63%, 08/01/2027	890,000	1,007,316
McDonald’s Corp.
3.50%, 03/01/2027	1,020,000	1,128,967
3.50%, 07/01/2027	1,176,000	1,306,525
Starbucks Corp., 2.00%, 03/12/2027	597,000	617,362

		4,723,506

Household Durables-0.89%
D.R. Horton, Inc., 1.40%, 10/15/2027(b)	567,000	561,321
Leggett & Platt, Inc., 3.50%, 11/15/2027	590,000	640,859
Lennar Corp., 4.75%, 11/29/2027(b)	1,055,000	1,229,149
PulteGroup, Inc., 5.00%, 01/15/2027(b)	598,000	696,770

		3,128,099

Household Products-0.65%
Kimberly-Clark Corp., 1.05%, 09/15/2027(b) .	717,000	711,697
Procter & Gamble Co. (The)
2.80%, 03/25/2027(b)	596,000	648,786
2.85%, 08/11/2027(b)	857,000	938,259

		2,298,742

Industrial Conglomerates-0.92%
3M Co., 2.88%, 10/15/2027	1,014,000	1,108,790
General Electric Co., 3.45%, 05/01/2027(b)	1,191,000	1,314,575
Roper Technologies, Inc., 1.40%, 09/15/2027	838,000	835,681

		3,259,046

Insurance-1.43%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(b)	596,000	681,422
Aon Corp., 8.21%, 01/01/2027	600,000	782,979
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	1,528,000	1,677,582
CNA Financial Corp., 3.45%, 08/15/2027	577,000	638,733
Manulife Financial Corp. (Canada), 2.48%, 05/19/2027	597,000	631,318
Progressive Corp. (The), 2.45%, 01/15/2027	593,000	634,586

		5,046,620

Interactive Media & Services-0.33%
Alphabet, Inc., 0.80%, 08/15/2027(b)	1,191,000	1,165,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2021

	Principal Amount	Value
Internet & Direct Marketing Retail-2.28%
Amazon.com, Inc.
1.20%, 06/03/2027	$1,524,000	$1,531,156
3.15%, 08/22/2027	4,183,000	4,632,161
eBay, Inc., 3.60%, 06/05/2027	1,020,000	1,140,034
QVC, Inc., 4.75%, 02/15/2027	687,000	737,034

		8,040,385

IT Services-2.31%
Fiserv, Inc., 2.25%, 06/01/2027	1,191,000	1,238,960
International Business Machines Corp.
3.30%, 01/27/2027	600,000	662,690
1.70%, 05/15/2027	1,530,000	1,560,832
Mastercard, Inc., 3.30%, 03/26/2027	1,191,000	1,322,823
Visa, Inc.
1.90%, 04/15/2027	1,794,000	1,865,852
0.75%, 08/15/2027(b)	546,000	537,319
2.75%, 09/15/2027(b)	898,000	977,440

		8,165,916

Leisure Products-0.19%
Hasbro, Inc., 3.50%, 09/15/2027	596,000	655,283

Life Sciences Tools & Services-0.28%
Thermo Fisher Scientific, Inc., 3.20%, 08/15/2027	894,000	982,732

Machinery-1.23%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	898,000	893,557
CNH Industrial N.V. (United Kingdom), 3.85%, 11/15/2027(b)	598,000	667,532
John Deere Capital Corp.
1.75%, 03/09/2027	600,000	618,379
2.80%, 09/08/2027	592,000	642,619
Otis Worldwide Corp., 2.29%, 04/05/2027(b)	597,000	625,220
Parker-Hannifin Corp., 3.25%, 03/01/2027 .	836,000	910,905

		4,358,212

Media-1.51%
Comcast Corp.
2.35%, 01/15/2027	1,668,000	1,760,612
3.30%, 02/01/2027	1,493,000	1,640,407
3.30%, 04/01/2027	959,000	1,056,110
ViacomCBS, Inc., 2.90%, 01/15/2027(b)	826,000	882,238

		5,339,367

Multiline Retail-0.23%
Dollar General Corp., 3.88%, 04/15/2027(b) .	713,000	802,439

Multi-Utilities-0.97%
DTE Energy Co., 3.80%, 03/15/2027	504,000	559,365
NiSource, Inc., 3.49%, 05/15/2027	1,194,000	1,318,318
Sempra Energy, 3.25%, 06/15/2027(b)	893,000	971,025
WEC Energy Group, Inc., 1.38%, 10/15/2027	597,000	590,744

		3,439,452

Oil, Gas & Consumable Fuels-8.03%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	596,000	661,540
BP Capital Markets PLC (United Kingdom), 3.28%, 09/19/2027	1,795,000	1,982,278

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	$1,498,000	$1,652,386
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	1,141,000	1,266,903
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	1,795,000	2,089,289
Chevron Corp., 2.00%, 05/11/2027	1,196,000	1,241,694
Chevron USA, Inc., 1.02%, 08/12/2027	958,000	945,391
Cimarex Energy Co., 3.90%, 05/15/2027	826,000	912,906
Concho Resources, Inc., 3.75%, 10/01/2027(b)	864,000	957,635
Enable Midstream Partners L.P., 4.40%, 03/15/2027	836,000	930,663
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	841,000	932,986
Energy Transfer L.P.
4.20%, 04/15/2027	715,000	795,758
4.00%, 10/01/2027	900,000	1,001,080
Enterprise Products Operating LLC, 3.95%, 02/15/2027(b)	684,000	766,461
Equinor ASA (Norway), 3.00%, 04/06/2027 .	596,000	647,316
Exxon Mobil Corp., 3.29%, 03/19/2027(b)	1,191,000	1,316,517
Hess Corp., 4.30%, 04/01/2027(b)	1,196,000	1,330,068
Marathon Oil Corp., 4.40%, 07/15/2027(b)	1,199,000	1,356,301
MPLX L.P., 4.13%, 03/01/2027	1,477,000	1,658,939
ONEOK, Inc., 4.00%, 07/13/2027	604,000	671,183
Sabine Pass Liquefaction LLC, 5.00%, 03/15/2027	1,787,000	2,065,213
TC PipeLines L.P., 3.90%, 05/25/2027	504,000	561,271
Valero Energy Corp., 2.15%, 09/15/2027(b) .	717,000	730,024
Williams Cos., Inc. (The), 3.75%, 06/15/2027	1,708,000	1,899,212

		28,373,014

Personal Products-0.54%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	566,000	624,639
Unilever Capital Corp. (United Kingdom), 2.90%, 05/05/2027	1,175,000	1,275,431

		1,900,070

Pharmaceuticals-2.98%
AstraZeneca PLC (United Kingdom), 3.13%, 06/12/2027	894,000	977,528
Bristol-Myers Squibb Co.
3.25%, 02/27/2027	895,000	991,898
1.13%, 11/13/2027(b)	1,191,000	1,182,654
Eli Lilly and Co., 3.10%, 05/15/2027	463,000	506,412
Johnson & Johnson
2.95%, 03/03/2027(b)	1,194,000	1,310,940
0.95%, 09/01/2027(b)	1,797,000	1,781,093
Novartis Capital Corp. (Switzerland)
2.00%, 02/14/2027	1,489,000	1,552,001
3.10%, 05/17/2027	1,194,000	1,310,226
Zoetis, Inc., 3.00%, 09/12/2027	848,000	921,992

		10,534,744

Road & Rail-0.85%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/2027	572,000	636,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2021

	Principal Amount	Value
Road & Rail-(continued)
CSX Corp., 3.25%, 06/01/2027	$1,012,000	$1,107,718
Union Pacific Corp.
2.15%, 02/05/2027	597,000	623,570
3.00%, 04/15/2027	595,000	646,128

		3,013,428

Semiconductors & Semiconductor Equipment-4.20%
Applied Materials, Inc., 3.30%, 04/01/2027 .	1,438,000	1,591,301
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	4,904,000	5,415,222
Intel Corp.
3.75%, 03/25/2027	1,195,000	1,354,399
3.15%, 05/11/2027(b)	1,190,000	1,310,809
Maxim Integrated Products, Inc., 3.45%, 06/15/2027	591,000	656,519
Micron Technology, Inc., 4.19%, 02/15/2027	1,080,000	1,221,464
QUALCOMM, Inc., 3.25%, 05/20/2027	2,391,000	2,642,234
Texas Instruments, Inc., 2.90%, 11/03/2027(b)	599,000	656,436

		14,848,384

Software-4.94%
Adobe, Inc., 2.15%, 02/01/2027	1,020,000	1,073,161
Autodesk, Inc., 3.50%, 06/15/2027(b)	594,000	658,761
Citrix Systems, Inc., 4.50%, 12/01/2027	860,000	981,392
Intuit, Inc., 1.35%, 07/15/2027	577,000	583,155
Microsoft Corp., 3.30%, 02/06/2027	4,775,000	5,325,930
Oracle Corp.
2.80%, 04/01/2027	2,685,000	2,866,462
3.25%, 11/15/2027	3,290,000	3,590,680
VMware, Inc.
4.65%, 05/15/2027	596,000	689,590
3.90%, 08/21/2027	1,489,000	1,670,095

		17,439,226

Specialty Retail-1.69%
AutoZone, Inc., 3.75%, 06/01/2027(b)	664,000	746,975
Home Depot, Inc. (The)
2.50%, 04/15/2027	898,000	959,489
2.80%, 09/14/2027	1,194,000	1,300,448
Lowe’s Cos., Inc., 3.10%, 05/03/2027	1,788,000	1,954,927
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	892,000	1,003,093

		5,964,932

Technology Hardware, Storage & Peripherals-3.42%
Apple, Inc.
3.35%, 02/09/2027	2,685,000	2,985,349
3.20%, 05/11/2027	2,393,000	2,648,788
3.00%, 06/20/2027	1,097,000	1,210,497
2.90%, 09/12/2027	2,393,000	2,614,689
3.00%, 11/13/2027	1,767,000	1,942,488
NetApp, Inc., 2.38%, 06/22/2027	656,000	687,813

		12,089,624

	Principal Amount	Value
Textiles, Apparel & Luxury Goods-0.78%
NIKE, Inc., 2.75%, 03/27/2027	$1,191,000	$1,289,711
Tapestry, Inc., 4.13%, 07/15/2027	715,000	783,458
VF Corp., 2.80%, 04/23/2027	625,000	670,733

		2,743,902

Tobacco-0.52%
BAT Capital Corp. (United Kingdom), 4.70%, 04/02/2027	1,055,000	1,199,414
Philip Morris International, Inc., 3.13%, 08/17/2027	598,000	654,343

		1,853,757

Trading Companies & Distributors-0.37%
Air Lease Corp.
3.63%, 04/01/2027	595,000	643,648
3.63%, 12/01/2027	598,000	648,536

		1,292,184

Water Utilities-0.22%
American Water Capital Corp., 2.95%, 09/01/2027(b)	701,000	761,031

Total U.S. Dollar Denominated Bonds & Notes (Cost $337,200,775)		350,005,959

	Shares
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $431,975)	431,975	431,975

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.19% (Cost $337,632,750)		350,437,934

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.39%
Invesco Private Government Fund, 0.02%(c)(d)(e)	13,135,420	13,135,420
Invesco Private Prime Fund, 0.11%(c)(d)(e)	30,637,057	30,649,312

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,784,732)		43,784,732

TOTAL INVESTMENTS IN SECURITIES-111.58% (Cost $381,417,482)		394,222,666
OTHER ASSETS LESS LIABILITIES-(11.58)%		(40,924,707)

NET ASSETS-100.00%		$353,297,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$14,413,512	$(13,981,537)	$-	$-	$431,975	$255

Invesco Premier U.S. Government Money Portfolio, Institutional Class	423,814	481,845	(905,659)	-	-	-	5

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	318,646	53,853,463	(41,036,689)	-	-	13,135,420	862	*

Invesco Private Prime Fund	106,232	82,515,345	(51,972,451)	-	186	30,649,312	11,291	*

Total	$848,692	$151,264,165	$(107,896,336)	$-	$186	$44,216,707	$12,413

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.75%
Aerospace & Defense-4.73%
Boeing Co. (The), 3.25%, 02/01/2028	$1,165,000	$1,250,772
General Dynamics Corp., 3.75%, 05/15/2028	1,106,000	1,261,099
L3Harris Technologies, Inc., 4.40%, 06/15/2028	960,000	1,109,784
Northrop Grumman Corp., 3.25%, 01/15/2028	2,208,000	2,415,082
Raytheon Technologies Corp., 4.13%, 11/16/2028	3,308,000	3,809,605
Teledyne Technologies, Inc., 2.25%, 04/01/2028	821,000	842,416

		10,688,758

Air Freight & Logistics-0.62%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028(b)	735,000	843,008
FedEx Corp., 3.40%, 02/15/2028	509,000	566,707

		1,409,715

Airlines-0.90%
Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/2028	1,165,856	1,170,236
Delta Air Lines, Inc., 4.38%, 04/19/2028	807,000	854,675

		2,024,911

Automobiles-2.58%
American Honda Finance Corp.
3.50%, 02/15/2028	599,000	666,999
2.00%, 03/24/2028(b)	840,000	865,261
General Motors Co., 5.00%, 10/01/2028	951,000	1,113,780
General Motors Financial Co., Inc., 2.40%, 04/10/2028	1,107,000	1,129,243
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028	505,000	574,422
Toyota Motor Credit Corp.
3.05%, 01/11/2028(b)	602,000	661,790
1.90%, 04/06/2028	804,000	825,390

		5,836,885

Banks-9.12%
Banco Santander S.A. (Spain), 4.38%, 04/12/2028(b)	1,400,000	1,607,775
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	2,190,000	2,484,398
Citigroup, Inc., 4.13%, 07/25/2028	2,364,000	2,676,128
Fifth Third Bancorp, 3.95%, 03/14/2028(b)	739,000	852,517
KeyCorp, 4.10%, 04/30/2028	805,000	929,707
Lloyds Banking Group PLC (United Kingdom), 4.38%, 03/22/2028	1,645,000	1,894,982
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 03/02/2028(b)	1,386,000	1,578,264
4.05%, 09/11/2028	1,099,000	1,265,652
Mizuho Financial Group, Inc. (Japan), 4.02%, 03/05/2028	1,445,000	1,662,202

	Principal Amount	Value
Banks-(continued)
PNC Bank N.A.
3.25%, 01/22/2028	$750,000	$832,875
4.05%, 07/26/2028	1,370,000	1,588,398
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.54%, 01/17/2028(b)	806,000	899,378
3.94%, 07/19/2028(b)	802,000	917,668
SVB Financial Group, 2.10%, 05/15/2028	300,000	306,796
U.S. Bancorp, 3.90%, 04/26/2028	960,000	1,109,567

		20,606,307

Beverages-3.08%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.00%, 04/13/2028	2,712,000	3,089,542
Coca-Cola Co. (The)
1.50%, 03/05/2028(b)	904,000	911,210
1.00%, 03/15/2028(b)	1,382,000	1,349,619
Constellation Brands, Inc., 3.60%, 02/15/2028	820,000	910,184
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028	600,000	687,751

		6,948,306

Building Products-0.29%
Masco Corp., 1.50%, 02/15/2028	666,000	657,465

Capital Markets-3.35%
Ares Capital Corp., 2.88%, 06/15/2028	900,000	917,920
Bank of New York Mellon Corp. (The)
3.40%, 01/29/2028	805,000	899,584
3.85%, 04/28/2028(b)	1,041,000	1,202,576
3.00%, 10/30/2028	503,000	554,661
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	1,047,000	1,178,402
Charles Schwab Corp. (The), 3.20%, 01/25/2028	1,123,000	1,239,227
CME Group, Inc., 3.75%, 06/15/2028	809,000	927,295
Northern Trust Corp., 3.65%, 08/03/2028	576,000	656,366

		7,576,031

Chemicals-0.44%
PPG Industries, Inc., 3.75%, 03/15/2028	881,000	1,002,594

Commercial Services & Supplies-0.66%
Republic Services, Inc., 3.95%, 05/15/2028 .	878,000	1,000,094
Waste Management, Inc., 1.15%, 03/15/2028	504,000	491,512

		1,491,606

Communications Equipment-0.42%
Motorola Solutions, Inc., 4.60%, 02/23/2028	823,000	957,778

Construction & Engineering-0.45%
Fluor Corp., 4.25%, 09/15/2028	964,000	1,012,913

Consumer Finance-1.31%
Capital One Financial Corp., 3.80%, 01/31/2028	1,547,000	1,739,194
Discover Bank, 4.65%, 09/13/2028	1,040,000	1,220,864

		2,960,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2021

	Principal Amount	Value
Containers & Packaging-0.33%
WRKCo, Inc., 4.00%, 03/15/2028(b)	$649,000	$735,206

Diversified Consumer Services-0.25%
Block Financial LLC, 2.50%, 07/15/2028	550,000	562,151

Diversified Financial Services-0.95%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.88%, 01/23/2028	571,000	612,835
Berkshire Hathaway Energy Co., 3.25%, 04/15/2028	665,000	732,199
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	725,000	801,869

		2,146,903

Diversified Telecommunication Services-2.57%
AT&T, Inc., 1.65%, 02/01/2028	2,405,000	2,405,734
Verizon Communications, Inc., 2.10%, 03/22/2028	3,311,000	3,397,600

		5,803,334

Electric Utilities-3.79%
Commonwealth Edison Co., 3.70%, 08/15/2028	580,000	662,909
Duke Energy Florida LLC, 3.80%, 07/15/2028(b)	665,000	755,049
Duke Energy Progress LLC, 3.70%, 09/01/2028	599,000	679,921
Edison International, 4.13%, 03/15/2028	653,000	699,564
Entergy Corp., 1.90%, 06/15/2028	748,000	749,394
Pacific Gas and Electric Co.
3.00%, 06/15/2028	1,210,000	1,209,883
3.75%, 07/01/2028	1,399,000	1,463,467
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	621,000	708,994
Virginia Electric & Power Co., Series A, 3.80%, 04/01/2028	725,000	820,072
Xcel Energy, Inc., 4.00%, 06/15/2028	717,000	818,596

		8,567,849

Electronic Equipment, Instruments & Components-0.84%
Arrow Electronics, Inc., 3.88%, 01/12/2028(b)	507,000	558,603
Jabil, Inc., 3.95%, 01/12/2028	508,000	564,549
Trimble, Inc., 4.90%, 06/15/2028	660,000	770,757

		1,893,909

Energy Equipment & Services-0.36%
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028(b)	819,000	804,479

Entertainment-0.51%
Walt Disney Co. (The), 2.20%, 01/13/2028 .	1,101,000	1,147,945

Equity REITs-5.63%
American Homes 4 Rent L.P., 4.25%, 02/15/2028	508,000	582,313
American Tower Corp.
3.60%, 01/15/2028	724,000	797,787
1.50%, 01/31/2028	741,000	726,264
Crown Castle International Corp., 3.80%, 02/15/2028	1,104,000	1,229,335

	Principal Amount	Value
Equity REITs-(continued)
Digital Realty Trust L.P., 4.45%, 07/15/2028	$748,000	$871,350
Equinix, Inc., 1.55%, 03/15/2028	741,000	733,595
ERP Operating L.P., 3.50%, 03/01/2028	508,000	566,148
GLP Capital L.P./GLP Financing II, Inc., 5.75%, 06/01/2028	503,000	599,694
Omega Healthcare Investors, Inc., 4.75%, 01/15/2028	888,000	1,010,329
Public Storage, 1.85%, 05/01/2028(b)	700,000	716,292
Realty Income Corp., 3.65%, 01/15/2028	880,000	990,262
Simon Property Group L.P., 1.75%, 02/01/2028	885,000	888,752
Ventas Realty L.P., 4.00%, 03/01/2028	745,000	837,782
VEREIT Operating Partnership L.P.
3.40%, 01/15/2028	667,000	729,243
2.20%, 06/15/2028	504,000	516,486
Welltower, Inc., 4.25%, 04/15/2028	799,000	918,760

		12,714,392

Food & Staples Retailing-1.76%
CVS Pass-Through Trust, 6.04%, 12/10/2028	453,832	532,185
Walmart, Inc., 3.70%, 06/26/2028	3,012,000	3,442,273

		3,974,458

Food Products-2.62%
Campbell Soup Co., 4.15%, 03/15/2028	1,099,000	1,253,299
General Mills, Inc., 4.20%, 04/17/2028	1,550,000	1,787,309
Hormel Foods Corp., 1.70%, 06/03/2028(b)	500,000	508,767
Kellogg Co., 4.30%, 05/15/2028	959,000	1,112,993
Mondelez International, Inc., 4.13%, 05/07/2028(b)	1,083,000	1,261,344

		5,923,712

Health Care Equipment & Supplies-1.59%
Abbott Laboratories, 1.15%, 01/30/2028	741,000	731,242
Boston Scientific Corp., 4.00%, 03/01/2028.	581,000	664,388
Edwards Lifesciences Corp., 4.30%, 06/15/2028	964,000	1,118,942
Stryker Corp., 3.65%, 03/07/2028(b)	962,000	1,083,538

		3,598,110

Health Care Providers & Services-8.84%
Anthem, Inc., 4.10%, 03/01/2028	1,409,000	1,612,544
Centene Corp., 2.45%, 07/15/2028	2,030,000	2,062,617
Cigna Corp., 4.38%, 10/15/2028	4,192,000	4,896,515
CVS Health Corp., 4.30%, 03/25/2028	7,805,000	8,996,578
HCA, Inc., 5.63%, 09/01/2028	173,000	206,525
McKesson Corp., 3.95%, 02/16/2028	666,000	756,232
UnitedHealth Group, Inc., 3.85%, 06/15/2028	1,248,000	1,431,006

		19,962,017

Hotels, Restaurants & Leisure-2.15%
Booking Holdings, Inc., 3.55%, 03/15/2028 .	598,000	668,093
Expedia Group, Inc., 3.80%, 02/15/2028	1,105,000	1,196,696
McDonald’s Corp., 3.80%, 04/01/2028	1,185,000	1,341,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2021

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Starbucks Corp.
3.50%, 03/01/2028	$659,000	$733,486
4.00%, 11/15/2028	804,000	928,718

		4,868,806

Household Products-0.40%
Clorox Co. (The), 3.90%, 05/15/2028	803,000	914,273

Independent Power and Renewable Electricity Producers-0.30%
DTE Electric Co., Series A, 1.90%, 04/01/2028	670,000	686,930

Industrial Conglomerates-0.78%
3M Co., 3.63%, 09/14/2028	662,000	752,674
Roper Technologies, Inc., 4.20%, 09/15/2028	884,000	1,020,206

		1,772,880

Insurance-1.22%
American International Group, Inc., 4.20%, 04/01/2028	804,000	925,284
Lincoln National Corp., 3.80%, 03/01/2028 .	598,000	672,594
Prudential Financial, Inc., 3.88%, 03/27/2028	323,000	370,940
Willis North America, Inc., 4.50%, 09/15/2028	670,000	778,927

		2,747,745

Internet & Direct Marketing Retail-1.09%
Amazon.com, Inc., 1.65%, 05/12/2028	1,608,000	1,637,426
QVC, Inc., 4.38%, 09/01/2028	804,000	824,924

		2,462,350

IT Services-1.11%
Automatic Data Processing, Inc., 1.70%, 05/15/2028	1,000,000	1,018,518
Fidelity National Information Services, Inc., 1.65%, 03/01/2028(b)	804,000	804,690
Mastercard, Inc., 3.50%, 02/26/2028	598,000	675,903

		2,499,111

Machinery-1.47%
John Deere Capital Corp., 1.50%, 03/06/2028(b)	503,000	506,638
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/2028(b)	587,000	661,715
Wabtec Corp., 4.95%, 09/15/2028	1,409,000	1,644,594
Xylem, Inc., 1.95%, 01/30/2028	506,000	514,707

		3,327,654

Marine-0.25%
Kirby Corp., 4.20%, 03/01/2028	505,000	565,343

Media-4.58%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
3.75%, 02/15/2028	1,600,000	1,771,707
4.20%, 03/15/2028	1,409,000	1,596,699
Comcast Corp.
3.15%, 02/15/2028	1,849,000	2,034,488
3.55%, 05/01/2028	1,104,000	1,236,383

	Principal Amount	Value
Media-(continued)
Discovery Communications LLC, 3.95%, 03/20/2028	$2,725,000	$3,046,854
ViacomCBS, Inc., 3.38%, 02/15/2028(b)	598,000	658,120

		10,344,251

Metals & Mining-0.25%
Nucor Corp., 3.95%, 05/01/2028	503,000	574,397

Multiline Retail-0.97%
Dollar General Corp., 4.13%, 05/01/2028	507,000	584,582
Dollar Tree, Inc., 4.20%, 05/15/2028	1,402,000	1,597,294

		2,181,876

Multi-Utilities-0.53%
Sempra Energy, 3.40%, 02/01/2028	1,096,000	1,199,310

Oil, Gas & Consumable Fuels-8.54%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	879,000	992,447
Chevron USA, Inc., 3.85%, 01/15/2028	658,000	748,045
Concho Resources, Inc., 4.30%, 08/15/2028	971,000	1,107,927
Continental Resources, Inc., 4.38%, 01/15/2028(b)	1,105,000	1,241,921
Enable Midstream Partners L.P., 4.95%, 05/15/2028	887,000	1,010,144
Energy Transfer L.P., 4.95%, 06/15/2028	1,601,000	1,856,200
Equinor ASA (Norway), 3.63%, 09/10/2028(b)	1,106,000	1,249,717
Kinder Morgan, Inc., 4.30%, 03/01/2028	1,410,000	1,612,189
MPLX L.P., 4.00%, 03/15/2028	1,405,000	1,570,641
ONEOK, Inc., 4.55%, 07/15/2028	878,000	1,002,443
Phillips 66, 3.90%, 03/15/2028	878,000	987,282
Phillips 66 Partners L.P., 3.75%, 03/01/2028	602,000	658,576
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	1,470,000	1,652,645
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	1,548,000	1,779,452
Valero Energy Corp., 4.35%, 06/01/2028	807,000	910,918
Valero Energy Partners L.P., 4.50%, 03/15/2028	808,000	915,629

		19,296,176

Personal Products-0.72%
Unilever Capital Corp. (United Kingdom), 3.50%, 03/22/2028(b)	1,440,000	1,620,129

Pharmaceuticals-6.14%
Bristol-Myers Squibb Co., 3.90%, 02/20/2028	1,624,000	1,863,159
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.88%, 05/15/2028	1,909,000	2,197,152
Johnson & Johnson, 2.90%, 01/15/2028(b) .	2,410,000	2,633,774
Pfizer, Inc., 3.60%, 09/15/2028	1,108,000	1,266,124
Pharmacia LLC, 6.60%, 12/01/2028	1,085,000	1,466,731
Sanofi (France), 3.63%, 06/19/2028(b)	1,099,000	1,257,404
Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	1,880,000	2,269,497
Zoetis, Inc., 3.90%, 08/20/2028	798,000	909,908

		13,863,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

146

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2021

	Principal Amount	Value
Road & Rail-1.42%
Canadian Pacific Railway Co. (Canada), 4.00%, 06/01/2028	$808,000	$922,201
CSX Corp., 3.80%, 03/01/2028	878,000	992,082
Union Pacific Corp., 3.95%, 09/10/2028	1,132,000	1,294,281

		3,208,564

Semiconductors & Semiconductor Equipment-0.67%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/2028	1,385,000	1,507,960

Software-2.51%
Oracle Corp., 2.30%, 03/25/2028	2,230,000	2,303,398
salesforce.com, inc.
3.70%, 04/11/2028	1,609,000	1,831,797
1.50%, 07/15/2028(b)	1,520,000	1,526,881

		5,662,076

Specialty Retail-1.18%
Home Depot, Inc. (The), 0.90%, 03/15/2028	503,000	489,407
Lowe’s Cos., Inc., 1.30%, 04/15/2028	1,107,000	1,087,992
O’Reilly Automotive, Inc., 4.35%, 06/01/2028	509,000	592,337
TJX Cos., Inc. (The), 1.15%, 05/15/2028	504,000	492,610

		2,662,346

Technology Hardware, Storage & Peripherals-1.19%
Apple, Inc., 1.20%, 02/08/2028	2,714,000	2,687,513

Tobacco-1.24%
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	1,906,000	1,916,969
Philip Morris International, Inc., 3.13%, 03/02/2028	808,000	875,593

		2,792,562

Water Utilities-0.35%
American Water Capital Corp., 3.75%, 09/01/2028	702,000	798,157

	Principal Amount	Value
Wireless Telecommunication Services-1.70%
Vodafone Group PLC (United Kingdom), 4.38%, 05/30/2028	$3,306,000	$3,850,194

Total U.S. Dollar Denominated Bonds & Notes (Cost $219,321,063)		223,102,144

	Shares
Money Market Funds-0.29%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $656,302)	656,302	656,302

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.04% (Cost $219,977,365)		223,758,446

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.53%
Invesco Private Government Fund, 0.02%(c)(d)(e)	5,783,388	5,783,388
Invesco Private Prime Fund, 0.11%(c)(d)(e)	13,489,177	13,494,573

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,277,961)		19,277,961

TOTAL INVESTMENTS IN SECURITIES-107.57% (Cost $239,255,326)		243,036,407
OTHER ASSETS LESS LIABILITIES-(7.57)%		(17,111,110)

NET ASSETS-100.00%		$225,925,297

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$8,103,760	$(7,447,458)	$-	$-	$656,302	$147

Invesco Premier U.S. Government Money Portfolio, Institutional Class	335,319	1,156,078	(1,491,397)	-	-	-	4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

147

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$894,764	$31,813,575	$(26,924,951)	$-	$-	$5,783,388	$476	*

Invesco Private Prime Fund	298,263	53,578,781	(40,382,531)	-	60	13,494,573	6,325	*

Total	$1,528,346	$94,652,194	$(76,246,337)	$-	$60	$19,934,263	$6,952

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

148

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

August 31, 2021

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.31%
Aerospace & Defense-0.97%
Boeing Co. (The), 3.20%, 03/01/2029	$597,000	$628,954
Raytheon Technologies Corp., 7.50%, 09/15/2029	324,000	454,756

		1,083,710

Air Freight & Logistics-0.45%
United Parcel Service, Inc., 3.40%, 03/15/2029	447,000	503,029

Airlines-0.32%
Delta Air Lines, Inc., 3.75%, 10/28/2029(b)	357,000	362,717

Automobiles-0.86%
General Motors Financial Co., Inc., 5.65%, 01/17/2029	299,000	364,240
Toyota Motor Corp. (Japan), 2.76%, 07/02/2029	260,000	281,682
Toyota Motor Credit Corp., 3.65%, 01/08/2029(b)	279,000	319,089

		965,011

Banks-7.63%
KeyCorp, 2.55%, 10/01/2029	440,000	463,941
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.74%, 03/07/2029	890,000	1,005,581
3.20%, 07/18/2029	1,000,000	1,089,086
PNC Bank N.A., 2.70%, 10/22/2029	500,000	533,703
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	890,000	994,205
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.04%, 07/16/2029	1,530,000	1,647,006
2.72%, 09/27/2029	400,000	422,126
Truist Financial Corp., 3.88%, 03/19/2029	383,000	438,240
Wells Fargo & Co., 4.15%, 01/24/2029	1,483,000	1,708,030
Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	264,753

		8,566,671

Beverages-4.10%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	2,510,000	2,987,274
Coca-Cola Co. (The), 2.13%, 09/06/2029	587,000	610,612
Diageo Capital PLC (United Kingdom), 2.38%, 10/24/2029	600,000	626,621
PepsiCo, Inc., 7.00%, 03/01/2029	264,000	370,752

		4,595,259

Biotechnology-3.14%
AbbVie, Inc., 3.20%, 11/21/2029	3,220,000	3,521,012

Building Products-0.40%
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	417,000	454,064

Capital Markets-3.55%
Bank of New York Mellon Corp. (The), 3.30%, 08/23/2029	447,000	497,970
BlackRock, Inc., 3.25%, 04/30/2029	587,000	654,853
Brookfield Finance, Inc. (Canada), 4.85%, 03/29/2029	594,000	709,498

	Principal
	Amount	Value
Capital Markets-(continued)
Charles Schwab Corp. (The)
4.00%, 02/01/2029	$355,000	$410,734
3.25%, 05/22/2029	360,000	398,113
Lazard Group LLC, 4.38%, 03/11/2029	297,000	341,552
Northern Trust Corp., 3.15%, 05/03/2029	300,000	332,371
S&P Global, Inc., 2.50%, 12/01/2029	297,000	314,914
TD Ameritrade Holding Corp., 2.75%, 10/01/2029	300,000	322,440

		3,982,445

Chemicals-2.39%
Dow Chemical Co. (The), 7.38%, 11/01/2029	590,000	824,719
FMC Corp., 3.45%, 10/01/2029	300,000	327,551
Huntsman International LLC, 4.50%, 05/01/2029	440,000	504,974
Nutrien Ltd. (Canada), 4.20%, 04/01/2029	440,000	507,801
Sherwin-Williams Co. (The), 2.95%, 08/15/2029	477,000	513,644

		2,678,689

Commercial Services & Supplies-0.29%
Waste Connections, Inc., 3.50%, 05/01/2029	297,000	329,655

Communications Equipment-0.75%
Juniper Networks, Inc., 3.75%, 08/15/2029	297,000	330,261
Motorola Solutions, Inc., 4.60%, 05/23/2029	435,000	510,433

		840,694

Consumer Finance-0.41%
Synchrony Financial, 5.15%, 03/19/2029	384,000	455,298

Containers & Packaging-0.76%
Packaging Corp. of America, 3.00%, 12/15/2029	300,000	321,359
WRKCo, Inc., 4.90%, 03/15/2029	440,000	528,258

		849,617

Diversified Financial Services-0.51%
MidAmerican Energy Co., 3.65%, 04/15/2029	507,000	576,331

Diversified Telecommunication Services-4.85%
AT&T, Inc., 4.35%, 03/01/2029	1,780,000	2,065,955
Verizon Communications, Inc.
3.88%, 02/08/2029	595,000	678,713
4.02%, 12/03/2029	2,340,000	2,694,887

		5,439,555

Electric Utilities-4.29%
Avangrid, Inc., 3.80%, 06/01/2029	445,000	502,413
Duke Energy Corp., 3.40%, 06/15/2029	357,000	391,811
Duke Energy Florida LLC, 2.50%, 12/01/2029	412,000	434,408
Duke Energy Progress LLC, 3.45%, 03/15/2029	357,000	398,943
Evergy, Inc., 2.90%, 09/15/2029	469,000	501,894
Eversource Energy, Series O, 4.25%, 04/01/2029	270,000	314,583
Nevada Power Co., Series CC, 3.70%, 05/01/2029	297,000	336,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2021

	Principal
	Amount	Value
Electric Utilities-(continued)
NextEra Energy Capital Holdings, Inc.
3.50%, 04/01/2029	$300,000	$332,748
2.75%, 11/01/2029	593,000	626,303
Southern California Edison Co., Series A, 4.20%, 03/01/2029	300,000	340,699
Virginia Electric & Power Co., Series A, 2.88%, 07/15/2029(b)	299,000	322,652
Xcel Energy, Inc., 2.60%, 12/01/2029	300,000	315,030

		4,817,620

Electronic Equipment, Instruments & Components-0.57%
Amphenol Corp., 4.35%, 06/01/2029	278,000	325,759
Keysight Technologies, Inc., 3.00%, 10/30/2029	297,000	318,840

		644,599

Energy Equipment & Services-0.88%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/2029	307,000	333,271
Boardwalk Pipelines L.P., 4.80%, 05/03/2029	292,000	338,022
NOV, Inc., 3.60%, 12/01/2029(b)	300,000	317,282

		988,575

Entertainment-1.64%
RELX Capital, Inc. (United Kingdom), 4.00%, 03/18/2029	565,000	639,563
Walt Disney Co. (The), 2.00%, 09/01/2029	1,180,000	1,203,888

		1,843,451

Equity REITs-8.25%
American Tower Corp.
3.95%, 03/15/2029	357,000	401,302
3.80%, 08/15/2029	980,000	1,094,580
Boston Properties L.P., 3.40%, 06/21/2029	507,000	556,965
Camden Property Trust, 3.15%, 07/01/2029	357,000	391,077
Crown Castle International Corp., 4.30%, 02/15/2029	355,000	409,917
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	357,000	375,513
Digital Realty Trust L.P., 3.60%, 07/01/2029	530,000	589,515
ERP Operating L.P., 3.00%, 07/01/2029	357,000	386,514
Essex Portfolio L.P., 4.00%, 03/01/2029	295,000	336,419
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	440,000	517,253
Healthpeak Properties, Inc., 3.50%, 07/15/2029	389,000	432,577
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	300,000	350,094
Omega Healthcare Investors, Inc., 3.63%, 10/01/2029(b)	257,000	274,242
Public Storage, 3.39%, 05/01/2029	300,000	334,622
Realty Income Corp., 3.25%, 06/15/2029	270,000	297,979
Simon Property Group L.P., 2.45%, 09/13/2029	740,000	764,509
Ventas Realty L.P., 4.40%, 01/15/2029	415,000	478,403
VEREIT Operating Partnership L.P., 3.10%, 12/15/2029	357,000	384,603

	Principal
	Amount	Value
Equity REITs-(continued)
Welltower, Inc., 4.13%, 03/15/2029	$325,000	$371,083
Weyerhaeuser Co., 4.00%, 11/15/2029	440,000	505,033

		9,252,200

Food & Staples Retailing-1.73%
Ahold Finance USA LLC (Netherlands), 6.88%, 05/01/2029	294,000	396,587
Kroger Co. (The), 4.50%, 01/15/2029(b)	335,000	397,499
Walmart, Inc.
3.25%, 07/08/2029	740,000	831,670
2.38%, 09/24/2029	297,000	316,970

		1,942,726

Food Products-1.29%
Kraft Heinz Foods Co. (The), 4.63%, 01/30/2029	650,000	753,173
Tyson Foods, Inc., 4.35%, 03/01/2029	594,000	695,123

		1,448,296

Gas Utilities-0.37%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	377,000	417,068

Health Care Equipment & Supplies-0.96%
Boston Scientific Corp., 4.00%, 03/01/2029	500,000	572,873
DH Europe Finance II S.a.r.l., 2.60%, 11/15/2029	477,000	502,790

		1,075,663

Health Care Providers & Services-2.85%
Anthem, Inc., 2.88%, 09/15/2029	487,000	520,209
CommonSpirit Health, 3.35%, 10/01/2029	537,000	583,784
HCA, Inc., 4.13%, 06/15/2029	1,180,000	1,336,378
Laboratory Corp. of America Holdings, 2.95%, 12/01/2029	387,000	412,896
Quest Diagnostics, Inc., 4.20%, 06/30/2029	295,000	342,688

		3,195,955

Hotels, Restaurants & Leisure-0.59%
Starbucks Corp., 3.55%, 08/15/2029	587,000	658,694

Household Durables-0.74%
Leggett & Platt, Inc., 4.40%, 03/15/2029	295,000	340,812
Whirlpool Corp., 4.75%, 02/26/2029(b)	414,000	491,585

		832,397

Household Products-0.42%
Kimberly-Clark Corp., 3.20%, 04/25/2029	417,000	465,384

Industrial Conglomerates-1.43%
3M Co.
3.38%, 03/01/2029	477,000	534,299
2.38%, 08/26/2029	593,000	625,228
Roper Technologies, Inc., 2.95%, 09/15/2029	417,000	448,129

		1,607,656

Insurance-3.99%
American International Group, Inc., 4.25%, 03/15/2029	355,000	411,006
Aon Corp., 3.75%, 05/02/2029(b)	447,000	504,762
CNA Financial Corp., 3.90%, 05/01/2029	297,000	335,129
CNO Financial Group, Inc., 5.25%, 05/30/2029(b)	300,000	357,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2021

	Principal
	Amount	Value
Insurance-(continued)
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	$357,000	$379,668
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	890,000	1,047,287
PartnerRe Finance B LLC, 3.70%, 07/02/2029	297,000	333,630
Principal Financial Group, Inc., 3.70%, 05/15/2029	297,000	336,241
Progressive Corp. (The), 4.00%, 03/01/2029	321,000	372,090
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	355,000	401,148

		4,478,183

IT Services-6.00%
Broadridge Financial Solutions, Inc., 2.90%, 12/01/2029	447,000	474,790
Fidelity National Information Services, Inc., 3.75%, 05/21/2029	487,000	549,877
Fiserv, Inc., 3.50%, 07/01/2029	1,774,000	1,951,208
International Business Machines Corp., 3.50%, 05/15/2029	1,920,000	2,153,526
Mastercard, Inc., 2.95%, 06/01/2029	587,000	644,532
PayPal Holdings, Inc., 2.85%, 10/01/2029	890,000	960,658

		6,734,591

Leisure Products-0.54%
Hasbro, Inc., 3.90%, 11/19/2029(b)	537,000	600,289

Life Sciences Tools & Services-0.99%
PerkinElmer, Inc., 3.30%, 09/15/2029	503,000	546,014
Thermo Fisher Scientific, Inc., 2.60%, 10/01/2029	533,000	562,377

		1,108,391

Machinery-1.94%
Caterpillar, Inc., 2.60%, 09/19/2029	295,000	314,764
Deere & Co., 5.38%, 10/16/2029	264,000	337,795
John Deere Capital Corp., 3.45%, 03/07/2029	327,000	369,408
Parker-Hannifin Corp., 3.25%, 06/14/2029	597,000	649,717
Trane Technologies Luxembourg Finance S.A., 3.80%, 03/21/2029	447,000	506,674

		2,178,358

Media-1.54%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	740,000	877,321
Discovery Communications LLC, 4.13%, 05/15/2029	447,000	505,299
ViacomCBS, Inc., 4.20%, 06/01/2029	297,000	342,309

		1,724,929

Metals & Mining-0.28%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	280,000	313,847

Multiline Retail-0.59%
Target Corp., 3.38%, 04/15/2029	593,000	665,792

	Principal
	Amount	Value
Multi-Utilities-0.60%
DTE Energy Co., Series C, 3.40%, 06/15/2029	$289,000	$316,677
Eastern Energy Gas Holdings LLC, Series B, 3.00%, 11/15/2029	337,000	358,969

		675,646

Oil, Gas & Consumable Fuels-9.50%
Cenovus Energy, Inc. (Canada), 4.40%, 04/15/2029	447,000	503,560
Chevron USA, Inc., 3.25%, 10/15/2029	300,000	333,705
Cimarex Energy Co., 4.38%, 03/15/2029	300,000	341,411
ConocoPhillips, 6.95%, 04/15/2029	920,000	1,246,393
Diamondback Energy, Inc., 3.50%, 12/01/2029	710,000	764,868
Enable Midstream Partners L.P., 4.15%, 09/15/2029	327,000	358,560
Enbridge, Inc. (Canada), 3.13%, 11/15/2029(b)	587,000	630,166
Energy Transfer L.P., 5.25%, 04/15/2029	890,000	1,049,543
Enterprise Products Operating LLC, 3.13%, 07/31/2029	740,000	801,657
Exxon Mobil Corp., 2.44%, 08/16/2029	740,000	778,102
MPLX L.P., 4.80%, 02/15/2029	445,000	521,079
ONEOK, Inc., 4.35%, 03/15/2029	414,000	470,608
Phillips 66 Partners L.P., 3.15%, 12/15/2029	357,000	376,123
Shell International Finance B.V. (Netherlands), 2.38%, 11/07/2029	890,000	931,561
TotalEnergies Capital International S.A. (France), 3.46%, 02/19/2029	800,000	895,612
Valero Energy Corp., 4.00%, 04/01/2029(b)	593,000	656,764

		10,659,712

Paper & Forest Products-0.38%
Georgia-Pacific LLC, 7.75%, 11/15/2029	299,000	430,561

Personal Products-0.81%
Estee Lauder Cos., Inc. (The), 2.38%, 12/01/2029	367,000	386,501
Unilever Capital Corp. (United Kingdom), 2.13%, 09/06/2029	500,000	516,863

		903,364

Pharmaceuticals-3.97%
AstraZeneca PLC (United Kingdom), 4.00%, 01/17/2029	595,000	687,505
Eli Lilly and Co., 3.38%, 03/15/2029	677,000	762,965
GlaxoSmithKline Capital PLC (United Kingdom), 3.38%, 06/01/2029(b)	587,000	656,811
Merck & Co., Inc., 3.40%, 03/07/2029	1,040,000	1,169,762
Pfizer, Inc., 3.45%, 03/15/2029	1,040,000	1,174,878

		4,451,921

Road & Rail-1.05%
CSX Corp., 4.25%, 03/15/2029	564,000	656,462
Union Pacific Corp., 3.70%, 03/01/2029	463,000	523,069

		1,179,531

Semiconductors & Semiconductor Equipment-3.08%
Intel Corp., 2.45%, 11/15/2029(b)	1,187,000	1,254,212
KLA Corp., 4.10%, 03/15/2029	475,000	547,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

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August 31, 2021

	Principal
	Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
Lam Research Corp., 4.00%, 03/15/2029	$593,000	$687,664
Micron Technology, Inc., 5.33%, 02/06/2029	415,000	502,165
Texas Instruments, Inc., 2.25%, 09/04/2029	447,000	466,893

		3,458,496

Specialty Retail-2.20%
Home Depot, Inc. (The), 2.95%, 06/15/2029	1,033,000	1,132,303
Lowe’s Cos., Inc., 3.65%, 04/05/2029	890,000	1,000,055
O’Reilly Automotive, Inc., 3.90%, 06/01/2029	297,000	337,837

		2,470,195

Technology Hardware, Storage & Peripherals-0.97%
Apple, Inc., 2.20%, 09/11/2029	1,040,000	1,086,447

Tobacco-1.89%
Altria Group, Inc., 4.80%, 02/14/2029	1,130,000	1,312,951
BAT Capital Corp. (United Kingdom), 3.46%, 09/06/2029	297,000	316,840
Philip Morris International, Inc., 3.38%, 08/15/2029	447,000	494,748

		2,124,539

Trading Companies & Distributors-0.27%
GATX Corp., 4.70%, 04/01/2029	260,000	305,683

Water Utilities-0.33%
American Water Capital Corp., 3.45%, 06/01/2029	329,000	367,054

Total U.S. Dollar Denominated Bonds & Notes (Cost $109,521,375)		110,311,570

	Shares	Value
Money Market Funds-0.24%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $274,065)	274,065	$274,065

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.55% (Cost $109,795,440)		110,585,635

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.25%
Invesco Private Government Fund, 0.02%(c)(d)(e)	1,765,532	1,765,532
Invesco Private Prime Fund, 0.11%(c)(d)(e)	4,117,927	4,119,575

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,885,107)		5,885,107

TOTAL INVESTMENTS IN SECURITIES-103.80% (Cost $115,680,547)		116,470,742
OTHER ASSETS LESS LIABILITIES-(3.80)%		(4,261,722)

NET ASSETS-100.00%		$112,209,020

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$2,735,231	$(2,461,166)	$-	$-	$274,065	$75

Invesco Premier U.S. Government Money Portfolio, Institutional Class	41,737	113,247	(154,984)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	217,049	14,962,961	(13,414,478)	-	-	1,765,532	166	*

Invesco Private Prime Fund	73,454	22,048,057	(18,001,949)	-	13	4,119,575	2,242	*

Total	$332,240	$39,859,496	$(34,032,577)	$-	$13	$6,159,172	$2,483

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2021

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

August 31, 2021

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.30%
Aerospace & Defense-3.67%
Boeing Co. (The), 5.15%, 05/01/2030	$620,000	$734,985
Raytheon Technologies Corp., 2.25%, 07/01/2030	143,000	146,328
Textron, Inc., 3.00%, 06/01/2030	91,000	97,351

		978,664

Auto Components-0.39%
Magna International, Inc. (Canada), 2.45%, 06/15/2030	101,000	104,427

Automobiles-0.62%
General Motors Financial Co., Inc., 3.60%, 06/21/2030	153,000	166,306

Banks-6.14%
Banco Santander S.A. (Spain), 3.49%, 05/28/2030	200,000	217,892
Citizens Financial Group, Inc., 3.25%, 04/30/2030	70,000	76,246
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.56%, 02/25/2030	200,000	208,411
2.05%, 07/17/2030	200,000	200,183
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.75%, 01/15/2030	200,000	212,060
2.13%, 07/08/2030	200,000	201,607
SVB Financial Group, 3.13%, 06/05/2030(b)	67,000	72,611
Truist Bank, 2.25%, 03/11/2030	250,000	256,441
Truist Financial Corp., 1.95%, 06/05/2030(b)	70,000	70,968
U.S. Bancorp, 1.38%, 07/22/2030	127,000	123,105

		1,639,524

Beverages-2.58%
Coca-Cola Co. (The), 1.65%, 06/01/2030	173,000	171,671
Constellation Brands, Inc., 2.88%, 05/01/2030	70,000	73,777
Diageo Capital PLC (United Kingdom), 2.00%, 04/29/2030	200,000	201,686
Keurig Dr Pepper, Inc., 3.20%, 05/01/2030	97,000	105,513
PepsiCo, Inc., 1.63%, 05/01/2030	137,000	136,698

		689,345

Biotechnology-2.69%
Amgen, Inc., 2.45%, 02/21/2030	243,000	251,483
Biogen, Inc., 2.25%, 05/01/2030	213,000	216,472
Gilead Sciences, Inc., 1.65%, 10/01/2030(b)	117,000	114,242
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	140,000	134,829

		717,026

Building Products-0.30%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030(b)	81,000	79,698

Capital Markets-3.03%
Brookfield Finance, Inc. (Canada), 4.35%, 04/15/2030	107,000	124,931
Cboe Global Markets, Inc., 1.63%, 12/15/2030	50,000	48,564
CI Financial Corp. (Canada), 3.20%, 12/17/2030	130,000	135,244

	Principal
	Amount	Value
Capital Markets-(continued)
Franklin Resources, Inc., 1.60%, 10/30/2030	$81,000	$78,413
Nomura Holdings, Inc. (Japan), 2.68%, 07/16/2030	200,000	204,321
Northern Trust Corp., 1.95%, 05/01/2030	137,000	139,947
S&P Global, Inc., 1.25%, 08/15/2030	81,000	77,198

		808,618

Chemicals-2.47%
Air Products and Chemicals, Inc., 2.05%, 05/15/2030	127,000	130,540
Dow Chemical Co. (The), 2.10%, 11/15/2030(b)	103,000	103,910
EI du Pont de Nemours and Co., 2.30%, 07/15/2030	70,000	72,461
Linde, Inc., 1.10%, 08/10/2030	81,000	76,773
LYB International Finance III LLC
3.38%, 05/01/2030	67,000	73,888
2.25%, 10/01/2030	60,000	60,972
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	67,000	71,544
Sherwin-Williams Co. (The), 2.30%, 05/15/2030	68,000	69,542

		659,630

Commercial Services & Supplies-0.31%
Republic Services, Inc., 2.30%, 03/01/2030	80,000	82,247

Communications Equipment-0.46%
Motorola Solutions, Inc., 2.30%, 11/15/2030	123,000	122,511

Construction & Engineering-0.54%
Quanta Services, Inc., 2.90%, 10/01/2030	137,000	144,063

Construction Materials-0.68%
Martin Marietta Materials, Inc., Series CB, 2.50%, 03/15/2030	68,000	70,409
Vulcan Materials Co., 3.50%, 06/01/2030	100,000	111,422

		181,831

Containers & Packaging-0.74%
Amcor Flexibles North America, Inc., 2.63%, 06/19/2030	60,000	62,415
Avery Dennison Corp., 2.65%, 04/30/2030	58,000	60,225
Sonoco Products Co., 3.13%, 05/01/2030	70,000	75,842

		198,482

Distributors-0.21%
Genuine Parts Co., 1.88%, 11/01/2030	58,000	56,680

Diversified Consumer Services-0.51%
Block Financial LLC, 3.88%, 08/15/2030	71,000	77,633
Yale University, Series 2020, 1.48%, 04/15/2030	58,000	57,575

		135,208

Diversified Financial Services-2.31%
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	130,000	148,259
GE Capital Funding LLC, 4.40%, 05/15/2030	400,000	469,110

		617,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2021

	Principal
	Amount	Value
Diversified Telecommunication Services-0.65%
Verizon Communications, Inc.
1.50%, 09/18/2030	$80,000	$77,245
1.68%, 10/30/2030	100,000	96,688

		173,933

Electric Utilities-4.79%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	77,000	76,433
Alabama Power Co., Series 20-A, 1.45%, 09/15/2030	81,000	78,411
Duke Energy Carolinas LLC, 2.45%, 02/01/2030	68,000	70,981
Duke Energy Corp., 2.45%, 06/01/2030	120,000	123,300
Duke Energy Florida LLC, 1.75%, 06/15/2030 .	58,000	57,428
Entergy Corp., 2.80%, 06/15/2030	87,000	91,032
Eversource Energy, Series R, 1.65%, 08/15/2030	71,000	68,666
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030(b)	273,000	278,455
Pacific Gas and Electric Co., 4.55%, 07/01/2030	407,000	433,566

		1,278,272

Electrical Equipment-0.40%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	38,000	37,737
Emerson Electric Co., 1.95%, 10/15/2030	68,000	69,263

		107,000

Electronic Equipment, Instruments & Components-0.55%
Jabil, Inc., 3.60%, 01/15/2030	70,000	75,768
Teledyne FLIR LLC, 2.50%, 08/01/2030	70,000	71,563

		147,331

Energy Equipment & Services-1.52%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.49%, 05/01/2030	68,000	80,517
Halliburton Co., 2.92%, 03/01/2030(b)	137,000	142,499
Schlumberger Investment S.A., 2.65%, 06/26/2030(b)	173,000	181,860

		404,876

Entertainment-0.60%
Activision Blizzard, Inc., 1.35%, 09/15/2030	68,000	64,032
RELX Capital, Inc. (United Kingdom), 3.00%, 05/22/2030	90,000	96,740

		160,772

Equity REITs-3.63%
American Tower Corp.
2.90%, 01/15/2030	100,000	105,284
2.10%, 06/15/2030	90,000	89,110
1.88%, 10/15/2030	90,000	87,424
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	110,000	124,663
Camden Property Trust, 2.80%, 05/15/2030	98,000	104,623
Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	100,000	105,473
Kimco Realty Corp., 2.70%, 10/01/2030	70,000	72,590
Prologis L.P., 1.25%, 10/15/2030	91,000	86,561

	Principal
	Amount	Value
Equity REITs-(continued)
Regency Centers L.P., 3.70%, 06/15/2030	$80,000	$89,910
Simon Property Group L.P., 2.65%, 07/15/2030	100,000	104,394

		970,032

Food & Staples Retailing-1.29%
Costco Wholesale Corp., 1.60%, 04/20/2030	203,000	201,716
Kroger Co. (The), 2.20%, 05/01/2030(b)	68,000	68,956
Walgreens Boots Alliance, Inc., 3.20%, 04/15/2030(b)	68,000	73,476

		344,148

Food Products-2.93%
Campbell Soup Co., 2.38%, 04/24/2030	68,000	69,216
Hormel Foods Corp., 1.80%, 06/11/2030	113,000	113,408
Ingredion, Inc., 2.90%, 06/01/2030	80,000	84,642
JM Smucker Co. (The), 2.38%, 03/15/2030	58,000	59,927
Kellogg Co., 2.10%, 06/01/2030	68,000	68,625
Kraft Heinz Foods Co. (The), 3.75%, 04/01/2030	110,000	121,725
McCormick & Co., Inc., 2.50%, 04/15/2030	78,000	80,929
Mondelez International, Inc., 2.75%, 04/13/2030	173,000	183,380

		781,852

Gas Utilities-0.60%
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030	68,000	66,278
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	90,000	94,063

		160,341

Health Care Equipment & Supplies-2.94%
Abbott Laboratories, 1.40%, 06/30/2030	71,000	69,645
Becton, Dickinson and Co., 2.82%, 05/20/2030	107,000	113,418
Boston Scientific Corp., 2.65%, 06/01/2030	243,000	253,308
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	107,000	116,055
Smith & Nephew PLC (United Kingdom), 2.03%, 10/14/2030	117,000	115,359
Stryker Corp., 1.95%, 06/15/2030	117,000	117,270

		785,055

Health Care Providers & Services-5.80%
AmerisourceBergen Corp., 2.80%, 05/15/2030	58,000	61,119
Anthem, Inc., 2.25%, 05/15/2030	153,000	155,859
Centene Corp.
3.38%, 02/15/2030	289,000	302,366
3.00%, 10/15/2030	303,000	313,025
Cigna Corp., 2.40%, 03/15/2030	213,000	219,723
CommonSpirit Health, 2.78%, 10/01/2030	60,000	62,833
CVS Health Corp., 1.75%, 08/21/2030	170,000	165,713
Sutter Health, Series 20-A, 2.29%, 08/15/2030	90,000	92,221
UnitedHealth Group, Inc., 2.00%, 05/15/2030(b)	173,000	175,813

		1,548,672

Hotels, Restaurants & Leisure-2.98%
Booking Holdings, Inc., 4.63%, 04/13/2030	213,000	255,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2021

	Principal
	Amount	Value
Hotels, Restaurants & Leisure-(continued)
Marriott International, Inc., Series FF, 4.63%, 06/15/2030	$143,000	$164,522
McDonald’s Corp., 2.13%, 03/01/2030	101,000	102,874
Starbucks Corp.
2.25%, 03/12/2030	90,000	92,006
2.55%, 11/15/2030	173,000	180,876

		795,311

Household Durables-0.78%
Mohawk Industries, Inc., 3.63%, 05/15/2030	70,000	77,720
NVR, Inc., 3.00%, 05/15/2030	123,000	130,586

		208,306

Household Products-0.72%
Clorox Co. (The), 1.80%, 05/15/2030	58,000	57,529
Procter & Gamble Co. (The), 1.20%, 10/29/2030	140,000	135,093

		192,622

Industrial Conglomerates-1.15%
General Electric Co., 3.63%, 05/01/2030(b)	143,000	160,955
Honeywell International, Inc., 1.95%, 06/01/2030	143,000	146,075

		307,030

Insurance-5.59%
Alleghany Corp., 3.63%, 05/15/2030	70,000	78,162
Allstate Corp. (The), 1.45%, 12/15/2030	80,000	77,354
American International Group, Inc., 3.40%, 06/30/2030	223,000	245,551
Aon Corp., 2.80%, 05/15/2030	137,000	145,044
Berkshire Hathaway Finance Corp.
1.85%, 03/12/2030	68,000	69,211
1.45%, 10/15/2030	91,000	89,151
Brighthouse Financial, Inc., 5.63%, 05/15/2030	90,000	109,862
CNA Financial Corp., 2.05%, 08/15/2030	60,000	59,711
Fidelity National Financial, Inc., 3.40%, 06/15/2030	70,000	75,721
Loews Corp., 3.20%, 05/15/2030	68,000	74,189
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030	107,000	109,688
Principal Financial Group, Inc., 2.13%, 06/15/2030	71,000	71,674
Prudential Financial, Inc., 2.10%, 03/10/2030	58,000	59,357
Prudential PLC (United Kingdom), 3.13%, 04/14/2030(b)	140,000	153,026
Reinsurance Group of America, Inc., 3.15%, 06/15/2030	70,000	75,402

		1,493,103

Interactive Media & Services-1.12%
Alphabet, Inc., 1.10%, 08/15/2030	313,000	297,888

Internet & Direct Marketing Retail-1.29%
Amazon.com, Inc., 1.50%, 06/03/2030	233,000	229,284
eBay, Inc., 2.70%, 03/11/2030	110,000	115,079

		344,363

IT Services-2.84%
Automatic Data Processing, Inc., 1.25%, 09/01/2030	117,000	112,481

	Principal
	Amount	Value
IT Services-(continued)
Fiserv, Inc., 2.65%, 06/01/2030	$143,000	$148,689
Global Payments, Inc., 2.90%, 05/15/2030	143,000	150,452
International Business Machines Corp., 1.95%, 05/15/2030(b)	200,000	200,833
PayPal Holdings, Inc., 2.30%, 06/01/2030	141,000	146,751

		759,206

Life Sciences Tools & Services-0.26%
Agilent Technologies, Inc., 2.10%, 06/04/2030	68,000	68,229

Machinery-2.07%
Cummins, Inc., 1.50%, 09/01/2030(b)	113,000	109,338
Flowserve Corp., 3.50%, 10/01/2030	70,000	73,900
IDEX Corp., 3.00%, 05/01/2030	68,000	72,401
John Deere Capital Corp., 2.45%, 01/09/2030	80,000	84,606
Otis Worldwide Corp., 2.57%, 02/15/2030	203,000	212,316

		552,561

Media-1.17%
Discovery Communications LLC, 3.63%, 05/15/2030(b)	217,000	238,020
Omnicom Group, Inc., 2.45%, 04/30/2030	71,000	72,792

		310,812

Metals & Mining-1.33%
Newmont Corp., 2.25%, 10/01/2030	137,000	138,118
Nucor Corp., 2.70%, 06/01/2030(b)	68,000	71,859
Reliance Steel & Aluminum Co., 2.15%, 08/15/2030	58,000	57,540
Teck Resources Ltd. (Canada), 3.90%, 07/15/2030(b)	80,000	87,306

		354,823

Multi-Utilities-1.17%
NiSource, Inc., 3.60%, 05/01/2030	137,000	152,767
Public Service Enterprise Group, Inc., 1.60%, 08/15/2030	71,000	68,025
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/2030	93,000	90,587

		311,379

Oil, Gas & Consumable Fuels-7.93%
BP Capital Markets America, Inc., 1.75%, 08/10/2030	117,000	115,316
Canadian Natural Resources Ltd. (Canada), 2.95%, 07/15/2030(b)	68,000	71,072
Chevron Corp., 2.24%, 05/11/2030(b)	213,000	220,693
Enterprise Products Operating LLC, 2.80%, 01/31/2030(b)	173,000	183,787
EOG Resources, Inc., 4.38%, 04/15/2030	90,000	106,446
Equinor ASA (Norway), 2.38%, 05/22/2030	107,000	111,324
Exxon Mobil Corp., 2.61%, 10/15/2030	333,000	352,881
Magellan Midstream Partners L.P., 3.25%, 06/01/2030	60,000	64,697
MPLX L.P., 2.65%, 08/15/2030	210,000	213,437
ONEOK, Inc., 3.10%, 03/15/2030	90,000	94,721
Phillips 66, 2.15%, 12/15/2030(b)	100,000	98,643
Pioneer Natural Resources Co., 1.90%, 08/15/2030	127,000	122,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2021

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	$87,000	$93,850
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/2030	100,000	108,399
Williams Cos., Inc. (The), 3.50%, 11/15/2030(b)	143,000	157,195

		2,115,145

Personal Products-0.77%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	100,000	106,544
Unilever Capital Corp. (United Kingdom), 1.38%, 09/14/2030	100,000	97,588

		204,132

Pharmaceuticals-3.88%
AstraZeneca PLC (United Kingdom), 1.38%, 08/06/2030	170,000	163,800
Bristol-Myers Squibb Co., 1.45%, 11/13/2030(b)	140,000	136,738
Johnson & Johnson, 1.30%, 09/01/2030	200,000	196,566
Merck & Co., Inc., 1.45%, 06/24/2030(b)	133,000	130,812
Pfizer, Inc., 1.70%, 05/28/2030(b)	117,000	117,264
Takeda Pharmaceutical Co. Ltd. (Japan), 2.05%, 03/31/2030	200,000	199,309
Zoetis, Inc., 2.00%, 05/15/2030	90,000	90,234

		1,034,723

Professional Services-0.28%
Equifax, Inc., 3.10%, 05/15/2030	70,000	75,093

Road & Rail-0.15%
Canadian Pacific Railway Co. (Canada), 2.05%, 03/05/2030(b)	40,000	40,072

Semiconductors & Semiconductor Equipment-2.17%
Applied Materials, Inc., 1.75%, 06/01/2030	111,000	110,269
Lam Research Corp., 1.90%, 06/15/2030	101,000	101,950
QUALCOMM, Inc., 2.15%, 05/20/2030	163,000	166,681
Texas Instruments, Inc., 1.75%, 05/04/2030	91,000	91,104
Xilinx, Inc., 2.38%, 06/01/2030	107,000	110,038

		580,042

Software-1.65%
Autodesk, Inc., 2.85%, 01/15/2030	70,000	74,510
Citrix Systems, Inc., 3.30%, 03/01/2030	100,000	105,586
Intuit, Inc., 1.65%, 07/15/2030	68,000	67,732
ServiceNow, Inc., 1.40%, 09/01/2030	203,000	192,887

		440,715

Specialty Retail-1.43%
AutoNation, Inc., 4.75%, 06/01/2030	68,000	80,269
Best Buy Co., Inc., 1.95%, 10/01/2030	71,000	70,213
Lowe’s Cos., Inc., 1.70%, 10/15/2030	167,000	162,410
Tractor Supply Co., 1.75%, 11/01/2030	71,000	69,037

		381,929

	Principal
	Amount	Value
Technology Hardware, Storage & Peripherals-1.80%
Apple, Inc.
1.65%, 05/11/2030	$253,000	$252,249
1.25%, 08/20/2030	140,000	135,074
NetApp, Inc., 2.70%, 06/22/2030	90,000	93,621

		480,944

Textiles, Apparel & Luxury Goods-0.77%
Ralph Lauren Corp., 2.95%, 06/15/2030	101,000	108,228
VF Corp., 2.95%, 04/23/2030	90,000	96,158

		204,386

Tobacco-1.14%
Altria Group, Inc., 3.40%, 05/06/2030	107,000	114,853
Philip Morris International, Inc.
2.10%, 05/01/2030	90,000	91,212
1.75%, 11/01/2030	101,000	98,564

		304,629

Trading Companies & Distributors-0.97%
Air Lease Corp.
3.00%, 02/01/2030	90,000	92,298
3.13%, 12/01/2030	100,000	102,614
GATX Corp., 4.00%, 06/30/2030	57,000	64,810

		259,722

Water Utilities-0.54%
American Water Capital Corp., 2.80%, 05/01/2030	67,000	71,752
Essential Utilities, Inc., 2.70%, 04/15/2030	68,000	71,250

		143,002

Total U.S. Dollar Denominated Bonds & Notes (Cost $26,643,428)		26,504,080

	Shares
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $7,342)	7,342	7,342

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.33% (Cost $26,650,770)		26,511,422

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.68%
Invesco Private Government Fund, 0.02%(c)(d)(e)	935,638	935,638
Invesco Private Prime Fund, 0.11%(c)(d)(e)	2,182,283	2,183,156

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,118,794)		3,118,794

TOTAL INVESTMENTS IN SECURITIES-111.01% (Cost $29,769,564)		29,630,216
OTHER ASSETS LESS LIABILITIES-(11.01)%		(2,938,890)

NET ASSETS-100.00%		$26,691,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)–(continued)

August 31, 2021

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	August 31, 2020	at Cost	from Sales	Appreciation	Gain	August 31, 2021	Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$792,547	$(785,205)	$-	$-	$7,342	$15

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	10,749	(10,749)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	5,004,125	(4,068,487)	-	-	935,638	63	*

Invesco Private Prime Fund	-	8,484,427	(6,301,276)	-	5	2,183,156	953	*

Total	$-	$14,291,848	$(11,165,717)	$-	$5	$3,126,136	$1,031

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

August 31, 2021

Schedule of Investments(a)

	Principal
	Amount	Value
U.S. Treasury Securities-77.31%
U.S. Treasury Bills-77.31%(b)
0.03%–0.05%, 12/02/2021 (Cost $423,327,501)	$423,374,000	$423,330,540

U.S. Dollar Denominated Bonds & Notes-20.39%
Automobiles-2.24%
Ford Motor Credit Co. LLC, 3.81%, 10/12/2021	12,222,000	12,243,022

Electric Utilities-3.08%
NRG Energy, Inc., 6.63%, 01/15/2027	4,737,000	4,922,240
Vistra Operations Co. LLC, 5.50%, 09/01/2026(c)	11,613,000	11,959,068

		16,881,308

Independent Power and Renewable Electricity Producers-1.65%
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(c)	8,688,000	9,048,117

Media-4.32%
CSC Holdings LLC, 6.75%, 11/15/2021	11,620,000	11,755,373
Sirius XM Radio, Inc., 5.38%, 07/15/2026(c)	11,615,000	11,927,211

		23,682,584

Mortgage REITs-1.49%
Starwood Property Trust, Inc., 5.00%, 12/15/2021	8,134,000	8,145,591

	Principal
	Amount	Value
Pharmaceuticals-2.68%
Bausch Health Cos., Inc., 9.00%, 12/15/2025(c)	$13,757,000	$14,651,205

Trading Companies & Distributors-2.19%
United Rentals North America, Inc., 5.88%, 09/15/2026	11,615,000	11,982,615

Wireless Telecommunication Services-2.74%
Sprint Communications, Inc., 11.50%, 11/15/2021	4,882,000	4,988,672
Sprint Corp., 7.25%, 09/15/2021	9,992,000	10,026,472

		15,015,144

Total U.S. Dollar Denominated Bonds & Notes (Cost $111,264,732)		111,649,586

	Shares
Money Market Funds-1.96%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $10,747,666)	10,747,666	10,747,666

TOTAL INVESTMENTS IN SECURITIES-99.66% (Cost $545,339,899)		545,727,792
OTHER ASSETS LESS LIABILITIES-0.34%		1,870,607

NET ASSETS-100.00%		$547,598,399

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $47,585,601, which represented 8.69% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

				Change in Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	Gain	August 31, 2021	Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,090,886,908	$(1,080,139,242)	$-	$-	$10,747,666	$5,145

Invesco Premier U.S. Government Money Portfolio, Institutional Class	46,929,383	18,093,959	(65,023,342)	-	-	-	266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)–(continued)

August 31, 2021

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	Gain	August 31, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$27,160,687	$19,274,122	$(46,434,809)	$-	$-	$-	$1,359	*

Invesco Private Prime Fund	9,053,616	16,230,518	(25,284,809)	(268)	943	-	2,924	*

Total	$83,143,686	$1,144,485,507	$(1,216,882,202)	$(268)	$943	$10,747,666	$9,694

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.35%
Aerospace & Defense-2.28%
Bombardier, Inc. (Canada), 6.00%, 10/15/2022(b)(c)	$6,896,000	$6,912,895
TransDigm, Inc.
8.00%, 12/15/2025(b)	8,711,000	9,331,659
7.50%, 03/15/2027(c)	4,255,000	4,506,791

		20,751,345

Airlines-0.33%
United Airlines Holdings, Inc., 4.25%, 10/01/2022(c)	2,959,000	3,021,879

Auto Components-2.95%
Adient US LLC, 9.00%, 04/15/2025(b)	5,020,000	5,479,186
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027(c)	3,743,000	3,934,829
Clarios Global L.P., 6.75%, 05/15/2025(b)	3,590,000	3,805,400
Dana, Inc., 5.38%, 11/15/2027	2,967,000	3,133,894
Gates Global LLC/Gates Corp., 6.25%, 01/15/2026(b)(c)	4,073,000	4,256,285
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025	5,660,000	6,277,223

		26,886,817

Automobiles-3.95%
Cooper-Standard Automotive, Inc., 13.00%, 06/01/2024(b)	2,062,000	2,281,088
Ford Motor Credit Co. LLC
3.22%, 01/09/2022	5,594,000	5,635,955
3.34%, 03/28/2022(c)	7,291,000	7,375,794
2.98%, 08/03/2022	7,400,000	7,518,030
4.25%, 09/20/2022	8,330,000	8,579,900
3.55%, 10/07/2022(c)	4,480,000	4,592,000

		35,982,767

Building Products-0.66%
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/2025(b)	3,731,000	4,001,497
JELD-WEN, Inc., 6.25%, 05/15/2025(b)	1,865,000	1,980,621

		5,982,118

Chemicals-1.86%
Ashland LLC, 4.75%, 08/15/2022(c)	3,534,000	3,640,020
Avient Corp., 5.75%, 05/15/2025(b)	4,838,000	5,112,557
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. (Canada), 8.50%, 12/15/2022(b)	2,458,000	2,513,440
Olin Corp., 5.50%, 08/15/2022	1,379,000	1,439,517
Tronox, Inc., 6.50%, 05/01/2025(b)	3,987,000	4,211,269

		16,916,803

Commercial Services & Supplies-3.59%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	15,370,000	16,445,900
Brink’s Co. (The), 5.50%, 07/15/2025(b)(c)	2,982,000	3,136,766
Clean Harbors, Inc., 4.88%, 07/15/2027(b)	4,511,000	4,728,566
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/01/2022(b)(c)	2,790,000	2,640,037

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Quad/Graphics, Inc., 7.00%, 05/01/2022(c)	$1,949,000	$1,992,852
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	3,702,000	3,794,550

		32,738,671

Consumer Finance-3.08%
Credit Acceptance Corp., 6.63%, 03/15/2026(c)	2,982,000	3,157,192
Navient Corp., 6.50%, 06/15/2022	8,175,000	8,491,781
OneMain Finance Corp.
6.13%, 05/15/2022	7,448,000	7,690,060
8.88%, 06/01/2025	4,267,000	4,684,953
PRA Group, Inc., 7.38%, 09/01/2025(b)(c)	2,386,000	2,550,038
SLM Corp., 5.13%, 04/05/2022	1,485,000	1,506,213

		28,080,237

Containers & Packaging-3.46%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)(c)	5,760,000	6,033,600
Ball Corp., 5.00%, 03/15/2022	6,331,000	6,465,534
Flex Acquisition Co., Inc., 6.88%, 01/15/2025(b)(c)	4,661,000	4,713,436
Graphic Packaging International LLC, 4.88%, 11/15/2022	2,058,000	2,150,106
LABL, Inc., 10.50%, 07/15/2027(b)	5,828,000	6,358,639
Sealed Air Corp., 4.88%, 12/01/2022(b)	3,382,000	3,504,598
Silgan Holdings, Inc., 4.75%, 03/15/2025	2,240,000	2,276,400

		31,502,313

Diversified Consumer Services-0.48%
Service Corp. International, 4.63%, 12/15/2027(c)	4,101,000	4,340,703

Diversified Financial Services-0.55%
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/2022(b)	2,235,000	2,258,311
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	2,584,000	2,728,833

		4,987,144

Diversified Telecommunication Services-6.39%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	12,790,000	14,069,000
Altice France S.A. (France)
7.38%, 05/01/2026(b)	12,627,000	13,122,231
8.13%, 02/01/2027(b)	14,565,000	15,839,437
Cogent Communications Group, Inc., 5.38%, 03/01/2022(b)	2,936,000	2,976,429
Lumen Technologies, Inc., Series T, 5.80%, 03/15/2022	11,948,000	12,231,765

		58,238,862

Electric Utilities-0.47%
FirstEnergy Corp., Series A, 3.35%, 07/15/2022	4,232,000	4,280,033

Energy Equipment & Services-0.31%
Welltec A/S (Denmark), 9.50%, 12/01/2022(b)	2,820,000	2,826,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2021

	Principal Amount	Value
Entertainment-0.89%
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	$1,991,000	$2,159,991
Netflix, Inc., 5.50%, 02/15/2022	5,828,000	5,951,204

		8,111,195

Equity REITs-4.00%
Diversified Healthcare Trust, 9.75%, 06/15/2025(c)	7,965,000	8,771,457
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 04/15/2025(b)	3,189,000	3,365,798
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/2025(b)(c)	843,000	903,072
Service Properties Trust, 5.00%, 08/15/2022	4,214,000	4,261,597
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	17,928,000	19,182,960

		36,484,884

Food & Staples Retailing-0.92%
US Foods, Inc., 6.25%, 04/15/2025(b)	7,967,000	8,405,185

Food Products-1.29%
Post Holdings, Inc., 5.75%, 03/01/2027(b)(c)	11,253,000	11,792,581

Gas Utilities-0.01%
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 03/01/2027	97,000	101,576

Health Care Equipment & Supplies-0.63%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 7.38%, 06/01/2025(b)	1,690,000	1,793,513
Teleflex, Inc., 4.63%, 11/15/2027(c)	3,719,000	3,900,301

		5,693,814

Health Care Providers & Services-1.82%
ModivCare, Inc., 5.88%, 11/15/2025(b)	3,983,000	4,236,916
Molina Healthcare, Inc., 5.38%, 11/15/2022	5,826,000	6,047,388
Tenet Healthcare Corp., 7.50%, 04/01/2025(b)	5,910,000	6,331,324

		16,615,628

Hotels, Restaurants & Leisure-10.11%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.75%, 04/15/2025(b)	3,732,000	3,937,260
Aramark Services, Inc., 6.38%, 05/01/2025(b)(c)	11,949,000	12,663,550
Boyd Gaming Corp., 8.63%, 06/01/2025(b)	4,473,000	4,857,901
Buena Vista Gaming Authority, 13.00%, 04/01/2023(b)	1,410,000	1,521,037
Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)	3,701,000	3,887,530
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027(c)	4,445,000	4,616,155
IRB Holding Corp., 7.00%, 06/15/2025(b)	5,596,000	5,990,798
Jacobs Entertainment, Inc., 7.88%, 02/01/2024(b)	3,070,000	3,212,126

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, 4.75%, 06/01/2027(b)	$6,268,000	$6,577,879
Marriott Ownership Resorts, Inc., 6.13%, 09/15/2025(b)(c)	3,704,000	3,898,608
MGM Resorts International
7.75%, 03/15/2022(c)	8,356,000	8,660,576
6.75%, 05/01/2025(c)	5,999,000	6,366,439
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)(c)	5,521,000	5,907,470
Travel + Leisure Co., 4.25%, 03/01/2022(c)	4,836,000	4,854,135
Vail Resorts, Inc., 6.25%, 05/15/2025(b)(c)	4,562,000	4,866,696
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/2025(b)(c)	5,092,000	5,416,819
Yum! Brands, Inc., 7.75%, 04/01/2025(b)	4,562,000	4,920,756

		92,155,735

Household Durables-0.30%
KB Home, 7.50%, 09/15/2022	2,607,000	2,769,951

Industrial Conglomerates-0.02%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 02/01/2024	180,000	183,600

Insurance-1.22%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)(c)	10,678,000	11,091,773

Leisure Products-0.53%
Mattel, Inc., 5.88%, 12/15/2027(b)(c)	4,441,000	4,852,015

Machinery-0.61%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)(c)	5,225,000	5,568,230

Media-14.18%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 02/15/2026(b)	5,000,000	5,143,750
5.13%, 05/01/2027(b)	22,465,000	23,514,003
5.00%, 02/01/2028(b)	15,481,000	16,237,247
Clear Channel International B.V. (United Kingdom), 6.63%, 08/01/2025(b)	3,034,000	3,159,153
CSC Holdings LLC
5.88%, 09/15/2022	5,471,000	5,696,679
5.50%, 04/15/2027(b)(c)	11,190,000	11,720,154
DISH DBS Corp., 5.88%, 07/15/2022	14,915,000	15,443,438
Meredith Corp.
6.50%, 07/01/2025(b)	2,095,000	2,259,981
6.88%, 02/01/2026	6,700,000	6,951,250
Sirius XM Radio, Inc., 5.00%, 08/01/2027(b)(c)	12,536,000	13,162,800
Univision Communications, Inc., 9.50%, 05/01/2025(b)	2,596,000	2,832,885
Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	4,482,000	4,672,485
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)(c)	12,747,000	13,191,106
Ziggo Bond Co. B.V. (Netherlands), 6.00%, 01/15/2027(b)(c)	4,980,000	5,216,600

		129,201,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2021

	Principal Amount	Value
Metals & Mining-2.90%
Cleveland-Cliffs, Inc.
9.88%, 10/17/2025(b)	$5,240,000	$6,084,950
6.75%, 03/15/2026(b)	6,565,000	7,049,169
Commercial Metals Co., 5.38%, 07/15/2027.	2,392,000	2,531,429
Compass Minerals International, Inc., 6.75%, 12/01/2027(b)	3,981,000	4,219,860
Freeport-McMoRan, Inc., 3.55%, 03/01/2022	4,432,000	4,454,160
Mountain Province Diamonds, Inc. (Canada), 8.00%, 12/15/2022(b)(c)	2,353,000	2,083,358

		26,422,926

Mortgage REITs-0.47%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/2022(b)	4,222,000	4,242,061

Multiline Retail-0.40%
Macy’s Retail Holdings LLC, 3.88%, 01/15/2022	3,612,000	3,626,918

Oil, Gas & Consumable Fuels-3.64%
Apache Corp., 3.25%, 04/15/2022	1,808,000	1,826,279
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	4,481,000	4,850,727
DCP Midstream Operating L.P., 4.95%, 04/01/2022	2,961,000	2,995,081
EQT Corp., 3.00%, 10/01/2022(c)	4,803,000	4,910,251
NuStar Logistics L.P., 4.75%, 02/01/2022	2,011,000	2,025,781
Occidental Petroleum Corp., 3.13%, 02/15/2022	2,327,000	2,338,565
Range Resources Corp., 5.00%, 08/15/2022	1,430,000	1,460,987
Southwestern Energy Co., 4.10%, 03/15/2022	1,687,000	1,694,482
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 07/15/2027	5,716,000	6,195,973
Western Midstream Operating L.P., 4.00%, 07/01/2022	4,807,000	4,873,096

		33,171,222

Paper & Forest Products-0.25%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026(c)	2,226,000	2,272,857

Pharmaceuticals-3.71%
Bausch Health Americas, Inc.
9.25%, 04/01/2026(b)	11,917,000	12,840,568
8.50%, 01/31/2027(b)	14,386,000	15,489,406
Catalent Pharma Solutions, Inc., 5.00%, 07/15/2027(b)	4,135,000	4,336,767
Endo Finance LLC, 5.75%, 01/15/2022(b)	1,430,000	1,156,191

		33,822,932

Professional Services-0.46%
Jaguar Holding Co. II/PPD Development L.P., 4.63%, 06/15/2025(b)(c)	3,981,000	4,184,230

	Principal Amount	Value
Road & Rail-1.98%
Uber Technologies, Inc., 7.50%, 05/15/2025(b)	$7,947,000	$8,483,423
XPO Logistics, Inc., 6.25%, 05/01/2025(b)	9,027,000	9,546,052

		18,029,475

Semiconductors & Semiconductor Equipment-1.00%
Microchip Technology, Inc., 4.25%, 09/01/2025(c)	8,645,000	9,117,227

Software-1.68%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(b)(c)	5,012,000	5,371,360
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/2026(b)(c)	494,000	521,983
CDK Global, Inc., 4.88%, 06/01/2027(c)	4,561,000	4,794,751
Open Text Corp. (Canada), 5.88%, 06/01/2026(b)	4,500,000	4,650,750

		15,338,844

Specialty Retail-1.28%
Gap, Inc. (The), 8.63%, 05/15/2025(b)(c)	5,980,000	6,531,954
Murphy Oil USA, Inc., 5.63%, 05/01/2027	2,387,000	2,510,038
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	2,392,000	2,608,165

		11,650,157

Technology Hardware, Storage & Peripherals-1.37%
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(b)	5,683,000	6,251,300
Vericast Corp., 8.38%, 08/15/2022(b)(c)	5,935,770	6,269,657

		12,520,957

Textiles, Apparel & Luxury Goods-1.72%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	2,593,000	2,855,541
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	3,142,000	3,401,215
Hanesbrands, Inc., 5.38%, 05/15/2025(b)(c)	5,222,000	5,490,829
William Carter Co. (The), 5.50%, 05/15/2025(b)	3,730,000	3,923,755

		15,671,340

Trading Companies & Distributors-2.40%
United Rentals North America, Inc., 5.50%, 05/15/2027(c)	8,439,000	8,912,090
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)(c)	12,024,000	12,949,127

		21,861,217

Wireless Telecommunication Services-4.20%
C&W Senior Financing DAC (Panama), 6.88%, 09/15/2027(b)	9,720,000	10,345,482
Sprint Communications, Inc., 6.00%, 11/15/2022	19,098,000	20,196,135
T-Mobile USA, Inc.
4.00%, 04/15/2022(c)	3,735,000	3,795,694
5.38%, 04/15/2027(c)	3,731,000	3,962,098

		38,299,409

Total U.S. Dollar Denominated Bonds & Notes (Cost $852,402,715)		859,796,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-4.20%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $38,334,118)	38,334,118	$38,334,118

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.55% (Cost $890,736,833)		898,130,175

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.28%
Invesco Private Government Fund, 0.02%(d)(e)(f)	27,943,890	27,943,890

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	65,697,616	$65,723,895

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $93,667,785)		93,667,785

TOTAL INVESTMENTS IN SECURITIES-108.83% (Cost $984,404,618)		991,797,960
OTHER ASSETS LESS LIABILITIES-(8.83)%		(80,510,010)

NET ASSETS-100.00%		$911,287,950

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $561,802,995, which represented 61.65% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$299,936,602	$(261,602,484)	$-	$-	$38,334,118	$6,420

Invesco Premier U.S. Government Money Portfolio, Institutional Class	34,889,820	18,700,891	(53,590,711)	-	-	-	170

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	13,169,364	111,847,822	(97,073,296)	-	-	27,943,890	2,541	*

Invesco Private Prime Fund	4,401,169	180,617,765	(119,296,413)	(79)	1,453	65,723,895	26,837	*

Total	$52,460,353	$611,103,080	$(531,562,904)	$(79)	$1,453	$132,001,903	$35,968

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.40%
Aerospace & Defense-1.41%
Bombardier, Inc. (Canada), 6.13%, 01/15/2023(b)	$5,915,000	$6,367,763
SSL Robotics LLC, 9.75%, 12/31/2023(b)	2,907,000	3,172,264

		9,540,027

Auto Components-1.16%
Ahern Rentals, Inc., 7.38%, 05/15/2023(b)(c)	3,030,000	2,959,553
American Axle & Manufacturing, Inc., 6.88%, 07/01/2028(c)	2,262,000	2,446,835
Dana, Inc., 5.63%, 06/15/2028(c)	2,260,000	2,433,749

		7,840,137

Automobiles-6.11%
Ford Motor Co., 8.50%, 04/21/2023	12,254,000	13,571,305
Ford Motor Credit Co. LLC
3.09%, 01/09/2023	5,210,000	5,314,200
4.14%, 02/15/2023	3,200,000	3,312,000
3.10%, 05/04/2023	3,502,000	3,584,122
4.38%, 08/06/2023	3,500,000	3,662,400
3.37%, 11/17/2023	3,440,000	3,554,380
Jaguar Land Rover Automotive PLC (United Kingdom), 5.63%, 02/01/2023(b)(c)	2,853,000	2,870,831
PM General Purchaser LLC, 9.50%, 10/01/2028(b)	3,392,000	3,692,870
Winnebago Industries, Inc., 6.25%, 07/15/2028(b)	1,700,000	1,834,198

		41,396,306

Building Products-0.45%
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)(c)	2,820,000	3,018,246

Capital Markets-1.17%
APX Group, Inc., 7.63%, 09/01/2023(c)	2,710,000	2,764,878
DKT Finance ApS (Denmark), 9.38%, 06/17/2023(b)	2,250,000	2,300,906
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	2,742,000	2,851,680

		7,917,464

Chemicals-2.70%
Avient Corp., 5.25%, 03/15/2023	3,391,000	3,607,176
CF Industries, Inc., 3.45%, 06/01/2023	4,244,000	4,469,526
Chemours Co. (The), 5.75%, 11/15/2028(b)(c)	4,542,000	4,820,198
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/2028(b)	2,500,000	2,765,625
LSB Industries, Inc., 9.63%, 05/01/2023(b)(c)	2,570,000	2,668,714

		18,331,239

Commercial Services & Supplies-3.63%
ADT Security Corp. (The), 4.13%, 06/15/2023	3,960,000	4,167,900
CoreCivic, Inc., 4.63%, 05/01/2023(c)	1,170,000	1,189,849
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2023(b)(c)	4,609,000	4,689,427

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Interface, Inc., 5.50%, 12/01/2028(b)	$1,696,000	$1,774,440
Modulaire Global Finance (2) PLC (United Kingdom), 10.00%, 08/15/2023(b)	1,702,000	1,752,992
Modulaire Global Finance PLC (United Kingdom), 8.00%, 02/15/2023(b)	3,000,000	3,082,245
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/2028(b)(c)	7,665,000	7,952,437

		24,609,290

Construction & Engineering-1.13%
Artera Services LLC, 9.03%, 12/04/2025(b)	5,572,000	6,094,375
Michael Baker International LLC, 8.75%, 03/01/2023	1,000,000	1,012,405
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(b)	520,000	577,114

		7,683,894

Construction Materials-0.94%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/2029(b)	3,950,000	4,187,158
US Concrete, Inc., 5.13%, 03/01/2029(b)	2,020,000	2,210,218

		6,397,376

Consumer Finance-2.72%
Navient Corp.
5.50%, 01/25/2023	5,662,000	5,945,100
7.25%, 09/25/2023	2,865,000	3,151,149
OneMain Finance Corp.
5.63%, 03/15/2023	4,835,000	5,113,423
8.25%, 10/01/2023	1,712,000	1,926,146
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(b)	2,212,000	2,267,211

		18,403,029

Containers & Packaging-4.47%
Ball Corp., 4.00%, 11/15/2023(c)	5,662,000	5,994,642
Cascades, Inc./Cascades USA, Inc. (Canada)
5.13%, 01/15/2026(b)	1,720,000	1,809,956
5.38%, 01/15/2028(b)(c)	3,430,000	3,618,650
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	5,659,000	5,937,423
OI European Group B.V., 4.00%, 03/15/2023(b)(c)	1,730,000	1,792,367
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(b)	3,957,000	4,209,259
6.63%, 05/13/2027(b)(c)	4,057,000	4,380,870
Sealed Air Corp., 5.25%, 04/01/2023(b)(c)	2,408,000	2,531,410

		30,274,577

Diversified Telecommunication Services-1.33%
CommScope, Inc., 7.13%, 07/01/2028(b)(c)	3,992,000	4,191,600
Lumen Technologies, Inc., Series W, 6.75%, 12/01/2023(c)	4,356,000	4,797,263

		8,988,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2021

	Principal Amount	Value
Electric Utilities-1.09%
FirstEnergy Corp., Series B, 4.75%, 03/15/2023	$4,806,000	$5,010,015
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	2,402,000	2,381,054

		7,391,069

Electrical Equipment-0.72%
EnerSys, 5.00%, 04/30/2023(b)	1,691,000	1,763,848
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	2,903,000	3,112,771

		4,876,619

Energy Equipment & Services-1.57%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	4,376,000	4,599,220
TechnipFMC PLC (United Kingdom), 6.50%, 02/01/2026(b)	5,660,000	6,015,011

		10,614,231

Entertainment-1.10%
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(b)	6,781,000	7,484,529

Equity REITs-1.09%
GEO Group, Inc. (The), 5.13%, 04/01/2023	1,469,000	1,397,386
QualityTech L.P./QTS Finance Corp., 3.88%, 10/01/2028(b)	2,851,000	3,062,216
Service Properties Trust, 4.50%, 06/15/2023(c)	2,832,000	2,899,388

		7,358,990

Food & Staples Retailing-1.33%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)(c)	4,241,000	4,369,036
Fresh Market, Inc. (The), 9.75%, 05/01/2023(b)	4,519,000	4,648,876

		9,017,912

Gas Utilities-0.30%
LBC Tank Terminals Holding Netherlands B.V. (Belgium), 6.88%, 05/15/2023(b)	2,008,000	2,011,695

Health Care Equipment & Supplies-3.72%
CHS/Community Health Systems, Inc., 5.63%, 03/15/2027(b)(c)	10,750,000	11,354,687
Hologic, Inc., 4.63%, 02/01/2028(b)(c)	2,260,000	2,407,002
Ortho-Clinical Diagnostics, Inc./Ortho- Clinical Diagnostics S.A., 7.25%, 02/01/2028(b)(c)	2,349,000	2,522,239
Radiology Partners, Inc., 9.25%, 02/01/2028(b)(c)	4,020,000	4,316,475
Teleflex, Inc., 4.25%, 06/01/2028(b)(c)	2,825,000	2,945,063
Varex Imaging Corp., 7.88%, 10/15/2027(b)	1,482,000	1,671,177

		25,216,643

Health Care Providers & Services-4.58%
Acadia Healthcare Co., Inc.
5.50%, 07/01/2028(b)	2,545,000	2,688,156
5.00%, 04/15/2029(b)	2,686,000	2,803,513

	Principal Amount	Value
Health Care Providers & Services-(continued)
Avantor Funding, Inc., 4.63%, 07/15/2028(b)	$8,769,000	$9,283,302
Molina Healthcare, Inc., 4.38%, 06/15/2028(b)(c)	4,530,000	4,756,500
Tenet Healthcare Corp., 6.75%, 06/15/2023	10,590,000	11,490,150

		31,021,621

Hotels, Restaurants & Leisure-8.10%
Brinker International, Inc., 3.88%, 05/15/2023(c)	1,693,000	1,746,753
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)(c)	10,166,000	11,249,187
Carnival Corp., 10.50%, 02/01/2026(b)(c)	4,443,000	5,131,754
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 6.50%, 10/01/2028(c)	1,741,000	1,889,028
Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)(c)	2,800,000	2,855,118
Diamond Resorts International, Inc., 7.75%, 09/01/2023(b)	2,884,000	2,939,892
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(b)(c)	2,825,000	3,033,457
International Game Technology PLC, 4.13%, 04/15/2026(b)(c)	4,400,000	4,575,120
Life Time, Inc., 8.00%, 04/15/2026(b)	2,428,000	2,546,365
MGM Resorts International, 6.00%, 03/15/2023	7,071,000	7,495,260
Scientific Games International, Inc., 7.00%, 05/15/2028(b)(c)	3,952,000	4,264,998
Travel + Leisure Co., 3.90%, 03/01/2023	2,265,000	2,336,597
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(b)(c)	2,879,000	2,957,568
Yum! Brands, Inc., 3.88%, 11/01/2023(c)	1,766,000	1,858,715

		54,879,812

Household Durables-2.36%
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 02/15/2023(b)(c)	1,866,000	1,879,641
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028(b)	1,405,000	1,497,259
Installed Building Products, Inc., 5.75%, 02/01/2028(b)	1,745,000	1,843,409
KB Home, 7.63%, 05/15/2023	1,981,000	2,124,632
Newell Brands, Inc., 4.35%, 04/01/2023	6,164,000	6,509,617
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	2,036,000	2,147,672

		16,002,230

Household Products-0.62%
Central Garden & Pet Co., 5.13%, 02/01/2028(c)	1,700,000	1,805,740
Prestige Brands, Inc., 5.13%, 01/15/2028(b)	2,267,000	2,377,516

		4,183,256

Independent Power and Renewable Electricity Producers-0.44%
TerraForm Power Operating LLC, 4.25%, 01/31/2023(b)(c)	2,901,000	2,984,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

166

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August 31, 2021

	Principal Amount	Value
Internet & Direct Marketing Retail-0.22%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/2028(b)	$1,305,000	$1,469,756

IT Services-1.15%
Gartner, Inc., 4.50%, 07/01/2028(b)(c)	4,518,000	4,789,080
Unisys Corp., 6.88%, 11/01/2027(b)	2,777,000	3,033,872

		7,822,952

Leisure Products-0.73%
Mattel, Inc.
3.15%, 03/15/2023	1,415,000	1,445,741
3.38%, 04/01/2026(b)(c)	3,400,000	3,536,221

		4,981,962

Machinery-0.36%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)(c)	2,470,000	2,439,001

Media-4.36%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/2023(b)(c)	2,868,000	2,888,936
CSC Holdings LLC, 5.38%, 02/01/2028(b)	5,810,000	6,122,287
DISH DBS Corp., 5.00%, 03/15/2023(c)	8,486,000	8,867,870
Quebecor Media, Inc. (Canada), 5.75%, 01/15/2023(c)	4,787,000	5,086,188
TEGNA, Inc., 4.75%, 03/15/2026(b)(c)	3,110,000	3,304,375
Townsquare Media, Inc., 6.88%, 02/01/2026(b)(c)	3,110,000	3,300,488

		29,570,144

Metals & Mining-6.49%
Alcoa Nederland Holding B.V.
5.50%, 12/15/2027(b)(c)	4,210,000	4,536,275
6.13%, 05/15/2028(b)	2,800,000	3,048,500
Allegheny Technologies, Inc., 7.88%, 08/15/2023(c)	2,785,000	3,004,444
Arconic Corp., 6.13%, 02/15/2028(b)	5,090,000	5,447,267
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029(b)	5,233,000	5,697,429
Commercial Metals Co., 4.88%, 05/15/2023(c)	1,869,000	1,960,114
Constellium SE, 5.63%, 06/15/2028(b)	1,700,000	1,799,875
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	5,634,000	5,831,190
4.13%, 03/01/2028	4,065,000	4,253,006
4.38%, 08/01/2028	3,675,000	3,900,094
Joseph T. Ryerson & Son, Inc., 8.50%, 08/01/2028(b)	1,943,000	2,168,844
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)(c)	2,241,000	2,355,896

		44,002,934

Mortgage REITs-0.25%
Starwood Property Trust, Inc., 5.50%, 11/01/2023(b)	1,625,000	1,706,250

Multiline Retail-0.43%
Macy’s Retail Holdings LLC, 2.88%, 02/15/2023(c)	2,865,000	2,918,719

	Principal Amount	Value
Oil, Gas & Consumable Fuels-9.35%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	$4,241,000	$4,606,977
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 7.88%, 05/15/2026(b)	3,110,000	3,428,806
Buckeye Partners L.P., 4.15%, 07/01/2023	2,869,000	2,965,958
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.75%, 04/15/2023	1,795,000	1,776,467
Cheniere Energy, Inc., 4.63%, 10/15/2028	11,528,000	12,176,450
Chesapeake Energy Corp., 5.50%, 02/01/2026(b)	2,829,000	2,961,850
DCP Midstream Operating L.P., 3.88%, 03/15/2023	2,828,000	2,910,691
Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 01/30/2028(b)	5,660,000	5,964,225
EQM Midstream Partners L.P., 4.75%, 07/15/2023	3,391,000	3,547,834
MEG Energy Corp. (Canada), 7.13%, 02/01/2027(b)	6,775,000	7,137,530
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/2023	3,040,000	2,846,200
Occidental Petroleum Corp., 2.70%, 02/15/2023(c)	2,542,000	2,588,773
PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 05/15/2023	2,954,000	2,870,431
Range Resources Corp., 5.00%, 03/15/2023(c)	3,067,000	3,151,527
Rockpoint Gas Storage Canada Ltd. (Canada), 7.00%, 03/31/2023(b)(c)	2,203,000	2,243,910
Southwestern Energy Co., 8.38%, 09/15/2028(c)	1,966,000	2,204,377

		63,382,006

Personal Products-1.07%
Avon Products, Inc. (United Kingdom), 6.50%, 03/15/2023	2,612,000	2,785,149
Edgewell Personal Care Co., 5.50%, 06/01/2028(b)(c)	4,245,000	4,499,700

		7,284,849

Pharmaceuticals-1.00%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	1,985,000	2,116,506
Elanco Animal Health, Inc., 5.27%, 08/28/2023	4,359,000	4,675,246

		6,791,752

Professional Services-0.93%
Jaguar Holding Co. II/PPD Development L.P., 5.00%, 06/15/2028(b)	3,955,000	4,266,456
Science Applications International Corp., 4.88%, 04/01/2028(b)	1,980,000	2,070,447

		6,336,903

Real Estate Management & Development-1.61%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028(b)	3,782,000	4,100,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

167

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2021

	Principal Amount	Value
Real Estate Management & Development-(continued)
Howard Hughes Corp. (The), 5.38%, 08/01/2028(b)(c)	$4,087,000	$4,337,329
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/2023(b)(c)	2,346,000	2,445,236

		10,882,858

Road & Rail-1.79%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	2,211,000	2,215,754
Uber Technologies, Inc., 6.25%, 01/15/2028(b)(c)	2,906,000	3,120,318
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/2027(b)	3,490,000	3,738,662
XPO Logistics, Inc., 6.13%, 09/01/2023(b)	3,080,000	3,080,000

		12,154,734

Semiconductors & Semiconductor Equipment-0.35%
Entegris, Inc., 4.38%, 04/15/2028(b)(c)	2,268,000	2,401,767

Specialty Retail-1.82%
Bath & Body Works, Inc., 5.63%, 10/15/2023(c)	1,807,000	1,992,299
Caleres, Inc., 6.25%, 08/15/2023	572,000	576,293
Gap, Inc. (The)
8.38%, 05/15/2023(b)(c)	2,905,000	3,259,413
8.88%, 05/15/2027(b)(c)	5,660,000	6,509,000

		12,337,005

Technology Hardware, Storage & Peripherals-2.61%
EMC Corp., 3.38%, 06/01/2023	5,807,000	6,002,987
Presidio Holdings, Inc., 8.25%, 02/01/2028(b)	2,260,000	2,455,942
Seagate HDD Cayman, 4.75%, 06/01/2023(c)	3,079,000	3,280,682
Xerox Corp., 4.38%, 03/15/2023(c)	5,665,000	5,939,469

		17,679,080

Thrifts & Mortgage Finance-1.72%
MGIC Investment Corp.
5.75%, 08/15/2023	1,400,000	1,511,377
5.25%, 08/15/2028	3,667,000	3,928,274
Rocket Mortgage LLC, 5.25%, 01/15/2028(b)	5,870,000	6,185,512

		11,625,163

	Principal Amount	Value
Trading Companies & Distributors-3.11%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/2027(b)	$2,264,000	$2,558,320
United Rentals North America, Inc., 4.88%, 01/15/2028	9,451,000	10,036,820
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	7,604,000	8,466,598

		21,061,738

Wireless Telecommunication Services-4.81%
Sprint Corp., 7.88%, 09/15/2023	21,547,000	24,438,607
T-Mobile USA, Inc., 4.75%, 02/01/2028(c)	7,639,000	8,161,126

		32,599,733

Total U.S. Dollar Denominated Bonds & Notes (Cost $657,960,007)		666,892,765

	Shares
Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $1,252,545)	1,252,545	1,252,545

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.58% (Cost $659,212,552)		668,145,310

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.11%
Invesco Private Government Fund, 0.02%(d)(e)(f)	36,814,253	36,814,253
Invesco Private Prime Fund, 0.11%(d)(e)(f)	85,886,475	85,920,830

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $122,735,083)		122,735,083

TOTAL INVESTMENTS IN SECURITIES-116.69% (Cost $781,947,635)		790,880,393
OTHER ASSETS LESS LIABILITIES-(16.69)%		(113,112,081)

NET ASSETS-100.00%		$677,768,312

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

168

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $384,739,210, which represented 56.77% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$185,828,316	$(184,575,771)	$-	$-	$1,252,545	$3,299
Invesco Premier U.S. Government Money Portfolio, Institutional Class	7,208,077	11,401,325	(18,609,402)	-	-	-	72
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,260,253	122,150,339	(93,596,339)	-	-	36,814,253	2,969	*
Invesco Private Prime Fund	2,753,473	199,536,237	(116,370,161)	-	1,281	85,920,830	34,453	*

Total	$18,221,803	$518,916,217	$(413,151,673)	$-	$1,281	$123,987,628	$40,793

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

169

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.46%
Aerospace & Defense-1.57%
Bombardier, Inc. (Canada), 7.50%, 12/01/2024(b)	$3,195,000	$3,334,142
Triumph Group, Inc., 8.88%, 06/01/2024(b)	2,145,000	2,364,863

		5,699,005

Airlines-0.26%
United Airlines Holdings, Inc., 5.00%, 02/01/2024(c)	926,000	959,567

Auto Components-1.14%
FXI Holdings, Inc., 7.88%, 11/01/2024(b)	1,602,000	1,647,977
Tenneco, Inc.
5.38%, 12/15/2024	689,000	694,030
7.88%, 01/15/2029(b)(c)	1,591,000	1,791,864

		4,133,871

Automobiles-3.28%
Allison Transmission, Inc., 5.88%, 06/01/2029(b)(c)	1,551,000	1,708,116
Ford Motor Credit Co. LLC
3.81%, 01/09/2024(c)	2,400,000	2,493,000
3.66%, 09/08/2024	2,500,000	2,609,375
4.06%, 11/01/2024	4,850,000	5,132,270

		11,942,761

Banks-2.32%
Freedom Mortgage Corp., 8.13%, 11/15/2024(b)(c)	1,501,000	1,521,721
Intesa Sanpaolo S.p.A. (Italy), 5.02%, 06/26/2024(b)	6,380,000	6,928,463

		8,450,184

Capital Markets-0.21%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	743,000	764,372

Chemicals-3.23%
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)(c)	1,755,000	1,575,130
INEOS Group Holdings S.A. (Luxembourg), 5.63%, 08/01/2024(b)(c)	1,700,000	1,704,344
OCI N.V. (Netherlands), 5.25%, 11/01/2024(b)	1,800,000	1,858,500
Olin Corp., 5.63%, 08/01/2029(c)	2,397,000	2,648,206
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)(c)	1,561,000	1,566,666
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/2029(c)	1,339,000	1,400,929
WR Grace & Co.-Conn, 5.63%, 10/01/2024(b)	905,000	992,106

		11,745,881

Commercial Services & Supplies-0.51%
Clean Harbors, Inc., 5.13%, 07/15/2029(b)(c)	906,000	998,453
Pitney Bowes, Inc., 4.63%, 03/15/2024	820,000	869,442

		1,867,895

	Principal Amount	Value
Consumer Finance-2.53%
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	$1,591,000	$1,640,719
Enova International, Inc., 8.50%, 09/01/2024(b)	780,000	796,575
goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	1,800,000	1,856,250
Navient Corp.
6.13%, 03/25/2024	2,944,000	3,195,565
5.88%, 10/25/2024(c)	1,575,000	1,718,246

		9,207,355

Containers & Packaging-1.99%
Graphic Packaging International LLC, 4.13%, 08/15/2024	933,000	997,349
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(b)(c)	4,738,000	4,799,357
Sealed Air Corp., 5.13%, 12/01/2024(b)	1,345,000	1,461,470

		7,258,176

Distributors-0.52%
Wolverine Escrow LLC, 8.50%, 11/15/2024(b)(c)	1,980,000	1,883,475

Diversified Consumer Services-1.53%
Blackboard, Inc., 10.38%, 11/15/2024(b)(c)	800,000	846,792
Cengage Learning, Inc., 9.50%, 06/15/2024(b)	1,974,000	2,030,753
Service Corp. International, 5.13%, 06/01/2029	2,476,000	2,703,049

		5,580,594

Diversified Financial Services-2.51%
Burford Capital Global Finance LLC, 6.25%, 04/15/2028(b)(c)	1,200,000	1,267,518
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029(b)	3,352,000	3,513,030
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	3,170,000	3,321,241
Stena International S.A. (Sweden), 5.75%, 03/01/2024(b)	1,000,000	1,040,725

		9,142,514

Diversified Telecommunication Services-2.51%
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	2,038,000	2,078,760
Frontier Communications Holdings LLC, 6.75%, 05/01/2029(b)	3,182,000	3,409,354
Lumen Technologies, Inc., Series Y, 7.50%, 04/01/2024(c)	3,261,000	3,631,939

		9,120,053

Electric Utilities-1.38%
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)	2,333,000	2,465,747
NRG Energy, Inc., 5.25%, 06/15/2029(b)	2,345,000	2,548,898

		5,014,645

Electrical Equipment-0.45%
Sensata Technologies B.V., 5.63%, 11/01/2024(b)(c)	1,464,000	1,630,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

170

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2021

	Principal Amount	Value
Energy Equipment & Services-0.81%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	$1,108,000	$1,151,816
Oceaneering International, Inc., 4.65%, 11/15/2024(c)	1,752,000	1,784,850

		2,936,666

Entertainment-1.81%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)(c)	3,293,000	3,366,434
Live Nation Entertainment, Inc., 4.88%, 11/01/2024(b)(c)	1,826,000	1,853,390
Netflix, Inc., 5.75%, 03/01/2024	1,229,000	1,367,017

		6,586,841

Equity REITs-4.41%
GEO Group, Inc. (The), 5.88%, 10/15/2024(c)	746,000	676,063
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024	3,462,000	3,777,907
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/2029(b)(c)	2,467,000	2,539,308
SBA Communications Corp., 4.88%, 09/01/2024	3,516,000	3,573,135
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/2024(b)	1,923,000	1,980,209
VICI Properties L.P./VICI Note Co., Inc., 4.63%, 12/01/2029(b)	3,222,000	3,507,953

		16,054,575

Food & Staples Retailing-1.11%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	3,660,000	4,026,000

Food Products-1.57%
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	2,716,000	2,790,690
Post Holdings, Inc., 5.50%, 12/15/2029(b)(c)	2,736,000	2,934,360

		5,725,050

Gas Utilities-0.65%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	2,164,000	2,369,580

Health Care Equipment & Supplies-0.86%
CHS/Community Health Systems, Inc., 6.00%, 01/15/2029(b)(c)	2,937,000	3,135,247

Health Care Providers & Services-2.49%
Owens & Minor, Inc., 4.38%, 12/15/2024(c)	938,000	989,266
Tenet Healthcare Corp.
4.63%, 07/15/2024(c)	5,984,000	6,073,760
4.63%, 09/01/2024(b)	1,959,000	2,011,423

		9,074,449

Hotels, Restaurants & Leisure-7.16%
Carnival Corp.
7.63%, 03/01/2026(b)(c)	4,635,000	4,921,790
9.88%, 08/01/2027(b)(c)	2,961,000	3,416,254

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	$1,472,000	$1,484,880
Diamond Resorts International, Inc., 10.75%, 09/01/2024(b)	1,916,000	1,967,502
Full House Resorts, Inc., 8.25%, 02/15/2028(b)	987,000	1,062,259
Golden Nugget, Inc., 6.75%, 10/15/2024(b)(c)	4,400,000	4,415,620
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/2024	961,000	998,993
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024(b)(c)	1,525,000	1,601,250
Scientific Games International, Inc., 7.25%, 11/15/2029(b)(c)	1,712,000	1,913,160
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)(c)	3,098,000	3,135,393
Travel + Leisure Co., 5.65%, 04/01/2024	1,073,000	1,144,086

		26,061,187

Household Durables-0.94%
Newell Brands, Inc., 4.00%, 12/01/2024	605,000	643,977
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(b)	1,055,000	1,136,378
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024(c)	1,465,000	1,626,091

		3,406,446

Industrial Conglomerates-1.03%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	3,608,000	3,745,420

Interactive Media & Services-0.33%
Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	1,115,000	1,205,594

IT Services-0.17%
Flexential Intermediate Corp., 11.25%, 08/01/2024(b)	555,000	605,069

Leisure Products-0.55%
Mattel, Inc., 3.75%, 04/01/2029(b)(c)	1,902,000	1,999,097

Machinery-1.47%
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	690,000	725,176
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024(b)	1,315,000	1,356,876
Terex Corp., 5.00%, 05/15/2029(b)(c)	1,923,000	2,024,035
Welbilt, Inc., 9.50%, 02/15/2024(c)	1,190,000	1,232,679

		5,338,766

Marine-0.49%
Stena AB (Sweden), 7.00%, 02/01/2024(b)	1,700,000	1,774,375

Media-13.58%
AMC Networks, Inc., 5.00%, 04/01/2024	1,251,000	1,268,201
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/2029(b)	5,286,000	5,781,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2021

	Principal Amount	Value
Media-(continued)
CSC Holdings LLC
5.25%, 06/01/2024	$2,400,000	$2,592,000
6.50%, 02/01/2029(b)	5,800,000	6,409,000
DISH DBS Corp., 5.88%, 11/15/2024(c)	7,001,000	7,534,826
Lamar Media Corp., 4.88%, 01/15/2029(c)	1,440,000	1,535,198
Salem Media Group, Inc., 6.75%, 06/01/2024(b)(c)	696,000	679,888
Sirius XM Radio, Inc.
4.00%, 07/15/2028(b)	7,025,000	7,210,636
5.50%, 07/01/2029(b)(c)	3,998,000	4,382,808
Urban One, Inc., 7.38%, 02/01/2028(b)	2,719,000	2,935,405
Videotron Ltd. (Canada)
5.38%, 06/15/2024(b)(c)	2,228,000	2,456,370
3.63%, 06/15/2029(b)(c)	1,611,000	1,661,867
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	4,620,000	4,954,950

		49,402,712

Metals & Mining-3.37%
Celtic Resources Holdings DAC (United Kingdom), 4.13%, 10/09/2024(b)(c)	1,200,000	1,269,221
Cleveland-Cliffs, Inc., 4.63%, 03/01/2029(b)(c)	1,611,000	1,697,591
Compass Minerals International, Inc., 4.88%, 07/15/2024(b)	798,000	832,461
Freeport-McMoRan, Inc., 4.55%, 11/14/2024(c)	2,401,000	2,602,084
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)(c)	1,923,000	2,069,629
United States Steel Corp., 6.88%, 03/01/2029(c)	2,457,000	2,687,344
Warrior Met Coal, Inc., 8.00%, 11/01/2024(b)(c)	1,096,000	1,104,910

		12,263,240

Multiline Retail-0.94%
Macy’s Retail Holdings LLC
3.63%, 06/01/2024(c)	1,474,000	1,531,177
5.88%, 04/01/2029(b)(c)	1,712,000	1,872,671

		3,403,848

Oil, Gas & Consumable Fuels-14.03%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 06/15/2029(b)	2,464,000	2,525,600
Antero Resources Corp.
8.38%, 07/15/2026(b)	1,033,000	1,171,174
7.63%, 02/01/2029(b)	2,236,000	2,462,417
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/2028(b)	957,000	1,013,138
Baytex Energy Corp. (Canada), 5.63%, 06/01/2024(b)(c)	1,269,000	1,276,919
Callon Petroleum Co., 6.13%, 10/01/2024(c)	1,470,000	1,420,387
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.25%, 07/15/2024(b)	655,000	714,831
Cheniere Energy Partners L.P., 4.50%, 10/01/2029	5,294,000	5,710,902

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Chesapeake Energy Corp., 5.88%, 02/01/2029(b)(c)	$1,631,000	$1,743,205
CNX Resources Corp., 6.00%, 01/15/2029(b)(c)	1,611,000	1,680,168
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	4,179,000	4,381,702
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	2,285,000	2,328,461
CrownRock L.P./CrownRock Finance, Inc., 5.00%, 05/01/2029(b)	1,269,000	1,305,471
EnLink Midstream Partners L.P., 4.40%, 04/01/2024	1,646,000	1,714,227
EQM Midstream Partners L.P., 4.00%, 08/01/2024	1,951,000	1,999,385
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	1,089,000	1,072,684
MEG Energy Corp. (Canada), 5.88%, 02/01/2029(b)	1,908,000	1,953,401
Murphy Oil Corp., 6.88%, 08/15/2024(c)	1,318,000	1,346,007
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	1,752,000	1,822,176
Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	1,470,000	1,523,368
Occidental Petroleum Corp., 6.95%, 07/01/2024	2,120,000	2,388,085
PDC Energy, Inc., 6.13%, 09/15/2024	1,282,000	1,304,647
Range Resources Corp., 8.25%, 01/15/2029(b)	1,953,000	2,170,457
Renewable Energy Group, Inc., 5.88%, 06/01/2028(b)	1,792,000	1,857,919
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.88%, 01/15/2029	2,215,000	2,492,872
Weatherford International Ltd., 8.75%, 09/01/2024(b)	1,588,000	1,653,505

		51,033,108

Pharmaceuticals-1.69%
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/2024(b)	1,050,000	1,027,687
Jazz Securities DAC, 4.38%, 01/15/2029(b)(c)	4,950,000	5,136,343

		6,164,030

Real Estate Management & Development-0.84%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)(c)	2,930,000	3,070,054

Software-1.49%
BY Crown Parent LLC, 7.38%, 10/15/2024(b)	1,509,000	1,536,826
CDK Global, Inc.
5.00%, 10/15/2024(c)	1,803,000	2,003,584
5.25%, 05/15/2029(b)	1,722,000	1,874,345

		5,414,755

Specialty Retail-3.76%
AAG FH L.P./AAG FH Finco, Inc. (Canada), 9.75%, 07/15/2024(b)	711,000	707,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

172

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August 31, 2021

	Principal Amount	Value
Specialty Retail-(continued)
Bath & Body Works, Inc., 7.50%, 06/15/2029	$1,604,000	$1,861,643
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	4,836,000	4,944,810
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	2,607,000	2,736,829
Murphy Oil USA, Inc., 4.75%, 09/15/2029	1,712,000	1,812,580
Rent-A-Center, Inc., 6.38%, 02/15/2029(b)(c)	1,515,000	1,634,306

		13,697,673

Technology Hardware, Storage & Peripherals-1.39%
Diebold Nixdorf, Inc., 8.50%, 04/15/2024(c)	1,215,000	1,242,338
NCR Corp., 6.13%, 09/01/2029(b)(c)	1,803,000	1,967,578
Seagate HDD Cayman, 4.88%, 03/01/2024	1,720,000	1,859,939

		5,069,855

Textiles, Apparel & Luxury Goods-0.84%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	2,882,000	3,062,125

Wireless Telecommunication Services-2.74%
Sprint Corp., 7.13%, 06/15/2024	8,650,000	9,958,312

Total U.S. Dollar Denominated Bonds & Notes (Cost $345,635,736)		350,984,952

	Shares
Money Market Funds-2.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $7,592,648)	7,592,648	7,592,648

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.55% (Cost $353,228,384)		358,577,600

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.15%
Invesco Private Government Fund, 0.02%(d)(e)(f)	23,913,924	$23,913,924
Invesco Private Prime Fund, 0.11%(d)(e)(f)	56,644,638	56,667,297

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $80,581,220)		80,581,221

TOTAL INVESTMENTS IN SECURITIES-120.70% (Cost $433,809,604)		439,158,821
OTHER ASSETS LESS LIABILITIES-(20.70)%		(75,304,279)

NET ASSETS-100.00%		$363,854,542

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $230,589,671, which represented 63.37% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$116,869,911	$(109,277,263)	$-	$-	$7,592,648	$1,715
Invesco Premier U.S. Government Money Portfolio, Institutional Class	3,661,538	5,224,030	(8,885,568)	-	-	-	26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

173

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$4,302,260	$90,197,392	$(70,585,728)	$-	$-	$23,913,924	$1,769	*
Invesco Private Prime Fund	1,434,103	144,329,501	(89,096,985)	1	677	56,667,297	20,975	*

Total	$9,397,901	$356,620,834	$(277,845,544)	$1	$677	$88,173,869	$24,485

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

174

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.35%
Aerospace & Defense-2.75%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)(c)	$3,114,000	$3,202,811
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025(b)	554,000	576,853
Spirit AeroSystems, Inc.
5.50%, 01/15/2025(b)(c)	911,000	954,309
7.50%, 04/15/2025(b)(c)	2,185,000	2,316,100
Triumph Group, Inc., 7.75%, 08/15/2025	1,000,000	998,750

		8,048,823

Air Freight & Logistics-0.28%
Western Global Airlines LLC, 10.38%, 08/15/2025(b)(c)	725,000	820,903

Airlines-2.38%
American Airlines Group, Inc., 3.75%, 03/01/2025(b)(c)	960,000	855,696
American Airlines, Inc., 11.75%, 07/15/2025(b)(c)	4,910,000	6,101,903

		6,957,599

Auto Components-1.16%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025(c)	1,210,000	1,251,805
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)(c)	452,000	459,910
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	785,000	810,513
GC EOS Buyer, Inc., 9.25%, 08/01/2025(b)	805,000	875,635

		3,397,863

Automobiles-5.49%
Ford Motor Co., 9.00%, 04/22/2025	4,780,000	5,845,701
Ford Motor Credit Co. LLC
4.69%, 06/09/2025(c)	800,000	867,584
5.13%, 06/16/2025	2,400,000	2,637,000
4.13%, 08/04/2025	2,000,000	2,137,500
3.38%, 11/13/2025	2,780,000	2,880,775
Jaguar Land Rover Automotive PLC (United Kingdom), 7.75%, 10/15/2025(b)(c)	1,580,000	1,723,859

		16,092,419

Banks-0.44%
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)	1,270,000	1,297,191

Building Products-0.26%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)	752,000	767,293

Capital Markets-1.26%
Deutsche Bank AG (Germany), 4.50%, 04/01/2025(c)	2,800,000	3,018,673
StoneX Group, Inc., 8.63%, 06/15/2025(b)	609,000	659,699

		3,678,372

Chemicals-3.15%
Adams Homes, Inc., 7.50%, 02/15/2025(b)	414,000	434,851
Consolidated Energy Finance S.A. (Switzerland), 6.88%, 06/15/2025(b)	869,000	898,329
Koppers, Inc., 6.00%, 02/15/2025(b)(c)	911,000	934,914

	Principal Amount	Value
Chemicals-(continued)
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/2025(b)(c)	$755,000	$776,400
OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	790,000	828,118
Olin Corp., 9.50%, 06/01/2025(b)(c)	906,000	1,136,803
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/2025(b)	1,081,000	1,119,094
SPCM S.A. (France), 4.88%, 09/15/2025(b)	1,000,000	1,024,165
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	938,000	957,933
Venator Finance S.a.r.l./Venator Materials LLC
9.50%, 07/01/2025(b)	414,000	461,598
5.75%, 07/15/2025(b)(c)	681,000	643,545

		9,215,750

Commercial Services & Supplies-2.86%
Aptim Corp., 7.75%, 06/15/2025(b)(c)	940,000	790,775
Covanta Holding Corp.
5.88%, 07/01/2025(c)	655,000	677,106
5.00%, 09/01/2030	785,000	809,531
GFL Environmental, Inc. (Canada)
4.25%, 06/01/2025(b)(c)	941,000	977,464
3.75%, 08/01/2025(b)(c)	1,364,000	1,406,625
Intrado Corp., 8.50%, 10/15/2025(b)(c)	1,438,000	1,382,278
KAR Auction Services, Inc., 5.13%, 06/01/2025(b)(c)	1,734,000	1,775,182
Matthews International Corp., 5.25%, 12/01/2025(b)(c)	543,000	557,588

		8,376,549

Communications Equipment-1.37%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	2,554,000	2,600,611
ViaSat, Inc., 5.63%, 09/15/2025(b)	1,373,000	1,399,286

		3,999,897

Construction & Engineering-0.33%
Tutor Perini Corp., 6.88%, 05/01/2025(b)(c)	938,000	968,485

Construction Materials-0.89%
Associated Materials LLC/AMH New Finance, Inc., 9.00%, 09/01/2025(b)	454,000	483,728
Picasso Finance Sub, Inc., 6.13%, 06/15/2025(b)	976,000	1,033,340
Summit Materials LLC/Summit Materials Finance Corp., 5.13%, 06/01/2025(b)	544,000	552,321
Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 07/15/2025(b)	523,000	546,825

		2,616,214

Consumer Finance-2.61%
Ally Financial, Inc., 5.75%, 11/20/2025	2,059,000	2,351,880
Finance of America Funding LLC, 7.88%, 11/15/2025(b)	634,000	615,861
Navient Corp., 6.75%, 06/25/2025	935,000	1,043,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

175

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2021

	Principal Amount	Value
Consumer Finance-(continued)
OneMain Finance Corp., 6.88%, 03/15/2025	$2,350,000	$2,664,313
SLM Corp., 4.20%, 10/29/2025	911,000	982,741

		7,658,489

Containers & Packaging-3.00%
Ball Corp., 5.25%, 07/01/2025	1,881,000	2,127,881
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)(c)	2,645,000	2,618,021
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/2025(b)(c)	542,000	582,436
6.38%, 08/15/2025(b)(c)	564,000	630,752
Pactiv LLC, 7.95%, 12/15/2025	502,000	570,398
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)(c)	943,000	960,681
Sealed Air Corp., 5.50%, 09/15/2025(b)	733,000	823,276
Trident TPI Holdings, Inc., 6.63%, 11/01/2025(b)	473,000	480,859

		8,794,304

Diversified Financial Services-1.28%
Enact Holdings, Inc., 6.50%, 08/15/2025(b)	1,394,000	1,507,262
Stena International S.A. (Sweden), 6.13%, 02/01/2025(b)	709,000	733,822
United Wholesale Mortgage LLC, 5.50%, 11/15/2025(b)	1,455,000	1,493,194

		3,734,278

Diversified Telecommunication Services-1.09%
Cincinnati Bell, Inc., 8.00%, 10/15/2025(b)	641,000	671,277
Level 3 Financing, Inc., 5.38%, 05/01/2025	1,052,000	1,077,511
Lumen Technologies, Inc., 5.63%, 04/01/2025	1,342,000	1,454,064

		3,202,852

Electric Utilities-0.28%
DPL, Inc., 4.13%, 07/01/2025	755,000	809,171

Electrical Equipment-0.52%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)(c)	1,372,000	1,535,433

Electronic Equipment, Instruments & Components-0.28%
Brightstar Escrow Corp., 9.75%, 10/15/2025(b)	765,000	825,244

Energy Equipment & Services-1.07%
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.50%, 04/01/2025(b)	639,000	637,757
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 05/15/2025	454,000	464,805
Exterran Energy Solutions L.P./EES Finance Corp., 8.13%, 05/01/2025	620,000	558,809
Tervita Corp. (Canada), 11.00%, 12/01/2025(b)	1,274,000	1,467,069

		3,128,440

Entertainment-1.54%
AMC Entertainment Holdings, Inc., 10.50%, 04/15/2025(b)(c)	881,000	944,873
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	800,000	823,000

	Principal Amount	Value
Entertainment-(continued)
Netflix, Inc.
5.88%, 02/15/2025	$1,503,000	$1,726,571
3.63%, 06/15/2025(b)	941,000	1,009,222

		4,503,666

Equity REITs-2.83%
FelCor Lodging L.P., 6.00%, 06/01/2025	574,000	587,345
Iron Mountain, Inc., 5.25%, 07/15/2030(b)	2,441,000	2,608,819
iStar, Inc., 4.25%, 08/01/2025	1,012,000	1,056,275
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 06/15/2025(b)	1,498,000	1,611,923
VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	1,412,000	1,449,065
XHR L.P., 6.38%, 08/15/2025(b)	911,000	966,799

		8,280,226

Food & Staples Retailing-0.70%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 5.75%, 03/15/2025	363,000	371,168
Performance Food Group, Inc., 6.88%, 05/01/2025(b)(c)	519,000	552,086
Rite Aid Corp., 7.50%, 07/01/2025(b)	1,101,000	1,133,749

		2,057,003

Food Products-1.31%
B&G Foods, Inc., 5.25%, 04/01/2025	1,764,000	1,812,510
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/2025(b)	969,000	1,013,622
Del Monte Foods, Inc., 11.88%, 05/15/2025(b)	907,000	1,016,974

		3,843,106

Gas Utilities-0.49%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	1,291,000	1,420,100

Health Care Providers & Services-5.33%
Air Methods Corp., 8.00%, 05/15/2025(b)	831,000	810,474
Akumin, Inc., 7.00%, 11/01/2025(b)(c)	951,000	899,123
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	2,494,000	2,522,057
Community Health Systems, Inc., 6.63%, 02/15/2025(b)	2,749,000	2,892,986
Encompass Health Corp., 5.75%, 09/15/2025	653,000	669,668
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	1,132,000	1,168,790
Legacy LifePoint Health LLC, 6.75%, 04/15/2025(b)	1,182,000	1,245,533
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)(c)	1,688,000	1,808,270
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	1,460,000	1,496,044
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)(c)	785,000	799,970
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)(c)	1,342,000	1,283,287

		15,596,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

176

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August 31, 2021

	Principal Amount	Value
Hotels, Restaurants & Leisure-12.78%
Aramark Services, Inc., 5.00%, 04/01/2025(b)(c)	$1,173,000	$1,204,748
Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)	6,699,000	7,088,882
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%, 07/01/2025(b)(c)	2,223,000	2,336,929
5.25%, 10/15/2025(b)	3,388,000	3,440,345
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	1,877,000	1,959,119
Constellation Merger Sub, Inc., 8.50%, 09/15/2025(b)	778,000	753,688
Dave & Buster’s, Inc., 7.63%, 11/01/2025(b)	1,022,000	1,084,597
Golden Nugget, Inc., 8.75%, 10/01/2025(b)(c)	657,000	693,956
International Game Technology PLC, 6.50%, 02/15/2025(b)(c)	2,400,000	2,676,000
MGM Resorts International, 5.75%, 06/15/2025(c)	1,272,000	1,394,430
Powdr Corp., 6.00%, 08/01/2025(b)	505,000	534,007
Sabre GLBL, Inc.
9.25%, 04/15/2025(b)	1,459,000	1,683,321
7.38%, 09/01/2025(b)(c)	1,625,000	1,720,469
Scientific Games International, Inc.
8.63%, 07/01/2025(b)	1,222,000	1,320,783
5.00%, 10/15/2025(b)	2,308,000	2,376,778
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/2025(b)	386,000	417,845
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/2025(b)(c)	640,000	660,832
Station Casinos LLC, 5.00%, 10/01/2025(b)	627,000	634,838
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025(b)	593,000	593,385
Travel + Leisure Co., 6.60%, 10/01/2025	753,000	844,301
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	3,775,000	4,006,219

		37,425,472

Household Durables-1.79%
American Greetings Corp., 8.75%, 04/15/2025(b)	512,000	533,450
Beazer Homes USA, Inc., 6.75%, 03/15/2025	388,000	402,482
Century Communities, Inc., 5.88%, 07/15/2025	655,000	674,244
Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)	1,181,000	1,247,432
Meritage Homes Corp., 6.00%, 06/01/2025	726,000	833,426
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	474,000	503,575
Newell Brands, Inc., 4.88%, 06/01/2025(c)	943,000	1,050,812

		5,245,421

	Principal Amount	Value
Household Products-0.58%
Spectrum Brands, Inc.
5.75%, 07/15/2025	$1,213,000	$1,243,325
5.50%, 07/15/2030(b)	420,000	451,802

		1,695,127

Industrial Conglomerates-1.14%
Brand Industrial Services, Inc., 8.50%, 07/15/2025(b)(c)	1,881,000	1,897,459
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	1,407,000	1,450,969

		3,348,428

Insurance-1.23%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/2025(b)(c)	1,735,000	1,769,700
AssuredPartners, Inc., 7.00%, 08/15/2025(b)	910,000	925,925
USI, Inc., 6.88%, 05/01/2025(b)(c)	879,000	897,942

		3,593,567

Interactive Media & Services-0.34%
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	935,000	990,081

Machinery-0.75%
Meritor, Inc., 6.25%, 06/01/2025(b)	565,000	600,335
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/2025(b)	981,000	1,001,891
Wabash National Corp., 5.50%, 10/01/2025(b)	594,000	603,792

		2,206,018

Media-2.03%
AMC Networks, Inc., 4.75%, 08/01/2025(c)	1,504,000	1,543,480
Houghton Mifflin Harcourt Publishers, Inc., 9.00%, 02/15/2025(b)	552,000	588,915
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/2025(b)(c)	815,000	866,630
Univision Communications, Inc., 5.13%, 02/15/2025(b)(c)	2,900,000	2,956,347

		5,955,372

Metals & Mining-1.00%
Freeport-McMoRan, Inc.
4.25%, 03/01/2030	1,092,000	1,180,725
4.63%, 08/01/2030(c)	1,583,000	1,745,258

		2,925,983

Mortgage REITs-0.90%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	634,000	644,182
New Residential Investment Corp., 6.25%, 10/15/2025(b)	1,002,000	1,005,802
Starwood Property Trust, Inc., 4.75%, 03/15/2025(c)	941,000	986,874

		2,636,858

Oil, Gas & Consumable Fuels-15.06%
Antero Resources Corp., 5.00%, 03/01/2025(c)	1,111,000	1,135,614
Apache Corp., 4.63%, 11/15/2025	841,000	911,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

177

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August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 04/15/2025(b)(c)	$1,021,000	$1,055,459
CITGO Petroleum Corp., 7.00%, 06/15/2025(b)	2,055,000	2,108,944
Comstock Resources, Inc., 7.50%, 05/15/2025(b)	449,000	465,287
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	909,000	929,453
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	2,227,000	2,296,438
CVR Energy, Inc., 5.25%, 02/15/2025(b)(c)	1,093,000	1,072,550
DCP Midstream Operating L.P., 5.38%, 07/15/2025	1,553,000	1,712,182
eG Global Finance PLC (United Kingdom), 8.50%, 10/30/2025(b)(c)	1,100,000	1,153,674
Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	1,127,000	1,196,536
EnLink Midstream Partners L.P., 4.15%, 06/01/2025	1,309,000	1,349,880
EQM Midstream Partners L.P., 6.00%, 07/01/2025(b)	1,713,000	1,852,181
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	975,000	956,729
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 10/01/2025(b)	556,000	563,359
Laredo Petroleum, Inc., 9.50%, 01/15/2025	1,084,000	1,115,550
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/28/2025(b)	534,000	549,355
MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	905,000	935,544
Murphy Oil Corp., 5.75%, 08/15/2025(c)	1,079,000	1,104,626
Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)(c)	1,500,000	1,522,200
New Fortress Energy, Inc., 6.75%, 09/15/2025(b)	2,610,000	2,652,412
NGL Energy Partners L.P./NGL Energy Finance Corp., 6.13%, 03/01/2025	711,000	590,308
NuStar Logistics L.P., 5.75%, 10/01/2025	1,092,000	1,175,265
Occidental Petroleum Corp.
3.50%, 06/15/2025	1,404,000	1,474,769
8.00%, 07/15/2025(c)	831,000	1,002,394
5.88%, 09/01/2025(c)	1,586,000	1,786,328
5.50%, 12/01/2025(c)	1,752,000	1,955,740
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	544,000	541,310
Range Resources Corp., 4.88%, 05/15/2025(c)	1,473,000	1,526,396
SM Energy Co., 5.63%, 06/01/2025	640,000	642,861
Southwestern Energy Co., 6.45%, 01/23/2025	1,632,000	1,780,740
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 03/01/2030	1,787,000	1,972,401

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)(c)	$664,000	$671,682
Western Midstream Operating L.P., 4.35%, 02/01/2025	2,222,000	2,337,700

		44,097,057

Paper & Forest Products-0.20%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	555,000	591,378

Pharmaceuticals-3.98%
Bausch Health Cos., Inc.
6.13%, 04/15/2025(b)	6,888,000	7,051,590
5.50%, 11/01/2025(b)(c)	3,288,000	3,367,405
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)(c)	1,195,000	1,245,847

		11,664,842

Professional Services-0.33%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.00%, 02/01/2025(b)(c)	940,000	964,717

Real Estate Management & Development-1.21%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)(c)	1,142,000	1,195,851
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025(b)	1,076,000	1,102,862
WeWork Cos., Inc., 7.88%, 05/01/2025(b)(c)	1,256,000	1,239,748

		3,538,461

Semiconductors & Semiconductor Equipment-0.33%
ams AG (Austria), 7.00%, 07/31/2025(b)(c)	900,000	965,070

Software-1.75%
Ascend Learning LLC, 6.88%, 08/01/2025(b)	489,000	497,983
PTC, Inc., 3.63%, 02/15/2025(b)(c)	942,000	964,372
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	3,526,000	3,670,425

		5,132,780

Specialty Retail-2.17%
Bath & Body Works, Inc., 6.63%, 10/01/2030(b)	1,817,000	2,096,364
Carvana Co., 5.63%, 10/01/2025(b)	936,000	974,610
Lithia Motors, Inc., 4.38%, 01/15/2031(b)(c)	1,000,000	1,086,250
Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	1,002,000	1,037,933
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	1,131,000	1,169,171

		6,364,328

Technology Hardware, Storage & Peripherals-0.51%
Xerox Holdings Corp., 5.00%, 08/15/2025(b)	1,414,000	1,493,145

Textiles, Apparel & Luxury Goods-0.15%
Levi Strauss & Co., 5.00%, 05/01/2025(c)	432,000	442,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

178

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2021

	Principal Amount	Value
Thrifts & Mortgage Finance-0.65%
PennyMac Financial Services, Inc., 5.38%, 10/15/2025(b)(c)	$1,183,000	$1,225,635
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	671,000	687,581

		1,913,216

Trading Companies & Distributors-0.26%
Boise Cascade Co., 4.88%, 07/01/2030(b)	725,000	773,060

Wireless Telecommunication Services-1.26%
Sprint Corp., 7.63%, 02/15/2025	3,117,000	3,693,645

Total U.S. Dollar Denominated Bonds & Notes (Cost $274,054,698)		279,282,486

	Shares
Money Market Funds-3.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $9,295,397)	9,295,397	9,295,397

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.53% (Cost $283,350,095)		288,577,883

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.50%
Invesco Private Government Fund, 0.02%(d)(e)(f)	19,771,183	$19,771,183
Invesco Private Prime Fund, 0.11%(d)(e)(f)	46,114,314	46,132,760

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,903,942)		65,903,943

TOTAL INVESTMENTS IN SECURITIES-121.03% (Cost $349,254,037)		354,481,826
OTHER ASSETS LESS LIABILITIES-(21.03)%		(61,586,671)

NET ASSETS-100.00%		$292,895,155

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $191,255,368, which represented 65.30% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$109,039,827	$(99,744,430)	$-	$-	$9,295,397	$1,635
Invesco Premier U.S. Government Money Portfolio, Institutional Class	2,169,837	2,535,356	(4,705,193)	-	-	-	16
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,309,287	69,784,496	(53,322,600)	-	-	19,771,183	1,427	*
Invesco Private Prime Fund	1,103,113	107,776,556	(62,747,417)	1	507	46,132,760	16,986	*

Total	$6,582,237	$289,136,235	$(220,519,640)	$1	$507	$75,199,340	$20,064

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

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(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

180

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.10%
Aerospace & Defense-2.04%
Bombardier, Inc. (Canada), 7.13%, 06/15/2026(b)(c)	$1,070,000	$1,130,187
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 02/01/2026(b)	340,000	355,300
TransDigm, Inc., 6.38%, 06/15/2026	847,000	880,499

		2,365,986

Airlines-2.56%
Air Canada (Canada), 3.88%, 08/15/2026(b)	1,080,000	1,088,111
United Airlines, Inc., 4.38%, 04/15/2026(b)	1,800,000	1,870,884

		2,958,995

Auto Components-1.47%
American Axle & Manufacturing, Inc., 6.25%, 03/15/2026(c)	356,000	367,125
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2026(c)	861,000	887,639
Tenneco, Inc., 5.00%, 07/15/2026(c)	448,000	447,440

		1,702,204

Automobiles-4.03%
Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026(b)	360,000	303,300
Ford Motor Co., 4.35%, 12/08/2026	1,425,000	1,536,998
Ford Motor Credit Co. LLC
4.39%, 01/08/2026	1,040,000	1,116,700
2.70%, 08/10/2026	1,200,000	1,212,540
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	470,000	496,437

		4,665,975

Banks-0.47%
Freedom Mortgage Corp., 7.63%, 05/01/2026(b)	540,000	541,547

Building Products-0.35%
PGT Innovations, Inc., 6.75%, 08/01/2026(b)	383,000	402,322

Chemicals-2.11%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)(c)	350,000	355,721
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	335,000	343,462
INEOS Quattro Finance 2 PLC (United Kingdom), 3.38%, 01/15/2026(b)	520,000	527,150
Ingevity Corp., 4.50%, 02/01/2026(b)	255,000	258,680
Polar US Borrower LLC/Schenectady International Group, Inc., 6.75%, 05/15/2026(b)	270,000	273,037
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	430,000	454,187
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	223,000	231,363

		2,443,600

Commercial Services & Supplies-2.64%
Cimpress PLC (Ireland), 7.00%, 06/15/2026(b)	550,000	575,438

	Principal Amount	Value
Commercial Services & Supplies-(continued)
CoreCivic, Inc., 8.25%, 04/15/2026(c)	$400,000	$422,766
CPI CG, Inc., 8.63%, 03/15/2026(b)	280,000	305,782
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	355,000	382,956
GFL Environmental, Inc. (Canada), 5.13%, 12/15/2026(b)	461,000	486,931
RR Donnelley & Sons Co., 6.13%, 11/01/2026(b)	400,000	420,500
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)(c)	451,000	460,205

		3,054,578

Communications Equipment-0.66%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(c)	669,000	761,061

Construction & Engineering-0.65%
HC2 Holdings, Inc., 8.50%, 02/01/2026(b)	320,000	319,675
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	425,000	437,219

		756,894

Consumer Finance-2.17%
goeasy Ltd. (Canada), 4.38%, 05/01/2026(b)	290,000	299,425
Navient Corp., 6.75%, 06/15/2026(c)	475,000	535,563
OneMain Finance Corp., 7.13%, 03/15/2026	1,432,000	1,673,650

		2,508,638

Containers & Packaging-2.16%
Ball Corp., 4.88%, 03/15/2026(c)	666,000	748,417
Berry Global, Inc., 4.50%, 02/15/2026(b)(c)	274,000	279,835
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	280,000	346,868
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)(c)	447,000	469,909
LABL, Inc., 6.75%, 07/15/2026(b)	628,000	660,185

		2,505,214

Distributors-1.09%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 04/01/2026(b)	500,000	491,875
Wolverine Escrow LLC, 9.00%, 11/15/2026(b)	796,000	765,155

		1,257,030

Diversified Consumer Services-0.33%
Graham Holdings Co., 5.75%, 06/01/2026(b)	367,000	383,073

Diversified Financial Services-1.21%
PHH Mortgage Corp., 7.88%, 03/15/2026(b)	360,000	357,831
Verscend Escrow Corp., 9.75%, 08/15/2026(b)(c)	986,000	1,043,928

		1,401,759

Diversified Telecommunication Services-4.40%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)(c)	500,000	510,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

181

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

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	Principal Amount	Value
Diversified Telecommunication Services-(continued)
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	$1,890,000	$1,963,238
Level 3 Financing, Inc., 5.25%, 03/15/2026	604,000	623,479
Lumen Technologies, Inc., 5.13%, 12/15/2026(b)(c)	1,121,000	1,160,515
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/2026(b)	800,000	833,984

		5,091,841

Electric Utilities-0.67%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	383,000	406,583
Terraform Global Operating LLC, 6.13%, 03/01/2026(b)	355,000	366,540

		773,123

Energy Equipment & Services-2.40%
Colgate Energy Partners III LLC, 7.75%, 02/15/2026(b)	300,000	317,728
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/2026(b)	270,000	277,750
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	1,840,000	1,869,900
Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(b)(c)	309,000	316,523

		2,781,901

Entertainment-1.58%
AMC Entertainment Holdings, Inc., 10.50%, 04/24/2026(b)	175,000	186,594
Cinemark USA, Inc., 5.88%, 03/15/2026(b)(c)	350,000	348,688
Live Nation Entertainment, Inc., 5.63%, 03/15/2026(b)	267,000	278,574
Netflix, Inc., 4.38%, 11/15/2026(c)	895,000	1,013,726

		1,827,582

Equity REITs-4.12%
GEO Group, Inc. (The), 6.00%, 04/15/2026	310,000	262,337
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	900,000	918,270
iStar, Inc., 5.50%, 02/15/2026	360,000	377,550
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.50%, 09/01/2026(c)	476,000	519,266
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	950,000	1,007,000
RLJ Lodging Trust L.P., 3.75%, 07/01/2026(b)(c)	500,000	505,000
VICI Properties L.P./VICI Note Co., Inc., 4.25%, 12/01/2026(b)	1,126,000	1,184,178

		4,773,601

Food & Staples Retailing-1.61%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.25%, 03/15/2026(b)	666,000	684,315

	Principal Amount	Value
Food & Staples Retailing-(continued)
Rite Aid Corp., 8.00%, 11/15/2026(b)	$755,000	$779,462
Sigma Holdco B.V. (Netherlands), 7.88%, 05/15/2026(b)(c)	400,000	401,500

		1,865,277

Food Products-1.30%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	400,000	412,388
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 06/01/2026(b)	310,000	319,906
Lamb Weston Holdings, Inc., 4.88%, 11/01/2026(b)	748,000	770,348

		1,502,642

Gas Utilities-0.98%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	598,000	673,497
Independence Energy Finance LLC, 7.25%, 05/01/2026(b)	450,000	455,065

		1,128,562

Health Care Providers & Services-2.52%
Encompass Health Corp., 4.63%, 04/01/2031	360,000	386,485
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)(c)	280,000	291,474
Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	1,879,000	1,951,436
US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	275,000	286,344

		2,915,739

Hotels, Restaurants & Leisure-4.52%
CCM Merger, Inc., 6.38%, 05/01/2026(b)	250,000	264,063
CEC Entertainment LLC, 6.75%, 05/01/2026(b)	580,000	575,464
IRB Holding Corp., 6.75%, 02/15/2026(b)(c)	429,000	441,870
Life Time, Inc., 5.75%, 01/15/2026(b)	880,000	903,100
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/2026	229,000	237,095
Merlin Entertainments Ltd. (United Kingdom), 5.75%, 06/15/2026(b)	400,000	413,500
MGM Resorts International, 4.63%, 09/01/2026	357,000	377,188
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	1,060,000	1,113,392
Raptor Acquisition Corp./Raptor Co-Issuer LLC (Canada), 4.88%, 11/01/2026(b)	300,000	304,290
Travel + Leisure Co., 6.63%, 07/31/2026(b)	530,000	599,563

		5,229,525

Household Durables-2.46%
Newell Brands, Inc., 4.70%, 04/01/2026	1,782,000	1,993,612
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(b)	820,000	858,975

		2,852,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

182

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	Principal Amount	Value
Household Products-0.38%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 5.00%, 12/31/2026(b)(c)	$440,000	$438,456

Independent Power and Renewable Electricity Producers-1.01%
Calpine Corp., 5.25%, 06/01/2026(b)	818,000	844,585
Clearway Energy Operating LLC, 5.00%, 09/15/2026	317,000	325,873

		1,170,458

Industrial Conglomerates-1.03%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	1,128,000	1,190,040

Insurance-1.33%
HUB International Ltd., 7.00%, 05/01/2026(b)(c)	1,491,000	1,544,452

Interactive Media & Services-0.36%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)(c)	400,000	415,920

IT Services-1.17%
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026(b)	407,000	422,657
Square, Inc., 2.75%, 06/01/2026(b)(c)	900,000	925,677

		1,348,334

Leisure Products-0.60%
Party City Holdings, Inc., 8.75%, 02/15/2026(b)(c)	670,000	699,313

Life Sciences Tools & Services-1.25%
IQVIA, Inc., 5.00%, 10/15/2026(b)	1,000,000	1,031,250
PRA Health Sciences, Inc., 2.88%, 07/15/2026(b)	400,000	409,556

		1,440,806

Machinery-0.72%
SPX FLOW, Inc., 5.88%, 08/15/2026(b)	221,000	227,493
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada), 7.75%, 04/15/2026(b)(c)	585,000	601,936

		829,429

Media-5.48%
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/2026(b)	270,000	275,076
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	1,043,000	1,075,708
DISH DBS Corp., 7.75%, 07/01/2026(c)	1,790,000	2,052,593
Gray Television, Inc., 5.88%, 07/15/2026(b)(c)	629,000	649,414
Meredith Corp., 6.88%, 02/01/2026	677,000	702,387
National CineMedia LLC, 5.75%, 08/15/2026(c)	210,000	157,763
Sinclair Television Group, Inc., 5.88%, 03/15/2026(b)(c)	303,000	310,575
Spanish Broadcasting System, Inc., 9.75%, 03/01/2026(b)	275,000	280,858
Summer BC Bidco LLC, 5.50%, 10/31/2026(b)	400,000	406,000
Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	450,000	432,729

		6,343,103

	Principal Amount	Value
Metals & Mining-2.97%
Alcoa Nederland Holding B.V., 7.00%, 09/30/2026(b)	$510,000	$533,490
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P. (Canada), 8.75%, 07/15/2026(b)(c)	492,000	523,953
Cleveland-Cliffs, Inc., 4.88%, 03/01/2031(b)(c)	450,000	484,675
Constellium SE, 5.88%, 02/15/2026(b)(c)	750,000	770,662
JW Aluminum Continuous Cast Co., 10.25%, 06/01/2026(b)	209,000	221,008
Taseko Mines Ltd. (Canada), 7.00%, 02/15/2026(b)(c)	360,000	370,732
United States Steel Corp., 6.25%, 03/15/2026(c)	512,000	527,990

		3,432,510

Mortgage REITs-0.31%
Starwood Property Trust, Inc., 3.63%, 07/15/2026(b)	360,000	362,700

Multiline Retail-0.25%
99 Escrow Issuer, Inc., 7.50%, 01/15/2026(b)(c)	310,000	292,563

Oil, Gas & Consumable Fuels-16.32%
Berry Petroleum Co. LLC, 7.00%, 02/15/2026(b)	309,000	307,059
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/2026(b)(c)	256,000	267,200
Buckeye Partners L.P., 3.95%, 12/01/2026	543,000	561,402
California Resources Corp., 7.13%, 02/01/2026(b)(c)	480,000	504,134
Callon Petroleum Co., 6.38%, 07/01/2026(c)	270,000	252,315
Centennial Resource Production LLC, 5.38%, 01/15/2026(b)	40,000	37,759
Cheniere Energy Partners L.P.
5.63%, 10/01/2026	1,028,000	1,065,162
4.00%, 03/01/2031(b)	1,340,000	1,412,025
CITGO Petroleum Corp., 6.38%, 06/15/2026(b)	680,000	691,081
CNX Midstream Partners L.P./CNX Midstream Finance Corp., 6.50%, 03/15/2026(b)	359,000	369,339
Endeavor Energy Resources L.P./EER Finance, Inc., 5.50%, 01/30/2026(b)	415,000	430,135
EnLink Midstream Partners L.P., 4.85%, 07/15/2026	445,000	463,686
EQM Midstream Partners L.P., 4.13%, 12/01/2026	450,000	459,432
EQT Corp., 3.13%, 05/15/2026(b)	450,000	462,938
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	319,000	307,436
Gulfport Energy Operating Corp., 8.00%, 05/17/2026	500,000	532,500
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	707,000	735,011
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 02/01/2031(b)	550,000	565,813
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(b)	354,000	365,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

183

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August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)	$630,000	$539,041
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	1,300,000	1,308,385
Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)(c)	470,000	493,401
Oasis Petroleum, Inc., 6.38%, 06/01/2026(b)	340,000	355,300
Occidental Petroleum Corp.
5.55%, 03/15/2026	892,000	995,695
3.40%, 04/15/2026	967,000	994,801
PDC Energy, Inc., 5.75%, 05/15/2026(c)	667,000	693,413
SM Energy Co., 6.75%, 09/15/2026(c)	330,000	332,066
Southwestern Energy Co., 7.50%, 04/01/2026(c)	295,000	313,069
Talos Production, Inc., 12.00%, 01/15/2026	550,000	568,598
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
5.88%, 04/15/2026	740,000	775,150
4.88%, 02/01/2031(c)	950,000	1,034,597
TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 02/15/2026	200,000	205,657
Western Midstream Operating L.P., 4.65%, 07/01/2026	461,000	497,534

		18,896,204

Personal Products-1.15%
Coty, Inc.
5.00%, 04/15/2026(b)	800,000	825,776
6.50%, 04/15/2026(b)(c)	490,000	505,925

		1,331,701

Pharmaceuticals-0.25%
Lannett Co., Inc., 7.75%, 04/15/2026(b)(c)	310,000	291,248

Real Estate Management & Development-0.31%
Forestar Group, Inc., 3.85%, 05/15/2026(b)(c)	360,000	363,150

Software-2.56%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	292,000	306,505
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	1,316,000	1,381,800
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	310,000	325,574
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/2026(b)	56,000	59,172
Fair Isaac Corp., 5.25%, 05/15/2026(b)	362,000	413,600
Nuance Communications, Inc., 5.63%, 12/15/2026	463,000	481,073

		2,967,724

Specialty Retail-1.45%
Guitar Center, Inc., 8.50%, 01/15/2026(b)	310,000	330,538
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	660,000	689,040
Specialty Building Products Holdings LLC/ SBP Finance Corp., 6.38%, 09/30/2026(b)	630,000	663,862

		1,683,440

	Principal Amount	Value
Textiles, Apparel & Luxury Goods-1.24%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	$809,000	$883,832
Under Armour, Inc., 3.25%, 06/15/2026(c)	534,000	556,052

		1,439,884

Thrifts & Mortgage Finance-0.37%
Home Point Capital, Inc., 5.00%, 02/01/2026(b)	490,000	424,463

Tobacco-0.19%
Turning Point Brands, Inc., 5.63%, 02/15/2026(b)	210,000	220,553

Trading Companies & Distributors-0.53%
Alta Equipment Group, Inc., 5.63%, 04/15/2026(b)	300,000	308,625
Beacon Roofing Supply, Inc., 4.50%, 11/15/2026(b)(c)	293,000	305,819

		614,444

Water Utilities-0.49%
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026(b)(c)	532,000	564,641

Wireless Telecommunication Services-3.88%
Sprint Corp., 7.63%, 03/01/2026(c)	1,194,000	1,473,635
T-Mobile USA, Inc.
2.25%, 02/15/2026(c)	1,250,000	1,278,125
2.25%, 02/15/2026(b)(c)	700,000	715,750
2.63%, 04/15/2026	1,000,000	1,028,750

		4,496,260

Total U.S. Dollar Denominated Bonds & Notes (Cost $109,932,437)		111,253,052

Variable Rate Senior Loan Interests-0.05%
Media-0.05%
McClatchy Co. (The), 10.00%, 07/15/2026(d) (Cost $49,488)	53,626	52,952

	Shares
Money Market Funds-2.44%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $2,830,545)	2,830,545	2,830,545

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.59% (Cost $112,812,470)		114,136,549

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.80%
Invesco Private Government Fund, 0.02%(e)(f)(g)	8,613,013	8,613,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

184

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August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(e)(f)(g)	20,088,994	$20,097,030

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,710,043)		28,710,043

TOTAL INVESTMENTS IN SECURITIES-123.39% (Cost $141,522,513)		142,846,592
OTHER ASSETS LESS LIABILITIES-(23.39)%		(27,078,789)

NET ASSETS-100.00%		$115,767,803

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $73,410,438, which represented 63.41% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$29,526,925	$(26,696,380)	$-	$-	$2,830,545	$340

Invesco Premier U.S. Government Money Portfolio, Institutional Class	396,085	325,218	(721,303)	-	-	-	2

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,511,325	32,675,800	(25,574,112)	-	-	8,613,013	517	*

Invesco Private Prime Fund	503,790	52,818,300	(33,225,138)	-	78	20,097,030	6,249	*

Total	$2,411,200	$115,346,243	$(86,216,933)	$-	$78	$31,540,588	$7,108

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

185

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Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.09%
Aerospace & Defense-1.54%
Moog, Inc., 4.25%, 12/15/2027(b)	$225,000	$231,469
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	400,000	439,234

		670,703

Auto Components-1.59%
Avis Budget Car Rental LLC/Avis Budget
Finance, Inc.
5.75%, 07/15/2027(b)(c)	183,000	191,235
5.75%, 07/15/2027(b)	155,000	161,868
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027(c)	315,000	338,606

		691,709

Automobiles-4.44%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	185,000	194,158
Ford Motor Credit Co. LLC
4.27%, 01/09/2027	425,000	455,596
4.13%, 08/17/2027(c)	600,000	642,099
3.82%, 11/02/2027(c)	400,000	421,612
Jaguar Land Rover Automotive PLC (United Kingdom), 4.50%, 10/01/2027(b)(c)	220,000	216,492

		1,929,957

Building Products-0.80%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	157,000	163,483
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	178,000	185,796

		349,279

Capital Markets-0.67%
APX Group, Inc., 6.75%, 02/15/2027(b)	275,000	293,563

Chemicals-4.31%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V., 4.75%, 06/15/2027(b)	300,000	315,375
Chemours Co. (The), 5.38%, 05/15/2027(c)	225,000	244,698
HB Fuller Co., 4.00%, 02/15/2027	145,000	150,521
Hexion, Inc., 7.88%, 07/15/2027(b)	223,000	237,221
Methanex Corp. (Canada), 5.13%, 10/15/2027(c)	320,000	348,920
Olin Corp., 5.13%, 09/15/2027	226,000	235,040
WR Grace & Co.-Conn, 4.88%, 06/15/2027(b)(c)	330,000	342,787

		1,874,562

Commercial Services & Supplies-4.98%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/2027(b)(c)	472,000	516,840
Brink’s Co. (The), 4.63%, 10/15/2027(b)	275,000	289,184
CoreCivic, Inc., 4.75%, 10/15/2027	70,000	64,721
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	260,000	260,975
Harsco Corp., 5.75%, 07/31/2027(b)	226,000	234,757
Pitney Bowes, Inc., 6.88%, 03/15/2027(b)	210,000	223,913

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/2027(b)(c)	$455,000	$439,644
RR Donnelley & Sons Co., 8.25%, 07/01/2027	120,000	136,945

		2,166,979

Communications Equipment-0.78%
CommScope Technologies LLC, 5.00%, 03/15/2027(b)(c)	344,000	339,604

Construction & Engineering-1.16%
AECOM, 5.13%, 03/15/2027	452,000	505,512

Consumer Finance-1.55%
Navient Corp., 5.00%, 03/15/2027	303,000	318,597
OneMain Finance Corp., 3.50%, 01/15/2027	350,000	354,728

		673,325

Containers & Packaging-2.22%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	450,000	466,312
Graphic Packaging International LLC, 4.75%, 07/15/2027(b)	135,000	146,025
Pactiv LLC, 8.38%, 04/15/2027	100,000	115,805
Sealed Air Corp., 4.00%, 12/01/2027(b)	222,000	238,445

		966,587

Distributors-0.57%
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027(b)(c)	250,000	250,313

Diversified Consumer Services-0.98%
Sotheby’s, 7.38%, 10/15/2027(b)(c)	400,000	424,920

Diversified Financial Services-0.40%
LPL Holdings, Inc., 4.63%, 11/15/2027(b)	167,000	173,270

Diversified Telecommunication Services-3.27%
Cablevision Lightpath LLC, 3.88%, 09/15/2027(b)	200,000	198,040
Frontier Communications Holdings LLC, 5.88%, 10/15/2027(b)	521,000	555,822
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	675,000	668,233

		1,422,095

Electric Utilities-3.80%
FirstEnergy Corp., Series B, 4.40%, 07/15/2027	677,000	760,632
NextEra Energy Operating Partners L.P., 4.50%, 09/15/2027(b)(c)	256,000	277,220
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	593,000	616,038

		1,653,890

Electrical Equipment-0.34%
EnerSys, 4.38%, 12/15/2027(b)	140,000	147,348

Energy Equipment & Services-2.00%
CGG S.A. (France), 8.75%, 04/01/2027(b)	200,000	194,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

186

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2021

	Principal Amount	Value
Energy Equipment & Services-(continued)
Transocean, Inc., 11.50%, 01/30/2027(b)	$310,000	$312,679
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	345,000	361,791

		869,230

Entertainment-1.67%
Live Nation Entertainment, Inc., 4.75%, 10/15/2027(b)(c)	433,000	440,469
Scripps Escrow, Inc., 5.88%, 07/15/2027(b)(c)	278,000	285,726

		726,195

Equity REITs-5.72%
Iron Mountain, Inc., 4.88%, 09/15/2027(b)(c)	458,000	477,465
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.75%, 02/01/2027(c)	344,000	396,520
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	314,000	327,530
SBA Communications Corp., 3.88%, 02/15/2027(c)	679,000	706,520
Service Properties Trust, 5.50%, 12/15/2027(c)	206,000	221,194
VICI Properties L.P./VICI Note Co., Inc., 3.75%, 02/15/2027(b)	344,000	358,190

		2,487,419

Food & Staples Retailing-2.81%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	579,000	613,740
Performance Food Group, Inc., 5.50%, 10/15/2027(b)	484,000	504,570
Rite Aid Corp., 7.70%, 02/15/2027	110,000	105,775

		1,224,085

Gas Utilities-0.65%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	251,000	282,760

Health Care Providers & Services-3.62%
Community Health Systems, Inc., 8.00%, 12/15/2027(b)	315,000	347,288
Legacy LifePoint Health LLC, 4.38%, 02/15/2027(b)	275,000	274,656
Tenet Healthcare Corp., 5.13%, 11/01/2027(b)	678,000	714,442
US Renal Care, Inc., 10.63%, 07/15/2027(b)	227,000	238,591

		1,574,977

Hotels, Restaurants & Leisure-9.76%
Academy Ltd., 6.00%, 11/15/2027(b)(c)	160,000	171,648
Affinity Gaming, 6.88%, 12/15/2027(b)(c)	230,000	244,616
Boyd Gaming Corp., 4.75%, 12/01/2027(c)	452,000	466,690
Carnival Corp., 5.75%, 03/01/2027(b)	1,590,000	1,628,232
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 04/15/2027	231,000	237,064
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/2027(b)	411,000	439,770

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Penn National Gaming, Inc., 5.63%, 01/15/2027(b)	$183,000	$189,634
Six Flags Entertainment Corp., 5.50%, 04/15/2027(b)(c)	230,000	238,337
Travel + Leisure Co., Series J, 6.00%, 04/01/2027	185,000	204,940
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)(c)	403,000	423,710

		4,244,641

Household Durables-1.64%
Beazer Homes USA, Inc., 5.88%, 10/15/2027(c)	166,000	175,254
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	226,000	235,899
Meritage Homes Corp., 5.13%, 06/06/2027	135,000	152,884
Tri Pointe Homes, Inc., 5.25%, 06/01/2027	138,000	150,013

		714,050

Household Products-1.60%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 7.00%, 12/31/2027(b)(c)	250,000	243,504
Reynolds Group Issuer, Inc./LLC, 4.00%, 10/15/2027(b)	452,000	452,409

		695,913

Industrial Conglomerates-1.56%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	651,000	677,043

Insurance-0.58%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/2027(b)(c)	251,000	251,941

Interactive Media & Services-3.27%
Match Group Holdings II LLC, 5.00%, 12/15/2027(b)	206,000	216,908
Nexstar Media, Inc., 5.63%, 07/15/2027(b)	813,000	864,715
Twitter, Inc., 3.88%, 12/15/2027(b)(c)	315,000	340,491

		1,422,114

Machinery-2.41%
Granite US Holdings Corp., 11.00%, 10/01/2027(b)(c)	138,000	153,525
Park-Ohio Industries, Inc., 6.63%, 04/15/2027	157,000	155,972
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), 5.25%, 07/15/2027(b)	700,000	740,474

		1,049,971

Media-4.41%
Belo Corp.
7.75%, 06/01/2027	90,000	106,170
7.25%, 09/15/2027	116,000	136,814
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/2027(b)	567,000	584,350
Sinclair Television Group, Inc., 5.13%, 02/15/2027(b)(c)	185,000	179,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

187

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August 31, 2021

	Principal Amount	Value
Media-(continued)
Telesat Canada/Telesat LLC (Canada)
4.88%, 06/01/2027(b)	$217,000	$200,601
6.50%, 10/15/2027(b)	266,000	225,095
Terrier Media Buyer, Inc., 8.88%, 12/15/2027(b)(c)	455,000	485,144

		1,918,146

Mortgage REITs-0.75%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/2027(b)	326,000	328,037

Oil, Gas & Consumable Fuels-11.13%
Apache Corp., 4.88%, 11/15/2027	344,000	376,487
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(b)	157,000	209,108
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)(c)	250,000	245,925
DCP Midstream Operating L.P., 5.63%, 07/15/2027	216,000	245,776
EQM Midstream Partners L.P., 6.50%, 07/01/2027(b)	413,000	460,002
EQT Corp., 3.90%, 10/01/2027(c)	569,000	615,112
Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027	480,000	477,254
Murphy Oil Corp., 5.88%, 12/01/2027(c)	245,000	255,106
NuStar Logistics L.P., 5.63%, 04/28/2027	246,000	261,985
Occidental Petroleum Corp.
3.00%, 02/15/2027	343,000	344,407
8.50%, 07/15/2027	224,000	282,924
Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	226,000	241,086
SM Energy Co., 6.63%, 01/15/2027(c)	200,000	201,252
Southwestern Energy Co., 7.75%, 10/01/2027(c)	159,000	172,316
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(b)	223,000	231,090
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.38%, 02/01/2027	216,000	223,560

		4,843,390

Pharmaceuticals-3.68%
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)(c)	470,000	461,244
Horizon Therapeutics USA, Inc., 5.50%, 08/01/2027(b)	200,000	212,250
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	917,000	929,609

		1,603,103

Professional Services-0.98%
AMN Healthcare, Inc., 4.63%, 10/01/2027(b)	226,000	235,888
Korn Ferry, 4.63%, 12/15/2027(b)	183,000	189,710

		425,598

	Principal Amount	Value
Software-1.01%
LogMeIn, Inc., 5.50%, 09/01/2027(b)	$422,000	$438,352

Specialty Retail-1.32%
Carvana Co., 5.50%, 04/15/2027(b)	270,000	279,013
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	170,000	180,412
Sonic Automotive, Inc., 6.13%, 03/15/2027	110,000	114,675

		574,100

Technology Hardware, Storage & Peripherals-1.57%
NCR Corp., 5.75%, 09/01/2027(b)(c)	239,000	253,053
Presidio Holdings, Inc., 4.88%, 02/01/2027(b)(c)	201,000	208,286
Seagate HDD Cayman, 4.88%, 06/01/2027(c)	198,000	221,816

		683,155

Thrifts & Mortgage Finance-0.67%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	275,000	290,125

Trading Companies & Distributors-1.88%
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	548,000	578,387
Univar Solutions USA, Inc., 5.13%, 12/01/2027(b)	230,000	240,637

		819,024

Total U.S. Dollar Denominated Bonds & Notes (Cost $42,359,463)		42,676,985

	Shares
Money Market Funds-0.53%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $228,494)	228,494	228,494

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.62% (Cost $42,587,957)		42,905,479

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.36%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,310,687	3,310,687
Invesco Private Prime Fund, 0.11%(d)(e)(f)	7,721,847	7,724,936

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,035,623)		11,035,623

TOTAL INVESTMENTS IN SECURITIES-123.98% (Cost $53,623,580)		53,941,102
OTHER ASSETS LESS LIABILITIES-(23.98)%		(10,432,602)

NET ASSETS-100.00%		$43,508,500

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

188

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August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $28,925,349, which represented 66.48% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$7,610,150	$(7,381,656)	$-	$-	$228,494	$50

Invesco Premier U.S. Government Money Portfolio, Institutional Class	41,482	74,099	(115,581)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	137,046	16,943,867	(13,770,226)	-	-	3,310,687	227	*

Invesco Private Prime Fund	45,688	26,881,081	(19,201,875)	-	42	7,724,936	2,718	*

Total	$224,216	$51,509,197	$(40,469,338)	$-	$42	$11,264,117	$2,995

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

189

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.29%
Aerospace & Defense-0.81%
BWX Technologies, Inc., 4.13%, 06/30/2028(b)	$52,000	$53,495
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	72,000	70,470

		123,965

Airlines-0.55%
Cargo Aircraft Management, Inc., 4.75%, 02/01/2028(b)	82,000	84,904

Auto Components-1.22%
ANGI Group LLC, 3.88%, 08/15/2028(b)(c)	61,000	60,013
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	60,000	61,979
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/2028(b)	61,000	65,041

		187,033

Automobiles-1.93%
Ford Motor Co., 6.63%, 10/01/2028	75,000	89,720
Jaguar Land Rover Automotive PLC (United Kingdom), 5.88%, 01/15/2028(b)	200,000	206,510

		296,230

Banks-0.42%
CIT Group, Inc., 6.13%, 03/09/2028	52,000	63,862

Biotechnology-0.30%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	47,000	45,887

Capital Markets-1.74%
NFP Corp.
4.88%, 08/15/2028(b)	40,000	40,750
6.88%, 08/15/2028(b)	221,000	227,078

		267,828

Chemicals-3.64%
CVR Partners L.P./CVR Nitrogen Finance Corp., 6.13%, 06/15/2028(b)	70,000	71,663
Element Solutions, Inc., 3.88%, 09/01/2028(b)	102,000	104,172
HB Fuller Co., 4.25%, 10/15/2028	41,000	41,952
Ingevity Corp., 3.88%, 11/01/2028(b)	65,000	65,327
Innophos Holdings, Inc., 9.38%, 02/15/2028(b)	25,000	27,116
Minerals Technologies, Inc., 5.00%, 07/01/2028(b)	52,000	54,555
SCIH Salt Holdings, Inc., 4.88%, 05/01/2028(b)	150,000	151,283
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/2028(b)	41,000	42,546

		558,614

Commercial Services & Supplies-3.68%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.63%, 06/01/2028(b)	200,000	201,125
GFL Environmental, Inc. (Canada)
4.00%, 08/01/2028(b)(c)	51,000	50,682
3.50%, 09/01/2028(b)	100,000	99,915
Madison IAQ LLC, 4.13%, 06/30/2028(b)	85,000	85,597
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)	133,000	127,171

		564,490

	Principal Amount	Value
Communications Equipment-1.13%
Avaya, Inc., 6.13%, 09/15/2028(b)	$122,000	$128,863
ViaSat, Inc., 6.50%, 07/15/2028(b)(c)	42,000	44,354

		173,217

Construction & Engineering-0.90%
MasTec, Inc., 4.50%, 08/15/2028(b)	72,000	75,873
Pike Corp., 5.50%, 09/01/2028(b)	61,000	62,067

		137,940

Consumer Finance-1.01%
FirstCash, Inc., 4.63%, 09/01/2028(b)	71,000	73,925
Navient Corp., 4.88%, 03/15/2028	80,000	81,517

		155,442

Containers & Packaging-3.29%
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	200,000	201,750
Graham Packaging Co., Inc., 7.13%, 08/15/2028(b)	80,000	85,381
Graphic Packaging International LLC, 3.50%, 03/15/2028(b)	50,000	50,706
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)(c)	90,000	94,162
Silgan Holdings, Inc., 4.13%, 02/01/2028	70,000	72,533

		504,532

Diversified Consumer Services-0.67%
Adtalem Global Education, Inc., 5.50%, 03/01/2028(b)	100,000	102,502

Diversified Financial Services-0.41%
AG Issuer LLC, 6.25%, 03/01/2028(b)	62,000	63,473

Diversified Telecommunication Services-9.70%
Altice France Holding S.A. (Luxembourg), 6.00%, 02/15/2028(b)(c)	200,000	198,955
Altice France S.A. (France), 5.50%, 01/15/2028(b)	200,000	206,000
Consolidated Communications, Inc.
5.00%, 10/01/2028(b)(c)	50,000	51,418
6.50%, 10/01/2028(b)	97,000	106,215
Frontier Communications Holdings LLC, 5.00%, 05/01/2028(b)	188,000	196,695
Level 3 Financing, Inc., 4.25%, 07/01/2028(b)	143,000	144,889
Lumen Technologies, Inc., Series G, 6.88%, 01/15/2028	50,000	56,272
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 09/15/2028(b)	122,000	124,593
Switch Ltd., 3.75%, 09/15/2028(b)	91,000	92,702
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)(c)	173,000	178,949
Zayo Group Holdings, Inc., 6.13%, 03/01/2028(b)	130,000	132,437

		1,489,125

Electric Utilities-1.97%
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 08/15/2028(b)	65,000	67,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

190

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2021

	Principal Amount	Value
Electric Utilities-(continued)
PG&E Corp., 5.00%, 07/01/2028	$140,000	$139,151
Talen Energy Supply LLC
6.63%, 01/15/2028(b)(c)	60,000	51,578
7.63%, 06/01/2028(b)(c)	51,000	44,198

		302,854

Electronic Equipment, Instruments & Components-0.26%
Austin BidCo, Inc., 7.13%, 12/15/2028(b)	40,000	40,600

Energy Equipment & Services-1.37%
Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, 04/01/2028(b)	102,000	104,040
Bristow Group, Inc., 6.88%, 03/01/2028(b)	50,000	52,545
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	50,000	53,062

		209,647

Entertainment-2.48%
Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, 02/15/2028(b)	31,000	30,001
Live Nation Entertainment, Inc., 3.75%, 01/15/2028(b)(c)	60,000	60,091
Netflix, Inc., 5.88%, 11/15/2028	234,000	290,461

		380,553

Equity REITs-3.33%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	50,000	51,444
Diversified Healthcare Trust, 4.75%, 02/15/2028	62,000	62,872
Iron Mountain, Inc.
5.25%, 03/15/2028(b)(c)	104,000	109,330
5.00%, 07/15/2028(b)(c)	62,000	64,867
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.50%, 01/15/2028	47,000	51,655
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/2028(b)	84,000	89,565
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/2028(b)	80,000	81,800

		511,533

Food & Staples Retailing-2.69%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	41,000	40,644
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(b)	250,000	260,625
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	43,000	45,204
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	61,000	65,956

		412,429

Food Products-2.33%
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/2028(b)	53,000	55,133
Lamb Weston Holdings, Inc., 4.88%, 05/15/2028(b)	62,000	69,045
Post Holdings, Inc., 5.63%, 01/15/2028(b)	116,000	122,235

	Principal Amount	Value
Food Products-(continued)
TKC Holdings, Inc., 6.88%, 05/15/2028(b)	$50,000	$52,062
TreeHouse Foods, Inc., 4.00%, 09/01/2028	61,000	58,871

		357,346

Health Care Providers & Services-2.11%
Tenet Healthcare Corp., 6.13%, 10/01/2028(b)	306,000	323,595

Hotels, Restaurants & Leisure-5.90%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.38%, 01/15/2028(b)	88,000	89,430
Aramark Services, Inc., 5.00%, 02/01/2028(b)(c)	138,000	143,667
Carnival Corp., 4.00%, 08/01/2028(b)	300,000	301,997
Churchill Downs, Inc., 4.75%, 01/15/2028(b)	82,000	85,858
Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028	47,000	47,764
MGM Resorts International, 4.75%, 10/15/2028(c)	87,000	91,467
Station Casinos LLC, 4.50%, 02/15/2028(b)	81,000	81,911
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/2028(b)	62,000	64,234

		906,328

Household Durables-1.52%
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(b)	74,000	75,573
M/I Homes, Inc., 4.95%, 02/01/2028	42,000	44,050
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	46,000	50,982
Williams Scotsman International, Inc., 4.63%, 08/15/2028(b)	60,000	62,325

		232,930

Household Products-0.48%
Energizer Holdings, Inc., 4.75%, 06/15/2028(b)	72,000	74,070

Independent Power and Renewable Electricity Producers-3.40%
Calpine Corp.
4.50%, 02/15/2028(b)	158,000	162,937
5.13%, 03/15/2028(b)	173,000	176,244
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	89,000	94,336
TerraForm Power Operating LLC, 5.00%, 01/31/2028(b)	82,000	88,691

		522,208

Interactive Media & Services-2.15%
Cars.com, Inc., 6.38%, 11/01/2028(b)	51,000	54,430
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	62,000	64,818
Nexstar Media, Inc., 4.75%, 11/01/2028(b)(c)	122,000	127,005
Rackspace Technology Global, Inc., 5.38%, 12/01/2028(b)(c)	85,000	84,245

		330,498

Internet & Direct Marketing Retail-0.26%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/2028(b)(c)	40,000	39,861

IT Services-3.49%
Ahead DB Holdings LLC, 6.63%, 05/01/2028(b)	50,000	50,937
Arches Buyer, Inc., 4.25%, 06/01/2028(b)	82,000	83,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

191

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2021

	Principal Amount	Value
IT Services-(continued)
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(b)	$90,000	$92,885
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	100,000	101,788
ION Trading Technologies S.a.r.l. (Luxembourg), 5.75%, 05/15/2028(b)	200,000	206,750

		535,797

Machinery-1.33%
ATS Automation Tooling Systems, Inc. (Canada), 4.13%, 12/15/2028(b)	60,000	61,903
GrafTech Finance, Inc., 4.63%, 12/15/2028(b)	50,000	51,062
Meritor, Inc., 4.50%, 12/15/2028(b)	38,000	38,812
Titan International, Inc., 7.00%, 04/30/2028(b) .	50,000	52,323

		204,100

Media-6.38%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	99,000	103,579
Clear Channel Outdoor Holdings, Inc., 7.75%, 04/15/2028(b)(c)	120,000	125,286
DISH DBS Corp., 7.38%, 07/01/2028(c)	122,000	131,440
GCI LLC, 4.75%, 10/15/2028(b)	104,000	109,200
iHeartCommunications, Inc., 4.75%, 01/15/2028(b)	60,000	62,025
Lamar Media Corp., 3.75%, 02/15/2028	71,000	73,038
National CineMedia LLC, 5.88%, 04/15/2028(b)	42,000	37,144
TEGNA, Inc., 4.63%, 03/15/2028	122,000	126,640
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	211,340

		979,692

Metals & Mining-0.63%
Century Aluminum Co., 7.50%, 04/01/2028(b)	30,000	31,868
Kaiser Aluminum Corp., 4.63%, 03/01/2028(b)	62,000	64,405

		96,273

Oil, Gas & Consumable Fuels-5.35%
Apache Corp., 4.38%, 10/15/2028	121,000	130,728
CVR Energy, Inc., 5.75%, 02/15/2028(b)	42,000	41,536
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)(c)	95,000	95,470
EnLink Midstream LLC, 5.63%, 01/15/2028(b)	60,000	62,788
EQM Midstream Partners L.P., 5.50%, 07/15/2028	97,000	105,973
Hess Midstream Operations L.P., 5.13%, 06/15/2028(b)	67,000	70,266
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	62,000	63,336
Laredo Petroleum, Inc., 10.13%, 01/15/2028	40,000	42,152
Murphy Oil Corp., 6.38%, 07/15/2028(c)	70,000	73,763
Occidental Petroleum Corp., 6.38%, 09/01/2028	71,000	84,121
SM Energy Co., 6.50%, 07/15/2028	50,000	50,306

		820,439

Paper & Forest Products-0.19%
Clearwater Paper Corp., 4.75%, 08/15/2028(b)	28,000	28,783

	Principal Amount	Value
Pharmaceuticals-4.35%
Bausch Health Cos., Inc.
5.00%, 01/30/2028(b)	$148,000	$141,416
4.88%, 06/01/2028(b)	200,000	205,750
Elanco Animal Health, Inc., 5.90%, 08/28/2028	75,000	87,909
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	225,000	232,414

		667,489

Professional Services-1.47%
ASGN, Inc., 4.63%, 05/15/2028(b)	67,000	70,033
KBR, Inc., 4.75%, 09/30/2028(b)	26,000	26,498
Nielsen Finance LLC/Nielsen Finance Co., 5.63%, 10/01/2028(b)	122,000	128,405

		224,936

Real Estate Management & Development-0.21%
Forestar Group, Inc., 5.00%, 03/01/2028(b)	31,000	32,046

Semiconductors & Semiconductor Equipment-0.63%
ON Semiconductor Corp., 3.88%, 09/01/2028(b)	92,000	96,029

Software-2.24%
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	122,000	123,677
Castle US Holding Corp., 9.50%, 02/15/2028(b)	45,000	47,126
Fair Isaac Corp., 4.00%, 06/15/2028(b)	46,000	47,668
MicroStrategy, Inc., 6.13%, 06/15/2028(b)(c)	60,000	61,796
PTC, Inc., 4.00%, 02/15/2028(b)	62,000	64,170

		344,437

Specialty Retail-3.98%
Ambience Merger Sub, Inc., 4.88%, 07/15/2028(b)	40,000	40,283
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	51,000	53,094
Bath & Body Works, Inc., 5.25%, 02/01/2028	52,000	58,315
Carvana Co., 5.88%, 10/01/2028(b)(c)	71,000	74,195
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	66,000	67,258
Ken Garff Automotive LLC, 4.88%, 09/15/2028(b)	30,000	30,988
Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	100,000	102,750
SRS Distribution, Inc., 4.63%, 07/01/2028(b)	80,000	82,540
White Cap Buyer LLC, 6.88%, 10/15/2028(b)	95,000	101,175

		610,598

Technology Hardware, Storage & Peripherals-1.59%
Dell, Inc., 7.10%, 04/15/2028	41,000	53,159
NCR Corp., 5.00%, 10/01/2028(b)	86,000	89,119
Xerox Holdings Corp., 5.50%, 08/15/2028(b)(c)	97,000	101,470

		243,748

Thrifts & Mortgage Finance-0.72%
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/2028(b)	107,000	111,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

192

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)–(continued)

August 31, 2021

	Principal Amount	Value
Trading Companies & Distributors-1.50%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	$70,000	$71,050
H&E Equipment Services, Inc., 3.88%, 12/15/2028(b)	158,000	158,940

		229,990

Wireless Telecommunication Services-2.58%
Sprint Capital Corp., 6.88%, 11/15/2028	303,000	395,344

Total U.S. Dollar Denominated Bonds & Notes (Cost $14,938,282)		15,084,477

	Shares
Money Market Funds-0.38%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $58,424)	58,424	58,424

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.67% (Cost $14,996,706)		15,142,901

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-12.46%
Invesco Private Government Fund, 0.02%(d)(e)(f)	573,554	$573,554
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,337,757	1,338,292

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,911,846)		1,911,846

TOTAL INVESTMENTS IN SECURITIES-111.13% (Cost $16,908,552)		17,054,747

OTHER ASSETS LESS LIABILITIES-(11.13)%		(1,707,640)

NET ASSETS-100.00%		$15,347,107

Investment Abbreviations:

CVR-Contingent Value Rights

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $12,304,896, which represented 80.18% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$3,809,636	$(3,751,212)	$-	$-	$58,424	$32

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	107,783	(107,783)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	3,712,871	(3,139,317)	-	-	573,554	44	*

Invesco Private Prime Fund	-	5,879,440	(4,541,163)	-	15	1,338,292	623	*

Total	$-	$13,509,730	$(11,539,475)	$-	$15	$1,970,270	$699

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

193

Invesco BulletShares 2021 Municipal Bond ETF (BSML)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-95.23%
Alaska-0.06%
Anchorage (City of), AK Municipality, Series 2007 B, Ref. GO Bonds, (INS - NATL)(a)	5.00%	09/01/2021	$25	$25,000

Arizona-1.74%
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2019 A, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(b)(c)	0.01%	02/01/2048	600	600,000
Salt River Project Agricultural Improvement & Power District, Series 2011 A, Ref. RB(d)	5.00%	12/01/2026	100	101,201

				701,201

Arkansas-0.09%
University of Arkansas (Fayetteville Campus), Series 2011 A, RB(d)(e)	4.63%	11/01/2021	35	35,260

California-16.43%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities), Series 2011, Ref. RB	6.13%	07/01/2041	150	150,551
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare), Series 2009 D, VRD RB, (LOC - Citibank N.A.)(b)(c)	0.01%	08/01/2035	500	500,000
Bay Area Toll Authority, Series 2007 A2, VRD RB, (LOC - The Bank of Tokyo - Mitsubishi UFJ, Ltd)(b)(c)	0.01%	04/01/2047	150	150,000
Bay Area Toll Authority, Series 2008 E1, Ref. VRD RB(b)	0.01%	04/01/2045	850	850,000
Bay Area Toll Authority, Series 2019 B, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(b)(c)	0.01%	04/01/2053	250	250,000
California (State of), Series 2011, GO Bonds	5.00%	09/01/2021	100	100,000
California (State of), Series 2011, GO Bonds(d)(e)	5.25%	09/01/2021	125	125,000
California (State of), Series 2011, GO Bonds(d)(e)	5.00%	09/14/2021	100	100,164
California (State of), Series 2011, GO Bonds	5.00%	10/01/2021	235	235,935
California (State of), Series 2011, GO Bonds	5.00%	10/01/2024	130	130,513
California (State of), Series 2011, GO Bonds	5.25%	10/01/2024	75	75,311
California (State of), Series 2011, Ref. GO Bonds	5.00%	09/01/2021	175	175,000
California (State of), Series 2011, Ref. GO Bonds(d)(e)	5.25%	09/14/2021	600	601,031
California (State of), Series 2011, Ref. GO Bonds(d)(e)	5.25%	09/14/2021	170	170,292
California (State of), Series 2013 B, Ref. GO Bonds	5.00%	09/01/2021	5	5,000
California (State of), Series 2013, GO Bonds	5.00%	10/01/2021	10	10,040
California (State of), Series 2014, GO Bonds	5.00%	12/01/2021	25	25,305
California (State of), Series 2016 C, Ref. GO Bonds	5.00%	09/01/2021	125	125,000
California (State of), Series 2016, Ref. GO Bonds(d)(e)	5.00%	09/14/2021	100	100,164
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2021	20	20,080
California (State of) Department of Water Resources (Central Valley), Series 2017, Ref. RB	5.00%	12/01/2021	100	101,223
California (State of) Public Works Board, Series 2011 D, RB(d)	5.00%	12/01/2031	140	141,663
California (State of) Public Works Board, Series 2011 G, RB(d)(e)	5.00%	12/01/2021	40	40,485
California (State of) Public Works Board, Series 2011 G, RB(d)(e)	5.00%	12/01/2021	75	75,910
California (State of) Public Works Board, Series 2014 A, RB	5.00%	09/01/2021	160	160,000
California (State of) Public Works Board, Series 2015 E, Ref. RB	5.00%	09/01/2021	100	100,000
California (State of) Public Works Board (Judicial Council of California), Series 2011 D, RB(d)	5.00%	12/01/2021	125	126,485
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2021	150	151,217
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2021	105	105,852
Cucamonga Valley Water District, Series 2011 A, Ref. RB(d)(e)	5.25%	09/01/2021	30	30,000
Los Angeles (City of), CA, Series 2011 B, Ref. GO Bonds	5.00%	09/01/2021	25	25,000
Los Angeles (City of), CA, Series 2012 A, Ref. GO Bonds	5.00%	09/01/2021	10	10,000
Orange (County of), CA Water District, Series 2003 A, VRD COP(b)	0.01%	08/01/2042	505	505,000
Sacramento (City of), CA Transportation Authority, Series 2015 A, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(b)(c)	0.01%	10/01/2038	250	250,000
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2011 A, Ref. RB(d)(e)	5.00%	12/01/2021	40	40,485
San Francisco (City & County of), CA, Series 2011 R1, Ref. GO Bonds(d)	5.00%	06/15/2024	100	101,404
San Francisco (City of), CA Public Utilities Commission, Series 2011 A, RB(d)(e)	4.50%	11/01/2021	160	161,156
San Francisco (City of), CA Public Utilities Commission, Series 2011 A, RB(d)(e)	5.00%	11/01/2021	600	604,826

				6,630,092

Colorado-1.05%
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2021	75	76,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

194

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2021	$10	$10,141
Colorado Springs (City of), CO, Series 2011 A, Ref. RB(d)	5.00%	11/15/2021	125	126,231
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2021	200	202,447
Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 2009, Ref. GO Bonds	5.25%	12/15/2021	10	10,148

				425,029

Connecticut-0.91%
Connecticut (State of), Series 2013 A, GO Bonds	5.00%	10/15/2021	45	45,266
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2021	50	50,000
Connecticut (State of), Series 2016 G, Ref. GO Bonds	5.00%	11/01/2021	25	25,203
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2021	35	35,062
Connecticut (State of), Series 2018 F, Ref. GO Bonds	5.00%	09/15/2021	10	10,018
Connecticut (State of) Health & Educational Facilities Authority (Hotchkiss School), Series 2000 A, VRD RB(b)	0.01%	07/01/2030	200	200,000

				365,549

District of Columbia-0.87%
District of Columbia, Series 2011 G, RB(d)(e)	5.00%	12/01/2021	200	202,427
District of Columbia, Series 2011 G, RB	5.00%	12/01/2027	45	45,536
District of Columbia, Series 2011 G, RB	5.00%	12/01/2028	100	101,190

				349,153

Florida-4.58%
Davie (Town of), FL, Series 2011, RB(d)(e)	5.00%	10/01/2021	15	15,059
Jacksonville (City of), FL, Series 2010 B-1, RB(d)	5.00%	10/01/2021	355	356,413
JEA Electric System, Series 2008 3C-1, VRD RB, (LOC - JPMorgan Chase Bank, N.A.) (b)(c)	0.02%	10/01/2034	300	300,000
JEA Water & Sewer System, Series 2008 B, VRD RB(b)	0.02%	10/01/2041	500	500,000
Mid-Bay Bridge Authority, Series 2011 A, RB(d)(e)	7.25%	10/01/2021	300	301,722
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2021	105	105,413
Palm Beach (County of), FL Solid Waste Authority, Series 2011, Ref. RB	5.00%	10/01/2031	75	75,293
Tohopekaliga Water Authority, Series 2011 A, Ref. RB(d)(e)	5.25%	10/01/2021	195	195,810

				1,849,710

Georgia-1.24%
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.), Series 2019 D, VRD RB, (LOC - Truist Bank) (b)(c)	0.02%	07/01/2042	400	400,000
Valdosta & Lowndes (County of), GA Hospital Authority (South Medical Center), Series 2011 B, RB(d)(e)	5.00%	10/01/2021	100	100,395

				500,395

Hawaii-0.61%
Hawaii (State of), Series 2011 EA, Ref. GO Bonds	5.00%	12/01/2021	10	10,122
Hawaii (State of), Series 2011 EA, Ref. GO Bonds	5.00%	12/01/2023	110	111,321
Hawaii (State of), Series 2012 EE, GO Bonds	5.00%	11/01/2021	35	35,284
Hawaii (State of), Series 2012 EF, Ref. GO Bonds	5.00%	11/01/2021	85	85,689
Hawaii (State of), Series 2015, Ref. GO Bonds	5.00%	10/01/2021	5	5,020

				247,436

Illinois-4.78%
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2011 B, GO Bonds	5.00%	12/01/2030	45	45,546
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2011 C, GO Bonds	5.00%	12/01/2031	30	30,364
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	25	25,319
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	60	60,765
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	25	25,319
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	175	177,231
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	50	50,638
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	130	131,658
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	20	20,255
Chicago (City of), IL Transit Authority, Series 2011, RB(d)(e)	5.25%	12/01/2021	75	75,956
Cook (County of), IL, Series 2011 A, Ref. GO Bonds	5.25%	11/15/2024	300	303,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

195

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Development Finance Authority (Chicago Horticultural), Series 1999, VRD RB, (LOC - BMO Harris Bank, N.A.)(b)(c)	0.01%	01/01/2029	$200	$200,000
Illinois (State of) Finance Authority (Trinity Health), Series 2011 L, RB(d)(e)	5.00%	12/01/2021	310	313,761
Illinois (State of) Finance Authority (University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2021	110	110,434
Illinois (State of) Toll Highway Authority, Series 2014 A, Ref. RB	5.00%	12/01/2021	15	15,182
McLean & Woodford Counties Community Unit School District No. 5, Series 2017 A, Ref. GO Bonds	4.00%	12/01/2021	340	343,233

				1,928,733

Indiana-2.01%
Indiana (State of) Finance Authority, Series 2011 A, RB(d)(e)	5.25%	10/01/2021	60	60,247
Indiana (State of) Finance Authority (University Health), Series 2016 A, Ref. RB	5.00%	12/01/2021	50	50,603
Indianapolis (City of), IN, Series 2008, VRD RB, (LOC - Fannie Mae)(b)(c)	0.02%	05/15/2038	700	700,000

				810,850

Iowa-0.50%
Iowa (State of) Finance Authority (Unitypoint Health), Series 2018 C, Ref. VRD RB(b)	0.01%	11/15/2041	200	200,000

Kansas-0.05%
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2011 A, Ref. RB(d)(e)	5.00%	09/01/2021	20	20,000

Kentucky-0.74%
Kentucky (State of) Property & Building Commission (No. 112), Series 2016 B, Ref. RB	5.00%	11/01/2021	50	50,405
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2011 A, VRD RB, (LOC - PNC Bank, N.A.)(b)(c)	0.01%	10/01/2039	250	250,000

				300,405

Louisiana-0.99%
Louisiana (State of) Public Facilities Authority (CHRISTUS Health), Series 2009 B-3, Ref. VRD RB,
(LOC - Bank of New York Mellon (The))(b)(c)	0.02%	07/01/2047	400	400,000

Maryland-2.41%
Maryland (State of) Department of Transportation, Series 2016, RB	5.00%	11/01/2021	150	151,217
Maryland (State of) Health & Higher Educational Facilities Authority, Series 2012 B, RB(d)(e)	5.00%	11/15/2021	10	10,100
Maryland (State of) Health & Higher Educational Facilities Authority (Anne Arundel Health System), Series 2009 B, VRD RB, (LOC - Bank of America, N.A.)(b)(c)	0.02%	07/01/2043	300	300,000
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System), Series 2007 A, VRD RB, (LOC - Wells Fargo Bank, N.A.)(b)(c)	0.02%	07/01/2034	400	400,000
Montgomery (County of), MD (Trinity Health), Series 2011, Ref. RB(d)(e)	5.00%	12/01/2021	85	86,031
Prince George’s (County of), MD, Series 2011 B, Ref. GO Bonds(d)(e)	5.00%	09/15/2021	25	25,044

				972,392

Massachusetts-5.66%
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds(d)(e)	4.00%	10/01/2021	200	200,630
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds(d)(e)	4.25%	10/01/2021	20	20,067
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds(d)(e)	5.00%	10/01/2021	100	100,395
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds(d)(e)	5.00%	10/01/2021	25	25,099
Massachusetts (Commonwealth of), Series 2014 A, GO Bonds(d)(e)	4.25%	12/01/2021	100	101,028
Massachusetts (Commonwealth of), Series 2016 C, Ref. GO Bonds	5.00%	10/01/2021	250	250,999
Massachusetts (Commonwealth of) Health & Educational Facilities Authority, Series 2010 A, RB	5.00%	12/15/2021	200	202,837
Massachusetts (Commonwealth of) School Building Authority, Series 2011 B, RB(d)(e)	5.00%	10/15/2021	200	201,172
Massachusetts (Commonwealth of) School Building Authority, Series 2011 B, RB(d)(e)	5.25%	10/15/2021	100	100,616
Massachusetts (State of) Bay Transportation Authority, Series 2017, RB	4.00%	12/01/2021	515	520,001
Massachusetts (State of) Water Resources Authority, Series 2008 C2, Ref. VRD RB(b)	0.01%	11/01/2026	550	550,000
University of Massachusetts Building Authority, Series 2015-2, Ref. RB	5.00%	11/01/2021	10	10,081

				2,282,925

Michigan-0.98%
Michigan (State of) Building Authority, Series 2011 A, Ref. RB(d)(e)	5.20%	10/15/2021	25	25,152
Michigan (State of) Building Authority, Series 2011, Ref. RB(d)(e)	5.38%	10/15/2021	45	45,284
Michigan (State of) Building Authority (Facilities Program), Series 2011 A, Ref. RB(d)(e)	5.38%	10/15/2021	30	30,189
Michigan (State of) Finance Authority (Clean Water Revolving Fund), Series 2011, Ref. RB	5.00%	10/01/2021	50	50,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

196

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Michigan (State of) Finance Authority (Trinity Health Corp.), Series 2015, Ref. RB	5.00%	12/01/2021	$220	$222,686
Michigan (State of) Strategic Fund (Cadillac Place Office Building), Series 2011, RB	5.25%	10/15/2031	20	20,122

				393,632

Minnesota-1.73%
Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Allina Health System), Series 2009 B-2, VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(b)(c)	0.01%	11/15/2035	400	400,000
Minneapolis (City of), MN (Fairview Health), Series 2018 B, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(b)(c)	0.02%	11/15/2048	300	300,000

				700,000

Missouri-0.92%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2021	145	146,532
Missouri (State of) Health & Educational Facilities Authority (Washington University), Series 2000 B, VRD RB(b)	0.01%	03/01/2040	200	200,000
Missouri (State of) Health & Educational Facilities Authority (Washington University), Series 2011 B, RB(d)(e)	5.00%	11/15/2021	25	25,249

				371,781

Nebraska-0.32%
Nebraska (State of) Investment Finance Authority, Series 2017 C, VRD RB, (CEP - GNMA)(b)	0.02%	09/01/2047	125	125,000
West Haymarket Joint Public Agency, Series 2011, GO Bonds(d)(e)	4.25%	12/15/2021	5	5,059

				130,059

Nevada-1.06%
Clark (County of), NV, Series 2016 A, Ref. GO Bonds	5.00%	11/01/2021	425	428,433

New Jersey-0.87%
New Jersey (State of) Educational Facilities Authority, Series 2006 B, Ref. VRD RB(b)	0.01%	07/01/2031	200	200,000
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health), Series 2009 B, VRD RB, (LOC - JP Morgan Chase Bank N.A.)(b)(c)	0.01%	07/01/2043	100	100,000
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.25%	12/15/2021	50	50,719

				350,719

New Mexico-0.50%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008 B, VRD RB(b)	0.02%	08/01/2034	200	200,000

New York-23.57%
Battery Park (City of), NY Authority, Series 2019 D-1, Ref. VRD RB(b)	0.02%	11/01/2038	500	500,000
Dutchess (County of), NY Industrial Development Agency (Marist College Civic Facility), Series 2008 A, VRD RB, (LOC - TD Bank, N.A.)(b)(c)	0.02%	07/01/2038	300	300,000
Metropolitan Transportation Authority, Series 2012 F, Ref. RB	5.00%	11/15/2021	400	403,937
Metropolitan Transportation Authority, Series 2014 C, RB	5.00%	11/15/2021	295	297,904
Nassau (County of), NY Industrial Development Agency, Series 1999, Ref. VRD RB(b)	0.01%	01/01/2034	300	300,000
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.00%	12/01/2021	25	25,240
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2021	520	526,282
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2021	25	25,146
New York (City of), NY, Series 1993 E-3, GO Bonds	5.00%	08/01/2023	10	10,039
New York (City of), NY, Series 1994 A-4, GO Bonds	5.00%	08/01/2023	35	35,137
New York (City of), NY, Series 2010 DD, VRD RB(b)	0.01%	06/15/2043	550	550,000
New York (City of), NY, Series 2011 D-1, GO Bonds(d)(e)	5.00%	10/01/2021	50	50,198
New York (City of), NY, Series 2013 AA1, VRD RB(b)	0.01%	06/15/2050	300	300,000
New York (City of), NY Industrial Development Agency (Liberty 123 Wash), Series 2007, VRD RB(b)	0.01%	10/01/2042	435	435,000
New York (City of), NY Municipal Water Finance Authority, Series 2012 CC, Ref. RB	5.00%	06/15/2045	10	10,139
New York (City of), NY Municipal Water Finance Authority, Series 2014 AA-6, VRD RB(b)	0.01%	06/15/2048	200	200,000
New York (City of), NY Transitional Finance Authority, Series 2011 A, RB(d)(e)	5.00%	11/01/2021	25	25,201
New York (City of), NY Transitional Finance Authority, Series 2011 A, RB(d)(e)	5.00%	11/01/2021	20	20,161
New York (City of), NY Transitional Finance Authority, Series 2012 C-4, VRD RB(b)	0.01%	11/01/2036	300	300,000
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2021	40	40,324
New York (City of), NY Transitional Finance Authority, Series 2018 B4, VRD RB(b)	0.01%	08/01/2042	260	260,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

197

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Water & Sewer System, Series 2016 CC, Ref. RB	5.00%	06/15/2023	$50	$50,700
New York (State of) Dormitory Authority, Series 2012 A, Ref. RB	5.00%	12/15/2021	215	218,043
New York (State of) Dormitory Authority, Series 2016 A, Ref. RB	5.00%	10/01/2021	150	150,596
New York (State of) Dormitory Authority (Columbia University), Series 2012 A, RB	5.00%	10/01/2021	100	100,399
New York (State of) Dormitory Authority (Rockefeller University), Series 2008 A, VRD RB(b)	0.01%	07/01/2039	300	300,000
New York (State of) Energy Research & Development Authority (Con Edison), Series 2005 A-3, VRD RB(b)	0.02%	05/01/2039	200	200,000
New York (State of) Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.), Series 2005 A-2, VRD RB, (LOC - Mizuho Bank Ltd.)(b)(c)	0.02%	05/01/2039	400	400,000
New York (State of) Municipal Bond Bank Agency, Series 2012, RB	5.00%	12/01/2021	55	55,673
New York (State of) Power Authority, Series 2011 A, RB(d)(e)	5.00%	11/15/2021	10	10,100
New York (State of) Thruway Authority, Series 2012 A, Ref. RB(d)(e)	5.00%	09/15/2021	200	200,351
New York (State of) Thruway Authority, Series 2012 A, Ref. RB(d)(e)	5.00%	09/15/2021	45	45,079
New York (State of) Thruway Authority, Series 2012 A, Ref. RB(d)(e)	5.00%	09/15/2021	25	25,044
New York (State of) Thruway Authority, Series 2012 A, Ref. RB(d)(e)	5.00%	09/15/2021	90	90,158
New York (State of) Thruway Authority, Series 2012 A, Ref. RB(d)(e)	5.00%	09/15/2021	35	35,061
New York City Health and Hospitals Corp., Series 2008 B, VRD RB(b)	0.02%	02/15/2031	500	500,000
New York City Health and Hospitals Corp., Series 2008 D, VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(b)(c)	0.02%	02/15/2026	200	200,000
New York City Housing Development Corp. (Sustainable Neighborhood), Series 2017 G3, VRD RB(b)	0.02%	11/01/2057	300	300,000
New York Liberty Development Corp. (4 World Trade Center), Series 2011, Ref. RB(d)(e)	5.00%	11/15/2021	55	55,547
New York State Urban Development Corp., Series 2004, VRD RB(b)	0.02%	03/15/2033	300	300,000
New York State Urban Development Corp., Series 2008 A-5, Ref. VRD RB(b)	0.01%	01/01/2030	500	500,000
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(d)	5.00%	10/15/2021	400	402,345
Triborough Bridge & Tunnel Authority, Series 2012 B, Ref. RB	4.00%	11/15/2021	85	85,679
Triborough Bridge & Tunnel Authority, Series 2012 B, Ref. RB	5.00%	11/15/2021	470	474,706
Trust for Cultural Resources of The City of New York (The) (The New York Botanical), Series 2009 A, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(b)(c)	0.02%	07/01/2032	200	200,000

				9,514,189

North Carolina-1.95%
Cary (Town of), NC, Series 2006, VRD GO Bonds(b)	0.02%	06/01/2027	250	250,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2007 C, Ref. VRD RB(b)	0.01%	01/15/2037	300	300,000
North Carolina (State of), Series 2011 B, Ref. RB	5.00%	11/01/2021	235	236,902

				786,902

Ohio-2.73%
Franklin (County of), OH (Nationwide Children’s Hospital), Series 2017 B, Ref. VRD RB(b)	0.01%	11/01/2052	200	200,000
Lucas (County of), OH (ProMedica Healthcare System), Series 2011 A, RB(d)(e)	6.50%	11/15/2021	200	202,586
Ohio (State of), Series 2004 A, Ref. VRD GO Bonds, (LOC - TD Bank, N.A.)(b)(c)	0.01%	02/01/2023	100	100,000
Ohio (State of), Series 2010 A, Ref. GO Bonds	5.00%	09/15/2021	50	50,089
Ohio (State of), Series 2014 A, Ref. GO Bonds	5.00%	09/15/2021	15	15,027
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, VRD RB(b)	0.01%	12/01/2036	535	535,000

				1,102,702

Oklahoma-0.14%
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools), Series 2012, RB	4.50%	09/01/2021	55	55,000

Oregon-0.75%
Oregon (State of) Department of Transportation, Series 2017 C, Ref. RB	5.00%	11/15/2021	300	303,010

Pennsylvania-1.57%
Central Bradford Progress Authority (Guthrie Healthcare System), Series 2011, RB(d)(e)	5.50%	12/01/2021	45	45,596
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group), Series 2019 D, Ref. VRD RB(b)	0.04%	06/01/2037	200	200,000
Pennsylvania (Commonwealth of), Series 2011, GO Bonds(d)(e)	5.00%	11/15/2021	35	35,348
Pennsylvania (Commonwealth of), Series 2011, GO Bonds(d)(e)	5.00%	11/15/2021	45	45,448
Pennsylvania (Commonwealth of), Series 2011, GO Bonds(d)(e)	5.00%	11/15/2021	250	252,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

198

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of), Series 2013, GO Bonds	5.00%	10/15/2021	$15	$15,089
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2011 A, RB(d)	5.00%	12/01/2021	40	40,485

				634,454

Rhode Island-0.06%
Rhode Island Health and Educational Building Corp. (Brown University), Series 2012, RB	5.00%	09/01/2021	25	25,000

South Carolina-1.13%
South Carolina (State of) Public Service Authority, Series 2011 B, Ref. RB(d)	5.00%	12/01/2021	20	20,240
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2021	20	20,242
South Carolina (State of) Public Service Authority, Series 2015 C, Ref. RB	5.00%	12/01/2021	35	35,423
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2011 B, Ref. RB(d)	4.00%	12/01/2021	175	176,669
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2011 C, Ref. RB(d)(e)	5.00%	12/01/2021	200	202,401

				454,975

Tennessee-0.26%
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment), Series 2011 B, RB(d)(e)	5.25%	11/01/2021	50	50,423
Tennessee (State of) School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2021	55	55,445

				105,868

Texas-6.74%
Austin (City of), TX, Series 2010, Ref. GO Bonds	5.00%	09/01/2021	55	55,000
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2021	375	378,740
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 D, Ref. RB	5.25%	11/01/2024	100	100,830
Dallas-Fort Worth (Cities of), TX International Airport, Series 2012 C, Ref. RB	5.00%	11/01/2031	100	100,782
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020, Ref. RB	5.00%	11/01/2021	300	302,403
Harris (County of), TX Flood Control District, Series 2008 A, Ref. RB	5.25%	10/01/2021	200	200,836
Houston (City of), TX, Series 2011 D, RB(d)(e)	5.00%	11/15/2021	65	65,647
Houston (City of), TX, Series 2012 F, Ref. RB(d)(e)	5.00%	11/15/2021	55	55,547
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2008 C1, Ref. VRD RB(b)	0.02%	07/01/2047	350	350,000
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2008 C-4, Ref. VRD RB, (LOC - Bank of Montreal)(b)(c)	0.02%	07/01/2047	400	400,000
Texas (State of), Series 2014 D, VRD GO Bonds(b)	0.03%	06/01/2045	280	280,000
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2021	70	70,279
Texas (State of), Series 2019, VRD GO Bonds(b)	0.02%	06/01/2050	300	300,000
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2021	60	60,239

				2,720,303

Utah-0.74%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 E, VRD RB(b)	0.02%	05/15/2051	300	300,000

Virginia-1.39%
Fairfax (County of), VA Economic Development Authority (Smithsonian Institution), Series 2003 A, VRD RB(b)	0.01%	12/01/2033	200	200,000
Fairfax (County of), VA Economic Development Authority (Smithsonian Institution), Series 2003 B, VRD RB(b)	0.02%	12/01/2033	350	350,000
Virginia (State of) College Building Authority, Series 2012 A, Ref. RB(d)	5.00%	09/01/2021	5	5,000
Virginia (State of) College Building Authority, Series 2012 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	09/01/2021	5	5,000

				560,000

Washington-1.31%
King (County of), WA, Series 2019 A, Ref. VRD GO Bonds(b)	0.01%	01/01/2046	100	100,000
Tacoma (Port of), WA, Series 2008 B, VRD RB, (LOC - Bank of America, N.A.)(b)(c)	0.02%	12/01/2044	400	400,000
Washington (State of), Series 2013 C, RB	5.00%	09/01/2021	30	30,000

				530,000

West Virginia-0.12%
West Virginia University, Series 2011 B, RB(d)(e)	5.00%	10/01/2021	50	50,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

199

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-1.67%
University of Wisconsin Hospitals & Clinics, Series 2018 B, Ref. VRD RB(b)	0.01%	04/01/2048	$400	$400,000
Wisconsin (State of), Series 2011 2, Ref. GO Bonds	5.00%	11/01/2021	35	35,283
Wisconsin (State of), Series 2011, Ref. GO Bonds	4.00%	11/01/2021	35	35,226
Wisconsin (State of), Series 2016 1, Ref. GO Bonds	5.00%	11/01/2021	200	201,619

				672,128

TOTAL INVESTMENTS IN SECURITIES(f)-95.23% (Cost $38,417,969)				38,433,483
OTHER ASSETS LESS LIABILITIES-4.77%				1,925,574

NET ASSETS-100.00%				$40,359,057

Investment Abbreviations:

CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GNMA	-Government National Mortgage Association
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2021.

(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

200

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.66%
Arizona-1.00%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2013 A, RB(a)(b)	5.00%	07/01/2022	$360	$374,641
Salt River Project Agricultural Improvement & Power District, Series 2012 A, Ref. RB	5.00%	12/01/2030	35	36,241
Salt River Project Agricultural Improvement & Power District, Series 2012 A, Ref. RB	5.00%	12/01/2031	115	119,061

				529,943

Arkansas-0.39%
Springdale School District No. 50, Series 2017, Ref. GO Bonds	4.00%	06/01/2040	200	204,886

California-15.49%
Bay Area Toll Authority (San Francisco Bay Area), Series 2012 F-1, RB(a)(b)	5.00%	04/01/2022	75	77,146
California (State of), Series 2011, Ref. GO Bonds	5.25%	09/01/2022	530	557,317
California (State of), Series 2012, GO Bonds	5.00%	04/01/2042	100	102,733
California (State of), Series 2012, Ref. GO Bonds	5.25%	02/01/2029	180	183,832
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2022	100	105,717
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2022	145	149,144
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2022	200	212,246
California (State of) (Bid Group B), Series 2016, Ref. GO Bonds	5.00%	08/01/2022	65	67,922
California (State of) Department of Water Resources, Series 2013 AM, RB	5.00%	12/01/2022	160	169,817
California (State of) Department of Water Resources, Series 2015 O, Ref. RB(a)	5.00%	05/01/2022	400	413,086
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2022	500	530,679
California (State of) Public Works Board, Series 2012 A, RB(a)	5.00%	04/01/2027	50	51,416
California (State of) Public Works Board, Series 2012 G, Ref. RB	5.00%	11/01/2037	155	163,262
California (State of) Public Works Board (Department of Corrections & Rehabilitation), Series 2012, Ref. RB(a)	5.00%	06/01/2027	100	103,636
California (State of) Public Works Board (Various Capital), Series 2012 A, RB(a)	5.00%	04/01/2026	155	159,388
California (State of) Public Works Board (Various Capital), Series 2012 G, Ref. RB	5.00%	11/01/2030	135	142,310
California (State of) Statewide Communities Development Authority (Episcopal Communities and Services), Series 2012, Ref. RB	5.00%	05/15/2047	100	102,245
California State University, Series 2012 A, RB(a)(b)	5.00%	11/01/2022	350	369,986
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(b)(c)	5.00%	08/01/2050	35	36,524
Coachella Valley Unified School District (2005 Election), Series 2012 D, GO Bonds(a)(b)	5.00%	08/01/2022	245	256,010
Los Angeles (City of), CA, Series 2012 B, Ref. RB	5.00%	06/01/2031	145	150,098
Los Angeles (City of), CA, Series 2012 C, Ref. RB	5.00%	06/01/2025	135	139,871
Los Angeles (City of), CA Department of Water & Power, Series 2012 A, RB	5.00%	07/01/2043	200	207,745
Los Angeles (City of), CA Department of Water & Power, Series 2013 A, RB	5.00%	07/01/2022	100	104,095
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 B, Ref. RB	5.00%	07/01/2022	30	31,229
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2022	205	213,413
Metropolitan Water District of Southern California, Series 2012 G, Ref. RB	5.00%	07/01/2028	40	41,628
Metropolitan Water District of Southern California, Series 2017 B, Ref. RB	5.00%	08/01/2022	135	140,551
Mount Diablo Unified School District (2010 Election), Series 2012 E, GO Bonds	5.00%	06/01/2037	300	312,581
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2012 A, RB(a)(b)	5.00%	04/15/2022	1,000	1,030,526
San Diego (County of), CA Regional Transportation Commission, Series 2012 A, RB(a)(b)	5.00%	04/01/2022	100	102,861
San Diego Unified School District, Series 2020 D-2, GO Bonds	5.00%	07/01/2022	150	156,156
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2012, Ref. RB	5.00%	05/01/2027	115	118,672
San Francisco (City of), CA Public Utilities Commission, Series 2012, RB(a)(b)	5.00%	05/01/2022	1,000	1,032,715
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2022	100	104,448
South Carolina (State of) Public Service Authority, Series 2015 A, Ref. RB	5.00%	07/01/2022	155	161,334
University of California, Series 2012 G, RB(a)(b)	5.00%	05/15/2022	5	5,171
University of California, Series 2012 G, RB(a)	5.00%	05/15/2037	10	10,346
University of California, Series 2012, RB(a)	5.00%	05/15/2024	165	170,714
Ventura (County of), CA Public Financing Authority, Series 2013 A, RB(a)(b)	4.00%	11/01/2022	60	62,728

				8,251,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

201

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-1.25%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2022	$100	$106,312
Denver City & County School District No. 1, Series 2021, GO Bonds	5.00%	12/01/2022	500	530,744
Regional Transportation District (Fastracks), Series 2012 A, RB(a)(b)	5.00%	11/01/2022	25	26,421

				663,477

Connecticut-0.69%
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2017 A-1, Ref. RB(b)	5.00%	07/01/2042	200	208,173
South Central Connecticut Regional Water Authority, Series 2012, Ref. RB(a)(b)	5.00%	08/01/2022	150	156,712

				364,885

District of Columbia-0.87%
District of Columbia, Series 2012 C, RB	5.00%	12/01/2026	115	121,877
District of Columbia, Series 2012 C, RB	5.00%	12/01/2029	150	158,931
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2014 A, Ref. RB	5.00%	10/01/2053	180	184,400

				465,208

Florida-8.25%
Citizens Property Insurance Corp., Series 2015 A-1, RB	5.00%	06/01/2022	100	101,202
Florida (State of), Series 2012 C, Ref. GO Bonds	4.00%	06/01/2030	100	102,812
Florida (State of) (Capital Outlay), Series 2012 C, Ref. GO Bonds	4.00%	06/01/2026	700	720,167
Florida (State of) (Capital Outlay), Series 2013 B, Ref. GO Bonds	4.00%	06/01/2026	360	370,371
Florida (State of) Municipal Power Agency (St. Lucie), Series 2012 A, RB	5.00%	10/01/2026	175	184,140
JEA Water & Sewer System, Series 2017 A, Ref. RB	3.25%	10/01/2036	100	102,283
Miami-Dade (County of), FL, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	500	526,396
Miami-Dade (County of), FL, Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	100	105,279
Miami-Dade (County of), FL Expressway Authority, Series 2013 A, RB	5.00%	07/01/2029	1,000	1,038,638
Miami-Dade (County of), FL Transit System, Series 2012, RB(a)(b)	5.00%	07/01/2022	1,000	1,040,669
Volusia County School Board, Series 2019, COP	5.00%	08/01/2022	100	104,439

				4,396,396

Georgia-1.33%
Albany-Dougherty (County of), GA Hospital Authority, Series 2012, RB	4.00%	12/01/2042	25	25,855
Georgia (State of), Series 2012 A, GO Bonds	5.00%	07/01/2024	80	83,235
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2022	50	51,827
Gwinnett County School District, Series 2010, Ref. GO Bonds	5.00%	02/01/2022	535	545,928

				706,845

Guam-3.02%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(d)	5.00%	10/01/2027	535	561,036
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(d)	5.00%	10/01/2030	1,000	1,047,056

				1,608,092

Illinois-1.92%
Chicago (City of), IL, Series 2012, RB	5.00%	11/01/2042	200	209,643
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB(a)	5.00%	01/01/2022	215	218,488
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2022	100	105,881
Illinois (State of), Series 2013, RB	5.00%	06/15/2022	100	103,786
Illinois (State of), Series 2016 C, Ref. RB	5.00%	06/15/2022	105	108,975
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2022	100	102,382
Springfield (City of), IL, Series 2012, Ref. RB(a)(b)	5.00%	03/01/2022	170	174,149

				1,023,304

Indiana-0.61%
Indiana (State of) Finance Authority (University Health), Series 2016 A, Ref. RB	5.00%	12/01/2022	110	116,663
Indianapolis (City of), IN Department of Public Utilities, Series 2020 A, Ref. RB	5.00%	08/15/2022	200	209,354

				326,017

Louisiana-0.19%
Louisiana State Citizens Property Insurance Corp., Series 2015, Ref. RB, (INS - AGM)(d)	5.00%	06/01/2022	100	103,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

202

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-1.16%
Maryland (State of), Series 2014 B, GO Bonds(a)(b)	5.00%	08/01/2022	$100	$104,475
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2022	315	331,766
Montgomery (County of), MD, Series 2014 A, GO Bonds	5.00%	11/01/2022	90	95,167
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2022	80	84,919

				616,327

Massachusetts-3.21%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(d)	5.50%	01/01/2022	200	203,445
Massachusetts (Commonwealth of), Series 2013 A, RB(a)(b)	5.00%	06/15/2022	25	25,962
Massachusetts (Commonwealth of), Series 2014 C, GO Bonds	5.00%	07/01/2022	100	104,112
Massachusetts (Commonwealth of), Series 2014 C, GO Bonds(a)(b)	5.00%	07/01/2022	20	20,813
Massachusetts (Commonwealth of) (Green Bonds), Series 2014 E, GO Bonds	5.00%	09/01/2031	240	251,475
Massachusetts (State of) Bay Transportation Authority, Series 2020, RB	5.00%	07/01/2022	500	520,476
Massachusetts (State of) Development Finance Agency (Partners Healthcare System), Series 2017, Ref. RB	5.00%	07/01/2022	200	208,122
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	08/15/2022	5	5,228
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	08/15/2022	70	73,266
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB	5.00%	08/15/2024	245	256,265
Massachusetts Clean Water Trust (The), Series 2014, Ref. RB	5.00%	08/01/2022	40	41,802

				1,710,966

Michigan-1.38%
Michigan (State of) Finance Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/01/2022	210	217,684
Michigan (State of) Hospital Finance Authority (Trinity Health Credit Group), Series 2009 B, RB(a)(b)	5.00%	06/01/2022	500	518,102

				735,786

Minnesota-0.49%
Minnesota (State of), Series 2016 D, Ref. GO Bonds	5.00%	08/01/2022	250	261,263

Missouri-0.31%
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2022	160	167,223

Nebraska-0.47%
Central Plains Energy Project (No. 3), Series 2012, RB(b)(c)	5.00%	09/01/2042	240	251,301

Nevada-2.96%
Clark (County of), NV, Series 2012, Ref. GO Bonds	4.00%	06/01/2030	200	205,547
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2022	325	337,546
Las Vegas Valley Water District, Series 2012 B, GO Bonds	5.00%	06/01/2037	1,000	1,034,388

				1,577,481

New Jersey-2.74%
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2022	220	228,243
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.25%	12/15/2022	135	143,682
New Jersey (State of) Transportation Trust Fund Authority, Series 2012 A, RB(a)	5.00%	06/15/2042	100	103,728
New Jersey (State of) Transportation Trust Fund Authority, Series 2012 AA, RB(a)	4.00%	06/15/2030	55	56,619
New Jersey (State of) Transportation Trust Fund Authority, Series 2012 AA, RB(a)	4.00%	06/15/2031	25	25,736
New Jersey (State of) Transportation Trust Fund Authority, Series 2012 AA, RB(a)	5.00%	06/15/2038	265	274,878
New Jersey (State of) Turnpike Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2022	100	104,067
New Jersey (State of) Turnpike Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2022	195	202,930
New Jersey (State of) Turnpike Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2022	210	218,540
North Hudson Sewerage Authority, Series 2012 A, COP(a)(b)	5.00%	06/01/2022	100	103,620

				1,462,043

New York-18.52%
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	135	141,592
Long Island (City of), NY Power Authority, Series 2012 A, RB	5.00%	09/01/2037	265	277,397
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2027	200	211,380
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2031	250	264,103
Metropolitan Transportation Authority, Series 2012 D, Ref. RB	5.00%	11/15/2025	200	210,901
Metropolitan Transportation Authority, Series 2012 E, RB	4.00%	11/15/2038	185	192,252
Metropolitan Transportation Authority, Series 2014 A-2, RB	5.00%	11/15/2022	25	26,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

203

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Metropolitan Transportation Authority, Series 2015 A-1, RB	5.00%	11/15/2022	$100	$105,752
Nassau (County of), NY, Series 2016 A, Ref. GO Bonds(a)	5.00%	01/01/2022	600	609,770
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.00%	12/01/2026	500	523,446
New York (City of), NY, Series 2012 A-1, GO Bonds(a)(b)	5.00%	10/01/2022	100	105,290
New York (City of), NY, Series 2012 EE, RB	4.00%	06/15/2039	245	251,667
New York (City of), NY, Series 2012 F, Ref. GO Bonds	5.00%	08/01/2027	100	102,034
New York (City of), NY, Series 2012 G-1, GO Bonds(a)(b)	5.00%	04/01/2022	300	308,565
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2022	100	104,496
New York (City of), NY Transitional Finance Authority, Series 2012 C-1, RB	5.00%	11/01/2025	100	105,681
New York (City of), NY Transitional Finance Authority, Series 2012 F1, RB	5.00%	05/01/2034	100	103,200
New York (City of), NY Transitional Finance Authority, Series 2020 A, RB	5.00%	11/01/2022	1,000	1,056,931
New York (State of) Dormitory Authority, Series 2005 A, RB, (INS - AMBAC)(d)	5.50%	05/15/2022	600	622,949
New York (State of) Dormitory Authority, Series 2012 D, RB	5.00%	02/15/2027	100	102,197
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2022	100	102,651
New York (State of) Dormitory Authority, Series 2020 A, RB, (INS - AGM)(d)	5.00%	10/01/2022	1,000	1,053,339
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB	5.00%	09/15/2022	1,000	1,051,054
New York (State of) Power Authority, Series 2011 A, RB(a)	5.00%	11/15/2022	100	105,888
New York (State of) Thruway Authority, Series 2012 I, RB(a)(b)	5.00%	01/01/2022	800	813,005
New York State Environmental Facilities Corp., Series 2012 D, RB	5.00%	06/15/2024	200	207,721
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2022	100	105,759
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	5.00%	10/15/2022	600	632,884
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2022	250	264,610
Utility Debt Securitization Authority, Series 2016 B, Ref. RB	5.00%	12/15/2024	100	106,298

				9,869,250

North Carolina-1.16%
North Carolina (State of) (Garvee), Series 2017, Ref. RB	5.00%	03/01/2022	100	102,443
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2007 C, Ref. RB(a)(b)	5.00%	04/01/2022	400	411,396
North Carolina Medical Care Commission (Novant Health), Series 2013, Ref. RB	4.00%	11/01/2046	100	103,444

				617,283

Ohio-3.73%
Allen (County of), OH (Catholic Health Partners), Series 2012 A, Ref. RB(a)(b)	5.00%	05/01/2022	100	103,258
Columbus (City of), OH, Series 2012 A, GO Bonds(a)(b)	5.00%	08/15/2022	110	115,132
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2022	100	102,864
Hamilton (County of), OH (Christ Hospital), Series 2012, RB(a)(b)	5.00%	06/01/2022	1,000	1,036,204
Ohio (State of), Series 2015 B, GO Bonds(a)(b)	5.00%	06/15/2022	65	67,502
Ohio (State of) (Garvee), Series 2012 1, RB(a)(b)	5.00%	06/15/2022	295	306,236
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group), Series 2012 A, RB(a)(b)	5.00%	01/01/2022	50	50,803
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group), Series 2012 A, RB(a)(b)	5.00%	01/01/2022	200	203,244

				1,985,243

Oklahoma-3.04%
Oklahoma (State of) Turnpike Authority, Series 2017 C, RB(a)(b)	5.00%	01/03/2022	95	96,567
Oklahoma (State of) Turnpike Authority, Series 2020 A, Ref. RB	5.00%	01/01/2022	1,500	1,524,476

				1,621,043

Oregon-0.77%
Hillsboro School District No. 1J, Series 2012, Ref. GO Bonds(a)(b)	4.00%	06/15/2022	200	206,127
Oregon (State of) Department of Transportation, Series 2012 A, Ref. RB(a)(b)	5.00%	11/15/2022	195	206,458

				412,585

Pennsylvania-4.30%
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2012, RB	3.25%	07/01/2032	200	203,968
Pennsylvania (Commonwealth of) , Series 2016, Ref. GO Bonds	5.00%	01/15/2022	90	91,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

204

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University), Series 2012, RB	5.00%	05/01/2037	$400	$411,947
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	105	111,398
Philadelphia (City of), PA, Series 2012, Ref. RB(a)(b)	5.00%	11/01/2022	400	422,502
Pittsburgh (City of), PA, Series 2012 B, GO Bonds(a)(b)	5.00%	09/01/2022	1,000	1,048,724

				2,290,184

Rhode Island-0.84%
Rhode Island Health and Educational Building Corp. (Brown University), Series 2012, RB	5.00%	09/01/2022	425	445,846

Tennessee-1.07%
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2022	400	416,381
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2021 A, Ref. GO Bonds	5.00%	07/01/2022	50	52,048
Wilson (County of), TN, Series 2012, Ref. GO Bonds	5.00%	04/01/2022	100	102,870

				571,299

Texas-8.71%
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 B, RB	5.00%	11/01/2044	200	210,709
Dallas (City of), TX, Series 2012 A, Ref. RB(a)(b)	5.00%	10/01/2022	200	210,558
Dallas (City of), TX, Series 2017, Ref. GO Bonds	5.00%	02/15/2022	100	102,225
Dallas (City of), TX Independent School District, Series 2012, Ref. GO Bonds(a)(b)	4.00%	08/15/2022	500	518,565
Fort Worth Independent School District, Series 2016, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2022	320	327,150
Harris (County of), TX, Series 2012 A, Ref. GO Bonds	5.00%	10/01/2024	360	379,040
Houston (City of), TX, Series 2012 D, Ref. RB(a)(b)	4.00%	11/15/2022	170	177,841
Houston (City of), TX, Series 2012 D, Ref. RB(a)(b)	4.00%	11/15/2022	130	135,996
Lower Colorado River Authority, Series 2012 A, Ref. RB	5.00%	05/15/2039	500	515,957
Lower Colorado River Authority, Series 2020, Ref. RB	5.00%	05/15/2022	200	206,875
Lower Colorado River Authority, Series 2021, Ref. RB	5.00%	05/15/2022	200	206,875
North Central Texas Health Facility Development Corp. (Childrens Medical Center Dallas), Series 2012, RB(a)(b)	5.00%	08/15/2022	100	104,616
North Texas Tollway Authority, Series 2012 B, Ref. RB(a)(b)	5.00%	01/01/2022	100	101,605
San Antonio (City of), TX, Series 2016, Ref. GO Bonds	5.00%	02/01/2022	100	102,043
San Antonio Public Facilities Corp., Series 2012, Ref. RB	4.00%	09/15/2042	500	515,054
Texas (State of), Series 2011, Ref. GO Bonds	5.00%	10/01/2022	100	100,398
Texas (State of), Series 2014 A, Ref. GO Bonds	5.00%	10/01/2022	100	105,334
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2012 A, Ref. RB(a)(b)	5.00%	08/15/2022	250	261,663
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2022	100	106,030
University of Texas Pernanent Fund (Permanent University Fund Boards), Series 2007 B, Ref. RB	5.25%	07/01/2022	240	250,327

				4,638,861

Utah-0.20%
Utah (State of), Series 2020, GO Bonds	5.00%	07/01/2022	100	104,087

Virginia-3.23%
Fairfax (County of), VA Economic Development Authority (Public Uses Complex), Series 2014, Ref. RB	5.00%	05/15/2022	200	206,918
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2012, RB	5.00%	05/15/2040	100	103,300
Hampton Roads Transportation Accountability Commission, Series 2019 A, RB	5.00%	07/01/2022	500	520,219
University of Virginia, Series 2013, RB(a)(b)	5.00%	12/01/2022	500	530,465
Virginia (State of) College Building Authority, Series 2015 D, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2022	355	362,266

				1,723,168

Washington-5.17%
Central Puget Sound Regional Transit Authority, Series 2012 P-1, Ref. RB	5.00%	02/01/2026	150	152,988
Energy Northwest (No. 1), Series 2017 A, Ref. RB	5.00%	07/01/2026	160	166,346
Seattle (Port of), WA, Series 2012 A, Ref. RB	5.00%	08/01/2031	1,000	1,043,255
Washington (State of), Series 2012 C, Ref. GO Bonds	5.00%	07/01/2024	320	332,940
Washington (State of), Series 2012 R, Ref. GO Bonds	5.00%	07/01/2022	200	208,191
Washington (State of), Series 2012, Ref. GO Bonds	3.00%	07/01/2028	40	40,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

205

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Washington (State of) (Senior 520 Corridor Program), Series 2012 F, RB	5.00%	09/01/2022	$150	$157,357
Washington (State of) (Senior 520 Corridor Program), Series 2012 F, RB	5.00%	09/01/2024	500	524,009
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	4.00%	10/01/2034	125	130,030

				2,756,018

Wisconsin-0.19%
Wisconsin (State of), Series 2013 1, Ref. GO Bonds	5.00%	05/01/2022	100	103,275

TOTAL INVESTMENTS IN SECURITIES(e)-98.66% (Cost $52,416,946)				52,564,514
OTHER ASSETS LESS LIABILITIES-1.34%				713,560

NET ASSETS-100.00%				$53,278,074

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security subject to crossover refunding.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp	5.3%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

206

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.94%
Alabama-0.83%
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(a)	5.50%	10/01/2053	$185	$206,995
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts	5.00%	04/01/2023	85	91,367

				298,362

Alaska-0.07%
Alaska (State of), Series 2013 B, GO Bonds	5.00%	08/01/2024	25	26,700

Arizona-0.82%
Arizona (State of) Water Infrastructure Finance Authority (Water Quality), Series 2012 A, Ref. RB(b)(c)	5.00%	10/01/2022	30	31,584
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2023	120	127,750
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2023	100	108,945
Pima (County of), AZ, Series 2016, Ref. RB	5.00%	07/01/2023	25	27,236

				295,515

Arkansas-0.12%
Russellville (City of), AR, Series 2015, Ref. RB(b)(c)	4.00%	07/01/2023	40	42,745

California-17.82%
Alameda (County of), CA Joint Powers Authority, Series 2013 A, RB	5.25%	12/01/2025	65	72,337
Anaheim (City of), CA Housing & Public Improvements Authority, Series 2017 B, Ref. RB	5.00%	10/01/2027	95	101,959
Bay Area Toll Authority, Series 2017 A, Ref. RB	5.00%	04/01/2023	35	37,680
California (State of), Series 2003, GO Bonds	5.25%	02/01/2023	30	32,181
California (State of), Series 2013, Ref. GO Bonds	3.00%	02/01/2025	100	103,910
California (State of), Series 2013, Ref. GO Bonds	5.00%	11/01/2027	90	99,441
California (State of), Series 2013, Ref. GO Bonds	5.00%	09/01/2031	100	109,367
California (State of), Series 2013, Ref. GO Bonds	5.00%	02/01/2032	100	106,651
California (State of), Series 2014, GO Bonds	4.00%	05/01/2023	155	165,017
California (State of), Series 2014, Ref. GO Bonds	5.00%	10/01/2023	80	88,114
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2025	100	110,786
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2027	150	166,287
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2030	50	55,309
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2023	100	109,326
California (State of), Series 2016, GO Bonds	5.00%	09/01/2023	105	115,234
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2029	135	145,291
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2023	110	121,590
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2023	500	555,127
California (State of) Educational Facilities Authority (Occidental College), Series 2013 A, RB(b)(c)	5.00%	10/01/2023	35	38,471
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2023	135	149,630
California (State of) Health Facilities Financing Authority (St. Joseph Health System), Series 2013 A, RB	5.00%	07/01/2026	50	54,482
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	50	55,061
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center Arts), Series 2016 B, Ref. RB	5.00%	07/01/2023	45	48,722
California (State of) Public Works Board, Series 2013 I, RB	5.25%	11/01/2027	65	71,945
California (State of) Public Works Board (University of California - Davidson Library), Series 2013 C, RB(b)(c)	5.00%	03/01/2023	100	107,329
California (State of) Public Works Board (Various State Universities), Series 2013 H, RB(b)(c)	5.00%	09/01/2023	100	109,732
California State University, Series 2013 A, RB(b)(c)	5.00%	11/01/2023	60	66,326
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2023	105	116,063
Desert Community College District (Riverside & Imperial), Series 2018, GO Bonds(b)(c)	5.00%	08/01/2023	100	109,346
East Side Union High School District (Election of 2016), Series 2021 C, GO Bonds	3.00%	08/01/2023	275	290,027
Grossmont-Cuyamaca Community College District, Series 2018, Ref. GO Bonds	5.00%	08/01/2023	125	136,709
Los Angeles (City of), CA Department of Water & Power, Series 2013 A, RB	5.00%	07/01/2027	30	31,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

207

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2029	$565	$614,123
Los Angeles Community College District (Election of 2008), Series 2013 F, GO Bonds(b)(c)	4.00%	08/01/2023	50	53,718
Los Angeles Unified School District, Series 2014 B, Ref. GO Bonds	5.00%	07/01/2023	100	108,984
Los Angeles Unified School District, Series 2016 A, GO Bonds	4.00%	07/01/2023	125	133,944
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2023	185	201,621
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2023	30	33,161
San Bernardino Community College District, Series 2013 A, Ref. GO Bonds(b)(c)	4.00%	08/01/2023	100	107,435
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	5.00%	11/15/2023	100	105,819
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2023	30	32,804
San Diego (County of), CA Water Authority, Series 2015 A, Ref. RB	5.00%	05/01/2023	100	108,107
San Diego Community College District (Election of 2006), Series 2013, GO Bonds(b)(c)	5.00%	08/01/2023	80	87,477
San Diego Unified School District, Series 2004 D-1, Ref. GO Bonds, (INS - NATL)(a)	5.50%	07/01/2023	165	181,268
San Diego Unified School District, Series 2014 R-3, Ref. GO Bonds	5.00%	07/01/2023	100	108,945
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 D, Ref. RB	5.00%	05/01/2023	45	48,640
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2023	45	49,710
San Francisco Community College District, Series 2015, Ref. GO Bonds	5.00%	06/15/2023	100	108,581
San Jose (City of), CA Financing Authority, Series 2013 A, Ref. RB(b)(c)	5.00%	06/01/2023	100	108,441
Tuolumne Wind Project Authority, Series 2016 A, Ref. RB	5.00%	01/01/2023	110	117,211
University of California, Series 2013 AF, RB	5.00%	05/15/2025	90	97,351
University of California, Series 2013 AF, RB	5.00%	05/15/2026	80	86,520
University of California, Series 2013 AI, RB	5.00%	05/15/2038	25	27,002
University of California, Series 2015 I, Ref. RB	5.00%	05/15/2023	175	189,608

				6,391,828

Colorado-1.45%
Adams 12 Five Star Schools, Series 2012, Ref. GO Bonds	4.00%	12/15/2023	185	194,196
Board of Governors of Colorado State University System, Series 2013 E, RB(b)(c)	5.00%	03/01/2023	35	37,549
Colorado (State of) Health Facilities Authority (Catholic Health Initiatives), Series 2013 A, RB(b)(c)	5.25%	01/01/2023	85	90,618
Colorado (State of) Health Facilities Authority (Catholic Health Initiatives), Series 2013 A, RB(b)(c)	5.25%	01/01/2023	95	101,345
Denver (City & County of), CO, Series 2013 B, RB	5.25%	11/15/2032	5	5,528
Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2025	35	37,772
University of Colorado, Series 2012 A-1, Ref. RB(b)(c)	5.00%	06/01/2022	50	51,830

				518,838

Connecticut-1.42%
Connecticut (State of), Series 2012 A, RB	5.00%	01/01/2027	25	26,587
Connecticut (State of), Series 2012 C, Ref. GO Bonds	5.00%	06/01/2023	150	155,495
Connecticut (State of), Series 2013 A, GO Bonds	5.00%	10/15/2027	100	109,981
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2023	20	21,949
Connecticut (State of), Series 2014 E, GO Bonds	5.00%	09/01/2023	25	27,437
Connecticut (State of), Series 2016 A, GO Bonds	5.00%	03/15/2023	10	10,752
Connecticut (State of), Series 2018 F, Ref. GO Bonds	5.00%	09/15/2023	25	27,483
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2023	95	101,381
Connecticut (State of) Municipal Electric Energy Cooperative, Series 2013 A, RB	5.00%	01/01/2038	25	26,435

				507,500

District of Columbia-0.83%
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2026	50	54,134
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2027	105	113,623
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2028	20	21,639
District of Columbia Water & Sewer Authority, Series 2013 A, RB(b)(c)	5.00%	10/01/2023	100	110,071

				299,467

Florida-2.64%
Florida (State of), Series 2019 A, Ref. GO Bonds	5.00%	07/01/2023	195	212,368
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2023	500	550,710
Miami-Dade (County of), FL, Series 2013 B, Ref. RB(b)(c)	4.13%	10/01/2023	45	48,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

208

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Reedy Creek Improvement District, Series 2013 A, GO Bonds(b)(c)	5.25%	06/01/2023	$25	$27,229
School Board of Miami-Dade County (The), Series 2013 A, COP(b)(c)	5.00%	05/01/2023	100	107,899

				946,921

Georgia-1.67%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2023	65	71,834
Clayton (County of), GA Water Authority, Series 2012, Ref. RB	5.00%	05/01/2023	25	25,807
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2023	35	38,419
Forsyth County School District, Series 2013, Ref. GO Bonds	5.00%	02/01/2023	20	21,389
Georgia (State of), Series 2012 C, Ref. GO Bonds	5.00%	09/01/2023	120	125,856
Georgia (State of), Series 2013 C, Ref. GO Bonds	4.00%	10/01/2023	85	88,550
Georgia (State of), Series 2013 D, GO Bonds	5.00%	02/01/2026	90	96,134
Georgia (State of), Series 2019 A, GO Bonds	5.00%	07/01/2023	50	54,482
Gwinnett (County of), GA Development Authority (Public Schools), Series 2006, COP, (INS - NATL)(a)	5.25%	01/01/2023	50	53,430
Gwinnett County School District, Series 2010, Ref. GO Bonds	5.00%	02/01/2023	20	21,389

				597,290

Guam-0.34%
Guam (Government of) Waterworks Authority, Series 2013, RB(b)(c)	5.50%	07/01/2023	110	120,349

Hawaii-1.23%
Hawaii (State of), Series 2016, Ref. GO Bonds	5.00%	10/01/2023	400	440,392

Illinois-4.62%
Chicago (City of), IL (O’Hare International Airport), Series 2015 B, Ref. RB	5.00%	01/01/2023	45	47,900
Chicago (City of), IL Midway International Airport, Series 2013 B, Ref. RB	5.00%	01/01/2025	35	37,187
Chicago O’Hare International Airport, Series 2013 B, Ref. RB	5.00%	01/01/2025	40	42,539
Chicago O’Hare International Airport, Series 2013 B, Ref. RB	5.25%	01/01/2029	75	79,915
Chicago O’Hare International Airport, Series 2013 D, RB	5.00%	01/01/2044	35	37,091
Chicago O’Hare International Airport, Series 2016 C, Ref. RB	5.00%	01/01/2023	90	95,800
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2028	250	270,508
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2029	100	108,006
Illinois (State of), Series 2013, RB	5.00%	06/15/2025	145	156,826
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2023	80	86,180
Illinois (State of), Series 2016, GO Bonds	5.00%	06/01/2023	30	32,429
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2023	175	192,406
Illinois (State of) Finance Authority, Series 2016, RB	4.00%	01/01/2023	110	115,733
Illinois (State of) Finance Authority (State Clean Water), Series 2017, RB	5.00%	07/01/2023	10	10,896
Illinois (State of) Finance Authority (University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2023	125	137,540
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2029	25	26,555
Illinois (State of) Toll Highway Authority, Series 2013 A, RB	5.00%	01/01/2038	15	15,890
McLean & Woodford Counties Community Unit School District No. 5, Series 2017 A, Ref. GO Bonds	4.00%	12/01/2023	55	59,209
Metropolitan Water Reclamation District of Greater Chicago, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2023	50	55,369
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2023	45	48,034

				1,656,013

Indiana-1.75%
Indiana (State of) Finance Authority (University Health), Series 2019, Ref. RB	5.00%	12/01/2023	150	166,394
Lake Central Multi-District School Building Corp., Series 2012 B, RB(b)(c)	5.00%	01/15/2023	35	37,337
St. Joseph (County of), IN Hospital Authority (Beacon Health System Obligated Group), Series 2013 C, Ref. RB	4.00%	08/15/2044	400	424,627

				628,358

Iowa-0.43%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2023	30	32,530
Iowa (State of) Finance Authority (Green Bonds), Series 2015, Ref. RB	5.00%	08/01/2023	110	120,348

				152,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

209

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas-0.21%
Kansas (State of) Development Finance Authority, Series 2015 A, Ref. RB	5.00%	05/01/2025	$40	$43,166
Kansas (State of) Development Finance Authority, Series 2015 A, Ref. RB	5.00%	05/01/2026	30	32,369

				75,535

Kentucky-0.85%
Kentucky (State of) Asset Liability Commission, Series 2013 A, RB	5.25%	09/01/2023	40	43,971
Kentucky (State of) Asset Liability Commission, Series 2014 A, Ref. RB	5.00%	09/01/2023	40	43,772
Kentucky (State of) Property & Building Commission (No. 108), Series 2015 B, Ref. RB	5.00%	08/01/2023	130	142,150
Louisville (City of) & Jefferson (County of), KY Metropolitan Government, Series 2013 C, RB(b)(c)	4.50%	05/15/2023	15	16,112
Louisville (City of) & Jefferson (County of), KY Sewer District, Series 2013 A, RB	4.00%	05/15/2035	55	58,325

				304,330

Louisiana-1.24%
Louisiana (State of), Series 2012 A, GO Bonds(b)(c)	5.00%	08/01/2022	80	83,580
Louisiana (State of), Series 2012 A-1, Ref. RB	5.00%	05/01/2023	40	41,300
Louisiana (State of), Series 2013 A, GO Bonds(b)(c)	4.00%	05/15/2023	25	26,640
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2013 A, RB(b)(c)	5.00%	02/01/2023	100	106,877
Louisiana (State of) University & Agricultural & Mechanical College, Series 2013, RB(b)(c)	5.00%	07/01/2023	5	5,439
Terrebonne Levee & Conservation District, Series 2013, RB(b)(c)	5.00%	07/01/2023	165	179,496

				443,332

Maryland-3.13%
Maryland (State of), Series 2015 B, Ref. GO Bonds	4.00%	08/01/2023	500	537,276
Maryland (State of) Department of Transportation, Series 2015, RB	5.00%	02/15/2023	100	107,120
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	05/01/2023	150	162,212
Maryland (State of) Department of Transportation (Third Issue), Series 2015, RB	5.00%	12/15/2023	140	155,592
Montgomery (County of), MD, Series 2019 A, GO Bonds	5.00%	11/01/2023	145	160,278

				1,122,478

Massachusetts-3.34%
Massachusetts (Commonwealth of), Series 2013 A, RB	5.00%	06/15/2023	30	31,146
Massachusetts (Commonwealth of), Series 2015 A, GO Bonds	5.00%	05/01/2023	300	324,425
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2023	130	141,629
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2029	50	53,992
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2032	100	107,897
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	07/01/2023	25	27,237
Massachusetts (State of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2023	85	92,571
Massachusetts (State of) Clean Water Trust (The), Series 2014, Ref. RB	5.00%	08/01/2023	35	38,279
Massachusetts (State of) Development Finance Agency (Olin College), Series 2013 E, RB	5.00%	11/01/2038	200	219,066
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB	5.00%	08/15/2023	100	104,703
Massachusetts (State of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2023	55	58,544

				1,199,489

Michigan-1.34%
Livonia Public Schools, Series 2013 I, GO Bonds(b)(c)	5.00%	05/01/2023	105	113,478
Michigan (State of), Series 2016, Ref. RB	5.00%	03/15/2023	175	187,744
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2023	100	107,910
Michigan (State of) Finance Authority, Series 2016 C-3, Ref. RB	5.00%	04/01/2023	40	42,996
Western Michigan University, Series 2013, Ref. RB(b)(c)	5.25%	11/15/2023	25	27,803

				479,931

Minnesota-0.30%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 B, Ref. RB	5.00%	01/01/2023	10	10,644
Minnesota (State of), Series 2013, Ref. GO Bonds	5.00%	10/01/2023	40	44,066
Minnesota (State of), Series 2020 A, GO Bonds	5.00%	08/01/2023	50	54,673

				109,383

Missouri-0.47%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2023	35	38,203
Metropolitan St. Louis Sewer District, Series 2013 B, RB(b)(c)	5.00%	05/01/2023	25	27,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

210

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Missouri (State of) Board of Public Buildings, Series 2020 B, Ref. RB	5.00%	10/01/2023	$20	$22,020
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2023	75	82,040

				169,281

Nebraska-0.07%
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2023	25	26,715

Nevada-0.73%
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2023	50	54,356
Clark County School District, Series 2016 B, Ref. GO Bonds	5.00%	06/15/2023	60	65,227
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2023	75	81,366
Las Vegas Valley Water District, Series 2019 B, Ref. GO Bonds	5.00%	06/01/2023	30	32,547
Nevada (State of), Series 2015 D, Ref. GO Bonds	5.00%	04/01/2023	25	26,910

				260,406

New Jersey-5.19%
Essex (County of), NJ Improvement Authority, Series 2017, Ref. RB	2.00%	12/15/2023	35	36,493
New Jersey (State of), Series 2013, GO Bonds	4.00%	06/01/2028	265	281,744
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2023	100	107,101
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2029	70	74,858
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2030	260	277,957
New Jersey (State of) Economic Development Authority (Rutgers University), Series 2013, RB(b)(c)	5.00%	06/15/2023	150	162,859
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2016 B, Ref. RB	5.00%	07/01/2023	180	196,102
New Jersey (State of) Transportation Trust Fund Authority, Series 2005 B, RB, (INS - AMBAC)(a)	5.25%	12/15/2023	55	61,330
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.50%	12/15/2023	150	167,912
New Jersey (State of) Transportation Trust Fund Authority, Series 2013 AA, RB	5.00%	06/15/2029	100	108,253
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(b)(c)	4.00%	05/01/2023	50	53,206
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(b)(c)	5.00%	05/01/2023	150	162,111
Rutgers The State University of New Jersey, Series 2013 J, Ref. RB(b)(c)	5.00%	05/01/2023	30	32,422
Rutgers The State University of New Jersey, Series 2013 L, Ref. RB(b)(c)	5.00%	05/01/2023	30	32,422
Rutgers The State University of New Jersey, Series 2018 N, RB	4.00%	05/01/2023	100	106,099

				1,860,869

New Mexico-0.39%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority, Series 2015, Ref. RB	5.00%	07/01/2023	25	27,231
New Mexico (State of), Series 2015 A, RB	5.00%	07/01/2023	55	59,920
New Mexico (State of), Series 2016 B, Ref. RB	4.00%	07/01/2023	50	53,559

				140,710

New York-19.77%
Battery Park (City of), NY Authority, Series 2013 A, RB	5.00%	11/01/2025	400	441,869
Erie (County of), NY Industrial Development Agency (The) (City School District Buffalo), Series 2013 A, RB	5.00%	05/01/2027	60	64,675
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2023	25	26,734
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2023	200	211,687
Metropolitan Transportation Authority, Series 2013 E, RB(b)(c)	5.00%	11/15/2023	150	166,028
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2023	100	110,217
Nassau (County of), NY, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2023	40	43,977
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2025	145	160,674
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2023	50	54,010
New York (City of), NY, Series 2012 I, GO Bonds	5.00%	08/01/2023	100	104,456
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2023	50	54,663
New York (City of), NY, Series 2016 A, Ref. GO Bonds	5.00%	08/01/2023	225	245,984
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2023	445	486,502
New York (City of), NY, Series 2017 A, Ref. GO Bonds	4.00%	08/01/2023	70	75,191
New York (City of), NY Transitional Finance Authority, Series 2012 E-1, RB	5.00%	02/01/2023	200	204,043
New York (City of), NY Transitional Finance Authority, Series 2013 A-1, RB	4.25%	11/01/2033	75	81,202
New York (City of), NY Transitional Finance Authority, Series 2013 F-1, RB	5.00%	02/01/2026	200	213,598
New York (City of), NY Transitional Finance Authority, Series 2014 B1, RB	5.00%	11/01/2023	150	165,735
New York (City of), NY Transitional Finance Authority, Series 2015 C, Ref. RB	5.00%	11/01/2023	275	303,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

211

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2018 A1, RB	5.00%	08/01/2023	$105	$114,771
New York (City of), NY Transitional Finance Authority, Series 2018 A-1, RB	5.00%	08/01/2023	200	218,612
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, Ref. RB	5.00%	07/15/2023	100	109,093
New York (City of), NY Water & Sewer System, Series 2017 CC-2, Ref. RB	5.00%	06/15/2025	200	222,225
New York (City of), NY Water & Sewer System, Series 2018 AA, Ref. RB(b)	5.00%	06/15/2023	125	135,857
New York (City of), NY Water & Sewer System, Series 2019 BB-2, RB	5.00%	06/15/2025	100	111,113
New York (City of), NY Water & Sewer System, Series 2019 DD, RB	5.00%	06/15/2025	100	111,113
New York (State of) Dormitory Authority, Series 2012 D, RB	5.00%	02/15/2023	100	102,211
New York (State of) Dormitory Authority, Series 2012, RB	5.00%	05/15/2023	100	103,447
New York (State of) Dormitory Authority, Series 2013 A, RB(b)(c)	5.00%	02/15/2023	250	267,703
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2023	200	214,984
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB(b)	5.00%	03/15/2023	35	37,620
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2023	65	69,870
New York (State of) Dormitory Authority, Series 2015 B, Ref. RB	5.00%	07/01/2023	125	136,061
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB(b)	5.00%	03/15/2023	130	139,733
New York (State of) Dormitory Authority, Series 2016 A, Ref. RB	4.00%	10/01/2023	25	26,761
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2023	55	59,120
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	07/01/2023	45	48,982
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2023	60	65,940
New York State Environmental Facilities Corp. (NYC Municipal Water Fund), Series 2013 A, RB	5.00%	06/15/2026	50	54,290
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2026	25	26,861
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2029	45	48,284
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2026	200	214,887
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2029	50	53,649
New York State Urban Development Corp., Series 2013 C, RB	5.00%	03/15/2031	40	42,907
New York State Urban Development Corp., Series 2013 E, RB	5.00%	03/15/2031	200	214,533
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(b)	4.00%	10/15/2023	125	135,207
Suffolk (County of), NY Water Authority, Series 2013, Ref. RB	3.00%	06/01/2028	10	10,410
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2023	105	112,958
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2025	170	183,491
Trust for Cultural Resources of The City of New York (The), Series 2016, Ref. RB(b)	4.00%	02/01/2023	60	63,244
Trust for Cultural Resources of The City of New York (The), Series 2016, Ref. RB	4.00%	02/01/2023	130	136,928
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2027	105	116,566
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2029	50	55,495
Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2028	100	111,015

				7,091,034

North Carolina-0.97%
Mecklenburg County Public Facilities Corp., Series 2017, Ref. RB	5.00%	02/01/2023	15	16,042
North Carolina (State of), Series 2014 C, Ref. RB	5.00%	05/01/2023	25	27,040
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2023	100	108,562
North Carolina (State of) (Garvee), Series 2017, Ref. RB	5.00%	03/01/2023	90	96,588
North Carolina State University at Raleigh, Series 2013 A, RB(b)(c)	5.00%	10/01/2023	90	99,064

				347,296

Ohio-3.08%
Cincinnati City School District, Series 2006, Ref. GO Bonds, (INS - NATL)(a)	5.25%	12/01/2023	10	11,135
Cleveland (City of), OH, Series 2015, RB(b)(c)	5.00%	10/01/2023	15	16,511
Columbus (City of), OH, Series 2013 1, Ref. GO Bonds(b)(c)	5.00%	07/01/2023	20	21,776
Columbus (City of), OH, Series 2013 1, Ref. GO Bonds(b)(c)	5.00%	07/01/2023	25	27,220
Columbus (City of), OH, Series 2017-1, Ref. RB	4.00%	04/01/2023	125	132,700
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2023	10	11,057
Northeast Ohio Regional Sewer District, Series 2013, RB(b)(c)	5.00%	05/15/2023	50	54,131
Ohio (State of), Series 2012 C, Ref. GO Bonds	5.00%	08/01/2023	10	10,935
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2023	25	27,437
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2023	185	203,032
Ohio (State of), Series 2016-1, RB	5.00%	12/15/2023	50	55,532
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2023	100	109,931
Ohio (State of) (Garvee), Series 2018-1, RB	5.00%	12/15/2023	115	127,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Ohio (State of) Higher Educational Facility Commission (Case Western Reserve University), Series 2016, Ref. RB	5.00%	12/01/2023	$100	$110,834
Ohio (State of) Turnpike & Infrastructure Commission, Series 2017 A, Ref. RB	5.00%	02/15/2023	150	160,680
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016, RB	5.00%	12/01/2023	20	22,191

				1,102,825

Oklahoma-0.44%
Cleveland (County of), OK Educational Facilities Authority (Moore Public Schools), Series 2016, RB	5.00%	06/01/2023	40	43,381
Oklahoma (State of) Municipal Power Authority, Series 2019 A, Ref. RB	5.00%	01/01/2023	40	42,583
Oklahoma (State of) Turnpike Authority, Series 2017 D, Ref. RB	4.00%	01/01/2023	45	47,339
Oklahoma County Independent School District No. 89 Oklahoma City, Series 2020 A, GO Bonds	2.50%	07/01/2023	25	26,075

				159,378

Oregon-0.14%
Oregon (State of) Department of Transportation, Series 2013 A, RB(b)(c)	5.00%	11/15/2023	25	27,665
Oregon (State of) Department of Transportation, Series 2017 A, RB	5.00%	11/15/2023	20	22,135

				49,800

Pennsylvania-2.88%
Northampton (County of), PA General Purpose Authority (LaFayette College), Series 2013 A, Ref. RB(b)(c)	5.00%	11/01/2023	60	66,284
Pennsylvania (Commonwealth of), First Series 2013, GO Bonds(b)(c)	5.00%	04/01/2023	125	134,609
Pennsylvania (Commonwealth of), Series 2013, GO Bonds(b)(c)	5.00%	04/01/2023	65	69,996
Pennsylvania (Commonwealth of), Series 2013, GO Bonds	5.00%	10/15/2023	30	33,057
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2023	100	107,524
Pennsylvania (Commonwealth of), Series 2015, Ref. GO Bonds	5.00%	08/15/2023	150	164,300
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	01/15/2023	100	106,716
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2023	235	258,034
Pennsylvania (Commonwealth of), Series 2017, Ref. GO Bonds	5.00%	01/01/2023	25	26,632
Westmoreland (County of), PA Municipal Authority, Series 2013, RB(b)(c)	5.00%	08/15/2023	10	10,937
Westmoreland (County of), PA Municipal Authority, Series 2013, RB(b)(c)	5.00%	08/15/2023	50	54,686

				1,032,775

South Carolina-1.41%
Charleston County School District, Series 2011 A, Ref. GO Bonds	5.00%	02/01/2023	125	133,684
Charleston Educational Excellence Finance Corp., Series 2013, Ref. RB	4.00%	12/01/2028	25	26,967
Horry County School District, Series 2016, GO Bonds	5.00%	03/01/2023	70	75,113
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	180	197,616
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 B, Ref. RB	5.13%	12/01/2043	30	33,043
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 E, RB	5.50%	12/01/2053	20	22,136
South Carolina (State of) Transportation Infrastructure Bank, Series 2015 A, Ref. RB	5.00%	10/01/2023	15	16,508

				505,067

South Dakota-0.11%
South Dakota (State of) Building Authority, Series 2013 B, RB(b)(c)	5.00%	06/01/2023	35	37,967

Tennessee-0.90%
Chattanooga (City of), TN Health Educational & Housing Facility Board (Catholic Health Initiatives), Series 2013 A, RB(b)(c)	5.25%	01/01/2023	25	26,652
Memphis (City of), TN, Series 2014 A, Ref. GO Bonds	5.00%	11/01/2023	25	27,617
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2013 A, GO Bonds(b)(c)	5.00%	01/01/2023	35	37,270
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2013, Ref. GO Bonds(b)(c)	5.00%	07/01/2023	25	27,220
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2023	100	108,965
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013 A, GO Bonds(b)(c)	5.00%	01/01/2023	15	15,973
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013 A, GO Bonds(b)(c)	5.00%	01/01/2023	60	63,892
Tennessee State School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2023	15	16,570

				324,159

Texas-9.37%
Bexar (County of), TX, Series 2013 A, GO Bonds(b)(c)	4.00%	06/15/2023	25	26,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

213

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Bexar (County of), TX, Series 2013 B, GO Bonds(b)(c)	5.00%	06/15/2023	$400	$434,666
Board of Regents of the University of Texas System, Series 2016 D, RB	5.00%	08/15/2023	200	219,067
Board of Regents of the University of Texas System, Series 2016 J, RB	5.00%	08/15/2023	25	27,383
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2013 F, Ref. RB	5.25%	11/01/2033	270	298,662
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2023	20	21,421
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2023	125	137,705
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2023	25	27,383
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 A, Ref. RB	5.00%	11/01/2023	65	71,774
Grand Parkway Transportation Corp., Series 2013 B, RB(b)(c)	5.00%	10/01/2023	280	308,199
Hidalgo (County of), TX Regional Mobility Authority, Series 2013, Ref. RB(b)(c)	5.00%	12/01/2023	75	82,978
Houston (City of), TX, Series 2013 A, Ref. GO Bonds(b)(c)	5.00%	03/01/2023	55	59,005
Houston (City of), TX, Series 2014 A, Ref. GO Bonds	5.00%	03/01/2023	25	26,834
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2023	185	198,571
Houston Community College System, Series 2013, GO Bonds(b)(c)	5.00%	02/15/2023	65	69,593
Houston Community College System, Series 2013, GO Bonds(b)(c)	5.00%	02/15/2023	135	144,539
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2026	70	74,482
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2023	345	367,089
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2025	50	53,201
Red River Education Finance Corp. (Texas Christian University), Series 2013, RB(b)(c)	5.00%	03/15/2023	100	107,471
San Marcos Consolidated Independent School District, Series 2013, GO Bonds(b)(c)	5.00%	08/01/2023	90	98,266
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System), Series 2013 A, RB(b)(c)	4.00%	05/15/2023	25	26,618
Tarrant County Cultural Education Facilities Finance Corp. (Scott & White Healthcare), Series 2013, RB(b)(c)	4.00%	08/15/2023	130	139,650
Tarrant County Cultural Education Facilities Finance Corp. (Scott & White Healthcare), Series 2013, RB(b)(c)	5.00%	08/15/2023	35	38,280
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	135	148,722
Texas (State of) (Water Financial Assistance), Series 2018 B3, Ref. GO Bonds	5.00%	08/01/2023	75	82,010
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2023	30	32,378
Texas State University Board of Regents, Series 2017 A, Ref. RB	5.00%	03/15/2023	25	26,877
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2023	10	10,712

				3,360,257

Utah-0.14%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016, Ref. RB	5.00%	05/15/2023	45	48,724

Virginia-1.60%
Chesapeake Bay Bridge & Tunnel District, Series 2019, RAN	5.00%	11/01/2023	100	110,146
Richmond (City of), VA, Series 2017 B, Ref. GO Bonds	5.00%	07/15/2023	35	38,196
Virginia (State of) College Building Authority, Series 2012 A, Ref. RB(b)(c)	5.00%	09/01/2022	100	104,821
Virginia (State of) Public School Authority, Series 2012, Ref. RB(b)(c)	5.00%	08/01/2022	155	161,862
Virginia (State of) Public School Authority, Series 2012, Ref. RB	5.00%	08/01/2023	5	5,225
Virginia Public School Authority, Series 2015, Ref. RB	5.00%	08/01/2023	140	153,057

				573,307

Washington-2.44%
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2023	300	326,662
King (County of), WA, Series 2016 B, Ref. RB(b)(c)	5.00%	07/01/2023	15	16,332
Washington (State of), Series 2012 R, Ref. GO Bonds	5.00%	07/01/2023	125	130,087
Washington (State of), Series 2012 R, Ref. GO Bonds	5.00%	07/01/2023	85	88,459
Washington (State of), Series 2013 A, GO Bonds	5.00%	08/01/2027	25	27,276
Washington (State of), Series 2014 R, Ref. GO Bonds	5.00%	07/01/2023	60	65,379
Washington (State of) (Senior 520 Corridor Program), Series 2013 C, RB	5.00%	09/01/2023	200	219,325

				873,520

West Virginia-0.15%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2023	50	54,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

214

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-1.24%
Milwaukee (City of), WI, Series 2018 N1, GO Bonds	5.00%	02/01/2023	$375	$400,551
Wisconsin (State of), Series 2016 B, GO Bonds	4.00%	05/01/2023	40	42,599

				443,150

TOTAL INVESTMENTS IN SECURITIES(d)-97.94% (Cost $34,859,968)				35,119,684
OTHER ASSETS LESS LIABILITIES-2.06%				740,405

NET ASSETS-100.00%				$35,860,089

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RAN	-Revenue Anticipation Notes
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

215

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.73%
Alabama-1.04%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 A, RB	5.00%	09/01/2024	$100	$114,296
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2026	100	113,472
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2027	30	33,987
Jefferson (County of), AL, Series 2018 A, Ref. GO Wts	5.00%	04/01/2024	100	112,079

				373,834

Arizona-1.93%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2015, Ref. RB	5.00%	07/01/2032	170	191,768
Chandler (City of), AZ, Series 2014, Ref. GO Bonds	5.00%	07/01/2024	150	170,483
Mesa (City of), AZ, Series 2014, Ref. RB	3.00%	07/01/2028	20	21,271
Mesa (City of), AZ, Series 2014, Ref. RB	3.25%	07/01/2029	145	154,956
Phoenix Civic Improvement Corp., Series 2014 B, Ref. RB	5.00%	07/01/2027	40	45,304
Phoenix Civic Improvement Corp., Series 2018 B, Ref. RB	5.00%	07/01/2024	100	113,594

				697,376

California-18.34%
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB	5.00%	05/01/2046	100	110,056
Bay Area Toll Authority, Series 2014 F, Ref. RB(a)(b)	5.00%	04/01/2024	50	56,299
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	50	57,367
California (State of), Series 2014, GO Bonds	5.00%	10/01/2024	100	114,761
California (State of), Series 2014, GO Bonds	5.00%	12/01/2024	225	249,537
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2024	100	110,906
California (State of), Series 2015 B, Ref. GO Bonds	5.00%	09/01/2024	125	142,991
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2024	100	112,077
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2024	40	46,051
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2024	100	114,761
California (State of), Series 2019, GO Bonds	4.00%	10/01/2024	125	139,614
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2024	35	39,363
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2033	235	262,739
California (State of), Series 2020, Ref. GO Bonds	5.00%	03/01/2024	25	28,019
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2028	100	114,361
California (State of) Department of Water Resources, Series 2014 AS, RB(a)(b)	5.00%	12/01/2024	100	115,705
California (State of) Department of Water Resources, Series 2014, RB(a)(b)	5.00%	12/01/2024	50	57,852
California (State of) Educational Facilities Authority (Pepperdine University), Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	40	46,211
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2024	30	34,652
California (State of) Health Facilities Financing Authority (Providence Health & Services), Series 2014 A, RB	5.00%	10/01/2038	25	28,343
California (State of) Infrastructure & Economic Development Bank, Series 2017, RB	5.00%	10/01/2024	100	114,861
California (State of) Public Works Board, Series 2014 A, RB	5.00%	09/01/2026	100	113,811
California (State of) Public Works Board, Series 2014 A, RB	5.00%	09/01/2033	100	113,330
California (State of) Public Works Board, Series 2014 A, RB	4.50%	09/01/2035	100	111,001
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	70	79,313
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2024	75	85,971
California (State of) Public Works Board (Coalinga State Health), Series 2013 E, RB	5.00%	06/01/2024	125	135,565
California (State of) Public Works Board (Various Correctional Facilities), Series 2014 A, RB	5.00%	09/01/2039	100	112,946
California (State of) Statewide Communities Development Authority, Series 2014, Ref. RB(a)(b)	5.00%	11/15/2024	340	392,667
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital), Series 2014 B, Ref. RB	4.00%	07/01/2039	100	108,393
California State University, Series 2014 A, Ref. RB(a)(b)	5.00%	11/01/2024	200	230,605
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	50	56,928
Foothill-Eastern Transportation Corridor Agency, Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	40	45,543
Fremont Union High School District, Series 2015, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	135	154,072
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	100	110,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

216

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2024	$30	$32,684
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2044	235	264,665
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	200	225,006
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	06/01/2024	5	5,669
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2016 A, Ref. RB	5.00%	07/01/2024	40	45,511
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	200	228,741
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	4.00%	08/01/2024	25	27,805
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	20	22,827
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	50	57,064
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	40	45,651
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	105	119,834
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	165	188,310
Los Angeles Community College District, Series 2015 A, Ref. GO Bonds(a)(b)	5.00%	08/01/2024	125	142,659
Los Angeles Community College District, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2024	5	5,707
Los Angeles Unified School District, Series 2014 D, Ref. GO Bonds	5.00%	07/01/2024	25	28,414
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2024	200	227,311
Metropolitan Water District of Southern California, Series 2017 B, Ref. RB	5.00%	08/01/2024	70	79,644
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2024	100	113,686
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2024	15	16,920
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2024	10	11,404
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 D, Ref. RB	5.00%	05/01/2024	25	28,185
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2024	30	34,528
San Joaquin Delta Community College District (Election of 2004), Series 2014 C, GO Bonds(a)(b)	5.00%	08/01/2024	20	22,794
San Marcos Unified School District, Series 2014 C, GO Bonds(a)(b)	5.00%	02/15/2024	25	27,994
Southern California Public Power Authority (Apex Power), Series 2014 A, RB	5.00%	07/01/2037	200	224,344
Southern California Public Power Authority (Green Bonds), Series 2020, Ref. RB	5.00%	04/01/2024	255	283,871
Twin Rivers Unified School District, Series 2014 A, GO Bonds(a)(b)	5.00%	02/01/2024	5	5,576
University of California, Series 2013 AF, RB	5.00%	05/15/2024	110	118,985
University of California, Series 2014 AM, RB	5.00%	05/15/2027	35	39,511

				6,622,320

Colorado-0.65%
Denver (City & County of), CO Airport System Revenue, Series 2016 A, Ref. RB	5.00%	11/15/2024	25	28,789
Denver City & County School District No. 1, Series 2014 B, Ref. GO Bonds	5.00%	12/01/2027	25	28,759
Douglas County School District No. Re-1 Douglas & Elbert Counties, Series 2019, GO Bonds	5.00%	12/15/2024	20	23,125
Regional Transportation District, Series 2013 A, Ref. COP	5.00%	06/01/2024	110	118,752
University of Colorado, Series 2017 A-2, Ref. RB	3.25%	06/01/2037	35	36,867

				236,292

Connecticut-1.46%
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2027	100	111,832
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2026	75	85,625
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2024	90	101,381
Connecticut (State of) Health & Educational Facilities Authority (Yale New Haven Health), Series 2014 E, RB	5.00%	07/01/2024	200	226,945

				525,783

District of Columbia-0.61%
District of Columbia, Series 2014 A, Ref. RB	5.00%	12/01/2024	35	40,397
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2031	20	22,553
District of Columbia, Series 2014 C, GO Bonds	5.00%	06/01/2032	35	39,417
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2024	25	28,295
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2024	40	45,946
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2024	25	28,674
District of Columbia (Georgetown University), Series 2017, Ref. RB(a)	5.00%	04/01/2024	15	16,811
				222,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

217

Invesco BulletShares 2024 Municipal Bond ETF (BSM0)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-3.89%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics), Series 2014 A, RB	4.00%	12/01/2044	$145	$156,658
Florida (State of), Series 2015 A, Ref. GO Bonds	5.00%	06/01/2026	165	186,894
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2024	100	113,625
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2024	65	73,797
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2015 A, RB	5.00%	10/01/2044	100	113,141
Jacksonville (City of), FL (Brooks Rehabilitation), Series 2015, RB	4.00%	11/01/2040	155	167,754
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	02/01/2040	100	110,229
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2028	90	102,125
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	110	124,452
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	3.00%	07/01/2030	25	26,478
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	4.00%	07/01/2034	25	27,450
Orlando (City of), FL Utilities Commission, Series 2013 A, Ref. RB	5.00%	10/01/2024	120	137,713
School Board of Miami-Dade County (The), Series 2014 D, Ref. COP	5.00%	11/01/2028	25	28,517
School Board of Miami-Dade County (The), Series 2014 D, Ref. COP	5.00%	11/01/2030	30	34,140

				1,402,973

Georgia-1.60%
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2028	50	55,599
Atlanta (City of), GA, Series 2014 A, Ref. RB	5.00%	01/01/2030	100	111,098
Atlanta (City of), GA, Series 2015, GO Bonds	5.00%	12/01/2031	50	57,412
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2024	100	115,127
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2024	20	22,892
Georgia (State of), Series 2014 A-2, GO Bonds	5.00%	02/01/2027	20	22,298
Georgia (State of), Series 2016 A-1, GO Bonds	5.00%	02/01/2024	10	11,174
Georgia (State of), Series 2016 C-1, Ref. GO Bonds	5.00%	01/01/2024	25	27,837
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2024	25	27,837
Georgia (State of), Series 2019 A, GO Bonds	5.00%	07/01/2024	100	113,686
Georgia (State of), Series 2020 A, GO Bonds	5.00%	08/01/2024	10	11,407

				576,367

Hawaii-0.51%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds	5.00%	10/01/2024	100	114,694
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2024	10	11,470
Hawaii (State of), Series 2016, GO Bonds	5.00%	10/01/2024	50	57,347

				183,511

Illinois-4.99%
Chicago (City of), IL, Series 2014 A, Ref. GO Bonds	5.00%	01/01/2034	100	108,443
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2024	25	27,580
Chicago (City of), IL Midway International Airport, Series 2014 B, Ref. RB	5.00%	01/01/2027	150	166,053
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2024	150	166,759
Chicago O’Hare International Airport, Series 2017 E, RB	5.00%	01/01/2024	60	66,704
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series 2017, Ref. GO Bonds .	4.00%	12/30/2024	20	22,414
Illinois (State of), Series 2013, RB	5.00%	06/15/2024	145	157,096
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2024	50	56,017
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2027	10	11,123
Illinois (State of), Series 2014, GO Bonds	5.00%	05/01/2028	10	11,116
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2029	210	233,151
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2030	100	111,024
Illinois (State of), Series 2014, GO Bonds, (INS - AGM)(c)	4.25%	05/01/2034	20	21,801
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2024	20	22,203
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	25	28,461
Illinois (State of) Finance Authority (Advocate Health Care Network), Series 2014, Ref. RB(a)(b)	5.00%	08/01/2024	30	34,153
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	5.00%	07/01/2024	10	11,329
Illinois (State of) Finance Authority (University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2024	80	91,702
Illinois (State of) Finance Authority (University of Chicago), Series 2014 A, Ref. RB	5.00%	10/01/2026	35	39,968
Illinois (State of) Toll Highway Authority, Series 2014 D, Ref. RB	5.00%	01/01/2024	200	222,048
Metropolitan Water Reclamation District of Greater Chicago (Green Bonds), Series 2015 C, GO Bonds	5.00%	12/01/2027	30	34,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

218

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois-(continued)
Sales Tax Securitization Corp., Series 2018 C, Ref. RB	5.00%	01/01/2024	$60	$66,347
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2024	60	66,656
Winnebago & Boone Counties School District No. 205 Rockford, Series 2015 B, GO Bonds	4.00%	02/01/2035	25	26,880

				1,803,581

Indiana-0.40%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	12/01/2024	10	11,556
Indiana (State of) Finance Authority (CWA Authority), Series 2014 A, RB	5.00%	10/01/2039	25	28,323
Indiana (State of) Finance Authority (Green Bonds), Series 2015 B, Ref. RB	5.00%	02/01/2024	20	22,348
Indiana (State of) Finance Authority (Indiana University Health Obligated Group), Series 2016 A, Ref. RB	5.00%	12/01/2024	25	28,811
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.), Series 2016 A, Ref. RB	3.13%	12/01/2024	50	53,886

				144,924

Iowa-0.17%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2024	55	62,184

Kansas-0.25%
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	3.00%	09/01/2024	25	27,073
Kansas (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	09/01/2024	55	62,827

				89,900

Kentucky-0.47%
Louisville (City of) & Jefferson (County of), KY Metropolitan Government, Series 2017 B, Ref. RB	5.00%	05/15/2024	150	169,201

Louisiana-0.84%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2014, RB(a)(b)	5.00%	02/01/2024	70	78,177
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program), Series 2014, Ref. RB	5.00%	06/01/2024	5	5,641
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	150	169,450
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	15	17,282
New Orleans (City of), LA, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	30	34,564

				305,114

Maine-0.69%
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2015, RB	4.00%	07/01/2044	210	225,065
Maine (State of) Municipal Bond Bank, Series 2015 A, Ref. RB	5.00%	09/01/2024	20	22,852

				247,917

Maryland-2.96%
Baltimore (City of), MD (Wastewater), Series 2013 C, RB(a)(b)	5.00%	01/01/2024	80	89,023
Baltimore (City of), MD (Water), Series 2013 A, RB(a)(b)	5.00%	01/01/2024	45	50,076
Howard (County of), MD, Series 2017 B, Ref. GO Bonds	5.00%	02/15/2024	100	111,869
Maryland (State of), Series 2016, GO Bonds	4.00%	06/01/2027	120	132,323
Maryland (State of), Series 2016, GO Bonds	4.00%	06/01/2030	25	27,405
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2024	20	22,452
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2024	10	11,401
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2024	50	57,005
Maryland (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	65	74,106
Maryland (State of), Series 2018 A, GO Bonds	5.00%	03/15/2024	35	39,290
Maryland (State of), Series 2018 B, GO Bonds	5.00%	08/01/2024	30	34,203
Maryland (State of), Series 2020 C, Ref. GO Bonds	5.00%	08/01/2024	50	57,005
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2027	25	27,953
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2029	100	111,781
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2024	45	51,506
Maryland (State of) Health & Higher Educational Facilities Authority (Loyola University), Series 2014, Ref. RB	5.00%	10/01/2045	100	112,790
Montgomery (County of), MD, Series 2014 A, GO Bonds(a)(b)	5.00%	11/01/2024	40	46,066
Montgomery (County of), MD, Series 2014 B, Ref. GO Bonds	5.00%	11/01/2024	10	11,513

				1,067,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

219

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-2.88%
Massachusetts (Commonwealth of), Series 2014 C, Ref. GO Bonds	5.00%	08/01/2024	$200	$228,019
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	4.00%	03/01/2041	30	32,477
Massachusetts (Commonwealth of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2024	45	51,131
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2024	175	201,473
Massachusetts (Commonwealth of) Federal Highway (Garvee), Series 2014 A, RB	5.00%	06/15/2024	25	28,325
Massachusetts (State of) Bay Transportation Authority, Series 2005 A, RB	5.00%	07/01/2024	10	11,360
Massachusetts (State of) College Building Authority (Green Bonds), Series 2014 B, RB(a)(b)	5.00%	05/01/2024	285	321,652
Massachusetts (State of) Development Finance Agency (Children’s Hospital), Series 2014 P, RB	5.00%	10/01/2046	20	22,727
Massachusetts (State of) Water Resources Authority (Green Bonds), Series 2017 C, Ref. RB	5.00%	08/01/2024	25	28,502
Massachusetts Clean Water Trust (The), Series 2006, Ref. RB	5.00%	08/01/2024	100	114,041

				1,039,707

Michigan-2.60%
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2024	225	253,327
Michigan (State of) Finance Authority, Series 2016 C-3, Ref. RB	5.00%	04/01/2024	160	178,842
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB	5.00%	08/01/2028	35	39,717
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2015, Ref. RB	5.00%	08/01/2031	85	96,295
Michigan (State of) Finance Authority (Clean Water Revolving Fund), Series 2016 B, Ref. RB	5.00%	10/01/2024	150	172,141
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2030	20	22,658
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2032	20	22,561
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2014 D-4, Ref. RB	5.00%	07/01/2031	30	33,860
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	5.00%	11/15/2024	20	22,997
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2024	85	95,572

				937,970

Minnesota-0.61%
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2029	100	110,752
Western Minnesota Municipal Power Agency, Series 2014 A, RB(a)(b)	5.00%	01/01/2024	100	111,279

				222,031

Mississippi-0.05%
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2024	15	17,194

Missouri-1.74%
Curators of the University of Missouri (The), Series 2014 A, Ref. RB	5.00%	11/01/2024	15	17,254
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2024	30	33,875
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB	5.00%	06/01/2026	10	11,268
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB	5.00%	06/01/2027	25	28,148
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2014 A, Ref. RB	4.00%	06/01/2033	50	54,569
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2024	90	101,619
Springfield (City of), MO, Series 2015, Ref. RB	5.00%	08/01/2024	25	28,432
St Louis (City of), MO, Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	310	351,576

				626,741

Nebraska-0.06%
Omaha (City of), NE Public Power District, Series 2015 B, Ref. RB	4.00%	02/01/2039	10	10,885
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2024	10	11,153

				22,038

Nevada-1.04%
Clark (County of), NV, Series 2016, Ref. RB	5.00%	07/01/2024	70	79,452
Clark (County of), NV Department of Aviation, Series 2014 A-2, Ref. RB	5.00%	07/01/2029	100	113,503
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2024	30	33,945
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2024	75	84,862
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2033	30	34,384
Las Vegas Valley Water District, Series 2015, Ref. GO Bonds	5.00%	06/01/2039	25	28,436

				374,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

220

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-4.26%
New Jersey (State of), Series 2014, GO Bonds	5.00%	06/01/2024	$100	$112,856
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2024	125	134,029
New Jersey (State of) Economic Development Authority, Series 2014 PP, Ref. RB	5.00%	06/15/2031	185	207,450
New Jersey (State of) Economic Development Authority, Series 2014 UU, RB	5.00%	06/15/2026	75	84,614
New Jersey (State of) Transportation Trust Fund Authority, Series 2009 D, RB	5.00%	06/15/2032	130	148,592
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 D, RB	5.00%	12/15/2024	25	28,767
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2026	100	112,819
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2038	200	222,739
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2024	25	28,767
New Jersey (State of) Turnpike Authority, Series 2014 A, RB(a)(b)	5.00%	07/01/2024	100	113,633
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2027	100	113,199
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2030	125	141,347
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2033	35	39,439
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2034	45	50,694

				1,538,945

New Mexico-0.28%
New Mexico (State of) Finance Authority, Series 2014 B1, Ref. RB	5.00%	06/15/2027	15	16,923
New Mexico (State of) Severance Tax Permanent Fund, Series 2015 A, RB	5.00%	07/01/2024	25	28,376
New Mexico (State of) Severance Tax Permanent Fund, Series 2016 B, Ref. RB	4.00%	07/01/2024	50	55,341

				100,640

New York-16.46%
Erie (County of), NY Industrial Development Agency (The), Series 2021, Ref. RB	5.00%	05/01/2024	200	225,363
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2016 A, Ref. RB	5.00%	05/01/2024	5	5,634
Metropolitan Transportation Authority, Series 2014 C, RB	5.00%	11/15/2024	100	114,444
Metropolitan Transportation Authority, Series 2014 D-1, RB	5.25%	11/15/2044	100	112,757
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-2, RB	5.00%	11/15/2024	15	17,267
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2028	25	28,485
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2033	100	113,844
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2024	130	146,597
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2024	125	143,538
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	07/15/2024	20	22,742
New York (City of), NY, Series 2013 G, GO Bonds	5.00%	08/01/2025	50	55,779
New York (City of), NY, Series 2013 I, GO Bonds	5.00%	08/01/2024	25	27,321
New York (City of), NY, Series 2014 DD, Ref. RB	3.25%	06/15/2028	10	10,782
New York (City of), NY, Series 2014 DD, Ref. RB	5.00%	06/15/2036	65	73,469
New York (City of), NY, Series 2014 I, GO Bonds	5.00%	03/01/2036	15	16,676
New York (City of), NY, Series 2014, Ref. RB	5.00%	06/15/2045	10	11,211
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2024	25	28,495
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2024	5	5,699
New York (City of), NY, Series 2017 A, Ref. GO Bonds	5.00%	08/01/2024	10	11,398
New York (City of), NY, Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10	11,398
New York (City of), NY, Series 2019 BB-2, RB	5.00%	06/15/2026	200	231,465
New York (City of), NY, Series 2020 GG, RB	5.00%	06/15/2026	75	86,799
New York (City of), NY Transitional Finance Authority, Series 2013, RB	5.00%	05/01/2024	25	27,027
New York (City of), NY Transitional Finance Authority, Series 2014 B1, RB	5.00%	11/01/2024	200	225,363
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2029	10	11,363
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	11/01/2029	100	112,510
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	08/01/2032	15	17,026
New York (City of), NY Transitional Finance Authority, Series 2014 D1, RB	5.00%	02/01/2031	15	16,695
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2024	80	92,102
New York (City of), NY Transitional Finance Authority, Series 2018 A-1, RB	5.00%	08/01/2024	50	57,005
New York (City of), NY Transitional Finance Authority, Series 2019 A-1, RB	5.00%	05/01/2024	35	39,499
New York (City of), NY Water & Sewer System, Series 2014 DD, Ref. RB	5.00%	06/15/2028	200	226,418
New York (State of) Dormitory Authority, Series 2013 A, RB	5.00%	07/01/2024	5	5,433
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2024	25	28,066
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2028	15	16,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

221

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2028	$55	$61,593
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2033	100	111,798
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2030	50	55,926
New York (State of) Dormitory Authority, Series 2014 C, RB	5.00%	03/15/2032	15	16,774
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2024	10	11,227
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB(a)	5.00%	02/15/2024	25	27,974
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2024	20	22,682
New York (State of) Dormitory Authority, Series 2017 F, Ref. RB	5.00%	10/01/2024	55	62,101
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2024	490	560,209
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2024	150	168,397
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2024	10	11,359
New York (State of) Dormitory Authority (New York University), Series 2016 A, RB	5.00%	07/01/2024	100	113,594
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2036	300	331,662
New York State Environmental Facilities Corp., Series 2013 A, RB	5.00%	06/15/2024	130	141,302
New York State Environmental Facilities Corp., Series 2014, Ref. RB	5.00%	06/15/2024	25	28,355
New York State Environmental Facilities Corp., Series 2017, Ref. RB	5.00%	06/15/2024	100	113,419
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2029	150	167,697
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2030	200	223,487
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2031	200	223,433
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2024	275	308,728
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	3.00%	10/15/2024	10	10,867
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	4.00%	10/15/2024	20	22,376
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)	5.00%	10/15/2024	330	379,456
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	20	22,997
Suffolk (County of), NY, Series 2017 A, Ref. GO Bonds, (INS - AGM)(c)	4.00%	02/01/2024	200	217,543
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2024	10	11,519
Utility Debt Securitization Authority, Series 2016 B, Ref. RB	5.00%	06/15/2024	135	140,211

				5,943,089

North Carolina-1.59%
Mecklenburg (County of), NC, Series 2010, Ref. GO Bonds	4.00%	02/01/2024	155	169,461
Mecklenburg (County of), NC, Series 2013 A, Ref. GO Bonds	5.00%	12/01/2024	105	121,341
Mecklenburg County Public Facilities Corp., Series 2017, Ref. RB	5.00%	02/01/2024	50	55,792
North (State of) Carolina Medical Care Commission (Presbyterian Homes), Series 2016 C, Ref. RB	5.00%	10/01/2031	45	51,394
North Carolina (State of), Series 2014 C, Ref. RB	5.00%	05/01/2024	10	11,288
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2024	25	28,220
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2024	10	11,327
North Carolina (State of), Series 2020 A, GO Bonds	5.00%	06/01/2024	100	113,269
Wake (County of), NC, Series 2010 C, Ref. GO Bonds	5.00%	03/01/2024	10	11,211

				573,303

Ohio-1.96%
Columbus (City of), OH, Series 2017-1, Ref. GO Bonds	5.00%	04/01/2024	100	112,493
Cuyahoga (County of), OH, Series 2020 D, Ref. RB	4.00%	12/01/2024	30	33,532
Franklin (County of), OH Convention Facilities Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	195	225,349
Ohio (State of), Series 2015 A, Ref. GO Bonds	5.00%	09/01/2024	10	11,436
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2030	40	44,752
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2033	205	229,074
Ohio (State of), Series 2020 B, Ref. GO Bonds	5.00%	09/15/2024	20	22,906
Ohio (State of) (Garvee), Series 2016 I, RB	5.00%	12/15/2024	5	5,781
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2014, RB	5.00%	12/01/2024	10	11,553
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016 A, RB	5.00%	06/01/2024	10	11,327

				708,203

Oklahoma-0.25%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	4.00%	09/01/2024	15	16,649
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2026	55	62,196
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2027	10	11,285

				90,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-0.71%
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	$10	$11,345
Clackamas County School District No. 12 North Clackamas, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	15	17,017
Multnomah County School District No. 1, Series 2020, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2024	30	34,008
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB	5.00%	11/15/2024	25	28,790
Oregon (State of) Department of Transportation, Series 2014 A, Ref. RB(a)(b)	5.00%	11/15/2024	25	28,838
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	4.00%	11/15/2024	20	22,432
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	35	40,373
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB(a)(b)	5.00%	11/15/2024	30	34,605
Washington & Multnomah Counties School District No. 48J Beaverton, Series 2014, GO Bonds(a)(b)	5.00%	06/15/2024	35	39,707

				257,115

Pennsylvania-4.86%
Commonwealth Financing Authority, Series 2015 B-1, Ref. RB, (INS - AGM)(c)	5.00%	06/01/2024	60	67,961
Erie (City & County of), PA City Water Authority, Series 2014, Ref. RB(a)(b)	5.00%	12/01/2024	125	144,234
Pennsylvania (Commonwealth of), Series 2013, GO Bonds	5.00%	10/15/2024	90	99,293
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2024	150	168,184
Pennsylvania (Commonwealth of), Series 2015, Ref. GO Bonds	5.00%	08/15/2024	200	228,058
Pennsylvania (Commonwealth of), Series 2016, GO Bonds	5.00%	09/15/2024	175	200,200
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2024	100	114,400
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2016 C, Ref. RB	5.00%	08/15/2024	65	74,160
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	325	374,027
Philadelphia (City of), PA, Series 2016, Ref. RB	5.00%	10/01/2024	150	171,941
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2024	100	113,664

				1,756,122

Rhode Island-0.24%
Rhode Island (State of), Series 2014 D, Ref. GO Bonds	5.00%	08/01/2024	75	85,507

South Carolina-1.14%
Horry County School District, Series 2016, GO Bonds	5.00%	03/01/2024	50	56,038
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2024	50	57,570
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2026	130	148,899
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2028	30	34,211
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2030	100	113,491

				410,209

South Dakota-0.01%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2014, RB	4.13%	07/01/2041	5	5,439

Tennessee-0.56%
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2013, Ref. GO Bonds	5.00%	07/01/2024	25	27,212
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds	4.00%	07/01/2024	50	55,356
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	55	63,282
Tennessee State School Bond Authority, Series 2014, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2024	50	57,530

				203,380

Texas-10.98%
Arlington Higher Education Finance Corp. (Lifeschool Dallas), Series 2014 A, RB(a)(b)	5.00%	08/15/2024	250	285,072
Austin (City of), TX, Series 2015, Ref. GO Bonds	5.00%	09/01/2024	35	40,015
Austin (City of), TX, Series 2017, Ref. RB	5.00%	11/15/2024	5	5,763
Bexar (County of), TX, Series 2014, Ref. GO Bonds(a)(b)	5.00%	06/15/2024	85	96,432
Board of Regents of the University of Texas System, Series 2017 C, Ref. RB	5.00%	08/15/2024	35	39,899
Board of Regents of The University of Texas System, Series 2010 B, Ref. RB	5.00%	08/15/2024	10	11,400
Board of Regents of The University of Texas System, Series 2016 I, Ref. RB	5.00%	08/15/2024	35	39,899
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2024	100	111,738
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2026	140	156,140
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2027	125	139,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dallas (City of), TX Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	$30	$34,616
Dallas (City of), TX Area Rapid Transit, Series 2019, Ref. RB	5.00%	12/01/2024	120	138,463
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	40	45,650
Dallas (City of), TX Independent School District, Series 2014 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2033	35	38,521
Dallas Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	45	51,924
Dallas Area Rapid Transit, Series 2014 A, Ref. RB(a)(b)	5.00%	12/01/2024	65	75,002
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 A, Ref. RB	5.00%	11/01/2024	500	574,951
Goose Creek Consolidated Independent School District, Series 2014 C, Ref. GO Bonds(a)(b)	5.00%	02/15/2024	30	33,561
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2024	20	22,831
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2024	35	40,354
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2028	55	63,108
Houston Independent School District, Series 2014, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	10	10,832
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	105	117,517
Irving Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	50	55,869
Mansfield Independent School District, Series 2014, GO Bonds(a)(b)	4.00%	02/15/2024	10	10,942
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	125	138,873
North Texas Tollway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2024	30	33,322
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2024	15	17,030
Plano Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	135	151,023
San Antonio (City of), TX, Series 2015, Ref. RB	5.00%	02/01/2024	70	78,127
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	100	114,767
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	65	73,116
Texas (State of), Series 2014, GO Bonds(a)(b)	5.00%	04/01/2024	100	112,487
Texas (State of), Series 2014, GO Bonds	5.00%	04/01/2026	20	22,493
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	4.00%	04/01/2024	50	54,956
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	65	73,116
Texas (State of), Series 2014, Ref. GO Bonds(a)(b)	5.00%	04/01/2024	75	84,365
Texas (State of), Series 2018 A, Ref. GO Bonds	5.00%	10/01/2024	10	11,466
Texas (State of) (Water Financial Assistance), Series 2018 B3, Ref. GO Bonds	5.00%	08/01/2024	30	34,175
Texas (State of) Transportation Commission State Highway Fund, Series 2015, Ref. RB	5.00%	10/01/2024	75	86,046
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2024	20	22,945
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2024	35	39,397
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	10/15/2024	30	34,449
United Independent School District, Series 2014, GO Bonds(a)(b)	5.00%	08/15/2024	50	57,094
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2024	275	307,135
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	45	51,313
White Settlement Independent School District, Series 2014, Ref. GO Bonds(a)(b)	5.00%	08/15/2024	110	125,432

				3,962,873

Utah-0.50%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 B, RB	4.00%	05/15/2047	110	119,646
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2024	15	17,048
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2024	40	45,320

				182,014

Virginia-1.44%
Fairfax (County of), VA, Series 2014 B, Ref. GO Bonds	5.00%	10/01/2024	10	11,479
Virginia (Commonwealth of), Series 2013 B, GO Bonds	4.00%	06/01/2024	100	106,829
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2024	35	39,243
Virginia (Commonwealth of) Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	09/15/2024	10	11,440
Virginia (State of) College Building Authority, Series 2015 D, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	65	72,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-(continued)
Virginia (State of) College Building Authority, Series 2016 A, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	3.00%	09/01/2024	$25	$27,073
Virginia (State of) Public Building Authority, Series 2014 C, Ref. RB	5.00%	08/01/2024	175	199,517
Virginia College Building Authority (21st Century College), Series 2020, RB	5.00%	02/01/2024	10	11,176
Virginia Commonwealth Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2024	35	39,511

				518,915

Washington-2.79%
Energy Northwest, Series 2014 C, Ref. RB	5.00%	07/01/2027	150	169,616
Seattle (City of), WA, Series 2015, Ref. RB	5.00%	05/01/2024	150	169,322
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2024	200	230,702
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2028	200	222,449
Washington (State of), Series 2014 R, Ref. GO Bonds	4.00%	07/01/2026	45	49,648
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2024	20	22,725
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2024	75	85,507
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2014 D, Ref. RB	5.00%	10/01/2038	25	28,302
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2014 D, Ref. RB	5.00%	10/01/2041	25	28,277

				1,006,548

West Virginia-0.03%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2024	10	11,407

Wisconsin-0.89%
Wisconsin (State of), Series 2013, Ref. GO Bonds	5.00%	05/01/2024	30	32,437
Wisconsin (State of), Series 2016 2, Ref. GO Bonds	5.00%	11/01/2024	25	28,773
Wisconsin (State of), Series 2016 D, GO Bonds	4.00%	05/01/2026	20	21,984
Wisconsin (State of), Series 2016, Ref. GO Bonds	5.00%	11/01/2024	20	23,019
Wisconsin (State of), Series 2018 A, GO Bonds	5.00%	05/01/2024	100	108,124
Wisconsin (State of) Department of Transportation, Series 2014 A2, Ref. RB	5.00%	07/01/2027	25	28,406
Wisconsin (State of) Department of Transportation, Series 2017 1, Ref. RB	5.00%	07/01/2024	70	79,495

				322,238

TOTAL INVESTMENTS IN SECURITIES(d)-98.73% (Cost $35,272,692)				35,647,477
OTHER ASSETS LESS LIABILITIES-1.27%				458,701

NET ASSETS-100.00%				$36,106,178

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.69%
Alaska-0.29%
Matanuska-Susitna (Borough of), AK, Series 2015, Ref. RB	5.00%	09/01/2032	$100	$114,186

Arizona-2.73%
Arizona (State of) Transportation Board, Seris 2016, Ref. RB	5.00%	07/01/2025	200	235,651
Arizona State University, Series 2015 D, RB	5.00%	07/01/2041	25	29,103
Arizona State University, Series 2015 D, RB	5.00%	07/01/2046	125	145,410
Phoenix Civic Improvement Corp., Series 2017 D, Ref. RB	5.00%	07/01/2025	65	76,586
Salt River Project Agricultural Improvement & Power District, Series 2015 A, Ref. RB	5.00%	12/01/2045	500	579,871

				1,066,621

California-15.93%
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2030	60	70,900
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	100	115,549
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	09/01/2032	75	88,559
California (State of), Series 2015, GO Bonds	5.00%	03/01/2027	100	116,309
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2027	100	116,309
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2027	100	118,000
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2029	100	117,915
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	150	176,168
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2025	50	59,346
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2025	155	183,432
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2025	50	59,517
California (State of), Series 2021, Ref. GO Bonds	5.00%	12/01/2025	200	239,431
California (State of) Educational Facilities Authority (University of Southern California), Series 2015 A, Ref. RB(a)	5.00%	10/01/2025	100	119,227
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB(a)(b)	5.00%	08/15/2025	100	118,498
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2027	150	175,273
California (State of) Statewide Communities Development Authority (Beverly Community Hospital Association), Series 2015, RB	5.00%	02/01/2045	200	209,692
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2031	150	177,831
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2043	160	188,816
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2047	50	58,915
Chino Basin Regional Financing Authority, Series 2020 B, RN	4.00%	11/01/2025	200	228,414
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2028	65	75,000
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2029	45	51,907
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2025	200	235,776
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	200	233,707
Los Angeles (County of), CA Sanitation Districts Financing Authority (Capital), Series 2015 A, Ref. RB	5.00%	10/01/2034	400	470,612
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	40	47,214
Metropolitan Water District of Southern California, Series 2015 A, RB	4.00%	07/01/2045	200	223,300
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2025	100	118,119
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2025	100	119,330
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2025	40	46,538
Pasadena (City of), CA, Series 2015 A, Ref. COP	4.00%	02/01/2038	200	218,316
San Diego (County of), CA Water Authority, Series 2015, Ref. RB	5.00%	05/01/2029	100	117,088
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2025	120	141,542
San Diego Unified School District, Series 2015 R-4, Ref. GO Bonds	5.00%	07/01/2028	65	76,532
San Francisco (City & County of), CA (Moscone Convention Center Expansion), Series 2017, COP	3.00%	04/01/2031	65	69,392
San Francisco (City of), CA Public Utilities Commission, Series 2015, Ref. RB	5.00%	11/01/2027	250	292,520
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2025	100	117,867
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2028	115	135,114
San Francisco Bay Area Rapid Transit District, Series 2015 D, Ref. GO Bonds	5.00%	08/01/2029	65	76,617
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2025	100	118,000
University of California, Series 2015 I, Ref. RB	5.00%	05/15/2030	95	111,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Upper Santa Clara Valley Joint Powers Authority, Series 2020 A, Ref. RB	4.00%	08/01/2045	$200	$222,981
Ventura County Community College District, Series 2015, Ref. GO Bonds	3.13%	08/01/2031	150	161,933

				6,218,702

Colorado-0.26%
Adams & Weld Counties School District No. 27J Brighton, Series 2015, GO Bonds	5.00%	12/01/2040	10	11,768
Arapahoe County School District No. 5 Cherry Creek, Series 2017, GO Bonds	5.00%	12/15/2031	50	59,442
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.00%	12/01/2025	25	29,870

				101,080

Connecticut-2.26%
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2027	200	232,350
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2028	210	243,696
Connecticut (State of), Series 2015 A, RB	5.00%	08/01/2033	95	111,089
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2018 A, Ref. RB	5.00%	07/01/2025	250	294,878

				882,013

Delaware-0.59%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2025	200	231,782

District of Columbia-0.59%
District of Columbia, Series 2015 A, GO Bonds	5.00%	06/01/2034	50	58,209
District of Columbia Water & Sewer Authority, Series 2015 B, RB	5.00%	10/01/2037	145	170,469

				228,678

Florida-3.69%
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2025	45	53,097
Florida (State of), Series 2017 A, Ref. RB	5.00%	07/01/2025	75	88,495
Florida (State of) Department of Environmental Protection (FL Forever), Series 2016 A, Ref. RB	5.00%	07/01/2025	15	17,661
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2025	50	59,316
Hillsborough (County of), FL, Series 2015, Ref. RB	5.00%	11/01/2025	130	153,472
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2027	75	88,840
Jacksonville (City of), FL, Series 2015, Ref. RB	5.00%	10/01/2029	30	35,442
Jacksonville (City of), FL, Series 2015, Ref. RB	3.00%	10/01/2030	50	53,360
Jacksonville (City of), FL, Series 2015, Ref. RB	3.25%	10/01/2032	100	107,280
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	210	242,361
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami), Series 2015 A, Ref. RB	5.00%	04/01/2040	15	17,108
Miami-Dade (County of), FL Water & Sewer System, Series 2017 A, RB	5.00%	10/01/2032	10	11,796
Miami-Dade (County of), FL Water & Sewer System, Series 2017 A, RB	5.00%	10/01/2034	10	11,756
Palm Beach (County of), FL Solid Waste Authority, Series 2015, Ref. RB	5.00%	10/01/2028	100	116,504
Palm Beach County School District, Series 2015 D, Ref. COP	5.00%	08/01/2030	20	23,464
School Board of Miami-Dade County (The), Series 2015 A, Ref. COP	5.00%	05/01/2028	200	232,822
School Board of Miami-Dade County (The), Series 2015 A, Ref. COP	5.00%	05/01/2030	25	28,974
School District of Broward County, Series 2015 B, Ref. COP	5.00%	07/01/2030	70	81,632
Volusia (County of), FL Educational Facility Authority, Series 2015 B, RB(a)(b)	5.00%	04/15/2025	15	17,471

				1,440,851

Georgia-2.65%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2040	205	237,599
Forsyth (County of), GA, Series 2019, GO Bonds	5.00%	09/01/2025	60	71,294
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.25%	02/15/2025	100	114,669
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB(a)(b)	5.50%	02/15/2025	100	115,332
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2025	50	58,718
Metropolitan Atlanta Rapid Transit Authority, Series 2015 A, RB	5.00%	07/01/2041	200	232,938
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	5.00%	09/01/2025	170	201,626

				1,032,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

227

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii-1.98%
Hawaii (State of), Series 2015 EZ, Ref. GO Bonds	5.00%	10/01/2027	$150	$177,613
Hawaii (State of), Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2025	130	154,570
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2027	250	296,021
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2025	125	145,529

				773,733

Illinois-5.40%
Chicago (City of), IL, Series 2015 A, GO Bonds	5.50%	01/01/2033	100	114,133
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2029	25	28,703
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2030	25	28,694
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2031	300	344,217
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2032	235	269,552
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2033	135	154,849
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2025	50	59,443
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2025	75	88,110
Illinois (State of), Series 2020 B, GO Bonds	5.00%	10/01/2025	25	29,306
Illinois (State of), Series 2020 D, GO Bonds	5.00%	10/01/2025	45	52,751
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2025	100	115,280
Illinois (State of) Finance Authority (Ascension Health), Series 2016 C, Ref. RB	5.00%	02/15/2025	475	552,813
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2015 A, Ref. RB	4.13%	11/15/2037	40	44,697
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2028	20	23,249
Illinois (State of) Finance Authority (University of Chicago), Series 2015 A, RB	5.00%	10/01/2035	15	17,654
Illinois (State of) Toll Highway Authority, Series 2014 C, RB	5.00%	01/01/2039	10	11,381
Illinois (State of) Toll Highway Authority, Series 2015 A, RB	5.00%	01/01/2037	15	17,480
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2028	20	23,080
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2029	65	74,888
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2031	20	23,035
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	30	34,373

				2,107,688

Indiana-1.25%
Indiana (State of) Finance Authority (Franciscan Alliance, Inc.), Series 2016 A, RB	4.00%	11/01/2051	125	138,686
Indiana (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	02/01/2025	300	348,537

				487,223

Kansas-0.66%
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2033	200	235,314
Sedgwick County Unified School District No. 259 Wichita, Series 2017 A, Ref. GO Bonds	4.00%	10/01/2025	20	22,935

				258,249

Kentucky-0.30%
Louisville (City of) & Jefferson (County of), KY Sewer District, Seris 2016 A, RB	3.00%	05/15/2047	110	116,567

Louisiana-1.35%
East Baton Rouge (Parish of), LA Sewerage Commission, Series 2014 B, Ref. RB(a)(b)	5.00%	02/01/2025	100	116,174
Louisiana (State of), Series 2015 A, Ref. RB	5.00%	05/01/2041	150	172,170
Louisiana (State of) Public Facilities Authority (Lafayette General Health System), Series 2016 A, Ref. RB(a)(b)	5.00%	11/01/2025	200	238,775

				527,119

Maryland-1.94%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2025	130	151,714
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2025	100	119,125
Maryland (State of) Health & Higher Educational Facilities Authority (John Hopkins Health System (The)), Series 2015 A, Ref. RB	4.00%	05/15/2040	75	82,798
Maryland (State of) Health & Higher Educational Facilities Authority (Meritus Medical Center), Series 2015 A, Ref. RB	5.00%	07/01/2040	100	113,200
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2025	100	117,910
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2025	150	173,227

				757,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

228

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-4.49%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2029	$35	$41,023
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2030	40	46,887
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	4.50%	07/01/2034	85	97,367
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	50	58,976
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	3.00%	04/01/2044	295	311,898
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	4.00%	04/01/2046	150	166,879
Massachusetts (Commonwealth of), Series 2019 A, Ref. GO Bonds	5.00%	01/01/2025	50	57,909
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2025	250	298,326
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB(a)(b)	5.00%	08/15/2025	70	82,979
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2029	200	235,820
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	200	234,682
University of Massachusetts Building Authority, Series 2015 1, RB	5.00%	11/01/2040	100	117,774

				1,750,520

Michigan-1.83%
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2030	10	11,843
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2032	375	442,750
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2038	30	35,232
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2016, RB	5.00%	11/01/2044	100	116,395
Michigan (State of) Finance Authority (Great Lakes Water), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2025	60	68,193
Michigan (State of) Finance Authority (Trinity Health Corp.), Series 2015, Ref. RB	5.00%	12/01/2025	35	40,988

				715,401

Mississippi-0.31%
Mississippi (State of), Series 2015 C, Ref. GO Bonds	5.00%	10/01/2025	100	118,855

Missouri-0.75%
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2015 A, RB	4.00%	01/01/2045	10	10,901
Missouri (State of) Highway & Transportation Commission, Series 2014 A, Ref. RB	5.00%	05/01/2025	250	282,107

				293,008

Nebraska-0.22%
Public Power Generation Agency (Whelan Energy Center Unit), Series 2015, Ref. RB	5.00%	01/01/2028	75	85,842

Nevada-1.48%
Clark (County of), NV Department of Aviation, Series 2015 A, Ref. RB	5.00%	07/01/2040	210	244,810
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2025	170	199,074
Nevada (State of), Series 2015 B, Ref. GO Bonds	5.00%	11/01/2025	115	134,284

				578,168

New Jersey-3.03%
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2025	180	210,504
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2025	250	292,519
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	5.00%	07/01/2025	200	235,316
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2025	100	112,768
New Jersey (State of) Transportation Trust Fund Authority, Series 2015 AA, RB	5.25%	06/15/2031	100	117,299
New Jersey (State of) Turnpike Authority, Series 2014 C, Ref. RB	5.00%	01/01/2025	70	80,719
New Jersey (State of) Turnpike Authority, Series 2015 E, RB	5.00%	01/01/2045	115	131,539

				1,180,664

New York-17.33%
Metropolitan Transportation Authority, Series 2015 C-1, Ref. RB	5.00%	11/15/2029	265	311,105
Metropolitan Transportation Authority (Green Bonds), Series 2017 A2, Ref. RB	5.00%	11/15/2025	200	237,016
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2027	75	87,577
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2030	70	81,488
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2030	100	118,201
New York (City of), NY, Series 2015 C, Ref. GO Bonds	5.00%	08/01/2028	200	230,951
New York (City of), NY, Series 2015 FF, Ref. RB	5.00%	06/15/2029	90	105,503
New York (City of), NY, Series 2015 FF, Ref. RB	5.00%	06/15/2039	200	232,728
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2025	110	130,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

229

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2015 A1, RB	5.00%	08/01/2037	$85	$99,360
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2031	300	352,720
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	11/01/2032	180	213,234
New York (City of), NY Transitional Finance Authority, Series 2015 S, RB	5.00%	07/15/2040	200	233,197
New York (City of), NY Transitional Finance Authority, Series 2017, RB	5.00%	11/01/2025	100	119,376
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2025	50	59,688
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	02/15/2025	100	111,790
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2025	200	233,518
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2030	100	115,744
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2032	85	98,285
New York (State of) Dormitory Authority, Series 2015 B, RB(a)	5.00%	02/15/2025	105	122,215
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2027	40	46,283
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2031	200	236,375
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	03/15/2033	175	206,366
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2044	90	102,935
New York (State of) Dormitory Authority, Series 2015 E, Ref. RB	4.00%	03/15/2027	150	171,470
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2025	100	118,319
New York (State of) Dormitory Authority, Series 2020 A, RB, (INS - AGM)(c)	5.00%	10/01/2025	200	237,263
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2025	100	116,759
New York (State of) Dormitory Authority (Barnard College), Series 2015 A, Ref. RB	5.00%	07/01/2043	200	230,351
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2025	110	127,122
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2028	200	230,123
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2033	95	112,116
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	4.00%	11/15/2045	210	229,785
New York State Urban Development Corp., Series 2015 A, Ref. RB	5.00%	03/15/2033	150	176,753
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2025	100	118,044
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB(a)(b)	5.00%	10/15/2024	120	137,984
Triborough Bridge & Tunnel Authority, Series 2008 B-3, RB	5.00%	11/15/2034	405	479,077
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	06/15/2027	260	305,861
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2036	75	88,883

				6,765,601

North Carolina-1.69%
Charlotte (City of), NC, Series 2015, Ref. RB	5.00%	07/01/2025	110	129,885
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2025	100	117,248
North Carolina (State of) (Vehicle-Garvee), Series 2015, RB	5.00%	03/01/2027	150	173,460
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	200	238,094

				658,687

Ohio-1.83%
Bowling Green State University, Series 2016 A, RB	5.00%	06/01/2042	100	116,374
Columbus (City of), OH, Series 2014, Ref. RB	5.00%	06/01/2025	25	28,838
Columbus (City of), OH, Series 2016 1, Ref. GO Bonds	5.00%	07/01/2025	150	176,738
Columbus (City of), OH, Series 2021 A, GO Bonds	5.00%	04/01/2025	100	116,777
Ohio (State of), Series 2017 A, GO Bonds	5.00%	05/01/2032	150	174,914
Ohio (State of) (Garvee), Series 2018 1, RB	5.00%	12/15/2025	85	101,731

				715,372

Oklahoma-0.30%
Tulsa (City of), OK Public Facilities Authority, Series 2019, RB	5.00%	06/01/2025	100	117,069

Pennsylvania-4.23%
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2025	95	110,722
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2028	500	583,902
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2025	120	142,355
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 A, Ref. RB	5.00%	09/01/2045	35	39,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

230

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015, Ref. RB	5.00%	09/01/2039	$100	$113,804
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2015, Ref. RB	5.00%	08/15/2040	100	115,514
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2027	200	237,432
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016, Ref. RB	5.00%	06/01/2030	150	177,141
Westmoreland (County of), PA Municipal Authority, Series 2016, Ref. RB, (INS - BAM)(c)	5.00%	08/15/2038	110	128,135

				1,648,741

South Carolina-1.21%
Charleston (City of), SC, Series 2015, RB(a)(b)	5.00%	01/01/2025	200	231,634
South Carolina (State of) Public Service Authority, Series 2015 A, Ref. RB	5.00%	12/01/2050	210	240,712

				472,346

Tennessee-0.53%
Jackson (City of), TN (Jackson-Madison County Hospital), Series 2015, Ref. RB	4.00%	04/01/2041	25	27,280
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2015 C, GO Bonds(a)(b)	5.00%	07/01/2025	40	47,205
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2025	10	11,571
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2017, GO Bonds	5.00%	07/01/2025	5	5,891
Tennessee (State of) School Bond Authority, Series 2015 B, RB(a)(b)	5.00%	11/01/2025	10	11,916
Tennessee (State of) School Bond Authority, Series 2015 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2025	85	101,392

				205,255

Texas-10.37%
Austin (City of), TX, Series 2015, Ref. GO Bonds	2.95%	09/01/2027	180	197,364
Corpus Christi (City of), TX, Series 2015, RB	5.00%	07/15/2040	100	116,016
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2025	75	83,843
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB	5.00%	12/01/2034	50	59,253
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	70	83,230
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2029	155	183,810
Houston (City of), TX, Series 2016 B, Ref. RB	5.00%	11/15/2025	200	238,974
Lewisville Independent School District, Series 2016 B, Ref. GO Bonds	5.00%	08/15/2028	115	135,436
Metropolitan Transit Authority of Harris County, Series 2016 A, Ref. RB	5.00%	11/01/2025	130	155,010
North Texas Municipal Water District, Series 2015, Ref. RB	5.00%	09/01/2029	200	235,809
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2032	100	114,631
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2033	200	229,120
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2035	115	131,498
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2025	145	164,491
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	175	203,625
SA Energy Acquisition Public Facility Corp., Series 2007, RB	5.50%	08/01/2025	100	118,910
Tarrant (County of), TX Regional Water District, Series 2015, Ref. RB	5.00%	03/01/2029	150	173,668
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	150	178,956
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2028	100	118,990
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2035	200	235,306
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2030	305	362,161
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2040	115	135,725
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	100	117,485
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2025	100	118,604
Texas State University System, Series 2017 A, Ref. RB	5.00%	03/15/2025	135	157,185

				4,049,100

Utah-0.60%
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	140	164,927
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2037	60	67,960

				232,887

Vermont-0.06%
University of Vermont & State Agricultural College, Series 2015, Ref. RB	5.00%	10/01/2045	20	23,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia-1.34%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	4.00%	10/01/2025	$75	$86,270
Virginia (State of) College Building Authority (21st Century College), Series 2020, RB	5.00%	02/01/2025	130	150,984
Virginia (State of) Commonwealth Transportation Board, Series 2017 A, Ref. RB	5.00%	05/15/2025	120	140,652
Virginia College Building Authority, Series 2015 A, RB(a)(b)	5.00%	02/01/2025	40	46,470
Virginia Public School Authority, Series 2014, Ref. RB	4.00%	08/01/2025	90	99,837

				524,213

Washington-3.98%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB	5.00%	11/01/2029	75	88,950
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB	5.00%	11/01/2030	30	35,553
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB	5.00%	11/01/2036	75	88,338
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2029	100	117,616
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2032	75	88,118
King (County of), WA, Series 2015, Ref. GO Bonds(a)(b)	5.00%	01/01/2025	115	133,189
King (County of), WA, Series 2015, Ref. RB(a)(b)	5.00%	01/01/2025	40	46,254
Washington (State of), Series 2015 A-1, GO Bonds	5.00%	08/01/2031	200	235,403
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2026	15	17,346
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2029	115	132,527
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2033	200	230,051
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2025	250	295,644
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2014, Ref. RB	5.00%	03/01/2038	40	45,503

				1,554,492

Wisconsin-1.24%
Wisconsin (State of), Series 2015, Ref. GO Bonds	5.00%	05/01/2027	165	192,865
Wisconsin (State of), Series 2017 A, GO Bonds	5.00%	05/01/2027	250	292,221

				485,086

TOTAL INVESTMENTS IN SECURITIES(d)-98.69% (Cost $38,034,188)				38,519,123
OTHER ASSETS LESS LIABILITIES-1.31%				512,893

NET ASSETS-100.00%				$39,032,016

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.

BAM	-Build America Mutual Assurance Co.

CEP	-Credit Enhancement Provider

COP	-Certificates of Participation

GO	-General Obligation

INS	-Insurer

RB	-Revenue Bonds

Ref.	-Refunding

RN	-Revenue Notes

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.59%
Alabama-0.51%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 B, Ref. RB	5.00%	09/01/2026	$20	$24,491
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts.(a)(b)	5.00%	08/01/2026	60	73,351
UAB Medicine Finance Authority, Series 2016 B, Ref. RB	3.63%	09/01/2041	20	21,937

				119,779

Arizona-1.02%
Arizona State University (Green Bonds), Series 2016 B, RB	5.00%	07/01/2042	200	238,697

California-18.62%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2037	100	113,189
Alameda (County of), CA Joint Powers Authority (Juvenile Justice), Series 2016, Ref. RB	4.00%	12/01/2034	25	28,891
Anaheim City School District, Series 2016, GO Bonds	3.00%	08/01/2046	100	104,441
California (State of), Series 2016, GO Bonds	5.00%	09/01/2029	25	30,462
California (State of), Series 2016, GO Bonds	3.00%	09/01/2046	5	5,240
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2032	420	510,378
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2033	100	121,464
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2026	130	160,295
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2036	100	120,678
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	15	18,158
California (State of), Series 2018, GO Bonds	5.00%	10/01/2026	60	73,796
California (State of), Series 2018, Ref. GO Bonds	5.00%	08/01/2026	50	61,179
California (State of), Series 2020, GO Bonds	3.00%	03/01/2026	100	111,807
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	20	23,532
California (State of) Health Facilities Financing Authority (Adventist Health System), Series 2016 A, Ref. RB	4.00%	03/01/2039	55	61,223
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center), Series 2016 B, Ref. RB	4.00%	08/15/2039	70	79,593
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2015, Ref. RB	5.00%	11/15/2026	10	11,944
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health System), Series 2016 A, Ref. RB	4.00%	10/01/2047	25	28,285
California (State of) Health Facilities Financing Authority (Providence St. Joseph Healthcare), Series 2016 A, Ref. RB	3.00%	10/01/2047	30	31,460
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	40	49,325
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	5.00%	11/15/2046	60	72,181
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital), Series 2017, Ref. RB	5.00%	10/15/2047	200	234,500
California (State of) Public Works Board, Series 2015 F, Ref. RB	5.00%	05/01/2026	35	40,939
California (State of) Public Works Board, Series 2016 A, Ref. RB	4.00%	11/01/2032	220	256,130
California (State of) Public Works Board, Series 2016 C, Ref. RB	5.00%	11/01/2026	25	30,769
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2026	30	36,830
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	100	119,335
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	100	118,930
Central Unified School District (Election of 2016), Series 2018 B, GO Bonds	4.00%	08/01/2048	200	224,730
Fresno Unified School District, Series 2002 A, Ref. GO Bonds, (INS - NATL)(c)	6.00%	08/01/2026	30	33,602
Grossmont Union High School District (Election of 2008), Series 2016 B, Ref. GO Bonds	3.00%	08/01/2045	5	5,228
Hayward Unified School District, Series 2017, GO Bonds, (INS - AGM)(c)	3.50%	08/01/2037	45	48,652
Imperial Irrigation District Electric System, Series 2016 C, Ref. RB	5.00%	11/01/2038	25	29,607
Irvine Ranch Water District, Series 2016, RB	5.25%	02/01/2046	30	36,484
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2026	120	145,654
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2041	50	59,033
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	100	117,784
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, Ref. RB	5.00%	07/01/2026	5	6,005
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	2.00%	07/01/2029	45	47,243
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	3.00%	07/01/2032	170	185,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Metropolitan Water District of Southern California, Series 2020 A, Ref. RB	5.00%	07/01/2026	$150	$183,295
Montebello Unified School District (Election of 2016), Series 2016 A, GO Bonds	5.00%	08/01/2041	100	119,928
Palomar Health, Series 2016 B, Ref. GO Bonds	4.00%	08/01/2035	20	22,413
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	30	35,738
San Diego (City of), CA Public Facilities Financing Authority, Series 2015, Ref. RB	4.00%	05/15/2026	20	22,702
San Diego (City of), CA Public Facilities Financing Authority, Series 2016 B, Ref. RB	5.00%	08/01/2037	60	72,407
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2041	15	17,872
San Diego Unified School District, Series 2016 1, Ref. GO Bonds	4.00%	07/01/2032	20	23,030
San Diego Unified School District, Series 2016 R-5, Ref. GO Bonds	5.00%	07/01/2029	30	36,498
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 D, Ref. RB	5.00%	05/01/2026	35	42,412
San Francisco (City of), CA Public Utilities Commission, Series 2016, Ref. RB	5.00%	11/01/2032	40	48,932
Sweetwater Union High School District (Election of 2006), Series 2016 B, GO Bonds, (INS - AGM)(c)	3.38%	08/01/2040	80	84,399
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	25	29,803
Victor Valley Union High School District, Series 2016 A, Ref. GO Bonds, (INS - BAM)(c)	3.00%	08/01/2034	20	21,651

				4,355,490

Colorado-1.95%
Colorado (State of) Higher Education, Series 2014 A, Ref. COP	5.00%	11/01/2026	30	36,579
Denver (City & County of), CO (Convention Center Expansion), Series 2018 A, COP	5.38%	06/01/2043	215	258,491
Denver (City & County of), CO Airport System Revenue, Series 2016 A, Ref. RB	5.00%	11/15/2032	10	12,066
Denver City & County School District No. 1, Series 2016, Ref. GO Bonds	4.00%	12/01/2026	25	28,807
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2031	10	12,210
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2038	90	109,012

				457,165

Connecticut-1.44%
Connecticut (State of), Series 2015 F, GO Bonds	5.00%	11/15/2026	25	29,757
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2026	100	122,402
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2026	130	159,308
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2026	20	24,190

				335,657

District of Columbia-1.57%
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2030	50	60,331
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2032	175	210,611
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2041	15	18,186
District of Columbia, Series 2016 E, Ref. GO Bonds	5.00%	06/01/2031	35	42,897
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2030	15	18,014
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2031	15	18,007

				368,046

Florida-4.57%
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2035	100	114,541
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2028	75	91,204
Florida (State of) Municipal Power Agency, Series 2016 A, Ref. RB	5.00%	10/01/2029	40	48,593
Miami-Dade (County of), FL, Series 2015, Ref. RB	5.00%	10/01/2026	100	118,632
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2029	30	36,306
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2031	65	78,525
Miami-Dade (County of), FL, Series 2016 A, Ref. RB	5.00%	10/01/2041	100	119,927
Miami-Dade (County of), FL Expressway Authority, Series 2016 A, Ref. RB	5.00%	07/01/2029	125	149,954
Miami-Dade (County of), FL Transit System, Series 2015, Ref. RB	5.00%	07/01/2026	10	11,770
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2033	10	12,025
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2034	10	12,004
Orange (County of), FL School Board, Series 2017, Ref. COP	5.00%	08/01/2026	50	60,880
Port St. Lucie (City of), FL, Series 2016, Ref. RB	5.00%	09/01/2029	20	24,326
School Board of Miami-Dade County (The), Series 2015 D, Ref. COP	5.00%	02/01/2028	25	29,662
School District of Broward County, Series 2015 A, Ref. COP	5.00%	07/01/2026	55	64,666
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2026	10	12,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2027	$25	$29,986
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2028	25	29,911
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2032	20	23,789

				1,068,710

Georgia-1.88%
DeKalb (County of), GA, Series 2006 B, Ref. RB, (INS - AGM)(c)	5.25%	10/01/2032	70	86,233
Main Street Natural Gas, Inc., Series 2007 A, RB	5.50%	09/15/2026	170	208,366
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2030	35	42,265
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2033	50	60,294
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB(a)(b)	5.00%	05/01/2026	35	42,396

				439,554

Hawaii-0.97%
Hawaii (State of), Series 2016 FH, Ref. GO Bonds	5.00%	10/01/2026	85	104,256
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2026	100	122,654

				226,910

Illinois-5.52%
Chicago (City of), IL, Series 2016 C, Ref. GO Bonds	5.00%	01/01/2038	100	115,529
Chicago O’Hare International Airport, Series 2015 B, Ref. RB	5.00%	01/01/2026	90	103,879
Chicago O’Hare International Airport, Series 2016 C, Ref. RB	5.00%	01/01/2029	10	11,852
Chicago O’Hare International Airport, Series 2016 C, Ref. RB	5.00%	01/01/2034	20	23,582
Chicago O’Hare International Airport, Series 2016 C, Ref. RB	5.00%	01/01/2038	100	117,602
Chicago O’Hare International Airport, Series 2017 E, RB	5.00%	01/01/2026	30	35,873
Cook (County of), IL, Series 2016 A, Ref. GO Bonds	5.00%	11/15/2026	100	122,637
Illinois (State of), Series 2016, GO Bonds	4.00%	01/01/2031	85	94,120
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2026	400	482,509
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2016, RB	4.00%	07/01/2026	15	17,338
Illinois (State of) Toll Highway Authority, Series 2015 B, RB	5.00%	01/01/2036	55	64,833
Illinois (State of) Toll Highway Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	60	71,036
Sales Tax Securitization Corp., Series 2017 A, Ref. RB	5.00%	01/01/2026	25	29,669

				1,290,459

Indiana-0.36%
Indiana University, Seris 2016 A, Ref. RB	5.00%	06/01/2028	25	30,192
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2026	45	54,966

				85,158

Iowa-0.70%
Iowa (State of) Finance Authority (Green Bonds), Series 2017, Ref. RB	5.00%	08/01/2026	45	55,061
Iowa (State of) Higher Education Loan Authority (Grinnell College), Series 2017, RB	5.00%	12/01/2041	90	109,115

				164,176

Kentucky-0.72%
Kentucky (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	07/01/2028	20	24,027
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016, Ref. RB	5.00%	10/01/2029	20	24,030
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.), Series 2016, Ref. RB	5.00%	10/01/2030	100	119,858

				167,915

Louisiana-0.76%
Louisiana State Citizens Property Insurance Corp., Series 2016 A, Ref. RB	5.00%	06/01/2026	150	178,663

Maryland-1.83%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2026	40	48,922
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2026	65	79,498
Maryland (State of), Series 2018 B, GO Bonds	5.00%	08/01/2026	25	30,576
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2028	75	91,877
Montgomery (County of), MD, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2026	100	122,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Montgomery (County of), MD, Series 2018 A, GO Bonds	5.00%	11/01/2026	$25	$30,812
Washington (State of) Suburban Sanitary Commission, Series 2017, Ref. RB	3.00%	06/01/2026	20	22,382

				427,003

Massachusetts-4.96%
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2034	60	72,175
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	3.00%	09/01/2046	400	420,388
Massachusetts (Commonwealth of), Series 2017 D, Ref. GO Bonds	5.00%	07/01/2026	25	30,482
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2026	90	110,870
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2026	20	24,386
Massachusetts (Commonwealth of) Transportation Trust Fund, Series 2019 A, Ref. RB	5.00%	01/01/2026	70	83,570
Massachusetts (State of) Development Finance Agency (Harvard University), Series 2020 A, Ref. RB	5.00%	10/15/2026	300	369,755
Massachusetts (State of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	40	48,487

				1,160,113

Michigan-2.58%
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2026	115	138,662
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2032	20	24,198
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2033	40	48,352
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	04/15/2035	35	42,171
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	4.00%	11/15/2046	165	184,207
Michigan (State of) Hospital Finance Authority, Series 2010, Ref. RB	5.00%	11/15/2047	45	54,009
Port Huron Area School District, Series 2016, GO Bonds, (INS - AGM)(c)	4.00%	05/01/2045	20	21,839
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2026	75	90,714

				604,152

Minnesota-0.25%
University of Minnesota, Series 2016 A, RB	5.00%	04/01/2041	50	59,299

Missouri-0.34%
Hazelwood School District, Series 2017 A, Ref. GO Bonds	3.00%	03/01/2029	35	37,999
St. Louis County Reorganized School District No. R-6, Series 2018, GO Bonds	5.00%	02/01/2026	35	42,034

				80,033

Nevada-1.13%
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	5.00%	11/01/2026	10	12,279
Clark County School District, Series 2015 C, Ref. GO Bonds	5.00%	06/15/2026	25	29,745
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2026	95	114,813
Las Vegas Valley Water District, Series 2016 A, Ref. GO Bonds	5.00%	06/01/2041	40	47,520
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2026	20	24,247
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2028	30	36,277

				264,881

New Jersey-3.69%
New Jersey (State of) Economic Development Authority, Series 2017 B, Ref. RB	5.00%	11/01/2026	200	244,083
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2043	280	333,842
New Jersey (State of) Turnpike Authority, Series 2016 A, Ref. RB	5.00%	01/01/2034	240	284,145

				862,070

New Mexico-1.24%
New Mexico (State of) (Capital), Series 2017 A, GO Bonds	5.00%	03/01/2026	240	289,615

New York-15.15%
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2015 A, Ref. RB	5.00%	05/01/2026	10	11,906
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District), Series 2016 A, Ref. RB	5.00%	05/01/2030	20	24,363
Metropolitan Transportation Authority, Series 2006 B, RB, (INS - AGM)(c)	5.25%	11/15/2026	350	431,511
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2037	100	118,551
Metropolitan Transportation Authority, Series 2016 C-1, RB	5.00%	11/15/2056	125	146,162
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	5.00%	11/15/2030	75	89,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-2, Ref. RB	5.00%	11/15/2026	$160	$194,743
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2026	65	76,081
New York & New Jersey (States of) Port Authority, Series 2016 198, Ref. RB	5.25%	11/15/2056	100	121,396
New York & New Jersey (States of) Port Authority, Series 2016, Ref. RB	5.00%	11/15/2046	25	29,670
New York (City of), NY, Series 2016 A-1, GO Bonds	4.00%	08/01/2035	25	28,629
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2026	240	286,835
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2029	55	65,680
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2031	25	29,830
New York (City of), NY, Series 2016 CC1, Ref. RB	5.00%	06/15/2038	100	121,825
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2026	70	85,536
New York (City of), NY, Series 2016, Ref. RB	5.00%	06/15/2037	415	505,574
New York (City of), NY Transitional Finance Authority, Series 2016 A-1, RB	5.00%	05/01/2040	35	41,643
New York (City of), NY Transitional Finance Authority, Series 2016 E-1, RB	5.00%	02/01/2030	90	107,303
New York (City of), NY Transitional Finance Authority, Series 2016 E-1, RB	5.00%	02/01/2037	35	41,493
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2028	10	11,930
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2030	15	17,852
New York (City of), NY Transitional Finance Authority, Series 2016, RB	4.00%	05/01/2030	15	17,243
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2026	30	36,957
New York (City of), NY Water & Sewer System, Series 2016 CC, Ref. RB	4.00%	06/15/2046	100	112,759
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2033	40	48,587
New York (State of) Dormitory Authority, Series 2016 D, Ref. RB	5.00%	02/15/2026	35	42,181
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2026	100	120,518
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	07/01/2026	10	12,012
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2026	50	60,259
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2026	45	53,597
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2026	15	18,128
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2026	60	73,188
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2026	5	6,043
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2026	35	42,297
New York (State of) Dormitory Authority, Series 2019 A, RB	5.00%	10/01/2026	125	152,054
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2026	20	24,386
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2029	25	30,346
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2028	25	29,994
New York State Urban Development Corp., Series 2016 A, Ref. RB	4.00%	03/15/2036	40	45,218
Utility Debt Securitization Authority, Series 2016 A, Ref. RB	5.00%	12/15/2032	25	30,188

				3,544,446

North Carolina-1.17%
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2026	85	103,498
North Carolina (State of), Series 2018 A, GO Bonds	5.00%	06/01/2026	25	30,441
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2026	20	24,266
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2026	15	18,322
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2016 B, Ref. RB	5.00%	10/01/2044	55	66,141
North Carolina Eastern Municipal Power Agency, Series 1993 B, Ref. RB(a)	6.00%	01/01/2026	25	30,968

				273,636

Ohio-2.29%
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2030	25	30,152
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2026	35	42,877
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2029	30	36,252
Miami University, Series 2017, Ref. RB	5.00%	09/01/2041	50	59,913
Ohio (State of), Series 2016 S, GO Bonds	5.00%	05/01/2031	70	84,104
Ohio (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2026	5	6,112
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2031	85	101,300
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2033	50	59,348
Ohio (State of), Series 2018 A, GO Bonds	5.00%	06/15/2034	40	47,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

237

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2026	$40	$48,621
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	12/01/2026	15	18,542

				535,093

Oklahoma-0.52%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	5.00%	09/01/2026	50	60,897
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2026	10	12,113
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2029	15	18,428
Tulsa (County of), OK Industrial Authority (Jenks Public Schools), Series 2015, RB	5.00%	09/01/2026	25	29,425

				120,863

Pennsylvania-4.06%
Lycoming (County of), PA Authority (Pennsylvania College of Technology), Series 2016 A, Ref. RB	3.00%	10/01/2037	100	105,262
Pennsylvania (Commonwealth of), First Series 2015, GO Bonds	5.00%	03/15/2026	35	40,873
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds	5.00%	02/01/2029	300	357,386
Pennsylvania (Commonwealth of), First Series 2020, GO Bonds	5.00%	05/01/2026	30	36,306
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2028	150	183,063
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	4.00%	09/15/2030	65	74,932
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A, Ref. RB	5.00%	12/01/2032	80	97,760
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 A-1, RB	5.00%	12/01/2036	45	53,861

				949,443

Rhode Island-0.46%
Rhode (State of) Island Turnpike & Bridge Authority, Series 2016 A, Ref. RB	5.00%	10/01/2040	40	47,137
Rhode Island Commerce Corp. (Garvee), Series 2016 B, RB	5.00%	06/15/2026	50	60,612

				107,749

South Carolina-0.86%
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2031	150	178,969
South Carolina (State of) Public Service Authority, Series 2016 B, Ref. RB	4.00%	12/01/2056	20	22,417

				201,386

Tennessee-1.12%
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2016, Ref. GO Bonds	5.00%	01/01/2026	50	59,931
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2016, Ref. GO Bonds(a)(b)	5.00%	07/01/2026	100	121,877
Tennessee (State of) School Bond Authority, Series 2017 B, Ref. RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2026	35	43,096
Tennessee Energy Acquisition Corp., Series 2006 A, RB	5.25%	09/01/2026	30	35,989

				260,893

Texas-9.33%
Bexar (County of), TX, Series 2017, Ref. GO Bonds	5.00%	06/15/2030	60	72,545
Board of Regents of The University of Texas System, Series 2016 D, RB	5.00%	08/15/2026	135	164,866
Board of Regents of The University of Texas System (Green Bonds), Series 2016 B, RB	5.00%	08/15/2026	35	42,743
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2026	160	190,527
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2026	30	35,563
Fort Bend Independent School District, Series 2017 E, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	5	6,020
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2026	25	30,833
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2026	60	72,932
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	20	23,942
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	70	83,591
Houston Independent School District, Series 2016 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	45	53,562
Houston Independent School District, Series 2017, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2026	50	60,295
Humble Independent School District, Series 2015 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	25	28,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

238

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2046	$100	$104,125
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2051	200	207,805
North East Independent School District, Series 2007, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.25%	02/01/2026	30	36,371
Permanent University Fund - University of Texas System, Series 2007 B, Ref. RB	5.25%	07/01/2026	35	42,980
San Antonio (City of), TX Water System, Series 2016 A, Ref. RB	5.00%	05/15/2031	15	18,013
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2026	200	241,601
Texas (State of), Series 2016, GO Bonds	5.00%	04/01/2037	30	35,818
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2026	35	42,988
Texas A&M University, Series 2016 C, Ref. RB	4.00%	05/15/2029	30	34,518
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2030	75	89,004
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2036	395	464,625

				2,183,374

Utah-0.54%
Utah (County of), UT (IHC Health Services, Inc.), Series 2016 B, RB	3.00%	05/15/2047	95	99,339
Utah (State of) Transit Authority, Series 2016, Ref. RB	3.00%	12/15/2028	25	27,416

				126,755

Virginia-1.49%
Richmond (City of), VA, Series 2016, Ref. RB	5.00%	01/15/2026	20	24,032
Virginia (Commonwealth of), Series 2015 B, Ref. GO Bonds	5.00%	06/01/2026	25	29,421
Virginia (State of) College Building Authority, Series 2016 A, RB	4.00%	02/01/2030	10	11,424
Virginia (State of) College Building Authority (21st Century College), Series 2019 C, Ref. RB	5.00%	02/01/2026	35	42,051
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2026	200	241,252

				348,180

Washington-2.92%
Energy Northwest (Bonneville Power Administration), Series 2016 A, Ref. RB	5.00%	07/01/2028	50	60,564
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	15	18,419
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2030	50	61,195
King County School District No. 411 Issaquah, Series 2016, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.00%	12/01/2030	10	11,031
University of Washington, Series 2016 A, Ref. RB	5.25%	12/01/2046	200	241,122
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2030	10	11,943
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2030	40	48,791
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2032	10	12,171
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	08/01/2028	35	42,730
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	08/01/2030	25	30,494
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	07/01/2032	30	35,759
Washington (State of), Series 2020 C, GO Bonds	5.00%	02/01/2026	90	108,218

				682,437

Wisconsin-2.07%
Wisconsin (State of), Series 2018 A, RB	5.00%	06/01/2026	200	243,315
Wisconsin (State of), Series 2019 A, Ref. RB	5.00%	05/01/2026	60	72,458
Wisconsin (State of) Department of Transportation, Series 2017 2, Ref. RB	5.00%	07/01/2026	20	24,343
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB(a)(b)	3.13%	05/15/2026	25	27,997
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group), Series 2016 A, Ref. RB	4.50%	11/15/2039	100	116,359

				484,472

TOTAL INVESTMENTS IN SECURITIES(d)-98.59% (Cost $22,493,317)				23,062,272
OTHER ASSETS LESS LIABILITIES-1.41%				328,932

NET ASSETS-100.00%				$23,391,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

239

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2021

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

240

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.81%
Arizona-2.06%
Arizona (State of), Series 2019 A, Ref. COP(a)	5.00%	10/01/2027	$100	$126,097
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. RB	5.00%	01/01/2027	200	247,245

				373,342

California-18.89%
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	10	11,449
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	5.00%	04/01/2027	25	31,004
Beverly Hills Unified School District, Series 2019 A, GO Bonds	3.00%	08/01/2044	150	160,007
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2027	15	18,321
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2030	50	63,091
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2027	200	249,528
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2027	100	126,514
California (State of), Series 2020, GO Bonds	3.00%	03/01/2027	370	420,428
California (State of), Series 2020, GO Bonds	5.00%	11/01/2027	75	95,101
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-1, RB	5.00%	11/01/2027	135	171,276
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	4.00%	11/15/2040	50	58,166
East Bay Municipal Utility District Water System Revenue, Series 2017 B, Ref. RB	5.00%	06/01/2031	25	31,117
Etiwanda School District (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2046	180	219,386
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	55	62,751
Los Angeles (City of), CA Department of Airports, Series 2020 B, Ref. RB	5.00%	05/15/2027	30	37,521
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, Ref. RB	5.00%	07/01/2044	300	362,736
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2027	45	54,133
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	200	245,735
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2027	10	12,591
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2027	10	12,558
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	45	51,322
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	10	12,076
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2038	200	250,515
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	1.80%	11/15/2027	250	263,581
San Francisco Bay Area Rapid Transit District (Election of 2016) (Green Bonds), Series 2017 A, GO Bonds	5.00%	08/01/2047	90	109,710
San Jose Unified School District, Series 2018 E, GO Bonds	4.00%	08/01/2042	100	115,026
Santa Monica (City of), CA Public Financing Authority (Green Bonds), Series 2017, RB	4.00%	07/01/2047	20	22,868
Turlock (City of), CA Irrigation District, Series 2016, Ref. RB	5.00%	01/01/2046	130	158,017

				3,426,528

Colorado-0.96%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2027	85	110,325
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2027	10	12,651
Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2027	40	50,638

				173,614

Connecticut-1.14%
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2027	25	30,448
Connecticut (State of), Series 2016 B, Ref. GO Bonds	5.00%	05/15/2027	25	30,221
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2027	20	24,936
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2033	100	121,262

				206,867

District of Columbia-4.06%
Washington (State of) Metropolitan Area Transit Authority, Series 2017 B, RB	5.00%	07/01/2035	600	736,147

Florida-3.92%
Florida (State of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2027	40	48,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

241

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2027	$45	$54,916
Miami (City of), FL Health Facilities Authority (Miami Jewish Health), Series 2017, Ref. RB	5.13%	07/01/2046	100	101,347
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	40	43,836
Miami-Dade (County of), FL Water & Sewer System, Series 2017 B, Ref. RB	5.00%	10/01/2027	45	56,686
Orange (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	10	12,230
School Board of Miami-Dade County (The), Series 2016 B, Ref. COP	5.00%	08/01/2027	20	24,211
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	305	368,207

				710,269

Georgia-5.50%
Atlanta (City of), GA, Series 2018, Ref. RB	5.00%	11/01/2041	55	68,154
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2027	200	247,151
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2027	540	669,811
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	07/01/2027	10	12,365

				997,481

Hawaii-1.10%
Hawaii (State of), Series 2016 FB, GO Bonds	5.00%	04/01/2027	10	12,050
Hawaii (State of), Series 2017 FK, GO Bonds	5.00%	05/01/2027	35	43,616
Hawaii (State of), Series 2017 FN, Ref. GO Bonds	5.00%	10/01/2027	50	63,018
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2027	65	80,703

				199,387

Idaho-0.48%
Idaho (State of) Housing & Finance Association, Series 2017 A, Ref. RB	5.00%	07/15/2027	70	87,221

Illinois-6.63%
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	200	248,857
Chicago O’Hare International Airport, Series 2017 C, Ref. RB	5.00%	01/01/2041	100	120,133
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2027	100	121,357
Illinois (State of), Series 2017 C, GO Bonds	5.00%	11/01/2029	100	121,317
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2027	200	246,392
Illinois (State of) Finance Authority, Series 2017, RB	5.00%	01/01/2027	95	117,554
Illinois (State of) Finance Authority (Clean Water Initiative), Series 2017, RB	5.00%	07/01/2030	25	30,703
Illinois (State of) Finance Authority (The University of Chicago), Series 2018 A, RB	5.00%	10/01/2048	25	30,690
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2027	135	166,410

				1,203,413

Indiana-0.54%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2027	40	49,225
Indianapolis (City of), IN Department of Public Utilities, Series 2016 B, Ref. RB	5.00%	10/01/2027	40	49,066

				98,291

Kansas-0.06%
Johnson (County of), KS Public Building Commission, Series 2018 A, RB	4.00%	09/01/2027	10	11,693

Louisiana-1.18%
Jefferson (Parish of), LA Sales Tax District, Series 2019 B, RB, (INS - AGM)(b)	5.00%	12/01/2042	50	61,850
Louisiana (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2027	100	121,608
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2027	25	31,422

				214,880

Maryland-2.96%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2027	15	18,691
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2027	25	31,484
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2029	15	18,857
Maryland (State of), Series 2019 A, GO Bonds	5.00%	08/01/2027	245	308,543
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2030	20	24,819
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health), Series 2017 A, RB	5.00%	05/15/2045	110	133,928

				536,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

242

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-3.75%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(b)	5.50%	01/01/2027	$50	$62,259
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2027	15	18,967
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2027	30	37,674
Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB	5.00%	07/01/2027	465	561,589

				680,489

Michigan-0.85%
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2017 A, Ref. RB	5.00%	12/01/2037	125	154,965

Minnesota-0.27%
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2027	30	36,927
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2027	10	12,658

				49,585

Mississippi-0.07%
Mississippi (State of), Series 2017 A, Ref. GO Bonds	5.00%	10/01/2027	10	12,631

Missouri-1.79%
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2027	200	248,657
St. Louis (City of), MO, Series 2005, RB, (INS - NATL)(b)	5.50%	07/01/2027	60	76,711

				325,368

Nebraska-0.17%
Omaha (City of), NE Public Power District, Series 2016 A, Ref. RB	5.00%	02/01/2027	25	29,925

New Jersey-2.32%
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	4.00%	11/01/2027	75	88,947
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	5.00%	11/01/2027	100	124,867
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 B, Ref. RB	5.00%	07/01/2029	100	125,290
New Jersey (State of) Educational Facilities Authority (Princeton University), Series 2017 I, Ref. RB	5.00%	07/01/2030	25	31,276
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	4.00%	07/01/2041	25	28,012
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group), Series 2017 A, Ref. RB	4.00%	07/01/2036	20	22,820

				421,212

New Mexico-0.63%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2017, Ref. RB	4.00%	08/01/2039	100	113,808

New York-17.52%
Albany (County of), NY, Series 2018, GO Bonds	5.00%	04/01/2027	45	54,156
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2039	200	240,048
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	536,903
Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	11/15/2047	100	120,037
Metropolitan Transportation Authority (Green Bonds), Series 2017 B, Ref. RB	5.00%	11/15/2027	205	255,189
Metropolitan Transportation Authority (Green Bonds), Series 2017 C1, Ref. RB	5.00%	11/15/2027	50	62,244
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	07/15/2027	70	87,724
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.25%	11/15/2057	100	124,270
New York (City of), NY, Series 2008 J9, GO Bonds	5.00%	08/01/2027	35	42,578
New York (City of), NY, Series 2017, Ref. RB	5.00%	06/15/2037	140	171,509
New York (City of), NY, Series 2018 DD, Ref. RB	5.00%	06/15/2032	15	18,787
New York (City of), NY Transitional Finance Authority, Series 2017 A, RB	3.50%	02/01/2038	45	49,512
New York (City of), NY Transitional Finance Authority, Series 2017 A-2, RB	5.00%	08/01/2037	25	30,844
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2027	35	43,698
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2031	35	43,064
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2036	100	122,417
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2027	35	41,108
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	03/15/2027	60	73,527
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2032	140	171,225
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2041	150	184,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

243

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2027	$35	$42,879
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2027	195	242,799
New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2018 A, Ref. RB	5.00%	08/01/2027	35	43,069
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	100	116,996
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2027	30	37,655
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2027	40	48,050
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2033	20	24,396
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2027	10	12,461
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2047	10	12,182
Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2039	100	125,240

				3,178,762

North Carolina-0.60%
Mecklenburg (County of), NC, Series 2017 A, GO Bonds	4.00%	04/01/2029	40	47,179
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2027	20	25,012
North Carolina (State of), Series 2017 B, Ref. RB	5.00%	05/01/2029	30	37,107

				109,298

Ohio-1.88%
Franklin (County of), OH (Trinity Health Credit), Series 2017, RB	4.00%	12/01/2046	145	165,013
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2027	20	25,124
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2027	10	12,609
Ohio (State of), Series 2017 U, Ref. GO Bonds	5.00%	05/01/2027	10	12,481
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	12/01/2027	50	63,438
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2029	20	24,954
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2031	30	37,175

				340,794

Oklahoma-0.65%
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools), Series 2019 A, RB	5.00%	09/01/2027	95	117,634

Oregon-1.17%
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2029	70	87,592
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2031	100	124,100

				211,692

Pennsylvania-3.59%
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	5.00%	02/15/2045	100	118,553
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2027	100	122,489
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2027	40	48,995
Pennsylvania (Commonwealth of), Series 2017, Ref. GO Bonds	5.00%	01/01/2027	195	240,486
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2027	35	43,816
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2016 B, Ref. RB	5.00%	06/01/2027	15	18,063
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2017, Ref. RB	4.00%	07/01/2035	50	58,334

				650,736

Rhode Island-0.16%
Rhode Island Health and Educational Building Corp. (Brown University), Series 2017 A, Ref. RB	4.00%	09/01/2037	25	28,729

South Carolina-0.40%
Lexington County Health Services District, Inc. (Lexmed Obligated Group), Series 2017, Ref. RB	4.00%	11/01/2031	10	11,596
South Carolina (State of) Transportation Infrastructure Bank, Series 2017 A, Ref. RB	5.00%	10/01/2039	50	61,486

				73,082

South Dakota-0.19%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2017, Ref. RB	4.00%	07/01/2042	30	33,818

Tennessee-0.17%
Tennessee Energy Acquisition Corp., Series 2006 C, RB	5.00%	02/01/2027	25	30,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

244

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-7.06%
Bexar (County of), TX Hospital District, Series 2018, GO Bonds	5.00%	02/15/2048	$75	$89,439
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	45	56,037
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2030	40	49,685
Houston (City of), TX, Series 2017 B, Ref. RB	5.00%	11/15/2027	50	63,188
Metropolitan Transit Authority of Harris County, Series 2016 A, Ref. RB	5.00%	11/01/2027	175	215,581
North Texas Tollway Authority, Series 2017 B, Ref. RB	5.00%	01/01/2048	30	35,941
Round Rock Independent School District, Series 2019 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2027	30	37,662
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	140	168,970
San Antonio (City of), TX, Series 2018, Ref. RB	5.00%	02/01/2027	150	185,612
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2032	65	81,181
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2033	175	218,139
Texas (State of) Water Development Board, Series 2016, RB	5.00%	04/15/2027	25	30,727
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2032	15	17,802
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2027	25	31,204

				1,281,168

Virginia-1.51%
University of Virginia, Series 2017 A, Ref. RB	5.00%	04/01/2039	160	195,180
Virginia (State of) College Building Authority, Series 2016 A, RB	5.00%	02/01/2027	50	60,000
Virginia (State of) College Building Authority, Series 2019 A, RB	5.00%	02/01/2027	5	6,187
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2027	10	12,436

				273,803

Washington-2.76%
Energy Northwest (No. 3), Series 2018, Ref. RB	5.00%	07/01/2027	35	43,794
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	100	123,379
Puyallup School District No. 3 (Washing State School District Credit Enhancement Program), Series 2017, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2035	25	30,730
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2033	10	12,430
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2027	20	25,161
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2029	35	43,701
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2040	80	97,223
Washington (State of), Series 2017 F, Ref. GO Bonds	5.00%	08/01/2030	30	37,442
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2027	10	12,580
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2032	60	74,644

				501,084

Wisconsin-1.82%
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2027	20	24,870
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2032	10	12,295
Wisconsin (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2027	235	292,511

				329,676

TOTAL INVESTMENTS IN SECURITIES(c)-98.81% (Cost $17,600,092)				17,923,834
OTHER ASSETS LESS LIABILITIES-1.19%				215,679

NET ASSETS-100.00%				$18,139,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

245

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2021

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

246

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.81%
Arizona-1.17%
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2037	$175	$216,404

Arkansas-0.21%
Fort Smith (City of), AR, Series 2018, Ref. RB	5.00%	10/01/2034	30	37,768

California-13.86%
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2028	105	131,606
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2037	200	254,724
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2028	100	129,936
California (State of) Statewide Communities Development Authority (Adventist Health System), Series 2018, Ref. RB	4.00%	03/01/2048	120	136,451
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2043	195	245,025
Chaffey Community College District, Series 2019 A, GO Bonds	3.00%	06/01/2046	185	196,797
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2043	200	250,358
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2031	55	70,705
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	150	187,024
Orange County Sanitation District, Series 2017 A, Ref. RB	5.00%	02/01/2028	100	124,135
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2018 A, RB	4.00%	10/01/2043	200	232,915
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2028	85	107,439
San Leandro Unified School District, Series 2020 A, GO Bonds, (INS - BAM)(a)	4.00%	08/01/2043	150	174,373
Santa Ana Unified School District, Series 2021 B, GO Bonds, (INS - AGM)(a)	2.13%	08/01/2050	100	96,475
Santa Barbara Unified School District (Election of 2016), Series 2019 B, GO Bonds	4.00%	08/01/2044	50	57,982
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2038	125	156,588

				2,552,533

Colorado-2.11%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2028	50	66,737
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2031	40	50,638
University of Colorado, Series 2017 A-2, Ref. RB	4.00%	06/01/2038	230	270,456

				387,831

Connecticut-2.20%
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2028	100	127,127
Connecticut (State of), Series 2021 A, GO Bonds	4.00%	01/15/2028	230	277,462

				404,589

District of Columbia-1.72%
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2030	30	38,166
District of Columbia, Series 2020 A, RB	5.00%	03/01/2028	25	31,874
District of Columbia Water & Sewer Authority, Series 2018 B, RB	5.00%	10/01/2049	200	246,078

				316,118

Florida-3.12%
Central Florida Expressway Authority, Series 2018, RB	5.00%	07/01/2048	20	24,429
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	5.00%	07/01/2028	20	25,682
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2028	85	107,138
Hillsborough (County of), FL School Board (Master Lease Program), Series 2017, Ref. COP	5.00%	07/01/2028	35	43,451
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2028	25	31,631
Lee Memorial Health System, Series 2019 A-1, Ref. RB	5.00%	04/01/2028	15	18,944
Miami-Dade (County of), FL Transit System, Series 2018, RB	4.00%	07/01/2045	175	201,350
Miami-Dade (County of), FL Water & Sewer System, Series 2017 B, Ref. RB	5.00%	10/01/2028	40	50,255
Sarasota County Public Hospital District (Sarasota Memorial Hospital), Series 1998 B, Ref. RB, (INS - NATL)(a)	5.50%	07/01/2028	40	49,044
South Broward Hospital District (South Broward Hospital District Obligated Group), Series 2018, RB	4.00%	05/01/2048	20	22,660

				574,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

247

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-2.90%
Georgia (State of), Series 2018 A, GO Bonds	3.25%	07/01/2037	$200	$227,962
Georgia (State of) Road & Tollway Authority (Garvee), Series 2020, RB	5.00%	06/01/2028	50	64,151
Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4), Series 2019, RB	5.00%	01/01/2056	200	242,382

				534,495

Hawaii-0.06%
Hawaii (State of), Series 2018 FT, GO Bonds	3.25%	01/01/2035	10	11,070

Illinois-4.69%
Cook (County of), IL, Series 2021 A, Ref. GO Bonds	5.00%	11/15/2028	50	63,978
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2028	100	122,177
Illinois (State of), Series 2018 A, GO Bonds	4.63%	05/01/2037	90	105,565
Illinois (State of), Series 2018 B, Ref. GO Bonds	5.00%	10/01/2033	120	147,086
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2039	250	306,620
Regional Transportation Authority, Series 2017 A, Ref. RB	5.00%	07/01/2028	75	93,790
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	5	6,058
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2048	15	17,971

				863,245

Indiana-1.20%
Indiana (State of) Finance Authority (Green Bonds), Series 2018 A, RB	5.00%	02/01/2033	175	220,575

Louisiana-0.16%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority
(Bossier City), Series 2018, RB	4.00%	12/01/2043	25	29,154

Maryland-2.59%
Maryland (State of), Series 2018, GO Bonds	5.00%	08/01/2031	125	159,517
Maryland (State of), Series 2018, GO Bonds	4.00%	08/01/2032	200	240,871
Maryland (State of), Series 2020 A, GO Bonds	5.00%	03/15/2028	60	76,837

				477,225

Massachusetts-5.15%
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2028	55	70,625
Massachusetts (Commonwealth of), Series 2019 F, GO Bonds	5.00%	05/01/2028	210	269,659
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2028	200	260,034
Massachusetts (State of) Health & Educational Facilities Authority (Institute of Technology), Series 1998 I, RB	5.20%	01/01/2028	90	115,429
Massachusetts (State of) School Building Authority, Series 2018 A, RB	4.00%	02/15/2043	200	232,438

				948,185

Minnesota-1.04%
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2028	40	48,893
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2034	10	12,794
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2028	100	129,297

				190,984

Missouri-0.16%
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2030	25	30,012

Nevada-1.70%
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2033	50	63,501
Clark (County of), NV (Las Vegas McCarran International Airport), Series 2019, Ref. RB	5.00%	07/01/2028	100	128,412
Las Vegas (City of), NV Convention & Visitors Authority, Series 2018 B, RB	5.00%	07/01/2043	100	121,442

				313,355

New Jersey-6.04%
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2028	195	248,416
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	3.25%	06/15/2039	220	237,248
New Jersey (State of) Transportation Trust Fund Authority, Series 2019 BB, RB	3.50%	06/15/2046	150	162,140
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.25%	06/15/2043	200	250,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

248

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Turnpike Authority, Series 2017 E, Ref. RB	5.00%	01/01/2030	$60	$75,624
South Jersey Port Corp., Series 2017 A, RB	5.00%	01/01/2049	115	138,219

				1,111,908

New York-20.28%
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2032	200	246,528
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2035	70	86,434
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	4.00%	11/15/2046	145	165,488
Metropolitan Transportation Authority (Green Bonds), Series 2017 C-1, Ref. RB	4.00%	11/15/2035	150	174,971
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	07/15/2030	150	191,398
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2036	100	124,851
New York (City of), NY, Series 2018 F-1, GO Bonds	5.00%	04/01/2033	90	112,802
New York (City of), NY, Series 2018 F-1, GO Bonds	5.00%	04/01/2043	100	122,940
New York (City of), NY, Series 2019 DD-1, RB	4.00%	06/15/2049	200	231,005
New York (City of), NY, Series 2020 B-1, Ref. GO Bonds	5.00%	11/01/2028	200	257,612
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2036	75	93,920
New York (City of), NY Transitional Finance Authority, Series 2018 S-2A, Ref. RB	5.00%	07/15/2035	150	189,321
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2028	175	226,538
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2038	150	186,783
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2039	120	151,473
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2045	100	123,331
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2039	275	346,879
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2028	25	31,950
New York (State of) Dormitory Authority (Bid Group 4), Series 2018 C, Ref. RB	5.00%	03/15/2038	250	311,306
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	235	295,381
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2028	50	65,028

				3,735,939

North Carolina-1.39%
North Carolina (State of) (Build North Carolina Programs), Series 2020 B, RB	5.00%	05/01/2028	200	256,819

Ohio-3.11%
Columbus (City of), OH, Series 2016 3, Ref. GO Bonds	5.00%	02/15/2028	15	18,586
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2030	25	32,227
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2034	25	31,786
Miami Valley Career Technology Center, Series 2018, GO Bonds	3.75%	12/01/2047	35	39,418
Northeast Ohio Regional Sewer District, Series 2017, Ref. RB	3.25%	11/15/2040	30	33,306
Ohio (State of), Series 2016 A, Ref. GO Bonds	5.00%	09/01/2028	65	84,011
Ohio (State of) (Cleveland Clinic Health System), Series 2017, Ref. RB	4.00%	01/01/2036	125	146,125
Ohio (State of) Turnpike & Infrastructure Commission, Series 2018 A, RB	5.00%	02/15/2030	150	187,826

				573,285

Oregon-0.69%
University of Oregon, Series 2018 A, RB	5.00%	04/01/2048	105	127,373

Pennsylvania-4.07%
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	01/15/2028	200	246,386
Pennsylvania (Commonwealth of), Series 2020, GO Bonds	5.00%	05/01/2028	200	255,618
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 A, RB	5.00%	12/01/2048	200	248,548

				750,552

South Carolina-0.43%
Spartanburg Regional Health Services District, Series 2017 A, Ref. RB	4.00%	04/15/2043	70	80,012

Tennessee-0.61%
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2017, GO Bonds	4.00%	07/01/2028	95	113,008

Texas-9.25%
Dallas (City of), TX, Series 2018 C, RB	4.00%	10/01/2043	150	177,918
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2028	20	24,982
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2033	60	75,536
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	110	135,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

249

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2028	$50	$64,091
Hurst-Euless-Bedford Independent School District, Series 2017 A, Ref. GO Bonds	5.00%	08/15/2028	150	187,808
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2028	20	25,520
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2030	200	258,372
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	150	189,700
Texas (State of) Water Development Board (State Water Implementation Fund), Series 2018 A, RB	5.00%	10/15/2031	75	94,961
Texas Municipal Gas Acquisition & Supply Corp. III, Series 2021, Ref. RB	5.00%	12/15/2028	250	318,868
Texas Water Development Board, Series 2018 A, RB	4.00%	04/15/2048	130	150,689

				1,704,186

Utah-0.13%
Salt Lake (City of), UT (Salt Lake City International Airport), Series 2018 B, RB	5.00%	07/01/2048	20	24,633

Virginia-1.30%
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2028	190	239,441

Washington-3.38%
Energy Northwest, Series 2017 A, Ref. RB	5.00%	07/01/2028	100	124,988
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2028	200	259,413
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	45	56,373
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2041	40	49,494
Whatcom (County of), WA Bellingham School District No. 501, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	105	132,382

				622,650

West Virginia-2.09%
West Virginia (State of), Series 2018 B, GO Bonds	5.00%	06/01/2037	125	157,281
West Virginia (State of) Hospital Finance Authority (University Health System), Series 2018 A, RB	4.00%	06/01/2051	200	226,876

				384,157

TOTAL INVESTMENTS IN SECURITIES(b)-96.81% (Cost $17,469,841)				17,832,090
OTHER ASSETS LESS LIABILITIES-3.19%				587,230

NET ASSETS-100.00%				$18,419,320

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

250

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.81%
Alabama-1.02%
Madison (City of), AL Water & Wastewater Board, Series 2020, Ref. RB	3.00%	12/01/2050	$100	$107,076
University of Alabama (The), Series 2019 A, Ref. RB	4.00%	07/01/2034	45	53,765

				160,841

Arizona-1.26%
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2029	30	38,840
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2029	125	158,953

				197,793

California-14.28%
California (State of), Series 2019, GO Bonds	5.00%	04/01/2032	65	84,399
California (State of), Series 2019, GO Bonds	4.00%	10/01/2044	175	210,307
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2029	75	99,534
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2032	25	32,461
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2032	50	65,771
California (State of), Series 2020, GO Bonds	5.00%	03/01/2029	130	170,266
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2019, RB	4.00%	11/15/2045	100	116,797
California State University, Series 2019 A, RB	5.00%	11/01/2049	100	128,110
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB	5.00%	06/01/2049	200	254,509
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2036	100	130,073
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2045	100	126,037
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2049	100	125,777
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.25%	07/01/2049	70	89,489
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2029	65	85,959
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2037	40	51,287
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	160	205,709
Mount San Antonio Community College District (Election of 2018), Series 2019 A, GO Bonds	4.00%	08/01/2049	125	147,914
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2039	50	63,443
San Jose (City of), CA, Series 2019 C, Ref. GO Bonds	5.00%	09/01/2030	20	26,155
San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	25	29,862

				2,243,859

Colorado-1.36%
Colorado (State of), Series 2018 A, COP	5.00%	12/15/2029	30	38,675
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2019, Ref. RB	4.00%	11/15/2043	5	5,908
Colorado (State of) Health Facilities Authority (Adventhealth Obligated), Series 2019, Ref. RB	4.00%	11/15/2038	30	35,867
Colorado (State of) Health Facilities Authority (Commonspirit Health), Series 2019 A, Ref. RB	3.25%	08/01/2049	100	107,275
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2029	20	26,463

				214,188

Connecticut-1.25%
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2029	25	32,100
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2039	125	157,561
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2029	5	6,512

				196,173

District of Columbia-4.74%
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2031	100	129,821
District of Columbia, Series 2019 A, RB	5.00%	03/01/2029	30	39,165
District of Columbia, Series 2019 C, Ref. RB	3.00%	10/01/2029	30	35,002
District of Columbia, Series 2019 C, Ref. RB	5.00%	10/01/2034	50	65,272
District of Columbia, Series 2020 A, RB	5.00%	03/01/2029	90	117,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

251

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia-(continued)
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB	4.00%	10/01/2049	$150	$172,745
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2050	175	185,546

				745,046

Florida-3.59%
Florida (State of) Higher Educational Facilities Financial Authority (St. Leo Univeristy), Series 2019, Ref. RB	5.00%	03/01/2039	100	116,879
Gainesville (City of), FL, Series 2019 A, RB	5.00%	10/01/2047	100	125,436
Orange (County of), FL Convention Center, Series 2017, Ref. RB	5.00%	10/01/2029	100	130,077
Palm Beach County School District, Series 2018 C, Ref. COP	5.00%	08/01/2029	150	190,888

				563,280

Georgia-3.72%
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta), Series 2019 A, RB .	3.00%	07/01/2046	50	53,437
Fulton (County of), GA Development Authority (Georgia Institute of Technology), Series 2019, RB	4.00%	06/15/2049	100	115,981
Georgia (State of), Series 2018 A, GO Bonds	5.00%	07/01/2029	100	128,461
Gwinnett County School District, Series 2019, GO Bonds	5.00%	02/01/2041	45	57,093
Savannah (City of), GA Hospital Authority (St. Josephs Candler Health System), Series 2019 A, Ref. RB	4.00%	07/01/2043	200	230,178

				585,150

Hawaii-0.69%
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2029	25	32,470
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2034	60	76,507

				108,977

Illinois-6.28%
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2035	100	127,020
Illinois (State of) (Rebuild Illinois Program), Series 2019 B, GO Bonds	4.00%	11/01/2035	100	116,045
Illinois (State of) (Rebuild Illinois Program), Series 2019 B, GO Bonds	4.00%	11/01/2037	75	86,527
Illinois (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	07/01/2037	170	217,729
Illinois (State of) Toll Highway Authority, Series 2019 A, RB	5.00%	01/01/2044	300	374,148
Illinois (State of) Toll Highway Authority, Series 2019, Ref. RB	5.00%	01/01/2029	50	64,898

				986,367

Indiana-1.57%
Indiana (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2029	50	65,733
Indiana (State of) Finance Authority (Green Bonds), Series 2019 A, RB	5.00%	02/01/2039	45	57,184
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2054	100	123,361

				246,278

Iowa-0.29%
Iowa (State of), Series 2019 A, Ref. RB	5.00%	06/01/2029	35	45,890

Kansas-0.78%
University of Kansas Hospital Authority, Series 2019 A, RB	5.00%	09/01/2048	100	123,232

Louisiana-1.92%
East Baton Rouge Sewerage Commission, Series 2019 A, Ref. RB	4.00%	02/01/2045	100	116,571
Louisiana (State of), Series 2019 A, GO Bonds	5.00%	03/01/2036	110	140,266
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2029	35	45,092

				301,929

Maryland-1.83%
Baltimore (City of), MD (Wastewater), Series 2019 A, RB	4.00%	07/01/2044	100	117,875
Maryland (State of), Series 2019, GO Bonds	5.00%	03/15/2031	80	103,835
Maryland (State of), Series 2020 A, GO Bonds	5.00%	03/15/2029	30	39,379
Prince George’s (County of), MD, Series 2020 B, Ref. GO Bonds	5.00%	09/15/2029	20	26,552

				287,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

252

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-3.07%
Massachusetts (Commonwealth of), Series 2018 B, GO Bonds	5.00%	01/01/2029	$40	$50,644
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2029	45	59,430
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2031	70	90,149
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2036	60	76,495
Massachusetts (Commonwealth of), Series 2019 C, Ref. GO Bonds	5.00%	05/01/2029	15	19,735
Massachusetts (Commonwealth of), Series 2019 G, GO Bonds	5.00%	09/01/2029	10	13,256
Massachusetts (Commonwealth of), Series 2020 A, GO Bonds	5.00%	03/01/2029	15	19,659
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2029	10	13,207
Massachusetts (State of) Development Finance Agency (Atrius Health), Series 2019 A, Ref. RB	4.00%	06/01/2049	100	113,047
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2034	20	26,056

				481,678

Michigan-1.93%
Detroit City School District, Series 2005 A, Ref. GO Bonds, (INS - AGM)(a)	5.25%	05/01/2029	55	72,998
Lansing (City of), MI Board of Water & Light, Series 2019 A, RB	5.00%	07/01/2048	80	100,290
Michigan (State of) Building Authority (Facilities Program), Series 2019, Ref. RB	5.00%	04/15/2036	100	129,244

				302,532

Minnesota-0.54%
Minnesota (State of), Series 2019 A, GO Bonds	5.00%	08/01/2033	65	84,873

Mississippi-0.19%
Mississippi (State of), Series 2019 B, GO Bonds	4.00%	10/01/2037	25	30,208

Missouri-0.38%
Springfield School District No. R-12, Series 2017, Ref. GO Bonds	4.00%	03/01/2029	50	60,376

Nebraska-0.20%
Omaha (City of), NE Public Power District, Series 2018 A, RB	5.00%	02/01/2029	15	19,001
Omaha (City of), NE Public Power District, Series 2019 A, RB	5.00%	02/01/2033	10	12,840

				31,841

Nevada-0.37%
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2031	25	32,426
Clark (County of), NV Department of Aviation, Series 2019 B, Ref. RB	5.00%	07/01/2032	20	25,895

				58,321

New Jersey-2.42%
New Jersey (State of), Series 2020 A, GO Bonds	5.00%	06/01/2029	125	162,804
New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group), Series 2019, RB	3.00%	07/01/2049	25	26,688
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2029	150	190,475

				379,967

New York-16.08%
Battery Park (City of), NY Authority, Series 2019 B, Ref. RB	5.00%	11/01/2038	100	130,360
Metropolitan Transportation Authority (Green Bonds), Series 2019 C, RB, (INS - BAM)(a)	5.00%	11/15/2044	100	125,782
New York & New Jersey (States of) Port Authority, Series 2019 217, RB	4.00%	11/01/2039	20	23,734
New York (City of), NY, Series 2019 A-1, GO Bonds	5.00%	08/01/2039	100	126,830
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2029	30	38,824
New York (City of), NY, Series 2019 FF-2, Ref. RB	5.00%	06/15/2038	50	64,206
New York (City of), NY, Series 2019, Ref. RB	5.00%	06/15/2040	95	121,474
New York (City of), NY, Series 2019, Ref. RB	5.00%	06/15/2040	35	45,349
New York (City of), NY Transitional Finance Authority, Series 2019 A-2, RB	5.00%	05/01/2037	285	364,351
New York (City of), NY Transitional Finance Authority, Series 2019 A-3, RB	4.00%	05/01/2041	40	47,307
New York (City of), NY Transitional Finance Authority, Series 2019 A-3, RB	4.00%	05/01/2042	95	112,073
New York (City of), NY Transitional Finance Authority, Series 2019 B-1, RB	4.00%	11/01/2045	95	111,518
New York (City of), NY Transitional Finance Authority, Series 2019 C-1, RB	5.00%	11/01/2035	15	19,306
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	30	35,566
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2035	100	127,728
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2037	35	44,388
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2038	100	126,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

253

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2019, RB	5.00%	07/01/2039	$325	$418,559
New York (State of) Dormitory Authority, Series 2021 A, Ref. RB	5.00%	03/15/2029	50	65,394
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2029	25	32,994
New York State Environmental Facilities Corp., Series 2019 B, Ref. RB	5.00%	06/15/2044	35	44,692
New York State Urban Development Corp., Series 2019 A, Ref. RB	5.00%	03/15/2040	110	140,721
Triborough Bridge & Tunnel Authority, Series 2018 B, Ref. RB	5.00%	11/15/2029	25	33,266
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2019 A, RB	5.00%	11/15/2049	100	124,944

				2,525,835

North Carolina-2.49%
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2029	50	65,740
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2032	15	19,429
North Carolina (State of), Series 2019 A, RB	4.00%	05/01/2034	100	120,845
North Carolina (State of) Turnpike Authority, Series 2018, Ref. RB, (INS - AGM)(a)	4.00%	01/01/2041	160	185,253

				391,267

Ohio-3.71%
Columbus (City of), OH, Series 2018 A, GO Bonds	5.00%	04/01/2029	50	64,571
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2031	20	26,122
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2037	55	70,641
Ohio (State of), Series 2019 A, GO Bonds	5.00%	06/15/2038	150	192,232
Ohio (State of), Series 2019, RB	5.00%	12/15/2029	50	66,371
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2037	85	110,925
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	40	51,374

				582,236

Oregon-1.45%
Multnomah (County of), OR, Series 2021 A, GO Bonds	5.00%	06/15/2029	15	19,763
Oregon (State of), Series 2019 A, GO Bonds	5.00%	05/01/2033	60	77,845
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2034	100	129,842

				227,450

Pennsylvania-4.88%
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	4.00%	07/15/2038	100	117,912
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019 A, Ref. RB	4.00%	07/15/2039	85	99,988
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019, Ref. RB	4.00%	07/15/2036	100	118,590
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2029	90	118,320
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2031	35	45,030
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2037	100	126,381
Philadelphia (City of), PA, Series 2019 B, RB	5.00%	11/01/2044	110	140,102

				766,323

Rhode Island-0.84%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2019 A, Ref. RB	5.00%	09/01/2029	100	131,381

Texas-10.18%
Board of Regents of the University of Texas System, Series 2019 A, Ref. RB	5.00%	08/15/2033	100	129,903
Collin County Community College District, Series 2020 A, GO Bonds	5.00%	08/15/2031	100	131,778
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	60	77,144
Dallas (City of), TX Independent School District, Series 2019 B, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2031	25	30,420
Dallas (County of), TX Hospital District, Series 2019, Ref. GO Bonds	5.00%	08/15/2029	75	95,471
Frisco Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	75	95,518
Houston (City of), TX, Series 2018 D, Ref. RB	5.00%	07/01/2029	35	44,613
Lower Colorado River Authority, Series 2019, Ref. RB	5.00%	05/15/2032	20	25,692
North Texas Tollway Authority, Series 2019 A, Ref. RB	5.00%	01/01/2038	125	156,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

254

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
North Texas Tollway Authority, Series 2019 A, Ref. RB	4.00%	01/01/2039	$75	$88,450
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2018 B, RB	5.00%	07/01/2032	25	31,454
Texas (State of) Water Development Board, Series 2019 A, RB	4.00%	10/15/2049	100	118,443
Texas (State of) Water Development Board, Series 2019, RB	5.00%	04/15/2032	135	177,410
Texas (State of) Water Development Board, Series 2019, RB	4.00%	10/15/2036	125	152,131
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes), Series 2019 A, Ref. RB	5.00%	12/31/2033	90	115,186
Travis (County of), TX, Series 2019 A, GO Bonds	5.00%	03/01/2032	100	128,806

				1,599,346

Utah-0.62%
Utah (State of), Series 2020, GO Bonds	5.00%	07/01/2029	75	97,743

Vermont-1.47%
Vermont (State of) Educational & Health Buildings Financing Agency (Middlebury College), Series 2020, Ref. RB	4.00%	11/01/2050	200	231,580

Virginia-1.14%
Richmond (City of), VA, Series 2017 D, Ref. GO Bonds	5.00%	03/01/2029	10	13,115
Virginia College Building Authority (21st Century College), Series 2017 E, Ref. RB	5.00%	02/01/2029	100	126,456
Virginia College Building Authority (21st Century College), Series 2019 C, Ref. RB	5.00%	02/01/2029	30	39,089

				178,660

Washington-2.27%
Snohomish County School District No. 201 Snohomish, Series 2020, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	35	46,422
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2029	35	46,278
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2031	50	65,158
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2035	35	45,111
Washington (State of), Series 2019 A, GO Bonds	5.00%	08/01/2039	60	76,562
Washington (State of), Series 2019 C, GO Bonds	5.00%	02/01/2035	60	76,343

				355,874

TOTAL INVESTMENTS IN SECURITIES(b)-98.81% (Cost $15,269,179)				15,524,135
OTHER ASSETS LESS LIABILITIES-1.19%				186,879

NET ASSETS-100.00%				$15,711,014

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

255

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.59%
California-15.57%
Antelope Valley Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2050	$45	$48,419
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2030	90	120,638
California (State of), Series 2020, GO Bonds	5.00%	03/01/2030	25	33,453
California (State of), Series 2020, Ref. GO Bonds	4.00%	11/01/2030	40	50,769
California (State of), Series 2020, Ref. GO Bonds	5.00%	11/01/2030	60	81,412
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2036	100	121,854
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB .	4.00%	08/15/2050	100	117,822
California (State of) Public Works Board, Series 2019 C, RB	5.00%	11/01/2030	60	79,108
Long Beach (City of), CA Bond Finance Authority, Series 2007 A, RB	5.50%	11/15/2030	50	67,278
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	4.00%	07/01/2030	75	95,274
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2033	130	173,167
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2019 G, RB	5.00%	08/15/2030	60	79,036
University of California, Series 2020 BE, Ref. RB	5.00%	05/15/2043	100	128,402

				1,196,632

Colorado-2.89%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2033	25	33,264
Colorado (State of), Series 2020 A, COP	4.00%	12/15/2038	100	121,486
Denver (City & County of), CO, Series 2020 B, Ref. GO Bonds	5.00%	08/01/2030	50	67,576

				222,326

Connecticut-1.69%
Connecticut (State of), Series 2019 A, GO Bonds	5.00%	04/15/2030	100	129,717

Delaware-1.61%
Delaware (State of), Series 2020 A, GO Bonds	4.00%	01/01/2032	100	123,967

District of Columbia-3.41%
Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	205	262,242

Florida-1.20%
Palm Beach County School District, Series 2020 A, COP	5.00%	08/01/2034	50	65,661
School District of Broward County, Series 2020 A, COP	5.00%	07/01/2033	20	26,189

				91,850

Georgia-0.56%
Private Colleges & Universities Authority (Emory University), Series 2020 B, Ref. RB	4.00%	09/01/2035	35	42,934

Illinois-3.35%
Illinois (State of) Finance Authority (Northshore University Health), Series 2020, Ref. RB	4.00%	08/15/2040	100	119,808
Illinois (State of) Toll Highway Authority, Series 2019 B, Ref. RB	5.00%	01/01/2030	15	19,859
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2039	100	118,001

				257,668

Maryland-3.88%
Montgomery (County of), MD, Series 2020 B, Ref. GO Bonds	4.00%	11/01/2030	100	126,922
Prince George’s (County of), MD, Series 2019 A, GO Bonds	5.00%	07/15/2030	130	170,813

				297,735

Massachusetts-4.25%
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2030	25	32,345
Massachusetts (Commonwealth of), Series 2020 C, GO Bonds	3.00%	03/01/2049	160	171,520
Massachusetts (Commonwealth of), Series 2020 C, GO Bonds	2.75%	03/01/2050	15	15,469
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2045	100	107,071

				326,405

Michigan-1.17%
University of Michigan, Series 2020 A, Ref. RB	4.00%	04/01/2045	75	89,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

256

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-1.37%
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2020, RB	3.00%	06/01/2053	$100	$105,512

Nevada-0.87%
Clark (County of), NV, Series 2020 C, Ref. RB	5.00%	07/01/2030	50	66,911

New Jersey-3.02%
Gloucester County Improvement Authority (The) (Rowan University), Series 2021, RB, (INS - BAM)(a)	4.00%	07/01/2051	100	116,638
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021, RB	4.00%	06/15/2050	100	115,662

				232,300

New York-29.13%
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	100	116,975
New York & New Jersey (States of) Port Authority, Series 2019, Ref. RB	5.00%	09/01/2030	100	131,495
New York (City of), NY, Series 2019 L-6, GO Bonds	5.00%	04/01/2030	20	25,888
New York (City of), NY, Series 2020 D-1, GO Bonds	4.00%	03/01/2041	125	147,435
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2043	100	126,590
New York (City of), NY, Series 2020 EE, Ref. RB	5.00%	06/15/2030	70	94,151
New York (City of), NY Transitional Finance Authority, Series 2020, RB	5.00%	05/01/2041	50	65,127
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2046	100	107,247
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2033	115	149,865
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	4.00%	02/15/2037	200	238,536
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	5.00%	02/15/2041	90	114,179
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	4.00%	02/15/2047	100	116,601
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	15	18,818
New York (State of) Power Authority (Green Bonds), Series 2020 A, Ref. RB	4.00%	11/15/2055	100	117,028
New York (State of) Thruway Authority, Series 2019 B, RB	4.00%	01/01/2038	200	238,132
New York State Urban Development Corp., Series 2020 A, RB	4.00%	03/15/2049	40	46,830
New York State Urban Development Corp., Series 2020, Ref. RB	4.00%	03/15/2042	200	236,033
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2044	115	147,268

				2,238,198

North Carolina-1.82%
Brunswick (County of), NC, Series 2020, RB	3.00%	04/01/2050	100	107,257
North Carolina (State of), Series 2019 B, GO Bonds	5.00%	06/01/2030	25	32,759

				140,016

Ohio-2.25%
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2020 A, RB	5.00%	12/01/2050	135	172,675

Oregon-0.86%
Portland (City of), OR, Series 2019 A, Ref. RB	5.00%	03/01/2030	50	65,945

Pennsylvania-1.52%
Pennsylvania (Commonwealth of) Economic Development Financing Authority, Series 2020 A-1, RB	4.00%	04/15/2045	100	116,805

Tennessee-1.63%
Metropolitan Nashville Airport Authority (The), Series 2019 A, RB	5.00%	07/01/2054	100	125,270

Texas-8.71%
Cypress-Fairbanks Independent School District, Series 2019, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	25	32,414
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020, Ref. RB	4.00%	11/01/2045	100	119,169
Harris (County of), TX Port Authority of Houston, Series 2020 A-2, Ref. GO Bonds	4.00%	10/01/2037	160	195,841
Matagorda (County of), TX Navigation District No. 1 (AEP TEX), Series 2005 A, Ref. RB, (INS - AMBAC)(a)	4.40%	05/01/2030	125	153,749
Texas (State of) Water Development Board, Series 2020, RB	5.00%	08/01/2030	125	168,179

				669,352

Virginia-2.87%
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2030	65	87,192
Fairfax (County of), VA, Series 2020 A, Ref. GO Bonds	5.00%	10/01/2031	100	133,549

				220,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

257

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-3.46%
Washington (State of), Series 2020 A, GO Bonds	5.00%	08/01/2033	$55	$72,857
Washington (State of), Series 2020 C, GO Notes	5.00%	02/01/2034	50	65,260
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2050	100	127,593

				265,710

Wisconsin-1.50%
Wisconsin (State of) Public Finance Authority (Blue Ridge Healthcare), Series 2020, Ref. RB	4.00%	01/01/2045	100	114,953

TOTAL INVESTMENTS IN SECURITIES(b)-98.59% (Cost $7,443,132)				7,575,847
OTHER ASSETS LESS LIABILITIES-1.41%				108,423

NET ASSETS-100.00%				$7,684,270

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

258

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

August 31, 2021

Schedule of Investments

	Principal
	Amount	Value
U.S. Treasury Securities-77.12%
U.S. Treasury Bills-77.12%(a)
0.04%, 10/21/2021	$5,800,000	$5,799,597
0.04%, 11/18/2021	1,900,000	1,899,825

		7,699,422

Total U.S. Treasury Securities (Cost $7,699,477)		7,699,422

U.S. Dollar Denominated Bonds & Notes-22.23%
Brazil-2.03%
Itau Unibanco Holding S.A., 6.20%, 12/21/2021(b)	200,000	203,052

Chile-1.00%
Chile Government International Bond, 3.25%, 09/14/2021	100,000	100,078

China-3.01%
Alibaba Group Holding Ltd., 3.13%, 11/28/2021	100,000	100,216
Sinopec Group Overseas Development (2016) Ltd., 2.00%, 09/29/2021(b)	200,000	200,212

		300,428

Indonesia-4.05%
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.50%, 11/22/2021(b)	400,000	404,500

Malaysia-2.01%
RHB Bank Bhd., 2.50%, 10/06/2021(b)	200,000	200,374

	Principal
	Amount	Value
Turkey-4.03%
Turkiye Is Bankasi A.S., 5.38%, 10/06/2021(b)	$200,000	$201,098
Turkiye Vakiflar Bankasi T.A.O., 5.50%, 10/27/2021(b)	200,000	201,489

		402,587

United Arab Emirates-6.10%
Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021(b)	200,000	203,200
Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021(b)	200,000	202,917
Unity 1 Sukuk Ltd., 3.86%, 11/30/2021(b)	200,000	202,360

		608,477

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,207,539)		2,219,496

	Shares
Money Market Funds-0.38%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $37,864)	37,864	37,864

TOTAL INVESTMENTS IN SECURITIES-99.73% (Cost $9,944,880)		9,956,782
OTHER ASSETS LESS LIABILITIES-0.27%		27,189

NET ASSETS-100.00%		$9,983,971

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $2,019,202, which represented 20.22% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$15,901,275	$(15,863,411)	$-	$-	$37,864	$192
Invesco Premier U.S. Government Money Portfolio, Institutional Class	31,602	6,501	(38,103)	-	-	-	-

Total	$31,602	$15,907,776	$(15,901,514)	$-	$-	$37,864	$192

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

259

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

August 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.58%
Australia-0.50%
North Queensland Export Terminal Pty. Ltd., 4.45%, 12/15/2022(a)	$200,000	$192,084

Brazil-7.88%
Banco Bradesco S.A.
5.75%, 03/01/2022(a)	200,000	204,910
5.75%, 03/01/2022(a)	200,000	204,910
Banco BTG Pactual S.A., 5.75%, 09/28/2022(a)	200,000	208,440
Banco do Brasil S.A.
5.88%, 01/26/2022(a)	200,000	203,250
5.88%, 01/26/2022(a)	200,000	203,250
3.88%, 10/10/2022	200,000	205,852
Banco do Estado do Rio Grande do Sul S.A., 7.38%, 02/02/2022(a)	200,000	205,510
Caixa Economica Federal, 3.50%, 11/07/2022(a)	150,000	153,937
Cielo USA, Inc., 3.75%, 11/16/2022(a)(b)	92,571	94,658
Embraer S.A., 5.15%, 06/15/2022	100,000	103,006
Itau Unibanco Holding S.A.
5.65%, 03/19/2022(a)	200,000	203,250
5.65%, 03/19/2022(a)	200,000	203,250
5.50%, 08/06/2022(a)	200,000	207,612
5.50%, 08/06/2022(a)	200,000	207,612
NBM US Holdings, Inc.
7.00%, 05/14/2026(a)	200,000	213,070
7.00%, 05/14/2026(a)	200,000	213,070

		3,035,587

Chile-0.79%
Banco del Estado de Chile
3.88%, 02/08/2022(a)	150,000	152,412
3.88%, 02/08/2022(a)	150,000	152,413

		304,825

China-8.93%
Azure Nova International Finance Ltd., 3.50%, 03/21/2022(a)	200,000	202,735
Beijing Gas Singapore Capital Corp., 2.75%, 05/31/2022(a)	200,000	202,676
China Cinda Finance 2017 I Ltd., 3.65%, 03/09/2022(a)	200,000	202,027
China Construction Bank Corp., 3.00%, 12/04/2022(a)	200,000	205,980
China South City Holdings Ltd., 11.50%, 02/12/2022(a)	200,000	181,221
China Southern Power Grid International Finance BVI Co. Ltd.
2.75%, 05/08/2022(a)	200,000	202,597
2.75%, 05/08/2022(a)	200,000	202,597
China State Construction Finance Cayman II Ltd., 3.38%, 11/29/2022(a)	200,000	204,957
CNPC General Capital Ltd., 3.95%, 04/19/2022(a)	200,000	203,972
Export-Import Bank of China (The), 2.63%, 03/14/2022(a)	200,000	202,274

	Principal Amount	Value
China-(continued)
Industrial & Commercial Bank of China Ltd.
2.88%, 10/12/2022(a)	$200,000	$204,945
2.96%, 11/08/2022	200,000	205,421
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/2023(a)	200,000	206,787
Sinopec Group Overseas Development (2012) Ltd., 3.90%, 05/17/2022(a)	200,000	204,543
Sinopec Group Overseas Development (2017) Ltd.
3.00%, 04/12/2022(a)	200,000	202,897
2.50%, 09/13/2022(a)	200,000	203,876
State Grid Overseas Investment BVI Ltd., 2.75%, 05/04/2022(a)	200,000	202,805

		3,442,310

Colombia-2.54%
Banco Davivienda S.A.
5.88%, 07/09/2022(a)	200,000	206,961
5.88%, 07/09/2022(a)	200,000	206,961
Bancolombia S.A., 5.13%, 09/11/2022	100,000	103,309
Grupo Aval Ltd.
4.75%, 09/26/2022(a)	200,000	205,840
4.75%, 09/26/2022(a)	250,000	257,300

		980,371

Hong Kong-0.53%
Bocom Leasing Management Hong Kong Co. Ltd., 4.00%, 01/22/2022(a)	200,000	202,204

India-7.82%
Axis Bank Ltd.
3.00%, 08/08/2022(a)	200,000	203,987
3.00%, 08/08/2022(a)	200,000	203,987
Bank of Baroda, 3.50%, 04/04/2022(a)	200,000	202,993
Bharat Petroleum Corp. Ltd.
4.38%, 01/24/2022(a)	200,000	202,737
4.63%, 10/25/2022(a)	200,000	208,162
Canara Bank, 3.25%, 08/10/2022(a)	200,000	203,975
ICICI Bank Ltd., 3.25%, 09/09/2022(a)	200,000	204,751
JSW Steel Ltd., 5.25%, 04/13/2022(a)	200,000	204,500
Reliance Industries Ltd.
5.40%, 02/14/2022(a)	250,000	255,143
5.40%, 02/14/2022(a)	500,000	510,285
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/2022(a)	200,000	205,572
5.95%, 10/24/2022(a)	200,000	205,572
State Bank of India, 3.25%, 01/24/2022(a)	200,000	202,028

		3,013,692

Indonesia-10.16%
Indika Energy Capital IV Pte Ltd.
8.25%, 10/22/2025(a)	250,000	263,625
8.25%, 10/22/2025(a)	250,000	263,625
Indonesia Government International Bond
3.70%, 01/08/2022(a)	200,000	202,263
3.70%, 01/08/2022(a)	200,000	202,263
3.75%, 04/25/2022(a)	500,000	511,148
3.75%, 04/25/2022(a)	400,000	408,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

260

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)–(continued)

August 31, 2021

	Principal Amount	Value
Indonesia-(continued)
Medco Platinum Road Pte. Ltd.
6.75%, 01/30/2025(a)	$200,000	$209,040
6.75%, 01/30/2025(a)	200,000	209,040
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/2022(a)	200,000	203,302
3.40%, 03/29/2022(a)	200,000	203,302
3.30%, 11/21/2022(a)	200,000	206,841
3.30%, 11/21/2022(a)	400,000	413,682
PT Pertamina (Persero)
4.88%, 05/03/2022(a)	200,000	205,993
4.88%, 05/03/2022(a)	400,000	411,986

		3,915,028

Ireland-0.81%
Park Aerospace Holdings Ltd.
5.25%, 08/15/2022(a)	200,000	207,949
5.25%, 08/15/2022(a)	100,000	103,974

		311,923

Malaysia-3.74%
CIMB Bank Bhd., 3.26%, 03/15/2022(a)	200,000	202,834
IOI Investment L Bhd., 4.38%, 06/27/2022(a)	200,000	204,290
Petronas Capital Ltd.
3.13%, 03/18/2022(a)	200,000	202,849
3.13%, 03/18/2022(a)	200,000	202,849
7.88%, 05/22/2022(a)	200,000	210,521
7.88%, 05/22/2022(a)	200,000	210,521
SSG Resources Ltd., 4.25%, 10/04/2022(a)	200,000	205,995

		1,439,859

Mexico-5.36%
America Movil S.A.B. de C.V., 3.13%, 07/16/2022	1,000,000	1,021,420
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander
4.13%, 11/09/2022(a)	300,000	311,628
4.13%, 11/09/2022(a)	400,000	415,504
Mexico Government International Bond, 8.00%, 09/24/2022	200,000	216,550
Petroleos Mexicanos, 4.88%, 01/24/2022	100,000	101,167

		2,066,269

Peru-2.13%
Banco BBVA Peru S.A.
5.00%, 08/26/2022(a)	100,000	103,854
5.00%, 08/26/2022(a)	300,000	311,560
Orazul Energy Egenor S.C.A., 5.63%, 04/28/2027(a)	200,000	202,860
Southern Copper Corp., 3.50%, 11/08/2022	100,000	103,515
Volcan Cia Minera S.A.A., Class B, 5.38%, 02/02/2022(a)	100,000	99,993

		821,782

Philippines-0.54%
Union Bank of the Philippines, 3.37%, 11/29/2022(a)	200,000	207,095

	Principal Amount	Value
Poland-3.21%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.63%, 09/26/2022(a)	$200,000	$208,449
4.63%, 09/26/2022(a)	200,000	208,449
Republic of Poland Government International Bond, 5.00%, 03/23/2022	800,000	821,622

		1,238,520

Russia-9.65%
Gazprom Neft OAO Via GPN Capital S.A.
4.38%, 09/19/2022(a)	200,000	207,164
4.38%, 09/19/2022(a)	200,000	207,164
Gazprom PJSC Via Gaz Capital S.A.
6.51%, 03/07/2022(a)	200,000	205,975
4.95%, 07/19/2022(a)	200,000	207,165
Rosneft Oil Co. Via Rosneft International Finance DAC
4.20%, 03/06/2022(a)	200,000	203,259
4.20%, 03/06/2022(a)	200,000	203,259
Russian Foreign Bond - Eurobond
4.50%, 04/04/2022(a)	600,000	614,338
4.50%, 04/04/2022(a)	200,000	204,779
Sberbank of Russia Via SB Capital S.A.
6.13%, 02/07/2022(a)	200,000	204,778
6.13%, 02/07/2022(a)	200,000	204,778
5.13%, 10/29/2022(a)	200,000	208,382
5.13%, 10/29/2022(a)	200,000	208,382
Severstal OAO Via Steel Capital S.A., 5.90%, 10/17/2022(a)	200,000	211,388
Vnesheconombank Via VEB Finance PLC, 6.03%, 07/05/2022(a)	200,000	208,690
VTB Bank OJSC Via VTB Capital S.A.
6.95%, 10/17/2022(a)	200,000	210,325
6.95%, 10/17/2022(a)	200,000	210,325

		3,720,151

South Africa-3.73%
MTN (Mauritius) Investments Ltd., 5.37%, 02/13/2022(a)	200,000	203,202
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	600,000	624,072
Sasol Financing International Ltd., 4.50%, 11/14/2022	200,000	205,279
Transnet SOC Ltd.
4.00%, 07/26/2022(a)	200,000	202,518
4.00%, 07/26/2022(a)	200,000	202,518

		1,437,589

Supranational-4.99%
Asian Development Bank
2.00%, 02/16/2022	200,000	201,732
1.88%, 02/18/2022	200,000	201,619
0.63%, 04/07/2022	550,000	551,773
1.88%, 07/19/2022	450,000	457,108
1.88%, 08/10/2022	100,000	101,682
1.75%, 09/13/2022	400,000	406,879

		1,920,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

261

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)–(continued)

August 31, 2021

	Principal Amount	Value
Tanzania-0.67%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/2022	$250,000	$259,649

Thailand-2.94%
Bangkok Bank PCL, 3.88%, 09/27/2022(a)	200,000	206,795
Kasikornbank PCL, 2.38%, 04/06/2022(a)	200,000	202,095
PTT Global Chemical PCL, 4.25%, 09/19/2022(a)	500,000	517,326
Siam Commercial Bank PCL (The), 3.20%, 07/26/2022(a)	200,000	204,533

		1,130,749

Turkey-10.12%
Hazine Mustesarligi Varlik Kiralama A.S.
5.80%, 02/21/2022(a)	400,000	407,504
5.80%, 02/21/2022(a)	200,000	203,752
QNB Finansbank A.S.
4.88%, 05/19/2022(a)	200,000	204,491
4.88%, 05/19/2022(a)	200,000	204,491
T.C. Ziraat Bankasi A.S.
5.13%, 05/03/2022(a)	200,000	203,925
5.13%, 05/03/2022(a)	200,000	203,925
Turkey Government International Bond
5.13%, 03/25/2022	200,000	203,989
6.25%, 09/26/2022	600,000	624,874
Turkiye Garanti Bankasi A.S.
5.25%, 09/13/2022(a)	200,000	206,490
5.25%, 09/13/2022(a)	200,000	206,490
Turkiye Ihracat Kredi Bankasi A.S., 4.25%, 09/18/2022(a)	200,000	203,848
Turkiye Is Bankasi A.S.
5.50%, 04/21/2022(a)	200,000	204,580
6.00%, 10/24/2022(a)	200,000	205,950
Turkiye Vakiflar Bankasi T.A.O., 5.63%, 05/30/2022(a)	200,000	205,010
Yapi ve Kredi Bankasi A.S.
5.75%, 02/24/2022(a)	200,000	204,092
5.50%, 12/06/2022(a)	200,000	205,567

		3,898,978

United Arab Emirates-8.49%
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)	800,000	819,608
2.50%, 10/11/2022(a)	800,000	819,608
BOS Funding Ltd., 4.23%, 03/07/2022(a)	200,000	203,336
DIB Sukuk Ltd., 3.66%, 02/14/2022(a)	400,000	405,624
Emirates NBD Bank PJSC, 3.25%, 11/14/2022(a)	200,000	206,175

	Principal Amount	Value
United Arab Emirates-(continued)
First Abu Dhabi Bank PJSC, 3.00%, 03/30/2022(a)	$200,000	$203,382
MDGH - GMTN B.V.
5.50%, 03/01/2022(a)	200,000	205,175
5.50%, 03/01/2022(a)	400,000	410,350

		3,273,258

United Kingdom-1.13%
Jaguar Land Rover Automotive PLC
7.75%, 10/15/2025(a)	200,000	218,210
7.75%, 10/15/2025(a)	200,000	218,210

		436,420

United States-1.92%
JBS USA Food Co.
7.00%, 01/15/2026(a)	200,000	210,870
7.00%, 01/15/2026(a)	200,000	210,870
5.75%, 01/15/2028(a)	200,000	211,410
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(a)	100,000	106,852

		740,002

Total U.S. Dollar Denominated Bonds & Notes (Cost $37,736,386)		37,989,138

	Shares
Money Market Funds-1.82%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $701,175)	701,175	701,175

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.40% (Cost $38,437,561)		38,690,313

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.00%
Invesco Private Government Fund, 0.02%(c)(d)(e) (Cost $400)	400	400

TOTAL INVESTMENTS IN SECURITIES-100.40% (Cost $38,437,961)		38,690,713
OTHER ASSETS LESS LIABILITIES-(0.40)%		(153,229)

NET ASSETS-100.00%		$38,537,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

262

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $31,268,620, which represented 81.14% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,679,120	$(2,977,945)	$-	$-	$701,175	$50
Invesco Premier U.S. Government Money Portfolio, Institutional Class	68,228	26,232	(94,460)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,301,220	(1,300,820)	-	-	400	8	*
Invesco Private Prime Fund	-	2,161,134	(2,161,139)	-	5	-	120	*

Total	$68,228	$7,167,706	$(6,534,364)	$-	$5	$701,575	$178

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

263

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

August 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.69%
Brazil-9.06%
Banco Bradesco S.A., 2.85%, 01/27/2023(a)	$200,000	$204,452
Banco do Brasil S.A.
5.88%, 01/19/2023(a)	200,000	211,752
5.88%, 01/19/2023(a)	200,000	211,752
4.88%, 04/19/2023(a)	200,000	211,161
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/2023(a)	200,000	219,794
Brazilian Government International Bond, 2.63%, 01/05/2023	400,000	412,260
Embraer Overseas Ltd., 5.70%, 09/16/2023(a) .	61,000	65,164
Gerdau Trade, Inc., 4.75%, 04/15/2023(a)	200,000	212,552
Itau Unibanco Holding S.A.
2.90%, 01/24/2023(a)	200,000	204,500
5.13%, 05/13/2023(a)	200,000	209,750
5.13%, 05/13/2023(a)	500,000	524,375
Petrobras Global Finance B.V., 4.38%, 05/20/2023(b)	150,000	159,187

		2,846,699

Chile-2.83%
Banco de Credito e Inversiones S.A., 4.00%, 02/11/2023(a)	200,000	209,252
Falabella S.A., 3.75%, 04/30/2023(a)	200,000	208,752
Inversiones CMPC S.A.
4.38%, 05/15/2023(a)	200,000	209,752
4.38%, 05/15/2023(a)	250,000	262,190

		889,946

China-7.72%
China Government International Bond
3.25%, 10/19/2023(a)	290,000	307,967
0.40%, 10/21/2023(a)	250,000	249,972
China Great Wall International Holdings III Ltd., 4.38%, 05/25/2023(a)	200,000	208,614
China Overseas Finance Cayman VII Ltd., 4.25%, 04/26/2023(a)	200,000	209,670
CNPC General Capital Ltd.
3.40%, 04/16/2023(a)	200,000	208,431
3.40%, 04/16/2023(a)	200,000	208,431
Industrial & Commercial Bank of China Ltd., 1.00%, 09/09/2023(a)	200,000	201,424
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/2023(a)	200,000	214,948
State Grid Overseas Investment (2013) Ltd., 3.13%, 05/22/2023(a)	200,000	208,516
State Grid Overseas Investment BVI Ltd., 3.75%, 05/02/2023(a)	200,000	210,049
Sunac China Holdings Ltd., 6.50%, 07/09/2023(a)	200,000	199,756

		2,427,778

Colombia-1.61%
Banco de Bogota S.A., 5.38%, 02/19/2023(a)	200,000	209,411

	Principal Amount	Value
Colombia-(continued)
Colombia Government International Bond, 2.63%, 03/15/2023	$100,000	$101,796
Termocandelaria Power Ltd., 7.88%, 01/30/2029(a)	185,000	194,940

		506,147

Egypt-1.99%
Egypt Government International Bond
5.58%, 02/21/2023(a)	300,000	314,282
4.55%, 11/20/2023(a)	300,000	311,532

		625,814

Hong Kong-0.64%
BOSCI BVI Ltd., 1.25%, 09/10/2023(a)	200,000	200,182

Hungary-2.08%
Hungary Government International Bond
5.38%, 02/21/2023	400,000	429,452
5.75%, 11/22/2023	200,000	223,113

		652,565

India-5.19%
Bharti Airtel International Netherlands B.V., 5.13%, 03/11/2023(a)	200,000	210,499
Export-Import Bank of India, 4.00%, 01/14/2023(a)	200,000	208,023
IIFL Finance Ltd., 5.88%, 04/20/2023(a)	400,000	392,000
Indian Oil Corp. Ltd., 5.75%, 08/01/2023(a)	200,000	217,354
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/2023(a)	200,000	204,759
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/2023(a)	400,000	397,748

		1,630,383

Indonesia-9.05%
Indonesia Government International Bond
2.95%, 01/11/2023	500,000	516,855
3.38%, 04/15/2023(a)	400,000	418,804
3.38%, 04/15/2023(a)	400,000	418,804
5.38%, 10/17/2023(a)	200,000	220,480
5.38%, 10/17/2023(a)	200,000	220,480
Perusahaan Penerbit SBSN Indonesia III
3.75%, 03/01/2023(a)	500,000	523,362
3.75%, 03/01/2023(a)	200,000	209,345
PT Pertamina (Persero), 4.30%, 05/20/2023(a)	300,000	317,250

		2,845,380

Ireland-0.68%
Avolon Holdings Funding Ltd., 5.13%, 10/01/2023(a)	100,000	107,843
Park Aerospace Holdings Ltd., 4.50%, 03/15/2023(a)	100,000	104,974

		212,817

Mexico-4.04%
Alpek S.A.B. de C.V., 5.38%, 08/08/2023(a)	200,000	216,252
Fresnillo PLC, 5.50%, 11/13/2023(a)	200,000	220,793
Mexico Government International Bond, 4.00%, 10/02/2023(b)	68,000	73,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

264

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)–(continued)

August 31, 2021

	Principal Amount	Value
Mexico-(continued)
Petroleos Mexicanos
3.50%, 01/30/2023	$200,000	$203,550
4.63%, 09/21/2023(b)	100,000	104,133
Unifin Financiera S.A.B. de C.V., 7.25%, 09/27/2023(a)(b)	200,000	200,755
Unifin Financiera S.A.B. de C.V., SOFOM, E.N.R., 7.25%, 09/27/2023(a)(b)	250,000	250,944

		1,269,652

Peru-2.47%
Banco de Credito del Peru, 4.25%, 04/01/2023(a)	200,000	209,750
Banco Internacional del Peru SAA Interbank
3.38%, 01/18/2023(a)	200,000	204,000
3.38%, 01/18/2023(a)	100,000	102,000
Gas Natural de Lima y Callao S.A., 4.38%, 04/01/2023(a)	250,000	260,600

		776,350

Philippines-1.99%
BDO Unibank, Inc., 2.95%, 03/06/2023(a)	400,000	414,260
Rizal Commercial Banking Corp., 4.13%, 03/16/2023(a)	200,000	209,749

		624,009

Poland-1.39%
Republic of Poland Government International Bond, 3.00%, 03/17/2023	420,000	437,702

Qatar-6.68%
Ooredoo International Finance Ltd., 3.25%, 02/21/2023(a)	400,000	415,661
Qatar Government International Bond, 3.88%, 04/23/2023(a)	1,200,000	1,268,748
SoQ Sukuk A QSC, 3.24%, 01/18/2023(a)	400,000	416,236

		2,100,645

Russia-9.82%
Gazprom Neft OAO Via GPN Capital S.A., 6.00%, 11/27/2023(a)	500,000	552,883
Lukoil International Finance B.V.
4.56%, 04/24/2023(a)	200,000	211,639
4.56%, 04/24/2023(a)	500,000	529,097
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/2023(a)	200,000	212,286
Russian Foreign Bond - Eurobond
4.88%, 09/16/2023(a)	400,000	434,022
4.88%, 09/16/2023(a)	600,000	651,034
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/2023(a)	450,000	493,884

		3,084,845

South Africa-1.94%
Eskom Holdings SOC Ltd., 6.75%, 08/06/2023(a)	200,000	209,111
Growthpoint Properties International Pty. Ltd., 5.87%, 05/02/2023(a)	375,000	400,628

		609,739

Supranational-5.76%
Asian Development Bank 1.63%, 01/24/2023	500,000	510,353

	Principal Amount	Value
Supranational-(continued)
2.75%, 03/17/2023	$400,000	$415,989
0.25%, 07/14/2023	335,000	335,046
0.25%, 10/06/2023	300,000	299,920
Asian Infrastructure Investment Bank (The), 0.25%, 09/29/2023	250,000	249,734

		1,811,042

Thailand-1.35%
Bangkok Bank PCL, 5.00%, 10/03/2023(a)	200,000	217,786
Siam Commercial Bank PCL (The), 2.75%, 05/16/2023(a)	200,000	206,867

		424,653

Turkey-10.25%
Hazine Mustesarligi Varlik Kiralama A.S.
5.00%, 04/06/2023(a)	200,000	205,311
5.00%, 04/06/2023(a)	500,000	513,278
KOC Holding A.S.
5.25%, 03/15/2023(a)	200,000	207,180
5.25%, 03/15/2023(a)	200,000	207,180
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	200,000	205,304
Roenesans Gayrimenkul Yatirim A.S., 7.25%, 04/26/2023(a)	200,000	199,300
Turkey Government International Bond
3.25%, 03/23/2023	200,000	201,228
7.25%, 12/23/2023	500,000	542,336
Turkiye Garanti Bankasi A.S., 5.88%, 03/16/2023(a)	200,000	210,190
Turkiye Vakiflar Bankasi T.A.O., 5.75%, 01/30/2023(a)	200,000	207,550
Yapi ve Kredi Bankasi A.S.
6.10%, 03/16/2023(a)	100,000	104,410
6.10%, 03/16/2023(a)	400,000	417,640

		3,220,907

United Arab Emirates-9.78%
Abu Dhabi Government International Bond
0.75%, 09/02/2023(a)	600,000	603,559
0.75%, 09/02/2023(a)	575,000	578,411
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/2023(a)	200,000	208,749
ADCB Finance Cayman Ltd.
4.50%, 03/06/2023(a)	200,000	210,938
4.00%, 03/29/2023(a)	200,000	210,573
AHB Sukuk Co. Ltd., 4.38%, 09/19/2023(a)	200,000	214,581
DP World Crescent Ltd., 3.91%, 05/31/2023(a) .	400,000	418,948
Fab Sukuk Co. Ltd., 3.63%, 03/05/2023(a)	200,000	209,118
MDGH - GMTN B.V., 2.75%, 05/11/2023(a)	200,000	208,145
SIB Sukuk Co. III Ltd., 4.23%, 04/18/2023(a)	200,000	210,335

		3,073,357

United Kingdom-1.32%
Avon Products, Inc., 6.50%, 03/15/2023(b)	200,000	213,258
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)(b)	200,000	201,250

		414,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

265

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)–(continued)

August 31, 2021

	Principal Amount	Value
United States-1.05%
JBS USA LUX S.A./JBS USA Finance, Inc.
6.75%, 02/15/2028(a)	$200,000	$219,500
6.75%, 02/15/2028(a)	100,000	109,750

		329,250

Total U.S. Dollar Denominated Bonds & Notes (Cost $30,496,978)		31,014,370

	Shares
Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $43,213)	43,213	43,213

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.83% (Cost $30,540,191)		31,057,583

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.69%
Invesco Private Government Fund, 0.02%(c)(d)(e)	347,484	$347,484
Invesco Private Prime Fund, 0.11%(c)(d)(e)	810,471	810,795

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,158,279)		1,158,279

TOTAL INVESTMENTS IN SECURITIES-102.52% (Cost $31,698,470)		32,215,862
OTHER ASSETS LESS LIABILITIES-(2.52)%		(790,968)

NET ASSETS-100.00%		$31,424,894

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $25,585,233, which represented 81.42% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,663,723	$(3,620,510)	$-	$-	$43,213	$41
Invesco Premier U.S. Government Money Portfolio, Institutional Class	96,114	52,162	(148,276)	-	-	-	1
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	147,005	4,477,348	(4,276,869)	-	-	347,484	47	*
Invesco Private Prime Fund	49,015	6,830,930	(6,069,166)	-	16	810,795	491	*

Total	$292,134	$15,024,163	$(14,114,821)	$-	$16	$1,201,492	$580

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

266

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

August 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.56%
Brazil-9.66%
Banco Daycoval S.A., 4.25%, 12/13/2024(a)	$150,000	$155,510
Banco do Brasil S.A., 4.75%, 03/20/2024(a)	200,000	213,950
Banco Votorantim S.A., 4.50%, 09/24/2024(a)	200,000	209,759
Brazilian Government International Bond, 8.88%, 04/15/2024	300,000	369,078
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(a)	200,000	229,550
CSN Inova Ventures
6.75%, 01/28/2028(a)	200,000	220,130
6.75%, 01/28/2028(a)	200,000	220,130
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.89%, 04/29/2024(a)	200,000	224,352
Petrobras Global Finance B.V., 6.25%, 03/17/2024	290,000	327,351
Rio Oil Finance Trust, Series 2014-1, 9.25%, 07/06/2024(a)	102,584	113,076

		2,282,886

Cayman Islands-0.84%
Global Aircraft Leasing Co. Ltd., 7.25% PIK Rate, 6.50% Cash Rate, 6.50%, 09/15/2024(a)(b)	200,000	198,500

Chile-0.92%
Empresa Nacional del Petroleo, 4.38%, 10/30/2024(a)	200,000	217,210

China-7.18%
Agricultural Bank of China Ltd., 0.85%, 01/19/2024(a)	200,000	200,829
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	200,000	215,749
China Construction Bank Corp., 0.86%, 04/22/2024(a)	200,000	200,935
Export-Import Bank of China (The)
3.63%, 07/31/2024(a)	200,000	216,835
3.63%, 07/31/2024(a)	200,000	216,835
State Grid Overseas Investment (2014) Ltd.
4.13%, 05/07/2024(a)	200,000	217,519
4.13%, 05/07/2024(a)	200,000	217,519
Tencent Holdings Ltd., 3.28%, 04/11/2024(a)	200,000	212,218

		1,698,439

Colombia-2.79%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	209,853
8.13%, 05/21/2024	200,000	234,065
SURA Asset Management S.A., 4.88%, 04/17/2024(a)	200,000	215,802

		659,720

Egypt-4.54%
Egypt Government International Bond
6.20%, 03/01/2024(a)	800,000	860,711
5.75%, 05/29/2024(a)	200,000	213,433

		1,074,144

Hong Kong-0.96%
King Power Capital Ltd., 5.63%, 11/03/2024(a)	200,000	226,586

	Principal Amount	Value
Hungary-1.42%
Hungary Government International Bond, 5.38%, 03/25/2024	$300,000	$336,146

India-7.37%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024(a)	600,000	655,500
Bharti Airtel International Netherlands B.V.
5.35%, 05/20/2024(a)	200,000	219,308
5.35%, 05/20/2024(a)	200,000	219,308
Indian Oil Corp. Ltd., 4.75%, 01/16/2024(a)	200,000	215,467
JSW Steel Ltd., 5.95%, 04/18/2024(a)	200,000	215,125
ONGC Videsh Ltd., 4.63%, 07/15/2024(a)	200,000	217,430

		1,742,138

Indonesia-10.13%
Indonesia Government International Bond
5.88%, 01/15/2024(a)	200,000	224,876
5.88%, 01/15/2024(a)	200,000	224,876
4.45%, 02/11/2024	200,000	218,460
Perusahaan Penerbit SBSN Indonesia III
3.90%, 08/20/2024(a)	200,000	217,531
3.90%, 08/20/2024(a)	200,000	217,531
4.35%, 09/10/2024(a)	400,000	440,012
4.35%, 09/10/2024(a)	200,000	220,006
PT Perusahaan Gas Negara Tbk
5.13%, 05/16/2024(a)	200,000	221,250
5.13%, 05/16/2024(a)	200,000	221,250
PT Saka Energi Indonesia, 4.45%, 05/05/2024(a) .	200,000	189,106

		2,394,898

Ireland-1.39%
Park Aerospace Holdings Ltd.
5.50%, 02/15/2024(a)	200,000	219,563
5.50%, 02/15/2024(a)	100,000	109,781

		329,344

Mexico-9.60%
Alfa S.A.B. de C.V., 5.25%, 03/25/2024(a)	200,000	217,510
Banco Inbursa S.A., Institucion De Banca Multiple Grupo, Financiero Inbursa
4.13%, 06/06/2024(a)	150,000	160,689
4.13%, 06/06/2024(a)	150,000	160,689
Cemex S.A.B. de C.V.
5.45%, 11/19/2029(a)(c)	200,000	219,602
5.45%, 11/19/2029(a)	200,000	219,602
Comision Federal de Electricidad
4.88%, 01/15/2024(a)	200,000	216,822
4.88%, 01/15/2024(a)	400,000	433,644
Grupo Bimbo S.A.B. de C.V.
3.88%, 06/27/2024(a)	200,000	215,995
3.88%, 06/27/2024(a)	200,000	215,994
Petroleos Mexicanos, 4.88%, 01/18/2024(c)	200,000	209,154

		2,269,701

Philippines-3.92%
Philippine Government International Bond, 4.20%, 01/21/2024(c)	300,000	325,082
Philippine National Bank, 3.28%, 09/27/2024(a)	200,000	209,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

267

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2021

	Principal Amount	Value
Philippines-(continued)
Power Sector Assets and Liabilities Management Corp.
7.39%, 12/02/2024(a)	$200,000	$241,173
7.39%, 12/02/2024(a)	125,000	150,733

		926,818

Poland-1.83%
Republic of Poland Government International Bond, 4.00%, 01/22/2024	400,000	433,868

Qatar-4.07%
Qatar Government International Bond, 3.38%, 03/14/2024(a)	500,000	535,148
QNB Finance Ltd., 3.50%, 03/28/2024(a)	400,000	425,986

		961,134

Singapore-0.86%
BOC Aviation USA Corp., 1.63%, 04/29/2024(a)	200,000	202,171

South Africa-3.61%
MTN (Mauritius) Investments Ltd.
4.76%, 11/11/2024(a)	200,000	212,680
4.76%, 11/11/2024(a)	200,000	212,680
Republic of South Africa Government International Bond, 4.67%, 01/17/2024	200,000	215,275
Sasol Financing USA LLC, 5.88%, 03/27/2024	200,000	213,706

		854,341

Supranational-5.98%
Asian Development Bank
2.63%, 01/30/2024	550,000	580,447
1.50%, 10/18/2024	500,000	515,924
Asian Infrastructure Investment Bank (The), 2.25%, 05/16/2024	100,000	105,146
Black Sea Trade & Development Bank, 3.50%, 06/25/2024(a)	200,000	212,550

		1,414,067

Turkey-9.77%
Coca-Cola Icecek A.S., 4.22%, 09/19/2024(a)	200,000	211,078
Hazine Mustesarligi Varlik Kiralama A.S., 4.49%, 11/25/2024(a)	200,000	203,792
Turk Telekomunikasyon A.S., 4.88%, 06/19/2024(a)	200,000	209,234
Turkey Government International Bond
5.75%, 03/22/2024	200,000	208,973
6.35%, 08/10/2024	400,000	423,729
5.60%, 11/14/2024	400,000	415,818
Turkiye Is Bankasi A.S., 6.13%, 04/25/2024(a)	400,000	417,992
Turkiye Vakiflar Bankasi T.A.O., 8.13%, 03/28/2024(a)	200,000	219,194

		2,309,810

United Arab Emirates-9.84%
Abu Dhabi Government International Bond
2.13%, 09/30/2024(a)	200,000	208,908
2.13%, 09/30/2024(a)	400,000	417,816

	Principal Amount	Value
United Arab Emirates-(continued)
Abu Dhabi National Energy Co. PJSC, 3.88%, 05/06/2024(a)	$200,000	$216,504
DAE Funding LLC, 1.55%, 08/01/2024(a)	200,000	199,850
EMG Sukuk Ltd., 4.56%, 06/18/2024(a)	200,000	213,964
Emirates Telecommunications Group Co. PJSC, 3.50%, 06/18/2024(a)	200,000	215,990
MAF Global Securities Ltd., 4.75%, 05/07/2024(a)	200,000	217,209
MDGH - GMTN B.V.
3.00%, 04/19/2024(a)	200,000	212,398
2.50%, 11/07/2024(a)	200,000	210,268
Sharjah Sukuk Ltd., 3.76%, 09/17/2024(a)	200,000	213,424

		2,326,331

Vietnam-1.88%
Vietnam Government International Bond
4.80%, 11/19/2024(a)	200,000	222,630
4.80%, 11/19/2024(a)	200,000	222,630

		445,260

Total U.S. Dollar Denominated Bonds & Notes (Cost $22,450,442)		23,303,512

	Shares
Money Market Funds-1.24%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $294,311)	294,311	294,311

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $22,744,753)		23,597,823

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.42%
Invesco Private Government Fund, 0.02%(d)(e)(f)	171,432	171,432
Invesco Private Prime Fund, 0.11%(d)(e)(f)	399,848	400,008

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $571,440)		571,440

TOTAL INVESTMENTS IN SECURITIES-102.22% (Cost $23,316,193)		24,169,263
OTHER ASSETS LESS LIABILITIES-(2.22)%		(525,739)

NET ASSETS-100.00%		$23,643,524

Investment Abbreviations:

PIK-Pay-in-Kind

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

268

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $17,745,688, which represented 75.06% of the Fund’s Net Assets.

(b)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,147,404	$(1,853,093)	$-	$-	$294,311	$24
Invesco Premier U.S. Government Money Portfolio, Institutional Class	50,313	29,665	(79,978)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	170,775	1,939,124	(1,938,467)	-	-	171,432	28	*
Invesco Private Prime Fund	56,925	3,456,771	(3,113,711)	-	23	400,008	289	*

Total	$278,013	$7,572,964	$(6,985,249)	$-	$23	$865,751	$341

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

269

Statements of Assets and Liabilities

August 31, 2021

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2021 Corporate	2022 Corporate	2023 Corporate	2024 Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSCL)	(BSCM)	(BSCN)	(BSCO)
Assets:
Unaffiliated investments in securities, at value(a)	$1,591,720,448	$2,358,908,299	$2,088,546,471	$1,611,082,150
Affiliated investments in securities, at value	16,217,060	83,696,258	68,545,185	74,162,578
Cash	1,027,228	5,156	158	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	3,401,681
Receivable for:
Dividends and interest	8,171,006	17,543,337	15,106,722	14,156,409
Securities lending	-	5,307	5,570	5,903
Investments sold	1,015,000	-	-	-
Fund shares sold	-	9,700,693	-	3,234,750

Total assets	1,618,150,742	2,469,859,050	2,172,204,106	1,706,043,471

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	1,024,244	9,689,572	189,231	3,234,750
Collateral upon return of securities loaned	-	67,249,338	66,609,825	67,234,573
Collateral upon receipt of securities in-kind	-	-	-	3,401,681
Fund shares repurchased	-	-	-	-
Accrued unitary management fees	141,105	202,509	174,705	134,649
Other payables	-	-	-	-

Total liabilities	1,165,349	77,141,419	66,973,761	74,005,653

Net Assets	$1,616,985,393	$2,392,717,631	$2,105,230,345	$1,632,037,818

Net assets consist of:
Shares of beneficial interest	$1,614,275,747	$2,364,239,732	$2,062,301,534	$1,582,660,749
Distributable earnings (loss)	2,709,646	28,477,899	42,928,811	49,377,069

Net Assets	$1,616,985,393	$2,392,717,631	$2,105,230,345	$1,632,037,818

Shares outstanding (unlimited amount authorized, $0.01 par value)	76,650,000	111,000,000	97,050,000	73,650,000
Net asset value	$21.10	$21.56	$21.69	$22.16

Market price	$21.10	$21.57	$21.71	$22.18

Unaffiliated investments in securities, at cost	$1,590,941,633	$2,334,580,205	$2,050,413,518	$1,564,017,296

Affiliated investments in securities, at cost	$16,217,060	$83,696,258	$68,545,185	$74,162,577

(a) Includes securities on loan with an aggregate value of:	$-	$65,148,430	$64,630,447	$65,184,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

270

Invesco	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco BulletShares
BulletShares	BulletShares	BulletShares	BulletShares	BulletShares	BulletShares	2021 High Yield
2025 Corporate	2026 Corporate	2027 Corporate	2028 Corporate	2029 Corporate	2030 Corporate	Corporate
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF
(BSCP)	(BSCQ)	(BSCR)	(BSCS)	(BSCT)	(BSCU)	(BSJL)

$1,047,307,753	$574,133,581	$350,005,959	$223,102,144	$110,311,570	$26,504,080	$534,980,126
67,577,496	63,720,331	44,216,707	19,934,263	6,159,172	3,126,136	10,747,666
-	-	-	56,868	550,524	-	-

469,350	1,677,052	-	-	-	-	-

8,679,554	4,484,413	2,883,839	2,129,704	1,081,877	181,901	2,113,632
5,638	6,173	5,853	1,507	525	272	-
-	-	-	-	-	-	6,898,117
220,269	1,545,375	-	-	-	-	-

1,124,260,060	645,566,925	397,112,358	245,224,486	118,103,668	29,812,389	554,739,541

-	-	-	-	-	-	3,088

220,269	1,545,375	-	-	-	-	-
66,617,453	63,411,630	43,784,732	19,277,961	5,885,107	3,118,794	-
469,350	1,677,052	-	-	-	-	-
-	-	-	-	-	-	6,900,988
88,264	47,751	29,667	21,228	9,541	2,269	199,819
-	-	-	-	-	-	37,247

67,395,336	66,681,808	43,814,399	19,299,189	5,894,648	3,121,063	7,141,142

$1,056,864,724	$578,885,117	$353,297,959	$225,925,297	$112,209,020	$26,691,326	$547,598,399

$1,027,005,824	$561,814,793	$340,520,628	$222,114,293	$111,393,502	$26,838,092	$622,575,652
29,858,900	17,070,324	12,777,331	3,811,004	815,518	(146,766)	(74,977,253)

$1,056,864,724	$578,885,117	$353,297,959	$225,925,297	$112,209,020	$26,691,326	$547,598,399

47,400,000	26,850,000	16,050,000	9,750,001	5,250,001	1,350,001	23,800,000
$22.30	$21.56	$22.01	$23.17	$21.37	$19.77	$23.01

$22.31	$21.58	$22.04	$23.18	$21.39	$19.79	$23.01

$1,019,074,771	$557,084,287	$337,200,775	$219,321,063	$109,521,375	$26,643,428	$534,592,233

$67,577,496	$63,720,330	$44,216,707	$19,934,263	$6,159,172	$3,126,136	$10,747,666

$64,483,028	$61,571,099	$42,446,248	$18,645,273	$5,697,013	$3,023,157	$-

271

Statements of Assets and Liabilities–(continued)

August 31, 2021

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2022 High Yield	2023 High Yield	2024 High Yield	2025 High Yield
	Corporate	Corporate	Corporate	Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSJM)	(BSJN)	(BSJO)	(BSJP)
Assets:
Unaffiliated investments in securities, at value(a)	$859,796,057	$666,892,765	$350,984,952	$279,282,486
Affiliated investments in securities, at value	132,001,903	123,987,628	88,173,869	75,199,340
Cash	86,408	-	854,526	-
Deposits with brokers:
Cash segregated as collateral	844,646	2,690,057	111,567	137,894
Receivable for:
Dividends and interest	13,638,870	9,758,991	5,382,837	4,609,420
Securities lending	23,670	15,487	20,138	11,790
Investments sold	6,980,834	-	-	-
Fund shares sold	7,793,054	7,638,093	106,095	2,591,979
Other assets	-	-	-	-

Total assets	1,021,165,442	810,983,021	445,633,984	361,832,909

Liabilities:
Payable for:
Investments purchased	7,932,417	7,551,371	960,621	2,794,728
Collateral upon return of securities loaned	93,667,785	122,735,083	80,581,220	65,903,942
Collateral upon receipt of securities in-kind	844,646	2,690,057	111,567	137,893
Fund shares repurchased	6,988,410	-	-	-
Accrued unitary management fees	320,902	238,198	126,034	101,191
Other payables	123,332	-	-	-

Total liabilities	109,877,492	133,214,709	81,779,442	68,937,754

Net Assets	$911,287,950	$677,768,312	$363,854,542	$292,895,155

Net assets consist of:
Shares of beneficial interest	$946,872,698	$689,454,160	$363,239,802	$290,260,131
Distributable earnings (loss)	(35,584,748)	(11,685,848)	614,740	2,635,024

Net Assets	$911,287,950	$677,768,312	$363,854,542	$292,895,155

Shares outstanding (unlimited amount authorized, $0.01 par value)	39,100,000	26,700,000	14,500,000	11,900,000
Net asset value	$23.31	$25.38	$25.09	$24.61

Market price	$23.29	$25.38	$25.10	$24.63

Unaffiliated investments in securities, at cost	$852,402,715	$657,960,007	$345,635,736	$274,054,698

Affiliated investments in securities, at cost	$132,001,903	$123,987,628	$88,173,868	$75,199,339

(a) Includes securities on loan with an aggregate value of:	$89,861,377	$118,479,240	$77,561,666	$63,357,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

272

Invesco	Invesco	Invesco
BulletShares	BulletShares	BulletShares	Invesco	Invesco	Invesco	Invesco
2026 High Yield	2027 High Yield	2028 High Yield	BulletShares	BulletShares	BulletShares	BulletShares
Corporate	Corporate	Corporate	2021 Municipal	2022 Municipal	2023 Municipal	2024 Municipal
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF
(BSJQ)	(BSJR)	(BSJS)	(BSML)	(BSMM)	(BSMN)	(BSMO)

$111,306,004	$42,676,985	$15,084,477	$38,433,483	$52,564,514	$35,119,684	$35,647,477
31,540,588	11,264,117	1,970,270	-	-	-	-
467	3,326	-	1,617,367	42,445	88,463	58,900
-	-	2,651,725	-	-	-	-
1,679,499	613,052	208,215	314,377	679,249	397,880	405,325
2,922	1,389	532	-	-	-	-
-	-	-	-	-	-	-
2,570,081	-	-	-	-	2,567,415	-
-	-	-	-	-	236	-

147,099,561	54,558,869	19,915,219	40,365,227	53,286,208	38,173,678	36,111,702

2,582,641	-	-	-	-	2,308,496	-
28,710,043	11,035,623	1,911,846	-	-	-	-

-	-	2,651,725	-	-	-	-
-	-	-	-	-	-	-
39,074	14,746	4,541	6,170	8,134	5,093	5,524
-	-	-	-	-	-	-

31,331,758	11,050,369	4,568,112	6,170	8,134	2,313,589	5,524

$115,767,803	$43,508,500	$15,347,107	$40,359,057	$53,278,074	$35,860,089	$36,106,178

$116,360,663	$43,024,982	$15,121,891	$40,343,544	$53,129,136	$35,600,368	$35,731,222
(592,860)	483,518	225,216	15,513	148,938	259,721	374,956

$115,767,803	$43,508,500	$15,347,107	$40,359,057	$53,278,074	$35,860,089	$36,106,178

4,500,001	1,700,001	600,001	1,600,001	2,100,001	1,400,001	1,400,001
$25.73	$25.59	$25.58	$25.22	$25.37	$25.61	$25.79

$25.74	$25.61	$25.61	$25.26	$25.44	$25.69	$25.87

$109,981,925	$42,359,463	$14,938,282	$38,417,969	$52,416,946	$34,859,968	$35,272,692

$31,540,588	$11,264,117	$1,970,270	$-	$-	$-	$-

$27,725,645	$10,637,047	$1,844,486	$-	$-	$-	$-

273

Statements of Assets and Liabilities–(continued)

August 31, 2021

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2025 Municipal	2026 Municipal	2027 Municipal	2028 Municipal
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSMP)	(BSMQ)	(BSMR)	(BSMS)
Assets:
Unaffiliated investments in securities, at value(a)	$38,519,123	$23,062,272	$17,923,834	$17,832,090
Affiliated investments in securities, at value	-	-	-	-
Cash	77,047	81,967	59,147	350,259
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends and interest	441,653	250,547	159,310	181,219
Securities lending	-	-	-	-
Investments sold	-	-	-	-
Fund shares sold	-	-	-	2,637,403
Other assets	-	-	-	-

Total assets	39,037,823	23,394,786	18,142,291	21,000,971

Liabilities:
Payable for:
Investments purchased	-	-	-	2,579,230
Collateral upon return of securities loaned	-	-	-	-
Collateral upon receipt of securities in-kind	-	-	-	-
Accrued unitary management fees	5,807	3,582	2,778	2,421

Total liabilities	5,807	3,582	2,778	2,581,651

Net Assets	$39,032,016	$23,391,204	$18,139,513	$18,419,320

Net assets consist of:
Shares of beneficial interest	$38,547,081	$22,822,249	$17,815,586	$18,034,693
Distributable earnings	484,935	568,955	323,927	384,627

Net Assets	$39,032,016	$23,391,204	$18,139,513	$18,419,320

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,500,001	900,001	700,001	700,001
Net asset value	$26.02	$25.99	$25.91	$26.31

Market price	$26.08	$26.07	$25.95	$26.36

Unaffiliated investments in securities, at cost	$38,034,188	$22,493,317	$17,600,092	$17,469,841

Affiliated investments in securities, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$-	$-	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

274

		Invesco	Invesco	Invesco	Invesco
Invesco	Invesco	BulletShares	BulletShares	BulletShares	BulletShares
BulletShares	BulletShares	2021 USD	2022 USD	2023 USD	2024 USD
2029 Municipal	2030 Municipal	Emerging Markets	Emerging Markets	Emerging Markets	Emerging Markets
Bond ETF	Bond ETF	Debt ETF	Debt ETF	Debt ETF	Debt ETF
(BSMT)	(BSMU)	(BSAE)	(BSBE)	(BSCE)	(BSDE)

$15,524,135	$7,575,847	$9,918,918	$37,989,138	$31,014,370	$23,303,512
-	-	37,864	701,575	1,201,492	865,751
35,430	37,530	-	313	-	-
-	-	-	-	-	211,029
153,543	72,073	29,649	479,251	373,840	279,696
-	-	-	45	1,208	123
-	-	-	206,144	-	188,893
-	-	-	-	-	200,985
3	-	-	-	-	-

15,713,111	7,685,450	9,986,431	39,376,466	32,590,910	25,049,989

-	-	-	829,090	-	618,180
-	-	-	400	1,158,279	571,440
-	-	-	-	-	211,029
2,097	1,180	2,460	9,492	7,737	5,816

2,097	1,180	2,460	838,982	1,166,016	1,406,465

$15,711,014	$7,684,270	$9,983,971	$38,537,484	$31,424,894	$23,643,524

$15,455,454	$7,550,499	$9,978,531	$38,431,391	$30,984,093	$23,407,834
255,560	133,771	5,440	106,093	440,801	235,690

$15,711,014	$7,684,270	$9,983,971	$38,537,484	$31,424,894	$23,643,524

600,001	300,001	400,001	1,500,001	1,200,001	900,001
$26.18	$25.61	$24.96	$25.69	$26.19	$26.27

$26.24	$25.69	$24.96	$25.71	$26.23	$26.28

$15,269,179	$7,443,132	$9,907,016	$37,736,386	$30,496,978	$22,450,442

$-	$-	$37,864	$701,575	$1,201,492	$865,751

$-	$-	$-	$386	$1,108,460	$554,925

275

Statements of Operations

For the year ended August 31, 2021

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2021 Corporate	2022 Corporate	2023 Corporate	2024 Corporate
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSCL)	(BSCM)	(BSCN)	(BSCO)
Investment income:
Unaffiliated interest income	$26,731,429	$41,137,915	$31,561,387	$27,810,600
Affiliated dividend income	46,854	5,304	2,874	2,285
Securities lending income	8,011	50,545	29,463	40,347

Total investment income	26,786,294	41,193,764	31,593,724	27,853,232

Expenses:
Unitary management fees	1,942,646	2,255,531	1,704,103	1,324,569
Tax expenses	-	-	-	-

Total expenses	1,942,646	2,255,531	1,704,103	1,324,569

Less: Waivers	(54,028)	(15,487)	(6,321)	(4,414)

Net expenses	1,888,618	2,240,044	1,697,782	1,320,155

Net investment income	24,897,676	38,953,720	29,895,942	26,533,077

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,394,750	7,231,463	6,175,340	4,452,645
Affiliated investment securities	371	211	441	325
In-kind redemptions	1,621,214	1,212,910	-	497,816

Net realized gain (loss)	6,016,335	8,444,584	6,175,781	4,950,786

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(24,934,954)	(32,655,200)	(19,730,169)	(11,912,020)
Affiliated investment securities	-	-	-	1

Change in net unrealized appreciation (depreciation)	(24,934,954)	(32,655,200)	(19,730,169)	(11,912,019)

Net realized and unrealized gain (loss)	(18,918,619)	(24,210,616)	(13,554,388)	(6,961,233)

Net increase in net assets resulting from operations	$5,979,057	$14,743,104	$16,341,554	$19,571,844

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

276

						Invesco
Invesco	Invesco	Invesco	Invesco	Invesco	Invesco	BulletShares
BulletShares	BulletShares	BulletShares	BulletShares	BulletShares	BulletShares	2021 High Yield
2025 Corporate	2026 Corporate	2027 Corporate	2028 Corporate	2029 Corporate	2030 Corporate	Corporate
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF
(BSCP)	(BSCQ)	(BSCR)	(BSCS)	(BSCT)	(BSCU)(a)	(BSJL)

$17,254,550	$8,720,098	$6,560,191	$4,601,425	$1,649,242	$337,474	$24,370,190
1,216	532	260	151	75	15	5,411
45,592	25,351	39,333	13,605	3,274	1,560	59,908

17,301,358	8,745,981	6,599,784	4,615,181	1,652,591	339,049	24,435,509

887,857	414,454	292,720	197,650	79,609	16,986	3,392,319
-	-	-	-	-	142	-

887,857	414,454	292,720	197,650	79,609	17,128	3,392,319

(1,584)	(919)	(483)	(349)	(113)	(23)	(19,763)

886,273	413,535	292,237	197,301	79,496	17,105	3,372,556

16,415,085	8,332,446	6,307,547	4,417,880	1,573,095	321,944	21,062,953

2,101,572	407,001	253,570	132,884	23,932	(7,618)	203,370
443	70	186	60	13	5	943
973,646	-	784,817	5,251,705	232,918	(24,676)	3,482,493

3,075,661	407,071	1,038,573	5,384,649	256,863	(32,289)	3,686,806

(9,762,540)	(3,582,824)	(1,788,979)	(4,510,779)	(527,945)	(139,348)	(5,267,139)
-	1	-	-	-	-	(268)

(9,762,540)	(3,582,823)	(1,788,979)	(4,510,779)	(527,945)	(139,348)	(5,267,407)

(6,686,879)	(3,175,752)	(750,406)	873,870	(271,082)	(171,637)	(1,580,601)

$9,728,206	$5,156,694	$5,557,141	$5,291,750	$1,302,013	$150,307	$19,482,352

277

Statements of Operations–(continued)

For the year ended August 31, 2021

	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Investment income:
Unaffiliated interest income	$31,946,762	$23,105,282	$11,919,084	$10,389,023
Affiliated dividend income	6,590	3,371	1,741	1,651
Securities lending income	157,956	107,557	143,676	87,871

Total investment income	32,111,308	23,216,210	12,064,501	10,478,545

Expenses:
Unitary management fees	3,331,748	2,221,906	1,083,424	891,527
Tax expenses	-	-	-	-

Total expenses	3,331,748	2,221,906	1,083,424	891,527

Less: Waivers	(14,185)	(8,276)	(3,488)	(2,256)

Net expenses	3,317,563	2,213,630	1,079,936	889,271

Net investment income	28,793,745	21,002,580	10,984,565	9,589,274

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,188,321	1,399,551	747,400	981,608
Affiliated investment securities	1,453	1,281	677	507
In-kind redemptions	2,309,152	3,366,556	1,260,581	625,309

Net realized gain (loss)	6,498,926	4,767,388	2,008,658	1,607,424

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,725,228	5,272,950	4,818,812	4,250,843
Affiliated investment securities	(79)	-	1	1

Change in net unrealized appreciation (depreciation)	3,725,149	5,272,950	4,818,813	4,250,844

Net realized and unrealized gain (loss)	10,224,075	10,040,338	6,827,471	5,858,268

Net increase in net assets resulting from operations	$39,017,820	$31,042,918	$17,812,036	$15,447,542

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

278

Invesco	Invesco	Invesco
BulletShares	BulletShares	BulletShares	Invesco	Invesco	Invesco	Invesco
2026 High Yield	2027 High Yield	2028 High Yield	BulletShares	BulletShares	BulletShares	BulletShares
Corporate	Corporate	Corporate	2021 Municipal	2022 Municipal	2023 Municipal	2024 Municipal
Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF
(BSJQ)	(BSJR)	(BSJS)(a)	(BSML)	(BSMM)	(BSMN)	(BSMO)

$3,682,632	$1,212,970	$449,139	$201,642	$262,468	$192,499	$212,899
342	50	32	-	-	-	-
14,402	7,561	2,182	-	-	-	-

3,697,376	1,220,581	451,353	201,642	262,468	192,499	212,899

321,736	109,833	40,806	63,922	79,317	47,341	44,851
-	-	1,287	2	530	237	8

321,736	109,833	42,093	63,924	79,847	47,578	44,859

(423)	(61)	(49)	-	-	-	-

321,313	109,772	42,044	63,924	79,847	47,578	44,859

3,376,063	1,110,809	409,309	137,718	182,621	144,921	168,040

270,925	199,446	69,610	(1)	1,488	-	-
78	42	15	-	-	-	-
1,317,559	642,828	-	-	-	-	-

1,588,562	842,316	69,625	(1)	1,488	-	-

424,868	(299,086)	146,195	(76,931)	16,790	81,231	159,288
-	-	-	-	-	-	-

424,868	(299,086)	146,195	(76,931)	16,790	81,231	159,288

2,013,430	543,230	215,820	(76,932)	18,278	81,231	159,288

$5,389,493	$1,654,039	$625,129	$60,786	$200,899	$226,152	$327,328

279

Statements of Operations–(continued)

For the year ended August 31, 2021

	Invesco	Invesco	Invesco	Invesco
	BulletShares	BulletShares	BulletShares	BulletShares
	2025 Municipal	2026 Municipal	2027 Municipal	2028 Municipal
	Bond ETF	Bond ETF	Bond ETF	Bond ETF
	(BSMP)	(BSMQ)	(BSMR)	(BSMS)
Investment income:
Unaffiliated interest income	$257,424	$282,241	$208,123	$163,807
Affiliated dividend income	-	-	-	-
Securities lending income	-	-	-	-

Total investment income	257,424	282,241	208,123	163,807

Expenses:
Unitary management fees	45,224	36,211	30,894	18,071
Tax expenses	68	2	-	141

Total expenses	45,292	36,213	30,894	18,212

Less: Waivers	-	-	-	-

Net expenses	45,292	36,213	30,894	18,212

Net investment income	212,132	246,028	177,229	145,595

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	-	-	-	22,293
Affiliated investment securities	-	-	-	-

Net realized gain (loss)	-	-	-	22,293

Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	203,443	393,082	358,743	221,968

Net realized and unrealized gain (loss)	203,443	393,082	358,743	244,261

Net increase in net assets resulting from operations	$415,575	$639,110	$535,972	$389,856

(a)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

280

		Invesco	Invesco	Invesco	Invesco
Invesco	Invesco	BulletShares	BulletShares	BulletShares	BulletShares
BulletShares	BulletShares	2021 USD	2022 USD	2023 USD	2024 USD
2029 Municipal	2030 Municipal	Emerging Markets	Emerging Markets	Emerging Markets	Emerging Markets
Bond ETF	Bond ETF	Debt ETF	Debt ETF	Debt ETF	Debt ETF
(BSMT)	(BSMU)(a)	(BSAE)	(BSBE)	(BSCE)	(BSDE)

$148,092	$95,220	$270,685	$646,086	$602,577	$627,559
-	-	192	50	42	24
-	-	-	649	5,226	1,272

148,092	95,220	270,877	646,785	607,845	628,855

16,857	10,073	29,191	68,704	61,099	53,608
4	-	-	-	-	-

16,861	10,073	29,191	68,704	61,099	53,608

-	-	(137)	(67)	(99)	(57)

16,861	10,073	29,054	68,637	61,000	53,551

131,231	85,147	241,823	578,148	546,845	575,304

-	-	(2,560)	(98,747)	26,322	(74,750)
-	-	-	5	16	23

-	-	(2,560)	(98,742)	26,338	(74,727)

121,793	132,715	(174,091)	(129,853)	(14,530)	243,021

121,793	132,715	(176,651)	(228,595)	11,808	168,294

$253,024	$217,862	$65,172	$349,553	$558,653	$743,598

281

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco BulletShares 2021		Invesco BulletShares 2022
	Corporate Bond ETF (BSCL)		Corporate Bond ETF (BSCM)
	2021	2020	2021	2020
Operations:
Net investment income	$24,897,676	$44,017,949	$38,953,720	$42,543,772
Net realized gain (loss)	6,016,335	3,914,230	8,444,584	7,779,852
Change in net unrealized appreciation (depreciation)	(24,934,954)	5,442,347	(32,655,200)	26,312,413

Net increase in net assets resulting from operations	5,979,057	53,374,526	14,743,104	76,636,037

Distributions to Shareholders from:
Distributable earnings	(29,310,039)	(45,210,380)	(46,268,999)	(44,102,171)

Shareholder Transactions:
Proceeds from shares sold	156,074,701	574,470,776	423,707,708	769,119,905
Value of shares repurchased	(548,470,787)	(170,441,189)	(39,024,348)	(131,081,123)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(392,396,086)	404,029,587	384,683,360	638,038,782

Net increase (decrease) in net assets	(415,727,068)	412,193,733	353,157,465	670,572,648

Net assets:
Beginning of period	2,032,712,461	1,620,518,728	2,039,560,166	1,368,987,518

End of period	$1,616,985,393	$2,032,712,461	$2,392,717,631	$2,039,560,166

Changes in Shares Outstanding:
Shares sold	7,350,000	27,000,000	19,500,000	35,700,000
Shares repurchased	(25,950,000)	(8,100,000)	(1,800,000)	(6,150,000)
Shares outstanding, beginning of period	95,250,000	76,350,000	93,300,000	63,750,000

Shares outstanding, end of period	76,650,000	95,250,000	111,000,000	93,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

282

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)		Invesco BulletShares 2024 Corporate Bond ETF (BSCO)		Invesco BulletShares 2025 Corporate Bond ETF (BSCP)		Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
2021	2020	2021	2020	2021	2020	2021	2020

$29,895,942	$28,478,963	$26,533,077	$22,728,427	$16,415,085	$12,501,392	$8,332,446	$5,606,420
6,175,781	283,883	4,950,786	(946,246)	3,075,661	1,566,047	407,071	(29,218)
(19,730,169)	30,381,610	(11,912,019)	35,559,432	(9,762,540)	22,194,705	(3,582,823)	13,439,884

16,341,554	59,144,456	19,571,844	57,341,613	9,728,206	36,262,144	5,156,694	19,017,086

(30,085,257)	(28,952,201)	(26,664,545)	(22,970,429)	(16,430,389)	(12,735,015)	(8,346,892)	(5,773,325)

777,896,291	555,967,612	560,546,865	530,671,776	444,128,487	332,520,312	288,393,196	159,454,420
-	(69,240,676)	(6,667,299)	(55,489,981)	(13,395,279)	(34,774,432)	-	(11,750,028)
-	-	-	-	-	-	-	55,068

777,896,291	486,726,936	553,879,566	475,181,795	430,733,208	297,745,880	288,393,196	147,759,460

764,152,588	516,919,191	546,786,865	509,552,979	424,031,025	321,273,009	285,202,998	161,003,221

1,341,077,757	824,158,566	1,085,250,953	575,697,974	632,833,699	311,560,690	293,682,119	132,678,898

$2,105,230,345	$1,341,077,757	$1,632,037,818	$1,085,250,953	$1,056,864,724	$632,833,699	$578,885,117	$293,682,119

35,700,000	25,950,000	25,200,000	24,600,000	19,800,000	15,300,000	13,350,000	7,650,000
-	(3,300,000)	(300,000)	(2,700,000)	(600,000)	(1,650,000)	-	(600,000)
61,350,000	38,700,000	48,750,000	26,850,000	28,200,000	14,550,000	13,500,000	6,450,000

97,050,000	61,350,000	73,650,000	48,750,000	47,400,000	28,200,000	26,850,000	13,500,000

283

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)		Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
	2021	2020	2021	2020
Operations:
Net investment income	$6,307,547	$3,996,644	$4,417,880	$2,628,318
Net realized gain (loss)	1,038,573	50,292	5,384,649	709,008
Change in net unrealized appreciation (depreciation)	(1,788,979)	9,841,463	(4,510,779)	5,742,085

Net increase (decrease) in net assets resulting from operations	5,557,141	13,888,399	5,291,750	9,079,411

Distributions to Shareholders from:
Distributable earnings	(6,317,457)	(4,062,137)	(4,423,119)	(2,657,051)

Shareholder Transactions:
Proceeds from shares sold	129,091,514	152,675,975	179,514,747	95,862,123
Value of shares repurchased	(6,649,169)	(3,336,772)	(83,476,574)	(9,855,620)
Transaction fees	-	40,755	-	106,411

Net increase (decrease) in net assets resulting from share transactions	122,442,345	149,379,958	96,038,173	86,112,914

Net increase (decrease) in net assets	121,682,029	159,206,220	96,906,804	92,535,274

Net assets:
Beginning of period	231,615,930	72,409,710	129,018,493	36,483,219

End of period	$353,297,959	$231,615,930	$225,925,297	$129,018,493

Changes in Shares Outstanding:
Shares sold	5,850,000	7,200,000	7,800,000	4,350,000
Shares repurchased	(300,000)	(150,000)	(3,600,000)	(450,000)
Shares outstanding, beginning of period	10,500,000	3,450,000	5,550,001	1,650,001

Shares outstanding, end of period	16,050,000	10,500,000	9,750,001	5,550,001

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
(b)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

284

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)		Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)		Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
2021	2020(a)	2021(b)	2021	2020	2021	2020

$1,573,095	$372,465	$321,944	$21,062,953	$42,164,434	$28,793,745	$29,668,069
256,863	1,696	(32,289)	3,686,806	(77,344,552)	6,498,926	(51,423,855)
(527,945)	1,318,140	(139,348)	(5,267,407)	(120,964)	3,725,149	1,891,106

1,302,013	1,692,301	150,307	19,482,352	(35,301,082)	39,017,820	(19,864,680)

(1,573,383)	(372,494)	(321,891)	(21,175,640)	(43,521,860)	(28,853,162)	(29,866,686)

92,949,080	24,465,583	29,758,141	112,827,585	424,390,137	370,106,748	357,749,225
(6,283,657)	-	(2,895,231)	(555,730,078)	(201,879,059)	(146,596,765)	(142,145,426)
-	29,577	-	-	-	-	-

86,665,423	24,495,160	26,862,910	(442,902,493)	222,511,078	223,509,983	215,603,799

86,394,053	25,814,967	26,691,326	(444,595,781)	143,688,136	233,674,641	165,872,433

25,814,967	-	-	992,194,180	848,506,044	677,613,309	511,740,876

$112,209,020	$25,814,967	$26,691,326	$547,598,399	$992,194,180	$911,287,950	$677,613,309

4,350,000	1,200,001	1,500,001	4,900,000	17,600,000	15,900,000	15,000,000
(300,000)	-	(150,000)	(24,100,000)	(9,100,000)	(6,300,000)	(6,500,000)
1,200,001	-	-	43,000,000	34,500,000	29,500,000	21,000,000

5,250,001	1,200,001	1,350,001	23,800,000	43,000,000	39,100,000	29,500,000

285

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco		Invesco
	BulletShares		BulletShares
	2023 High Yield		2024 High Yield
	Corporate Bond ETF (BSJN)		Corporate Bond ETF (BSJO)
	2021	2020	2021	2020
Operations:
Net investment income	$21,002,580	$16,749,316	$10,984,565	$6,914,444
Net realized gain (loss)	4,767,388	(21,798,181)	2,008,658	(5,822,561)
Change in net unrealized appreciation (depreciation)	5,272,950	3,694,568	4,818,813	(315,939)

Net increase (decrease) in net assets resulting from operations	31,042,918	(1,354,297)	17,812,036	775,944

Distributions to Shareholders from:
Distributable earnings	(20,999,182)	(16,901,342)	(10,965,021)	(6,970,883)

Shareholder Transactions:
Proceeds from shares sold	356,384,219	225,232,589	216,734,030	124,971,617
Value of shares repurchased	(78,566,520)	(60,935,200)	(34,967,274)	(41,923,673)
Transaction fees	-	174,480	-	126,656

Net increase in net assets resulting from share transactions	277,817,699	164,471,869	181,766,756	83,174,600

Net increase in net assets	287,861,435	146,216,230	188,613,771	76,979,661

Net assets:
Beginning of period	389,906,877	243,690,647	175,240,771	98,261,110

End of period	$677,768,312	$389,906,877	$363,854,542	$175,240,771

Changes in Shares Outstanding:
Shares sold	14,100,000	8,900,000	8,700,000	5,100,000
Shares repurchased	(3,100,000)	(2,600,000)	(1,400,000)	(1,800,000)
Shares outstanding, beginning of period	15,700,000	9,400,000	7,200,000	3,900,000

Shares outstanding, end of period	26,700,000	15,700,000	14,500,000	7,200,000

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
(b)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

286

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)		Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)		Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)		Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)
2021	2020	2021	2020	2021	2020(a)	2021(b)

$9,589,274	$5,625,814	$3,376,063	$2,582,580	$1,110,809	$647,475	$409,309
1,607,424	(3,283,617)	1,588,562	(1,561,684)	842,316	(640,975)	69,625
4,250,844	(631,688)	424,868	482,883	(299,086)	616,608	146,195

15,447,542	1,710,509	5,389,493	1,503,779	1,654,039	623,108	625,129

(9,582,533)	(5,677,725)	(3,368,135)	(2,614,898)	(1,108,627)	(634,455)	(401,200)

168,529,604	88,216,937	79,461,306	83,092,040	43,271,940	31,101,013	15,123,178
(12,252,198)	(29,485,331)	(40,495,105)	(32,958,978)	(20,234,276)	(11,216,921)	-
-	109,821	-	56,606	-	52,679	-

156,277,406	58,841,427	38,966,201	50,189,668	23,037,664	19,936,771	15,123,178

162,142,415	54,874,211	40,987,559	49,078,549	23,583,076	19,925,424	15,347,107

130,752,740	75,878,529	74,780,244	25,701,695	19,925,424	-	-

$292,895,155	$130,752,740	$115,767,803	$74,780,244	$43,508,500	$19,925,424	$15,347,107

6,900,000	3,700,000	3,100,000	3,300,000	1,700,000	1,300,001	600,001
(500,000)	(1,300,000)	(1,600,000)	(1,300,000)	(800,000)	(500,000)	-
5,500,000	3,100,000	3,000,001	1,000,001	800,001	-	-

11,900,000	5,500,000	4,500,001	3,000,001	1,700,001	800,001	600,001

287

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco BulletShares 2021 Municipal		Invesco BulletShares 2022 Municipal
	Bond ETF (BSML)		Bond ETF (BSMM)
	2021	2020(a)	2021	2020(a)
Operations:
Net investment income	$137,718	$116,507	$182,621	$124,169
Net realized gain (loss)	(1)	-	1,488	890
Change in net unrealized appreciation (depreciation)	(76,931)	92,445	16,790	130,778

Net increase in net assets resulting from operations	60,786	208,952	200,899	255,837

Distributions to Shareholders from:
Distributable earnings	(139,034)	(118,503)	(182,980)	(123,778)

Shareholder Transactions:
Proceeds from shares sold	15,145,638	25,125,540	25,352,296	27,667,555
Transaction fees	37,864	37,814	63,381	44,864

Net increase in net assets resulting from share transactions	15,183,502	25,163,354	25,415,677	27,712,419

Net increase in net assets	15,105,254	25,253,803	25,433,596	27,844,478

Net assets:
Beginning of period	25,253,803	-	27,844,478	-

End of period	$40,359,057	$25,253,803	$53,278,074	$27,844,478

Changes in Shares Outstanding:
Shares sold	600,000	1,000,001	1,000,000	1,100,001
Shares outstanding, beginning of period	1,000,001	-	1,100,001	-

Shares outstanding, end of period	1,600,001	1,000,001	2,100,001	1,100,001

(a)	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

288

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)		Invesco BulletShares 2024 Municipal Bond ETF (BSMO)		Invesco BulletShares 2025 Municipal Bond ETF (BSMP)		Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)
2021	2020(a)	2021	2020(a)	2021	2020(a)	2021	2020(a)

$144,921	$107,747	$168,040	$122,951	$212,132	$131,855	$246,028	$163,233
-	1,102	-	70	-	178	-	-
81,231	178,485	159,288	215,497	203,443	281,492	393,082	175,873

226,152	287,334	327,328	338,518	415,575	413,525	639,110	339,106

(145,216)	(107,428)	(167,869)	(123,875)	(213,149)	(131,372)	(246,078)	(164,122)

20,443,722	15,104,416	23,126,510	12,547,750	28,476,221	10,000,025	10,232,808	12,564,798
51,109	-	57,816	-	71,191	-	25,582	-

20,494,831	15,104,416	23,184,326	12,547,750	28,547,412	10,000,025	10,258,390	12,564,798

20,575,767	15,284,322	23,343,785	12,762,393	28,749,838	10,282,178	10,651,422	12,739,782

15,284,322	-	12,762,393	-	10,282,178	-	12,739,782	-

$35,860,089	$15,284,322	$36,106,178	$12,762,393	$39,032,016	$10,282,178	$23,391,204	$12,739,782

800,000	600,001	900,000	500,001	1,100,000	400,001	400,000	500,001
600,001	-	500,001	-	400,001	-	500,001	-

1,400,001	600,001	1,400,001	500,001	1,500,001	400,001	900,001	500,001

289

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco		Invesco
	BulletShares		BulletShares
	2027 Municipal		2028 Municipal
	Bond ETF (BSMR)		Bond ETF (BSMS)
	2021	2020(a)	2021	2020(a)
Operations:
Net investment income	$177,229	$85,718	$145,595	$85,066
Net realized gain (loss)	-	-	22,293	-
Change in net unrealized appreciation (depreciation)	358,743	(35,001)	221,968	140,281

Net increase in net assets resulting from operations	535,972	50,717	389,856	225,347

Distributions to Shareholders from:
Distributable earnings	(177,044)	(85,718)	(145,891)	(84,808)
Return of capital	-	(8,108)	-	-

Total distributions to shareholders	(177,044)	(93,826)	(145,891)	(84,808)

Shareholder Transactions:
Proceeds from shares sold	2,569,911	15,221,804	13,002,285	5,000,025
Transaction fees	6,425	25,554	32,506	-

Net increase in net assets resulting from share transactions	2,576,336	15,247,358	13,034,791	5,000,025

Net increase (decrease) in net assets	2,935,264	15,204,249	13,278,756	5,140,564

Net assets:
Beginning of period	15,204,249	-	5,140,564	-

End of period	$18,139,513	$15,204,249	$18,419,320	$5,140,564

Changes in Shares Outstanding:
Shares sold	100,000	600,001	500,000	200,001
Shares outstanding, beginning of period	600,001	-	200,001	-

Shares outstanding, end of period	700,001	600,001	700,001	200,001

(a)	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.
(b)	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

290

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)		Invesco BulletShares 2030 Municipal Bond ETF (BSMU)	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)		Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
2021	2020(a)	2021(b)	2021	2020	2021	2020

$131,231	$88,406	$85,147	$241,823	$383,358	$578,148	$415,415
-	-	-	(2,560)	(4,806)	(98,742)	(47,334)
121,793	133,163	132,715	(174,091)	(43,564)	(129,853)	37,062

253,024	221,569	217,862	65,172	334,988	349,553	405,143

(130,877)	(88,142)	(84,091)	(240,645)	(383,358)	(579,190)	(436,417)
-	-	-	-	(5,139)	-	-

(130,877)	(88,142)	(84,091)	(240,645)	(388,497)	(579,190)	(436,417)

10,429,342	5,000,025	7,550,499	-	-	28,433,558	-
26,073	-	-	-	-	-	-

10,455,415	5,000,025	7,550,499	-	-	28,433,558	-

10,577,562	5,133,452	7,684,270	(175,473)	(53,509)	28,203,921	(31,274)

5,133,452	-	-	10,159,444	10,212,953	10,333,563	10,364,837

$15,711,014	$5,133,452	$7,684,270	$9,983,971	$10,159,444	$38,537,484	$10,333,563

400,000	200,001	300,001	-	-	1,100,000	-
200,001	-	-	400,001	400,001	400,001	400,001

600,001	200,001	300,001	400,001	400,001	1,500,001	400,001

291

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco BulletShares		Invesco BulletShares
	2023 USD Emerging		2024 USD Emerging
	Markets Debt ETF		Markets Debt ETF
	(BSCE)		(BSDE)
	2021	2020	2021	2020
Operations:
Net investment income	$546,845	$410,827	$575,304	$496,277
Net realized gain (loss)	26,338	(85,056)	(74,727)	(514,321)
Change in net unrealized appreciation (depreciation)	(14,530)	87,867	243,021	54,147

Net increase in net assets resulting from operations	558,653	413,638	743,598	36,103

Distributions to Shareholders from:
Distributable earnings	(544,840)	(453,757)	(576,659)	(543,136)

Shareholder Transactions:
Proceeds from shares sold	20,985,133	-	7,884,663	7,925,466
Value of shares repurchased	-	-	-	(2,434,008)
Transaction fees	-	-	-	32,173

Net increase in net assets resulting from share transactions	20,985,133	-	7,884,663	5,523,631

Net increase (decrease) in net assets	20,998,946	(40,119)	8,051,602	5,016,598

Net assets:
Beginning of period	10,425,948	10,466,067	15,591,922	10,575,324

End of period	$31,424,894	$10,425,948	$23,643,524	$15,591,922

Changes in Shares Outstanding:
Shares sold	800,000	-	300,000	300,000
Shares repurchased	-	-	-	(100,000)
Shares outstanding, beginning of period	400,001	400,001	600,001	400,001

Shares outstanding, end of period	1,200,001	400,001	900,001	600,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

292

Financial Highlights

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

	Years Ended August 31,				Three Months Ended August 31, 2018		Years Ended May 31,
	2021	2020	2019				2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$21.34	$21.22	$20.74		$20.76		$21.31	$21.14

Net investment income(a)	0.27	0.51	0.57		0.13		0.50	0.52
Net realized and unrealized gain (loss) on investments	(0.21)	0.14	0.49		(0.00	)(b)	(0.53)	0.16

Total from investment operations	0.06	0.65	1.06		0.13		(0.03)	0.68

Distributions to shareholders from:
Net investment income	(0.26)	(0.52)	(0.58)		(0.15)		(0.50)	(0.50)
Net realized gains	(0.04)	(0.01)	(0.00	)(b)	-		(0.02)	(0.01)

Total distributions	(0.30)	(0.53)	(0.58)		(0.15)		(0.52)	(0.51)

Net asset value at end of period	$21.10	$21.34	$21.22		$20.74		$20.76	$21.31

Market price at end of period	$21.10 (c)	$21.36 (c)	$21.28	(c)	$20.81	(c)	$20.79 (c)	$21.36

Net Asset Value Total Return(d)	0.32%	3.10%	5.19%		0.62%		(0.15)%	3.28%
Market Price Total Return(d)	0.23%	2.92%	5.12%		0.81%		(0.25)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,616,985	$2,032,712	$1,620,519		$995,661		$921,704	$667,988
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%		0.10	%(e)	0.22%	0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10%		0.10	%(e)	0.22%
Net investment income	1.28%	2.42%	2.73%		2.57	%(e)	2.36%	2.44%
Portfolio turnover rate(f)	11%	18%	6%		3%		7%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

293

Financial Highlights–(continued)

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

	Years Ended August 31,			Three Months Ended August 31, 2018		Years Ended May 31,
	2021	2020	2019			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$21.86	$21.47	$20.69	$20.69		$21.33	$21.08

Net investment income(a)	0.37	0.54	0.61	0.15		0.54	0.55
Net realized and unrealized gain (loss) on investments	(0.22)	0.41	0.79	0.01		(0.64)	0.25

Total from investment operations	0.15	0.95	1.40	0.16		(0.10)	0.80

Distributions to shareholders from:
Net investment income	(0.38)	(0.55)	(0.62)	(0.16)		(0.53)	(0.54)
Net realized gains	(0.07)	(0.01)	-	-		(0.01)	(0.01)

Total distributions	(0.45)	(0.56)	(0.62)	(0.16)		(0.54)	(0.55)

Net asset value at end of period	$21.56	$21.86	$21.47	$20.69		$20.69	$21.33

Market price at end of period	$21.57 (b)	$21.85 (b)	$21.53 (b)	$20.74	(b)	$20.74 (b)	$21.37

Net Asset Value Total Return(c)	0.69%	4.51%	6.89%	0.78%		(0.50)%	3.82%
Market Price Total Return(c)	0.78%	4.18%	6.93%	0.77%		(0.45)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,392,718	$2,039,560	$1,368,988	$825,429		$760,420	$518,404
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.22%	0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.22%
Net investment income	1.73%	2.49%	2.91%	2.80	%(d)	2.58%	2.63%
Portfolio turnover rate(e)	16%	19%	4%	0	%(f)	8%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

294

Financial Highlights–(continued)

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

	Years Ended August 31,						Three Months Ended August 31, 2018		Years Ended May 31,
	2021		2020		2019				2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$21.86		$21.30		$20.27		$20.27		$20.97	$20.82

Net investment income(a)	0.38		0.56		0.64		0.15		0.58	0.61
Net realized and unrealized gain (loss) on investments	(0.16)		0.57		1.03		0.02		(0.68)	0.19

Total from investment operations	0.22		1.13		1.67		0.17		(0.10)	0.80

Distributions to shareholders from:
Net investment income	(0.39)		(0.57)		(0.64)		(0.17)		(0.56)	(0.60)
Net realized gains	(0.00	)(b)	(0.00	)(c)	(0.00	)(c)	-		(0.04)	(0.05)

Total distributions	(0.39)		(0.57)		(0.64)		(0.17)		(0.60)	(0.65)

Net asset value at end of period	$21.69		$21.86		$21.30		$20.27		$20.27	$20.97

Market price at end of period	$21.71	(d)	$21.88	(d)	$21.35	(d)	$20.31	(d)	$20.30 (d)	$21.03

Net Asset Value Total Return(b)	1.01%		5.43%		8.44%		0.84%		(0.50)%	3.92%
Market Price Total Return(b)	1.02%		5.28%		8.47%		0.88%		(0.65)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,105,230		$1,341,078		$824,159		$383,069		$349,603	$188,736
Ratio to average net assets of:
Expenses, after Waivers	0.10%		0.10%		0.10%		0.10	%(e)	0.21%	0.24%
Expenses, prior to Waivers	0.10%		0.10%		0.10%		0.10	%(e)	0.22%	0.24%
Net investment income	1.75%		2.63%		3.11%		3.00	%(e)	2.80%	2.92%
Portfolio turnover rate(f)	12%		9%		6%		0	%(g)	7%	15%

(a)	Based on average shares outstanding.
(b)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

295

Financial Highlights–(continued)

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

	Years Ended August 31,			Three Months Ended August 31, 2018		Years Ended May 31,
	2021	2020	2019			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.26	$21.44	$20.15	$20.13		$20.88	$20.74

Net investment income(a)	0.44	0.58	0.68	0.17		0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.09)	0.83	1.30	0.03		(0.76)	0.15

Total from investment operations	0.35	1.41	1.98	0.20		(0.12)	0.79

Distributions to shareholders from:
Net investment income	(0.45)	(0.59)	(0.69)	(0.18)		(0.63)	(0.62)
Net realized gains	-	-	-	-		-	(0.03)

Total distributions	(0.45)	(0.59)	(0.69)	(0.18)		(0.63)	(0.65)

Net asset value at end of period	$22.16	$22.26	$21.44	$20.15		$20.13	$20.88

Market price at end of period	$22.18 (b)	$22.28 (b)	$21.50 (b)	$20.20	(b)	$20.18 (b)	$20.92

Net Asset Value Total Return(c)	1.59%	6.72%	10.08%	1.01%		(0.62)%	3.88%
Market Price Total Return(c)	1.59%	6.51%	10.11%	1.01%		(0.58)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,632,038	$1,085,251	$575,698	$311,363		$292,963	$162,864
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.21%	0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.22%	0.24%
Net investment income	2.00%	2.70%	3.29%	3.29	%(d)	3.10%	3.12%
Portfolio turnover rate(e)	7%	6%	5%	2%		5%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

296

Financial Highlights–(continued)

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

	Years Ended August 31,			Three Months Ended August 31, 2018		Years Ended May 31,
	2021	2020	2019			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.44	$21.41	$19.89	$19.84		$20.67	$20.65

Net investment income(a)	0.41	0.60	0.70	0.17		0.64	0.62
Net realized and unrealized gain (loss) on investments .	(0.13)	1.05	1.51	0.07		(0.85)	0.05

Total from investment operations	0.28	1.65	2.21	0.24		(0.21)	0.67

Distributions to shareholders from:
Net investment income	(0.42)	(0.62)	(0.69)	(0.19)		(0.62)	(0.59)
Net realized gains	-	-	-	-		-	(0.06)

Total distributions	(0.42)	(0.62)	(0.69)	(0.19)		(0.62)	(0.65)

Net asset value at end of period	$22.30	$22.44	$21.41	$19.89		$19.84	$20.67

Market price at end of period	$22.31 (b)	$22.45 (b)	$21.44 (b)	$19.96	(b)	$19.85 (b)	$20.71

Net Asset Value Total Return(c)	1.25%	7.86%	11.39%	1.19%		(1.04)%	3.29%
Market Price Total Return(c)	1.25%	7.75%	11.14%	1.50%		(1.19)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,056,865	$632,834	$311,561	$116,344		$104,181	$68,198
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.22%	0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10%	0.10	%(d)	0.22%
Net investment income	1.85%	2.77%	3.42%	3.38	%(d)	3.14%	3.04%
Portfolio turnover rate(e)	8%	9%	3%	1%		14%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

297

Financial Highlights–(continued)

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

	Years Ended August 31,				Three Months Ended August 31, 2018		Year Ended May 31, 2018		For the Period September 14, 2016(a) Through May 31, 2017
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$21.75	$20.57	$18.84		$18.82		$19.66		$19.88

Net investment income(b)	0.43	0.57	0.66		0.16		0.61		0.41
Net realized and unrealized gain (loss) on investments	(0.18)	1.20	1.71		0.04		(0.89)		(0.32)

Total from investment operations	0.25	1.77	2.37		0.20		(0.28)		0.09

Distributions to shareholders from:
Net investment income	(0.44)	(0.58)	(0.66)		(0.18)		(0.59)		(0.31)
Net realized gains	-	(0.02)	(0.00	)(c)	-		(0.00	)(c)	-

Total distributions	(0.44)	(0.60)	(0.66)		(0.18)		(0.59)		(0.31)

Transaction fees(b)	-	0.01	0.02		-		0.03		-

Net asset value at end of period	$21.56	$21.75	$20.57		$18.84		$18.82		$19.66

Market price at end of period	$21.58 (d)	$21.78 (d)	$20.62	(d)	$18.88	(d)	$18.81	(d)	$19.69

Net Asset Value Total Return(e)	1.16%	8.85%	13.05%		1.07%		(1.28)%		0.49%
Market Price Total Return(e)	1.11%	8.73%	13.07%		1.34%		(1.50)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$578,885	$293,682	$132,679		$53,693		$53,638		$26,538
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10%		0.10	%(f)	0.21%		0.24	%(f)
Expenses, prior to Waivers	0.10%	0.10%	0.10%		0.10	%(f)	0.22%
Net investment income	2.01%	2.76%	3.42%		3.41	%(f)	3.16%		3.00	%(f)
Portfolio turnover rate(g)	2%	7%	4%		0%		0	%(h)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

298

Financial Highlights—(continued)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

	Years Ended August 31,				Three Months Ended August 31, 2018		For the Period September 27, 2017(a) Through May 31, 2018
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$22.06	$20.99	$19.13		$19.10		$19.99

Net investment income(b)	0.47	0.60	0.71		0.17		0.44
Net realized and unrealized gain (loss) on investments	(0.05)	1.08	1.84		0.04		(1.03)

Total from investment operations	0.42	1.68	2.55		0.21		(0.59)

Distributions to shareholders from:
Net investment income	(0.47)	(0.61)	(0.72)		(0.19)		(0.34)
Net realized gains	-	(0.01)	-		-		-

Total distributions	(0.47)	(0.62)	(0.72)		(0.19)		(0.34)

Transaction fees(b)	-	0.01	0.03		0.01		0.04

Net asset value at end of period	$22.01	$22.06	$20.99		$19.13		$19.10

Market price at end of period(c)	$22.04	$22.07	$21.05		$19.16		$19.09

Net Asset Value Total Return(d)	1.94%	8.25%	13.87%		1.16%		(2.77)%
Market Price Total Return(d)	2.04%	7.98%	14.01%		1.37%		(2.82)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$353,298	$231,616	$72,410		$25,822		$22,924
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.11	%(e)	0.10	%(f)	0.19	%(f)
Expenses, prior to Waivers	0.10%	0.10%	0.11	%(e)	0.10	%(f)	0.20	%(f)
Net investment income	2.15%	2.83%	3.64	%(e)	3.60	%(f)	3.35	%(f)
Portfolio turnover rate(g)	2%	7%	3%		0%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

299

Financial Highlights–(continued)

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

	Years Ended August 31,						For the Period August 7, 2018(a) Through August 31, 2018
	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.25		$22.11		$20.06		$20.00

Net investment income(b)	0.52		0.64		0.77		0.05
Net realized and unrealized gain (loss) on investments	(0.09	)(c)	1.12		1.97		0.01

Total from investment operations	0.43		1.76		2.74		0.06

Distributions to shareholders from:
Net investment income	(0.51)		(0.65)		(0.76)		-
Net realized gains	-		(0.00	)(d)	-		-

Total distributions	(0.51)		(0.65)		(0.76)		-

Transaction fees(b)	-		0.03		0.07		-

Net asset value at end of period	$23.17		$23.25		$22.11		$20.06

Market price at end of period(e)	$23.18		$23.25		$22.17		$20.09

Net Asset Value Total Return(f)	1.90%		8.33%		14.38%		0.30	%(g)
Market Price Total Return(f)	1.95%		8.03%		14.51%		0.45	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$225,925		$129,018		$36,483		$6,018
Ratio to average net assets of:
Expenses	0.10%		0.10%		0.12	%(h)	0.10	%(i)
Net investment income	2.24%		2.89%		3.74	%(h)	3.91	%(i)
Portfolio turnover rate(j)	2%		3%		1%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Amount represents less than $0.005.
(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.30%. The market price total return from Fund Inception to August 31, 2018 was 0.30%.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

300

Financial Highlights–(continued)

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

	Year Ended August 31, 2021		For the Period September 10, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$21.51		$20.00

Net investment income(b)	0.42		0.51
Net realized and unrealized gain (loss) on investments	(0.14)		1.47

Total from investment operations	0.28		1.98

Distributions to shareholders from:
Net investment income	(0.42)		(0.51)

Transaction fees(b)	-		0.04

Net asset value at end of period	$21.37		$21.51

Market price at end of period(c)	$21.39		$21.51

Net Asset Value Total Return(d)	1.31%		10.29	%(e)
Market Price Total Return(d)	1.41%		10.28	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$112,209		$25,815
Ratio to average net assets of:
Expenses	0.10%		0.10	%(f)
Net investment income	1.98%		2.55	%(f)
Portfolio turnover rate(g)	0	%(h)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 10.96%. The market price total return from Fund Inception to August 31, 2020 was 10.45%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

301

Financial Highlights–(continued)

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

	For the Period September 14, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$20.00

Net investment income(b)	0.36
Net realized and unrealized gain (loss) on investments	(0.27)

Total from investment operations	0.09

Distributions to shareholders from:
Net investment income	(0.32)

Net asset value at end of period	$19.77

Market price at end of period(c)	$19.79

Net Asset Value Total Return(d)	0.45	%(e)
Market Price Total Return(d)	0.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$26,691
Ratio to average net assets of:
Expenses	0.10	%(f)
Net investment income	1.89	%(f)
Portfolio turnover rate(g)	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 0.55%. The market price total return from Fund Inception to August 31, 2021 was 0.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

302

Financial Highlights–(continued)

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

					Three Months Ended
	Years Ended August 31,				August 31,		Years Ended May 31,
	2021	2020	2019		2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$23.07	$24.59	$24.73		$24.62		$25.17	$23.85

Net investment income(a)	0.60	1.01	1.30		0.30		1.25	1.33
Net realized and unrealized gain (loss) on investments	(0.09)	(1.48)	(0.13)		0.14		(0.53)	1.24

Total from investment operations	0.51	(0.47)	1.17		0.44		0.72	2.57

Distributions to shareholders from:
Net investment income	(0.57)	(1.05)	(1.28)		(0.33)		(1.23)	(1.25)
Net realized gains	-	-	(0.03)		-		(0.04)	-

Total distributions	(0.57)	(1.05)	(1.31)		(0.33)		(1.27)	(1.25)

Net asset value at end of period	$23.01	$23.07	$24.59		$24.73		$24.62	$25.17

Market price at end of period	$23.01 (b)	$23.09 (b)	$24.67	(b)	$24.78	(b)	$24.58 (b)	$25.24

Net Asset Value Total Return(c)	2.21%	(1.91)%	4.89%		1.81%		2.92%	11.02%
Market Price Total Return(c)	2.13%	(2.13)%	5.01%		2.18%		2.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$547,598	$992,194	$848,506		$457,526		$391,478	$168,624
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.41%	0.42	%(d)	0.41	%(e)	0.43%	0.44%
Expenses, prior to Waivers	0.42%	0.42%	0.42	%(d)	0.42	%(e)
Net investment income	2.61%	4.30%	5.31%		4.87	%(e)	5.04%	5.44%
Portfolio turnover rate(f)	31%	68%	52%		14%		33%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

303

Financial Highlights–(continued)

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

					Three Months Ended
	Years Ended August 31,				August 31,		Years Ended May 31,
	2021		2020	2019	2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.97		$24.37	$24.56	$24.54		$25.46	$23.97

Net investment income(a)	0.84		1.07	1.32	0.33		1.36	1.36
Net realized and unrealized gain (loss) on investments	0.35		(1.40)	(0.17)	0.06		(0.91)	1.39

Total from investment operations	1.19		(0.33)	1.15	0.39		0.45	2.75

Distributions to shareholders from:
Net investment income	(0.85)		(1.07)	(1.34)	(0.37)		(1.37)	(1.26)

Net asset value at end of period	$23.31		$22.97	$24.37	$24.56		$24.54	$25.46

Market price at end of period	$23.29	(b)	$22.97 (b)	$24.43 (b)	$24.61	(b)	$24.49 (b)	$25.52

Net Asset Value Total Return(c)	5.28%		(1.28)%	4.90%	1.59%		1.79%	11.74%
Market Price Total Return(c)	5.19%		(1.50)%	4.94%	2.00%		1.35%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$911,288		$677,613	$511,741	$243,192		$208,598	$129,836
Ratio to average net assets of:
Expenses, after Waivers	0.42	%(d)	0.41%	0.42%	0.42	%(e)	0.43%	0.44%
Expenses, prior to Waivers	0.42	%(d)	0.42%	0.42%
Net investment income	3.63%		4.59%	5.45%	5.34	%(e)	5.47%	5.50%
Portfolio turnover rate(f)	42%		63%	27%	17%		29%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

304

Financial Highlights–(continued)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

					Three Months Ended
	Years Ended August 31,				August 31,		Years Ended May 31,
	2021		2020	2019	2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$24.83		$25.92	$26.14	$25.98		$26.95	$25.58

Net investment income(a)	1.00		1.26	1.45	0.35		1.43	1.43
Net realized and unrealized gain (loss) on investments	0.57		(1.09)	(0.22)	0.20		(0.93)	1.27

Total from investment operations	1.57		0.17	1.23	0.55		0.50	2.70

Distributions to shareholders from:
Net investment income	(1.02)		(1.27)	(1.47)	(0.39)		(1.43)	(1.33)
Net realized gains	-		-	(0.02)	-		(0.04)	-

Total distributions	(1.02)		(1.27)	(1.49)	(0.39)		(1.47)	(1.33)

Transaction fees(a)	-		0.01	0.04	-		-	-

Net asset value at end of period	$25.38		$24.83	$25.92	$26.14		$25.98	$26.95

Market price at end of period	$25.38	(b)	$24.81 (b)	$25.98 (b)	$26.22	(b)	$25.93 (b)	$27.03

Net Asset Value Total Return(c)	6.43%		0.84%	5.06%	2.14%		1.90%	10.80%
Market Price Total Return(c)	6.51%		0.54%	4.97%	2.65%		1.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$677,768		$389,907	$243,691	$112,421		$101,314	$37,725
Ratio to average net assets of:
Expenses, after Waivers	0.42	%(d)	0.41%	0.42%	0.42	%(e)	0.43%	0.44%
Expenses, prior to Waivers	0.42	%(d)	0.42%
Net investment income	3.97%		5.10%	5.64%	5.39	%(e)	5.45%	5.45%
Portfolio turnover rate(f)	39%		47%	19%	6%		18%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

305

Financial Highlights–(continued)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

								For the Period
								September 14, 2016(a)
					Three Months Ended			Through
	Years Ended August 31,				August 31,		Year Ended May 31,	May 31,
	2021	2020	2019		2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$24.34	$25.20	$24.85		$24.67		$25.67	$24.98

Net investment income(b)	1.06	1.17	1.34		0.33		1.30	0.91
Net realized and unrealized gain (loss) on investments	0.75	(0.87)	0.39		0.21		(1.02)	0.48

Total from investment operations	1.81	0.30	1.73		0.54		0.28	1.39

Distributions to shareholders from:
Net investment income	(1.06)	(1.18)	(1.37)		(0.36)		(1.27)	(0.70)
Net realized gains	-	-	(0.05)		-		(0.05)	-

Total distributions	(1.06)	(1.18)	(1.42)		(0.36)		(1.32)	(0.70)

Transaction fees(b)	-	0.02	0.04		-		0.04	-

Net asset value at end of period	$25.09	$24.34	$25.20		$24.85		$24.67	$25.67

Market price at end of period	$25.10 (c)	$24.34 (c)	$25.22	(c)	$24.92	(c)	$24.71 (c)	$25.65

Net Asset Value Total Return(d)	7.60%	1.45%	7.44%		2.22%		1.21%	5.67%
Market Price Total Return(d)	7.64%	1.38%	7.22%		2.34%		1.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$363,855	$175,241	$98,261		$47,210		$41,936	$23,103
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42	%(e)	0.42	%(f)	0.44%	0.42	%(f)
Expenses, prior to Waivers	0.42%	0.42%	0.43	%(e)
Net investment income	4.26%	4.84%	5.43	%(e)	5.30	%(f)	5.14%	5.10	%(f)
Portfolio turnover rate(g)	52%	34%	22%		8%		24%	7%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

306

Financial Highlights–(continued)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

							For the Period
							September 27, 2017(a)
					Three Months Ended		Through
	Years Ended August 31,				August 31,		May 31,
	2021	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$23.77	$24.48	$24.28		$23.96		$25.01

Net investment income(b)	1.10	1.27	1.43		0.38		0.90
Net realized and unrealized gain (loss) on investments	0.85	(0.71)	0.15		0.31		(1.29)

Total from investment operations	1.95	0.56	1.58		0.69		(0.39)

Distributions to shareholders from:
Net investment income	(1.11)	(1.29)	(1.43)		(0.38)		(0.73)

Transaction fees(b)	-	0.02	0.05		0.01		0.07

Net asset value at end of period	$24.61	$23.77	$24.48		$24.28		$23.96

Market price at end of period(c)	$24.63	$23.74	$24.53		$24.31		$24.03

Net Asset Value Total Return(d)	8.37%	2.58%	7.06%		2.94%		(1.31)%
Market Price Total Return(d)	8.60%	2.26%	7.15%		2.76%		(1.03)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$292,895	$130,753	$75,879		$21,856		$14,374
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.42	%(e)	0.42	%(f)	0.42	%(f)
Expenses, prior to Waivers	0.42%	0.42%	0.43	%(e)
Net investment income	4.52%	5.42%	5.98	%(e)	6.33	%(f)	5.50	%(f)
Portfolio turnover rate(g)	57%	26%	14%		9%		5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

307

Financial Highlights–(continued)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

					For the Period
					August 7, 2018(a)
					Through
	Years Ended August 31,				August 31,
	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.93	$25.70	$25.14		$25.00

Net investment income(b)	1.12	1.24	1.45		0.09
Net realized and unrealized gain (loss) on investments	0.80	(0.74)	0.51		0.05

Total from investment operations	1.92	0.50	1.96		0.14

Distributions to shareholders from:
Net investment income	(1.12)	(1.28)	(1.51)		-
Net realized gains	-	(0.02)	-		-

Total distributions	(1.12)	(1.30)	(1.51)		-

Transaction fees(b)	-	0.03	0.11		-

Net asset value at end of period	$25.73	$24.93	$25.70		$25.14

Market price at end of period(c)	$25.74	$24.88	$25.75		$25.15

Net Asset Value Total Return(d)	7.86%	2.31%	8.62%		0.56	%(e)
Market Price Total Return(d)	8.12%	1.91%	8.80%		0.60	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$115,768	$74,780	$25,702		$5,029
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42%	0.44	%(f)	0.42	%(g)
Expenses, prior to Waivers	0.42%	0.42%	0.45	%(f)
Net investment income	4.41%	5.07%	5.79	%(f)	5.54	%(g)
Portfolio turnover rate(h)	37%	35%	48%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.48%. The market price total return from Fund Inception to August 31, 2018 was 0.56%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

308

Financial Highlights–(continued)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

	Year Ended August 31, 2021	For the Period September 10, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$24.91	$25.00

Net investment income(b)	1.08	1.15
Net realized and unrealized gain (loss) on investments	0.70	(0.27)

Total from investment operations	1.78	0.88

Distributions to shareholders from:
Net investment income	(1.10)	(1.06)

Transaction fees(b)	-	0.09

Net asset value at end of period	$25.59	$24.91

Market price at end of period(c)	$25.61	$24.84

Net Asset Value Total Return(d)	7.29%	4.12	%(e)
Market Price Total Return(d)	7.68%	3.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$43,509	$19,925
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.41	%(f)
Expenses, prior to Waivers	0.42%	0.42	%(f)
Net investment income	4.25%	4.90	%(f)
Portfolio turnover rate(g)	33%	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.32%. The market price total return from Fund Inception to August 31, 2020 was 3.84%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

309

Financial Highlights–(continued)

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

	For the Period September 14, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.03
Net realized and unrealized gain on investments	0.51

Total from investment operations	1.54

Distributions to shareholders from:
Net investment income	(0.96)

Net asset value at end of period	$25.58

Market price at end of period(c)	$25.61

Net Asset Value Total Return(d)	6.25	%(e)
Market Price Total Return(d)	6.37	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,347
Ratio to average net assets of:
Expenses	0.43	%(f)
Net investment income	4.21	%(f)
Portfolio turnover rate(g)	33%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 6.92%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

310

Financial Highlights–(continued)

Invesco BulletShares 2021 Municipal Bond ETF (BSML)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.25	$25.00

Net investment income(b)	0.10	0.21
Net realized and unrealized gain (loss) on investments	(0.06)	0.19

Total from investment operations	0.04	0.40

Distributions to shareholders from:
Net investment income	(0.10)	(0.22)

Transaction fees(b)	0.03	0.07

Net asset value at end of period	$25.22	$25.25

Market price at end of period(c)	$25.26	$25.35

Net Asset Value Total Return(d)	0.29%	1.90	%(e)
Market Price Total Return(d)	0.04%	2.30	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$40,359	$25,254
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	0.39%	0.88	%(f)
Portfolio turnover rate(g)	57%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 1.94%. The market price total return from Fund Inception to August 31, 2020 was 2.30%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

311

Financial Highlights–(continued)

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.31	$25.00

Net investment income(b)	0.10	0.24
Net realized and unrealized gain on investments	0.03	0.24

Total from investment operations	0.13	0.48

Distributions to shareholders from:
Net investment income	(0.11)	(0.26)

Transaction fees(b)	0.04	0.09

Net asset value at end of period	$25.37	$25.31

Market price at end of period(c)	$25.44	$25.40

Net Asset Value Total Return(d)	0.66%	2.30	%(e)
Market Price Total Return(d)	0.58%	2.65	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$53,278	$27,844
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	0.41%	1.02	%(f)
Portfolio turnover rate(g)	1%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 2.38%. The market price total return from Fund Inception to August 31, 2020 was 2.65%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

312

Financial Highlights–(continued)

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.47	$25.00

Net investment income(b)	0.14	0.26
Net realized and unrealized gain on investments	0.09	0.47

Total from investment operations	0.23	0.73

Distributions to shareholders from:
Net investment income	(0.14)	(0.26)

Transaction fees(b)	0.05	-

Net asset value at end of period	$25.61	$25.47

Market price at end of period(c)	$25.69	$25.53

Net Asset Value Total Return(d)	1.12%	2.94	%(e)
Market Price Total Return(d)	1.19%	3.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$35,860	$15,284
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	0.55%	1.08	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.03%. The market price total return from Fund Inception to August 31, 2020 was 3.14%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

313

Financial Highlights–(continued)

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.52	$25.00

Net investment income(b)	0.17	0.30
Net realized and unrealized gain on investments	0.22	0.52

Total from investment operations	0.39	0.82

Distributions to shareholders from:
Net investment income	(0.18)	(0.30)

Transaction fees(b)	0.06	-

Net asset value at end of period	$25.79	$25.52

Market price at end of period(c)	$25.87	$25.62

Net Asset Value Total Return(d)	1.77%	3.30	%(e)
Market Price Total Return(d)	1.69%	3.71	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$36,106	$12,762
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	0.67%	1.26	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.30%. The market price total return from Fund Inception to August 31, 2020 was 3.71%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

314

Financial Highlights–(continued)

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.71	$25.00

Net investment income(b)	0.22	0.33
Net realized and unrealized gain on investments	0.25	0.71

Total from investment operations	0.47	1.04

Distributions to shareholders from:
Net investment income	(0.23)	(0.33)

Transaction fees(b)	0.07	-

Net asset value at end of period	$26.02	$25.71

Market price at end of period(c)	$26.08	$25.78

Net Asset Value Total Return(d)	2.12%	4.19	%(e)
Market Price Total Return(d)	2.08%	4.48	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$39,032	$10,282
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	0.84%	1.39	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.19%. The market price total return from Fund Inception to August 31, 2020 was 4.44%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

315

Financial Highlights–(continued)

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.48	$25.00

Net investment income(b)	0.31	0.40
Net realized and unrealized gain on investments	0.49	0.48

Total from investment operations	0.80	0.88

Distributions to shareholders from:
Net investment income	(0.32)	(0.40)

Transaction fees(b)	0.03	-

Net asset value at end of period	$25.99	$25.48

Market price at end of period(c)	$26.07	$25.54

Net Asset Value Total Return(d)	3.27%	3.58	%(e)
Market Price Total Return(d)	3.34%	3.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,391	$12,740
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	1.22%	1.70	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.58%. The market price total return from Fund Inception to August 31, 2020 was 4.20%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

316

Financial Highlights–(continued)

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.34	$25.00

Net investment income(b)	0.26	0.37
Net realized and unrealized gain on investments	0.57	0.26

Total from investment operations	0.83	0.63

Distributions to shareholders from:
Net investment income	(0.27)	(0.36)
Return of capital	-	(0.04)

Total distributions	(0.27)	(0.40)

Transaction fees(b)	0.01	0.11

Net asset value at end of period	$25.91	$25.34

Market price at end of period(c)	$25.95	$25.42

Net Asset Value Total Return(d)	3.32%	3.02	%(e)
Market Price Total Return(d)	3.15%	3.34	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,140	$15,204
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	1.03%	1.58	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.02%. The market price total return from Fund Inception to August 31, 2020 was 3.46%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

317

Financial Highlights–(continued)

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.70	$25.00

Net investment income(b)	0.38	0.43
Net realized and unrealized gain on investments	0.55	0.69

Total from investment operations	0.93	1.12

Distributions to shareholders from:
Net investment income	(0.40)	(0.42)

Transaction fees(b)	0.08	-

Net asset value at end of period	$26.31	$25.70

Market price at end of period(c)	$26.36	$25.76

Net Asset Value Total Return(d)	3.95%	4.56	%(e)
Market Price Total Return(d)	3.91%	4.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,419	$5,141
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	1.45%	1.80	%(f)
Portfolio turnover rate(g)	4%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.48%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

318

Financial Highlights–(continued)

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

	Year Ended August 31, 2021	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.67	$25.00

Net investment income(b)	0.36	0.44
Net realized and unrealized gain on investments	0.47	0.67

Total from investment operations	0.83	1.11

Distributions to shareholders from:
Net investment income	(0.39)	(0.44)

Transaction fees(b)	0.07	-

Net asset value at end of period	$26.18	$25.67

Market price at end of period(c)	$26.24	$25.70

Net Asset Value Total Return(d)	3.52%	4.52	%(e)
Market Price Total Return(d)	3.63%	4.64	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,711	$5,133
Ratio to average net assets of:
Expenses	0.18%	0.18	%(f)
Net investment income	1.40%	1.88	%(f)
Portfolio turnover rate(g)	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.60%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

319

Financial Highlights–(continued)

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

	For the Period September 14, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.37
Net realized and unrealized gain on investments	0.59

Total from investment operations	0.96

Distributions to shareholders from:
Net investment income	(0.35)

Net asset value at end of period	$25.61

Market price at end of period(c)	$25.69

Net Asset Value Total Return(d)	3.87	%(e)
Market Price Total Return(d)	4.19	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,684
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.52	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 16, 2020, the first day of trading on the exchange) to August 31, 2021 was 4.04%. The market price total return from Fund Inception to August 31, 2021 was 4.23%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

320

Financial Highlights–(continued)

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

	Years Ended August 31,		For the Period October 2, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.40	$25.53	$25.00

Net investment income(b)	0.60	0.96	0.88
Net realized and unrealized gain (loss) on investments	(0.44)	(0.12)	0.58

Total from investment operations	0.16	0.84	1.46

Distributions to shareholders from:
Net investment income	(0.60)	(0.95)	(0.88)
Net realized gains	-	(0.01)	(0.01)
Return of capital	-	(0.01)	(0.04)

Total distributions	(0.60)	(0.97)	(0.93)

Net asset value at end of period	$24.96	$25.40	$25.53

Market price at end of period(c)	$24.96	$25.44	$25.58

Net Asset Value Total Return(d)	0.63%	3.37%	5.98	%(e)
Market Price Total Return(d)	0.48%	3.34%	6.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,984	$10,159	$10,213
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.32	%(f)
Net investment income	2.40%	3.77%	3.84	%(f)
Portfolio turnover rate(g)	16%	13%	13%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 6.62%. The market price total return from Fund Inception to August 31, 2019 was 6.70%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

321

Financial Highlights–(continued)

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

	Years Ended August 31,		For the Period October 2, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.83	$25.91	$25.00

Net investment income(b)	0.63	1.04	0.95
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.92

Total from investment operations	0.60	1.01	1.87

Distributions to shareholders from:
Net investment income	(0.74)	(1.04)	(0.96)
Net realized gains	-	(0.05)	-

Total distributions	(0.74)	(1.09)	(0.96)

Net asset value at end of period	$25.69	$25.83	$25.91

Market price at end of period(c)	$25.71	$25.90	$25.95

Net Asset Value Total Return(d)	2.35%	4.01%	7.63	%(e)
Market Price Total Return(d)	2.14%	4.14%	7.79	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$38,537	$10,334	$10,365
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.32	%(f)
Net investment income	2.44%	4.03%	4.11	%(f)
Portfolio turnover rate(g)	27%	7%	15%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 8.41%. The market price total return from Fund Inception to August 31, 2019 was 8.45%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

	Years Ended August 31,		For the Period October 2, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.06	$26.17	$25.00

Net investment income(b)	0.68	1.03	0.98
Net realized and unrealized gain (loss) on investments	0.23	(0.01)	1.17

Total from investment operations	0.91	1.02	2.15

Distributions to shareholders from:
Net investment income	(0.78)	(1.03)	(0.98)
Net realized gains	-	(0.10)	-

Total distributions	(0.78)	(1.13)	(0.98)

Net asset value at end of period	$26.19	$26.06	$26.17

Market price at end of period(c)	$26.23	$26.13	$26.19

Net Asset Value Total Return(d)	3.55%	4.05%	8.79	%(e)
Market Price Total Return(d)	3.42%	4.25%	8.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$31,425	$10,426	$10,466
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.32	%(f)
Net investment income	2.60%	3.97%	4.24	%(f)
Portfolio turnover rate(g)	19%	11%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 9.68%. The market price total return from Fund Inception to August 31, 2019 was 9.57%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

	Years Ended August 31,		For the Period October 2, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.99	$26.44	$25.00

Net investment income(b)	0.81	1.01	1.05
Net realized and unrealized gain (loss) on investments	0.29	(0.41)	1.46

Total from investment operations	1.10	0.60	2.51

Distributions to shareholders from:
Net investment income	(0.82)	(1.02)	(1.07)
Net realized gains	-	(0.10)	-

Total distributions	(0.82)	(1.12)	(1.07)

Transaction fees(b)	-	0.07	-

Net asset value at end of period	$26.27	$25.99	$26.44

Market price at end of period(c)	$26.28	$26.05	$26.53

Net Asset Value Total Return(d)	4.31%	2.65%	10.29	%(e)
Market Price Total Return(d)	4.11%	2.57%	10.66	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,644	$15,592	$10,575
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.32	%(f)
Net investment income	3.11%	3.91%	4.52	%(f)
Portfolio turnover rate(g)	22%	39%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 11.26%. The market price total return from Fund Inception to August 31, 2019 was 11.46%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	“BulletShares 2021 Corporate Bond ETF”

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	“BulletShares 2022 Corporate Bond ETF”

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	“BulletShares 2023 Corporate Bond ETF”

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	“BulletShares 2024 Corporate Bond ETF”

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	“BulletShares 2025 Corporate Bond ETF”

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	“BulletShares 2026 Corporate Bond ETF”

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	“BulletShares 2027 Corporate Bond ETF”

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	“BulletShares 2028 Corporate Bond ETF”

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	“BulletShares 2029 Corporate Bond ETF”

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)	“BulletShares 2030 Corporate Bond ETF”

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	“BulletShares 2021 High Yield Corporate Bond ETF”

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	“BulletShares 2022 High Yield Corporate Bond ETF”

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	“BulletShares 2023 High Yield Corporate Bond ETF”

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	“BulletShares 2024 High Yield Corporate Bond ETF”

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	“BulletShares 2025 High Yield Corporate Bond ETF”

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	“BulletShares 2026 High Yield Corporate Bond ETF”

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)	“BulletShares 2027 High Yield Corporate Bond ETF”

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)	“BulletShares 2028 High Yield Corporate Bond ETF”

Invesco BulletShares 2021 Municipal Bond ETF (BSML)	“BulletShares 2021 Municipal Bond ETF”

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)	“BulletShares 2022 Municipal Bond ETF”

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	“BulletShares 2023 Municipal Bond ETF”

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	“BulletShares 2024 Municipal Bond ETF”

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	“BulletShares 2025 Municipal Bond ETF”

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	“BulletShares 2026 Municipal Bond ETF”

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	“BulletShares 2027 Municipal Bond ETF”

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	“BulletShares 2028 Municipal Bond ETF”

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	“BulletShares 2029 Municipal Bond ETF”

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)	“BulletShares 2030 Municipal Bond ETF”

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	“BulletShares 2021 USD Emerging Markets Debt ETF”

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	“BulletShares 2022 USD Emerging Markets Debt ETF”

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	“BulletShares 2023 USD Emerging Markets Debt ETF”

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)	“BulletShares 2024 USD Emerging Markets Debt ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BulletShares 2021 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2021 Index

BulletShares 2022 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2022 Index

BulletShares 2023 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2023 Index

BulletShares 2024 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2024 Index

BulletShares 2025 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2025 Index

BulletShares 2026 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2026 Index

BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index

BulletShares 2028 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2028 Index

BulletShares 2029 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2029 Index

BulletShares 2030 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2030 Index

BulletShares 2021 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index

BulletShares 2022 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index

BulletShares 2023 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index

BulletShares 2024 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index

BulletShares 2025 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index

BulletShares 2026 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index

BulletShares 2027 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index

BulletShares 2028 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2028 Index

BulletShares 2021 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2021 Index

BulletShares 2022 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2022 Index

BulletShares 2023 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2023 Index

BulletShares 2024 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2024 Index

BulletShares 2025 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2025 Index

BulletShares 2026 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2026 Index

BulletShares 2027 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2027 Index

BulletShares 2028 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2028 Index

BulletShares 2029 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2029 Index

BulletShares 2030 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2030 Index

BulletShares 2021 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index

BulletShares 2022 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index

BulletShares 2023 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index

BulletShares 2024 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

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Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

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capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

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and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished

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trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may

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occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund (except BulletShares 2021 Corporate Bond ETF, BulletShares 2022 Corporate Bond ETF, BulletShares 2023 Corporate Bond ETF, BulletShares 2024 Corporate Bond ETF, BulletShares 2025 Corporate Bond ETF, BulletShares 2026 Corporate Bond ETF, BulletShares 2027 Corporate Bond ETF, BulletShares 2028 Corporate Bond ETF, BulletShares 2022 High Yield Corporate Bond ETF, BulletShares 2023 High Yield Corporate Bond ETF, BulletShares 2024 High Yield Corporate Bond ETF, BulletShares 2025 High Yield Corporate Bond ETF and BulletShares 2026 High Yield Corporate Bond ETF) is non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations

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in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Treasury Obligations Risk. Certain Funds will invest in obligations issued or guaranteed by the U.S. Treasury.

U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

BulletShares 2021 Corporate Bond ETF	0.10%

BulletShares 2022 Corporate Bond ETF	0.10%

BulletShares 2023 Corporate Bond ETF	0.10%

BulletShares 2024 Corporate Bond ETF	0.10%

BulletShares 2025 Corporate Bond ETF	0.10%

BulletShares 2026 Corporate Bond ETF	0.10%

BulletShares 2027 Corporate Bond ETF	0.10%

BulletShares 2028 Corporate Bond ETF	0.10%

BulletShares 2029 Corporate Bond ETF	0.10%

BulletShares 2030 Corporate Bond ETF	0.10%

BulletShares 2021 High Yield Corporate Bond ETF	0.42%

BulletShares 2022 High Yield Corporate Bond ETF	0.42%

BulletShares 2023 High Yield Corporate Bond ETF	0.42%

BulletShares 2024 High Yield Corporate Bond ETF	0.42%

BulletShares 2025 High Yield Corporate Bond ETF	0.42%

BulletShares 2026 High Yield Corporate Bond ETF	0.42%

BulletShares 2027 High Yield Corporate Bond ETF	0.42%

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Unitary Management Fees (as a % of average daily net assets)

BulletShares 2028 High Yield Corporate Bond ETF	0.42%

BulletShares 2021 Municipal Bond ETF	0.18%

BulletShares 2022 Municipal Bond ETF	0.18%

BulletShares 2023 Municipal Bond ETF	0.18%

BulletShares 2024 Municipal Bond ETF	0.18%

BulletShares 2025 Municipal Bond ETF	0.18%

BulletShares 2026 Municipal Bond ETF	0.18%

BulletShares 2027 Municipal Bond ETF	0.18%

BulletShares 2028 Municipal Bond ETF	0.18%

BulletShares 2029 Municipal Bond ETF	0.18%

BulletShares 2030 Municipal Bond ETF	0.18%

BulletShares 2021 USD Emerging Markets Debt ETF	0.29%

BulletShares 2022 USD Emerging Markets Debt ETF	0.29%

BulletShares 2023 USD Emerging Markets Debt ETF	0.29%

BulletShares 2024 USD Emerging Markets Debt ETF	0.29%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

BulletShares 2021 Corporate Bond ETF	$54,028

BulletShares 2022 Corporate Bond ETF	15,487

BulletShares 2023 Corporate Bond ETF	6,321

BulletShares 2024 Corporate Bond ETF	4,414

BulletShares 2025 Corporate Bond ETF	1,584

BulletShares 2026 Corporate Bond ETF	919

BulletShares 2027 Corporate Bond ETF	483

BulletShares 2028 Corporate Bond ETF	349

BulletShares 2029 Corporate Bond ETF	113

BulletShares 2030 Corporate Bond ETF*	23

BulletShares 2021 High Yield Corporate Bond ETF	19,763

BulletShares 2022 High Yield Corporate Bond ETF	14,185

BulletShares 2023 High Yield Corporate Bond ETF	8,276

BulletShares 2024 High Yield Corporate Bond ETF	3,488

BulletShares 2025 High Yield Corporate Bond ETF	2,256

BulletShares 2026 High Yield Corporate Bond ETF	423

BulletShares 2027 High Yield Corporate Bond ETF	61

BulletShares 2028 High Yield Corporate Bond ETF*	49

BulletShares 2021 Municipal Bond ETF	-

BulletShares 2022 Municipal Bond ETF	-

BulletShares 2023 Municipal Bond ETF	-

BulletShares 2024 Municipal Bond ETF	-

BulletShares 2025 Municipal Bond ETF	-

BulletShares 2026 Municipal Bond ETF	-

BulletShares 2027 Municipal Bond ETF	-

BulletShares 2028 Municipal Bond ETF	-

BulletShares 2029 Municipal Bond ETF	-

BulletShares 2030 Municipal Bond ETF*	-

BulletShares 2021 USD Emerging Markets Debt ETF	137

BulletShares 2022 USD Emerging Markets Debt ETF	67

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BulletShares 2023 USD Emerging Markets Debt ETF	$99

BulletShares 2024 USD Emerging Markets Debt ETF	57

*	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each Underlying Index by the Licensor. “BulletShares®” and the name of each Underlying Index are trademarks of the Licensor and have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

BulletShares 2021 Corporate Bond ETF	$4,516,628	$-	$-

BulletShares 2022 Corporate Bond ETF	6,400,211	2,865,502	19,552

BulletShares 2023 Corporate Bond ETF	7,813,222	5,935,268	188,165

BulletShares 2024 Corporate Bond ETF	1,937,227	3,640,505	40,279

BulletShares 2025 Corporate Bond ETF	5,132,123	3,787,161	18,510

BulletShares 2026 Corporate Bond ETF	2,468,314	1,031,864	62,640

BulletShares 2027 Corporate Bond ETF	-	3,475,759	69,189

BulletShares 2028 Corporate Bond ETF	208,295	-	-

BulletShares 2030 Corporate Bond ETF**	302,397	196,396	1,200

BulletShares 2021 High Yield Corporate Bond ETF	28,260,109	4,633,851	(11,689)

BulletShares 2022 High Yield Corporate Bond ETF	54,723,446	10,636,858	(2,154)

BulletShares 2023 High Yield Corporate Bond ETF	16,771,049	12,229,718	149,412

BulletShares 2024 High Yield Corporate Bond ETF	2,704,438	8,122,017	158,049

BulletShares 2025 High Yield Corporate Bond ETF	1,386,351	47,118,111	1,053,567

BulletShares 2026 High Yield Corporate Bond ETF	-	8,236,652	239,955

BulletShares 2027 High Yield Corporate Bond ETF	1,429,160	5,472,939	113,605

BulletShares 2028 High Yield Corporate Bond ETF**	495,804	2,908,236	98,413

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.
**	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –  Prices are determined using quoted prices in an active market for identical assets.

Level 2 –  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021, for each Fund (except for BulletShares 2021 Municipal Bond ETF, BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF and BulletShares 2030 Municipal Bond ETF ). As of August 31, 2021, all of the securities in BulletShares 2021 Municipal Bond ETF, BulletShares 2022 Municipal Bond ETF, BulletShares 2023 Municipal Bond ETF, BulletShares 2024 Municipal Bond ETF, BulletShares 2025 Municipal Bond ETF, BulletShares 2026 Municipal Bond ETF, BulletShares 2027 Municipal Bond ETF, BulletShares 2028 Municipal Bond ETF, BulletShares 2029 Municipal Bond ETF and BulletShares 2030 Municipal Bond ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BulletShares 2021 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$867,772,827	$-	$867,772,827

U.S. Treasury Securities	-	723,947,621	-	723,947,621

Money Market Funds	16,217,060	-	-	16,217,060

Total Investments	$16,217,060	$1,591,720,448	$-	$1,607,937,508

BulletShares 2022 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$2,358,908,299	$-	$2,358,908,299

Money Market Funds	16,446,920	67,249,338	-	83,696,258

Total Investments	$16,446,920	$2,426,157,637	$-	$2,442,604,557

BulletShares 2023 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$2,088,546,471	$-	$2,088,546,471

Money Market Funds	1,935,360	66,609,825	-	68,545,185

Total Investments	$1,935,360	$2,155,156,296	$-	$2,157,091,656

BulletShares 2024 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,611,082,150	$-	$1,611,082,150

Money Market Funds	6,928,004	67,234,574	-	74,162,578

Total Investments	$6,928,004	$1,678,316,724	$-	$1,685,244,728

BulletShares 2025 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,047,307,753	$-	$1,047,307,753

Money Market Funds	960,043	66,617,453	-	67,577,496

Total Investments	$960,043	$1,113,925,206	$-	$1,114,885,249

BulletShares 2026 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$574,133,581	$-	$574,133,581

Money Market Funds	308,700	63,411,631	-	63,720,331

Total Investments	$308,700	$637,545,212	$-	$637,853,912

BulletShares 2027 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$350,005,959	$-	$350,005,959

Money Market Funds	431,975	43,784,732	-	44,216,707

Total Investments	$431,975	$393,790,691	$-	$394,222,666

335

	Level 1	Level 2	Level 3	Total

BulletShares 2028 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$223,102,144	$-	$223,102,144

Money Market Funds	656,302	19,277,961	-	19,934,263

Total Investments	$656,302	$242,380,105	$-	$243,036,407

BulletShares 2029 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$110,311,570	$-	$110,311,570

Money Market Funds	274,065	5,885,107	-	6,159,172

Total Investments	$274,065	$116,196,677	$-	$116,470,742

BulletShares 2030 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$26,504,080	$-	$26,504,080

Money Market Funds	7,342	3,118,794	-	3,126,136

Total Investments	$7,342	$29,622,874	$-	$29,630,216

BulletShares 2021 High Yield Corporate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$423,330,540	$-	$423,330,540

U.S. Dollar Denominated Bonds & Notes	-	111,649,586	-	111,649,586

Money Market Funds	10,747,666	-	-	10,747,666

Total Investments	$10,747,666	$534,980,126	$-	$545,727,792

BulletShares 2022 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$859,796,057	$-	$859,796,057

Money Market Funds	38,334,118	93,667,785	-	132,001,903

Total Investments	$38,334,118	$953,463,842	$-	$991,797,960

BulletShares 2023 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$666,892,765	$-	$666,892,765

Money Market Funds	1,252,545	122,735,083	-	123,987,628

Total Investments	$1,252,545	$789,627,848	$-	$790,880,393

BulletShares 2024 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$350,984,952	$-	$350,984,952

Money Market Funds	7,592,648	80,581,221	-	88,173,869

Total Investments	$7,592,648	$431,566,173	$-	$439,158,821

BulletShares 2025 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$279,282,486	$-	$279,282,486

Money Market Funds	9,295,397	65,903,943	-	75,199,340

Total Investments	$9,295,397	$345,186,429	$-	$354,481,826

BulletShares 2026 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$111,253,052	$-	$111,253,052

Variable Rate Senior Loan Interests	-	-	52,952	52,952

Money Market Funds	2,830,545	28,710,043	-	31,540,588

Total Investments	$2,830,545	$139,963,095	$52,952	$142,846,592

BulletShares 2027 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$42,676,985	$-	$42,676,985

Money Market Funds	228,494	11,035,623	-	11,264,117

Total Investments	$228,494	$53,712,608	$-	$53,941,102

336

	Level 1	Level 2	Level 3	Total

BulletShares 2028 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$15,084,477	$-	$15,084,477

Money Market Funds	58,424	1,911,846	-	1,970,270

Total Investments	$58,424	$16,996,323	$-	$17,054,747

BulletShares 2021 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Treasury Securities	$-	$7,699,422	$-	$7,699,422

U.S. Dollar Denominated Bonds & Notes	-	2,219,496	-	2,219,496

Money Market Funds	37,864	-	-	37,864

Total Investments	$37,864	$9,918,918	$-	$9,956,782

BulletShares 2022 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$37,989,138	$-	$37,989,138

Money Market Funds	701,175	400	-	701,575

Total Investments	$701,175	$37,989,538	$-	$38,690,713

BulletShares 2023 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$31,014,370	$-	$31,014,370

Money Market Funds	43,213	1,158,279	-	1,201,492

Total Investments	$43,213	$32,172,649	$-	$32,215,862

BulletShares 2024 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$23,303,512	$-	$23,303,512

Money Market Funds	294,311	571,440	-	865,751

Total Investments	$294,311	$23,874,952	$-	$24,169,263

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021			2020
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term	Return of
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains	Capital

BulletShares 2021 Corporate Bond ETF	$25,932,204	$-	$3,377,835	$44,713,442	$-	$496,938	$-

BulletShares 2022 Corporate Bond ETF	40,608,701	-	5,660,298	43,554,971	-	547,200	-

BulletShares 2023 Corporate Bond ETF	29,870,427	-	214,830	28,952,201	-	-	-

BulletShares 2024 Corporate Bond ETF	26,533,077	-	131,468	22,970,429	-	-	-

BulletShares 2025 Corporate Bond ETF	16,430,389	-	-	12,735,015	-	-	-

BulletShares 2026 Corporate Bond ETF	8,335,193	-	11,699	5,742,051	-	31,274	-

BulletShares 2027 Corporate Bond ETF	6,317,457	-	-	4,052,856	-	9,281	-

BulletShares 2028 Corporate Bond ETF	4,421,688	-	1,431	2,657,051	-	-	-

BulletShares 2029 Corporate Bond ETF	1,573,383	-	-	372,494	-	-	-

BulletShares 2030 Corporate Bond ETF**	321,891	-	-	-	-	-	-

BulletShares 2021 High Yield Corporate Bond ETF	21,175,640	-	-	43,521,860	-	-	-

BulletShares 2022 High Yield Corporate Bond ETF	28,853,162	-	-	29,866,686	-	-	-

BulletShares 2023 High Yield Corporate Bond ETF	20,999,182	-	-	16,901,342	-	-	-

BulletShares 2024 High Yield Corporate Bond ETF	10,965,021	-	-	6,970,883	-	-	-

337

	2021			2020
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term	Return of
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains	Capital

BulletShares 2025 High Yield Corporate Bond ETF	$9,582,533	$-	$-	$5,677,725	$-	$-	$-

BulletShares 2026 High Yield Corporate Bond ETF	3,368,135	-	-	2,599,729	-	15,169	-

BulletShares 2027 High Yield Corporate Bond ETF	1,108,627	-	-	634,455	-	-	-

BulletShares 2028 High Yield Corporate Bond ETF**	401,200	-	-	-	-	-	-

BulletShares 2021 Municipal Bond ETF	1,316	137,718	-	2,040	116,463	-	-

BulletShares 2022 Municipal Bond ETF	-	182,862	118	-	123,778	-	-

BulletShares 2023 Municipal Bond ETF	-	145,216	-	-	107,428	-	-

BulletShares 2024 Municipal Bond ETF	-	167,869	-	1,128	122,747	-	-

BulletShares 2025 Municipal Bond ETF	649	212,500	-	-	131,372	-	-

BulletShares 2026 Municipal Bond ETF	50	246,028	-	944	163,178	-	-

BulletShares 2027 Municipal Bond ETF	-	177,044	-	8	85,710	-	8,108

BulletShares 2028 Municipal Bond ETF	-	145,891	-	-	84,808	-	-

BulletShares 2029 Municipal Bond ETF	-	130,877	-	-	88,142	-	-

BulletShares 2030 Municipal Bond ETF**	-	84,091	-	-	-	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	240,645	-	-	383,358	-	-	5,139

BulletShares 2022 USD Emerging Markets Debt ETF	579,190	-	-	436,417	-	-	-

BulletShares 2023 USD Emerging Markets Debt ETF	544,840	-	-	453,757	-	-	-

BulletShares 2024 USD Emerging Markets Debt ETF	576,659	-	-	543,136	-	-	-

*	Includes short-term capital gain distributions, if any.
**	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BulletShares 2021 Corporate Bond ETF	$268,898	$1,663,734	$-	$777,014	$-	$1,614,275,747	$1,616,985,393

BulletShares 2022 Corporate Bond ETF	2,152,291	3,719,732	-	22,605,876	-	2,364,239,732	2,392,717,631

BulletShares 2023 Corporate Bond ETF	25,515	4,771,987	-	38,131,309	-	2,062,301,534	2,105,230,345

BulletShares 2024 Corporate Bond ETF	-	2,312,570	-	47,064,499	-	1,582,660,749	1,632,037,818

BulletShares 2025 Corporate Bond ETF	259,055	1,372,404	-	28,227,441	-	1,027,005,824	1,056,864,724

BulletShares 2026 Corporate Bond ETF	-	34,029	-	17,036,295	-	561,814,793	578,885,117

BulletShares 2027 Corporate Bond ETF	-	-	-	12,798,460	(21,129)	340,520,628	353,297,959

BulletShares 2028 Corporate Bond ETF	-	32,112	-	3,778,892	-	222,114,293	225,925,297

BulletShares 2029 Corporate Bond ETF	14,335	10,988	-	790,195	-	111,393,502	112,209,020

BulletShares 2030 Corporate Bond ETF	195	-	-	(139,348)	(7,613)	26,838,092	26,691,326

BulletShares 2021 High Yield Corporate Bond ETF	-	-	-	387,077	(75,364,330)	622,575,652	547,598,399

BulletShares 2022 High Yield Corporate Bond ETF	-	-	-	7,234,932	(42,819,680)	946,872,698	911,287,950

BulletShares 2023 High Yield Corporate Bond ETF	3,398	-	-	8,849,216	(20,538,462)	689,454,160	677,768,312

BulletShares 2024 High Yield Corporate Bond ETF	19,544	-	-	5,323,640	(4,728,444)	363,239,802	363,854,542

338

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BulletShares 2025 High Yield Corporate Bond ETF	$6,741	$-	$-	$5,211,916	$(2,583,633)	$290,260,131	$292,895,155

BulletShares 2026 High Yield Corporate Bond ETF	7,251	-	-	1,323,964	(1,924,075)	116,360,663	115,767,803

BulletShares 2027 High Yield Corporate Bond ETF	157,441	21,609	-	304,468	-	43,024,982	43,508,500

BulletShares 2028 High Yield Corporate Bond ETF	79,021	-	-	146,195	-	15,121,891	15,347,107

BulletShares 2021 Municipal Bond ETF	-	-	-	15,513	-	40,343,544	40,359,057

BulletShares 2022 Municipal Bond ETF	-	1,370	-	147,568	-	53,129,136	53,278,074

BulletShares 2023 Municipal Bond ETF	-	-	5	259,716	-	35,600,368	35,860,089

BulletShares 2024 Municipal Bond ETF	-	-	171	374,785	-	35,731,222	36,106,178

BulletShares 2025 Municipal Bond ETF	-	-	-	484,935	-	38,547,081	39,032,016

BulletShares 2026 Municipal Bond ETF	-	-	-	568,955	-	22,822,249	23,391,204

BulletShares 2027 Municipal Bond ETF	-	-	185	323,742	-	17,815,586	18,139,513

BulletShares 2028 Municipal Bond ETF	18,860	3,433	85	362,249	-	18,034,693	18,419,320

BulletShares 2029 Municipal Bond ETF	-	-	604	254,956	-	15,455,454	15,711,014

BulletShares 2030 Municipal Bond ETF	-	-	1,056	132,715	-	7,550,499	7,684,270

BulletShares 2021 USD Emerging Markets Debt ETF	1,178	-	-	11,902	(7,640)	9,978,531	9,983,971

BulletShares 2022 USD Emerging Markets Debt ETF	-	-	-	252,752	(146,659)	38,431,391	38,537,484

BulletShares 2023 USD Emerging Markets Debt ETF	2,005	-	-	517,392	(78,596)	30,984,093	31,424,894

BulletShares 2024 USD Emerging Markets Debt ETF	-	-	-	853,070	(617,380)	23,407,834	23,643,524

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*

BulletShares 2021 Corporate Bond ETF	$-	$-	$-

BulletShares 2022 Corporate Bond ETF	-	-	-

BulletShares 2023 Corporate Bond ETF	-	-	-

BulletShares 2024 Corporate Bond ETF	-	-	-

BulletShares 2025 Corporate Bond ETF	-	-	-

BulletShares 2026 Corporate Bond ETF	-	-	-

BulletShares 2027 Corporate Bond ETF	21,129	-	21,129

BulletShares 2028 Corporate Bond ETF	-	-	-

BulletShares 2029 Corporate Bond ETF	-	-	-

BulletShares 2030 Corporate Bond ETF	7,613	-	7,613

BulletShares 2021 High Yield Corporate Bond ETF	29,912,825	45,451,505	75,364,330

BulletShares 2022 High Yield Corporate Bond ETF	22,000,041	20,819,639	42,819,680

BulletShares 2023 High Yield Corporate Bond ETF	11,933,268	8,605,194	20,538,462

BulletShares 2024 High Yield Corporate Bond ETF	3,112,307	1,616,137	4,728,444

BulletShares 2025 High Yield Corporate Bond ETF	1,770,446	813,187	2,583,633

BulletShares 2026 High Yield Corporate Bond ETF	1,663,345	260,730	1,924,075

BulletShares 2027 High Yield Corporate Bond ETF	-	-	-

BulletShares 2028 High Yield Corporate Bond ETF	-	-	-

339

No expiration
	Short-Term	Long-Term	Total*

BulletShares 2021 Municipal Bond ETF	$-	$-	$-

BulletShares 2022 Municipal Bond ETF	-	-	-

BulletShares 2023 Municipal Bond ETF	-	-	-

BulletShares 2024 Municipal Bond ETF	-	-	-

BulletShares 2025 Municipal Bond ETF	-	-	-

BulletShares 2026 Municipal Bond ETF	-	-	-

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	-	-	-

BulletShares 2029 Municipal Bond ETF	-	-	-

BulletShares 2030 Municipal Bond ETF	-	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	-	7,640	7,640

BulletShares 2022 USD Emerging Markets Debt ETF	146,659	-	146,659

BulletShares 2023 USD Emerging Markets Debt ETF	29,532	49,064	78,596

BulletShares 2024 USD Emerging Markets Debt ETF	478,714	138,666	617,380

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

BulletShares 2021 Corporate Bond ETF	$128,487,622	$1,325,285,141

BulletShares 2022 Corporate Bond ETF	339,750,651	347,036,186

BulletShares 2023 Corporate Bond ETF	223,266,974	203,003,134

BulletShares 2024 Corporate Bond ETF	104,861,760	89,582,422

BulletShares 2025 Corporate Bond ETF	75,199,523	66,184,630

BulletShares 2026 Corporate Bond ETF	13,193,741	10,252,718

BulletShares 2027 Corporate Bond ETF	9,322,933	7,131,555

BulletShares 2028 Corporate Bond ETF	5,518,226	3,719,203

BulletShares 2029 Corporate Bond ETF	1,033,429	181,234

BulletShares 2030 Corporate Bond ETF*	6,740,534	613,703

BulletShares 2021 High Yield Corporate Bond ETF	170,544,961	550,667,135

BulletShares 2022 High Yield Corporate Bond ETF	321,202,365	315,919,132

BulletShares 2023 High Yield Corporate Bond ETF	211,594,925	200,551,538

BulletShares 2024 High Yield Corporate Bond ETF	129,742,943	131,996,421

BulletShares 2025 High Yield Corporate Bond ETF	115,810,044	120,052,906

BulletShares 2026 High Yield Corporate Bond ETF	27,968,337	29,746,779

BulletShares 2027 High Yield Corporate Bond ETF	8,612,606	8,508,554

BulletShares 2028 High Yield Corporate Bond ETF*	8,349,874	3,360,600

BulletShares 2021 Municipal Bond ETF	27,635,036	15,410,000

BulletShares 2022 Municipal Bond ETF	24,955,028	256,703

BulletShares 2023 Municipal Bond ETF	20,906,331	-

BulletShares 2024 Municipal Bond ETF	23,766,218	-

BulletShares 2025 Municipal Bond ETF	28,919,348	-

BulletShares 2026 Municipal Bond ETF	10,644,634	-

BulletShares 2027 Municipal Bond ETF	3,040,839	-

BulletShares 2028 Municipal Bond ETF	13,051,664	377,014

BulletShares 2029 Municipal Bond ETF	10,628,892	-

BulletShares 2030 Municipal Bond ETF*	7,539,179	-

BulletShares 2021 USD Emerging Markets Debt ETF	998,733	8,987,690

BulletShares 2022 USD Emerging Markets Debt ETF	5,785,148	6,288,562

340

	Purchases	Sales

BulletShares 2023 USD Emerging Markets Debt ETF	$6,123,258	$4,125,111

BulletShares 2024 USD Emerging Markets Debt ETF	4,228,871	4,078,329

*	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

BulletShares 2021 Corporate Bond ETF	$15,010,363	$138,736,568

BulletShares 2022 Corporate Bond ETF	378,237,484	38,243,483

BulletShares 2023 Corporate Bond ETF	773,179,450	-

BulletShares 2024 Corporate Bond ETF	556,385,771	6,204,860

BulletShares 2025 Corporate Bond ETF	440,763,235	13,268,728

BulletShares 2026 Corporate Bond ETF	287,180,200	-

BulletShares 2027 Corporate Bond ETF	128,100,176	6,492,331

BulletShares 2028 Corporate Bond ETF	177,721,651	82,710,539

BulletShares 2029 Corporate Bond ETF	91,968,283	6,234,508

BulletShares 2030 Corporate Bond ETF*	23,471,681	2,834,316

BulletShares 2021 High Yield Corporate Bond ETF	43,364,597	417,347,914

BulletShares 2022 High Yield Corporate Bond ETF	350,464,706	142,576,478

BulletShares 2023 High Yield Corporate Bond ETF	351,648,035	76,576,565

BulletShares 2024 High Yield Corporate Bond ETF	213,005,006	34,362,009

BulletShares 2025 High Yield Corporate Bond ETF	165,110,806	12,031,716

BulletShares 2026 High Yield Corporate Bond ETF	78,194,167	39,732,867

BulletShares 2027 High Yield Corporate Bond ETF	42,397,687	19,820,597

BulletShares 2028 High Yield Corporate Bond ETF*	9,932,006	-

BulletShares 2021 Municipal Bond ETF	-	-

BulletShares 2022 Municipal Bond ETF	-	-

BulletShares 2023 Municipal Bond ETF	-	-

BulletShares 2024 Municipal Bond ETF	-	-

BulletShares 2025 Municipal Bond ETF	-	-

BulletShares 2026 Municipal Bond ETF	-	-

BulletShares 2027 Municipal Bond ETF	-	-

BulletShares 2028 Municipal Bond ETF	-	-

BulletShares 2029 Municipal Bond ETF	-	-

BulletShares 2030 Municipal Bond ETF*	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	22,947,590	-

BulletShares 2023 USD Emerging Markets Debt ETF	19,033,744	-

BulletShares 2024 USD Emerging Markets Debt ETF	7,816,127	-

*	For the period September 14, 2020 (commencement of investment operations) through August 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

BulletShares 2021 Corporate Bond ETF	$795,324	$(18,310)	$777,014	$1,607,160,494

BulletShares 2022 Corporate Bond ETF	24,383,234	(1,777,358)	22,605,876	2,419,998,681

BulletShares 2023 Corporate Bond ETF	38,220,289	(88,980)	38,131,309	2,118,960,347

BulletShares 2024 Corporate Bond ETF	47,327,434	(262,935)	47,064,499	1,638,180,229

BulletShares 2025 Corporate Bond ETF	29,387,852	(1,160,411)	28,227,441	1,086,657,808

341

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

BulletShares 2026 Corporate Bond ETF	$17,330,822	$(294,527)	$17,036,295	$620,817,617

BulletShares 2027 Corporate Bond ETF	13,118,431	(319,971)	12,798,460	381,424,206

BulletShares 2028 Corporate Bond ETF	4,064,710	(285,818)	3,778,892	239,257,515

BulletShares 2029 Corporate Bond ETF	935,497	(145,302)	790,195	115,680,547

BulletShares 2030 Corporate Bond ETF	117,684	(257,032)	(139,348)	29,769,564

BulletShares 2021 High Yield Corporate Bond ETF	387,893	(816)	387,077	545,340,715

BulletShares 2022 High Yield Corporate Bond ETF	8,337,318	(1,102,386)	7,234,932	984,563,028

BulletShares 2023 High Yield Corporate Bond ETF	10,452,208	(1,602,992)	8,849,216	782,031,177

BulletShares 2024 High Yield Corporate Bond ETF	6,304,098	(980,458)	5,323,640	433,835,181

BulletShares 2025 High Yield Corporate Bond ETF	5,630,041	(418,125)	5,211,916	349,269,910

BulletShares 2026 High Yield Corporate Bond ETF	1,742,963	(418,999)	1,323,964	141,522,628

BulletShares 2027 High Yield Corporate Bond ETF	557,253	(252,785)	304,468	53,636,634

BulletShares 2028 High Yield Corporate Bond ETF	219,321	(73,126)	146,195	16,908,552

BulletShares 2021 Municipal Bond ETF	15,660	(147)	15,513	38,417,970

BulletShares 2022 Municipal Bond ETF	154,258	(6,690)	147,568	52,416,946

BulletShares 2023 Municipal Bond ETF	261,026	(1,310)	259,716	34,859,968

BulletShares 2024 Municipal Bond ETF	382,169	(7,384)	374,785	35,272,692

BulletShares 2025 Municipal Bond ETF	510,448	(25,513)	484,935	38,034,188

BulletShares 2026 Municipal Bond ETF	587,280	(18,325)	568,955	22,493,317

BulletShares 2027 Municipal Bond ETF	370,574	(46,832)	323,742	17,600,092

BulletShares 2028 Municipal Bond ETF	379,296	(17,047)	362,249	17,469,841

BulletShares 2029 Municipal Bond ETF	283,468	(28,512)	254,956	15,269,179

BulletShares 2030 Municipal Bond ETF	135,029	(2,314)	132,715	7,443,132

BulletShares 2021 USD Emerging Markets Debt ETF	11,957	(55)	11,902	9,944,880

BulletShares 2022 USD Emerging Markets Debt ETF	292,080	(39,328)	252,752	38,437,961

BulletShares 2023 USD Emerging Markets Debt ETF	543,021	(25,629)	517,392	31,698,470

BulletShares 2024 USD Emerging Markets Debt ETF	861,590	(8,520)	853,070	23,316,193

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, paydowns, distributions, taxable overdistributions, foreign taxes and hybrid securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

BulletShares 2021 Corporate Bond ETF	$22,553	$(1,643,767)	$1,621,214

BulletShares 2022 Corporate Bond ETF	340,594	(1,553,504)	1,212,910

BulletShares 2023 Corporate Bond ETF	-	1	(1)

BulletShares 2024 Corporate Bond ETF	131,468	(629,284)	497,816

BulletShares 2025 Corporate Bond ETF	15,302	(988,949)	973,647

BulletShares 2026 Corporate Bond ETF	11,699	(11,699)	-

BulletShares 2027 Corporate Bond ETF	9,910	(784,817)	774,907

BulletShares 2028 Corporate Bond ETF	5,239	(5,256,944)	5,251,705

BulletShares 2029 Corporate Bond ETF	288	(233,207)	232,919

BulletShares 2030 Corporate Bond ETF	142	24,676	(24,818)

BulletShares 2021 High Yield Corporate Bond ETF	78,374	(3,470,860)	3,392,486

BulletShares 2022 High Yield Corporate Bond ETF	45,263	(2,265,992)	2,220,729

BulletShares 2023 High Yield Corporate Bond ETF	-	(3,364,813)	3,364,813

BulletShares 2024 High Yield Corporate Bond ETF	-	(1,260,581)	1,260,581

BulletShares 2025 High Yield Corporate Bond ETF	-	(624,199)	624,199

BulletShares 2026 High Yield Corporate Bond ETF	3,707	(1,321,266)	1,317,559

342

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

BulletShares 2027 High Yield Corporate Bond ETF	$-	$(642,828)	$642,828

BulletShares 2028 High Yield Corporate Bond ETF	1,287	-	(1,287)

BulletShares 2021 Municipal Bond ETF	1,316	-	(1,316)

BulletShares 2022 Municipal Bond ETF	176	(1,008)	832

BulletShares 2023 Municipal Bond ETF	-	(1,102)	1,102

BulletShares 2024 Municipal Bond ETF	-	-	-

BulletShares 2025 Municipal Bond ETF	649	(178)	(471)

BulletShares 2026 Municipal Bond ETF	50	-	(50)

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	135	-	(135)

BulletShares 2029 Municipal Bond ETF	-	-	-

BulletShares 2030 Municipal Bond ETF	-	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	-	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	1,042	(583)	(459)

BulletShares 2023 USD Emerging Markets Debt ETF	-	-	-

BulletShares 2024 USD Emerging Markets Debt ETF	1,355	(1,180)	(175)

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by the Funds only in Creation Units consisting of a specified number of Shares as set forth in the each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

343

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of each of the thirty-two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirty-two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco BulletShares 2021 Corporate Bond ETF (1)	Guggenheim BulletShares 2021 Corporate Bond ETF

Invesco BulletShares 2022 Corporate Bond ETF (1)	Guggenheim BulletShares 2022 Corporate Bond ETF

Invesco BulletShares 2023 Corporate Bond ETF (1)	Guggenheim BulletShares 2023 Corporate Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF (1)	Guggenheim BulletShares 2024 Corporate Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF (1)	Guggenheim BulletShares 2025 Corporate Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF (1)	Guggenheim BulletShares 2026 Corporate Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF (2)	-

Invesco BulletShares 2028 Corporate Bond ETF (3)	-

Invesco BulletShares 2029 Corporate Bond ETF (4)	-

Invesco BulletShares 2030 Corporate Bond ETF (7)	-

Invesco BulletShares 2021 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF (2)	-

Invesco BulletShares 2026 High Yield Corporate Bond ETF (3)	-

Invesco BulletShares 2027 High Yield Corporate Bond ETF (4)	-

Invesco BulletShares 2028 High Yield Corporate Bond ETF (7)	-

Invesco BulletShares 2021 Municipal Bond ETF (5)	-

Invesco BulletShares 2022 Municipal Bond ETF (5)	-

Invesco BulletShares 2023 Municipal Bond ETF (5)	-

Invesco BulletShares 2024 Municipal Bond ETF (5)	-

Invesco BulletShares 2025 Municipal Bond ETF (5)	-

Invesco BulletShares 2026 Municipal Bond ETF (5)	-

Invesco BulletShares 2027 Municipal Bond ETF (5)	-

Invesco BulletShares 2028 Municipal Bond ETF (5)	-

Invesco BulletShares 2029 Municipal Bond ETF (5)	-

Invesco BulletShares 2030 Municipal Bond ETF (7)	-

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (6)	-

344

Report of Independent Registered Public Accounting Firm–(continued)

(1)  Statement of operations for the year ended August 31, 2021, statement of changes in net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021, for the three months ended August 31, 2018 and for the year ended May 31, 2018

(2)  Statement of operations for the year ended August 31, 2021, statement of changes in net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021, for the three months ended August 31, 2018 and for the period September 27, 2017 (commencement of investment operations) through May 31, 2018

(3)  Statement of operations for the year ended August 31, 2021, statement of changes in net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period August 7, 2018 (commencement of investment operations) through August 31, 2018

(4)  Statement of operations for the year ended August 31, 2021, statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period September 10, 2019 (commencement of investment operations) through August 31, 2020

(5)  Statement of operations for the year ended August 31, 2021, statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period September 23, 2019 (commencement of investment operations) through August 31, 2020

(6)  Statement of operations for the year ended August 31, 2021,statement of changes in net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period October 2, 2018 (commencement of investment operations) through August 31, 2019

(7)  Statements of operations and changes in net assets and the financial highlights for the period September 14, 2020 (commencement of investment operations) through August 31, 2021

The financial statements and financial highlights of the Predecessor Funds listed in the table above as of and for the year or period ended May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

345

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

346

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

In addition to the fees and expenses which the Invesco BulletShares 2022 High Yield Corporate Bond ETF and Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly are included in the Portfolios’ total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

Actual	$1,000.00	$1,001.40	0.10%	$0.50

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Actual	1,000.00	1,003.00	0.10	0.50
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

347

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Actual	$1,000.00	$1,003.20	0.10%	$0.50
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Actual	1,000.00	1,005.80	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
Actual	1,000.00	1,011.40	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Actual	1,000.00	1,013.20	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
Actual	1,000.00	1,015.50	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
Actual	1,000.00	1,021.20	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)
Actual	1,000.00	1,024.90	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2030 Corporate Bond ETF (BSCU)
Actual	1,000.00	1,025.90	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
Actual	1,000.00	1,006.40	0.42	2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
Actual	1,000.00	1,020.60	0.42	2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Actual	1,000.00	1,023.90	0.42	2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Actual	1,000.00	1,030.00	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Actual	1,000.00	1,029.10	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
Actual	1,000.00	1,030.50	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)
Actual	1,000.00	1,028.20	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

348

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)
Actual	$1,000.00	$1,029.60	0.44%	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44	2.24
Invesco BulletShares 2021 Municipal Bond ETF (BSML)
Actual	1,000.00	1,000.30	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2022 Municipal Bond ETF (BSMM)
Actual	1,000.00	1,002.60	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2023 Municipal Bond ETF (BSMN)
Actual	1,000.00	1,005.90	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)
Actual	1,000.00	1,010.60	0.18	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2025 Municipal Bond ETF (BSMP)
Actual	1,000.00	1,017.10	0.18	0.92
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)
Actual	1,000.00	1,024.00	0.18	0.92
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2027 Municipal Bond ETF (BSMR)
Actual	1,000.00	1,028.10	0.18	0.92
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2028 Municipal Bond ETF (BSMS)
Actual	1,000.00	1,034.90	0.18	0.92
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2029 Municipal Bond ETF (BSMT)
Actual	1,000.00	1,035.30	0.18	0.92
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2030 Municipal Bond ETF (BSMU)
Actual	1,000.00	1,040.40	0.18	0.93
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18	0.92
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)
Actual	1,000.00	997.90	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
Actual	1,000.00	1,004.90	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
Actual	1,000.00	1,010.20	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

349

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
Actual	$1,000.00	$1,015.10	0.29%	$1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

350

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2021 Corporate Bond ETF	0%	0%	0%	0%	96%	73%	0%	$3,377,835	$1,034,528

Invesco BulletShares 2022 Corporate Bond ETF	0%	3%	0%	0%	91%	81%	0%	$5,660,298	$1,109,214

Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	0%	0%	100%	83%	0%	$214,830	$-

Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	0%	0%	100%	83%	0%	$131,468	$-

Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	0%	0%	98%	89%	0%	$-	$15,304

Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	0%	0%	100%	85%	0%	$11,699	$-

Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	0%	0%	99%	90%	0%	$-	$-

Invesco BulletShares 2028 Corporate Bond ETF	0%	0%	0%	0%	100%	85%	0%	$1,431	$-

351

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2029 Corporate Bond ETF	0%	0%	0%	0%	99%	89%	0%	$-	$288

Invesco BulletShares 2030 Corporate Bond ETF	0%	0%	0%	0%	100%	88%	0%	$-	$-

Invesco BulletShares 2021 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	78%	0%	$-	$-

Invesco BulletShares 2022 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	84%	0%	$-	$-

Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	87%	0%	$-	$-

Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	82%	0%	$-	$-

Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	86%	0%	$-	$-

352

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2026 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	90%	0%	$-	$3,707

Invesco BulletShares 2027 High Yield Corporate Bond ETF	0%	0%	0%	0%	89%	88%	0%	-	$-

Invesco BulletShares 2028 High Yield Corporate Bond ETF	0%	0%	0%	0%	87%	91%	0%	-	$-

Invesco BulletShares 2021 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	-	$-

Invesco BulletShares 2022 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	118	$-

Invesco BulletShares 2023 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2024 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2025 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

353

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2026 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

Invesco BulletShares 2027 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2028 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2029 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2030 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	-	$-

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	3%	0%	-	$-

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	4%	0%	-	$-

354

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	0%	0%	0%	0%	99%	1%	0%	$-	$-

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	7%	0%	-	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

355

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007)and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

356

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

357

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

358

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010- 2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

359

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015- 2020); Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011- 2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

360

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

361

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

362

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

363

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

364

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

365

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 39 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFI Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFI Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFI Strategic US ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco RAFI Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000 Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000 Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

366

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF and Invesco BulletShares 2029 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFI Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFI Strategic Developed ex-US ETF and Invesco RAFI Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF, Invesco BulletShares 2025 USD Emerging Markets Debt ETF and Invesco Russell 1000 Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFI Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000 Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF and Invesco BulletShares 2027 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2021 Corporate Bond ETF	X	X	X

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

367

Approval of Investment Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2025 USD Emerging Markets Debt ETF	X		X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X	X	X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the indexes, the

368

Approval of Investment Advisory Contracts–(continued)

distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. (The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco 2025 USD Emerging Markets Debt ETF, because the Fund had not yet commenced operations as of December 31, 2020.) The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

369

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2021
DEF	Invesco Defensive Equity ETF

ISDX	Invesco RAFITM Strategic Developed ex-US ETF

ISEM	Invesco RAFITM Strategic Emerging Markets ETF

IUS	Invesco RAFITM Strategic US ETF

IUSS	Invesco RAFITM Strategic US Small Company ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2021, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Despite continued concerns about inflation, the US benefited from the rebound of growth stocks and strong first-quarter earnings growth. European and UK equity markets also performed well, followed by Asia ex-Japan, while the Japanese equity market lagged due to slower progress on their vaccine rollout. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

3

The Market Environment (continued)

Global Equity (continued)

At the end of the fiscal year, global equity markets were positive as economic data was strong across developed markets amid the spread of the Delta variant across the globe. Emerging market equities were impacted by Chinese regulatory changes but managed to rebound by the end of August. Overall, developed market equities and emerging market equities had robust returns for the fiscal year.

4

DEF	Management’s Discussion of Fund Performance
Invesco Defensive Equity ETF (DEF)

As an index fund, the Invesco Defensive Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Defensive Equity Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is comprised of a subset of securities from the S&P 500® Index. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks, the Index, using a rules-based quantitative approach, is designed to measure the performance of approximately 100 equal-weighted securities selected from the S&P 500® Index based on (i) the probability of delivering the required revenue growth to support the current stock price, (ii) beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and (iii) down market volatility (a measurement that represents a security’s volatility during adverse market conditions). For each security in the S&P 500® Index, the probability of delivering the required revenue growth to support the current stock price is calculated. The securities in the top 80% based on their probability scores are eligible for inclusion in the Index. Of those securities, the 75% with the lowest beta are further evaluated and those that rank in the bottom 50% on down market volatility are eligible for inclusion in the Index. Of these securities, the 100 securities with a higher probability of delivering the required revenue growth to support their current stock prices while minimizing any differences in industry exposure relative to the S&P 500® Index are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 23.36%. On a net asset value (“NAV”) basis, the Fund returned 23.61%. During the same time period, the Index returned 24.31%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to daily compounding of fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 31.17%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care, consumer staples and communication services sectors and most underweight in the information technology and financials sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the consumer staples sector and the Fund’s underweight allocation to and security selection in the financials sector. For the fiscal year ended August 31, 2021, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The consumer staples sector was the only sector which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Arista Networks, Inc., an information technology company (portfolio average weight of 0.76%), and Garmin Ltd., a consumer discretionary company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund’s return during the period included Clorox Co. (The), a consumer staples company (portfolio average weight of 0.94%), and Campbell Soup Co., a consumer staples company (portfolio average weight of 0.74%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care	23.90
Industrials	14.66
Consumer Discretionary	11.20
Financials	11.09
Consumer Staples	10.14
Information Technology	10.10
Real Estate	5.09
Utilities	4.94
Communication Services	4.83
Materials	4.04
Money Market Funds Plus Other Assets Less Liabilities	0.01

5

Invesco Defensive Equity ETF (DEF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Danaher Corp.	1.27
PerkinElmer, Inc.	1.23
Agilent Technologies, Inc.	1.18
Thermo Fisher Scientific, Inc.	1.17
Garmin Ltd.	1.16
Charter Communications, Inc., Class A	1.14
Cooper Cos., Inc. (The)	1.14
Quest Diagnostics, Inc.	1.13
Costco Wholesale Corp.	1.13
Ball Corp.	1.12
Total	11.67

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Defensive Equity Index	24.31%	14.13%	48.66%	14.64%	98.02%	13.33%	249.37%	9.97%	304.45%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.34	354.24	10.41	329.18
Fund
NAV Return	23.61	13.49	46.18	13.96	92.17	12.67	229.74	9.27	268.27
Market Price Return	23.36	13.43	45.94	13.99	92.46	12.66	229.28	9.26	267.95

6

Invesco Defensive Equity ETF (DEF) (continued)

Guggenheim Defensive Equity ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Invesco Defensive Equity Index performance is comprised of the performance of the Sabrient Defensive Equity Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through August 31, 2021.

7

ISDX	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

As an index fund, the Invesco RAFITM Strategic Developed ex-US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Developed ex-US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as developed market countries (excluding the U.S.). Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as developed market countries (excluding the U.S.). Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 35.15%. On a net asset value (“NAV”) basis, the Fund returned 34.94%. During the same time period, the Index returned 35.07%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.12%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the financials and health care sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position to and security selection within the consumer discretionary, materials, and energy sectors. For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 2.14%), and Royal Dutch Shell PLC, Class A, an energy company (portfolio average weight of 2.30%). Positions that detracted most significantly from the Fund’s return during the period included Bayer AG, a health care company (portfolio average weight of 0.37%), and Barrick Gold Corp., a materials company (portfolio average weight of 0.24%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	16.38
Consumer Discretionary	13.54
Materials	13.40
Energy	11.18
Consumer Staples	10.89
Health Care	7.73
Information Technology	7.13
Communication Services	6.79
Financials	6.31
Utilities	5.49
Real Estate	0.75
Money Market Funds Plus Other Assets Less Liabilities	0.41

8

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Royal Dutch Shell PLC, Class A	2.54
Samsung Electronics Co. Ltd.	1.82
Toyota Motor Corp.	1.47
BP PLC	1.35
Enbridge, Inc.	1.32
TotalEnergies SE	1.24
Nestle S.A.	1.24
Brookfield Asset Management, Inc., Class A	1.12
Volkswagen AG, Preference Shares	1.09
Roche Holding AG	1.07
Total	14.26

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Strategic Developed ex-US Index (Net)	35.07%	9.97%	32.58%
MSCI EAFE® Index (Net)	26.12	9.84	32.12
Fund
NAV Return	34.94	10.00	32.69
Market Price Return	35.15	10.01	32.70

9

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

ISEM	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

As an index fund, the Invesco RAFITM Strategic Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Emerging Markets Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as emerging market countries.

Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as emerging market countries. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 26.13%. On a net asset value (“NAV”) basis, the Fund returned 26.70%. During the same time period, the Index returned 26.94%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period, all of which was partially offset by the Fund holding cash for distribution during a period of market decline in September 2020.

During this same time period, the MSCI Emerging Markets Index (the “Benchmark Index”) returned 21.12%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,383 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the consumer discretionary and information technology sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position and security selection in the consumer discretionary sector.

For the fiscal year ended August 31, 2021, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and energy sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the communication services sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 3.11%), and PetroChina Co. Ltd., H Shares, an energy company (portfolio average weight of 5.56%). Positions that detracted most significantly from the Fund’s return during the period included Alibaba Group Holding Ltd., a consumer discretionary company (portfolio average weight of 4.89%) and China Life Insurance Co. Ltd., H Shares, a financials company (portfolio average weight of 2.99%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Energy	26.03
Financials	15.22
Information Technology	12.55
Materials	10.24
Consumer Discretionary	7.74
Industrials	7.46
Communication Services	6.41
Consumer Staples	5.55
Utilities	4.09
Real Estate	3.27
Health Care	1.33
Money Market Funds Plus Other Assets Less Liabilities	0.11

11

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
PetroChina Co. Ltd., H Shares	7.40
China Petroleum & Chemical Corp., H Shares	5.05
China Life Insurance Co. Ltd., H Shares	3.24
Ping An Insurance (Group) Co. of China Ltd., H Shares	3.21
Taiwan Semiconductor Manufacturing Co. Ltd.	2.82
Gazprom PJSC	2.63
Petroleo Brasileiro S.A., Preference Shares	2.21
Hon Hai Precision Industry Co. Ltd.	1.91
Alibaba Group Holding Ltd.	1.91
China Shenhua Energy Co. Ltd., H Shares	1.87
Total	32.25

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco Strategic Emerging Markets Index (Net)	26.94%	8.80%	28.43%
MSCI Emerging Markets Index (Net)	21.12	11.81	39.26
Fund
NAV Return	26.70	8.32	26.75
Market Price Return	26.13	8.23	26.44

12

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

IUS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US ETF (IUS)

As an index fund, the Invesco RAFITM Strategic US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities within the top 90% in cumulative Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 39.25%. On a net asset value (“NAV”) basis, the Fund returned 39.47%. During the same time period, the Index returned 39.82%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 32.25%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and industrials sectors and most underweight in the information technology and financials sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the consumer discretionary sector as well as the overweight allocation to and security selection in the energy sector.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.56%), and Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.15%). Positions that detracted most significantly from the Fund’s return during the period included Amgen, Inc., a health care company (portfolio average weight of 0.40%), and Merck & Co., Inc., a health care company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	21.87
Health Care	15.41
Communication Services	12.76
Consumer Discretionary	10.57
Industrials	9.27
Consumer Staples	8.81
Financials	7.93
Energy	6.30
Materials	3.78
Sector Types Each Less Than 3%	3.16
Money Market Funds Plus Other Assets Less Liabilities	0.14

14

Invesco RAFITM Strategic U.S. ETF (IUS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Apple, Inc.	5.61
Alphabet, Inc., Class A	3.62
Microsoft Corp.	3.29
Berkshire Hathaway, Inc., Class B	3.00
AT&T, Inc.	1.97
Amazon.com, Inc.	1.65
Exxon Mobil Corp.	1.62
Facebook, Inc., Class A	1.55
Intel Corp.	1.41
UnitedHealth Group, Inc.	1.30
Total	25.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco Strategic US Index	39.82%	17.88%	62.90%
Russell 1000® Index	32.25	18.80	66.73
Fund
NAV Return	39.47	17.68	62.10
Market Price Return	39.25	17.71	62.22

15

Invesco RAFITM Strategic U.S. ETF (IUS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

16

IUSS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US Small Company ETF (IUSS)

As an index fund, the Invesco RAFITM Strategic US Small Company ETF (“the Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Small Company Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, small-business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked greater than 90% in cumulative Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 68.09%. On a net asset value (“NAV”) basis, the Fund returned 68.57%. During the same time period, the Index returned 68.80%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 47.08%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer discretionary sectors and most underweight in the health care and financials sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the consumer discretionary sector.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included GameStop Corp., Class A, a consumer discretionary company (portfolio average weight of 1.72%), and SM Energy Co., an energy company (portfolio average weight of 0.36%). GameStop’s stock price increased drastically in early 2021 as retail investors leveraged social media to drive coordinated buying within the stock. Positions that detracted most significantly from the Fund’s return during the period included Oasis Petroleum Inc., an energy company (no longer held at fiscal year-end), and Gulfport Energy Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	22.58
Consumer Discretionary	16.26
Information Technology	15.70
Health Care	11.22
Financials	6.96
Materials	6.51
Real Estate	4.98
Energy	4.82
Consumer Staples	4.21
Communication Services	3.39
Utilities	3.33
Money Market Funds Plus Other Assets Less Liabilities	0.04

17

Invesco RAFITM Strategic U.S. Small Company ETF (IUSS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Moderna, Inc.	0.50
Peabody Energy Corp.	0.46
Veritiv Corp.	0.32
MercadoLibre, Inc.	0.31
Amkor Technology, Inc.	0.30
lululemon athletica, inc.	0.29
Credit Acceptance Corp.	0.29
Tempur Sealy International, Inc.	0.29
Catalent, Inc.	0.28
First Solar, Inc.	0.27
Total	3.31

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Invesco Strategic US Small Company Index	68.80%	17.52%	61.43%
Russell 2000® Index	47.08	11.41	37.78
Fund
NAV Return	68.57	17.33	60.67
Market Price Return	68.09	17.32	60.62

18

Invesco RAFITM Strategic U.S. Small Company ETF (IUSS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

20

Invesco Defensive Equity ETF (DEF)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-4.83%
AT&T, Inc.	97,978	$2,686,557
Charter Communications, Inc., Class A(b)	4,214	3,441,405
Comcast Corp., Class A	50,531	3,066,221
T-Mobile US, Inc.(b)	19,166	2,626,125
Verizon Communications, Inc.	49,492	2,722,060

		14,542,368

Consumer Discretionary-11.20%
AutoZone, Inc.(b)	2,060	3,191,249
Dollar General Corp.	13,866	3,090,870
Dollar Tree, Inc.(b)	28,733	2,601,486
Domino’s Pizza, Inc.	6,394	3,304,995
Garmin Ltd.	19,998	3,488,251
Genuine Parts Co.	22,006	2,688,913
Home Depot, Inc. (The)	9,239	3,013,577
McDonald’s Corp.	12,274	2,914,584
O’Reilly Automotive, Inc.(b)	5,367	3,188,427
Tractor Supply Co.	15,701	3,049,919
Yum! Brands, Inc.	24,191	3,169,747

		33,702,018

Consumer Staples-10.14%
Campbell Soup Co.	61,904	2,583,254
Church & Dwight Co., Inc.	33,402	2,794,411
Clorox Co. (The)	16,070	2,700,564
Conagra Brands, Inc.	75,704	2,507,316
Constellation Brands, Inc., Class A	12,026	2,539,170
Costco Wholesale Corp.	7,473	3,403,877
General Mills, Inc.	45,465	2,628,332
JM Smucker Co. (The)	20,773	2,568,997
Kellogg Co.	43,860	2,769,320
Procter & Gamble Co. (The)	21,120	3,007,277
Walmart, Inc.	20,311	3,008,059

		30,510,577

Financials-11.09%
Allstate Corp. (The)	21,229	2,871,859
Arthur J. Gallagher & Co.	19,725	2,832,905
BlackRock, Inc.	3,267	3,081,729
CME Group, Inc., Class A	13,217	2,666,133
Everest Re Group Ltd.	11,047	2,926,350
Intercontinental Exchange, Inc.	25,632	3,063,793
Moody’s Corp.	8,374	3,188,568
Nasdaq, Inc.	16,812	3,291,454
Progressive Corp. (The)	29,974	2,887,695
S&P Global, Inc.	7,388	3,278,942
T. Rowe Price Group, Inc.	14,629	3,274,994

		33,364,422

Health Care-23.90%
Abbott Laboratories	26,057	3,292,823
AbbVie, Inc.	24,982	3,017,326
Agilent Technologies, Inc.	20,288	3,559,935
AmerisourceBergen Corp.	24,220	2,959,926
Amgen, Inc.	11,859	2,674,560
Becton, Dickinson and Co.	11,682	2,940,360
Bristol-Myers Squibb Co.	43,445	2,904,733
Cardinal Health, Inc.	48,213	2,530,700

	Shares	Value
Health Care-(continued)
Cooper Cos., Inc. (The)	7,608	$3,429,002
Danaher Corp.	11,794	3,823,143
DaVita, Inc.(b)	23,568	3,081,987
Gilead Sciences, Inc.	41,140	2,994,169
Humana, Inc.	6,729	2,728,071
IQVIA Holdings, Inc.(b)	11,857	3,079,619
Johnson & Johnson	17,174	2,973,335
McKesson Corp.	14,940	3,049,852
Medtronic PLC	23,077	3,080,318
Merck & Co., Inc.	38,394	2,929,078
PerkinElmer, Inc.	20,079	3,710,599
Quest Diagnostics, Inc.	22,275	3,404,288
Thermo Fisher Scientific, Inc.	6,354	3,526,152
UnitedHealth Group, Inc.	7,077	2,945,943
Zoetis, Inc.	16,078	3,288,916

		71,924,835

Industrials-14.66%
Copart, Inc.(b)	23,206	3,349,090
Cummins, Inc.	11,093	2,617,726
Dover Corp.	18,896	3,294,706
Expeditors International of Washington, Inc.	22,939	2,859,117
Fastenal Co.	53,684	2,998,251
Fortive Corp.	39,749	2,936,259
General Dynamics Corp.	14,720	2,948,563
J.B. Hunt Transport Services, Inc.	17,199	3,051,103
Leidos Holdings, Inc.	26,909	2,640,042
Lockheed Martin Corp.	7,308	2,629,418
Masco Corp.	48,654	2,954,271
Northrop Grumman Corp.	7,604	2,795,991
Stanley Black & Decker, Inc.	13,774	2,662,101
Trane Technologies PLC	15,602	3,096,997
Xylem, Inc.	24,031	3,275,666

		44,109,301

Information Technology-10.10%
Amphenol Corp., Class A	41,710	3,196,237
Arista Networks, Inc.(b)	7,851	2,901,180
Broadridge Financial Solutions, Inc.	17,860	3,075,849
Cisco Systems, Inc.	52,293	3,086,333
Fidelity National Information Services, Inc.	19,579	2,501,609
Fiserv, Inc.(b)	25,585	3,013,657
Motorola Solutions, Inc.	13,582	3,316,996
Oracle Corp.	33,647	2,998,957
Paychex, Inc.	27,430	3,139,912
TE Connectivity Ltd.	20,985	3,152,367

		30,383,097

Materials-4.04%
Air Products and Chemicals, Inc.	9,557	2,575,707
Ball Corp.	35,136	3,371,651
Linde PLC (United Kingdom)	9,792	3,080,465
Sherwin-Williams Co. (The)	10,277	3,120,817

		12,148,640

Real Estate-5.09%
Alexandria Real Estate Equities, Inc.	14,948	3,084,819
Digital Realty Trust, Inc.	17,574	2,880,554
Duke Realty Corp.	57,870	3,038,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Defensive Equity ETF (DEF)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
Mid-America Apartment Communities, Inc.	16,855	$3,242,396
Prologis, Inc.	22,858	3,078,058

		15,324,581

Utilities-4.94%
Evergy, Inc.	44,878	3,071,899
Eversource Energy	34,482	3,128,552
Exelon Corp.	60,933	2,986,936
WEC Energy Group, Inc.	30,651	2,895,906
Xcel Energy, Inc.	40,723	2,799,706

		14,882,999

Total Common Stocks & Other Equity Interests
(Cost $265,904,021)		300,892,838

	Shares	Value
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $242,808)	242,808	$242,808

TOTAL INVESTMENTS IN SECURITIES-100.07% (Cost $266,146,829)		301,135,646
OTHER ASSETS LESS LIABILITIES-(0.07)%		(215,636)

NET ASSETS-100.00%		$300,920,010

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,552,111	$(6,309,303)	$-	$-	$242,808	$62
Invesco Premier U.S. Government Money Portfolio, Institutional Class	116,684	341,857	(458,541)	-	-	-	2

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,654,316	7,105,145	(8,759,461)	-	-	-	127	*
Invesco Private Prime Fund	551,445	12,205,203	(12,756,697)	(23)	72	-	589	*

Total	$2,322,445	$26,204,316	$(28,284,002)	$(23)	$72	$242,808	$780

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

August 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.59%
Australia-5.69%
AGL Energy Ltd.	40,148	$189,257
Ampol Ltd.	8,008	161,299
Aristocrat Leisure Ltd.	2,453	81,876
Aurizon Holdings Ltd.	55,797	154,146
BHP Group Ltd.	69,164	2,305,518
BHP Group PLC	82,383	2,559,545
BlueScope Steel Ltd.	10,755	198,079
Boral Ltd.(a)	15,557	69,356
Brambles Ltd.	23,466	207,688
Coles Group Ltd.	25,669	339,184
Computershare Ltd.	5,492	66,228
Crown Resorts Ltd.(a)(b)	7,129	48,507
CSL Ltd.	1,373	313,019
Downer EDI Ltd.	23,929	113,850
Endeavour Group Ltd.	18,788	100,238
Fortescue Metals Group Ltd.	15,102	231,783
Glencore PLC(a)	418,163	1,884,177
Incitec Pivot Ltd.	51,282	101,195
JB Hi-Fi Ltd.	1,791	59,937
Lendlease Corp. Ltd.(b)	18,232	159,099
Metcash Ltd.(b)	35,477	105,788
Newcrest Mining Ltd.	8,742	158,066
OceanaGold Corp.(a)	35,557	66,407
Orica Ltd.	8,272	79,620
Origin Energy Ltd.	68,936	224,199
Orora Ltd.	26,116	65,086
Qantas Airways Ltd.(a)	38,960	144,932
Ramsay Health Care Ltd.	2,686	135,255
Rio Tinto Ltd.	25,154	2,060,089
Rio Tinto PLC	23,692	1,754,862
Santos Ltd.	32,689	144,539
Sonic Healthcare Ltd.	4,373	138,707
South32 Ltd.	138,355	317,507
Tabcorp Holdings Ltd.	25,423	89,000
Telstra Corp. Ltd.	302,386	848,636
Treasury Wine Estates Ltd.	9,317	86,002
Wesfarmers Ltd.	17,547	768,813
Woolworths Group Ltd.	18,788	573,278

		17,104,767

Austria-0.37%
ams AG(a)	3,552	72,238
ANDRITZ AG	1,333	76,569
Mondi PLC	8,387	231,429
OMV AG	4,377	242,479
UNIQA Insurance Group AG	11,361	105,411
Verbund AG	731	80,035
voestalpine AG(b)	4,682	212,232
Wienerberger AG	1,942	76,201

		1,096,594

Belgium-0.87%
Anheuser-Busch InBev S.A./N.V.	29,312	1,798,925
Etablissements Franz Colruyt N.V.	1,046	58,515
Groupe Bruxelles Lambert S.A	1,258	144,194
Proximus SADP(b)	4,870	95,459
Solvay S.A., Class A	1,553	203,398

	Shares	Value
Belgium-(continued)
UCB S.A.	1,336	$152,788
Umicore S.A.	2,415	158,903

		2,612,182

Brazil-0.06%
Yara International ASA	3,609	181,002

Burkina Faso-0.03%
Endeavour Mining PLC	3,819	93,174

Canada-14.75%
Aecon Group, Inc.	6,328	103,209
Agnico Eagle Mines Ltd.	5,024	288,642
Alamos Gold, Inc., Class A	14,000	110,347
Alimentation Couche-Tard, Inc., Class B	49,720	2,005,876
AltaGas Ltd.	15,981	319,582
ARC Resources Ltd.	21,054	150,118
Atco Ltd., Class I	6,611	222,084
B2Gold Corp.	36,583	141,277
Barrick Gold Corp.	58,316	1,170,335
Baytex Energy Corp.(a)	60,651	104,633
BCE, Inc.	18,761	976,911
BlackBerry Ltd.(a)	10,056	114,435
Boyd Group Services, Inc.	422	82,249
Brookfield Asset Management, Inc., Class A	60,425	3,356,333
BRP, Inc.	2,201	184,124
CAE, Inc.(a)	5,097	146,942
Cameco Corp.	3,885	71,665
Canaccord Genuity Group, Inc.	7,087	84,518
Canadian National Railway Co.	12,784	1,501,322
Canadian Natural Resources Ltd.	56,929	1,880,889
Canadian Pacific Railway Ltd.	10,174	697,965
Canadian Solar, Inc.(a)	2,171	80,262
Canadian Tire Corp. Ltd., Class A	3,042	462,204
Canfor Corp.(a)	3,548	76,034
Capital Power Corp.	5,103	175,222
Cascades, Inc.	9,589	118,985
CCL Industries, Inc., Class B	3,633	207,058
Celestica, Inc.(a)	20,921	198,175
Cenovus Energy, Inc.(b)	69,090	572,447
Centerra Gold, Inc.	21,170	157,981
CGI, Inc., Class A(a)	7,970	711,192
Chartwell Retirement Residences	5,910	60,239
CI Financial Corp.	9,876	191,401
Cogeco Communications, Inc.	1,037	95,202
Cogeco, Inc.	862	62,274
Constellation Software, Inc.	164	277,500
Crescent Point Energy Corp.	49,134	176,138
Dollarama, Inc.	3,823	174,049
Emera, Inc.	9,624	453,611
Empire Co. Ltd., Class A	19,649	634,416
Enbridge, Inc.	100,735	3,957,973
Enerflex Ltd.	9,660	58,633
Enerplus Corp.	16,088	94,976
Fairfax Financial Holdings Ltd.	1,919	848,102
Finning International, Inc.	8,870	230,515
Franco-Nevada Corp.	1,814	264,208
George Weston Ltd.	6,822	734,216
Gibson Energy, Inc.	8,658	155,942
Gildan Activewear, Inc.	4,898	187,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Canada-(continued)
Hudbay Minerals, Inc.	10,969	$67,013
Hydro One Ltd.(c)	12,856	319,454
iA Financial Corp., Inc.	8,229	455,586
IAMGOLD Corp.(a)	36,423	86,471
IGM Financial, Inc.	2,808	102,240
Imperial Oil Ltd.(b)	11,337	299,563
Intact Financial Corp.	4,571	621,561
Inter Pipeline Ltd.	14,091	223,021
Interfor Corp.	3,107	65,870
Keyera Corp.(b)	9,833	236,400
Kinross Gold Corp.	51,149	307,222
Kirkland Lake Gold Ltd.	8,841	351,989
Linamar Corp.	3,190	180,447
Loblaw Cos. Ltd.	12,232	860,446
Magna International, Inc.	15,326	1,208,348
Maple Leaf Foods, Inc.	3,813	83,040
Martinrea International, Inc.	9,829	93,961
MEG Energy Corp.(a)	22,544	143,437
Methanex Corp.	4,231	154,823
Metro, Inc.	12,019	611,294
Mullen Group Ltd.	5,869	61,539
NFI Group, Inc.	4,272	102,840
North West Co., Inc. (The)	2,364	66,992
Northland Power, Inc.	5,962	196,933
Nutrien Ltd.	29,045	1,762,950
Onex Corp.	5,294	370,348
Open Text Corp.	7,126	390,290
Pan American Silver Corp.(b)	4,358	112,981
Parkland Corp.	10,872	324,099
Pembina Pipeline Corp.	26,335	801,314
Precision Drilling Corp.(a)	2,356	76,386
Premium Brands Holdings Corp.	989	105,361
Quebecor, Inc., Class B	4,374	108,965
Restaurant Brands International, Inc.	5,996	384,628
Ritchie Bros. Auctioneers, Inc.	1,887	118,045
Rogers Communications, Inc., Class B	9,190	467,482
Russel Metals, Inc.	3,868	104,991
Saputo, Inc.	7,791	218,813
Secure Energy Services, Inc.(a)	18,309	61,288
Shaw Communications, Inc., Class B	7,617	223,811
Shopify, Inc., Class A(a)	169	257,661
SNC-Lavalin Group, Inc.	8,603	232,563
Spin Master Corp.(a)(c)	2,119	80,960
SSR Mining, Inc.	5,067	84,527
Stantec, Inc.	3,696	178,095
Stella-Jones, Inc.	2,423	82,719
Suncor Energy, Inc.	95,869	1,787,420
Superior Plus Corp.	7,253	85,178
Teck Resources Ltd., Class B	37,084	834,915
TELUS Corp.	21,100	485,401
TFI International, Inc.	2,021	227,985
Thomson Reuters Corp.	2,738	319,421
Torex Gold Resources, Inc.(a)	4,705	52,499
Toromont Industries Ltd.	1,505	126,341
Tourmaline Oil Corp.	12,423	331,699
TransAlta Corp.	17,230	168,530
Transcontinental, Inc., Class A	6,648	128,472
Vermilion Energy, Inc.(a)	17,703	117,959
West Fraser Timber Co. Ltd.	2,348	181,017
Wheaton Precious Metals Corp.	5,904	265,660

	Shares	Value
Canada-(continued)
Whitecap Resources, Inc.	23,819	$101,975
WSP Global, Inc.	2,737	356,797
Yamana Gold, Inc.	42,958	189,353

		44,339,790

Chile-0.08%
Antofagasta PLC(b)	3,667	73,480
Lundin Mining Corp.	20,632	166,539

		240,019

China-0.44%
NXP Semiconductors N.V	4,956	1,066,184
Topsports International Holdings Ltd.(c)	68,000	89,882
Wilmar International Ltd.	50,566	155,634

		1,311,700

Colombia-0.07%
Millicom International Cellular S.A., SDR(a)	2,953	111,404
Parex Resources, Inc.(a)	7,221	111,088

		222,492

Denmark-1.26%
AP Moller - Maersk A/S, Class B	216	612,700
Carlsberg A/S, Class B	1,636	285,528
Coloplast A/S, Class B	631	109,276
Dfds A/S(a)	1,017	58,116
DSV Panalpina A/S	525	133,753
H Lundbeck A/S	2,834	83,695
ISS A/S(a)	6,699	153,708
Novo Nordisk A/S, Class B	14,509	1,445,637
Novozymes A/S, Class B	1,544	124,699
Orsted A/S(c)	908	144,275
Pandora A/S	1,313	157,147
Rockwool International A/S, Class B	161	85,179
Tryg A/S	3,597	89,042
Vestas Wind Systems A/S	7,575	305,773

		3,788,528

Finland-1.01%
Elisa OYJ	1,351	86,501
Fortum OYJ	8,206	249,144
Huhtamaki OYJ	1,444	77,064
Kesko OYJ, Class B(b)	5,231	215,876
Kone OYJ, Class B	2,708	224,533
Neste OYJ	2,777	168,954
Nokia OYJ(a)	102,626	615,416
Nokian Renkaat OYJ	1,846	70,189
Outokumpu OYJ(a)	14,562	100,904
Sampo OYJ, Class A	8,008	413,476
Stora Enso OYJ, Class R	14,103	275,939
UPM-Kymmene OYJ	9,022	366,680
Valmet OYJ(b)	1,448	58,048
Wartsila OYJ Abp	8,246	116,857

		3,039,581

France-7.78%
Air France-KLM(a)(b)	15,898	74,035
Air Liquide S.A.	4,769	854,681
Airbus SE(a)	5,388	735,883
Alstom S.A.	2,855	122,675
Arkema S.A.	1,174	155,769
Atos SE	3,170	164,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
France-(continued)
Bollore S.A.	23,480	$138,862
Bouygues S.A.	10,221	427,477
Bureau Veritas S.A.	2,480	82,293
Capgemini SE	2,178	488,880
Carrefour S.A.	33,643	669,179
Casino Guichard Perrachon S.A.(a)(b)	5,523	160,187
Cie de Saint-Gobain	12,141	879,832
Cie Generale des Etablissements Michelin S.C.A	3,635	588,073
Criteo S.A., ADR(a)	2,658	99,755
Danone S.A.	8,446	616,849
Dassault Systemes SE	1,945	110,907
Eiffage S.A.	3,209	333,426
Electricite de France S.A.	20,323	275,289
Elis S.A.(a)	5,309	93,880
ENGIE S.A.	79,696	1,141,345
EssilorLuxottica S.A.	2,211	433,935
Faurecia SE	5,053	243,603
Hermes International	63	92,551
Kering S.A.	347	276,081
Korian S.A.	2,224	86,216
Legrand S.A.	1,964	224,700
L’Oreal S.A.	1,213	567,457
LVMH Moet Hennessy Louis Vuitton SE	1,171	866,431
Nexity S.A.	1,427	73,545
Orange S.A.	78,660	893,258
Orpea S.A.	677	85,191
Pernod Ricard S.A.	1,548	325,175
Publicis Groupe S.A.	4,144	271,592
Rallye S.A.(a)(b)	18,243	130,933
Renault S.A.(a)	17,081	634,135
Rexel S.A.(a)	9,544	199,581
Rubis S.C.A	1,977	76,570
Safran S.A.	3,413	428,109
Sanofi	18,361	1,899,098
SCOR SE	8,985	275,659
SEB S.A.	357	56,133
Sodexo S.A.(a)	2,099	173,493
SPIE S.A.	3,886	92,112
Suez S.A.	9,123	211,616
Teleperformance	293	129,495
Thales S.A.	1,595	161,809
TotalEnergies SE	84,738	3,735,584
Ubisoft Entertainment S.A.(a)(b)	958	60,977
Valeo	9,473	269,272
Veolia Environnement S.A.	14,974	513,490
Vinci S.A.	9,514	1,020,768
Vivendi SE(b)	12,829	489,454
Wendel SE	761	110,404
Worldline S.A.(a)(c)	707	62,819

		23,385,023

Germany-8.33%
adidas AG	1,147	406,802
Aurubis AG	1,064	90,281
BASF SE	21,404	1,655,452
Bayer AG	22,351	1,243,886
Bayerische Motoren Werke AG	11,067	1,049,958
Beiersdorf AG	659	79,931
Brenntag SE	2,154	217,248

	Shares	Value
Germany-(continued)
CECONOMY AG(a)	19,490	$91,338
Continental AG(a)	3,377	453,730
Covestro AG(c)	5,017	325,135
Daimler AG	25,942	2,187,113
Deutsche Lufthansa AG(a)(b)	21,058	210,920
Deutsche Post AG	8,915	627,003
Deutsche Telekom AG	83,097	1,766,439
E.ON SE	50,271	663,330
Evonik Industries AG	10,476	353,679
Freenet AG	3,167	78,134
Fresenius Medical Care AG & Co. KGaA	4,116	316,012
Fresenius SE & Co. KGaA	15,799	821,530
FUCHS PETROLUB SE, Preference Shares	1,432	72,451
GEA Group AG	2,633	121,559
Hannover Rueck SE	1,394	256,623
HeidelbergCement AG	3,995	347,090
Henkel AG & Co. KGaA, Preference Shares	5,318	519,412
HOCHTIEF AG	1,107	88,598
Infineon Technologies AG	7,031	299,330
Jungheinrich AG, Preference Shares	1,311	70,786
K+S AG(a)	8,906	126,893
KION Group AG	764	81,727
Knorr-Bremse AG	670	80,395
LANXESS AG	1,864	135,850
Merck KGaA	2,734	649,343
METRO AG	10,161	135,299
MTU Aero Engines AG	408	93,604
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	4,362	1,274,151
ProSiebenSat.1 Media SE	5,900	112,584
Rheinmetall AG	1,060	103,656
RWE AG	10,888	425,297
Salzgitter AG(a)	2,023	76,036
SAP SE	6,936	1,043,592
Schaeffler AG, Preference Shares	23,640	202,876
Siemens AG	10,895	1,811,345
Siemens Healthineers AG(c)	1,982	137,806
Symrise AG	664	94,529
Telefonica Deutschland Holding AG	39,356	110,430
thyssenkrupp AG(a)	22,969	255,791
TUI AG(a)(b)	24,449	106,395
Uniper SE	5,753	228,386
United Internet AG	1,787	77,228
Volkswagen AG, Preference Shares	13,771	3,272,330

		25,049,313

Hong Kong-1.44%
AIA Group Ltd.	150,245	1,795,634
CK Hutchison Holdings Ltd.	93,330	681,013
CLP Holdings Ltd.	35,857	358,462
HKT Trust & HKT Ltd.	74,732	101,854
Hong Kong & China Gas Co. Ltd. (The)	93,007	149,723
Jardine Matheson Holdings Ltd.	4,346	236,075
Melco Resorts & Entertainment Ltd., ADR(a)	14,544	200,125
PCCW Ltd.	137,767	71,918
Swire Pacific Ltd., Class A	39,010	264,335
Techtronic Industries Co. Ltd.	6,161	136,650
WH Group Ltd.(b)	286,022	248,240
Yue Yuen Industrial Holdings Ltd.(a)	36,208	73,465

		4,317,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Indonesia-0.03%
First Pacific Co. Ltd.	238,976	$89,109

Ireland-0.50%
CRH PLC	12,790	680,013
Flutter Entertainment PLC(a)	833	161,817
ICON PLC(a)	855	218,683
Kerry Group PLC, Class A	1,025	150,277
Kingspan Group PLC	780	89,110
Smurfit Kappa Group PLC	3,637	208,569

		1,508,469

Israel-0.45%
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	67,985	80,850
Check Point Software Technologies Ltd.(a)	3,910	491,213
ICL Group Ltd.	10,473	74,173
Teva Pharmaceutical Industries Ltd., ADR(a)	75,618	712,322

		1,358,558

Italy-1.79%
A2A S.p.A.	37,497	82,330
Assicurazioni Generali S.p.A	69,968	1,426,395
Enel S.p.A.	160,359	1,460,797
Eni S.p.A.	109,881	1,355,979
Ferrari N.V.	414	89,775
Hera S.p.A.	17,599	76,098
Leonardo S.p.A.(a)	16,501	134,363
Prysmian S.p.A.	4,021	151,274
Saipem S.p.A.(a)(b)	35,200	83,395
Telecom Italia S.p.A.	859,613	388,946
Unipol Gruppo S.p.A.	23,176	137,392

		5,386,744

Japan-22.77%
Advantest Corp.	772	66,898
Aeon Co. Ltd.(b)	26,338	699,925
AGC, Inc.	6,473	313,457
Air Water, Inc.(b)	5,287	85,374
Aisin Corp.(b)	7,568	289,673
Ajinomoto Co., Inc.	8,048	237,645
Alfresa Holdings Corp.(b)	12,203	193,386
Alps Alpine Co. Ltd.(b)	10,544	110,757
Amada Co. Ltd.	8,820	89,597
ANA Holdings, Inc.(a)	4,512	107,009
Asahi Group Holdings Ltd.	7,119	331,391
Asahi Kasei Corp.	31,008	320,636
Astellas Pharma, Inc.	32,910	556,289
Bandai Namco Holdings, Inc.	1,634	113,648
Bridgestone Corp.	17,138	789,977
Brother Industries Ltd.(b)	5,704	117,237
Canon, Inc.(b)	28,107	668,136
Chubu Electric Power Co., Inc.(b)	37,019	447,827
Chugai Pharmaceutical Co. Ltd.	2,203	86,387
Chugoku Electric Power Co., Inc. (The)(b)	16,979	158,570
Coca-Cola Bottlers Japan Holdings, Inc.	5,279	73,712
COMSYS Holdings Corp.	2,340	63,005
Cosmo Energy Holdings Co. Ltd.	7,269	144,771
Dai Nippon Printing Co. Ltd.	8,822	210,071
Daicel Corp.	11,552	93,165
Daiichi Sankyo Co. Ltd.	11,988	285,296
Daikin Industries Ltd.	2,003	499,656
Daito Trust Construction Co. Ltd.(b)	2,190	240,808

	Shares	Value
Japan-(continued)
Daiwa House Industry Co. Ltd.	17,492	$534,345
Denka Co. Ltd.	1,825	64,123
Denso Corp.	8,278	580,952
Dentsu Group, Inc.	5,716	212,282
DIC Corp.	3,340	96,223
East Japan Railway Co.	8,612	582,521
Ebara Corp.	2,125	105,999
Eisai Co. Ltd.	2,469	204,199
Electric Power Development Co. Ltd.(b)	10,918	163,382
ENEOS Holdings, Inc.	265,400	1,029,373
FANUC Corp.	1,565	341,747
Fast Retailing Co. Ltd.	259	170,969
Fuji Electric Co. Ltd.	2,169	94,077
FUJIFILM Holdings Corp.	5,656	466,854
Fujikura Ltd.(a)	16,368	94,459
Fujitsu Ltd.	2,912	538,081
Furukawa Electric Co. Ltd.	3,659	78,802
H2O Retailing Corp.(b)	8,134	63,970
Hakuhodo DY Holdings, Inc.	6,782	106,860
Hankyu Hanshin Holdings, Inc.	5,355	160,611
Hanwa Co. Ltd.	4,201	126,191
Haseko Corp.(b)	7,776	107,870
Hino Motors Ltd.	10,703	92,845
Hitachi Construction Machinery Co. Ltd.(b)	2,076	59,619
Hitachi Ltd.	25,181	1,394,742
Hitachi Metals Ltd.(a)	3,762	72,768
Hokkaido Electric Power Co., Inc.	22,580	105,850
Hokuriku Electric Power Co.	14,229	77,064
Honda Motor Co. Ltd.(b)	59,511	1,810,356
Hoya Corp.	1,781	288,241
Idemitsu Kosan Co. Ltd.(b)	14,209	341,192
IHI Corp.(a)	5,951	132,497
Iida Group Holdings Co. Ltd.	2,820	71,771
Isetan Mitsukoshi Holdings Ltd.(b)	16,913	113,615
Isuzu Motors Ltd.(b)	17,959	227,553
ITOCHU Corp.	33,476	1,008,912
Iwatani Corp.	1,158	64,087
J. Front Retailing Co. Ltd.	8,414	72,836
Japan Airlines Co. Ltd.(a)	4,544	96,828
Japan Tobacco, Inc.	24,796	481,317
JFE Holdings, Inc.	30,411	494,116
JGC Holdings Corp.	7,720	64,931
JSR Corp.(b)	2,843	98,726
JTEKT Corp.	10,425	94,419
Kajima Corp.	16,783	217,388
Kamigumi Co. Ltd.	3,045	65,911
Kaneka Corp.	1,656	68,661
Kanematsu Corp.	4,708	60,682
Kansai Electric Power Co., Inc. (The)(b)	44,880	451,415
Kao Corp.	5,459	330,243
Kawasaki Heavy Industries Ltd.(a)(b)	6,871	146,476
KDDI Corp.	16,876	517,678
Keio Corp.	1,019	54,911
Keyence Corp.	455	273,886
Kinden Corp.	3,667	62,185
Kintetsu Group Holdings Co. Ltd.(a)	3,621	123,930
Kirin Holdings Co. Ltd.	16,896	306,669
Kobe Steel Ltd.(b)	29,725	189,400
Koito Manufacturing Co. Ltd.	1,345	82,394
Komatsu Ltd.	15,444	374,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Japan-(continued)
Konica Minolta, Inc.(b)	26,307	$133,858
K’s Holdings Corp.(b)	6,436	70,593
Kubota Corp.	12,527	259,354
Kuraray Co. Ltd.	11,874	111,866
Kyocera Corp.	6,648	414,275
Kyushu Electric Power Co., Inc.(b)	34,632	264,800
Kyushu Railway Co.(a)	3,433	77,841
Lawson, Inc.(b)	1,607	77,527
Lixil Corp.(b)	7,612	222,069
Makita Corp.	2,222	127,827
Marubeni Corp.(b)	86,872	692,382
Mazda Motor Corp.(a)	43,284	376,263
Medipal Holdings Corp.	11,669	223,374
MEIJI Holdings Co. Ltd.(b)	2,533	155,863
MINEBEA MITSUMI, Inc.	5,003	129,014
Mitsubishi Chemical Holdings Corp.(b)	59,103	519,586
Mitsubishi Corp.	61,279	1,846,848
Mitsubishi Electric Corp.	43,127	591,004
Mitsubishi Estate Co. Ltd.	15,538	243,409
Mitsubishi Gas Chemical Co., Inc.	3,984	75,249
Mitsubishi Heavy Industries Ltd.	16,491	436,668
Mitsubishi Materials Corp.(b)	8,309	170,627
Mitsubishi Motors Corp.(a)(b)	38,841	99,348
Mitsui & Co. Ltd.(b)	50,473	1,115,956
Mitsui Chemicals, Inc.(b)	5,753	198,993
Mitsui Fudosan Co. Ltd.	15,295	351,398
Mitsui Mining & Smelting Co. Ltd.	2,344	71,263
Mitsui OSK Lines Ltd.(b)	3,845	297,492
MS&AD Insurance Group Holdings, Inc.(b)	20,634	667,703
Murata Manufacturing Co. Ltd.	4,620	383,486
Nagase & Co. Ltd.	4,724	78,045
Nagoya Railroad Co. Ltd.(a)	5,195	91,501
NEC Corp.	7,123	374,758
Nexon Co. Ltd.	2,609	47,734
NGK Insulators Ltd.	4,999	83,044
NGK Spark Plug Co. Ltd.	5,167	79,579
NH Foods Ltd.	2,847	110,527
NHK Spring Co. Ltd.	9,633	69,271
Nidec Corp.	1,905	218,834
Nikon Corp.(b)	11,533	121,671
Nintendo Co. Ltd.	684	329,361
Nippon Electric Glass Co. Ltd.	3,153	67,445
Nippon Express Co. Ltd.	1,054	71,859
Nippon Light Metal Holdings Co. Ltd.	3,671	64,525
Nippon Paper Industries Co. Ltd.	9,708	108,161
Nippon Steel Corp.	40,549	829,730
Nippon Steel Trading Corp.	1,878	85,985
Nippon Suisan Kaisha Ltd.	13,219	72,918
Nippon Telegraph & Telephone Corp.(b)	45,211	1,208,261
Nippon Yusen K.K.	4,786	386,417
Nissan Motor Co. Ltd.(a)	206,107	1,085,317
Nisshin Seifun Group, Inc.	4,387	72,039
Nissin Foods Holdings Co. Ltd.(b)	961	74,879
Nitori Holdings Co. Ltd.(b)	633	118,579
Nitto Denko Corp.	2,672	203,331
Nomura Real Estate Holdings, Inc.	2,679	68,645
Nomura Research Institute Ltd.	3,762	141,597
NSK Ltd.	13,012	91,437
NTN Corp.(a)(b)	23,004	52,767
NTT Data Corp.	10,690	192,763

	Shares	Value
Japan-(continued)
Obayashi Corp.	27,294	$225,090
Odakyu Electric Railway Co. Ltd.(b)	2,991	69,806
Oji Holdings Corp.	29,623	155,314
Olympus Corp.	5,758	121,151
Omron Corp.	1,852	174,984
Ono Pharmaceutical Co. Ltd.	4,158	100,071
ORIX Corp.	49,994	933,576
Osaka Gas Co. Ltd.	11,583	217,511
Otsuka Corp.	1,158	60,082
Otsuka Holdings Co. Ltd.	6,866	292,552
Pan Pacific International Holdings Corp.	4,055	77,402
Panasonic Corp.	75,785	905,060
Persol Holdings Co. Ltd.(b)	3,945	92,359
Rakuten Group, Inc.	14,089	147,738
Recruit Holdings Co. Ltd.	7,033	416,116
Renesas Electronics Corp.(a)(b)	7,927	85,793
Ricoh Co. Ltd.(b)	20,898	213,051
Rohm Co. Ltd.	1,538	148,676
Santen Pharmaceutical Co. Ltd.	5,057	75,491
Secom Co. Ltd.	3,145	238,895
Seibu Holdings, Inc.(a)	7,249	87,495
Seiko Epson Corp.	7,606	141,929
Sekisui Chemical Co. Ltd.	9,090	155,885
Sekisui House Ltd.	17,412	347,574
Seven & i Holdings Co. Ltd.(b)	17,806	780,410
Sharp Corp.(b)	4,874	64,463
Shikoku Electric Power Co., Inc.(b)	12,036	84,469
Shimano, Inc.	464	136,421
Shimizu Corp.	22,603	162,538
Shin-Etsu Chemical Co. Ltd.	3,036	503,098
Shionogi & Co. Ltd.	3,494	221,102
Shiseido Co. Ltd.	2,236	148,436
Showa Denko K.K	3,982	88,694
SMC Corp.	372	238,756
Softbank Corp.	44,195	592,767
Sojitz Corp.(b)	66,526	195,593
Sompo Holdings, Inc.(b)	12,554	551,709
Sony Group Corp.	16,118	1,666,671
Stanley Electric Co. Ltd.	2,508	62,734
Subaru Corp.(b)	23,823	441,612
SUMCO Corp.	3,488	73,754
Sumitomo Chemical Co. Ltd.	58,229	295,756
Sumitomo Corp.	53,021	750,238
Sumitomo Electric Industries Ltd.	28,455	380,876
Sumitomo Forestry Co. Ltd.	4,160	81,488
Sumitomo Heavy Industries Ltd.(b)	3,872	101,505
Sumitomo Metal Mining Co. Ltd.	3,939	151,450
Sumitomo Realty & Development Co. Ltd.	4,447	143,781
Sumitomo Rubber Industries Ltd.	7,874	94,537
Suntory Beverage & Food Ltd.	2,614	104,812
Suzuken Co. Ltd.	4,369	130,044
Suzuki Motor Corp.	8,860	383,562
Sysmex Corp.	692	78,863
Taiheiyo Cement Corp.	5,868	134,709
Taisei Corp.	6,480	203,200
Taisho Pharmaceutical Holdings Co. Ltd.	1,110	64,866
Takashimaya Co. Ltd.(b)	8,752	87,632
Takeda Pharmaceutical Co. Ltd.	27,329	915,196
TDK Corp.	2,027	213,475
Teijin Ltd.	8,096	116,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Japan-(continued)
Terumo Corp.	4,040	$169,050
TIS, Inc.	2,404	68,054
Tobu Railway Co. Ltd.	4,445	116,162
Toho Holdings Co. Ltd.	4,934	85,736
Tohoku Electric Power Co., Inc.(b)	37,491	287,342
Tokio Marine Holdings, Inc.	23,347	1,142,698
Tokyo Electric Power Co. Holdings, Inc.(a)	231,160	608,094
Tokyo Electron Ltd.	888	381,842
Tokyo Gas Co. Ltd.	15,937	306,961
Tokyu Corp.	12,118	167,111
Tokyu Fudosan Holdings Corp.(b)	19,721	114,348
Toppan, Inc.	11,224	193,095
Toray Industries, Inc.	45,197	305,181
Toshiba Corp.(b)	11,688	508,012
Tosoh Corp.	7,008	127,453
TOTO Ltd.	1,568	85,494
Toyo Seikan Group Holdings Ltd.	9,576	133,538
Toyo Suisan Kaisha Ltd.	1,572	65,178
Toyota Boshoku Corp.(b)	3,474	65,489
Toyota Industries Corp.	2,804	237,112
Toyota Motor Corp.	50,773	4,433,048
Toyota Tsusho Corp.	8,276	366,491
Trend Micro, Inc.	1,379	75,691
Tsuruha Holdings, Inc.	579	72,994
Ube Industries Ltd.(b)	4,658	94,084
Unicharm Corp.	2,384	106,419
West Japan Railway Co.	4,608	252,337
Yakult Honsha Co. Ltd.	1,379	79,582
Yamada Holdings Co. Ltd.	29,220	125,806
Yamaha Corp.	1,311	77,448
Yamaha Motor Co. Ltd.	6,600	168,214
Yamato Holdings Co. Ltd.	2,681	68,331
Yamazaki Baking Co. Ltd.(b)	4,446	73,048
Yaskawa Electric Corp.	1,564	76,591
Yokogawa Electric Corp.	4,108	64,428
Yokohama Rubber Co. Ltd. (The)	3,638	62,157
Z Holdings Corp.	37,754	246,401

		68,456,009

Luxembourg-0.27%
Aperam S.A.	1,154	70,782
ArcelorMittal S.A.	22,502	754,242

		825,024

Netherlands-2.02%
Aalberts N.V.	1,104	68,940
Akzo Nobel N.V.	3,749	462,023
ASM International N.V.	290	112,490
ASML Holding N.V.	982	816,658
EXOR N.V.	11,134	927,905
Heineken Holding N.V.	2,137	198,026
Heineken N.V.(b)	2,449	267,989
Koninklijke Ahold Delhaize N.V.	41,697	1,406,251
Koninklijke BAM Groep N.V.(a)	25,886	85,438
Koninklijke DSM N.V.	1,628	346,400
Koninklijke KPN N.V.	70,354	225,396
Koninklijke Philips N.V.	10,518	484,720
Randstad N.V.	3,112	228,863
SBM Offshore N.V.	3,987	72,621

	Shares	Value
Netherlands-(continued)
Signify N.V.	2,390	$133,785
Wolters Kluwer N.V.	2,134	245,409

		6,082,914

New Zealand-0.12%
Contact Energy Ltd.	11,671	66,949
Fletcher Building Ltd.	18,152	95,695
Meridian Energy Ltd.	29,775	110,025
Spark New Zealand Ltd.	29,130	99,953

		372,622

Norway-0.47%
Equinor ASA	25,909	549,826
Gjensidige Forsikring ASA	5,483	128,047
Mowi ASA	5,041	134,865
Norsk Hydro ASA	32,761	225,874
Orkla ASA	12,181	108,694
Telenor ASA	15,896	278,192

		1,425,498

Portugal-0.14%
Galp Energia SGPS S.A.	16,970	173,760
Jeronimo Martins SGPS S.A.	6,040	127,982
Sonae SGPS S.A.	111,772	121,650

		423,392

Russia-0.30%
Coca-Cola HBC AG(a)	2,751	99,536
Evraz PLC	9,471	76,955
VEON Ltd., ADR(a)	326,374	714,759

		891,250

Singapore-0.22%
ComfortDelGro Corp. Ltd.	64,246	77,376
Jardine Cycle & Carriage Ltd.	4,933	71,258
Keppel Corp. Ltd.	35,900	138,785
Singapore Technologies Engineering Ltd.	22,029	61,906
Singapore Telecommunications Ltd.	184,814	318,763

		668,088

South Africa-0.28%
Anglo American PLC	19,669	830,762

South Korea-5.60%
CJ CheilJedang Corp.	292	114,211
CJ Corp.	1,648	144,268
DB Insurance Co. Ltd.	3,337	168,944
Doosan Co. Ltd.	1,064	82,132
Doosan Heavy Industries & Construction Co. Ltd.(a)	11,394	205,386
Doosan Infracore Co. Ltd.(a)	2,265	23,051
E-MART, Inc.	1,237	190,972
GS Engineering & Construction Corp.	2,530	97,648
GS Holdings Corp.	3,072	112,605
Hankook Tire & Technology Co. Ltd.	2,014	80,946
Hanwha Corp.	10,488	314,789
Hanwha Life Insurance Co. Ltd.	39,243	112,877
Hanwha Solutions Corp.(a)	2,578	90,606
Hyundai Engineering & Construction Co. Ltd.	2,966	141,975
Hyundai Glovis Co. Ltd.	443	74,123
Hyundai Heavy Industries Holdings Co. Ltd.	2,439	137,364
Hyundai Marine & Fire Insurance Co. Ltd.	6,024	133,006
Hyundai Mobis Co. Ltd.	1,740	416,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
South Korea-(continued)
Hyundai Motor Co.	4,775	$875,146
Hyundai Steel Co.	4,704	206,912
Kia Corp.	7,088	520,237
Korea Electric Power Corp.	31,033	642,367
Korea Gas Corp.(a)	3,553	110,931
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,056	107,927
Korea Zinc Co. Ltd.	175	80,297
Korean Air Lines Co. Ltd.(a)	3,519	94,997
KT Corp., ADR	15,245	213,735
KT&G Corp.	2,472	173,975
LG Chem Ltd.	416	271,963
LG Corp.	1,256	103,236
LG Display Co. Ltd.(a)	14,276	252,411
LG Electronics, Inc.	3,413	417,996
LG Household & Health Care Ltd.	61	76,865
LG Uplus Corp.	9,477	114,841
LOTTE Chemical Corp.	566	122,041
LOTTE Shopping Co. Ltd.	1,094	101,432
LS Corp.	1,007	57,843
LX International Corp.	2,185	52,295
NAVER Corp.	400	151,451
POSCO	3,070	892,311
Posco International Corp.	4,015	78,780
Samsung C&T Corp.	1,875	215,080
Samsung Electro-Mechanics Co. Ltd.	702	111,707
Samsung Electronics Co. Ltd.	82,857	5,481,161
Samsung Fire & Marine Insurance Co. Ltd.	1,203	234,489
Samsung SDI Co. Ltd.	254	173,722
Samsung SDS Co. Ltd.	464	69,033
SK Hynix, Inc.	8,438	775,063
SK Innovation Co. Ltd.(a)	1,464	315,036
SK Telecom Co. Ltd.	1,040	267,299
SK, Inc.	3,267	742,468
S-Oil Corp.	1,186	97,278

		16,843,675

Spain-1.80%
Acciona S.A.	450	73,093
ACS Actividades de Construccion y Servicios S.A.(b)	14,520	391,824
Amadeus IT Group S.A.(a)	3,024	184,624
Endesa S.A.	6,590	158,384
Ferrovial S.A.	4,835	139,947
Grifols S.A.	3,988	97,401
Iberdrola S.A.	98,170	1,216,212
Industria de Diseno Textil S.A.	8,294	283,048
Mapfre S.A.	59,008	127,192
Naturgy Energy Group S.A.	8,374	215,495
Red Electrica Corp. S.A.	8,084	161,177
Repsol S.A.	73,099	837,442
Telefonica S.A.(b)	310,805	1,534,151

		5,419,990

Sweden-1.58%
Alfa Laval AB	2,227	90,228
Assa Abloy AB, Class B	7,281	232,455
Atlas Copco AB, Class A	5,028	344,798
Boliden AB	4,378	152,494
Electrolux AB, Series B(b)	5,893	149,122
Epiroc AB, Class A	4,213	92,344

	Shares	Value
Sweden-(continued)
Essity AB, Class B	7,641	$244,833
Getinge AB, Class B	1,871	76,671
H & M Hennes & Mauritz AB, Class B(a)(b)	10,422	208,666
Hexagon AB, Class B	10,120	175,136
Holmen AB, Class B	1,308	66,394
Husqvarna AB, Class B	5,857	78,478
ICA Gruppen AB(b)	1,917	95,266
Lundin Energy AB	4,019	122,636
Peab AB, Class B	4,539	54,224
Sandvik AB	8,647	220,213
Securitas AB, Class B	8,200	135,976
Skanska AB, Class B	7,632	219,543
SKF AB, Class B	6,215	158,277
SSAB AB, Class A(a)	22,290	121,221
Svenska Cellulosa AB S.C.A., Class B	8,177	144,114
Swedish Match AB	11,227	103,554
Tele2 AB, Class B	8,345	124,953
Telefonaktiebolaget LM Ericsson, Class B	32,816	388,611
Telia Co. AB	63,688	273,076
Trelleborg AB, Class B	3,706	89,962
Volvo AB, Class B	25,447	574,827

		4,738,072

Switzerland-5.30%
ABB Ltd.	19,662	728,055
Adecco Group AG	4,718	262,566
Alcon, Inc.	4,186	344,732
Aryzta AG(a)	56,258	78,425
Barry Callebaut AG	35	89,176
Chocoladefabriken Lindt & Spruengli AG, PC	17	199,869
Cie Financiere Richemont S.A.	4,956	546,429
Clariant AG(a)(b)	3,668	77,200
DKSH Holding AG	885	68,931
Dufry AG(a)	1,613	87,231
Geberit AG	203	169,571
Georg Fischer AG	68	111,570
Givaudan S.A.	46	230,741
Helvetia Holding AG	1,067	122,186
Holcim Ltd.(a)	12,095	689,219
IWG PLC(a)	12,363	50,891
Kuehne + Nagel International AG, Class R	443	162,054
Logitech International S.A., Class R	755	77,177
Lonza Group AG	281	237,733
Nestle S.A	29,439	3,719,524
Novartis AG	31,446	2,910,656
Partners Group Holding AG	102	180,828
Roche Holding AG	8,033	3,224,863
Schindler Holding AG, PC	602	194,391
SGS S.A	56	175,938
SIG Combibloc Group AG(a)	2,427	74,290
Sika AG(b)	683	246,120
Sonova Holding AG, Class A	292	112,522
STMicroelectronics N.V	5,160	229,514
Swatch Group AG (The), BR	887	250,012
Swisscom AG	456	267,512

		15,919,926

Taiwan-0.07%
Sea Ltd., ADR(a)	630	213,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Turkey-0.04%
Eldorado Gold Corp.(a)	12,893	$112,845

United Kingdom-12.10%
Admiral Group PLC	2,023	100,536
Ashtead Group PLC	2,240	175,411
Associated British Foods PLC	5,374	146,440
AstraZeneca PLC	7,961	932,822
B&M European Value Retail S.A.	10,670	82,087
Babcock International Group PLC(a)(b)	30,727	153,548
BAE Systems PLC(b)	58,104	454,525
Balfour Beatty PLC	21,880	86,121
Barratt Developments PLC	17,425	177,221
Beazley PLC(a)	14,918	80,378
Bellway PLC	1,841	89,160
Berkeley Group Holdings PLC	1,993	132,398
BP PLC	991,224	4,050,910
British American Tobacco PLC	46,503	1,746,554
BT Group PLC(a)	322,628	753,941
Bunzl PLC	5,222	189,443
Burberry Group PLC	4,264	109,122
Centrica PLC(a)	543,122	388,386
CNH Industrial N.V	17,466	288,649
Coca-Cola Europacific Partners PLC	4,544	262,371
Compass Group PLC(a)	21,099	435,708
Croda International PLC	727	91,529
DCC PLC	2,338	198,852
Diageo PLC	17,683	850,308
Direct Line Insurance Group PLC	40,475	172,125
Dixons Carphone PLC	86,779	166,604
Drax Group PLC	13,644	77,889
DS Smith PLC	22,218	135,275
easyJet PLC(a)	5,560	60,910
Entain PLC(a)	3,904	103,858
Experian PLC	5,557	245,036
Firstgroup PLC(a)	102,251	127,002
GlaxoSmithKline PLC	79,758	1,604,793
Hays PLC(a)	35,628	78,061
Imperial Brands PLC	27,458	582,519
Inchcape PLC	12,084	152,918
InterContinental Hotels Group PLC(a)	1,565	99,787
International Consolidated Airlines Group S.A.(a)	122,503	268,673
Intertek Group PLC	1,106	80,216
ITV PLC(a)	66,005	105,192
J Sainsbury PLC	91,157	381,383
John Wood Group PLC(a)	34,544	118,758
Johnson Matthey PLC(b)	4,509	182,380
Just Group PLC(a)	47,030	60,518
Kingfisher PLC	58,917	284,039
Man Group PLC	30,562	91,104
Marks & Spencer Group PLC(a)	103,650	256,054
Meggitt PLC(a)	12,437	141,929
Melrose Industries PLC	95,096	219,531
Micro Focus International PLC	21,634	132,612
National Grid PLC	81,868	1,060,571
Next PLC	1,594	173,525
Pearson PLC(b)	15,735	166,226
Persimmon PLC	4,628	187,257
Petrofac Ltd.(a)(b)	38,070	55,171
Reckitt Benckiser Group PLC	6,986	532,546

	Shares	Value
United Kingdom-(continued)
RELX PLC	16,910	$507,804
Rentokil Initial PLC	10,450	83,472
Rolls-Royce Holdings PLC(a)(b)	135,339	213,939
Royal Dutch Shell PLC, Class A	387,100	7,626,799
Royal Mail PLC	28,586	194,898
Sage Group PLC (The)	9,000	91,931
Severn Trent PLC	2,917	110,881
Smith & Nephew PLC	8,230	158,005
Smiths Group PLC(b)	4,932	97,912
SSE PLC	20,442	459,276
Subsea 7 S.A.	10,023	76,243
Tate & Lyle PLC	8,026	77,939
Taylor Wimpey PLC	69,159	174,084
Tesco PLC	329,242	1,156,134
Travis Perkins PLC(a)	5,592	138,643
Unilever PLC	32,215	1,793,831
Vodafone Group PLC	1,378,997	2,314,612
Weir Group PLC (The)(a)	2,417	58,262
WM Morrison Supermarkets PLC	118,134	471,488
WPP PLC	36,124	489,003

		36,376,038

United States-1.43%
Atlassian Corp. PLC, Class A(a)	517	189,770
Bausch Health Cos., Inc.(a)	9,657	280,925
Constellium SE(a)	8,134	164,470
Ferguson PLC	2,631	380,377
QIAGEN N.V.(a)	1,304	72,147
Schneider Electric SE	5,637	1,006,781
Spotify Technology S.A.(a)	904	211,843
Stellantis N.V.	47,223	943,865
Swiss Re AG	10,546	970,041
Tenaris S.A.	8,828	88,954

		4,309,173

Zambia-0.13%
First Quantum Minerals Ltd.	18,108	376,590

Total Common Stocks & Other Equity Interests (Cost $258,773,881)		299,409,549

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $177,555)	177,555	177,555

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.65% (Cost $258,951,436)		299,587,104

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.35%
Invesco Private Government Fund, 0.02%(d)(e)(f)	6,627,619	6,627,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	15,472,557	$15,478,746

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,106,365)		22,106,365

TOTAL INVESTMENTS IN SECURITIES-107.00% (Cost $281,057,801)		321,693,469
OTHER ASSETS LESS LIABILITIES-(7.00)%		(21,033,518)

NET ASSETS-100.00%		$300,659,951

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

PC-Participation Certificate

SDR-Swedish Depository Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $1,160,331, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$8,784,600	$(8,607,045)	$-	$-	$177,555	$71

Invesco Premier U.S. Government Money Portfolio, Institutional Class	202,131	397,850	(599,981)	-	-	-	3
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,545,303	49,924,538	(46,842,222)	-	-	6,627,619	825	*

Invesco Private Prime Fund	1,181,207	74,281,647	(59,984,982)	-	874	15,478,746	7,248	*

Total	$4,928,641	$133,388,635	$(116,034,230)	$-	$874	$22,283,920	$8,147

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

August 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Brazil-7.38%
Ambev S.A.	25,100	$83,837
Americanas S.A.(a)	699	5,647
B3 S.A. - Brasil, Bolsa, Balcao	14,800	40,675
Banco do Estado do Rio Grande do Sul S.A., Class B, Preference Shares	9,200	22,427
Banco Pan S.A., Preference Shares	3,400	12,485
BB Seguridade Participacoes S.A.	4,487	16,705
Braskem S.A., Class A, Preference Shares(a)	3,307	42,627
BRF S.A.(a)	6,907	31,597
CCR S.A.	7,926	18,965
Centrais Eletricas Brasileiras S.A.	2,678	19,684
Cia Brasileira de Distribuicao	3,400	18,815
Cia de Saneamento Basico do Estado de Sao Paulo	2,634	18,589
Cia de Saneamento do Parana, Preference Shares	16,200	12,373
Cia Energetica de Minas Gerais, Preference Shares	13,643	36,003
Cia Paranaense de Energia, Class B, Preference Shares	22,900	30,596
Cia Siderurgica Nacional S.A.	1,718	11,698
Cogna Educacao(a)	30,943	19,402
Cosan S.A.	3,992	17,194
EDP - Energias do Brasil S.A.	3,233	11,645
Embraer S.A.(a)	7,310	33,440
Equatorial Energia S.A.	3,865	19,213
Gerdau S.A., Preference Shares	8,309	45,963
IRB Brasil Resseguros S.A.	11,200	11,682
Klabin S.A.(a)	4,100	21,070
Lojas Americanas S.A., Preference Shares	3,886	4,524
Lojas Renner S.A.	1,601	11,902
M Dias Branco S.A.	2,300	14,210
Marfrig Global Foods S.A.	3,300	13,208
Metalurgica Gerdau S.A., Preference Shares	13,900	35,106
Natura & Co. Holding S.A.(a)	1,200	12,099
Neoenergia S.A.	6,000	19,478
Pagseguro Digital Ltd., Class A(a)(b)	619	36,812
Petrobras Distribuidora S.A.	9,000	47,799
Petroleo Brasileiro S.A., Preference Shares	116,261	617,464
Suzano S.A.(a)	1,900	22,639
Telefonica Brasil S.A., ADR	26,455	223,809
TIM S.A.	7,937	19,317
Ultrapar Participacoes S.A.	11,207	31,610
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	4,497	16,242
Vale S.A.	17,467	336,679

		2,065,230

Chile-0.70%
Cencosud S.A.	15,334	28,889
Colbun S.A.	76,423	12,632
Embotelladora Andina S.A., Class B, Preference Shares	6,584	15,624
Empresas CMPC S.A.	7,489	16,612
Empresas COPEC S.A.	2,922	27,144
Enel Americas S.A.	169,541	23,790
Enel Chile S.A.	251,583	12,823

	Shares	Value
Chile-(continued)
Falabella S.A.	5,733	$22,675
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	669	34,947

		195,136

China-49.62%
360 DigiTech, Inc., ADR(a)	804	18,331
51job, Inc., ADR(a)	249	19,123
AAC Technologies Holdings, Inc.	3,249	18,110
Agile Group Holdings Ltd.	9,798	11,238
Air China Ltd., H Shares(a)	55,880	37,506
Alibaba Group Holding Ltd.(a)	25,100	534,122
Aluminum Corp. of China Ltd., H Shares(a)	152,288	110,437
Angang Steel Co. Ltd., H Shares	117,695	90,042
Anhui Conch Cement Co. Ltd., H Shares	27,107	146,734
ANTA Sports Products Ltd.	644	13,249
Autohome, Inc., ADR	355	15,712
BAIC Motor Corp. Ltd., H Shares(b)(c)	245,704	89,722
Baidu, Inc., ADR(a)	1,786	280,438
BBMG Corp., H Shares	366,404	65,956
Beijing Enterprises Holdings Ltd.	7,859	27,081
Beijing North Star Co. Ltd., H Shares	67,727	11,582
BEST, Inc., ADR(a)(b)	21,632	28,122
BYD Co. Ltd., H Shares	3,150	106,683
China Aoyuan Group Ltd.	12,000	7,190
China BlueChemical Ltd., H Shares	37,470	11,611
China Coal Energy Co. Ltd., H Shares	84,147	60,156
China Communications Services Corp. Ltd., H Shares	52,000	27,680
China Conch Venture Holdings Ltd.	3,845	15,721
China Datang Corp. Renewable Power Co. Ltd., H Shares	53,000	15,401
China Eastern Airlines Corp. Ltd., H Shares(a)	57,360	21,978
China Feihe Ltd.(c)	5,000	9,052
China Galaxy Securities Co. Ltd., H Shares	55,500	31,185
China Gas Holdings Ltd.	5,215	15,121
China Jinmao Holdings Group Ltd.	66,427	21,609
China Longyuan Power Group Corp. Ltd., H Shares	36,185	73,790
China Mengniu Dairy Co. Ltd.(a)	7,389	44,416
China Molybdenum Co. Ltd., H Shares	78,614	61,457
China National Building Material Co. Ltd., H Shares	59,747	81,738
China Oilfield Services Ltd., H Shares	35,440	30,986
China Overseas Land & Investment Ltd.	27,393	63,047
China Pacific Insurance (Group) Co. Ltd., H Shares	120,219	338,521
China Petroleum & Chemical Corp., H Shares	2,918,148	1,414,546
China Power International Development Ltd.	67,713	27,338
China Railway Group Ltd., H Shares	660,620	316,832
China Railway Signal & Communication Corp. Ltd., H Shares(c)	75,263	27,290
China Reinsurance Group Corp., H Shares	1,129,423	117,628
China Resources Beer Holdings Co. Ltd.	1,819	14,969
China Resources Cement Holdings Ltd.	15,410	15,118
China Resources Gas Group Ltd.	2,723	16,526
China Resources Land Ltd.	14,182	52,790
China Resources Pharmaceutical Group Ltd.(c)	29,516	15,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2021

	Shares	Value
China-(continued)
China Resources Power Holdings Co. Ltd.	28,456	$69,957
China Shenhua Energy Co. Ltd., H Shares	236,312	523,224
China Southern Airlines Co. Ltd., H Shares(a)	59,313	34,548
China Taiping Insurance Holdings Co. Ltd.	58,603	85,599
China Tower Corp. Ltd., H Shares(c)	1,421,607	186,444
China Vanke Co. Ltd., H Shares	135,400	365,600
China Yongda Automobiles Services Holdings Ltd.	9,931	16,651
CIFI Holdings Group Co. Ltd.	22,347	15,056
CITIC Securities Co. Ltd., H Shares	36,500	92,454
COSCO SHIPPING Development Co. Ltd., H Shares	125,000	26,359
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	28,160	11,007
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)(b)	47,219	89,249
COSCO SHIPPING Ports Ltd.	16,000	13,310
Country Garden Holdings Co. Ltd.(b)	69,397	76,737
CSPC Pharmaceutical Group Ltd.	12,944	16,427
Daqo New Energy Corp., ADR(a)	180	11,036
Datang International Power Generation Co. Ltd., H Shares	254,721	43,887
Dongfang Electric Corp. Ltd., H Shares	29,800	40,845
Dongfeng Motor Group Co. Ltd., H Shares	113,547	124,389
DouYu International Holdings Ltd., ADR(a)	2,334	9,990
ENN Energy Holdings Ltd.	1,802	35,658
FinVolution Group, ADR	2,192	13,349
Fosun International Ltd.	20,703	26,194
Fuyao Glass Industry Group Co. Ltd., H Shares(c)	6,185	38,093
GDS Holdings Ltd., ADR(a)	242	14,152
Geely Automobile Holdings Ltd.	16,926	61,155
GF Securities Co. Ltd., H Shares	37,000	65,842
GOME Retail Holdings Ltd.(a)	85,525	9,237
Great Wall Motor Co. Ltd., H Shares	32,159	148,031
Guangdong Investment Ltd.	14,070	19,538
Guangshen Railway Co. Ltd., H Shares(a)	126,726	22,975
Guangzhou Automobile Group Co. Ltd., H Shares	83,945	84,513
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H Shares	11,482	29,320
Guangzhou R&F Properties Co. Ltd., H Shares	23,828	20,343
Harbin Electric Co. Ltd., H Shares	52,000	17,116
Hello Group, Inc., ADR	4,130	54,268
Hengan International Group Co. Ltd.	3,544	20,551
Hisense Home Appliances Group Co. Ltd., H Shares	10,973	12,881
Hollysys Automation Technologies Ltd.	1,035	20,338
Huadian Power International Corp. Ltd., H Shares(b)	244,322	82,934
Huaneng Power International, Inc., H Shares	375,188	180,904
Huatai Securities Co. Ltd., H Shares(c)	15,800	22,672
Huazhu Group Ltd., ADR(a)	275	13,280
HUYA, Inc., ADR(a)	1,372	14,667
iQIYI, Inc., ADR(a)(b)	2,481	22,478
Jiangsu Expressway Co. Ltd., H Shares	33,219	34,469
Jiangxi Copper Co. Ltd., H Shares	34,319	69,809
JinkoSolar Holding Co. Ltd., ADR(a)(b)	1,065	52,398
JOYY, Inc., ADR	728	46,082
Kaisa Group Holdings Ltd.	26,000	8,658

	Shares	Value
China-(continued)
Kingboard Holdings Ltd.	5,006	$24,620
Kunlun Energy Co. Ltd.	32,756	34,705
Legend Holdings Corp., H Shares(c)	35,952	57,968
Lenovo Group Ltd.	72,895	80,793
LexinFintech Holdings Ltd., ADR(a)	1,963	13,662
Longfor Group Holdings Ltd.(c)	5,826	25,245
Maanshan Iron & Steel Co. Ltd., H Shares	56,091	32,094
Meituan, B Shares(a)(c)	1,461	46,775
Metallurgical Corp. of China Ltd., H Shares	853,302	340,121
New China Life Insurance Co. Ltd., H Shares	45,348	133,525
New Oriental Education & Technology Group, Inc., ADR(a)	5,917	13,372
People’s Insurance Co. Group of China Ltd. (The), H Shares	378,492	116,798
PetroChina Co. Ltd., H Shares	4,727,960	2,072,987
PICC Property & Casualty Co. Ltd., H Shares	85,441	77,231
Pinduoduo, Inc., ADR(a)	1,361	136,127
Ping An Insurance (Group) Co. of China Ltd., H Shares	115,883	899,964
Qingdao Port International Co. Ltd., H Shares(c) .	29,539	15,230
Qudian, Inc., ADR(a)	12,801	21,762
Red Star Macalline Group Corp. Ltd., H Shares(a)(c)	53,085	32,353
Seazen Group Ltd.(a)	17,908	15,888
Shandong Chenming Paper Holdings Ltd., H Shares	38,502	21,980
Shandong Gold Mining Co. Ltd., H Shares(c)	14,189	22,951
Shanghai Electric Group Co. Ltd., H Shares	193,592	55,011
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	3,695	23,707
Shanghai Industrial Holdings Ltd.	7,000	10,891
Shanghai Jin Jiang Capital Co. Ltd., H Shares	70,900	13,948
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	29,379	58,325
Shenzhen Expressway Co. Ltd., H Shares	18,772	18,006
Shenzhen International Holdings Ltd.	9,217	12,017
Shenzhou International Group Holdings Ltd.	759	16,551
Shimao Group Holdings Ltd.	11,567	23,915
Sino Biopharmaceutical Ltd.	12,853	10,759
Sino-Ocean Group Holding Ltd.	113,931	23,439
Sinopec Engineering Group Co. Ltd., H Shares	21,207	11,262
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	206,062	44,512
Sinopharm Group Co. Ltd., H Shares	44,617	114,621
Sinotrans Ltd., H Shares	81,815	33,347
Sinotruk Hong Kong Ltd.	5,500	10,834
Sogou, Inc., ADR(a)	1,851	16,344
Sohu.com Ltd., ADR(a)	634	14,836
Sun Art Retail Group Ltd.	16,769	10,155
Sunac China Holdings Ltd.	18,312	46,855
Sunny Optical Technology Group Co. Ltd.	696	21,048
TAL Education Group, ADR(a)	1,726	9,182
Tencent Holdings Ltd.	4,704	291,046
Tencent Music Entertainment Group, ADR(a)	6,740	59,582
Tianneng Power International Ltd.	8,000	10,698
Tingyi Cayman Islands Holding Corp.	9,885	17,591
Tsingtao Brewery Co. Ltd., H Shares	1,984	16,250
Vipshop Holdings Ltd., ADR(a)	3,951	58,435
Want Want China Holdings Ltd.	18,656	12,689
Weibo Corp., ADR(a)	745	37,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2021

	Shares	Value
China-(continued)
Weichai Power Co. Ltd., H Shares	53,368	$134,632
WuXi AppTec Co. Ltd., H Shares(c)	1,028	20,488
Xiaomi Corp., B Shares(a)(c)	30,400	97,720
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	20,400	38,978
Xinyuan Real Estate Co. Ltd., ADR	10,009	22,821
Yangzijiang Shipbuilding Holdings Ltd.	15,475	18,868
Yanzhou Coal Mining Co. Ltd., H Shares	44,412	77,548
Yiren Digital Ltd., ADR(a)	3,656	12,321
Yuexiu Property Co. Ltd.	8,800	8,249
Yum China Holdings, Inc.	1,836	113,024
Zhengqi Holdings Co. Ltd., Rts., TBA(a)(d)	1,142	0
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares(b)	11,800	14,793
Zhongsheng Group Holdings Ltd.	1,500	12,536
Zhuzhou CRRC Times Electric Co. Ltd., H Shares(a)	4,200	25,300
Zijin Mining Group Co. Ltd., H Shares	63,189	90,022
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	31,200	29,726
ZTE Corp., H Shares	19,050	66,992
ZTO Express Cayman, Inc., ADR	2,996	84,517

		13,896,107

Colombia-0.07%
Grupo de Inversiones Suramericana S.A.	3,585	18,291

Czech Republic-0.13%
CEZ A.S.	1,142	35,991

Greece-0.38%
Hellenic Telecommunications Organization S.A.	1,043	20,518
Motor Oil Hellas Corinth Refineries S.A.(a)	1,068	17,650
OPAP S.A.	838	13,137
Public Power Corp. S.A.(a)	1,650	19,536
Star Bulk Carriers Corp.	882	20,348
Tsakos Energy Navigation Ltd.	2,095	15,922

		107,111

Hong Kong-0.09%
Nine Dragons Paper Holdings Ltd.	10,182	13,930
Skyworth Group Ltd.(a)	39,409	12,313

		26,243

Hungary-0.24%
Gedeon Richter PLC	539	16,145
MOL Hungarian Oil & Gas PLC	6,248	51,203

		67,348

India-3.73%
Dr. Reddy’s Laboratories Ltd., ADR	547	35,123
ICICI Bank Ltd., ADR	14,139	277,407
Infosys Ltd., ADR	15,369	366,090
Reliance Infrastructure Ltd., GDR(a)(c)	9,476	28,428
Tata Motors Ltd., ADR(a)(b)	3,865	76,063
Tata Steel Ltd., GDR(c)	4,880	98,088
Vedanta Ltd., ADR	4,308	70,910
Wipro Ltd., ADR	7,427	69,368
WNS (Holdings) Ltd., ADR(a)	279	23,140

		1,044,617

Indonesia-1.04%
PT Adaro Energy Tbk	186,321	16,460

	Shares	Value
Indonesia-(continued)
PT Astra International Tbk	134,209	$49,167
PT Bank Mandiri (Persero) Tbk	119,000	50,896
PT Bank Rakyat Indonesia (Persero) Tbk	199,200	54,889
PT Indah Kiat Pulp & Paper Corp. Tbk	19,400	10,746
PT Indofood Sukses Makmur Tbk(a)	36,998	16,018
PT Perusahaan Gas Negara Tbk(a)	170,734	12,390
PT Telkom Indonesia (Persero) Tbk	272,657	64,998
PT United Tractors Tbk	11,657	16,407

		291,971

Kuwait-0.16%
Agility Public Warehousing Co. KSC	5,153	17,114
Mobile Telecommunications Co. KSCP	13,553	27,529

		44,643

Malaysia-1.07%
Axiata Group Bhd	33,202	33,066
DRB-Hicom Bhd	30,900	12,414
Genting Bhd	26,582	32,292
Genting Malaysia Bhd	23,900	17,076
IJM Corp. Bhd	33,100	14,969
Kuala Lumpur Kepong Bhd	2,500	12,846
MISC Bhd	16,432	28,460
Petronas Chemicals Group Bhd	11,312	22,586
Sime Darby Bhd	77,322	43,897
Telekom Malaysia Bhd	9,974	14,660
Tenaga Nasional Bhd	26,398	66,424

		298,690

Mexico-3.94%
Alfa S.A.B. de C.V., Class A	55,045	38,730
Arca Continental S.A.B. de C.V.	4,561	29,445
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander	10,054	11,750
Cemex S.A.B. de C.V., ADR(a)	20,142	165,164
Coca-Cola FEMSA S.A.B. de C.V., ADR	2,559	148,166
El Puerto de Liverpool S.A.B. de C.V., Series C-1	7,756	34,465
Fomento Economico Mexicano, S.A.B. de C.V., ADR	3,813	330,625
Gruma S.A.B. de C.V., Class B	1,185	13,563
Grupo Bimbo S.A.B. de C.V., Series A	11,268	28,576
Grupo Financiero Banorte S.A.B. de C.V., Class O	10,843	71,737
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	14,534	13,947
Grupo Mexico S.A.B. de C.V., Class B	10,546	49,232
Grupo Televisa S.A.B., ADR	4,359	57,234
Industrias Penoles S.A.B. de C.V.(a)	800	11,361
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	9,593	16,980
Orbia Advance Corp. S.A.B. de C.V.	6,739	19,283
Wal-Mart de Mexico S.A.B. de C.V., Series V	17,260	61,548

		1,101,806

Peru-0.07%
Cia de Minas Buenaventura S.A.A., ADR(a)	2,678	20,085

Philippines-0.12%
Ayala Corp.	1,083	17,252
International Container Terminal Services, Inc.	4,580	17,132

		34,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2021

	Shares	Value
Poland-1.12%
Cyfrowy Polsat S.A.	1,562	$14,915
Enea S.A.(a)	5,737	14,894
Grupa Lotos S.A.	1,175	17,873
KGHM Polska Miedz S.A.	533	24,821
Orange Polska S.A.(a)	7,014	15,168
PGE Polska Grupa Energetyczna S.A.(a)	13,331	35,131
Polski Koncern Naftowy ORLEN S.A.	4,380	84,996
Polskie Gornictwo Naftowe i Gazownictwo S.A.	13,366	21,993
Powszechny Zaklad Ubezpieczen S.A.(a)	5,926	62,838
Tauron Polska Energia S.A.(a)	23,265	22,051

		314,680

Russia-8.98%
Aeroflot PJSC(a)	14,160	13,393
Alrosa PJSC	17,194	34,226
Bashneft PJSC, Preference Shares	2,990	43,802
Federal Grid Co. Unified Energy System PJSC	4,435,199	11,933
Gazprom PJSC	176,537	737,433
Inter RAO UES PJSC	437,817	27,583
Lenta PLC, GDR(a)	6,496	20,523
Lukoil PJSC	4,942	422,477
Magnit PJSC	756	57,274
MMC Norilsk Nickel PJSC	255	83,743
Mobile TeleSystems PJSC	8,183	36,756
Nizhnekamskneftekhim PJSC, Preference Shares	15,731	25,712
Novatek PJSC	1,738	41,150
Novolipetsk Steel PJSC	6,650	22,413
PhosAgro PJSC	194	12,886
Polymetal International PLC	995	19,874
Polyus PJSC	83	14,964
Rosneft Oil Co. PJSC	26,413	192,531
Rostelecom PJSC	14,250	18,373
RusHydro PJSC	1,071,670	12,049
Severstal PAO	951	22,314
Sistema PJSFC	50,361	20,881
Surgutneftegas PJSC	707,858	326,797
Tatneft PJSC	16,965	112,220
TCS Group Holding PLC, GDR(c)	170	15,086
Transneft PJSC, Preference Shares	24	51,771
X5 Retail Group N.V., GDR(c)	2,843	94,689
Yandex N.V., Class A(a)	292	22,276

		2,515,129

South Africa-2.33%
Aspen Pharmacare Holdings Ltd.(a)	1,304	17,679
Barloworld Ltd.	2,271	16,947
Bid Corp. Ltd.(a)	1,464	32,375
Bidvest Group Ltd. (The)	1,842	26,105
Capitec Bank Holdings Ltd.	172	22,565
Discovery Ltd.(a)	1,611	14,341
Exxaro Resources Ltd.	2,083	26,570
Foschini Group Ltd. (The)(a)	1,415	14,605
Gold Fields Ltd.(b)	1,863	17,578
Impala Platinum Holdings Ltd.	955	14,716
Motus Holdings Ltd.	2,228	14,252
Mr Price Group Ltd.	865	13,032
Old Mutual Ltd.	67,419	71,591
Pick n Pay Stores Ltd.	3,521	14,315
Remgro Ltd.	3,879	32,397
Sanlam Ltd.	12,810	57,067

	Shares	Value
South Africa-(continued)
Sappi Ltd.(a)	7,585	$23,088
Sasol Ltd.(a)	7,155	110,800
Shoprite Holdings Ltd.	2,764	35,130
Sibanye Stillwater Ltd.	4,409	17,953
SPAR Group Ltd. (The)	1,639	23,526
Tiger Brands Ltd.	879	11,299
Woolworths Holdings Ltd.(a)	5,828	25,645

		653,576

Switzerland-0.05%
Mediclinic International PLC(a)	3,520	15,209

Taiwan-16.32%
Acer, Inc.	22,169	20,158
ASE Technology Holding Co. Ltd.	16,457	76,307
Asia Cement Corp.	14,028	22,728
Asustek Computer, Inc.	4,360	50,973
AU Optronics Corp.	75,784	48,128
Catcher Technology Co. Ltd.	6,100	36,758
Chailease Holding Co. Ltd.	2,100	20,194
Cheng Shin Rubber Industry Co. Ltd.	10,108	13,586
Chicony Electronics Co. Ltd.	5,000	14,163
China Airlines Ltd.(a)	23,401	14,566
China Development Financial Holding Corp.	184,439	94,504
China Life Insurance Co. Ltd.	81,541	85,032
China Life Insurance Co. Ltd., H Shares	541,733	906,911
China Steel Corp.	53,512	73,664
Chunghwa Telecom Co. Ltd.	16,419	66,355
Compal Electronics, Inc.	94,252	77,882
Delta Electronics, Inc.	4,239	41,375
Eva Airways Corp.	22,716	15,738
Evergreen Marine Corp. Taiwan Ltd.	4,000	19,629
Far Eastern New Century Corp.	37,520	40,683
Far EasTone Telecommunications Co. Ltd.	8,180	18,182
Formosa Chemicals & Fibre Corp.	23,552	71,471
Formosa Plastics Corp.	20,272	74,977
Foxconn Technology Co. Ltd.	8,653	20,701
Fubon Financial Holding Co. Ltd.	34,000	104,281
General Interface Solution Holding Ltd.	4,000	15,516
Hon Hai Precision Industry Co. Ltd.	133,589	535,060
Hotai Motor Co. Ltd.	792	16,661
Innolux Corp.	77,264	48,092
Inventec Corp.	36,325	31,851
Largan Precision Co. Ltd.	260	25,143
Lite-On Technology Corp.	13,514	29,843
MediaTek, Inc.	2,174	70,679
Mercuries & Associates Holding Ltd.	27,518	22,590
Mercuries Life Insurance Co. Ltd.(a)	73,539	24,625
Micro-Star International Co. Ltd.	3,040	14,315
Nan Ya Plastics Corp.	24,667	79,750
Nanya Technology Corp.	5,468	13,101
Novatek Microelectronics Corp.	889	14,403
Pegatron Corp.	38,819	90,767
Pou Chen Corp.	24,628	29,282
Powertech Technology, Inc.	4,877	19,798
President Chain Store Corp.	2,402	24,745
Qisda Corp.	14,000	15,029
Quanta Computer, Inc.	23,874	67,538
Radiant Opto-Electronics Corp.	3,000	10,717
Realtek Semiconductor Corp.	780	15,592
Shin Kong Financial Holding Co. Ltd.	109,000	37,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2021

	Shares	Value
Taiwan-(continued)
Silicon Motion Technology Corp., ADR	202	$15,081
Sino-American Silicon Products, Inc.	2,586	18,009
Synnex Technology International Corp.	11,879	23,061
Taiwan Cement Corp.	22,481	39,302
Taiwan Mobile Co. Ltd.	6,381	23,255
Taiwan Semiconductor Manufacturing Co. Ltd.	35,652	789,880
Teco Electric and Machinery Co. Ltd.	12,556	14,136
TPK Holding Co. Ltd.	8,240	11,715
Unimicron Technology Corp.	4,000	21,289
Uni-President Enterprises Corp.	26,385	68,834
United Microelectronics Corp.	38,003	86,528
Walsin Lihwa Corp.	20,141	19,514
Winbond Electronics Corp.	11,000	11,709
Wistron Corp.	63,194	62,479
WPG Holdings Ltd.	25,406	44,370
Yageo Corp.(a)	1,150	19,897
Zhen Ding Technology Holding Ltd.	5,101	18,277

		4,568,744

Tanzania-0.06%
AngloGold Ashanti Ltd.	973	16,407

Thailand-1.25%
Advanced Info Service PCL, NVDR	3,623	21,132
Airports of Thailand PCL, NVDR	6,173	12,209
Charoen Pokphand Foods PCL, NVDR	22,949	19,223
CP ALL PCL, NVDR	16,792	33,863
Indorama Ventures PCL, NVDR	9,882	13,413
IRPC PCL, NVDR	119,858	14,800
PTT Exploration & Production PCL, NVDR	9,150	31,652
PTT Global Chemical PCL, NVDR	15,229	30,238
PTT PCL, NVDR	98,586	116,991
Siam Cement PCL (The), NVDR	1,928	25,721
Thai Beverage PCL	28,581	14,449
Thai Oil PCL, NVDR	10,283	15,871

		349,562

	Shares	Value
Turkey-0.61%
BIM Birlesik Magazalar A.S.	2,594	$22,416
Eregli Demir ve Celik Fabrikalari TAS	19,772	44,659
Is Yatirim Menkul Degerler A.S.	6,101	11,197
Turk Hava Yollari AO(a)	13,026	19,865
Turkcell Iletisim Hizmetleri A.S.	13,859	27,320
Turkiye Petrol Rafinerileri A.S.(a)	2,381	29,124
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	35,427	15,297

		169,878

United Arab Emirates-0.22%
Aldar Properties PJSC	16,372	18,497
Emaar Properties PJSC	38,373	43,877

		62,374

United States-0.21%
JBS S.A.	9,671	58,881

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $27,765,877)		27,972,093

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.45%
Invesco Private Government Fund, 0.02%(e)(f)(g) .	122,013	122,013
Invesco Private Prime Fund, 0.11%(e)(f)(g)	284,582	284,696

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $406,709)		406,709

TOTAL INVESTMENTS IN SECURITIES-101.34% (Cost $28,172,586)		28,378,802
OTHER ASSETS LESS LIABILITIES-(1.34)%		(376,273)

NET ASSETS-100.00%		$28,002,529

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

TBA-To Be Announced

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $943,664, which represented 3.37% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$2,609,045	$(2,609,045)	$-	$-	$-	$10

Invesco Premier U.S. Government Money Portfolio, Institutional Class	15,111	260,468	(275,579)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	78,501	2,183,948	(2,140,436)	-	-	122,013	22	*

Invesco Private Prime Fund	26,168	2,789,873	(2,531,362)	-	17	284,696	217	*

Total	$119,780	$7,843,334	$(7,556,422)	$-	$17	$406,709	$249

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco RAFITM Strategic US ETF (IUS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Communication Services-12.76%
Activision Blizzard, Inc.	1,796	$147,937
Alphabet, Inc., Class A(b)	2,251	6,514,281
Altice USA, Inc., Class A(b)	5,579	153,088
AT&T, Inc.	129,116	3,540,361
Charter Communications, Inc., Class A(b)	1,170	955,492
Comcast Corp., Class A	31,870	1,933,872
Discovery, Inc., Class A(b)(c)	6,937	200,063
DISH Network Corp., Class A(b)	4,012	174,883
Electronic Arts, Inc.	1,118	162,345
Facebook, Inc., Class A(b)	7,334	2,782,373
Fox Corp., Class A	5,874	219,923
Interpublic Group of Cos., Inc. (The)	3,276	121,965
Liberty Global PLC, Class C (United Kingdom)(b)	11,152	323,185
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	3,501	172,774
Lumen Technologies, Inc.	26,206	322,334
Meredith Corp.(b)	1,616	69,504
Netflix, Inc.(b)	327	186,125
News Corp., Class A	4,374	98,284
Nexstar Media Group, Inc., Class A	458	68,586
Omnicom Group, Inc.	1,808	132,382
Sinclair Broadcast Group, Inc., Class A	2,032	60,980
Take-Two Interactive Software, Inc.(b)	277	44,658
Telephone & Data Systems, Inc.	3,141	63,825
T-Mobile US, Inc.(b)	5,249	719,218
Twitter, Inc.(b)	1,729	111,520
Verizon Communications, Inc.	42,106	2,315,830
ViacomCBS, Inc., Class B	6,730	278,958
Walt Disney Co. (The)(b)	6,083	1,102,848

		22,977,594

Consumer Discretionary-10.57%
Adient PLC(b)	1,379	54,250
Advance Auto Parts, Inc.	545	110,553
Amazon.com, Inc.(b)	855	2,967,525
Aptiv PLC(b)	960	146,102
Aramark	2,350	81,756
Asbury Automotive Group, Inc.(b)	244	45,443
Autoliv, Inc. (Sweden)	635	56,128
AutoNation, Inc.(b)	925	100,908
AutoZone, Inc.(b)	125	193,644
Bath & Body Works, Inc.	1,192	80,436
Bed Bath & Beyond, Inc.(b)(c)	2,709	74,606
Best Buy Co., Inc.	2,983	347,549
Booking Holdings, Inc.(b)	112	257,563
BorgWarner, Inc.	1,949	83,183
Brunswick Corp.	591	57,250
Capri Holdings Ltd.(b)	987	55,775
CarMax, Inc.(b)	1,151	144,117
Chipotle Mexican Grill, Inc.(b)	45	85,650
Core-Mark Holding Co., Inc.	1,339	61,594
D.R. Horton, Inc.	2,170	207,495
Dana, Inc.	1,980	46,055
Darden Restaurants, Inc.	601	90,541
Dick’s Sporting Goods, Inc.	1,097	154,469
Dollar General Corp.	1,841	410,377
Dollar Tree, Inc.(b)	1,940	175,648
eBay, Inc.	6,582	505,103

	Shares	Value
Consumer Discretionary-(continued)
Foot Locker, Inc.	1,141	$64,683
Ford Motor Co.(b)	97,597	1,271,689
Gap, Inc. (The)	1,745	46,644
Garmin Ltd.	498	86,866
General Motors Co.(b)	19,782	969,516
Gentex Corp.	1,457	44,876
Genuine Parts Co.	1,169	142,840
Goodyear Tire & Rubber Co. (The)(b)	5,244	83,065
Group 1 Automotive, Inc.	458	75,771
Hanesbrands, Inc.	3,502	65,417
Harley-Davidson, Inc.	1,389	54,907
Hasbro, Inc.	738	72,553
Hilton Worldwide Holdings, Inc.(b)	701	87,527
Home Depot, Inc. (The)	4,665	1,521,630
Kohl’s Corp.	2,824	162,098
Lear Corp.	683	109,239
Leggett & Platt, Inc.	930	45,003
Lennar Corp., Class A	3,183	341,568
Lithia Motors, Inc., Class A	255	84,481
LKQ Corp.(b)	2,364	124,559
Lowe’s Cos., Inc.	4,749	968,274
Macy’s, Inc.(b)	7,909	177,082
Marriott International, Inc., Class A(b)	974	131,626
Marriott Vacations Worldwide Corp.(b)	301	45,014
McDonald’s Corp.	2,113	501,753
Mohawk Industries, Inc.(b)	556	109,955
Murphy USA, Inc.	506	78,572
Newell Brands, Inc.	3,982	101,183
NIKE, Inc., Class B	3,509	578,073
NVR, Inc.(b)	20	103,599
ODP Corp. (The)(b)	1,565	73,821
O’Reilly Automotive, Inc.(b)	345	204,958
Penske Automotive Group, Inc.	634	57,016
Polaris, Inc.	510	61,078
PulteGroup, Inc.	2,405	129,533
PVH Corp.(b)	857	89,805
Qurate Retail, Inc., Class A	12,184	134,389
Ralph Lauren Corp.	594	68,981
Ross Stores, Inc.	1,274	150,842
Service Corp. International	1,271	79,768
Signet Jewelers Ltd.	866	68,587
Starbucks Corp.	2,813	330,499
Tapestry, Inc.(b)	1,683	67,859
Target Corp.	3,533	872,580
Taylor Morrison Home Corp., Class A(b)	2,266	63,652
Tenneco, Inc., Class A(b)	5,187	80,917
Tesla, Inc.(b)	428	314,888
Thor Industries, Inc.	511	57,963
TJX Cos., Inc. (The)	5,087	369,927
Toll Brothers, Inc.	1,699	108,838
Tractor Supply Co.	605	117,521
Tri Pointe Homes, Inc.(b)	2,159	51,319
Ulta Beauty, Inc.(b)	237	91,792
VF Corp.	1,769	135,275
Victoria’s Secret & Co.(b)	393	26,056
Wayfair, Inc., Class A(b)(c)	239	67,099
Whirlpool Corp.	696	154,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Williams-Sonoma, Inc.	481	$89,803
Yum! Brands, Inc.	466	61,060

		19,023,794

Consumer Staples-8.81%
Altria Group, Inc.	13,233	664,694
Archer-Daniels-Midland Co.	5,297	317,820
BJ’s Wholesale Club Holdings, Inc.(b)	1,807	102,385
Brown-Forman Corp., Class B	760	53,367
Bunge Ltd.	1,831	138,625
Campbell Soup Co.	1,384	57,754
Casey’s General Stores, Inc.	270	55,231
Church & Dwight Co., Inc.	922	77,134
Clorox Co. (The)	650	109,232
Coca-Cola Co. (The)	16,018	901,974
Colgate-Palmolive Co.	3,443	268,382
Conagra Brands, Inc.	3,935	130,327
Constellation Brands, Inc., Class A	787	166,167
Costco Wholesale Corp.	2,906	1,323,654
Estee Lauder Cos., Inc. (The), Class A	713	242,769
General Mills, Inc.	4,168	240,952
Herbalife Nutrition Ltd.(b)	1,171	60,119
Hershey Co. (The)	780	138,606
Hormel Foods Corp.	2,599	118,358
Ingredion, Inc.	677	59,481
JM Smucker Co. (The)	1,068	132,080
Kellogg Co.	1,988	125,522
Keurig Dr Pepper, Inc.	3,806	135,760
Kimberly-Clark Corp.	2,045	281,821
Kraft Heinz Co. (The)	11,240	404,528
Kroger Co. (The)	21,810	1,003,914
McCormick & Co., Inc.	964	83,184
Molson Coors Beverage Co., Class B	3,030	144,016
Mondelez International, Inc., Class A	8,188	508,229
Monster Beverage Corp.(b)	847	82,642
Nomad Foods Ltd. (United Kingdom)(b)	1,717	45,312
PepsiCo, Inc.	6,763	1,057,666
Performance Food Group Co.(b)	2,469	123,993
Philip Morris International, Inc.	6,516	671,148
Post Holdings, Inc.(b)	721	80,687
Procter & Gamble Co. (The)	12,905	1,837,543
Rite Aid Corp.(b)(c)	5,224	92,674
SpartanNash Co.	2,322	49,923
Spectrum Brands Holdings, Inc.	562	43,870
Sysco Corp.	4,079	324,892
Tyson Foods, Inc., Class A	4,742	372,342
United Natural Foods, Inc.(b)	3,337	122,802
US Foods Holding Corp.(b)	3,399	115,566
Walgreens Boots Alliance, Inc.	14,080	714,560
Walmart, Inc.	14,068	2,083,471

		15,865,176

Energy-6.30%
Antero Resources Corp.(b)	5,129	70,370
APA Corp.	3,518	68,531
Baker Hughes Co., Class A	9,648	219,781
Cabot Oil & Gas Corp.	3,215	51,086
Cheniere Energy, Inc.(b)	1,116	97,605
Chevron Corp.	22,253	2,153,423
Cimarex Energy Co.	766	49,193
ConocoPhillips	11,247	624,546

	Shares	Value
Energy-(continued)
Devon Energy Corp.	4,347	$128,454
DT Midstream, Inc.(b)	870	40,429
EOG Resources, Inc.	4,504	304,110
Exxon Mobil Corp.	53,503	2,916,984
Halliburton Co.	8,319	166,214
Helmerich & Payne, Inc.	1,897	51,067
Hess Corp.	1,251	86,006
HollyFrontier Corp.	3,631	117,390
Kinder Morgan, Inc.	22,616	367,962
Marathon Petroleum Corp.	11,481	680,479
NOV, Inc.(b)	5,584	73,541
Occidental Petroleum Corp.	16,786	431,232
ONEOK, Inc.	3,649	191,645
Ovintiv, Inc.	5,450	148,567
PBF Energy, Inc., Class A(b)	4,665	48,516
Phillips 66	7,759	551,587
Pioneer Natural Resources Co.	1,270	190,081
Schlumberger N.V.	13,172	369,343
Targa Resources Corp.	3,303	145,068
TechnipFMC PLC (United Kingdom)(b)	11,619	77,034
Valero Energy Corp.	7,860	521,197
Williams Cos., Inc. (The)	10,919	269,590
World Fuel Services Corp.	3,907	126,431

		11,337,462

Financials-7.93%
Affiliated Managers Group, Inc.	466	79,271
Alleghany Corp.(b)	179	121,128
Allstate Corp. (The)	4,808	650,426
American Express Co.	3,475	576,711
Aon PLC, Class A(c)	901	258,461
Apollo Global Management, Inc.	871	52,068
Arch Capital Group Ltd.(b)	4,147	170,442
Arthur J. Gallagher & Co.	801	115,040
Assurant, Inc.	768	130,644
AXIS Capital Holdings Ltd.	1,258	64,372
Berkshire Hathaway, Inc., Class B(b)	18,894	5,399,338
Blackstone, Inc., Class A	3,046	382,974
Brown & Brown, Inc.	951	55,206
Cboe Global Markets, Inc.	778	98,145
Chubb Ltd.	4,792	881,345
Cincinnati Financial Corp.	1,161	143,267
Everest Re Group Ltd.	648	171,655
Fidelity National Financial, Inc.	2,821	137,749
First American Financial Corp.	1,368	96,485
Franklin Resources, Inc.	2,482	80,516
Globe Life, Inc.	1,149	110,384
Hanover Insurance Group, Inc. (The)	527	74,470
Hartford Financial Services Group, Inc. (The)	4,690	315,262
Janus Henderson Group PLC	2,020	87,587
Kemper Corp.	822	56,389
Lazard Ltd., Class A	1,023	48,490
Loews Corp.	3,804	212,530
LPL Financial Holdings, Inc.	469	69,342
Markel Corp.(b)	119	151,160
Marsh & McLennan Cos., Inc.	1,850	290,820
MGIC Investment Corp.	4,081	62,317
Moody’s Corp.	392	149,262
Mr. Cooper Group, Inc.(b)	1,492	58,009
MSCI, Inc.	142	90,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Nasdaq, Inc.	484	$94,758
Old Republic International Corp.	4,221	109,746
OneMain Holdings, Inc.	1,787	103,342
Progressive Corp. (The)	5,202	501,161
Radian Group, Inc.	2,707	63,966
Raymond James Financial, Inc.	1,239	173,336
Reinsurance Group of America, Inc.	1,868	216,352
S&P Global, Inc.	537	238,331
StoneX Group, Inc.(b)	2,813	196,038
T. Rowe Price Group, Inc.	1,094	244,914
Travelers Cos., Inc. (The)	3,290	525,446
Unum Group	5,155	137,226
W.R. Berkley Corp.	1,295	97,526
Willis Towers Watson PLC	587	129,563

		14,273,080

Health Care-15.41%
Abbott Laboratories	5,531	698,952
AbbVie, Inc.	8,498	1,026,388
Agilent Technologies, Inc.	906	158,976
Align Technology, Inc.(b)	79	56,011
AmerisourceBergen Corp.	5,196	635,003
Amgen, Inc.	3,161	712,900
Anthem, Inc.	2,662	998,596
Avantor, Inc.(b)	2,475	97,614
Baxter International, Inc.	2,333	177,821
Becton, Dickinson and Co.	1,439	362,196
Biogen, Inc.(b)	2,218	751,702
Bio-Rad Laboratories, Inc., Class A(b)	106	85,311
Boston Scientific Corp.(b)	4,187	189,043
Bristol-Myers Squibb Co.	17,589	1,176,001
Cardinal Health, Inc.	12,624	662,634
Centene Corp.(b)	8,363	526,702
Cerner Corp.	1,908	145,676
Cigna Corp.	4,830	1,022,270
Community Health Systems, Inc.(b)	5,439	66,954
Cooper Cos., Inc. (The)	138	62,198
CVS Health Corp.	21,951	1,896,347
Danaher Corp.	1,528	495,316
DaVita, Inc.(b)	1,658	216,817
DENTSPLY SIRONA, Inc.	1,109	68,425
Edwards Lifesciences Corp.(b)	1,059	124,094
Elanco Animal Health, Inc.(b)	1,527	50,971
Eli Lilly and Co.	2,098	541,892
Encompass Health Corp.	564	44,246
Gilead Sciences, Inc.	9,836	715,864
HCA Healthcare, Inc.	1,999	505,707
Henry Schein, Inc.(b)	1,077	81,410
Hologic, Inc.(b)	1,344	106,378
Humana, Inc.	1,292	523,803
Illumina, Inc.(b)	255	116,576
Intuitive Surgical, Inc.(b)	154	162,248
IQVIA Holdings, Inc.(b)	661	171,682
Jazz Pharmaceuticals PLC(b)	320	42,147
Johnson & Johnson	11,545	1,998,786
Laboratory Corp. of America Holdings(b	589	178,691
McKesson Corp.	5,709	1,165,435
Medtronic PLC	6,029	804,751
Merck & Co., Inc.	13,527	1,031,975
Mettler-Toledo International, Inc.(b)	54	83,853

	Shares	Value
Health Care-(continued)
Molina Healthcare, Inc.(b)	544	$146,211
PerkinElmer, Inc.	359	66,343
Perrigo Co. PLC	1,681	68,837
Pfizer, Inc.	33,569	1,546,524
Quest Diagnostics, Inc.	1,115	170,405
Regeneron Pharmaceuticals, Inc.(b)	821	552,861
ResMed, Inc.	286	83,092
STERIS PLC	293	62,998
Stryker Corp.	905	250,776
Tenet Healthcare Corp.(b)	2,231	168,106
Thermo Fisher Scientific, Inc.	1,290	715,886
UnitedHealth Group, Inc.	5,605	2,333,193
Universal Health Services, Inc., Class B	916	142,676
Vertex Pharmaceuticals, Inc.(b)	777	155,625
Viatris, Inc.	11,160	163,271
Waters Corp.(b)	235	97,295
Zimmer Biomet Holdings, Inc.	845	127,130
Zoetis, Inc.	752	153,829

		27,745,420

Industrials-9.27%
3M Co.	2,870	558,904
A.O. Smith Corp.	709	51,558
Acuity Brands, Inc.	269	49,639
AECOM(b)	1,594	104,503
AGCO Corp.	506	69,636
AMETEK, Inc.	666	90,556
Avis Budget Group, Inc.(b)(c)	829	75,232
Booz Allen Hamilton Holding Corp.	838	68,641
Builders FirstSource, Inc.(b)	1,093	58,246
C.H. Robinson Worldwide, Inc.	1,154	103,929
CACI International, Inc., Class A(b)	230	59,234
Carlisle Cos., Inc.	385	81,135
Caterpillar, Inc.	2,714	572,301
Cintas Corp.	285	112,794
CSX Corp.	10,638	346,054
Cummins, Inc.	1,101	259,814
Deere & Co.	1,250	472,538
Dover Corp.	640	111,590
Eaton Corp. PLC	2,621	441,272
EMCOR Group, Inc.	558	67,797
Emerson Electric Co.	3,174	334,857
Equifax, Inc.	251	68,337
Expeditors International of Washington, Inc.	710	88,494
Fastenal Co.	1,860	103,881
FedEx Corp.	1,819	483,290
Fluor Corp.(b)(c)	4,268	71,105
Fortive Corp.	1,484	109,623
Fortune Brands Home & Security, Inc.	701	68,256
General Dynamics Corp.	2,187	438,078
General Electric Co.	6,450	679,895
GXO Logistics, Inc.(b)	655	53,572
Honeywell International, Inc.	3,184	738,401
Howmet Aerospace, Inc.	1,920	60,960
Hubbell, Inc.	294	60,596
Huntington Ingalls Industries, Inc.	406	82,893
IHS Markit Ltd.	1,501	181,021
Illinois Tool Works, Inc.	1,111	258,707
Ingersoll Rand, Inc.(b)	1,317	69,827
J.B. Hunt Transport Services, Inc.	430	76,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Jacobs Engineering Group, Inc.	812	$109,588
Johnson Controls International PLC	6,718	502,506
Kansas City Southern	383	107,497
Knight-Swift Transportation Holdings, Inc.	1,566	81,322
L3Harris Technologies, Inc.	1,451	338,098
Leidos Holdings, Inc.	1,119	109,785
Lockheed Martin Corp.	1,761	633,608
ManpowerGroup, Inc.	1,079	131,012
Masco Corp.	1,738	105,531
MasTec, Inc.(b)	416	38,039
MSC Industrial Direct Co., Inc., Class A	529	44,547
Nielsen Holdings PLC	2,502	53,693
Norfolk Southern Corp.	1,283	325,292
Northrop Grumman Corp.	1,129	415,133
Old Dominion Freight Line, Inc.	282	81,419
Oshkosh Corp.	511	58,550
Owens Corning	916	87,524
PACCAR, Inc.	2,915	238,651
Parker-Hannifin Corp.	597	177,112
Pentair PLC	742	57,253
Quanta Services, Inc.	1,201	122,622
Raytheon Technologies Corp.	9,539	808,526
Republic Services, Inc.	1,106	137,288
Robert Half International, Inc.	665	68,761
Rockwell Automation, Inc.	397	129,204
Roper Technologies, Inc.	282	136,285
Rush Enterprises, Inc., Class A	952	41,983
Ryder System, Inc.	1,309	104,052
Schneider National, Inc., Class B	2,005	45,193
Science Applications International Corp.	663	55,845
Sensata Technologies Holding PLC(b)	816	48,291
Snap-on, Inc.	315	70,859
Southwest Airlines Co.(b)	823	40,969
Stanley Black & Decker, Inc.	824	159,254
Textron, Inc.	1,767	128,408
Trane Technologies PLC	883	175,276
TransDigm Group, Inc.(b)	224	136,073
TransUnion	441	53,595
Trinity Industries, Inc.(c)	1,832	53,183
Uber Technologies, Inc.(b)	969	37,927
Union Pacific Corp.	3,218	697,791
United Parcel Service, Inc., Class B	3,773	738,112
United Rentals, Inc.(b)	491	173,151
Univar Solutions, Inc.(b)	1,954	46,134
Verisk Analytics, Inc.	441	88,976
W.W. Grainger, Inc.	254	110,160
Wabtec Corp.	1,484	133,248
Waste Connections, Inc.	933	120,553
Waste Management, Inc.	1,753	271,908
Watsco, Inc.	193	53,735
WESCO International, Inc.(b)	626	73,255
XPO Logistics, Inc.(b)	663	57,621
Xylem, Inc.	593	80,832

		16,678,678

Information Technology-21.87%
Accenture PLC, Class A	2,510	844,766
Adobe, Inc.(b)	894	593,348
Advanced Micro Devices, Inc.(b)	1,101	121,903
Akamai Technologies, Inc.(b)	696	78,822

	Shares	Value
Information Technology-(continued)
Alliance Data Systems Corp.	685	$67,205
Amdocs Ltd.	1,103	84,964
Amphenol Corp., Class A	2,142	164,141
Analog Devices, Inc.	1,299	211,630
ANSYS, Inc.(b)	157	57,361
Apple, Inc.	66,463	10,091,077
Applied Materials, Inc.	2,458	332,150
Arista Networks, Inc.(b)	167	61,711
Arrow Electronics, Inc.(b)	1,635	198,195
Autodesk, Inc.(b)	294	91,166
Automatic Data Processing, Inc.	1,477	308,752
Avnet, Inc.	2,715	109,849
Broadcom, Inc.	1,870	929,783
Broadridge Financial Solutions, Inc.	367	63,205
Cadence Design Systems, Inc.(b)	537	87,789
CDW Corp.	838	168,111
Cisco Systems, Inc.	24,838	1,465,939
Citrix Systems, Inc.	922	94,846
Cognizant Technology Solutions Corp., Class A	4,202	320,655
CommScope Holding Co., Inc.(b)	2,902	45,852
Corning, Inc.	4,601	183,994
Dell Technologies, Inc., Class C(b)	6,177	602,010
DXC Technology Co.(b)	4,343	159,475
Fiserv, Inc.(b)	3,351	394,714
FleetCor Technologies, Inc.(b)	414	108,998
Flex Ltd.(b)	5,954	110,625
Fortinet, Inc.(b)	357	112,505
Gartner, Inc.(b)	226	69,775
GoDaddy, Inc., Class A(b)	831	60,921
Hewlett Packard Enterprise Co.	20,576	318,105
HP, Inc.	16,953	504,182
Insight Enterprises, Inc.(b)	475	48,873
Intel Corp.	47,034	2,542,658
International Business Machines Corp.	7,827	1,098,441
Intuit, Inc.	413	233,803
Jabil, Inc.	2,795	172,675
Juniper Networks, Inc.	3,581	103,777
Keysight Technologies, Inc.(b)	583	104,579
KLA Corp.	497	168,960
Lam Research Corp.	438	264,911
Marvell Technology, Inc.	2,168	132,660
Mastercard, Inc., Class A	1,650	571,279
Microchip Technology, Inc.	765	120,380
Micron Technology, Inc.(b)	6,501	479,124
Microsoft Corp.	19,602	5,917,452
Motorola Solutions, Inc.	563	137,496
NCR Corp.(b)	1,302	55,309
NetApp, Inc.	1,433	127,437
NortonLifeLock, Inc.	13,445	357,099
NVIDIA Corp.	2,168	485,307
ON Semiconductor Corp.(b)	1,666	73,904
Oracle Corp.	13,182	1,174,912
Palo Alto Networks, Inc.(b)	292	134,624
Paychex, Inc.	1,012	115,844
PayPal Holdings, Inc.(b)	1,763	508,908
Qorvo, Inc.(b)	513	96,459
QUALCOMM, Inc.	4,541	666,119
salesforce.com, inc.(b)	1,778	471,650
Sanmina Corp.(b)	1,229	48,521
Seagate Technology Holdings PLC	1,967	172,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
ServiceNow, Inc.(b)	197	$126,797
Skyworks Solutions, Inc.	719	131,908
Square, Inc., Class A(b)	321	86,050
SS&C Technologies Holdings, Inc.	1,168	88,371
SYNNEX Corp.	1,025	130,247
Synopsys, Inc.(b)	370	122,929
TE Connectivity Ltd.	1,666	250,266
Teradyne, Inc.	472	57,320
Texas Instruments, Inc.	3,064	584,948
Trimble, Inc.(b)	685	64,541
VeriSign, Inc.(b)	243	52,551
Visa, Inc., Class A	4,851	1,111,364
VMware, Inc., Class A(b)(c)	1,094	162,864
Western Digital Corp.(b)	2,319	146,561
Western Union Co. (The)	3,041	65,807
Workday, Inc., Class A(b)	238	65,012
Xerox Holdings Corp.	4,551	102,443
Xilinx, Inc.	895	139,253
Zebra Technologies Corp., Class A(b)	126	73,983

		39,367,189

Materials-3.78%
Air Products and Chemicals, Inc.	799	215,339
Albemarle Corp.	431	102,035
Alcoa Corp.(b)	2,052	91,047
Amcor PLC	14,479	186,055
Avery Dennison Corp.	354	79,788
Ball Corp.	1,424	136,647
Berry Global Group, Inc.(b)	1,341	90,075
Celanese Corp.	744	117,998
CF Industries Holdings, Inc.	1,718	78,032
Chemours Co. (The)	1,574	52,745
Commercial Metals Co.	1,631	53,203
Corteva, Inc.	6,080	267,338
Crown Holdings, Inc.	810	88,930
Domtar Corp.(b)	1,009	55,324
Dow, Inc.	7,240	455,396
DuPont de Nemours, Inc.	5,511	407,924
Eastman Chemical Co.	1,059	119,836
Ecolab, Inc.	723	162,935
FMC Corp.	591	55,335
Freeport-McMoRan, Inc.	4,201	152,874
Graphic Packaging Holding Co.	3,938	80,808
Huntsman Corp.	2,289	60,498
International Flavors & Fragrances, Inc.	692	104,838
International Paper Co.	3,949	237,295
Linde PLC (United Kingdom)	2,685	844,674
LyondellBasell Industries N.V., Class A	2,850	285,998
Martin Marietta Materials, Inc.	244	93,025
Mosaic Co. (The)	3,462	111,407
Newmont Corp.	4,762	276,148
Nucor Corp.	2,411	283,437
Olin Corp.	1,223	60,954
Packaging Corp. of America	574	87,076
PPG Industries, Inc.	929	148,222
Reliance Steel & Aluminum Co.	716	107,429
RPM International, Inc.	647	53,242
Sherwin-Williams Co. (The)	992	301,241
Sonoco Products Co.	827	54,003
Steel Dynamics, Inc.	1,783	120,335

	Shares	Value
Materials-(continued)
Ternium S.A., ADR (Mexico)	3,078	$167,382
United States Steel Corp.	3,019	80,758
Vulcan Materials Co.	490	91,106
WestRock Co.	3,484	181,307

		6,800,039

Real Estate-0.75%
American Tower Corp.	1,108	323,724
CBRE Group, Inc., Class A(b)	1,913	184,222
Equinix, Inc.	215	181,342
Iron Mountain, Inc.	1,892	90,343
Jones Lang LaSalle, Inc.(b)	532	128,973
Public Storage	682	220,702
SBA Communications Corp., Class A	304	109,127
Weyerhaeuser Co.	3,114	112,104

		1,350,537

Utilities-2.41%
AES Corp. (The)	5,141	122,716
Alliant Energy Corp.	1,191	72,401
Ameren Corp.	1,655	145,177
American Electric Power Co., Inc.	3,736	334,634
Atmos Energy Corp.	722	70,402
CenterPoint Energy, Inc.	5,312	133,278
CMS Energy Corp.	1,551	99,466
Consolidated Edison, Inc.	3,076	232,084
DTE Energy Co.	1,677	201,810
Edison International	3,477	201,110
Entergy Corp.	1,950	215,689
Evergy, Inc.	2,369	162,158
Eversource Energy	2,341	212,399
Exelon Corp.	11,322	555,004
FirstEnergy Corp.	4,563	177,364
MDU Resources Group, Inc.	1,929	62,056
NiSource, Inc.	3,813	93,990
NRG Energy, Inc.	3,314	151,350
OGE Energy Corp.	1,813	64,198
Pinnacle West Capital Corp.	1,019	78,361
Public Service Enterprise Group, Inc.	4,050	258,957
UGI Corp.	1,928	89,286
Vistra Corp.	10,153	193,821
WEC Energy Group, Inc.	1,962	185,370
Xcel Energy, Inc.	3,275	225,156

		4,338,237

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $140,528,388)		179,757,206

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.56%
Invesco Private Government Fund, 0.02%(d)(e)(f)	303,264	303,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco RAFITM Strategic US ETF (IUS)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	707,332	$707,615

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,010,879)		1,010,879

TOTAL INVESTMENTS IN SECURITIES-100.42% (Cost $141,539,267)		180,768,085
OTHER ASSETS LESS LIABILITIES-(0.42)%		(758,572)

NET ASSETS-100.00%		$180,009,513

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,578,073	$(3,578,073)	$-	$-	$-	$34

Invesco Premier U.S. Government Money Portfolio, Institutional Class	11,956	619,890	(631,846)	-	-	-	2
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,089,743	9,834,455	(10,620,934)	-	-	303,264	149	*
Invesco Private Prime Fund	363,253	12,380,486	(12,036,275)	-	151	707,615	1,121	*

Total	$1,464,952	$26,412,904	$(26,867,128)	$-	$151	$1,010,879	$1,306

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco RAFITM Strategic US Small Company ETF (IUSS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-3.39%
Advantage Solutions, Inc.(b)	491	$4,277
AMC Networks, Inc., Class A(b)(c)	1,497	71,152
Angi, Inc., Class A(b)	3,107	33,058
ATN International, Inc.	252	11,489
Bandwidth, Inc., Class A(b)(c)	58	5,968
Cable One, Inc.	25	52,490
Cardlytics, Inc.(b)	39	3,540
Cargurus, Inc., (Acquired 07/05/2019 -06/18/2021; Cost $13,329)(b)(d)	501	15,220
Cars.com, Inc.(b)	1,233	15,684
Cincinnati Bell, Inc.(b)	1,253	19,409
Cogent Communications Holdings, Inc.	255	18,508
comScore, Inc.(b)	1,279	4,963
Consolidated Communications Holdings, Inc.(b)	3,190	29,571
E.W. Scripps Co. (The), Class A	1,276	23,657
Entercom Communications Corp.(b)	5,370	19,063
EverQuote, Inc., Class A(b)	109	2,146
Globalstar, Inc.(b)	1,773	3,528
Gravity Co. Ltd., ADR (South Korea)(b)	40	4,012
Gray Television, Inc.	3,096	70,403
iClick Interactive Asia Group Ltd., ADR (China)(b)	263	1,265
iHeartMedia, Inc., Class A(b)(c)	2,493	62,026
Iridium Communications, Inc.(b)	811	36,098
John Wiley & Sons, Inc., Class A(c)	769	44,679
Liberty Latin America Ltd., Class A (Chile)(b)	2,797	39,885
Lions Gate Entertainment Corp., Class A(b)(c)	4,100	52,972
Madison Square Garden Sports Corp., Class A(b)	78	14,101
Magnite, Inc.(b)(c)	141	4,092
Manchester United PLC, Class A (United Kingdom)(c)	1,344	23,171
New York Times Co. (The), Class A	1,112	56,467
ORBCOMM, Inc.(b)	577	6,630
Pinterest, Inc., Class A(b)	928	51,569
QuinStreet, Inc.(b)	502	8,991
Roku, Inc.(b)	89	31,364
Scholastic Corp.	797	26,492
Sirius XM Holdings, Inc.	12,404	77,773
Snap, Inc., Class A(b)	492	37,446
Spok Holdings, Inc.	504	4,995
TechTarget, Inc.(b)	87	7,358
TEGNA, Inc.	4,028	71,376
TripAdvisor, Inc.(b)	1,162	40,670
TrueCar, Inc.(b)	1,878	7,888
United States Cellular Corp.(b)	957	30,576
WideOpenWest, Inc.(b)	690	14,642
World Wrestling Entertainment, Inc., Class A	637	33,194
Yelp, Inc.(b)	982	37,817
Zillow Group, Inc., Class C(b)	450	43,096
Zynga, Inc., Class A(b)	5,521	48,861

		1,323,632

Consumer Discretionary-16.26%
1-800-Flowers.com, Inc., Class A(b)	819	26,011
2U, Inc.(b)(c)	420	15,553
Abercrombie & Fitch Co., Class A(b)	1,603	57,323
Accel Entertainment, Inc.(b)	180	2,074

	Shares	Value
Consumer Discretionary-(continued)
Acushnet Holdings Corp.	355	$17,736
Adtalem Global Education, Inc.(b)	1,123	41,551
American Axle & Manufacturing Holdings, Inc.(b) .	6,280	55,704
American Eagle Outfitters, Inc.(c)	1,782	54,387
American Public Education, Inc.(b)	373	9,810
America’s Car-Mart, Inc.(b)	62	8,018
Arko Corp.(b)	740	7,652
Bally’s Corp.(b)	253	12,711
Beazer Homes USA, Inc.(b)	1,566	29,300
Big Lots, Inc.	1,416	68,903
Biglari Holdings, Inc., Class B(b)	40	6,994
BJ’s Restaurants, Inc.(b)	298	12,742
Bloomin’ Brands, Inc.(b)	1,348	36,113
Bluegreen Vacations Holding Corp.(b)	761	17,419
Boot Barn Holdings, Inc.(b)	193	17,231
Boyd Gaming Corp.(b)	629	38,602
Bright Horizons Family Solutions, Inc.(b)	318	46,352
Brinker International, Inc.(b)	582	31,003
Buckle, Inc. (The)	454	17,583
Burlington Stores, Inc.(b)	264	79,065
Caesars Entertainment, Inc.(b)	396	40,245
Caleres, Inc.	1,280	31,475
Callaway Golf Co.(b)	611	17,145
Camping World Holdings, Inc., Class A	1,846	73,729
Carrols Restaurant Group, Inc.	2,295	9,524
Carter’s, Inc.	730	74,737
Carvana Co.(b)	45	14,763
Cato Corp. (The), Class A	696	12,013
Cavco Industries, Inc.(b)	96	24,528
Century Communities, Inc.	612	42,901
Cheesecake Factory, Inc. (The)(b)	497	23,185
Chegg, Inc.(b)	370	30,791
Chewy, Inc., Class A(b)(c)	573	50,493
Chico’s FAS, Inc.(b)	3,880	20,060
Children’s Place, Inc. (The)(b)	225	19,539
Choice Hotels International, Inc.	138	16,472
Churchill Downs, Inc.	162	34,101
Chuy’s Holdings, Inc.(b)	179	5,775
Citi Trends, Inc.(b)	173	14,902
Columbia Sportswear Co.	402	41,008
Conn’s, Inc.(b)	1,220	30,012
Cooper-Standard Holdings, Inc.(b)	980	22,814
Cracker Barrel Old Country Store, Inc.	296	42,500
Crocs, Inc.(b)	336	47,987
Dave & Buster’s Entertainment, Inc.(b)	695	26,007
Deckers Outdoor Corp.(b)	178	74,484
Denny’s Corp.(b)	461	7,625
Designer Brands, Inc., Class A(b)	1,549	22,460
Dillard’s, Inc., Class A(c)	447	85,136
Dine Brands Global, Inc.(b)	171	14,145
Domino’s Pizza, Inc.	199	102,861
Dorman Products, Inc.(b)	259	24,310
DraftKings, Inc., Class A(b)(c)	646	38,301
El Pollo Loco Holdings, Inc.(b)	262	4,753
Ethan Allen Interiors, Inc.	482	11,578
Etsy, Inc.(b)	399	86,288
Everi Holdings, Inc.(b)	415	9,441
Expedia Group, Inc.(b)	420	60,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Express, Inc.(b)	3,418	$20,269
Farfetch Ltd., Class A (United Kingdom)(b)	358	14,986
Fiesta Restaurant Group, Inc.(b)	646	7,758
Five Below, Inc.(b)	221	47,031
Fiverr International Ltd. (Israel)(b)(c)	18	3,231
Floor & Decor Holdings, Inc., Class A(b)	418	51,539
Fossil Group, Inc.(b)	1,646	22,056
Fox Factory Holding Corp.(b)	113	17,365
Franchise Group, Inc.	487	16,913
frontdoor, inc.(b)	358	15,616
Funko, Inc., Class A(b)	352	7,019
GameStop Corp., Class A(b)(c)	309	67,436
Genesco, Inc.(b)	573	35,543
Gentherm, Inc.(b)	301	25,832
G-III Apparel Group Ltd.(b)	1,305	40,364
Golden Entertainment, Inc.(b)	201	9,592
GoPro, Inc., Class A(b)(c)	1,196	11,924
Graham Holdings Co., Class B	127	78,335
Grand Canyon Education, Inc.(b)	528	47,066
Green Brick Partners, Inc.(b)	659	16,468
Groupon, Inc.(b)(c)	352	8,719
GrowGeneration Corp.(b)(c)	42	1,344
Guess?, Inc.	917	22,182
H&R Block, Inc.	3,496	89,672
Haverty Furniture Cos., Inc., (Acquired 06/19/2019 - 06/17/2020; Cost $7,192)(d) .	452	16,105
Helen of Troy Ltd.(b)(c)	248	59,319
Hibbett, Inc.	322	30,812
Hilton Grand Vacations, Inc.(b)	577	25,209
Hooker Furniture Corp.	288	8,974
Houghton Mifflin Harcourt Co.(b)	2,365	31,857
Hyatt Hotels Corp., Class A(b)(c)	953	70,131
Installed Building Products, Inc.	182	22,601
International Game Technology PLC(b)(c)	2,041	43,861
iRobot Corp.(b)(c)	305	24,742
Jack in the Box, Inc.	212	22,463
Johnson Outdoors, Inc., Class A	96	11,020
KB Home	2,060	88,642
Kontoor Brands, Inc.	549	29,624
Lands’ End, Inc.(b)	343	11,611
Laureate Education, Inc., Class A(b)	4,214	67,129
La-Z-Boy, Inc.	875	30,634
LCI Industries	335	47,456
Levi Strauss & Co., Class A	3,216	84,291
LGI Homes, Inc.(b)	217	34,792
Liquidity Services, Inc.(b)	143	3,489
Lovesac Co. (The)(b)	43	2,432
lululemon athletica, inc.(b)	287	114,849
M.D.C. Holdings, Inc.	794	41,486
M/I Homes, Inc.(b)	647	41,660
Malibu Boats, Inc., Class A(b)	180	12,888
MarineMax, Inc.(b)	548	26,644
Mattel, Inc.(b)	2,626	56,065
MercadoLibre, Inc. (Argentina)(b)	65	121,384
Meritage Homes Corp.(b)	808	90,124
Modine Manufacturing Co.(b)	1,451	18,050
Monarch Casino & Resort, Inc.(b)	74	4,689
Monro, Inc.	426	24,244
Motorcar Parts of America, Inc.(b)	418	8,285
Movado Group, Inc.	418	15,106

	Shares	Value
Consumer Discretionary-(continued)
National Vision Holdings, Inc.(b)	674	$40,426
Noodles & Co.(b)	298	3,752
Nordstrom, Inc.(b)(c)	2,172	62,141
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	552	39,954
Overstock.com, Inc.(b)	348	25,108
Oxford Industries, Inc.	214	19,324
Papa John’s International, Inc.	238	30,352
Party City Holdco, Inc.(b)	2,494	16,984
Patrick Industries, Inc.	397	32,399
Peloton Interactive, Inc., Class A(b)(c)	626	62,719
Penn National Gaming, Inc.(b)	976	79,154
Perdoceo Education Corp.(b)	1,532	16,821
PetMed Express, Inc.(c)	273	7,518
Planet Fitness, Inc., Class A(b)	302	24,553
PlayAGS, Inc.(b)	414	3,391
Pool Corp.	161	79,582
Porch Group, Inc.(b)	12	240
Purple Innovation, Inc.(b)	254	6,198
Quotient Technology, Inc.(b)	847	6,149
RealReal, Inc. (The)(b)(c)	40	498
Red Robin Gourmet Burgers, Inc.(b)	295	7,222
Red Rock Resorts, Inc., Class A(b)	580	27,150
Regis Corp.(b)	445	2,412
Rent-A-Center, Inc.	860	54,249
Revolve Group, Inc.(b)	221	12,699
RH(b)	69	48,346
Ruth’s Hospitality Group, Inc.(b)	349	7,151
Sally Beauty Holdings, Inc.(b)	2,371	44,077
Scientific Games Corp.(b)	222	16,062
SeaWorld Entertainment, Inc.(b)	179	8,805
Shake Shack, Inc., Class A(b)	129	11,191
Shoe Carnival, Inc.	291	11,139
Shutterstock, Inc.	132	15,214
Skechers U.S.A., Inc., Class A(b)	1,772	89,362
Skyline Champion Corp.(b)	489	30,670
Sleep Number Corp.(b)	403	37,282
Smith & Wesson Brands, Inc.	959	23,141
Sonic Automotive, Inc., Class A	1,632	82,481
Sonos, Inc.(b)	786	31,228
Stamps.com, Inc.(b)	157	51,637
Standard Motor Products, Inc.	421	18,057
Steven Madden Ltd.	858	34,723
Stitch Fix, Inc., Class A(b)	448	18,776
Stoneridge, Inc.(b)	331	7,712
Strategic Education, Inc.	580	45,402
Stride, Inc.(b)	747	25,577
Sturm Ruger & Co., Inc.	263	20,564
Tempur Sealy International, Inc.	2,488	111,214
Terminix Global Holdings, Inc.(b)	1,262	52,537
Texas Roadhouse, Inc.	556	52,820
TopBuild Corp.(b)	324	70,888
Travel + Leisure Co.	1,020	55,855
Tupperware Brands Corp.(b)(c)	705	16,828
Under Armour, Inc., Class A(b)(c)	3,220	74,511
Unifi, Inc.(b)	348	8,088
Universal Electronics, Inc.(b)	255	12,883
Urban Outfitters, Inc.(b)	1,142	37,709
Vail Resorts, Inc.(b)	242	73,774
Veoneer, Inc. (Sweden)(b)	783	28,031
Vera Bradley, Inc.(b)	633	7,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Vista Outdoor, Inc.(b)	859	$35,090
Visteon Corp.(b)	317	33,501
Wendy’s Co. (The)	2,228	51,289
Wingstop, Inc.	65	11,175
Winmark Corp.	36	7,547
Winnebago Industries, Inc.	562	39,126
Wolverine World Wide, Inc.	1,451	52,033
WW International, Inc.(b)	274	5,932
Wyndham Hotels & Resorts, Inc.	693	50,381
Wynn Resorts Ltd.(b)	319	32,439
XL Fleet Corp.(b)(c)	10	68
XPEL, Inc.(b)(e)	23	1,748
YETI Holdings, Inc.(b)	245	24,338
Zumiez, Inc.(b)	430	17,282

		6,343,476

Consumer Staples-4.21%
Alico, Inc.	72	2,688
Andersons, Inc. (The)	2,595	78,836
B&G Foods, Inc.(c)	1,614	49,001
Beyond Meat, Inc.(b)(c)	43	5,145
Boston Beer Co., Inc. (The), Class A(b)(c)	34	19,387
Calavo Growers, Inc.	206	9,666
Cal-Maine Foods, Inc.	703	25,420
Celsius Holdings, Inc.(b)	15	1,226
Central Garden & Pet Co., Class A(b)	940	39,170
Chefs’ Warehouse, Inc. (The)(b)	453	13,694
Coca-Cola Consolidated, Inc.	121	49,145
Coty, Inc., Class A(b)	4,233	41,356
Darling Ingredients, Inc.(b)	1,339	99,756
Edgewell Personal Care Co.	935	39,551
elf Beauty, Inc.(b)	226	6,995
Energizer Holdings, Inc.	1,157	45,516
Farmer Brothers Co.(b)	420	3,108
Flowers Foods, Inc.	3,353	80,908
Fresh Del Monte Produce, Inc.	1,502	49,386
Freshpet, Inc.(b)	42	5,382
Grocery Outlet Holding Corp.(b)(c)	1,098	28,581
Hain Celestial Group, Inc. (The)(b)	1,245	46,575
Hostess Brands, Inc.(b)(c)	2,104	33,580
Ingles Markets, Inc., Class A	1,028	69,791
Inter Parfums, Inc.	123	8,922
J&J Snack Foods Corp.	126	20,634
John B. Sanfilippo & Son, Inc.	203	17,253
Lamb Weston Holdings, Inc.	941	61,306
Lancaster Colony Corp.	173	30,663
Medifast, Inc.	73	16,637
MGP Ingredients, Inc.	77	5,028
National Beverage Corp.	165	7,681
Natural Grocers by Vitamin Cottage, Inc.	500	6,045
Nu Skin Enterprises, Inc., Class A	1,058	53,556
Pilgrim’s Pride Corp.(b)	1,225	34,104
PriceSmart, Inc.	523	44,251
Primo Water Corp.	2,723	48,361
Sanderson Farms, Inc.	345	67,793
Seaboard Corp.	7	29,782
Seneca Foods Corp., Class A(b)	485	23,750
Simply Good Foods Co. (The)(b)(c)	603	21,479
Sprouts Farmers Market, Inc.(b)(c)	3,140	78,186
SunOpta, Inc. (Canada)(b)	948	8,940

	Shares	Value
Consumer Staples-(continued)
Tattooed Chef, Inc.(b)(c)	30	$635
Tootsie Roll Industries, Inc.(c)	427	13,515
TreeHouse Foods, Inc.(b)	1,494	55,980
Turning Point Brands, Inc.	150	7,464
Universal Corp.	744	37,646
USANA Health Sciences, Inc.(b)	181	17,562
Utz Brands, Inc.(c)	108	2,097
Vector Group Ltd.	1,867	28,042
WD-40 Co.	61	14,617
Weis Markets, Inc.	673	38,327

		1,644,119

Energy-4.82%
Arch Resources, Inc.(b)(c)	651	49,274
Archrock, Inc.	4,411	33,876
Berry Corp.	4,579	27,474
Bonanza Creek Energy, Inc.	508	19,751
Bristow Group, Inc.(b)	179	5,649
Cactus, Inc., Class A	494	18,530
Callon Petroleum Co.(b)(c)	1,456	49,752
Centennial Resource Development, Inc., Class A(b)	7,495	38,224
ChampionX Corp.(b)	1,062	24,776
Clean Energy Fuels Corp.(b)(c)	1,135	9,001
Comstock Resources, Inc.(b)	4,385	25,915
CONSOL Energy, Inc.(b)	1,591	36,323
Continental Resources, Inc.(c)	1,288	50,593
Core Laboratories N.V	348	9,591
CVR Energy, Inc.	3,626	52,214
Delek US Holdings, Inc.	4,281	73,248
DHT Holdings, Inc.(c)	6,827	37,753
DMC Global, Inc.(b)	132	5,302
Dorian LPG Ltd.	1,457	19,262
Dril-Quip, Inc.(b)	567	13,778
Exterran Corp.(b)	2,480	9,846
Frank’s International N.V.(b)	2,981	8,585
Golar LNG Ltd. (Cameroon)(b)	2,314	26,033
Green Plains, Inc.(b)	1,113	39,066
Helix Energy Solutions Group, Inc.(b)	6,104	22,951
International Seaways, Inc.	1,232	21,190
Kosmos Energy Ltd. (Ghana)(b)	10,894	25,710
Laredo Petroleum, Inc.(b)	581	31,391
Liberty Oilfield Services, Inc., Class A(b)	929	9,494
Magnolia Oil & Gas Corp., Class A	2,856	44,782
Matador Resources Co.	1,699	48,846
Nabors Industries Ltd.(b)	620	52,291
Navigator Holdings Ltd.(b)	843	7,418
Newpark Resources, Inc.(b)	4,272	11,193
NexTier Oilfield Solutions, Inc.(b)	4,615	16,614
Nordic American Tankers Ltd.(c)	5,057	11,985
Oceaneering International, Inc.(b)	2,055	25,277
Oil States International, Inc.(b)	3,602	21,108
Par Pacific Holdings, Inc.(b)	2,601	42,890
Patterson-UTI Energy, Inc.	8,146	63,213
PDC Energy, Inc.	2,187	91,307
Peabody Energy Corp.(b)	11,331	181,069
ProPetro Holding Corp.(b)	2,416	18,700
Range Resources Corp.(b)	4,649	67,968
Renewable Energy Group, Inc.(b)(c)	890	43,094
REX American Resources Corp.(b)	105	8,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Energy-(continued)
RPC, Inc.(b)(c)	3,659	$14,014
Scorpio Tankers, Inc. (Monaco)	1,820	29,502
Select Energy Services, Inc., Class A(b)	3,559	19,041
SFL Corp. Ltd. (Norway)	2,967	23,825
SM Energy Co.	4,289	81,920
Southwestern Energy Co.(b)	12,541	57,062
Talos Energy, Inc.(b)	867	10,751
Teekay Corp. (Bermuda)(b)(c)	11,569	35,054
Texas Pacific Land Corp.	21	28,555
Tidewater, Inc.(b)	983	11,305
US Silica Holdings, Inc.(b)	1,586	13,925
W&T Offshore, Inc.(b)	1,441	4,698

		1,880,859

Financials-6.96%
AMERISAFE, Inc.	302	17,380
Ares Management Corp., Class A	279	21,533
Argo Group International Holdings Ltd.	807	42,690
Artisan Partners Asset Management, Inc., Class A	1,003	52,116
AssetMark Financial Holdings, Inc.(b)	163	4,380
B. Riley Financial, Inc.	186	12,191
BGC Partners, Inc., Class A	8,633	44,460
Blucora, Inc.(b)	858	14,080
Brightsphere Investment Group, Inc.	901	24,498
BRP Group, Inc., Class A(b)	185	6,965
Cannae Holdings, Inc.(b)	262	8,363
Carlyle Group, Inc. (The)	930	45,923
Citizens, Inc.(b)(c)	1,258	7,510
Cohen & Steers, Inc.	202	17,717
Compass Diversified Holdings	1,323	37,666
Cowen, Inc., Class A	982	35,391
Crawford & Co., Class A	888	8,853
Credit Acceptance Corp.(b)(c)	194	112,458
Diamond Hill Investment Group, Inc.	64	11,714
Donegal Group, Inc., Class A	581	8,750
Donnelley Financial Solutions, Inc.(b)	540	18,009
eHealth, Inc.(b)	161	6,223
Employers Holdings, Inc.	779	32,071
Encore Capital Group, Inc.(b)	841	41,386
Enova International, Inc.(b)	1,482	48,876
Erie Indemnity Co., Class A	248	43,918
Essent Group Ltd.	1,781	83,850
Evercore, Inc., Class A	543	75,825
EZCORP, Inc., Class A(b)	2,378	16,384
FactSet Research Systems, Inc.	228	86,690
Federated Hermes, Inc., Class B	1,858	62,856
FirstCash, Inc.	698	59,812
Focus Financial Partners, Inc., Class A(b)	440	22,827
Goosehead Insurance, Inc., Class A	59	8,660
Green Dot Corp., Class A(b)	774	40,434
Greenhill & Co., Inc.	452	6,663
Hamilton Lane, Inc., Class A	154	13,255
Heritage Insurance Holdings, Inc.	1,944	13,608
Hilltop Holdings, Inc.	1,166	39,026
Houlihan Lokey, Inc.	713	64,313
James River Group Holdings Ltd.	1,464	53,861
Kinsale Capital Group, Inc.	125	22,731
LendingClub Corp.(b)	1,333	41,403
LendingTree, Inc.(b)	75	12,497

	Shares	Value
Financials-(continued)
MarketAxess Holdings, Inc.	101	$48,068
Mercury General Corp.	676	40,364
Moelis & Co., Class A	1,026	63,561
Morningstar, Inc.	118	31,623
NMI Holdings, Inc., Class A(b)	1,219	27,513
Open Lending Corp., Class A(b)	29	1,072
Oppenheimer Holdings, Inc., Class A	283	13,185
Palomar Holdings, Inc.(b)	98	8,800
PennyMac Mortgage Investment Trust	3,680	71,429
Piper Sandler Cos	353	50,451
PJT Partners, Inc., Class A	408	32,224
PRA Group, Inc.(b)	775	32,550
ProAssurance Corp.	1,321	33,686
PROG Holdings, Inc.	1,273	60,238
RLI Corp.	368	40,197
Safety Insurance Group, Inc.	330	26,832
Santander Consumer USA Holdings, Inc.	2,329	97,189
SEI Investments Co.	1,448	90,949
Selective Insurance Group, Inc.	1,034	86,411
SiriusPoint Ltd. (Bermuda)(b)	1,326	13,008
State Auto Financial Corp.	511	25,846
Stewart Information Services Corp.	696	43,813
Tradeweb Markets, Inc., Class A	1,054	91,709
Trupanion, Inc.(b)	68	6,227
United Fire Group, Inc.	744	19,314
United Insurance Holdings Corp.	1,300	4,953
Universal Insurance Holdings, Inc.	1,686	24,009
Virtu Financial, Inc., Class A	2,733	66,904
Virtus Investment Partners, Inc.	39	12,195
Walker & Dunlop, Inc.	30	3,332
Waterstone Financial, Inc.	445	9,025
Westwood Holdings Group, Inc.	225	5,013
White Mountains Insurance Group Ltd.	37	41,470
WisdomTree Investments, Inc.	1,269	8,007
World Acceptance Corp.(b)(c)	175	33,227

		2,714,210

Health Care-11.22%
10X Genomics, Inc., Class A(b)	23	4,046
ABIOMED, Inc.(b)	145	52,774
Acadia Healthcare Co., Inc.(b)	1,164	76,964
Acadia Pharmaceuticals, Inc.(b)	207	3,625
Acceleron Pharma, Inc.(b)	12	1,607
Accuray, Inc.(b)(c)	939	3,822
AdaptHealth Corp.(b)	382	9,183
Addus HomeCare Corp.(b)	154	13,848
Akebia Therapeutics, Inc.(b)	62	182
Alkermes PLC(b)	1,098	34,323
Allscripts Healthcare Solutions, Inc.(b)	2,518	38,676
Amedisys, Inc.(b)	160	29,352
AMN Healthcare Services, Inc.(b)	456	51,765
Amneal Pharmaceuticals, Inc.(b)	3,650	20,586
Amphastar Pharmaceuticals, Inc.(b)	458	9,004
AnaptysBio, Inc.(b)	98	2,510
AngioDynamics, Inc.(b)	338	9,565
ANI Pharmaceuticals, Inc.(b)	123	3,731
Anika Therapeutics, Inc.(b)	136	5,866
Antares Pharma, Inc.(b)	648	2,553
Apollo Medical Holdings, Inc.(b)(c)	322	24,443
Arcus Biosciences, Inc.(b)(c)	141	4,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Arrowhead Pharmaceuticals, Inc.(b)	59	$3,960
AtriCure, Inc.(b)	79	5,816
Atrion Corp.	13	9,023
Avanos Medical, Inc.(b)	492	16,236
Avid Bioservices, Inc.(b)	101	2,448
AxoGen, Inc.(b)	75	1,280
BioLife Solutions, Inc.(b)	51	2,976
BioMarin Pharmaceutical, Inc.(b)	905	76,210
BioNTech SE, ADR (Germany)(b)	42	13,826
Bio-Techne Corp.	104	51,911
Blueprint Medicines Corp.(b)	185	17,255
Brookdale Senior Living, Inc.(b)	7,591	55,414
Bruker Corp.	539	47,599
Cardiovascular Systems, Inc.(b)	110	3,937
CareDx, Inc.(b)	61	4,470
Castle Biosciences, Inc.(b)	44	3,376
Catalent, Inc.(b)	825	107,613
Change Healthcare, Inc.(b)	1,906	41,608
Charles River Laboratories International, Inc.(b) .	223	98,981
Chemed Corp.	130	61,971
Codexis, Inc.(b)(c)	61	1,648
Coherus Biosciences, Inc.(b)	825	13,184
Collegium Pharmaceutical, Inc.(b)	309	6,344
Computer Programs & Systems, Inc.(b)	209	7,434
CONMED Corp.	151	19,832
Corcept Therapeutics, Inc.(b)	703	14,960
CorVel Corp.(b)	65	10,713
Covetrus, Inc.(b)	1,551	35,037
Cross Country Healthcare, Inc.(b)	543	11,810
CryoLife, Inc.(b)	188	4,933
CryoPort, Inc.(b)(c)	44	2,797
CytomX Therapeutics, Inc.(b)	30	154
Denali Therapeutics, Inc.(b)	141	7,501
DexCom, Inc.(b)	140	74,119
Dicerna Pharmaceuticals, Inc.(b)	278	5,721
Eagle Pharmaceuticals, Inc.(b)	171	9,126
Emergent BioSolutions, Inc.(b)	698	44,030
Enanta Pharmaceuticals, Inc.(b)	122	6,978
Endo International PLC(b)	5,706	13,067
Ensign Group, Inc. (The)	525	42,877
Envista Holdings Corp.(b)	1,665	71,245
Evolent Health, Inc., Class A(b)(c)	794	19,501
Exact Sciences Corp.(b)(c)	350	36,533
Exelixis, Inc.(b)	1,854	35,541
FibroGen, Inc.(b)	379	4,408
Fluidigm Corp.(b)	337	2,430
Fulgent Genetics, Inc.(b)(c)	84	7,664
Glaukos Corp.(b)	101	6,023
Global Cord Blood Corp. (Hong Kong)(b)	578	2,861
Globus Medical, Inc., Class A(b)	571	46,594
Guardant Health, Inc.(b)	85	10,818
Haemonetics Corp.(b)	496	31,124
Halozyme Therapeutics, Inc.(b)	326	13,689
Hanger, Inc.(b)	552	13,182
Health Catalyst, Inc.(b)(c)	52	2,840
HealthEquity, Inc.(b)	303	19,444
HealthStream, Inc.(b)	279	8,479
Heska Corp.(b)	23	6,102
Hill-Rom Holdings, Inc.	733	106,710
Horizon Therapeutics PLC(b)	782	84,526

	Shares	Value
Health Care-(continued)
ICU Medical, Inc.(b)	170	$33,890
IDEXX Laboratories, Inc.(b)	154	103,759
Incyte Corp.(b)	615	47,041
Inmode Ltd.(b)	58	7,591
Innoviva, Inc.(b)	1,074	16,389
Inogen, Inc.(b)	114	6,748
Inovalon Holdings, Inc., Class A(b)	646	26,389
Inspire Medical Systems, Inc.(b)	5	1,118
Insulet Corp.(b)	69	20,549
Integer Holdings Corp.(b)	336	33,193
Integra LifeSciences Holdings Corp.(b)	567	42,655
Intersect ENT, Inc.(b)	14	381
Invacare Corp.(b)	1,341	11,345
Ionis Pharmaceuticals, Inc.(b)	1,032	41,032
iRhythm Technologies, Inc.(b)	57	2,725
Ironwood Pharmaceuticals, Inc.(b)	744	9,746
Joint Corp. (The)(b)	20	2,043
Jounce Therapeutics, Inc.(b)	45	280
Lannett Co., Inc.(b)(c)	1,796	6,322
Lantheus Holdings, Inc.(b)	383	10,100
LeMaitre Vascular, Inc.	84	4,756
LHC Group, Inc.(b)	274	51,172
Ligand Pharmaceuticals, Inc.(b)	235	31,091
LivaNova PLC(b)	234	19,349
Magellan Health, Inc.(b)	618	58,475
Masimo Corp.(b)	182	49,420
MEDNAX, Inc.(b)	1,297	41,647
Medpace Holdings, Inc.(b)	158	28,811
Meridian Bioscience, Inc.(b)	362	7,327
Merit Medical Systems, Inc.(b)	395	28,349
Mesa Laboratories, Inc.	27	7,207
MiMedx Group, Inc.(b)(c)	65	959
Moderna, Inc.(b)	518	195,125
ModivCare, Inc.(b)	235	46,356
Myriad Genetics, Inc.(b)	700	25,046
Natera, Inc.(b)	3	355
National HealthCare Corp.	333	24,592
National Research Corp.	79	4,266
Natus Medical, Inc.(b)	413	10,953
Neogen Corp.(b)	343	15,017
NeoGenomics, Inc.(b)	295	14,343
Neurocrine Biosciences, Inc.(b)	307	29,226
Nevro Corp.(b)	41	5,002
NextGen Healthcare, Inc.(b)	610	9,309
NGM Biopharmaceuticals, Inc.(b)	16	349
Novavax, Inc.(b)(c)	93	22,184
Novocure Ltd.(b)	48	6,442
NuVasive, Inc.(b)	485	30,138
Omnicell, Inc.(b)	215	33,383
OPKO Health, Inc.(b)	4,473	17,266
OptimizeRx Corp.(b)	13	860
Option Care Health, Inc.(b)	1,054	28,195
OraSure Technologies, Inc.(b)(c)	587	6,428
Organogenesis Holdings, Inc.(b)	39	665
Orthofix Medical, Inc.(b)	246	10,430
OrthoPediatrics Corp.(b)	26	1,823
Owens & Minor, Inc.	2,650	98,792
Pacific Biosciences of California, Inc.(b)	68	2,129
Pacira BioSciences, Inc.(b)	172	10,198
Patterson Cos., Inc.	1,304	39,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Pennant Group, Inc. (The)(b)	139	$4,249
Penumbra, Inc.(b)	42	11,548
Personalis, Inc.(b)	23	487
PetIQ, Inc.(b)(c)	238	6,176
Phibro Animal Health Corp., Class A	459	11,149
Phreesia, Inc.(b)	69	4,937
Premier, Inc., Class A	1,220	45,360
Prestige Consumer Healthcare, Inc.(b)	735	42,182
Progyny, Inc.(b)	50	2,794
PTC Therapeutics, Inc.(b)	36	1,571
Quanterix Corp.(b)	23	1,174
Quidel Corp.(b)(c)	341	43,972
R1 RCM, Inc.(b)	361	7,119
RadNet, Inc.(b)	699	21,956
REGENXBIO, Inc.(b)	44	1,421
Repligen Corp.(b)	102	28,864
Sangamo Therapeutics, Inc.(b)	783	7,760
Sarepta Therapeutics, Inc.(b)	204	15,936
Seagen, Inc.(b)	370	62,012
Select Medical Holdings Corp.	2,130	73,634
Shockwave Medical, Inc.(b)	1	214
SI-BONE, Inc.(b)	11	269
Simulations Plus, Inc.	36	1,595
SmileDirectClub, Inc.(b)(c)	3,398	18,689
STAAR Surgical Co.(b)	38	5,870
Supernus Pharmaceuticals, Inc.(b)	578	15,912
Surgalign Holdings, Inc.(b)	1,636	2,487
Surgery Partners, Inc.(b)	293	14,416
SurModics, Inc.(b)	62	3,724
Syneos Health, Inc.(b)	941	87,306
Tabula Rasa HealthCare, Inc.(b)	108	3,381
Tactile Systems Technology, Inc.(b)	54	2,402
Tandem Diabetes Care, Inc.(b)	96	10,768
Taro Pharmaceutical Industries Ltd.(b)	114	7,731
Teladoc Health, Inc.(b)(c)	325	46,937
Teleflex, Inc.	197	77,906
Tivity Health, Inc.(b)	504	11,718
Translate Bio, Inc.(b)	426	15,932
Travere Therapeutics, Inc.(b)	138	3,013
Ultragenyx Pharmaceutical, Inc.(b)	15	1,444
United Therapeutics Corp.(b)	422	90,679
US Physical Therapy, Inc.	96	11,270
Vanda Pharmaceuticals, Inc.(b)	468	7,834
Varex Imaging Corp.(b)	495	14,439
Veeva Systems, Inc., Class A(b)	227	75,359
Veracyte, Inc.(b)	111	5,340
Vericel Corp.(b)	56	3,034
Vocera Communications, Inc.(b)(c)	149	7,225
West Pharmaceutical Services, Inc.	218	98,453
Xencor, Inc.(b)	178	6,029
Zynex, Inc.(b)(c)	41	550

		4,377,340

Industrials-22.58%
AAON, Inc.	214	14,576
AAR Corp.(b)	691	23,390
ABM Industries, Inc.	1,811	89,681
ACCO Brands Corp.	3,662	34,313
Advanced Drainage Systems, Inc.	319	36,414
Aerojet Rocketdyne Holdings, Inc.	1,011	41,977

	Shares	Value
Industrials-(continued)
AeroVironment, Inc.(b)	102	$10,441
Air Transport Services Group, Inc.(b)	1,688	46,234
Alamo Group, Inc.	149	23,096
Alaska Air Group, Inc.(b)	453	25,975
Albany International Corp., Class A	305	23,891
Allegiant Travel Co.(b)	48	9,237
Allegion PLC	632	91,002
Allison Transmission Holdings, Inc.	2,089	77,251
Altra Industrial Motion Corp.	817	47,844
AMERCO	125	82,644
Ameresco, Inc., Class A(b)	110	7,606
American Airlines Group, Inc.(b)(c)	1,039	20,718
American Woodmark Corp.(b)	304	21,420
API Group Corp.(b)(e)	2,654	61,546
Apogee Enterprises, Inc.	691	29,699
Applied Industrial Technologies, Inc.	563	50,000
ArcBest Corp.	535	35,701
Arcosa, Inc.	862	43,807
Argan, Inc.	316	14,631
Armstrong World Industries, Inc.	327	33,985
ASGN, Inc.(b)	701	78,645
Astec Industries, Inc.	336	20,543
Astronics Corp.(b)	808	10,795
Atkore, Inc.(b)	430	39,891
Atlas Air Worldwide Holdings, Inc.(b)	1,145	83,780
Axon Enterprise, Inc.(b)	137	24,916
AZZ, Inc.	461	24,687
Barnes Group, Inc.	741	35,323
Barrett Business Services, Inc.	120	9,300
Beacon Roofing Supply, Inc.(b)	1,388	71,454
Bloom Energy Corp., Class A(b)(c)	110	2,356
Boise Cascade Co.	1,115	64,503
Brady Corp., Class A	640	34,131
BrightView Holdings, Inc.(b)	1,207	18,503
Brink’s Co. (The)	688	53,774
BWX Technologies, Inc.	725	41,637
Casella Waste Systems, Inc., Class A(b)	210	15,538
CBIZ, Inc.(b)	748	25,514
Chart Industries, Inc.(b)	244	45,965
Cimpress PLC (Ireland)(b)	625	59,362
CIRCOR International, Inc.(b)	249	8,902
Clarivate PLC (United Kingdom)(b)(c)	1,080	27,205
Clean Harbors, Inc.(b)	676	69,371
Colfax Corp.(b)	1,542	74,278
Columbus McKinnon Corp.	312	14,368
Comfort Systems USA, Inc.	576	43,764
Construction Partners, Inc.(b)	449	15,028
Copart, Inc.(b)	674	97,272
CoreCivic, Inc.(b)	6,820	66,290
Cornerstone Building Brands, Inc.(b)	1,456	24,199
Costamare, Inc. (Monaco)	1,603	23,051
CoStar Group, Inc.(b)	1,070	90,672
Covanta Holding Corp.	2,775	55,639
CRA International, Inc.	124	11,531
Crane Co.	769	78,261
CSW Industrials, Inc.	103	13,677
Curtiss-Wright Corp.	578	70,389
Deluxe Corp.	905	34,707
Donaldson Co., Inc.	1,180	79,945
Douglas Dynamics, Inc.	298	11,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Ducommun, Inc.(b)	178	$9,381
DXP Enterprises, Inc.(b)	516	15,470
Dycom Industries, Inc.(b)	657	49,492
Echo Global Logistics, Inc.(b)	812	26,699
Encore Wire Corp.	301	25,588
Energy Recovery, Inc.(b)	118	2,411
Enerpac Tool Group Corp.	476	11,976
EnerSys	647	54,730
Ennis, Inc.	526	10,210
EnPro Industries, Inc.	311	26,594
ESCO Technologies, Inc.	228	20,547
Evoqua Water Technologies Corp.(b)	772	30,046
Exponent, Inc.	238	27,822
Federal Signal Corp.	634	25,759
Flowserve Corp.	1,885	73,270
Forrester Research, Inc.(b)	103	4,898
Forward Air Corp.	298	26,275
Franklin Electric Co., Inc.	342	29,063
FTI Consulting, Inc.(b)	524	73,208
FuelCell Energy, Inc.(b)(c)	3	19
Gates Industrial Corp. PLC(b)	939	15,381
GATX Corp.	658	60,325
Genco Shipping & Trading Ltd.	940	18,321
Generac Holdings, Inc.(b)	181	79,093
Gibraltar Industries, Inc.(b)	278	20,755
Global Industrial Co.	178	6,851
GMS, Inc.(b)	963	47,582
Gorman-Rupp Co. (The)	204	7,154
Graco, Inc.	868	68,069
GrafTech International Ltd.	2,626	29,070
Granite Construction, Inc.	1,473	59,715
Great Lakes Dredge & Dock Corp.(b)	975	14,732
Greenbrier Cos., Inc. (The)	1,040	45,864
Griffon Corp.	1,210	29,282
H&E Equipment Services, Inc.	752	25,606
Harsco Corp.(b)	1,076	19,626
Healthcare Services Group, Inc.	1,074	28,096
Heartland Express, Inc.	910	15,270
HEICO Corp.	366	46,416
Heidrick & Struggles International, Inc.	299	12,923
Helios Technologies, Inc.	236	19,262
Herc Holdings, Inc.(b)	494	64,936
Heritage-Crystal Clean, Inc.(b)	192	5,672
Herman Miller, Inc.	1,020	42,871
Hexcel Corp.(b)(c)	1,122	63,629
Hillenbrand, Inc.	1,198	55,611
HNI Corp.	907	34,366
Hub Group, Inc., Class A(b)	731	51,316
Huron Consulting Group, Inc.(b)	420	20,735
Hyster-Yale Materials Handling, Inc.	285	16,704
IAA, Inc.(b)	893	47,436
ICF International, Inc.	328	30,720
IDEX Corp.	414	92,736
IES Holdings, Inc.(b)	314	15,355
Insperity, Inc.	721	79,555
Insteel Industries, Inc.	280	10,360
Interface, Inc.	1,338	19,240
ITT, Inc.	862	82,468
JELD-WEN Holding, Inc.(b)	1,698	46,763
JetBlue Airways Corp.(b)	1,581	23,921

	Shares	Value
Industrials-(continued)
John Bean Technologies Corp.	244	$35,597
Kadant, Inc.	97	20,285
Kaman Corp.	359	14,030
KAR Auction Services, Inc.(b)	3,926	66,389
KBR, Inc.	2,160	84,110
Kelly Services, Inc., Class A	2,257	43,876
Kennametal, Inc.	1,139	42,348
Kforce, Inc.	406	23,719
Kimball International, Inc., Class B	829	10,338
Kirby Corp.(b)	1,217	65,219
Korn Ferry	786	55,562
Kratos Defense & Security Solutions, Inc.(b)	660	16,315
Landstar System, Inc.	444	74,605
Lawson Products, Inc.(b)	96	5,064
LB Foster Co., Class A(b)	385	6,564
Lennox International, Inc.	234	78,432
Lincoln Electric Holdings, Inc.	594	82,928
Lindsay Corp.	64	10,544
Luxfer Holdings PLC (United Kingdom)	264	5,636
Lydall, Inc.(b)	347	21,507
Lyft, Inc., Class A(b)	182	8,665
Macquarie Infrastructure Corp.	2,495	99,426
Manitowoc Co., Inc. (The)(b)	973	23,595
ManTech International Corp., Class A	600	47,502
Marten Transport Ltd.	1,221	19,035
Masonite International Corp.(b)	360	43,085
Matrix Service Co.(b)	1,175	13,254
Matson, Inc.	796	63,019
Matthews International Corp., Class A	778	28,809
Maxar Technologies, Inc.	1,117	35,509
McGrath RentCorp.	302	21,074
Mercury Systems, Inc.(b)	438	22,066
Meritor, Inc.(b)	2,459	58,327
Middleby Corp. (The)(b)	437	79,945
Moog, Inc., Class A	841	66,809
MRC Global, Inc.(b)	3,976	32,603
MSA Safety, Inc.	217	35,336
Mueller Industries, Inc.	857	38,231
Mueller Water Products, Inc., Class A	1,787	29,700
MYR Group, Inc.(b)	364	37,860
National Presto Industries, Inc.	85	7,101
NN, Inc.(b)	1,212	6,593
Nordson Corp.	337	80,408
NOW, Inc.(b)	3,360	25,805
NV5 Global, Inc.(b)(c)	109	11,516
nVent Electric PLC	2,577	88,546
Omega Flex, Inc.	24	3,648
PAE, Inc.(b)	4,258	28,486
Park Aerospace Corp.	324	4,724
Park-Ohio Holdings Corp.	340	8,765
Parsons Corp.(b)	1,620	57,397
PGT Innovations, Inc.(b)	632	13,417
Pitney Bowes, Inc.	5,687	42,482
Powell Industries, Inc.	259	6,553
Primoris Services Corp.	1,582	40,657
Proto Labs, Inc.(b)	204	15,129
Quanex Building Products Corp.	663	15,620
Raven Industries, Inc.(b)	246	14,354
RBC Bearings, Inc.(b)	142	32,876
Regal Beloit Corp.	619	92,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Resideo Technologies, Inc.(b)	2,328	$75,055
Resources Connection, Inc.	902	14,252
REV Group, Inc.	676	10,992
Rexnord Corp.	986	59,909
Rollins, Inc.	1,725	67,137
Saia, Inc.(b)	172	41,302
Shyft Group, Inc. (The)	251	11,046
Simpson Manufacturing Co., Inc.	367	41,526
SiteOne Landscape Supply, Inc.(b)	210	42,021
SkyWest, Inc.(b)	427	19,920
SP Plus Corp.(b)	572	18,527
Spirit AeroSystems Holdings, Inc., Class A	938	36,807
Spirit Airlines, Inc.(b)	352	8,635
SPX Corp.(b)	399	24,930
SPX FLOW, Inc.	446	35,916
Standex International Corp.	157	15,581
Steelcase, Inc., Class A	3,851	54,261
Stericycle, Inc.(b)	903	62,849
Sunrun, Inc.(b)	264	11,682
Team, Inc.(b)	1,473	6,599
Tennant Co.	231	17,089
Terex Corp.	1,109	56,614
Tetra Tech, Inc.	539	77,530
Textainer Group Holdings Ltd. (China)(b)	1,401	46,541
Thermon Group Holdings, Inc.(b)	491	8,200
Timken Co. (The)	1,057	77,732
Titan Machinery, Inc.(b)	670	19,242
Toro Co. (The)	701	77,068
TPI Composites, Inc.(b)(c)	338	12,273
Trex Co., Inc.(b)	221	24,257
TriMas Corp.(b)	690	22,156
TriNet Group, Inc.(b)	658	60,589
Triumph Group, Inc.(b)	333	6,147
TrueBlue, Inc.(b)	1,237	33,807
Tutor Perini Corp.(b)	3,376	48,682
UFP Industries, Inc.	938	70,425
UniFirst Corp.	246	56,351
United Airlines Holdings, Inc.(b)(c)	1,612	74,974
Universal Logistics Holdings, Inc.	243	5,314
Upwork, Inc.(b)	154	6,885
US Ecology, Inc.(b)	534	19,144
Valmont Industries, Inc.	252	62,713
Veritiv Corp.(b)	1,396	125,179
Vertiv Holdings Co.	1,049	29,550
Viad Corp.(b)	206	8,897
Vicor Corp.(b)	56	6,909
Wabash National Corp.	1,743	27,086
Watts Water Technologies, Inc., Class A	296	50,785
Welbilt, Inc.(b)	721	16,871
Werner Enterprises, Inc.	1,206	56,875
WillScot Mobile Mini Holdings Corp.(b)	1,018	30,133
Woodward, Inc.	559	67,605

		8,811,389

Information Technology-15.70%
3D Systems Corp.(b)	393	11,963
8x8, Inc.(b)	150	3,623
A10 Networks, Inc.(b)	580	8,056
ACI Worldwide, Inc.(b)	1,001	32,262
ACM Research, Inc., Class A(b)	33	2,942

	Shares	Value
Information Technology-(continued)
ADTRAN, Inc.	482	$9,958
Advanced Energy Industries, Inc.	265	23,898
Agilysys, Inc.(b)	62	3,523
Alarm.com Holdings, Inc.(b)	157	13,240
Alpha & Omega Semiconductor Ltd.(b)	298	8,657
Altair Engineering, Inc., Class A(b)	142	10,507
Alteryx, Inc., Class A(b)	174	12,871
Ambarella, Inc.(b)	90	9,321
Amkor Technology, Inc.	4,221	115,951
Anaplan, Inc.(b)	100	5,998
AppFolio, Inc., Class A(b)	57	6,732
Appian Corp.(b)	56	6,003
Applied Optoelectronics, Inc.(b)(c)	406	2,976
Arlo Technologies, Inc.(b)	669	4,148
Aspen Technology, Inc.(b)	234	30,303
AudioCodes Ltd. (Israel)	139	4,351
Avalara, Inc.(b)	99	17,790
Avaya Holdings Corp.(b)	2,160	43,567
Avid Technology, Inc.(b)	83	2,142
Axcelis Technologies, Inc.(b)	317	15,758
Badger Meter, Inc.	147	15,742
Belden, Inc.	782	44,770
Benchmark Electronics, Inc.	1,253	33,869
Benefitfocus, Inc.(b)	216	2,607
Black Knight, Inc.(b)	798	60,385
Blackbaud, Inc.(b)	322	22,440
Blackline, Inc.(b)(c)	89	9,710
Bottomline Technologies (DE), Inc.(b)	353	14,921
Box, Inc., Class A(b)	769	19,825
Brightcove, Inc.(b)	215	2,442
Brooks Automation, Inc.	274	23,279
CalAmp Corp.(b)	388	4,400
Calix, Inc.(b)	151	7,037
Cambium Networks Corp.(b)	32	1,199
Cantaloupe, Inc.(b)(c)	132	1,352
Casa Systems, Inc.(b)	457	3,217
CDK Global, Inc.	636	26,458
Cerence, Inc.(b)(c)	308	33,400
Ceridian HCM Holding, Inc.(b)	315	35,390
CEVA, Inc.(b)	119	5,742
ChannelAdvisor Corp.(b)	162	4,150
Ciena Corp.(b)	1,719	98,207
Cirrus Logic, Inc.(b)	655	54,804
Cloudera, Inc.(b)	3,803	60,582
Cloudflare, Inc., Class A(b)	143	17,266
CMC Materials, Inc.	277	36,736
Cognex Corp.	725	64,250
Coherent, Inc.(b)	118	29,815
Cohu, Inc.(b)	348	12,417
CommVault Systems, Inc.(b)	286	23,157
Comtech Telecommunications Corp.	577	14,725
Conduent, Inc.(b)	7,884	57,553
Cornerstone OnDemand, Inc.(b)	280	16,044
Coupa Software, Inc.(b)	56	13,709
Cree, Inc.(b)(c)	298	25,324
Crowdstrike Holdings, Inc., Class A(b)	138	38,778
CSG Systems International, Inc.	568	27,383
CTS Corp.	339	11,892
Daktronics, Inc.(b)	1,199	7,302
Datadog, Inc., Class A(b)	177	24,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Diebold Nixdorf, Inc.(b)	1,768	$19,236
Digi International, Inc.(b)	442	9,715
Digimarc Corp.(b)(c)	5	146
Digital Turbine, Inc.(b)(c)	72	4,208
Diodes, Inc.(b)	577	55,871
DocuSign, Inc.(b)	294	87,095
Dolby Laboratories, Inc., Class A	900	89,199
Dropbox, Inc., Class A(b)	3,164	100,330
DSP Group, Inc.(b)	218	4,774
Dynatrace, Inc.(b)	236	16,220
Ebix, Inc.	441	12,692
EchoStar Corp., Class A(b)	3,360	90,720
Elastic N.V.(b)	61	9,733
Enphase Energy, Inc.(b)	163	28,318
Entegris, Inc.	540	64,876
Envestnet, Inc.(b)	390	31,149
EPAM Systems, Inc.(b)	134	84,797
ePlus, Inc.(b)	209	22,618
Euronet Worldwide, Inc.(b)	513	68,347
Everbridge, Inc.(b)(c)	52	8,162
EVERTEC, Inc.	373	17,251
Evo Payments, Inc., Class A(b)	114	2,900
ExlService Holdings, Inc.(b)	296	36,449
Extreme Networks, Inc.(b)	1,087	11,772
F5 Networks, Inc.(b)	501	101,989
Fabrinet (Thailand)(b)	399	41,105
Fair Isaac Corp.(b)	133	61,145
FARO Technologies, Inc.(b)	103	7,101
Fastly, Inc., Class A(b)	140	6,104
FireEye, Inc.(b)	883	16,062
First Solar, Inc.(b)	1,138	106,972
Five9, Inc.(b)	52	8,228
FormFactor, Inc.(b)	636	24,728
Genpact Ltd.	1,961	101,737
Grid Dynamics Holdings, Inc.(b)	377	10,092
Guidewire Software, Inc.(b)	364	43,119
Hackett Group, Inc. (The)	351	6,880
Harmonic, Inc.(b)	1,075	9,933
HubSpot, Inc.(b)	39	26,694
Ichor Holdings Ltd.(b)	220	9,748
II-VI, Inc.(b)(c)	1,052	66,255
Impinj, Inc.(b)(c)	43	2,507
Infinera Corp.(b)(c)	1,002	8,487
Inseego Corp.(b)(c)	301	2,528
InterDigital, Inc.	368	26,537
IPG Photonics Corp.(b)	241	41,134
Itron, Inc.(b)	365	30,664
J2 Global, Inc.(b)	509	70,089
Jack Henry & Associates, Inc.	541	95,422
Knowles Corp.(b)	1,429	28,580
Kulicke & Soffa Industries, Inc. (Singapore)	534	37,481
Lattice Semiconductor Corp.(b)	301	18,698
Limelight Networks, Inc.(b)(c)	1,550	4,185
Littelfuse, Inc.	196	55,938
LivePerson, Inc.(b)(c)	93	5,961
LiveRamp Holdings, Inc.(b)	613	30,037
Lumentum Holdings, Inc.(b)	938	81,268
MACOM Technology Solutions Holdings, Inc.(b)	190	11,535
MagnaChip Semiconductor Corp. (South Korea)(b)	304	5,548

	Shares	Value
Information Technology-(continued)
Manhattan Associates, Inc.(b)	159	$25,915
Marathon Digital Holdings, Inc.(b)(c)	32	1,299
Maximus, Inc.	849	73,939
MaxLinear, Inc.(b)	300	15,669
Medallia, Inc.(b)	245	8,274
Methode Electronics, Inc.	514	23,937
MicroStrategy, Inc., Class A(b)(c)	51	35,409
Mimecast Ltd.(b)	230	16,056
MiX Telematics Ltd., ADR (South Africa)	131	1,720
MKS Instruments, Inc.	383	56,370
Model N, Inc.(b)	78	2,645
Momentive Global, Inc.(b)	418	8,197
MongoDB, Inc.(b)(c)	13	5,094
Monolithic Power Systems, Inc.	109	53,947
N-able, Inc.(b)(c)	440	5,953
National Instruments Corp.	1,378	57,628
Net 1 UEPS Technologies, Inc. (South Africa)(b) .	281	1,245
NETGEAR, Inc.(b)	704	25,154
NetScout Systems, Inc.(b)	1,781	48,835
New Relic, Inc.(b)	193	15,434
nLight, Inc.(b)	176	4,859
Novanta, Inc.(b)	122	18,693
Nuance Communications, Inc.(b)	1,079	59,399
Nutanix, Inc., Class A(b)	438	16,167
Okta, Inc.(b)	71	18,716
OneSpan, Inc.(b)	225	4,336
Onto Innovation, Inc.(b)	388	28,762
Opera Ltd., ADR (Norway)(b)	1,681	17,499
OSI Systems, Inc.(b)	282	27,901
PagerDuty, Inc.(b)	148	6,334
PAR Technology Corp.(b)(c)	31	2,106
Paya Holdings, Inc., Class A(b)	92	888
Paycom Software, Inc.(b)	81	39,601
Paylocity Holding Corp.(b)	77	20,728
PC Connection, Inc.	639	30,934
PDF Solutions, Inc.(b)	214	4,819
Pegasystems, Inc.	91	12,524
Perficient, Inc.(b)	218	25,990
Photronics, Inc.(b)	1,705	25,694
Ping Identity Holding Corp.(b)	216	5,605
Plantronics, Inc.(b)	642	19,119
Plexus Corp.(b)	537	49,313
Power Integrations, Inc.	308	33,461
Progress Software Corp.	471	21,930
PROS Holdings, Inc.(b)	93	4,021
PTC, Inc.(b)	317	41,736
Pure Storage, Inc., Class A(b)	2,212	57,136
Q2 Holdings, Inc.(b)	88	7,752
QAD, Inc., Class A	95	8,266
Qualys, Inc.(b)	251	29,462
Rambus, Inc.(b)	1,251	29,774
Rapid7, Inc.(b)	60	7,291
Repay Holdings Corp.(b)(c)	984	22,642
Ribbon Communications, Inc.(b)	1,847	12,061
RingCentral, Inc., Class A(b)	67	16,901
Rogers Corp.(b)	142	30,162
Sabre Corp.(b)(c)	1,250	14,038
SailPoint Technologies Holding, Inc.(b)(c)	222	10,403
ScanSource, Inc.(b)	1,456	51,805
Semtech Corp.(b)	462	32,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Silicon Laboratories, Inc.(b)	234	$36,883
SiTime Corp.(b)	22	4,683
SMART Global Holdings, Inc.(b)	290	14,053
Smartsheet, Inc., Class A(b)	140	11,140
SolarEdge Technologies, Inc.(b)	134	38,831
SolarWinds Corp.	391	6,674
Splunk, Inc.(b)	330	50,447
Sprout Social, Inc., Class A(b)	48	5,837
SPS Commerce, Inc.(b)	137	18,568
StoneCo.Ltd., Class A (Brazil)(b)	286	13,310
Stratasys Ltd.(b)(c)	762	16,048
SunPower Corp.(b)(c)	39	840
Super Micro Computer, Inc.(b)	1,100	40,194
Switch, Inc., Class A	964	23,917
Synaptics, Inc.(b)	282	53,518
Teledyne Technologies, Inc.(b)	209	96,846
Tenable Holdings, Inc.(b)	141	6,256
Teradata Corp.(b)	1,051	57,479
Trade Desk, Inc. (The), Class A(b)	568	45,468
TTEC Holdings, Inc.	147	15,503
TTM Technologies, Inc.(b)	3,062	42,868
Tucows, Inc., Class A(b)	57	4,224
Tufin Software Technologies Ltd. (Israel)(b)	58	638
Twilio, Inc., Class A(b)	245	87,455
Tyler Technologies, Inc.(b)	115	55,856
Ultra Clean Holdings, Inc.(b)	394	18,219
Universal Display Corp.	111	23,154
Upland Software, Inc.(b)	138	5,379
Varonis Systems, Inc.(b)(c)	61	4,210
Veeco Instruments, Inc.(b)	433	9,868
Velodyne Lidar, Inc.(b)(c)	22	145
Verint Systems, Inc.(b)	1,075	47,988
Verra Mobility Corp.(b)	677	10,500
ViaSat, Inc.(b)	1,473	76,066
Viavi Solutions, Inc.(b)	1,864	30,365
Vishay Intertechnology, Inc.	2,423	53,233
Vonage Holdings Corp.(b)	1,549	21,841
WEX, Inc.(b)	418	76,732
Workiva, Inc.(b)(c)	55	7,715
Xperi Holding Corp.	1,790	38,252
Yext, Inc.(b)	338	4,570
Zendesk, Inc.(b)	110	13,596
Zoom Video Communications, Inc., Class A(b)	242	70,059
Zscaler, Inc.(b)	48	13,360
Zuora, Inc., Class A(b)	319	5,417

		6,126,335

Materials-6.51%
AdvanSix, Inc.(b)	660	24,090
Allegheny Technologies, Inc.(b)	2,652	47,365
American Vanguard Corp.	498	7,634
AptarGroup, Inc.	540	72,792
Arconic Corp.(b)	1,416	48,838
Ashland Global Holdings, Inc.	914	83,274
Avient Corp.	1,189	61,935
Axalta Coating Systems Ltd.(b)	2,399	73,265
Balchem Corp.	187	26,259
Cabot Corp.	1,028	54,895
Carpenter Technology Corp.	1,132	37,752
Century Aluminum Co.(b)	999	12,807

	Shares	Value
Materials-(continued)
Chase Corp.	66	$7,557
Clearwater Paper Corp.(b)	992	32,230
Cleveland-Cliffs, Inc.(b)(c)	2,815	66,068
Coeur Mining, Inc.(b)	1,989	14,022
Compass Minerals International, Inc.	515	34,469
Eagle Materials, Inc.	418	65,559
Ecovyst, Inc.	927	12,060
Element Solutions, Inc.	2,327	52,893
Ferro Corp.(b)	543	11,294
Ferroglobe PLC(b)	2,083	17,310
Forterra, Inc.(b)	469	10,806
GCP Applied Technologies, Inc.(b)	560	13,350
Glatfelter Corp.	1,268	20,034
Gold Resource Corp.	1,468	2,525
Greif, Inc., Class A	1,252	79,277
H.B. Fuller Co.	843	56,961
Hawkins, Inc.	320	12,122
Haynes International, Inc.	283	11,108
Hecla Mining Co.	3,858	23,727
Ingevity Corp.(b)	432	34,728
Innospec, Inc.	318	29,765
Intrepid Potash, Inc.(b)	198	6,140
Kaiser Aluminum Corp.	276	34,848
Koppers Holdings, Inc.(b)	599	19,707
Kraton Corp.(b)	915	38,540
Livent Corp.(b)	538	13,380
Louisiana-Pacific Corp.	1,328	84,248
Materion Corp.	300	21,909
Mercer International, Inc. (Germany)	1,045	11,892
Mesabi Trust	122	4,035
Minerals Technologies, Inc.	565	44,432
Myers Industries, Inc.	464	10,579
Neenah, Inc.	353	17,788
NewMarket Corp.	120	41,968
O-I Glass, Inc.(b)	4,858	73,502
Orion Engineered Carbons S.A. (Germany)(b)	1,098	19,402
Quaker Chemical Corp.	115	29,799
Ranpak Holdings Corp.(b)	526	16,148
Rayonier Advanced Materials, Inc.(b)	3,381	23,870
Resolute Forest Products, Inc.	1,968	24,108
Royal Gold, Inc.	454	50,544
Schnitzer Steel Industries, Inc., Class A	539	25,500
Schweitzer-Mauduit International, Inc., Class A	622	23,804
Scotts Miracle-Gro Co. (The)	337	52,852
Sealed Air Corp.	1,505	91,850
Sensient Technologies Corp.	440	38,214
Silgan Holdings, Inc.	1,531	64,960
Stepan Co.	279	32,799
Summit Materials, Inc., Class A(b)	1,658	55,825
SunCoke Energy, Inc.	4,126	28,676
TimkenSteel Corp.(b)	1,260	17,237
Tredegar Corp.	1,283	17,038
Trinseo S.A.	801	41,596
Tronox Holdings PLC, Class A	1,956	41,330
Valvoline, Inc.	1,601	48,286
Venator Materials PLC(b)	2,822	9,228
Verso Corp., Class A	1,619	30,842
W.R. Grace & Co.	688	47,912
Warrior Met Coal, Inc.	1,766	39,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Westlake Chemical Corp.	541	$47,256
Worthington Industries, Inc.	653	37,841

		2,538,197

Real Estate-4.98%
Alexander & Baldwin, Inc.	759	15,848
Alexander’s, Inc.	35	9,320
American Homes 4 Rent, Class A	1,611	67,565
Americold Realty Trust	1,582	58,123
Armada Hoffler Properties, Inc.	1,332	17,889
Camden Property Trust	578	86,723
CatchMark Timber Trust, Inc., Class A	580	6,693
Centerspace	222	22,462
Community Healthcare Trust, Inc.	150	7,276
CorePoint Lodging, Inc.(b)	1,001	14,474
CoreSite Realty Corp.	333	49,407
Corporate Office Properties Trust	1,385	39,029
CubeSmart	894	47,829
Cushman & Wakefield PLC(b)	4,201	76,206
CyrusOne, Inc.	972	74,825
Diversified Healthcare Trust	13,297	49,864
EastGroup Properties, Inc.	202	36,413
Empire State Realty Trust, Inc., Class A	3,463	35,565
Equity LifeStyle Properties, Inc.	853	72,565
eXp World Holdings, Inc.(c)	342	15,681
Forestar Group, Inc.(b)	102	2,121
Franklin Street Properties Corp.	2,660	12,768
Gaming and Leisure Properties, Inc.	1,978	97,515
GEO Group, Inc. (The)(c)	11,702	90,690
Gladstone Commercial Corp.	422	9,550
Healthcare Realty Trust, Inc.	1,407	42,252
Highwoods Properties, Inc.	1,478	67,530
Independence Realty Trust, Inc.	979	20,050
Lamar Advertising Co., Class A	841	95,731
Life Storage, Inc.	366	45,545
Marcus & Millichap, Inc.(b)	203	7,962
National Storage Affiliates Trust	627	35,896
New Senior Investment Group, Inc.	2,018	17,617
Newmark Group, Inc., Class A	3,244	44,183
Office Properties Income Trust	1,402	37,195
Outfront Media, Inc.(b)	2,035	50,387
Piedmont Office Realty Trust, Inc., Class A	2,621	46,706
PotlatchDeltic Corp.	622	32,313
PS Business Parks, Inc.	284	44,653
Rayonier, Inc.	1,061	39,024
RE/MAX Holdings, Inc., Class A	246	8,239
Realogy Holdings Corp.(b)	4,561	80,046
Redfin Corp.(b)(c)	210	10,200
RMR Group, Inc. (The), Class A	319	14,782
Saul Centers, Inc.	302	13,916
St. Joe Co. (The)	144	6,663
Sun Communities, Inc.	322	64,880
Tanger Factory Outlet Centers, Inc.(c)	1,657	27,705
UMH Properties, Inc.	663	15,713
Uniti Group, Inc.	2,889	37,759
Universal Health Realty Income Trust	83	4,916
Urstadt Biddle Properties, Inc., Class A	801	15,283

		1,943,547

	Shares	Value
Utilities-3.33%
ALLETE, Inc.	899	$60,611
American States Water Co.	263	24,251
Avangrid, Inc.	1,354	73,996
Avista Corp.	1,330	55,660
Black Hills Corp.	1,148	80,739
California Water Service Group	462	29,360
Chesapeake Utilities Corp.	168	21,958
Hawaiian Electric Industries, Inc.	1,949	84,976
IDACORP, Inc.	713	75,115
MGE Energy, Inc.	338	27,222
Middlesex Water Co.	104	11,379
National Fuel Gas Co.	1,586	82,171
New Jersey Resources Corp.	1,449	54,106
Northwest Natural Holding Co.	555	28,555
NorthWestern Corp.	967	61,501
ONE Gas, Inc.	654	46,970
Ormat Technologies, Inc.(c)	520	36,988
Otter Tail Corp.	606	33,251
PNM Resources, Inc.	1,355	67,072
Portland General Electric Co.	1,785	91,660
SJW Group	365	25,305
South Jersey Industries, Inc.	1,973	48,950
Southwest Gas Holdings, Inc.	1,371	96,395
Spire, Inc.	1,039	69,301
Unitil Corp.	238	11,805

		1,299,297

Total Common Stocks & Other Equity Interests (Cost $34,240,768)		39,002,401

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g) (Cost $34,048)	34,048	34,048

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $34,274,816)		39,036,449

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.73%
Invesco Private Government Fund, 0.02%(f)(g)(h)	731,400	731,400
Invesco Private Prime Fund, 0.11%(f)(g)(h)	1,892,074	1,892,831

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,624,231)		2,624,231

TOTAL INVESTMENTS IN SECURITIES-106.78% (Cost $36,899,047)		41,660,680
OTHER ASSETS LESS LIABILITIES-(6.78)%		(2,643,853)

NET ASSETS-100.00%		$39,016,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco RAFITM Strategic US Small Company ETF (IUSS)–(continued)

August 31, 2021

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The aggregate value of these securities at August 31, 2021 was $31,325, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $63,294, which represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,300,118	$(1,266,070)	$-	$ -	$34,048	$6

Invesco Premier U.S. Government Money Portfolio, Institutional Class	63,744	60,572	(124,316)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	943,582	9,940,024	(10,152,206)	-	-	731,400	180	*

Invesco Private Prime Fund	317,504	15,000,797	(13,425,598)	-	128	1,892,831	1,579	*

Total	$1,324,830	$26,301,511	$(24,968,190)	$-	$128	$2,658,279	$1,765

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Statements of Assets and Liabilities

August 31, 2021

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Assets:
Unaffiliated investments in securities, at value(a)	$300,892,838	$299,409,549	$27,972,093	$179,757,206	$39,002,401
Affiliated investments in securities, at value	242,808	22,283,920	406,709	1,010,879	2,658,279
Foreign currencies, at value	-	12,708	78,153	-	-
Receivable for:
Dividends	383,118	898,700	38,924	329,622	25,125
Securities lending	22	7,179	124	522	339
Investments sold	4,861,922	70	-	-	43,405
Investments sold - affiliated broker	-	-	-	-	47,389
Fund shares sold	-	-	-	962,618	-
Foreign tax reclaims	3,497	212,842	258	-	-

Total assets	306,384,205	322,824,968	28,496,261	182,060,847	41,776,938

Liabilities:
Due to custodian	-	-	75,883	58,917	-
Payable for:
Investments purchased	339,268	103	3,067	953,062	43,100
Investments purchased - affiliated broker	24,795	-	-	-	85,252
Collateral upon return of securities loaned	-	22,106,365	406,709	1,010,879	2,624,231
Fund shares repurchased	4,866,094	-	-	-	-
Accrued unitary management fees	-	58,549	8,073	28,476	7,528
Accrued advisory fees	125,919	-	-	-	-
Accrued trustees’ and officer’s fees	15,500	-	-	-	-
Accrued expenses	92,619	-	-	-	-

Total liabilities	5,464,195	22,165,017	493,732	2,051,334	2,760,111

Net Assets	$300,920,010	$300,659,951	$28,002,529	$180,009,513	$39,016,827

Net assets consist of:
Shares of beneficial interest	$317,728,205	$260,776,305	$27,693,624	$143,501,561	$36,033,600
Distributable earnings (loss)	(16,808,195)	39,883,646	308,905	36,507,952	2,983,227

Net Assets	$300,920,010	$300,659,951	$28,002,529	$180,009,513	$39,016,827

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,330,000	9,750,001	950,001	4,675,001	1,000,001
Net asset value	$69.50	$30.84	$29.48	$38.50	$39.02

Market price	$69.47	$30.85	$29.50	$38.52	$38.99

Unaffiliated investments in securities, at cost	$265,904,021	$258,773,881	$27,765,877	$140,528,388	$34,240,768

Affiliated investments in securities, at cost	$242,808	$22,283,920	$406,709	$1,010,879	$2,658,279

Foreign currencies, at cost	$-	$12,921	$76,261	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$20,919,046	$349,297	$994,328	$2,563,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Statements of Operations

For the year ended August 31, 2021

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Investment income:
Unaffiliated dividend income	$4,247,679	$9,436,491	$1,036,890	$2,966,190	$325,203
Affiliated dividend income	64	74	10	36	6
Non-cash dividend income	-	476,277	9,095	47,429	-
Securities lending income	6,348	97,182	2,295	27,568	34,605
Foreign withholding tax	-	(905,898)	(97,911)	(103)	(268)

Total investment income	4,254,091	9,104,126	950,379	3,041,120	359,546

Expenses:
Unitary management fees	-	664,562	84,735	307,127	80,714
Advisory fees	1,330,523	-	-	-	-
Accounting & administration fees	31,284	-	-	-	-
Custodian & transfer agent fees	5,182	-	-	-	-
Trustees’ and officer’s fees	12,954	-	-	-	-
Tax expenses	1,650	344	855	-	-
Other expenses	86,824	-	-	-	-

Total expenses	1,468,417	664,906	85,590	307,127	80,714

Less: Waivers	(220)	(218)	(26)	(95)	(11)

Net expenses	1,468,197	664,688	85,564	307,032	80,703

Net investment income	2,785,894	8,439,438	864,815	2,734,088	278,843

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(4,179,136)	84,820	(253,909)	(1,563,950)	(248,066)
Affiliated investment securities	72	874	17	151	128
In-kind redemptions	57,479,200	20,542,613	1,920,324	20,109,717	11,768,848
Foreign currencies	-	(19,029)	(1,011)	-	-

Net realized gain	53,300,136	20,609,278	1,665,421	18,545,918	11,520,910

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,327,708)	53,872,282	2,633,035	31,020,286	4,753,479
Affiliated investment securities	(23)	-	-	-	-
Foreign currencies	-	(6,786)	1,382	-	-

Change in net unrealized appreciation (depreciation)	(4,327,731)	53,865,496	2,634,417	31,020,286	4,753,479

Net realized and unrealized gain	48,972,405	74,474,774	4,299,838	49,566,204	16,274,389

Net increase in net assets resulting from operations	$51,758,299	$82,914,212	$5,164,653	$52,300,292	$16,553,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco Defensive Equity ETF (DEF)		Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
	2021	2020	2021	2020
Operations:
Net investment income	$2,785,894	$3,873,136	$8,439,438	$5,916,837
Net realized gain (loss)	53,300,136	(1,001,701)	20,609,278	(1,760,890)
Change in net unrealized appreciation (depreciation)	(4,327,731)	15,395,389	53,865,496	(2,427,464)

Net increase (decrease) in net assets resulting from operations	51,758,299	18,266,824	82,914,212	1,728,483

Distributions to Shareholders from:
Distributable earnings	(3,462,014)	(3,269,976)	(6,362,180)	(6,252,168)

Shareholder Transactions:
Proceeds from shares sold	312,404,475	266,472,439	36,923,981	36,888,443
Value of shares repurchased	(367,515,698)	(218,786,765)	(62,848,497)	(17,278,105)

Net increase (decrease) in net assets resulting from share transactions	(55,111,223)	47,685,674	(25,924,516)	19,610,338

Net increase (decrease) in net assets	(6,814,938)	62,682,522	50,627,516	15,086,653

Net assets:
Beginning of year	307,734,948	245,052,426	250,032,435	234,945,782

End of year	$300,920,010	$307,734,948	$300,659,951	$250,032,435

Changes in Shares Outstanding:
Shares sold	5,090,000	4,950,000	1,150,000	1,750,000
Shares repurchased	(6,160,000)	(4,150,000)	(2,100,000)	(850,000)
Shares outstanding, beginning of year	5,400,000	4,600,000	10,700,001	9,800,001

Shares outstanding, end of year	4,330,000	5,400,000	9,750,001	10,700,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)		Invesco RAFITM Strategic US ETF (IUS)		Invesco RAFITM Strategic US Small Company ETF (IUSS)
2021	2020	2021	2020	2021	2020

$864,815	$670,048	$2,734,088	$2,654,781	$278,843	$276,408
1,665,421	(535,107)	18,545,918	4,531,351	11,520,910	105,646
2,634,417	(205,952)	31,020,286	11,519,964	4,753,479	1,360,895

5,164,653	(71,011)	52,300,292	18,706,096	16,553,232	1,742,949

(684,037)	(569,630)	(2,673,899)	(2,563,760)	(267,722)	(296,297)

7,674,500	-	43,067,428	31,758,289	23,591,813	8,272,407
(4,528,345)	(4,269,423)	(55,897,486)	(21,875,480)	(30,027,449)	(5,276,381)

3,146,155	(4,269,423)	(12,830,058)	9,882,809	(6,435,636)	2,996,026

7,626,771	(4,910,064)	36,796,335	26,025,145	9,849,874	4,442,678

20,375,758	25,285,822	143,213,178	117,188,033	29,166,953	24,724,275

$28,002,529	$20,375,758	$180,009,513	$143,213,178	$39,016,827	$29,166,953

250,000	-	1,150,000	1,250,000	600,000	400,000
(150,000)	(200,000)	(1,575,000)	(850,000)	(850,000)	(250,000)
850,001	1,050,001	5,100,001	4,700,001	1,250,001	1,100,001

950,001	850,001	4,675,001	5,100,001	1,000,001	1,250,001

59

Financial Highlights

Invesco Defensive Equity ETF (DEF)

	Years Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$56.99	$53.27	$49.47	$43.25	$39.08

Net investment income(a)	0.64	0.75	0.68	0.58	0.67
Net realized and unrealized gain on investments	12.66	3.62	3.73	6.40	4.35

Total from investment operations	13.30	4.37	4.41	6.98	5.02

Distributions to shareholders from:
Net investment income	(0.79)	(0.65)	(0.61)	(0.76)	(0.85)

Net asset value at end of year	$69.50	$56.99	$53.27	$49.47	$43.25

Market price at end of year	$69.47 (b)	$57.08 (b)	$53.30 (b)	$49.53 (b)	$43.25

Net Asset Value Total Return(c)	23.61%	8.22%	9.27%	16.25%	13.08%
Market Price Total Return(c)	23.36%	8.34%	9.20%	16.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$300,920	$307,735	$245,052	$190,471	$175,171
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.53%	0.55%	0.59%	0.61%
Expenses, prior to Waivers	0.55%	0.53%	0.55%	0.59%	0.63%
Net investment income	1.05%	1.42%	1.37%	1.25%	1.67%
Portfolio turnover rate(d)	121%	136%	145%	136%	194%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

	Years Ended August 31,		For the Period September 10, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.37	$23.97	$25.00

Net investment income(b)	0.82	0.59	0.70
Net realized and unrealized gain (loss) on investments	7.26	(0.56)	(1.24)

Total from investment operations	8.08	0.03	(0.54)

Distributions to shareholders from:
Net investment income	(0.61)	(0.63)	(0.49)

Net asset value at end of period	$30.84	$23.37	$23.97

Market price at end of period(c)	$30.85	$23.34	$23.94

Net Asset Value Total Return(d)	34.94%	0.43%	(2.10	)%(e)
Market Price Total Return(d)	35.15%	0.41%	(2.22	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$300,660	$250,032	$234,946
Ratio to average net assets of:
Expenses	0.23%	0.23%	0.24	%(f)
Net investment income	2.92%	2.56%	2.97	%(f)
Portfolio turnover rate(g)	18%	26%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (2.10)%. The market price total return from Fund Inception to August 31, 2019 was (2.22)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

	Years Ended August 31,			For the Period September 10, 2018(a) Through August 31,
	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.97	$24.08		$25.00

Net investment income(b)	0.99	0.67		1.06
Net realized and unrealized gain (loss) on investments	5.30	(0.20	)(c)	(1.60)

Total from investment operations	6.29	0.47		(0.54)

Distributions to shareholders from:
Net investment income	(0.78)	(0.58)		(0.38)

Net asset value at end of period	$29.48	$23.97		$24.08

Market price at end of period(d)	$29.50	$24.09		$24.09

Net Asset Value Total Return(e)	26.70%	2.03	%(c)	(2.22	)%(f)
Market Price Total Return(e)	26.13%	2.48%		(2.19	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$28,003	$20,376		$25,286
Ratio to average net assets of:
Expenses	0.35%	0.35%		0.39	%(g)
Net investment income	3.57%	2.84%		4.35	%(g)
Portfolio turnover rate(h)	30%	19	%(c)	22%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.07 per share. Had the pay-in not been made, the net asset value total return would have been 1.73%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (1.95)%. The market price total return from Fund Inception to August 31, 2019 was (2.19)%.

(g)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.04%.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco RAFITM Strategic US ETF (IUS)

	Years Ended August 31,		For the Period September 10, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$28.08	$24.93	$25.00

Net investment income(b)	0.56	0.54	0.58
Net realized and unrealized gain (loss) on investments	10.40	3.13	(0.26)

Total from investment operations	10.96	3.67	0.32

Distributions to shareholders from:
Net investment income	(0.54)	(0.52)	(0.39)

Net asset value at end of period	$38.50	$28.08	$24.93

Market price at end of period(c)	$38.52	$28.14	$24.94

Net Asset Value Total Return(d)	39.47%	15.17%	1.45	%(e)
Market Price Total Return(d)	39.25%	15.38%	1.50	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$180,010	$143,213	$117,188
Ratio to average net assets of:
Expenses	0.19%	0.19%	0.20	%(f)
Net investment income	1.69%	2.09%	2.41	%(f)
Portfolio turnover rate(g)	15%	15%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was 0.92%. The market price total return from Fund Inception to August 31, 2019 was 0.97%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco RAFITM Strategic US Small Company ETF (IUSS)

	Years Ended August 31,		For the Period September 10, 2018(a) Through August 31,
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.33	$22.48	$25.00

Net investment income(b)	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investments	15.67	0.87	(2.55)

Total from investment operations	15.93	1.11	(2.32)

Distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.20)

Net asset value at end of period	$39.02	$23.33	$22.48

Market price at end of period(c)	$38.99	$23.38	$22.48

Net Asset Value Total Return(d)	68.57%	5.13%	(9.20	)%(e)
Market Price Total Return(d)	68.09%	5.36%	(9.20	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$39,017	$29,167	$24,724
Ratio to average net assets of:
Expenses	0.23%	0.23%	0.28	%(f)
Net investment income	0.79%	1.07%	1.05	%(f)
Portfolio turnover rate(g)	39%	28%	20%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (9.34)%. The market price total return from Fund Inception to August 31, 2019 was (9.31)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Defensive Equity ETF (DEF)	“Defensive Equity ETF”
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	“RAFITM Strategic Developed ex-US ETF”
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	“RAFITM Strategic Emerging Markets ETF”
Invesco RAFITM Strategic US ETF (IUS)	“RAFITM Strategic US ETF”
Invesco RAFITM Strategic US Small Company ETF (IUSS)	“RAFITM Strategic US Small Company ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Defensive Equity ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Defensive Equity ETF	Invesco Defensive Equity Index
RAFITM Strategic Developed ex-US ETF	Invesco Strategic Developed ex-US Index
RAFITM Strategic Emerging Markets ETF	Invesco Strategic Emerging Markets Index
RAFITM Strategic US ETF	Invesco Strategic US Index
RAFITM Strategic US Small Company ETF	Invesco Strategic US Small Company Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance

65

on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

 Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

 Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

 Dividends and Distributions to Shareholders - Each Fund (except Defensive Equity ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Defensive Equity ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year or period-end.

E.

 Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

 Expenses - Each Fund (except Defensive Equity ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund (except Defensive Equity ETF), including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Defensive Equity ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

 Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

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China Exposure Risk. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

From time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the

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risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund (except Defensive Equity ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Defensive Equity ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Defensive Equity ETF (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) through at least August 31, 2023.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

RAFITM Strategic Developed ex-US ETF	0.23%

RAFITM Strategic Emerging Markets ETF	0.35%

RAFITM Strategic US ETF	0.19%

RAFITM Strategic US Small Company ETF	0.23%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Defensive Equity ETF	$220

RAFITM Strategic Developed ex-US ETF	218

RAFITM Strategic Emerging Markets ETF	26

RAFITM Strategic US ETF	95

RAFITM Strategic US Small Company ETF	11

The offering costs excluded from the Expense Cap for Defensive Equity ETF, as applicable, are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

The fees waived and/or expenses borne by the Adviser for Defensive Equity ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For the fiscal year ended August 31, 2021, there were no amounts available for potential recapture by the Adviser.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

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Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Defensive Equity ETF	$12,255

RAFITM Strategic Emerging Markets ETF	33

RAFITM Strategic US ETF	346

RAFITM Strategic US Small Company ETF	642

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains

RAFITM Strategic US Small Company ETF	$699	$-	$-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021, for each Fund (except for Defensive Equity ETF). As of August 31, 2021, all of the securities in Defensive Equity ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

RAFITM Strategic Developed ex-US ETF

Investments in Securities

Common Stocks & Other Equity Interests	$299,409,549	$-	$-	$299,409,549

Money Market Funds	177,555	22,106,365	-	22,283,920

Total Investments	$299,587,104	$22,106,365	$-	$321,693,469

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	Level 1	Level 2	Level 3	Total

RAFITM Strategic Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$27,943,665	$28,428	$0	$27,972,093

Money Market Funds	-	406,709	-	406,709

Total Investments	$27,943,665	$435,137	$0	$28,378,802

RAFITM Strategic US ETF

Investments in Securities

Common Stocks & Other Equity Interests	$179,757,206	$-	$-	$179,757,206

Money Market Funds	-	1,010,879	-	1,010,879

Total Investments	$179,757,206	$1,010,879	$-	$180,768,085

RAFITM Strategic US Small Company ETF

Investments in Securities

Common Stocks & Other Equity Interests	$39,002,401	$-	$-	$39,002,401

Money Market Funds	34,048	2,624,231	-	2,658,279

Total Investments	$39,036,449	$2,624,231	$-	$41,660,680

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*

Defensive Equity ETF	$3,462,014	$3,269,976
RAFITM Strategic Developed ex-US ETF	6,362,180	6,252,168

RAFITM Strategic Emerging Markets ETF	684,037	569,630
RAFITM Strategic US ETF	2,673,899	2,563,760

RAFITM Strategic US Small Company ETF	267,722	296,297

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Defensive Equity ETF	$1,827,884	$-	$(8,184)	$33,278,023	$-	$(51,905,918)	$317,728,205	$300,920,010
RAFITM Strategic Developed ex-US ETF	4,397,045	675,373	-	39,552,234	4,638	(4,745,644)	260,776,305	300,659,951
RAFITM Strategic Emerging Markets ETF	505,456	-	-	84,418	2,112	(283,081)	27,693,624	28,002,529
RAFITM Strategic US ETF	566,505	-	-	39,126,682	-	(3,185,235)	143,501,561	180,009,513
RAFITM Strategic US Small Company ETF	32,991	-	-	4,720,063	-	(1,769,827)	36,033,600	39,016,827

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
Defensive Equity ETF	$51,529,011	$376,907	$51,905,918
RAFITM Strategic Developed ex-US ETF	2,187,226	2,558,418	4,745,644
RAFITM Strategic Emerging Markets ETF	-	283,081	283,081

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	No expiration
	Short-Term	Long-Term	Total*
RAFITM Strategic US ETF	$1,916,415	$1,268,820	$3,185,235
RAFITM Strategic US Small Company ETF	1,537,844	231,983	1,769,827

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Defensive Equity ETF	$318,927,464	$319,833,781
RAFITM Strategic Developed ex-US ETF	55,474,899	51,919,128
RAFITM Strategic Emerging Markets ETF	11,122,537	7,166,399
RAFITM Strategic US ETF	24,302,145	23,909,445
RAFITM Strategic US Small Company ETF	13,820,175	13,598,899

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Defensive Equity ETF	$311,537,248	$366,037,964
RAFITM Strategic Developed ex-US ETF	33,281,691	61,279,757
RAFITM Strategic Emerging Markets ETF	4,559,801	5,155,883
RAFITM Strategic US ETF	42,632,422	55,676,223
RAFITM Strategic US Small Company ETF	23,224,164	29,823,616

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Defensive Equity ETF	$38,345,550	$(5,067,527)	$33,278,023	$267,857,623
RAFITM Strategic Developed ex-US ETF	51,978,471	(12,426,237)	39,552,234	282,141,235
RAFITM Strategic Emerging Markets ETF	3,507,861	(3,423,443)	84,418	28,294,384
RAFITM Strategic US ETF	41,626,549	(2,499,867)	39,126,682	141,641,403
RAFITM Strategic US Small Company ETF	6,214,839	(1,494,776)	4,720,063	36,940,617

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Defensive Equity ETF	$-	$(55,707,137)	$55,707,137
RAFITM Strategic Developed ex-US ETF	51,428	(20,438,642)	20,387,214
RAFITM Strategic Emerging Markets ETF	18,139	(1,920,768)	1,902,629
RAFITM Strategic US ETF	(368)	(20,007,200)	20,007,568
RAFITM Strategic US Small Company ETF	1,843	(11,722,617)	11,720,774

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for each Fund (except Defensive Equity ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Subsequent Event

On September 13, 2021, RAFITM Strategic Developed ex-US ETF, RAFITM Strategic Emerging Markets ETF, RAFITM Strategic US ETF and RAFITM Strategic US Small Company ETF changed their classification from “non-diversified” to “diversified” and therefore are now required to meet certain diversification requirements under the Investment Company Act of 1940.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF (five of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods ended after August 31, 2017 indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021, and each of the financial highlights for each of the periods ended after August 31, 2017 indicated therein, in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of Invesco Defensive Equity ETF (Predecessor Fund Guggenheim Defensive Equity ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

76

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust (excluding Invesco Defensive Equity ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). As a shareholder of Invesco Defensive Equity ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Defensive Equity ETF (DEF)
Actual	$1,000.00	$1,201.00	0.56%	$3.11
Hypothetical (5% return before expenses)	1,000.00	1,022.38	0.56	2.85
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
Actual	1,000.00	1,089.70	0.23	1.21
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
Actual	1,000.00	1,034.10	0.35	1.79
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco RAFITM Strategic US ETF (IUS)
Actual	1,000.00	1,170.90	0.19	1.04
Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

77

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco RAFITM Strategic US Small Company ETF (IUSS)
Actual	$1,000.00	$1,142.80	0.23%	$1.24
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Defensive Equity ETF	0%	100%	100%	0%	0%

Invesco RAFITM Strategic Developed ex-US ETF	0%	76%	0%	0%	0%

Invesco RAFITM Strategic Emerging Markets ETF	0%	75%	0%	0%	0%

Invesco RAFITM Strategic US ETF	0%	100%	100%	0%	0%

Invesco RAFITM Strategic US Small Company ETF	5%	95%	93%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco RAFITM Strategic Developed ex-US ETF	$0.0696	$0.9726

Invesco RAFITM Strategic Emerging Markets ETF	0.1018	1.0861

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010- 2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015- 2020); Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011- 2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

89

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Defensive Equity ETF (the “Fund”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses paid by the Fund and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Fund.

The Trustees also reviewed information on the performance of the Fund and its underlying index for the one-year, three-year, five-year, ten-year and since-inception (December 15, 2006) periods ended December 31, 2020, including reports for each of those periods on the correlation and tracking error between the Fund’s performance and the performance of its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Fund was created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each period, the correlation and tracking error for the Fund were within the targeted range set forth in the Trust’s registration statement and concluded that the Fund was correlated to its underlying index and that the tracking error for the Fund was within an acceptable range given the Fund’s circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to the Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (the “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least August 31, 2023.

The Trustees compared the Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the Fund’s contractual advisory fee and net expense ratio were lower than the median net advisory fees and net expense ratios of its ETF peer funds, open-end index peer fund and open-end actively-managed peer funds.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have comparable investment strategies to the Fund. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Fund and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Fund requires substantially more labor and expense.

90

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of the Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Fund. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to the Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed the Fund’s asset size, advisory fee, expense ratio and the Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for the Fund was reasonable in relation to the asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Fund, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Fund, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for the Fund and is paid a licensing fee. The Board concluded that the Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

91

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 39 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFI Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFI Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFI Strategic US ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco RAFI Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000 Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000 Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

92

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF and Invesco BulletShares 2029 Corporate Bond ETF;

•	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

•

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

•	0.19% of the Fund’s average daily net assets for Invesco RAFI Strategic US ETF;

•	0.23% of the Fund’s average daily net assets for each of Invesco RAFI Strategic Developed ex-US ETF and Invesco RAFI Strategic US Small Company ETF;

•

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF, Invesco BulletShares 2025 USD Emerging Markets Debt ETF and Invesco Russell 1000 Dynamic Multifactor ETF;

•	0.35% of the Fund’s average daily net assets for Invesco RAFI Strategic Emerging Markets ETF;

•	0.39% of the Fund’s average daily net assets for Invesco Russell 2000 Dynamic Multifactor ETF; and

•

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF and Invesco BulletShares 2027 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2021 Corporate Bond ETF	X	X	X

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

93

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2025 USD Emerging Markets Debt ETF	X		X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X	X	X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the indexes, the

94

Approval of Investment Advisory Contracts—(continued)

distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. (The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco 2025 USD Emerging Markets Debt ETF, because the Fund had not yet commenced operations as of December 31, 2020.) The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

95

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2021 IIGD Invesco Investment Grade Defensive ETF IIGV Invesco Investment Grade Value ETF

2

The Market Environment

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bureau of Economic Analysis

3

IIGD	Management’s Discussion of Fund Performance
Invesco Investment Grade Defensive ETF (IIGD)

As an index fund, the Invesco Investment Grade Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar- denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. and Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments.

Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality score (“Quality Score”) to each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a Quality Score in the top 50% of eligible securities remain in the Index, provided that they satisfy all other eligibility criteria. Index constituents are equally-weighted. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.32%. On a net asset value (“NAV”) basis, the Fund returned 0.24%. During the same time period, the Index returned 0.49%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, as well as rebalance-related trading and sampling costs.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the electrical equipment industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the health care providers & services industry, followed by its overweight allocation to the interactive media & services industry.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and insurance industries, respectively. The health care providers & services industry detracted the most from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Regions Financial Corp., 3.80% coupon, due 04/18/2023, a banks company (no longer held at fiscal year-end), and Midwest Connector Capital Co. LLC, 3.90% coupon, due 04/01/2024, an oil, gas & consumable fuels company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return during this period included Ascension Health, 2.53% coupon, due 11/15/2029, a health care equipment & supplies company (portfolio average weight of 0.8%), and Alphabet, Inc., 1.10% coupon, due 08/15/2030, an interactive media & services company (portfolio average weight of 0.60%).

4

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	40.68
Utilities	10.41
Information Technology	9.88
Health Care	9.00
Industrials	8.36
Energy	6.04
Consumer Discretionary	3.80
Consumer Staples	3.70
Sector Types Each Less Than 3%	4.48
Money Market Funds Plus Other Assets Less Liabilities	3.65

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2021
AAA	1.47
AA	17.52
A	60.13
BBB	15.62
Not Rated	1.61
Money Market Funds Plus Other Assets Less Liabilities	3.65

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
DuPont de Nemours, Inc., 4.21%, 11/15/2023	0.92
Charles Schwab Corp. (The), 0.75%, 03/18/2024	0.85
Duke Energy Carolinas LLC, 3.95%, 11/15/2028	0.82
Ross Stores, Inc., 4.60%, 04/15/2025	0.82
QUALCOMM, Inc., 3.25%, 05/20/2027	0.81
Amazon.com, Inc., 3.15%, 08/22/2027	0.81
NSTAR Electric Co., 3.20%, 05/15/2027	0.81
ConocoPhillips, 4.95%, 03/15/2026	0.81
Blackstone Holdings Finance Co. LLC, 1.63%, 08/05/2028	0.81
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	0.81
Total	8.27

*	Excluding money market fund holdings.

5

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Investment Grade Defensive Index	0.49%	4.98%	15.70%	5.05%	16.51%
iBoxx USD Liquid Investment Grade Index	2.66	8.80	28.77	8.70	29.51
Fund
NAV Return	0.24	4.79	15.05	4.87	15.87
Market Price Return	0.32	4.78	15.05	4.90	16.00

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

IIGV	Management’s Discussion of Fund Performance
Invesco Investment Grade Value ETF (IIGV)

As an index fund, the Invesco Investment Grade Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, U.S. investment grade bonds. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar- denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. and Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality adjusted value score (“QAV Score”) to each eligible bond, which is calculated based on a combination of value and quality factors or characteristics. With respect to value, a value score (“Value Score”) is assigned to each eligible bond based on the bond’s option adjusted spread (“OAS”). Specifically, the Value Score for each bond is calculated as its percentile ranked OAS within its sector and credit rating category. With respect to credit rating category, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The bond is then assigned to one of six credit rating categories, as established by the Index Provider. Bonds are also separately ranked by OAS solely within their credit rating category. If fewer than three bonds are available within a sector or credit rating category, then the Value Score for all bonds in the grouping is replaced with the percentile rank based on credit rating only. If fewer than three bonds are available within a credit rating category, then the bonds in that credit rating category are removed from Index eligibility. The Value Scores are then standardized.

The Index Provider also calculates a quality score (“Quality Score”) for each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally weighted combination of these two factors. Once a Value Score and Quality Score are assigned to eligible bonds, the QAV Score is calculated as a weighted-average combination of the two scores, with 90% and 10% weights applied to the Value Score and Quality Score, respectively. All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a QAV Score in the top 50% of eligible securities remain in the Index, provided that they satisfy all other eligibility criteria. Index constituents are equally-weighted. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.68%. On a net asset value (“NAV”) basis, the Fund returned 1.71%. During the same time period, the Index returned 2.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to rebalance-related trading, sampling costs as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

7

Invesco Investment Grade Value ETF (IIGV) (continued)

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the insurance industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the electric utilities industry.

For the fiscal year ended August 31, 2021, the industrial conglomerates industry contributed most significantly to the Fund’s return, followed by the airlines and oil, gas & consumable fuels industries, respectively. The electric utilities and chemicals industries detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included General Electric Co., 3.62% coupon, due 05/01/2030, an industrial conglomerates company (portfolio average weight of 0.60%), and Southwest Airlines Co., 5.13% coupon, due 06/15/2027, an airlines company (portfolio average weight of 0.60%). Positions that detracted most significantly from the Fund’s return during this period included DTE Electric Co., 2.25% coupon, due 03/01/2030, an electric utilities company (no longer held at fiscal year-end), and Eversource Energy, 1.65% coupon, due 08/15/2030, an electric utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	21.12
Industrials	10.92
Utilities	10.60
Health Care	10.07
Energy	8.56
Real Estate	8.04
Consumer Staples	7.32
Information Technology	7.11
Consumer Discretionary	5.25
Communication Services	4.64
Materials	4.14
Money Market Funds Plus Other Assets Less Liabilities	2.23

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2021
AA	8.99
A	38.74
BBB	48.28
BB	1.26
Not Rated	0.5
Money Market Funds Plus Other Assets Less Liabilities	2.23

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Metropolitan Life Global Funding I, 3.45%, 12/18/2026	0.70
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/2028	0.65
STERIS Irish FinCo Unlimited Co., 2.70%, 03/15/2031	0.65
Lam Research Corp., 4.00%, 03/15/2029	0.65
VeriSign, Inc., 2.70%, 06/15/2031	0.65
Ares Capital Corp., 4.25%, 03/01/2025	0.64
NVIDIA Corp., 2.85%, 04/01/2030	0.63
Midwest Connector Capital Co. LLC, 3.90%, 04/01/2024	0.63
Adobe, Inc., 2.30%, 02/01/2030	0.63
Raytheon Technologies Corp., 3.50%, 03/15/2027	0.63
Total	6.46

*	Excluding money market fund holdings.

8

Invesco Investment Grade Value ETF (IIGV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Invesco Investment Grade Value Index	2.11%	7.83%	25.37%	7.87%	26.47%
iBoxx USD Liquid Investment Grade Index	2.66	8.80	28.77	8.70	29.51
Fund
NAV Return	1.71	6.98	22.43	7.03	23.43
Market Price Return	1.68	7.02	22.56	7.05	23.52

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Investment Grade Defensive ETF (IIGD)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.35%
Aerospace & Defense-1.55%
Lockheed Martin Corp., 3.55%, 01/15/2026	$709,000	$784,446
Precision Castparts Corp., 3.25%, 06/15/2025(b)	670,000	727,572

		1,512,018

Air Freight & Logistics-0.73%
United Parcel Service, Inc., 3.90%, 04/01/2025(b)	650,000	718,049

Banks-14.67%
Bank of America Corp., 4.20%, 08/26/2024	620,000	679,825
BBVA USA
2.50%, 08/27/2024	650,000	684,565
3.88%, 04/10/2025	650,000	717,068
Citibank N.A., 3.65%, 01/23/2024	700,000	750,749
Fifth Third Bancorp, 3.65%, 01/25/2024	675,000	722,610
Fifth Third Bank N.A., 3.95%, 07/28/2025	700,000	785,288
Huntington Bancshares, Inc., 2.63%, 08/06/2024	740,000	778,232
Huntington National Bank (The), 3.55%, 10/06/2023	650,000	691,115
JPMorgan Chase & Co., 3.88%, 09/10/2024	620,000	675,169
KeyBank N.A., 3.30%, 06/01/2025	600,000	654,965
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025(b)	646,000	691,255
Truist Bank
3.20%, 04/01/2024	669,000	714,096
2.15%, 12/06/2024	700,000	732,289
1.50%, 03/10/2025	700,000	717,169
Truist Financial Corp.
3.75%, 12/06/2023	674,000	723,162
4.00%, 05/01/2025	639,000	708,653
1.20%, 08/05/2025(b)	717,000	727,230
U.S. Bank N.A., 2.05%, 01/21/2025	700,000	730,651
US Bancorp, 1.45%, 05/12/2025	696,000	712,357
Wells Fargo & Co., 3.00%, 04/22/2026	670,000	725,465

		14,321,913

Beverages-1.47%
Coca-Cola Co. (The), 1.45%, 06/01/2027	710,000	724,524
PepsiCo, Inc., 2.25%, 03/19/2025	680,000	716,034

		1,440,558

Biotechnology-1.61%
Biogen, Inc., 4.05%, 09/15/2025	710,000	789,750
Gilead Sciences, Inc., 3.65%, 03/01/2026	712,000	785,485

		1,575,235

Capital Markets-8.27%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	680,000	730,994
Bank of New York Mellon Corp. (The), 1.60%, 04/24/2025	750,000	771,351
Charles Schwab Corp. (The), 0.75%, 03/18/2024	821,000	826,734
CME Group, Inc., 3.00%, 03/15/2025	681,000	729,929
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	658,000	713,040

	Principal Amount	Value
Capital Markets-(continued)
Morgan Stanley
3.88%, 01/27/2026	$630,000	$702,932
Series F, 3.88%, 04/29/2024	658,000	712,976
National Securities Clearing Corp., 0.40%, 12/07/2023(c)	650,000	651,829
S&P Global, Inc., 4.00%, 06/15/2025	710,000	787,723
State Street Corp., 3.55%, 08/18/2025	646,000	714,082
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	670,000	737,562

		8,079,152

Chemicals-1.73%
DuPont de Nemours, Inc., 4.21%, 11/15/2023	830,000	894,361
Linde, Inc., 3.20%, 01/30/2026	724,000	790,599

		1,684,960

Communications Equipment-0.73%
Cisco Systems, Inc., 2.50%, 09/20/2026(b)	665,000	714,796

Consumer Finance-1.52%
American Express Co., 3.00%, 10/30/2024	700,000	749,591
American Express Credit Corp., 3.30%, 05/03/2027	660,000	731,662

		1,481,253

Diversified Financial Services-6.08%
Berkshire Hathaway Energy Co., 4.05%, 04/15/2025(b)	709,000	783,907
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	723,000	791,440
Blackstone Holdings Finance Co. LLC, 1.63%, 08/05/2028(c)	800,000	792,272
ERAC USA Finance LLC
2.70%, 11/01/2023(c)	693,000	722,409
3.80%, 11/01/2025(c)	620,000	682,726
MidAmerican Energy Co., 3.65%, 04/15/2029	612,000	695,689
National Rural Utilities Cooperative Finance
Corp., 3.40%, 02/07/2028	649,000	717,811
Nuveen LLC, 4.00%, 11/01/2028(c)	654,000	751,698

		5,937,952

Electric Utilities-6.10%
Duke Energy Carolinas LLC, 3.95%, 11/15/2028	701,000	804,528
Entergy Arkansas LLC, 3.50%, 04/01/2026	617,000	679,119
Entergy Louisiana LLC, 0.62%, 11/17/2023	721,000	721,338
Evergy, Inc., 2.45%, 09/15/2024	700,000	731,643
Florida Power & Light Co., 2.85%, 04/01/2025	737,000	786,448
NSTAR Electric Co., 3.20%, 05/15/2027(b)	722,000	793,855
Southern California Edison Co., Series E, 3.70%, 08/01/2025	665,000	727,969
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	659,000	715,831

		5,960,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2021

	Principal Amount	Value
Electrical Equipment-0.57%
Emerson Electric Co., 0.88%, 10/15/2026(b)	$564,000	$557,130

Energy Equipment & Services-0.74%
Schlumberger Investment S.A., 3.65%, 12/01/2023	682,000	725,691

Equity REITs-0.79%
Federal Realty Investment Trust, 3.95%, 01/15/2024	724,000	775,463

Food & Staples Retailing-0.70%
Walmart, Inc., 3.70%, 06/26/2028	600,000	685,712

Food Products-0.81%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	739,000	787,142

Gas Utilities-1.50%
ONE Gas, Inc., 1.10%, 03/11/2024	721,000	721,102
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	710,000	742,052

		1,463,154

Health Care Equipment & Supplies-2.93%
Abbott Laboratories, 3.75%, 11/30/2026	604,000	683,717
Ascension Health, Series B, 2.53%, 11/15/2029	704,000	745,443
Medtronic, Inc., 3.50%, 03/15/2025	653,000	713,521
Providence St. Joseph Health Obligated Group, Series 19-A, 2.53%, 10/01/2029	686,000	722,904

		2,865,585

Health Care Providers & Services-1.50%
McKesson Corp., 3.80%, 03/15/2024	630,000	675,749
UnitedHealth Group, Inc., 3.75%, 07/15/2025	711,000	789,992

		1,465,741

Industrial Conglomerates-0.80%
Honeywell International, Inc., 2.50%, 11/01/2026(b)	736,000	785,405

Insurance-10.14%
Allstate Corp. (The), 0.75%, 12/15/2025	732,000	727,616
Athene Global Funding, 0.95%, 01/08/2024(b)(c)	721,000	725,609
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	718,000	790,064
Equitable Financial Life Global Funding, 1.80%, 03/08/2028(c)	731,000	735,022
Five Corners Funding Trust, 4.42%, 11/15/2023(c)	668,000	724,175
GA Global Funding Trust, 1.00%, 04/08/2024(c)	720,000	725,392
MassMutual Global Funding II, 2.75%, 06/22/2024(c)	700,000	741,949
MetLife, Inc., Series D, 4.37%, 09/15/2023	727,000	785,105
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(c)	650,000	721,662
New York Life Global Funding, 0.85%, 01/15/2026(c)	581,000	577,431
Northwestern Mutual Global Funding, 0.80%, 01/14/2026(c)	581,000	575,262
Nuveen Finance LLC, 4.13%, 11/01/2024(c)	669,000	738,148

	Principal Amount	Value
Insurance-(continued)
Pacific Life Global Funding II, 0.50%, 09/23/2023(c)	$600,000	$601,652
Principal Life Global Funding II, 3.00%, 04/18/2026(c)	677,000	728,831

		9,897,918

Interactive Media & Services-0.56%
Alphabet, Inc., 1.10%, 08/15/2030	574,000	546,287

Internet & Direct Marketing Retail-0.81%
Amazon.com, Inc., 3.15%, 08/22/2027	717,000	793,990

IT Services-1.55%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	718,000	786,868
Visa, Inc., 3.15%, 12/14/2025	664,000	725,149

		1,512,017

Machinery-3.91%
Caterpillar Financial Services Corp., 0.45%, 05/17/2024	730,000	730,627
Caterpillar, Inc., 3.40%, 05/15/2024	687,000	736,661
Deere & Co., 2.75%, 04/15/2025	731,000	779,081
Illinois Tool Works, Inc., 2.65%, 11/15/2026	730,000	785,089
John Deere Capital Corp., 3.45%, 03/13/2025	720,000	789,341

		3,820,799

Media-0.73%
Sky Ltd. (United Kingdom), 3.75%, 09/16/2024(c)	650,000	708,942

Multiline Retail-0.74%
Target Corp., 2.25%, 04/15/2025	690,000	725,639

Multi-Utilities-2.81%
Consolidated Edison, Inc., Series A, 0.65%, 12/01/2023	721,000	720,984
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024	690,000	723,109
Public Service Enterprise Group, Inc., 2.88%, 06/15/2024	680,000	719,309
WEC Energy Group, Inc., 0.55%, 09/15/2023 .	576,000	576,320

		2,739,722

Oil, Gas & Consumable Fuels-5.30%
Chevron Corp., 1.55%, 05/11/2025	755,000	774,649
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	650,000	714,611
Chevron USA, Inc., 0.69%, 08/12/2025	727,000	723,035
ConocoPhillips, 4.95%, 03/15/2026	684,000	793,375
EOG Resources, Inc., 4.15%, 01/15/2026	698,000	783,059
Exxon Mobil Corp., 2.99%, 03/19/2025	658,000	704,315
Midwest Connector Capital Co. LLC, 3.90%, 04/01/2024(c)	650,000	681,479

		5,174,523

Paper & Forest Products-0.67%
Georgia-Pacific LLC, 0.63%, 05/15/2024(b)(c)	649,000	650,516

Pharmaceuticals-2.96%
Astrazeneca Finance LLC (United Kingdom), 0.70%, 05/28/2024	720,000	721,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2021

	Principal Amount	Value
Pharmaceuticals-(continued)
Johnson & Johnson, 2.45%, 03/01/2026	$673,000	$718,196
Merck & Co., Inc., 2.75%, 02/10/2025	673,000	717,496
Pfizer, Inc., 3.00%, 12/15/2026	665,000	733,332

		2,890,080

Road & Rail-0.80%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	733,000	779,177

Semiconductors & Semiconductor Equipment-4.58%
Applied Materials, Inc., 3.30%, 04/01/2027	650,000	719,295
Intel Corp., 3.70%, 07/29/2025	612,000	674,622
KLA Corp., 4.65%, 11/01/2024	650,000	721,573
QUALCOMM, Inc., 3.25%, 05/20/2027	720,000	795,654
Texas Instruments, Inc., 1.38%, 03/12/2025	762,000	777,716
Xilinx, Inc., 2.95%, 06/01/2024	739,000	779,353

		4,468,213

Software-2.21%
Microsoft Corp., 2.40%, 08/08/2026	670,000	716,658
Oracle Corp., 2.50%, 04/01/2025	689,000	723,065
salesforce.com, inc., 3.70%, 04/11/2028	630,000	717,236

		2,156,959

Specialty Retail-1.52%
Ross Stores, Inc., 4.60%, 04/15/2025	709,000	796,198
TJX Cos., Inc. (The), 2.25%, 09/15/2026	650,000	686,558

		1,482,756

Technology Hardware, Storage & Peripherals-0.81%
Apple, Inc., 3.25%, 02/23/2026	720,000	788,941

Textiles, Apparel & Luxury Goods-0.73%
VF Corp., 2.40%, 04/23/2025	680,000	711,855

	Principal Amount	Value
Tobacco-0.72%
Philip Morris International, Inc., 2.88%,
05/01/2024	$669,000	$707,920

Total U.S. Dollar Denominated Bonds & Notes (Cost $93,419,814)		94,093,894

	Shares
Money Market Funds-1.69%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $1,647,212)	1,647,212	1,647,212

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.04% (Cost $95,067,026)		95,741,106

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.45%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,596,333	1,596,333
Invesco Private Prime Fund, 0.11%(d)(e)(f)	3,723,288	3,724,778

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,321,111)		5,321,111

TOTAL INVESTMENTS IN SECURITIES-103.49% (Cost $100,388,137)		101,062,217
OTHER ASSETS LESS LIABILITIES-(3.49)%		(3,407,438)

NET ASSETS-100.00%		$97,654,779

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $13,951,615, which represented 14.29% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 8,048,098	$ (6,400,886)	$-	$ -	$1,647,212	$ 78
Invesco Premier U.S. Government Money Portfolio, Institutional Class	648,673	934,288	(1,582,961)	-	-	-	2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$810,727	$17,282,184	$(16,496,578)	$-	$-	$1,596,333	$177	*
Invesco Private Prime Fund	270,242	27,464,028	(24,009,548)	-	56	3,724,778	2,365	*

Total	$1,729,642	$53,728,598	$(48,489,973)	$-	$56	$6,968,323	$2,622

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Investment Grade Value ETF (IIGV)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.77%
Aerospace & Defense-3.51%
General Dynamics Corp., 3.75%, 05/15/2028	$280,000	$319,265
L3Harris Technologies, Inc.
4.40%, 06/15/2028	275,000	317,907
4.40%, 06/15/2028	280,000	323,687
Raytheon Technologies Corp. 3.50%, 03/15/2027	315,000	348,452
4.13%, 11/16/2028	275,000	316,699
Textron, Inc., 3.00%, 06/01/2030	300,000	320,938

		1,946,948

Air Freight & Logistics-0.48%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028(b)	230,000	263,798

Airlines-1.07%
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(c)	250,000	278,304
Southwest Airlines Co., 5.13%, 06/15/2027	270,000	315,926

		594,230

Auto Components-0.58%
Lear Corp., 3.80%, 09/15/2027	286,000	318,736

Automobiles-0.58%
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(c)	300,000	319,125

Banks-1.99%
Bank of America Corp., 4.20%, 08/26/2024	150,000	164,474
Citigroup, Inc., 4.45%, 09/29/2027	280,000	320,762
PNC Bank N.A., 4.05%, 07/26/2028	250,000	289,854
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/2030	310,000	325,876

		1,100,966

Beverages-1.11%
Constellation Brands, Inc., 2.25%, 08/01/2031	300,000	300,609
Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	270,000	317,148

		617,757

Biotechnology-1.77%
Biogen, Inc., 4.05%, 09/15/2025	300,000	333,697
Gilead Sciences, Inc., 3.65%, 03/01/2026	289,000	318,828
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	340,000	327,441

		979,966

Building Products-1.19%
Carlisle Cos., Inc., 2.75%, 03/01/2030(b)	320,000	335,475
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	296,000	322,309

		657,784

Capital Markets-6.99%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(c)	288,000	337,354
Ares Capital Corp., 4.25%, 03/01/2025	330,000	356,100
BlackRock, Inc., 1.90%, 01/28/2031	320,000	322,753
Cboe Global Markets, Inc., 3.65%, 01/12/2027	295,000	329,567
FMR LLC, 7.57%, 06/15/2029(c)	200,000	283,192

	Principal Amount	Value
Capital Markets-(continued)
Franklin Resources, Inc., 1.60%, 10/30/2030	$330,000	$319,462
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	300,000	325,094
Jefferies Group LLC/Jefferies Group Capital
Finance, Inc., 4.15%, 01/23/2030	285,000	323,435
KKR Group Finance Co. VI LLC, 3.75%, 07/01/2029(c)	290,000	327,081
Morgan Stanley, 3.88%, 01/27/2026	290,000	323,572
Northern Trust Corp., 1.95%, 05/01/2030	330,000	337,098
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	265,000	291,722

		3,876,430

Chemicals-1.76%
Dow Chemical Co. (The), 7.38%, 11/01/2029	240,000	335,479
International Flavors & Fragrances, Inc., 2.30%, 11/01/2030(c)	320,000	324,506
PPG Industries, Inc., 3.75%, 03/15/2028	280,000	318,645

		978,630

Commercial Services & Supplies-0.59%
Cintas Corp. No. 2, 3.70%, 04/01/2027	290,000	325,641

Construction Materials-1.20%
Eagle Materials, Inc., 2.50%, 07/01/2031	330,000	333,085
Vulcan Materials Co., 3.50%, 06/01/2030	300,000	334,264

		667,349

Containers & Packaging-0.60%
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031(b)	320,000	333,870

Diversified Consumer Services-0.58%
Block Financial LLC, 3.88%, 08/15/2030	295,000	322,561

Diversified Financial Services-3.41%
Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	320,000	321,938
ERAC USA Finance LLC, 3.80%, 11/01/2025(c)	302,000	332,554
GE Capital Funding LLC, 4.40%, 05/15/2030	200,000	234,555
National Rural Utilities Cooperative Finance
Corp., 3.40%, 02/07/2028	290,000	320,748
Nuveen LLC, 4.00%, 11/01/2028(c)	295,000	339,069
Pine Street Trust I, 4.57%, 02/15/2029(c)	300,000	344,989

		1,893,853

Diversified Telecommunication Services-1.16%
AT&T, Inc., 4.30%, 02/15/2030	280,000	325,338
Verizon Communications, Inc., 2.55%, 03/21/2031	310,000	320,603

		645,941

Electric Utilities-6.48%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	345,000	342,459
American Electric Power Co., Inc., Series J, 4.30%, 12/01/2028	275,000	317,421
Baltimore Gas and Electric Co., 2.25%, 06/15/2031	320,000	327,064
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031(b)	310,000	318,349
Entergy Texas, Inc., 1.75%, 03/15/2031	300,000	289,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2021

	Principal Amount	Value
Electric Utilities-(continued)
Exelon Corp., 4.05%, 04/15/2030	$295,000	$338,666
Georgia Power Co., Series B, 2.65%, 09/15/2029	300,000	318,107
Jersey Central Power & Light Co., 4.30%, 01/15/2026(c)	300,000	334,151
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/2028(c)	320,000	363,259
Progress Energy, Inc., 7.75%, 03/01/2031	220,000	316,623
Southern California Edison Co., Series E, 3.70%, 08/01/2025	300,000	328,407

		3,593,710

Electronic Equipment, Instruments & Components-0.60%
Amphenol Corp., 2.80%, 02/15/2030	315,000	334,317

Energy Equipment & Services-0.57%
Schlumberger Holdings Corp., 3.90%, 05/17/2028(c)	284,000	317,803

Entertainment-0.59%
Walt Disney Co. (The), 2.65%, 01/13/2031(b)	310,000	329,557
Equity REITs-8.04%
American Tower Corp., 3.80%, 08/15/2029	290,000	323,906
AvalonBay Communities, Inc., 2.30%, 03/01/2030	320,000	329,404
Boston Properties L.P., 3.25%, 01/30/2031	295,000	318,142
Camden Property Trust, 2.80%, 05/15/2030	300,000	320,273
Crown Castle International Corp., 2.25%, 01/15/2031	300,000	298,033
Equinix, Inc., 3.20%, 11/18/2029	310,000	333,863
ERP Operating L.P., 3.00%, 07/01/2029	300,000	324,802
Prologis L.P., 2.25%, 04/15/2030	328,000	338,383
Public Storage, 1.85%, 05/01/2028(b)	330,000	337,680
Realty Income Corp., 3.25%, 01/15/2031	290,000	320,611
Regency Centers L.P., 3.70%, 06/15/2030	305,000	342,784
Simon Property Group L.P., 2.45%, 09/13/2029	326,000	336,797
Sun Communities Operating L.P., 2.70%, 07/15/2031	200,000	203,903
Ventas Realty L.P., 4.40%, 01/15/2029	290,000	334,306

		4,462,887

Food & Staples Retailing-2.38%
Costco Wholesale Corp., 1.60%, 04/20/2030	320,000	317,976
Mars, Inc., 3.20%, 04/01/2030(c)	305,000	337,641
Sysco Corp., 5.95%, 04/01/2030	260,000	335,501
Walmart, Inc., 3.70%, 06/26/2028	290,000	331,427

		1,322,545

Food Products-2.08%
Campbell Soup Co., 4.15%, 03/15/2028	275,000	313,610
Cargill, Inc., 2.13%, 04/23/2030(c)	300,000	307,977
Hormel Foods Corp., 1.80%, 06/11/2030	320,000	321,156
Ingredion, Inc., 2.90%, 06/01/2030	200,000	211,606

		1,154,349

Gas Utilities-1.73%
Atmos Energy Corp., 1.50%, 01/15/2031	300,000	287,936

	Principal Amount	Value
Gas Utilities-(continued)
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	$307,000	$339,628
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	320,000	334,446

		962,010

Health Care Equipment & Supplies-2.99%
Ascension Health, Series B, 2.53%, 11/15/2029	310,000	328,249
Boston Scientific Corp., 2.65%, 06/01/2030	305,000	317,938
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	300,000	325,387
Providence St. Joseph Health Obligated Group,
Series 19-A, 2.53%, 10/01/2029	310,000	326,677
STERIS Irish FinCo Unlimited Co., 2.70%, 03/15/2031	350,000	361,335

		1,659,586

Health Care Providers & Services-2.92%
AmerisourceBergen Corp., 2.70%, 03/15/2031	320,000	332,584
CommonSpirit Health, 3.35%, 10/01/2029	300,000	326,136
Health Care Service Corp., 2.20%, 06/01/2030(c)	315,000	319,932
Quest Diagnostics, Inc., 2.95%, 06/30/2030	300,000	321,371
Sutter Health, Series 20-A, 2.29%, 08/15/2030	310,000	317,649

		1,617,672

Hotels, Restaurants & Leisure-0.60%
Booking Holdings, Inc., 4.63%, 04/13/2030	280,000	335,254

Household Durables-0.57%
NVR, Inc., 3.00%, 05/15/2030	300,000	318,503

Household Products-0.58%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	290,000	322,048

Industrial Conglomerates-1.77%
3M Co., 2.38%, 08/26/2029(b)	310,000	326,848
General Electric Co., 3.63%, 05/01/2030(b)	290,000	326,413
Roper Technologies, Inc., 1.75%, 02/15/2031	340,000	329,563

		982,824

Insurance-8.73%
Aflac, Inc., 3.60%, 04/01/2030	280,000	318,315
Athene Holding Ltd., 4.13%, 01/12/2028	291,000	326,719
Berkshire Hathaway Finance Corp., 1.45%, 10/15/2030	340,000	333,090
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	304,000	333,760
Equitable Financial Life Global Funding, 1.80%, 03/08/2028(c)	330,000	331,816
F&G Global Funding, 1.75%, 06/30/2026(c)	200,000	203,460
Fidelity National Financial, Inc., 3.40%, 06/15/2030	300,000	324,520
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	268,000	315,363
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(c)	350,000	388,587
New York Life Global Funding, 0.85%, 01/15/2026(c)	340,000	337,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2021

	Principal Amount	Value
Insurance-(continued)
Northwestern Mutual Global Funding, 0.80%, 01/14/2026(c)	$330,000	$326,741
Principal Financial Group, Inc., 2.13%, 06/15/2030	330,000	333,134
Reinsurance Group of America, Inc., 3.90%, 05/15/2029(b)	280,000	316,399
Sammons Financial Group, Inc., 3.35%, 04/16/2031(c)	320,000	333,576
Willis North America, Inc., 2.95%, 09/15/2029	300,000	318,774

		4,842,165

Interactive Media & Services-0.58%
Alphabet, Inc., 1.10%, 08/15/2030	340,000	323,584

IT Services-3.47%
Amdocs Ltd., 2.54%, 06/15/2030(b)	320,000	324,327
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031	310,000	320,108
Fiserv, Inc., 3.50%, 07/01/2029	290,000	318,969
International Business Machines Corp., 3.50%, 05/15/2029	250,000	280,407
PayPal Holdings, Inc., 2.85%, 10/01/2029	295,000	318,420
VeriSign, Inc., 2.70%, 06/15/2031(b)	350,000	360,484

		1,922,715

Life Sciences Tools & Services-1.19%
Agilent Technologies, Inc., 2.30%, 03/12/2031	330,000	334,550
PerkinElmer, Inc., 3.30%, 09/15/2029	301,000	326,740

		661,290

Machinery-1.11%
Cummins, Inc., 1.50%, 09/01/2030(b)	300,000	290,279
Parker-Hannifin Corp., 3.25%, 06/14/2029	300,000	326,491

		616,770

Media-2.31%
Comcast Corp., 4.15%, 10/15/2028	280,000	325,228
Fox Corp., 4.71%, 01/25/2029	280,000	329,957
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	250,000	299,639
ViacomCBS, Inc., 7.88%, 07/30/2030	230,000	327,732

		1,282,556

Multi-Utilities-1.80%
Ameren Corp., 3.50%, 01/15/2031(b)	305,000	337,914
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	300,000	329,410
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/2030	340,000	331,179

		998,503

Oil, Gas & Consumable Fuels-7.99%
Cameron LNG LLC, 2.90%, 07/15/2031(c)	300,000	323,342
Chevron Corp., 1.55%, 05/11/2025	323,000	331,406
Chevron Phillips Chemical Co. LLC/Chevron
Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	225,000	247,365
Colonial Enterprises, Inc., 3.25%, 05/15/2030(c)	302,000	330,810
ConocoPhillips, 6.95%, 04/15/2029	240,000	325,146
Exxon Mobil Corp., 2.99%, 03/19/2025	310,000	331,820

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	$325,000	$334,937
Midwest Connector Capital Co. LLC, 3.90%, 04/01/2024(c)	335,000	351,224
ONEOK, Inc., 4.55%, 07/15/2028	285,000	325,395
Phillips 66, 2.15%, 12/15/2030(b)	300,000	295,927
Phillips 66 Partners L.P., 3.15%, 12/15/2029	300,000	316,070
Pioneer Natural Resources Co., 1.90%, 08/15/2030	300,000	289,805
Tennessee Gas Pipeline Co. LLC, 2.90%, 03/01/2030(c)	305,000	317,900
Valero Energy Corp., 3.40%, 09/15/2026	290,000	312,519

		4,433,666

Paper & Forest Products-0.58%
Georgia-Pacific LLC, 2.30%, 04/30/2030(c)	310,000	320,263

Personal Products-0.60%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	310,000	330,286

Pharmaceuticals-1.20%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029 .	300,000	337,286
Viatris, Inc., 2.70%, 06/22/2030(b)(c)	320,000	327,798

		665,084

Road & Rail-0.57%
Union Pacific Corp., 3.95%, 09/10/2028	274,000	313,280

Semiconductors & Semiconductor Equipment-1.29%
Lam Research Corp., 4.00%, 03/15/2029	311,000	360,646
NVIDIA Corp., 2.85%, 04/01/2030	325,000	352,251

		712,897

Software-1.16%
Adobe, Inc., 2.30%, 02/01/2030	335,000	349,895
ServiceNow, Inc., 1.40%, 09/01/2030	310,000	294,557

		644,452

Specialty Retail-1.19%
AutoZone, Inc., 4.00%, 04/15/2030	290,000	332,659
Best Buy Co., Inc., 1.95%, 10/01/2030	330,000	326,340

		658,999

Technology Hardware, Storage & Peripherals-0.59%
Apple, Inc., 3.25%, 02/23/2026	300,000	328,726

Textiles, Apparel & Luxury Goods-1.15%
NIKE, Inc., 2.85%, 03/27/2030(b)	290,000	317,437
Ralph Lauren Corp., 2.95%, 06/15/2030	300,000	321,468

		638,905

Tobacco-0.57%
Altria Group, Inc., 4.80%, 02/14/2029	273,000	317,200

Trading Companies & Distributors-0.63%
Air Lease Corp., 2.88%, 01/15/2026	330,000	347,199

Water Utilities-0.59%
American Water Capital Corp., 3.75%, 09/01/2028	287,000	326,312

Total U.S. Dollar Denominated Bonds & Notes
(Cost $53,908,466)		54,241,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-0.77%
Invesco Government & Agency Portfolio,
Institutional Class, 0.03%(d)(e)
(Cost $427,245)	427,245	$427,245

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-98.54%
(Cost $54,335,711)		54,668,747

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.50%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,248,805	1,248,805

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,912,714	$2,913,879

Total Investments Purchased with Cash Collateral from Securities on Loan
(Cost $4,162,684)		4,162,684

TOTAL INVESTMENTS IN SECURITIES-106.04%
(Cost $58,498,395)		58,831,431
OTHER ASSETS LESS LIABILITIES-(6.04)%		(3,349,863)

NET ASSETS-100.00%		$55,481,568

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $9,664,605, which represented 17.42% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency
Portfolio, Institutional Class	$-	$3,149,711	$(2,722,466)	$-	$-	$427,245	$41
Invesco Premier U.S. Government
Money Portfolio, Institutional Class	65,733	354,393	(420,126)	-	-	-	2
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	9,636,669	(8,387,864)	-	-	1,248,805	105	*
Invesco Private Prime Fund	-	15,392,177	(12,478,307)	-	9	2,913,879	1,344	*

Total	$65,733	$28,532,950	$(24,008,763)	$-	$9	$4,589,929	$1,492

* Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e) The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Assets and Liabilities

August 31, 2021

	Invesco Investment	Invesco Investment
	Grade Defensive	Grade Value
	ETF (IIGD)	ETF (IIGV)
Assets:
Unaffiliated investments in securities, at value(a)	$94,093,894	$54,241,502
Affiliated investments in securities, at value	6,968,323	4,589,929
Cash	-	289,025
Receivable for:
Dividends and interest	725,393	446,341
Securities lending	556	355
Investments sold	4,839,454	2,655,551

Total assets	106,627,620	62,222,703

Liabilities:
Payable for:
Investments purchased	3,641,026	2,572,334
Collateral upon return of securities loaned	5,321,111	4,162,684
Accrued unitary management fees	10,704	6,117

Total liabilities	8,972,841	6,741,135

Net Assets	$97,654,779	$55,481,568

Net assets consist of:
Shares of beneficial interest	$96,288,664	$54,792,827
Distributable earnings	1,366,115	688,741

Net Assets	$97,654,779	$55,481,568

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,650,001	2,000,001
Net asset value	$26.75	$27.74

Market price	$26.76	$27.76

Unaffiliated investments in securities, at cost	$93,419,814	$53,908,466

Affiliated investments in securities, at cost	$6,968,323	$4,589,929

(a)Includes securities on loan with an aggregate value of:	$5,160,092	$3,718,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Operations

For the year ended August 31, 2021

	Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)
Investment income:
Unaffiliated interest income	$1,186,961	$900,154
Affiliated dividend income	80	43
Securities lending income	5,998	2,311

Total investment income	1,193,039	902,508

Expenses:
Unitary management fees	115,474	56,113

Less: Waivers	(232)	(125)

Net expenses	115,242	55,988

Net investment income	1,077,797	846,520

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	918,264	434,799
Affiliated investment securities	56	9
In-kind redemptions	508,670	522,077

Net realized gain	1,426,990	956,885

Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(2,282,557)	(1,159,226)

Net realized and unrealized gain (loss)	(855,567)	(202,341)

Net increase in net assets resulting from operations	$222,230	$644,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco Investment Grade Defensive ETF (IIGD)		Invesco Investment Grade Value ETF (IIGV)
	2021	2020	2021	2020
Operations:
Net investment income	$1,077,797	$1,500,778	$846,520	$1,108,446
Net realized gain	1,426,990	1,306,254	956,885	1,355,267
Change in net unrealized appreciation (depreciation)	(2,282,557)	1,920,469	(1,159,226)	309,388

Net increase in net assets resulting from operations	222,230	4,727,501	644,179	2,773,101

Distributions to Shareholders from:
Distributable earnings	(2,419,050)	(1,567,509)	(1,572,468)	(1,350,305)

Shareholder Transactions:
Proceeds from shares sold	43,032,852	21,277,639	32,143,312	13,794,077
Value of shares repurchased	(26,828,170)	(6,571,405)	(16,742,758)	(16,446,175)
Transaction fees	-	36,426	-	6,776

Net increase (decrease) in net assets resulting from share transactions	16,204,682	14,742,660	15,400,554	(2,645,322)

Net increase (decrease) in net assets	14,007,862	17,902,652	14,472,265	(1,222,526)

Net assets:
Beginning of year	83,646,917	65,744,265	41,009,303	42,231,829

End of year	$97,654,779	$83,646,917	$55,481,568	$41,009,303

Changes in Shares Outstanding:
Shares sold	1,600,000	800,000	1,150,000	500,000
Shares repurchased	(1,000,000)	(250,000)	(600,000)	(600,000)
Shares outstanding, beginning of year	3,050,001	2,500,001	1,450,001	1,550,001

Shares outstanding, end of year	3,650,001	3,050,001	2,000,001	1,450,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights

Invesco Investment Grade Defensive ETF (IIGD)

	Years Ended August 31,				For the Period July 23, 2018(a) Through August 31,
	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$27.43	$26.30	$25.16		$25.00

Net investment income(b)	0.33	0.53	0.66		0.08
Net realized and unrealized gain (loss) on investments	(0.27)	1.14	1.03		0.13

Total from investment operations	0.06	1.67	1.69		0.21

Distributions to shareholders from:
Net investment income	(0.33)	(0.53)	(0.78)		(0.05)
Net realized gains	(0.41)	(0.02)	(0.01)		-

Total distributions	(0.74)	(0.55)	(0.79)		(0.05)

Transaction fees(b)	-	0.01	0.24		-

Net asset value at end of period	$26.75	$27.43	$26.30		$25.16

Market price at end of period(c)	$26.76	$27.41	$26.37		$25.17

Net Asset Value Total Return(d)	0.21%	6.50%	7.81%		0.83	%(e)
Market Price Total Return(d)	0.32%	6.13%	8.05%		0.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$97,655	$83,647	$65,744		$6,291
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.13%	0.15	%(f)	0.12	%(g)
Expenses, prior to Waivers	0.13%	0.13%	0.15	%(f)	0.13	%(g)
Net investment income	1.21%	1.98%	2.57	%(f)	3.16	%(g)
Portfolio turnover rate(h)	53%	74%	71%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.67%. The market price total return from Fund Inception to August 31, 2018 was 0.83%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Investment Grade Value ETF (IIGV)

	Years Ended August 31,				For the Period July 23, 2018(a) Through August 31,
	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$28.28	$27.25	$25.23		$25.00

Net investment income(b)	0.55	0.73	0.86		0.10
Net realized and unrealized gain (loss) on investments	(0.07)	1.19	1.95		0.19

Total from investment operations	0.48	1.92	2.81		0.29

Distributions to shareholders from:
Net investment income	(0.54)	(0.73)	(0.95)		(0.06)
Net realized gains	(0.48)	(0.16)	(0.02)		-

Total distributions	(1.02)	(0.89)	(0.97)		(0.06)

Transaction fees(b)	-	0.00 (c)	0.18		-

Net asset value at end of period	$27.74	$28.28	$27.25		$25.23

Market price at end of period(d)	$27.76	$28.32	$27.32		$25.23

Net Asset Value Total Return(e)	1.74%	7.25%	12.23%		1.14	%(f)
Market Price Total Return(e)	1.68%	7.13%	12.51%		1.14	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$55,482	$41,009	$42,232		$6,307
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.13%	0.15	%(g)	0.13	%(h)
Expenses, prior to Waivers	0.13%	0.13%	0.16	%(g)	0.13	%(h)
Net investment income	1.96%	2.69%	3.31	%(g)	3.76	%(h)
Portfolio turnover rate(i)	63%	178%	112%		16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.78%. The market price total return from Fund Inception to August 31, 2018 was 0.78%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Investment Grade Defensive ETF (IIGD)	“Investment Grade Defensive ETF”
Invesco Investment Grade Value ETF (IIGV)	“Investment Grade Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Investment Grade Defensive ETF	Invesco Investment Grade Defensive Index
Investment Grade Value ETF	Invesco Investment Grade Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income

25

per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust.

Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for

26

international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the

27

Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of

28

securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Investment Grade Defensive ETF	0.13%
Investment Grade Value ETF	0.13%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

Investment Grade Defensive ETF	$232
Investment Grade Value ETF	125

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investment Grade Defensive ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$94,093,894	$-	$94,093,894
Money Market Funds	1,647,212	5,321,111	-	6,968,323

Total Investments	$1,647,212	$99,415,005	$-	$101,062,217

Investment Grade Value ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$54,241,502	$-	$54,241,502
Money Market Funds	427,245	4,162,684	-	4,589,929

Total Investments	$427,245	$58,404,186	$-	$58,831,431

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021		2020
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Investment Grade Defensive ETF	$2,079,051	$339,999	$1,563,804	$ 3,705
Investment Grade Value ETF	1,366,473	205,995	1,302,800	47,505

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation- Investments	Shares of Beneficial Interest	Total Net Assets
Investment Grade Defensive ETF	$152,850	$539,992	$673,273	$96,288,664	$97,654,779
Investment Grade Value ETF	189,398	172,031	327,312	54,792,827	55,481,568

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds did not have any capital loss carryforwards as of August 31, 2021.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Investment Grade Defensive ETF	$46,771,275	$49,578,542
Investment Grade Value ETF	26,985,457	27,849,974

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For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Investment Grade Defensive ETF	$42,612,618	$26,377,096
Investment Grade Value ETF	31,874,376	16,533,757

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Investment Grade Defensive ETF	$881,482	$(208,209)	$673,273	$100,388,944
Investment Grade Value ETF	587,140	(259,828)	327,312	58,504,119

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Investment Grade Defensive ETF	$1,255	$(509,925)	$508,670
Investment Grade Value ETF	1,958	(523,932)	521,974

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF (two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021, and each of the financial highlights for each of the three years in the period ended August 31, 2021 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Investment Grade Defensive ETF (IIGD)
Actual	$1,000.00	$1,008.30	0.13%	$0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco Investment Grade Value ETF (IIGV)
Actual	1,000.00	1,024.00	0.13	0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Investment Grade Defensive ETF	0%	0%	0%	0%	75%	99%	$339,999	$1,001,254
Invesco Investment Grade Value ETF	0%	0%	0%	0%	76%	100%	205,995	519,953

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010- 2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork— Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015- 2020); Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011- 2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

* This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
** Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

44

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 39 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFI Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFI Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFI Strategic US ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco RAFI Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000 Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000 Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

45

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF and Invesco BulletShares 2029 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFI Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFI Strategic Developed ex-US ETF and Invesco RAFI Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF, Invesco BulletShares 2025 USD Emerging Markets Debt ETF and Invesco Russell 1000 Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFI Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000 Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF and Invesco BulletShares 2027 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2021 Corporate Bond ETF	X	X	X
Invesco BulletShares 2022 Corporate Bond ETF	X		X
Invesco BulletShares 2023 Corporate Bond ETF	X		X

46

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X
Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2028 Corporate Bond ETF	X		X
Invesco BulletShares 2029 Corporate Bond ETF	X		X
Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2023 Municipal Bond ETF		N/A	X
Invesco BulletShares 2024 Municipal Bond ETF		N/A	X
Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2025 USD Emerging Markets Debt ETF	X		X
Invesco Investment Grade Defensive ETF	X	X	X
Invesco Investment Grade Value ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US ETF	X	X	X
Invesco RAFITM Strategic Emerging Markets ETF	X		X
Invesco RAFITM Strategic US ETF	X	X	X
Invesco RAFITM Strategic US Small Company ETF	X		X
Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the indexes, the

47

Approval of Investment Advisory Contracts–(continued)

distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. (The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco 2025 USD Emerging Markets Debt ETF, because the Fund had not yet commenced operations as of December 31, 2020.) The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

48

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2021
IMFL	Invesco International Developed Dynamic Multifactor ETF

OMFL	Invesco Russell 1000® Dynamic Multifactor ETF

OMFS	Invesco Russell 2000® Dynamic Multifactor ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2021, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Despite continued concerns about inflation, the US benefited from the rebound of growth stocks and strong first-quarter earnings growth. European and UK equity markets also performed well, followed by Asia ex-Japan, while the Japanese equity market lagged due to slower progress on their vaccine rollout. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

At the end of the fiscal year, global equity markets were positive as economic data was strong across developed markets amid the spread of the Delta variant across the globe. Emerging market equities were impacted by Chinese regulatory changes but managed to rebound by the end of August. Overall, developed market equities and emerging market equities had robust returns for the fiscal year.

3

IMFL	Management’s Discussion of Fund Performance
Invesco International Developed Dynamic Multifactor ETF (IMFL)

As an index fund, the Invesco International Developed Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex US Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE” or the “Index Provider”) compiles and maintains the Index, which is an index of foreign equity securities designed to reflect a dynamic combination of “factor investing” strategies that, in the view of the Index Provider, have historically outperformed other factors during various parts of the economic cycle. The Index’s universe of investable stocks are taken from the FTSE Developed ex US Index (the “Benchmark Index”), which comprises large-capitalization (85%) and mid-capitalization (15%) stocks of companies located in 24 developed market countries around the world, excluding the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (February 24, 2021) through August 31, 2021, on a market price basis, the Fund returned 7.90%. On a net asset value (“NAV”) basis, the Fund returned 9.41%. During the same time period, the Index returned 9.70%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 7.77%. The Benchmark Index is an unmanaged index weighted by market capitalization. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and materials sectors and most underweight in the health care and consumer staples sectors during the fiscal period ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the industrials sector.

For the fiscal period ended August 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Nippon Yusen K.K., an industrials company (portfolio average weight of 0.73%) and Mitsui OSK Lines Ltd., an industrials company (portfolio average weight of 0.48%). Positions that detracted most significantly from the Fund’s return during the period included ThyssenKrupp AG, a materials company (portfolio average weight of 0.45%) and Valeo, a consumer discretionary company (portfolio average weight of 0.33%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	24.37
Consumer Discretionary	17.46
Financials	16.29
Materials	15.45
Information Technology	8.94
Health Care	3.56
Communication Services	3.36
Real Estate	3.33
Sector Types Each Less Than 3%	6.81
Money Market Funds Plus Other Assets Less Liabilities	0.43

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Nippon Yusen K.K.	1.29
Mitsui OSK Lines Ltd.	0.84
Canadian Natural Resources Ltd.	0.77
Canadian Tire Corp. Ltd., Class A	0.71
Porsche Automobil Holding SE, Preference Shares	0.57
M&G PLC	0.56
Kingfisher PLC	0.55
Publicis Groupe S.A.	0.53
Mineral Resources Ltd.	0.52
Kinnevik AB, Class B	0.52
Total	6.86

*	Excluding money market fund holdings

4

Invesco International Developed Dynamic Multifactor ETF (IMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
FTSE Developed ex US Invesco Dynamic Multifactor Index (Net)	9.70%
FTSE Developed ex US Index (Net)	7.77
Fund
NAV Return	9.41
Market Price Return	7.90

Fund Inception: February 24, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.34% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

OMFL	Management’s Discussion of Fund Performance
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

As an index fund, the Invesco Russell 1000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell Company (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000® Index (the “Benchmark Index”), which measures the performance of the 1,000 largest capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 51.93%. On a net asset value (“NAV”) basis, the Fund returned 52.12%. During the same time period, the Index returned 52.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return.

During this same time period, the Benchmark Index returned 32.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and materials sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the consumer discretionary sector along with its security selection and overweight position in the financials sector.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Bath & Body Works, Inc., a consumer discretionary company (portfolio average weight of 0.62%) and Discover Financial Services, a financials company (portfolio average weight of 0.45%). Positions that detracted most significantly from the Fund’s return during the period included SolarEdge Technologies Inc., an information technology company (no longer held at fiscal year-end) and Peloton Interactive, Inc., Class A, a consumer discretionary company (portfolio average weight of 0.12%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	20.41
Information Technology	17.04
Industrials	16.88
Consumer Discretionary	15.70
Materials	10.15
Health Care	6.19
Real Estate	3.66
Communication Services	3.25
Sector Types Each Less Than 3%	6.65
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Dell Technologies, Inc., Class C	1.23
HP, Inc.	1.16
Synchrony Financial	0.76
Ally Financial, Inc.	0.75
Nucor Corp.	0.73
Quanta Services, Inc.	0.71
Discover Financial Services	0.68
NetApp, Inc.	0.68
Capital One Financial Corp.	0.67
Ford Motor Co.	0.62
Total	7.99

*	Excluding money market fund holdings

6

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Russell 1000® Invesco Dynamic Multifactor Index	52.61%	21.43%	79.04%	20.96%	106.51%
Russell 1000® Index	32.25	18.42	66.05	18.19	89.09
Fund
NAV Return	52.12	21.11	77.66	20.61	104.26
Market Price Return	51.93	21.12	77.66	20.61	104.27

Oppenheimer Russell 1000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

OMFS	Management’s Discussion of Fund Performance
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

As an index fund, the Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell Company (“FTSE Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to reflect a dynamic combination of factor exposures drawn from constituent stocks of the Russell 2000® Index (the “Benchmark Index”), which measures the performance of 2,000 small-capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 63.95%. On a net asset value (“NAV”) basis, the Fund returned 64.12%. During the same time period, the Index returned 64.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return.

During this same time period, the Benchmark Index returned 47.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary and industrials sectors and most underweight in the health care and information technology sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the consumer discretionary sector along with its underweight allocation to and security selection in the health care sector.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Owens & Minor, Inc., a health care company (portfolio average weight 0.88%) and Tupperware Brands Corp., a consumer discretionary company (portfolio average weight of 0.68%). Positions that detracted most significantly from the Fund’s return during the period included AMC Entertainment Holdings, Inc., Class A, a communication services company (no longer held at fiscal year-end) and Mallinckrodt PLC, a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	20.60
Financials	19.92
Consumer Discretionary	19.88
Health Care	10.67
Information Technology	8.56
Materials	6.17
Energy	5.39
Communication Services	3.67
Sector Types Each Less Than 3%	5.10
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Veritiv Corp.	0.73
LendingClub Corp.	0.62
Hibbett, Inc.	0.55
Signet Jewelers Ltd.	0.52
MYR Group, Inc.	0.51
IDT Corp., Class B	0.50
Tupperware Brands Corp.	0.48
Community Health Systems, Inc.	0.47
Pitney Bowes, Inc.	0.46
Textainer Group Holdings Ltd.	0.46
Total	5.30

*	Excluding money market fund holdings

8

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 2000® Invesco Dynamic Multifactor Index	64.64%	14.20%	48.93%	15.49%	73.15%
Russell 2000® Index	47.08	10.75	35.83	13.36	61.25
Fund
NAV Return	64.12	13.70	46.98	14.98	70.23
Market Price Return	63.95	13.69	46.96	14.97	70.20

Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco International Developed Dynamic Multifactor ETF (IMFL)

August 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.57%
Australia-5.79%
Afterpay Ltd.(a)	1,463	$143,908
ALS Ltd.	20,989	195,736
Ansell Ltd.	7,206	189,542
Aristocrat Leisure Ltd.	6,676	222,831
Australia & New Zealand Banking Group Ltd.	2,273	46,265
Bank of Queensland Ltd.	7,256	50,167
Beach Energy Ltd.	43,361	33,275
Bendigo & Adelaide Bank Ltd.	10,555	77,450
BHP Group Ltd.	1,372	45,734
BHP Group PLC	11,848	368,104
BlueScope Steel Ltd.	17,816	328,125
Boral Ltd.(a)	12,126	54,060
carsales.com Ltd.	5,073	93,061
Charter Hall Group	15,556	203,052
Commonwealth Bank of Australia	414	30,294
Computershare Ltd.	8,882	107,108
Crown Resorts Ltd.(a)	5,084	34,593
CSR Ltd.	14,049	55,959
Domino’s Pizza Enterprises Ltd.	2,288	262,098
Downer EDI Ltd.	34,846	165,792
Fortescue Metals Group Ltd.	10,433	160,124
Glencore PLC(a)	76,175	343,233
Goodman Group	5,176	87,498
Harvey Norman Holdings Ltd.	50,788	199,697
IDP Education Ltd.	2,940	61,926
IGO Ltd.	18,119	127,788
Iluka Resources Ltd.	50,868	371,769
Incitec Pivot Ltd.	22,678	44,750
JB Hi-Fi Ltd.	8,023	268,495
Macquarie Group Ltd.	1,548	188,642
Mineral Resources Ltd.	17,479	701,449
National Australia Bank Ltd.	1,358	27,522
NEXTDC Ltd.(a)	3,707	35,871
Oil Search Ltd.	17,536	47,933
OZ Minerals Ltd.	19,939	343,472
Qantas Airways Ltd.(a)	8,586	31,940
Qube Holdings Ltd.	22,554	52,088
Ramsay Health Care Ltd.	558	28,098
REA Group Ltd.	555	62,263
Reece Ltd.	6,174	94,216
Rio Tinto Ltd.	981	80,343
Rio Tinto PLC	1,266	93,772
Santos Ltd.	41,510	183,542
SEEK Ltd.	6,835	162,549
Seven Group Holdings Ltd.(b)	4,459	69,251
Sonic Healthcare Ltd.	6,410	203,318
South32 Ltd.	43,196	99,129
Star Entertainment Group Ltd. (The)(a)	27,625	82,374
Stockland	84,771	286,232
Suncorp Group Ltd.	5,655	51,579
Tabcorp Holdings Ltd.	16,154	56,551
Washington H Soul Pattinson & Co. Ltd.	2,029	53,117
Wesfarmers Ltd.	2,448	107,258
Westpac Banking Corp.	2,539	47,912

	Shares	Value
Australia-(continued)
WiseTech Global Ltd.	2,823	$99,735
Worley Ltd.	21,161	162,079

		7,824,669

Austria-0.77%
ams AG(a)	15,429	313,784
ANDRITZ AG	1,411	81,049
Erste Group Bank AG	1,642	65,631
Mondi PLC	4,760	131,347
OMV AG	3,301	182,871
Verbund AG	415	45,437
voestalpine AG	4,872	220,844

		1,040,963

Belgium-1.03%
Ackermans & van Haaren N.V.	195	35,909
Ageas S.A./N.V.	13,047	652,247
Groupe Bruxelles Lambert S.A.	689	78,974
KBC Group N.V.	899	75,708
Sofina S.A.	462	204,186
Solvay S.A., Class A	223	29,207
Telenet Group Holding N.V.	795	30,237
UCB S.A.	601	68,732
Umicore S.A.	1,580	103,961
Warehouses De Pauw C.V.A.	2,531	116,342

		1,395,503

Brazil-0.07%
Yara International ASA	1,905	95,542

Canada-4.84%
Agnico Eagle Mines Ltd.	1,300	74,688
Alimentation Couche-Tard, Inc., Class B	1,254	50,591
Bank of Montreal	799	79,391
Bank of Nova Scotia (The)	1,664	102,910
Brookfield Asset Management Reinsurance Partners Ltd., Class A(a)	6	366
Brookfield Asset Management, Inc., Class A	998	55,434
Canadian Imperial Bank of Commerce	875	100,501
Canadian Natural Resources Ltd.	31,543	1,042,156
Canadian Pacific Railway Ltd.	1,283	88,017
Canadian Tire Corp. Ltd., Class A(b)	6,288	955,404
Canopy Growth Corp.(a)	978	16,802
Cenovus Energy, Inc.	5,522	45,753
CGI, Inc., Class A(a)	953	85,040
Constellation Software, Inc.	34	57,531
Dollarama, Inc.	968	44,070
Fairfax Financial Holdings Ltd.	163	72,038
Great-West Lifeco, Inc.	2,459	75,950
Hydro One Ltd.(c)	1,408	34,987
IGM Financial, Inc.	1,926	70,126
Imperial Oil Ltd.	1,654	43,704
Intact Financial Corp.	542	73,701
Magna International, Inc.	7,833	617,578
Manulife Financial Corp.	24,701	480,278
National Bank of Canada	4,515	357,799
Nutrien Ltd.	4,137	251,104
Pembina Pipeline Corp.	3,563	108,414
Power Corp. of Canada	16,706	575,618
Restaurant Brands International, Inc.	2,225	142,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
Canada-(continued)
Royal Bank of Canada	333	$34,152
Shaw Communications, Inc., Class B	2,431	71,430
Shopify, Inc., Class A(a)	26	39,640
Sun Life Financial, Inc.	8,632	443,742
Teck Resources Ltd., Class B	9,632	216,856
Wheaton Precious Metals Corp.	885	39,822

		6,548,321

Chile-0.08%
Antofagasta PLC	5,571	111,633

China-2.14%
AAC Technologies Holdings, Inc.	6,500	36,230
BOC Hong Kong Holdings Ltd.	12,000	36,413
Chow Tai Fook Jewellery Group Ltd.	52,600	106,588
ESR Cayman Ltd.(a)(c)	38,800	118,236
Kerry Logistics Network Ltd.(b)	71,730	228,268
Lee & Man Paper Manufacturing Ltd.	175,744	154,337
Lenovo Group Ltd.	584,017	647,293
MicroPort Scientific Corp.(b)	12,000	74,293
Minth Group Ltd.	45,242	187,894
MMG Ltd.(a)	197,002	95,495
Nexteer Automotive Group Ltd.	108,387	122,081
SITC International Holdings Co. Ltd.	59,135	257,758
Tingyi Cayman Islands Holding Corp.	18,000	32,031
Uni-President China Holdings Ltd.	27,501	26,061
Want Want China Holdings Ltd.	60,000	40,811
Wharf Holdings Ltd. (The)	35,776	120,981
Wilmar International Ltd.	41,300	127,115
Xinyi Glass Holdings Ltd.	114,000	479,315

		2,891,200

Denmark-1.46%
Ambu A/S, Class B(b)	1,243	39,284
AP Moller - Maersk A/S, Class A	54	146,146
AP Moller - Maersk A/S, Class B	74	209,907
Demant A/S(a)	1,002	56,781
DSV Panalpina A/S	735	187,254
Genmab A/S(a)	308	145,790
GN Store Nord A/S	2,352	176,927
Pandora A/S	5,019	600,701
Rockwool International A/S, Class B	312	165,067
Vestas Wind Systems A/S	6,046	244,053

		1,971,910

Finland-1.53%
Fortum OYJ	4,389	133,255
Huhtamaki OYJ	1,639	87,470
Kesko OYJ, Class B	15,738	649,485
Kone OYJ, Class B	389	32,254
Metso Outotec OYJ	25,689	274,256
Neste OYJ	1,558	94,789
Nokian Renkaat OYJ	3,222	122,508
Nordea Bank Abp	7,979	93,595
Sampo OYJ, Class A	1,114	57,519
Stora Enso OYJ, Class R	17,602	344,400
UPM-Kymmene OYJ	1,653	67,183
Wartsila OYJ Abp	8,313	117,806

		2,074,520

France-4.61%
Adevinta ASA, Class B(a)	1,855	37,290

	Shares	Value
France-(continued)
ALD S.A.(c)	2,516	$35,343
Arkema S.A.	1,418	188,144
Atos SE	1,136	58,950
AXA S.A.	3,884	109,028
BNP Paribas S.A.	757	48,013
Bollore S.A.	17,146	101,402
Bouygues S.A.	1,167	48,808
Capgemini SE	2,024	454,313
Carrefour S.A.	2,147	42,705
Cie de Saint-Gobain	6,009	435,459
Cie Generale des Etablissements Michelin S.C.A.	1,627	263,217
Cie Plastic Omnium S.A.	2,920	87,965
CNP Assurances	10,725	183,512
Credit Agricole S.A.	6,199	89,348
Edenred	550	31,164
Eiffage S.A.	1,028	106,813
Electricite de France S.A.	2,306	31,236
ENGIE S.A.	2,014	28,843
Eurazeo SE	696	71,561
Faurecia SE	3,600	173,555
Iliad S.A.	170	36,523
Imerys S.A.	3,108	143,819
Ipsen S.A.	1,153	115,255
La Francaise des Jeux SAEM(c)	2,191	113,309
Legrand S.A.	842	96,333
Publicis Groupe S.A.	10,951	717,713
Remy Cointreau S.A.	208	40,955
Renault S.A.(a)	12,401	460,389
Rexel S.A.(a)	25,198	526,933
Safran S.A	338	42,397
Sartorius Stedim Biotech	102	61,840
SCOR SE	2,040	62,587
SEB S.A.	364	57,234
Sodexo S.A.(a)	308	25,458
SOITEC(a)	642	153,389
Suez S.A.	8,043	186,564
Technip Energies N.V.(a)	5,618	73,381
Teleperformance	281	124,191
Valeo	10,253	291,444
Veolia Environnement S.A.	2,503	85,833
Vivendi SE(b)	1,495	57,037
Wendel SE	619	89,803
Worldline S.A.(a)(c)	591	52,512

		6,241,568

Germany-5.33%
Allianz SE	146	34,293
Aroundtown S.A.	4,929	37,738
BASF SE	495	38,285
Bayerische Motoren Werke AG	1,040	98,668
Bechtle AG	1,080	78,049
Brenntag SE	4,868	490,975
Continental AG(a)	1,221	164,052
Covestro AG(c)	5,533	358,576
CTS Eventim AG & Co. KGaA(a)	635	40,942
Daimler AG	3,837	323,489
Deutsche Bank AG(a)	7,793	96,850
Deutsche Post AG	3,235	227,522
Deutsche Wohnen SE	647	40,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
Germany-(continued)
Evonik Industries AG	1,191	$40,209
Evotec SE(a)	1,202	59,736
Fresenius SE & Co. KGaA	1,073	55,795
GEA Group AG	2,158	99,629
HeidelbergCement AG	3,245	281,929
Hella GmbH & Co. KGaA(a)	943	67,391
HelloFresh SE(a)	3,769	406,116
HOCHTIEF AG	591	47,301
Infineon Technologies AG	2,850	121,333
KION Group AG	1,422	152,115
LANXESS AG	3,964	288,900
LEG Immobilien SE	239	38,087
Merck KGaA	438	104,028
METRO AG	2,375	31,624
MTU Aero Engines AG	105	24,089
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	295	86,170
Porsche Automobil Holding SE, Preference
Shares	7,627	772,123
ProSiebenSat.1 Media SE	21,081	402,267
Puma SE	533	64,680
Rheinmetall AG	1,241	121,356
RWE AG	2,362	92,262
Sartorius AG, Preference Shares	347	228,566
Siemens AG	334	55,529
TeamViewer AG(a)(c)	486	16,184
thyssenkrupp AG(a)	57,997	645,876
Traton SE	2,027	59,819
United Internet AG	1,167	50,434
Volkswagen AG, Preference Shares	184	43,723
Wacker Chemie AG	1,039	183,176
Zalando SE(a)(c)	4,900	542,559

		7,212,588

Hong Kong-1.42%
AIA Group Ltd.	3,800	45,415
ASM Pacific Technology Ltd.	10,700	127,398
Bank of East Asia Ltd. (The)	16,352	27,417
CK Asset Holdings Ltd.	13,500	88,006
CK Hutchison Holdings Ltd.	12,500	91,210
CLP Holdings Ltd.	3,000	29,991
Hong Kong Exchanges & Clearing Ltd.	2,000	126,213
Hongkong Land Holdings Ltd.	6,000	25,200
Huabao International Holdings Ltd.	69,251	165,440
Hutchison Port Holdings Trust, Class U	676,338	138,649
Johnson Electric Holdings Ltd.	14,500	33,261
Kerry Properties Ltd.	24,018	81,837
Man Wah Holdings Ltd.	56,800	106,189
Mapletree North Asia Commercial Trust(c)	42,700	31,427
Melco International Development Ltd.(a)	20,111	29,220
Sino Land Co. Ltd.	38,000	55,993
Sun Hung Kai Properties Ltd.	2,000	28,184
Swire Pacific Ltd., Class A	7,229	48,984
Techtronic Industries Co. Ltd.	17,000	377,057
Vinda International Holdings Ltd.	13,000	38,278
Vitasoy International Holdings Ltd.	8,000	20,675
VTech Holdings Ltd.	3,566	34,641
WH Group Ltd.(b)(c)	58,000	50,339
Yue Yuen Industrial Holdings Ltd.(a)	58,009	117,699

		1,918,723

	Shares	Value
Indonesia-0.14%
First Pacific Co. Ltd.	314,124	$117,130
Golden Agri-Resources Ltd.	408,166	69,793

		186,923

Ireland-1.00%
AIB Group PLC(a)	105,019	316,743
CRH PLC	5,748	305,906
Flutter Entertainment PLC(a)	692	134,427
Glanbia PLC	2,284	40,739
Kingspan Group PLC	1,456	166,339
Smurfit Kappa Group PLC	6,802	390,177

		1,354,331

Israel-1.52%
Ashtrom Group Ltd.	5,066	110,689
Bank Hapoalim BM	9,192	79,160
Bank Leumi Le-Israel BM	15,953	131,956
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	44,113	52,461
Big Shopping Centers Ltd.(a)	395	58,083
Fattal Holdings 1998 Ltd.(a)(b)	675	61,416
Harel Insurance Investments & Financial Services Ltd.	13,362	131,378
ICL Group Ltd.	18,321	129,755
Israel Discount Bank Ltd., Class A(a)	39,455	204,064
Maytronics Ltd.	2,478	56,889
Melisron Ltd.(a)	733	59,258
Mizrahi Tefahot Bank Ltd.	2,296	76,468
Nice Ltd.(a)	771	225,205
Nova Ltd.(a)	1,570	157,747
Paz Oil Co. Ltd.(a)	363	36,586
Phoenix Holdings Ltd. (The)	16,164	172,752
Sapiens International Corp. N.V.	1,213	34,905
Shikun & Binui Ltd.(a)	8,397	49,013
Teva Pharmaceutical Industries Ltd.(a)	3,917	37,559
Tower Semiconductor Ltd.(a)	6,280	185,082

		2,050,426

Italy-1.86%
A2A S.p.A.	57,428	126,091
Amplifon S.p.A.	2,712	141,757
Assicurazioni Generali S.p.A.	9,648	196,688
Atlantia S.p.A.(a)	1,911	35,812
Banca Mediolanum S.p.A.	9,554	99,134
Buzzi Unicem S.p.A.	1,509	40,044
Davide Campari-Milano N.V.	2,490	34,419
DiaSorin S.p.A.	163	37,184
FinecoBank Banca Fineco S.p.A.(a)	21,795	401,742
Intesa Sanpaolo S.p.A.	34,048	96,360
Italgas S.p.A.	4,837	32,055
Leonardo S.p.A.(a)	13,468	109,667
Mediobanca Banca di Credito Finanziario S.p.A.(a)	28,863	340,032
Moncler S.p.A.	1,740	111,326
Nexi S.p.A.(a)(c)	3,641	75,839
Pirelli & C S.p.A.(c)	6,979	41,801
Poste Italiane S.p.A.(c)	6,465	87,649
PRADA S.p.A.	11,800	69,792
Prysmian S.p.A.	9,847	370,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
Italy-(continued)
Snam S.p.A.	5,975	$35,294
Telecom Italia S.p.A., RSP	62,250	30,047

		2,513,187

Japan-31.76%
Activia Properties, Inc.	20	84,016
Advance Residence Investment Corp.	12	40,907
Advantest Corp.	3,200	277,298
Aeon Co. Ltd.	5,800	154,133
Aeon Mall Co. Ltd.	2,500	38,185
AGC, Inc.	6,881	333,214
Air Water, Inc.	3,732	60,264
Aisin Corp.	4,656	178,213
Ajinomoto Co., Inc.	1,900	56,104
Alps Alpine Co. Ltd.	15,088	158,489
Amada Co. Ltd.	7,175	72,886
As One Corp.	300	44,648
Asahi Group Holdings Ltd.	1,500	69,825
Asahi Kasei Corp.	28,000	289,532
Asics Corp.	5,900	125,400
Astellas Pharma, Inc.	2,100	35,497
Azbil Corp.	3,500	152,125
Bandai Namco Holdings, Inc.	1,700	118,239
Bank of Kyoto Ltd. (The)	2,109	93,490
BayCurrent Consulting, Inc.	500	248,953
Benefit One, Inc.	1,500	60,281
Bic Camera, Inc.	4,650	45,332
Bridgestone Corp.	1,200	55,314
Brother Industries Ltd.	5,032	103,425
Capcom Co. Ltd.	4,100	114,573
Casio Computer Co. Ltd.	2,300	35,570
COMSYS Holdings Corp.	2,233	60,124
Concordia Financial Group Ltd.	17,251	67,051
Cosmo Energy Holdings Co. Ltd.	8,275	164,807
Cosmos Pharmaceutical Corp.	200	35,463
CyberAgent, Inc.	8,400	154,528
Daido Steel Co. Ltd.	1,139	52,046
Daifuku Co. Ltd.	1,100	97,324
Dai-ichi Life Holdings, Inc.	20,600	406,806
Daiichi Sankyo Co. Ltd.	1,600	38,078
Daiichikosho Co. Ltd.	813	27,529
Daikin Industries Ltd.	300	74,836
Daio Paper Corp.	2,600	48,800
Daito Trust Construction Co. Ltd.	629	69,164
Daiwa House Industry Co. Ltd.	5,600	171,069
Daiwa House REIT Investment Corp.	17	50,369
Daiwa Securities Group, Inc.	11,076	62,760
Denka Co. Ltd.	7,859	276,131
Denso Corp.	2,500	175,451
DIC Corp.	2,691	77,526
Disco Corp.	300	87,520
DMG Mori Co. Ltd.	4,712	84,324
Dowa Holdings Co. Ltd.	3,550	156,076
Ebara Corp.	10,560	526,750
Eisai Co. Ltd.	500	41,353
ENEOS Holdings, Inc.	43,300	167,942
Fancl Corp.	1,100	37,297
FANUC Corp.	400	87,348
Food & Life Cos. Ltd.	4,300	185,136
Fuji Electric Co. Ltd.	8,734	378,823

	Shares	Value
Japan-(continued)
Fuji Kyuko Co. Ltd.	700	$28,768
FUJIFILM Holdings Corp.	900	74,287
Fujitsu General Ltd.	1,600	40,066
Fujitsu Ltd.	1,600	295,649
Fukuoka Financial Group, Inc.	7,475	138,328
Furukawa Electric Co. Ltd.	4,569	98,400
Fuyo General Lease Co. Ltd.	607	41,992
GLP J-REIT	69	125,426
GMO internet, Inc.	3,200	83,539
GMO Payment Gateway, Inc.	600	79,028
GS Yuasa Corp.	10,187	239,329
GungHo Online Entertainment, Inc.	2,425	47,304
H.U. Group Holdings, Inc.	1,300	38,458
Hakuhodo DY Holdings, Inc.	13,500	212,712
Hamamatsu Photonics K.K.	700	40,907
Haseko Corp.	3,810	52,853
Hino Motors Ltd.	28,676	248,755
Hirogin Holdings, Inc.	5,175	29,818
Hirose Electric Co. Ltd.	300	50,055
Hisamitsu Pharmaceutical Co., Inc.	800	32,114
Hitachi Construction Machinery Co. Ltd.	2,800	80,411
Hitachi Ltd.	5,300	293,560
Hitachi Metals Ltd.(a)	3,400	65,765
Hitachi Transport System Ltd.	2,015	84,463
Honda Motor Co. Ltd.	2,900	88,220
Horiba Ltd.	708	50,719
Hoya Corp.	300	48,553
Hulic Co. Ltd.	2,508	29,449
Ibiden Co. Ltd.	4,200	227,089
Idemitsu Kosan Co. Ltd.	1,355	32,537
IHI Corp.(a)	10,741	239,145
Iida Group Holdings Co. Ltd.	5,536	140,894
Industrial & Infrastructure Fund Investment Corp.	26	52,350
INPEX Corp.	5,100	35,188
IR Japan Holdings Ltd.	300	35,937
Isuzu Motors Ltd.	33,282	421,705
ITOCHU Corp.	6,600	198,913
Iwatani Corp.	3,800	210,304
Iyo Bank Ltd. (The)	6,375	34,179
Izumi Co. Ltd.	2,625	85,660
Japan Aviation Electronics Industry Ltd.	2,950	43,259
Japan Logistics Fund, Inc.	34	109,248
Japan Metropolitan Fund Investment Corp.	145	141,093
Japan Post Insurance Co. Ltd.	6,338	115,095
Japan Prime Realty Investment Corp.	13	48,694
JFE Holdings, Inc.	17,401	282,731
JGC Holdings Corp.	14,625	123,007
JSR Corp.	7,400	256,972
JTEKT Corp.	20,451	185,224
JustSystems Corp.	600	35,500
Kajima Corp.	13,325	172,597
Kakaku.com, Inc.	1,100	34,344
Kaneka Corp.	5,866	243,215
Kansai Electric Power Co., Inc. (The)	3,551	35,717
Kansai Paint Co. Ltd.	1,200	31,141
Kawasaki Heavy Industries Ltd.(a)	6,463	137,778
Keio Corp.	500	26,943
Kenedix Office Investment Corp.	5	36,774
Kikkoman Corp.	1,800	135,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
Japan-(continued)
Kobe Steel Ltd.	16,495	$105,102
Koei Tecmo Holdings Co. Ltd.	1,600	68,524
Koito Manufacturing Co. Ltd.	4,900	300,173
Komatsu Ltd.	11,700	283,554
Konami Holdings Corp.	2,900	184,253
Konica Minolta, Inc.	23,226	118,181
K’s Holdings Corp.	2,300	25,228
Kubota Corp.	7,600	157,348
Kurita Water Industries Ltd.	1,800	84,544
Kyocera Corp.	500	31,158
Kyoritsu Maintenance Co. Ltd.	1,606	53,139
Kyowa Exeo Corp.	1,225	30,798
Kyowa Kirin Co. Ltd.	1,800	58,902
Kyudenko Corp.	1,040	37,440
Kyushu Electric Power Co., Inc.	3,726	28,489
LaSalle Logiport REIT	28	48,935
Lasertec Corp.	1,100	241,007
Lixil Corp.	23,225	677,554
M3, Inc.	800	53,894
Mabuchi Motor Co. Ltd.	1,209	42,369
Makita Corp.	2,000	115,056
Marubeni Corp.	23,151	184,517
Mazda Motor Corp.(a)	12,176	105,845
Medipal Holdings Corp.	1,665	31,872
MINEBEA MITSUMI, Inc.	10,900	281,082
MISUMI Group, Inc.	2,800	111,251
Mitsubishi Chemical Holdings Corp.	10,451	91,877
Mitsubishi Corp.	2,700	81,374
Mitsubishi Electric Corp.	4,800	65,778
Mitsubishi Estate Co. Ltd.	3,600	56,395
Mitsubishi Gas Chemical Co., Inc.	15,875	299,842
Mitsubishi Heavy Industries Ltd.	2,336	61,855
Mitsubishi Logistics Corp.	2,800	79,902
Mitsubishi Materials Corp.	1,257	25,813
Mitsubishi UFJ Financial Group, Inc.	9,900	53,564
Mitsui & Co. Ltd.	6,700	148,137
Mitsui Chemicals, Inc.	6,225	215,319
Mitsui Fudosan Co. Ltd.	4,300	98,791
Mitsui Mining & Smelting Co. Ltd.	7,262	220,782
Mitsui OSK Lines Ltd.	14,731	1,139,755
Miura Co. Ltd.	1,500	67,449
Mizuho Financial Group, Inc.	5,300	74,439
MonotaRO Co. Ltd.	2,400	53,151
Mori Hills REIT Investment Corp.	24	34,844
Morinaga Milk Industry Co. Ltd.	1,025	64,751
MS&AD Insurance Group Holdings, Inc.	1,900	61,483
Murata Manufacturing Co. Ltd.	1,200	99,607
Nabtesco Corp.	4,800	190,497
Nagase & Co. Ltd.	5,225	86,322
NEC Corp.	7,600	399,854
NET One Systems Co. Ltd.	3,200	101,657
Nexon Co. Ltd.	2,600	47,570
NGK Insulators Ltd.	4,839	80,386
NGK Spark Plug Co. Ltd.	5,179	79,764
NH Foods Ltd.	4,334	168,255
Nidec Corp.	500	57,437
Nifco, Inc.	5,625	177,925
Nihon M&A Center, Inc.	3,900	116,794
Nihon Unisys Ltd.	1,413	38,521
Nintendo Co. Ltd.	100	48,152

	Shares	Value
Japan-(continued)
Nippon Electric Glass Co. Ltd.	9,100	$194,657
Nippon Express Co. Ltd.	2,232	152,173
Nippon Kayaku Co. Ltd.	3,075	34,092
Nippon Prologis REIT, Inc.	12	43,310
Nippon Sanso Holdings Corp.	4,700	114,227
Nippon Steel Corp.	19,687	402,843
Nippon Yusen K.K	21,688	1,751,070
Nipro Corp.	2,260	26,352
Nissan Chemical Corp.	3,800	213,417
Nissan Motor Co. Ltd.(a)	18,900	99,523
Nitori Holdings Co. Ltd.	200	37,466
Nitto Denko Corp.	4,100	311,997
NOF Corp.	1,800	99,782
NOK Corp.	2,725	33,436
Nomura Holdings, Inc.	28,100	136,484
Nomura Real Estate Holdings, Inc.	5,066	129,809
Nomura Real Estate Master Fund, Inc.	89	137,478
NSK Ltd.	13,175	92,582
NTT Data Corp.	7,600	137,043
Obayashi Corp.	4,976	41,036
Odakyu Electric Railway Co. Ltd.	1,100	25,673
Oji Holdings Corp.	15,044	78,876
OKUMA Corp.	2,310	110,811
Olympus Corp.	5,100	107,306
Omron Corp.	2,300	217,313
Ono Pharmaceutical Co. Ltd.	2,700	64,981
Open House Co. Ltd.	7,909	385,875
ORIX Corp.	19,900	371,608
ORIX JREIT, Inc.	44	78,540
Osaka Gas Co. Ltd.	1,675	31,454
OSG Corp.	2,037	36,657
Otsuka Holdings Co. Ltd.	1,500	63,913
Pan Pacific International Holdings Corp.	2,400	45,811
Panasonic Corp.	41,700	498,001
Penta-Ocean Construction Co. Ltd.	23,676	150,642
Persol Holdings Co. Ltd.	14,240	333,381
Rakuten Group, Inc.	11,500	120,590
Recruit Holdings Co. Ltd.	1,100	65,083
Renesas Electronics Corp.(a)	14,100	152,602
RENOVA, Inc.(a)	1,700	64,141
Resona Holdings, Inc.	47,001	182,126
Resorttrust, Inc.	2,313	40,066
Ricoh Co. Ltd.	10,330	105,312
Rinnai Corp.	500	53,841
Rohm Co. Ltd.	2,100	203,004
Ryohin Keikaku Co. Ltd.	4,300	92,294
Sankyu, Inc.	630	29,418
Sanwa Holdings Corp.	17,335	230,691
SBI Holdings, Inc.	10,400	252,758
SCREEN Holdings Co. Ltd.	2,000	171,855
SCSK Corp.	900	56,936
Secom Co. Ltd.	300	22,788
Sega Sammy Holdings, Inc.	2,859	38,672
Seiko Epson Corp.	8,925	166,541
Seino Holdings Co. Ltd.	3,575	44,159
Sekisui Chemical Co. Ltd.	9,557	163,894
Sekisui House Ltd.	4,300	85,836
Sekisui House Reit, Inc.	71	60,750
Seven & i Holdings Co. Ltd.	900	39,446
SG Holdings Co. Ltd.	7,400	201,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
Japan-(continued)
Sharp Corp.	7,238	$95,729
Shimadzu Corp.	2,600	116,794
Shimamura Co. Ltd.	505	44,589
Shimano, Inc.	400	117,604
Shin-Etsu Chemical Co. Ltd.	600	99,427
Shinko Electric Industries Co. Ltd.	2,600	87,684
Shionogi & Co. Ltd.	1,100	69,609
Ship Healthcare Holdings, Inc.	2,192	55,828
Shizuoka Bank Ltd. (The)	4,300	33,739
Showa Denko K.K.	1,467	32,676
SMC Corp.	100	64,182
SMS Co. Ltd.	1,100	39,000
Sojitz Corp.	16,503	48,521
Sompo Holdings, Inc.	9,300	408,706
Sony Group Corp.	600	62,043
Stanley Electric Co. Ltd.	5,300	132,572
Subaru Corp.	1,400	25,952
SUMCO Corp.	10,975	232,067
Sumitomo Bakelite Co. Ltd.	3,425	148,086
Sumitomo Chemical Co. Ltd.	79,327	402,917
Sumitomo Corp.	7,800	110,369
Sumitomo Dainippon Pharma Co. Ltd.	2,600	46,670
Sumitomo Electric Industries Ltd.	17,736	237,400
Sumitomo Forestry Co. Ltd.	9,237	180,940
Sumitomo Heavy Industries Ltd.	8,307	217,769
Sumitomo Metal Mining Co. Ltd.	8,400	322,971
Sumitomo Mitsui Financial Group, Inc.	4,300	148,774
Sumitomo Mitsui Trust Holdings, Inc.	2,100	68,777
Sumitomo Realty & Development Co. Ltd.	4,500	145,494
Sumitomo Rubber Industries Ltd.	2,906	34,890
Suzuken Co. Ltd.	1,088	32,384
Suzuki Motor Corp.	9,400	406,940
Sysmex Corp.	600	68,378
T&D Holdings, Inc.	44,901	545,629
Taiheiyo Cement Corp.	8,735	200,525
Taisei Corp.	2,875	90,154
Taiyo Yuden Co. Ltd.	4,925	279,738
Takara Holdings, Inc.	12,138	157,443
Takeda Pharmaceutical Co. Ltd.	800	26,790
TDK Corp.	2,800	294,884
TechnoPro Holdings, Inc.	2,121	56,973
Teijin Ltd.	2,313	33,329
Terumo Corp.	800	33,475
THK Co. Ltd.	1,600	37,182
TIS, Inc.	4,800	135,882
Toda Corp.	7,576	55,444
Toho Gas Co. Ltd.	700	32,687
Tokai Carbon Co. Ltd.	7,425	98,676
Tokai Rika Co. Ltd.	3,157	46,007
Tokio Marine Holdings, Inc.	1,000	48,944
Tokuyama Corp.	4,375	87,611
Tokyo Century Corp.	2,300	131,686
Tokyo Electric Power Co. Holdings, Inc.(a)	8,850	23,281
Tokyo Electron Ltd.	300	129,001
Tokyo Ohka Kogyo Co. Ltd.	1,400	88,058
Tokyo Tatemono Co. Ltd.	9,475	145,325
Tokyu Fudosan Holdings Corp.	17,101	99,157
Toppan, Inc.	2,483	42,717
Toray Industries, Inc.	58,217	393,095
Toshiba Corp.	1,600	69,543

	Shares	Value
Japan-(continued)
Tosoh Corp.	16,558	$301,137
TOTO Ltd.	3,500	190,834
Toyo Seikan Group Holdings Ltd.	3,775	52,642
Toyo Tire Corp.	8,135	144,839
Toyoda Gosei Co. Ltd.	3,450	73,484
Toyota Boshoku Corp.	2,475	46,657
Toyota Industries Corp.	1,900	160,668
Toyota Tsusho Corp.	15,072	667,443
Trend Micro, Inc.	1,100	60,377
TS Tech Co. Ltd.	1,872	25,406
Ube Industries Ltd.	3,615	73,017
Ulvac, Inc.	3,713	200,757
United Urban Investment Corp.	63	89,230
USS Co. Ltd.	1,500	24,863
Yamaha Corp.	1,200	70,890
Yamaha Motor Co. Ltd.	21,767	554,775
Yamato Holdings Co. Ltd.	13,800	351,720
Yamato Kogyo Co. Ltd.	1,718	65,054
Yaskawa Electric Corp.(b)	3,300	161,606
Yokogawa Electric Corp.	11,700	183,498
Yokohama Rubber Co. Ltd. (The)	5,025	85,854
Z Holdings Corp.	20,900	136,404
Zenkoku Hosho Co. Ltd.	1,911	91,149
Zensho Holdings Co. Ltd.	1,218	30,212
Zeon Corp.	13,175	175,091
ZOZO, Inc.	2,000	76,370

		42,954,750

Jordan-0.03%
Hikma Pharmaceuticals PLC	1,225	42,788

Luxembourg-0.76%
ArcelorMittal S.A.	17,315	580,380
Eurofins Scientific SE	2,101	297,814
L’Occitane International S.A.	31,563	107,342
RTL Group S.A.	693	43,070

		1,028,606

Macau-0.01%
Galaxy Entertainment Group Ltd.(a)	3,000	19,229

Mexico-0.03%
Fresnillo PLC	3,207	37,692

Netherlands-2.42%
Aalberts N.V.	3,862	241,166
Adyen N.V.(a)(c)	106	342,162
Aegon N.V.	42,315	209,493
Akzo Nobel N.V.	1,077	132,728
Argenx SE(a)(b)	377	127,190
ASM International N.V.	1,146	444,529
ASR Nederland N.V.(b)	5,969	272,825
Euronext N.V.(c)	795	92,203
EXOR N.V.	2,939	244,936
IMCD N.V.	654	128,811
ING Groep N.V.	14,510	200,402
Koninklijke DSM N.V.	164	34,895
NN Group N.V.	4,153	215,559
Randstad N.V.	1,796	132,082
Signify N.V.(c)	8,033	449,663

		3,268,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
New Zealand-0.64%
Contact Energy Ltd.	8,231	$47,216
Fisher & Paykel Healthcare Corp. Ltd.	1,411	32,873
Fletcher Building Ltd.	28,181	148,565
Infratil Ltd.	19,967	105,052
Mercury NZ Ltd.	9,433	44,152
Meridian Energy Ltd.	6,650	24,573
Ryman Healthcare Ltd.	15,094	164,458
SKYCITY Entertainment Group Ltd.(a)(b)	53,271	122,233
Spark New Zealand Ltd.	13,012	44,648
Xero Ltd.(a)	1,189	131,929

		865,699

Norway-0.66%
Aker ASA, Class A	1,217	87,794
Aker BP ASA	5,552	144,773
Norsk Hydro ASA	59,365	409,298
Scatec ASA(c)	3,381	69,831
Schibsted ASA, Class A	1,526	81,337
Schibsted ASA, Class B	1,003	46,617
TOMRA Systems ASA	864	53,039

		892,689

Poland-1.02%
Dino Polska S.A.(a)(c)	1,169	99,106
KGHM Polska Miedz S.A.	8,319	387,400
LPP S.A.	44	160,426
Polski Koncern Naftowy ORLEN S.A.	7,902	153,343
Polskie Gornictwo Naftowe i Gazownictwo S.A.	177,420	291,931
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	17,318	190,196
Powszechny Zaklad Ubezpieczen S.A.(a)	6,290	66,698
Santander Bank Polska S.A.(a)	472	37,230

		1,386,330

Portugal-0.07%
EDP-Energias de Portugal S.A.	18,346	100,746

Russia-0.37%
Coca-Cola HBC AG(a)	1,567	56,696
Evraz PLC	44,510	361,661
Polymetal International PLC	3,886	77,441

		495,798

Saudi Arabia-0.03%
Delivery Hero SE(a)(c)	261	37,773

Singapore-0.94%
Ascendas REIT	24,600	55,597
BOC Aviation Ltd.(c)	14,800	110,943
ComfortDelGro Corp. Ltd.	25,605	30,838
DBS Group Holdings Ltd.	1,500	33,421
Frasers Logistics & Commercial Trust(c)	217,900	242,993
Genting Singapore Ltd.	60,179	34,226
Jardine Cycle & Carriage Ltd.	2,414	34,870
Keppel DC REIT	32,200	59,847
Mapletree Commercial Trust	19,500	29,429
Mapletree Industrial Trust	28,210	61,240
Mapletree Logistics Trust	47,700	71,988
Oversea-Chinese Banking Corp. Ltd.	12,300	104,519
SATS Ltd.(a)	12,651	38,279
Sembcorp Industries Ltd.	24,877	35,695
Singapore Exchange Ltd.	5,000	36,800
Singapore Technologies Engineering Ltd.	18,900	53,113

	Shares	Value
Singapore-(continued)
United Overseas Bank Ltd.	5,400	$102,693
Venture Corp. Ltd.	9,100	129,623

		1,266,114

South Africa-0.27%
Anglo American PLC	8,588	362,732

South Korea-7.37%
Alteogen, Inc.(a)	599	43,913
Celltrion Pharm, Inc.(a)	360	53,684
Celltrion, Inc.(a)	115	29,061
CJ CheilJedang Corp.	728	284,745
CJ CheilJedang Corp., Preference Shares	178	30,935
Daewoo Engineering & Construction Co. Ltd.(a)	14,859	94,194
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	3,673	88,859
DGB Financial Group, Inc.	11,200	87,904
DL E&C Co. Ltd.(a)	483	58,737
DL Holdings Co. Ltd.	555	34,608
Dongsuh Cos., Inc.	882	21,984
Doosan Bobcat, Inc.(a)	1,033	38,622
Doosan Heavy Industries & Construction Co. Ltd.(a)	26,758	482,334
Doosan Infracore Co. Ltd.(a)	5,641	57,410
E-MART, Inc.	408	62,989
Fila Holdings Corp.	2,246	86,977
Green Cross Corp.	145	48,148
GS Engineering & Construction Corp.	6,098	235,358
Hana Financial Group, Inc.	6,723	261,220
Hankook Tire & Technology Co. Ltd.	7,197	289,258
Hanwha Aerospace Co. Ltd.	4,610	202,380
Hanwha Corp.	5,633	169,070
Hanwha Life Insurance Co. Ltd.	36,669	105,473
Hanwha Solutions Corp.(a)	3,496	122,870
HDC Hyundai Development Co-Engineering & Construction, Class E	1,240	31,977
HMM Co. Ltd.(a)	2,688	97,370
Hyundai Engineering & Construction Co. Ltd.	3,551	169,978
Hyundai Glovis Co. Ltd.	1,716	287,122
Hyundai Mobis Co. Ltd.	811	194,103
Hyundai Motor Co.	853	156,335
Hyundai Motor Co., Second Pfd.	305	26,121
Hyundai Steel Co.	10,084	443,559
Hyundai Wia Corp.	2,100	165,725
Kakao Corp.	544	72,724
KB Financial Group, Inc.	881	40,196
Kia Corp.	5,821	427,243
Korea Aerospace Industries Ltd.	2,098	59,441
Korea Investment Holdings Co. Ltd.	5,126	421,327
Korean Air Lines Co. Ltd.(a)	4,791	129,336
Kumho Petrochemical Co. Ltd.	1,355	227,304
LG Chem Ltd.	91	59,492
LG Corp.	637	52,358
LG Display Co. Ltd.(a)	17,012	300,786
LG Electronics, Inc.	4,657	570,351
LG Electronics, Inc., Preference Shares	938	56,549
LG Innotek Co. Ltd.	1,071	198,599
LOTTE Chemical Corp.	291	62,745
LOTTE Fine Chemical Co. Ltd.	1,061	64,148
LOTTE Shopping Co. Ltd.	449	41,630
LS Corp.	2,306	132,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
South Korea-(continued)
LX Holdings Corp.(a)	309	$2,630
Mando Corp.(a)	4,132	216,320
Mirae Asset Securities Co. Ltd.	44,593	339,221
NAVER Corp.	176	66,639
POSCO	760	220,898
POSCO Chemical Co. Ltd.	286	38,357
Posco International Corp.	6,555	128,618
Samsung Electro-Mechanics Co. Ltd.	613	97,545
Samsung Engineering Co. Ltd.(a)	2,830	54,552
Samsung Life Insurance Co. Ltd.	2,810	180,555
Samsung SDI Co. Ltd.	168	114,903
Samsung Securities Co. Ltd.	1,040	44,356
Seegene, Inc.	523	29,681
Shin Poong Pharmaceutical Co. Ltd.	727	44,268
SK Chemicals Co. Ltd.	217	50,533
SK Innovation Co. Ltd.(a)	1,568	337,415
SK, Inc.	1,946	442,254
SKC Co. Ltd.	593	81,576

		9,970,032

Spain-1.93%
Acciona S.A.	515	83,651
ACS Actividades de Construccion y Servicios S.A.	24,948	673,224
Amadeus IT Group S.A.(a)	417	25,459
Banco Bilbao Vizcaya Argentaria S.A.	78,293	512,660
Banco Santander S.A.	36,160	133,498
Bankinter S.A.	21,575	126,399
CaixaBank S.A.	157,958	490,767
EDP Renovaveis S.A.	1,313	34,904
Enagas S.A.	1,735	39,456
Endesa S.A.	2,001	48,092
Iberdrola S.A.	3,339	41,366
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	21,575	45,614
Mapfre S.A.	19,555	42,151
Naturgy Energy Group S.A.	1,120	28,822
Red Electrica Corp. S.A.	2,957	58,956
Repsol S.A.	11,450	131,174
Siemens Gamesa Renewable Energy S.A., Class R(a)	1,455	43,128
Telefonica S.A.	10,949	54,045

		2,613,366

Sweden-3.99%
Alfa Laval AB	2,040	82,652
Atlas Copco AB, Class A	615	42,174
Boliden AB	12,460	434,005
Castellum AB	1,286	37,410
Electrolux AB, Series B	16,182	409,484
Elekta AB, Class B(b)	7,064	88,436
Epiroc AB, Class A	5,180	113,540
Epiroc AB, Class B	2,647	50,236
EQT AB	1,592	81,031
Evolution AB(c)	1,431	230,321
Getinge AB, Class B	1,315	53,887
H & M Hennes & Mauritz AB, Class B(a)	1,877	37,581
Hexagon AB, Class B	8,891	153,867
Holmen AB, Class B	743	37,715
Husqvarna AB, Class B	29,925	400,968
Industrivarden AB, Class A	768	28,235

	Shares	Value
Sweden-(continued)
Indutrade AB	9,573	$315,825
Investor AB, Class B	1,908	45,587
Kinnevik AB, Class A(a)	1,129	47,389
Kinnevik AB, Class B(a)	17,886	700,023
Lifco AB, Class B	8,303	245,477
Lundin Energy AB	3,561	108,660
Nibe Industrier AB, Class B	22,495	313,261
Sagax AB, Class B	3,096	115,330
Sandvik AB	3,856	98,201
Securitas AB, Class B	2,718	45,071
Sinch AB(a)(c)	8,686	194,661
Skanska AB, Class B	2,548	73,296
SKF AB, Class B	7,444	189,576
Svenska Cellulosa AB S.C.A., Class B	4,037	71,149
Sweco AB, Class B	2,911	50,984
Telefonaktiebolaget LM Ericsson, Class B	3,317	39,280
Trelleborg AB, Class B	13,552	328,970
Volvo AB, Class B	5,957	134,564

		5,398,846

Switzerland-3.52%
ABB Ltd.	3,908	144,708
Adecco Group AG	4,302	239,415
Alcon, Inc.	574	47,271
Baloise Holding AG	836	133,333
Cie Financiere Richemont S.A.	832	91,733
Clariant AG(a)(b)	4,576	96,311
Credit Suisse Group AG	23,707	251,394
DKSH Holding AG	839	65,349
Geberit AG	78	65,155
Georg Fischer AG	200	328,148
Helvetia Holding AG	728	83,366
Holcim Ltd.(a)	2,821	160,751
Julius Baer Group Ltd.	2,113	144,396
Kuehne + Nagel International AG, Class R	276	100,963
Logitech International S.A., Class R(b)	2,552	260,869
Lonza Group AG	168	142,132
OC Oerlikon Corp. AG	6,772	75,552
Partners Group Holding AG	112	198,557
SIG Combibloc Group AG(a)	6,161	188,586
Sika AG	388	139,816
Sonova Holding AG, Class A	368	141,809
STMicroelectronics N.V.	3,485	155,155
Straumann Holding AG, Class R	100	193,221
Sulzer AG(b)	1,376	207,290
Swatch Group AG (The), BR	102	28,750
Swiss Life Holding AG	534	278,411
Tecan Group AG, Class R	277	168,882
UBS Group AG	14,258	237,828
VAT Group AG(c)	748	313,228
Zurich Insurance Group AG	170	74,603

		4,756,982

Taiwan-0.02%
FIT Hon Teng Ltd.(a)(c)	138,253	29,331

United Kingdom-8.55%
3i Group PLC	6,622	121,893
abrdn PLC	44,403	162,246
Admiral Group PLC	1,783	88,609
Ashmore Group PLC	6,650	36,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

	Shares	Value
United Kingdom-(continued)
Ashtead Group PLC	7,380	$577,918
Auto Trader Group PLC(c)	11,442	99,049
Aviva PLC	63,810	354,875
B&M European Value Retail S.A.	45,271	348,281
Barclays PLC	106,336	270,592
Barratt Developments PLC	14,479	147,258
Bellway PLC	1,437	69,594
Berkeley Group Holdings PLC	994	66,033
BT Group PLC(a)	17,858	41,732
Bunzl PLC	7,628	276,728
Burberry Group PLC	3,837	98,194
Centrica PLC(a)	72,243	51,661
CNH Industrial N.V.	21,324	352,407
Compass Group PLC(a)	1,275	26,330
Croda International PLC	688	86,619
DCC PLC	1,109	94,323
Direct Line Insurance Group PLC	16,148	68,671
DS Smith PLC	19,318	117,618
Entain PLC(a)	13,744	365,630
Halma PLC	987	40,792
Howden Joinery Group PLC	11,897	154,825
IMI PLC	15,070	378,092
Imperial Brands PLC	3,420	72,555
Informa PLC(a)	6,495	47,465
InterContinental Hotels Group PLC(a)	1,210	77,152
Intermediate Capital Group PLC	8,519	257,700
Intertek Group PLC	548	39,746
ITV PLC(a)	170,459	271,660
J Sainsbury PLC	14,536	60,816
JD Sports Fashion PLC	17,300	240,353
Johnson Matthey PLC	7,469	302,106
Kingfisher PLC	154,464	744,672
Legal & General Group PLC	161,364	600,053
Lloyds Banking Group PLC	49,282	29,690
M&G PLC	268,277	760,586
Melrose Industries PLC	43,387	100,160
Natwest Group PLC	10,395	30,486
Next PLC	2,960	322,230
Ocado Group PLC(a)	2,177	60,311
Pearson PLC	12,371	130,688
Persimmon PLC	6,875	278,175
Phoenix Group Holdings PLC	10,712	91,904
Prudential PLC	15,103	314,900
Renishaw PLC	1,023	76,027
Rentokil Initial PLC	6,450	51,521
Rightmove PLC	6,451	62,272
Schroders PLC	1,266	65,860
Segro PLC	7,712	136,279
Smiths Group PLC	7,155	142,044
Spirax-Sarco Engineering PLC	272	60,306
SSE PLC	2,275	51,113
St James’s Place PLC	8,915	197,535
Tate & Lyle PLC	7,570	73,511
Taylor Wimpey PLC	16,223	40,836

	Shares	Value
United Kingdom-(continued)
TechnipFMC PLC(a)	6,438	$42,787
Tesco PLC	11,088	38,936
THG PLC(a)	3,028	25,650
Travis Perkins PLC(a)	13,442	333,269
United Utilities Group PLC	2,293	33,372
Vodafone Group PLC	30,359	50,957
Weir Group PLC (The)(a)	6,894	166,180
Whitbread PLC(a)	2,678	118,234
Wickes Group PLC(a)	15,062	50,164
WPP PLC	30,334	410,625

		11,557,391

United States-1.59%
Amcor PLC, CDI	3,572	45,659
Avast PLC(c)	7,680	63,185
Bausch Health Cos., Inc.(a)	7,100	206,541
Ferguson PLC	2,601	376,040
James Hardie Industries PLC, CDI	9,056	351,049
JS Global Lifestyle Co. Ltd.(c)	21,500	53,962
Samsonite International S.A.(a)(c)	174,603	365,489
Schneider Electric SE	516	92,159
Sims Ltd.	3,428	37,981
Stellantis N.V.	17,557	350,919
Swiss Re AG	2,273	209,075

		2,152,059

Total Common Stocks & Other Equity Interests (Cost $129,252,776)		134,669,604

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $171,506)	171,506	171,506

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.70% (Cost $129,424,282)		134,841,110

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.26%
Invesco Private Government Fund, 0.02%(d)(e)(f)	917,731	917,731
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,138,271	2,139,126

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,056,857)		3,056,857

TOTAL INVESTMENTS IN SECURITIES-101.96% (Cost $132,481,139)		137,897,967
OTHER ASSETS LESS LIABILITIES-(1.96)%		(2,644,841)

NET ASSETS-100.00%		$135,253,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco International Developed Dynamic Multifactor ETF (IMFL)–(continued)

August 31, 2021

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

Pfd.-Preferred REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $4,352,661, which represented 3.22% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	August 31, 2020	at Cost	from Sales	Appreciation	Gain	August 31, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$21,004,596	$(20,833,090)	$-	$-	$171,506	$35
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	4,275,056	(3,357,325)	-	-	917,731	33	*
Invesco Private Prime Fund	-	8,332,215	(6,193,089)	-	-	2,139,126	533	*

Total	$-	$33,611,867	$(30,383,504)	$-	$-	$3,228,363	$601

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-3.25%
Alphabet, Inc., Class A(b)	144	$416,729
Alphabet, Inc., Class C(b)	155	450,932
Altice USA, Inc., Class A(b)	61,557	1,689,124
Comcast Corp., Class A	6,495	394,117
Discovery, Inc., Class A(b)(c)	23,886	688,872
Discovery, Inc., Class C(b)	53,424	1,473,968
DISH Network Corp., Class A(b)	16,318	711,302
Fox Corp., Class A	22,414	839,180
IAC/InterActiveCorp.(b)	43,606	5,758,172
Interpublic Group of Cos., Inc. (The)	271,566	10,110,402
Lumen Technologies, Inc.	229,724	2,825,605
Match Group, Inc.(b)	10,340	1,421,130
News Corp., Class A	77,702	1,745,964
News Corp., Class B	23,507	517,859
Nexstar Media Group, Inc., Class A	29,583	4,430,054
Omnicom Group, Inc.	52,672	3,856,644
Pinterest, Inc., Class A(b)	66,764	3,710,075
Roku, Inc.(b)	7,298	2,571,815
Take-Two Interactive Software, Inc.(b)	2,777	447,708
Twitter, Inc.(b)	25,537	1,647,137
ViacomCBS, Inc., Class B	192,700	7,987,415
Vimeo, Inc.(b)	12,506	476,729
Zillow Group, Inc., Class A(b)(c)	3,928	375,517
Zillow Group, Inc., Class C(b)(c)	9,470	906,942

		55,453,392

Consumer Discretionary-15.70%
Advance Auto Parts, Inc.	6,800	1,379,380
Aptiv PLC(b)	29,421	4,477,582
Aramark	52,095	1,812,385
AutoNation, Inc.(b)	43,325	4,726,324
AutoZone, Inc.(b)	752	1,164,961
Bath & Body Works, Inc.	154,440	10,421,611
Best Buy Co., Inc.	25,024	2,915,546
BorgWarner, Inc.	49,632	2,118,294
Boyd Gaming Corp.(b)	32,944	2,021,773
Brunswick Corp.	34,684	3,359,839
Burlington Stores, Inc.(b)	3,203	959,267
Caesars Entertainment, Inc.(b)	5,054	513,638
Capri Holdings Ltd.(b)	96,473	5,451,689
CarMax, Inc.(b)	8,437	1,056,397
Carvana Co.(b)	6,269	2,056,608
Chipotle Mexican Grill, Inc.(b)	283	538,642
Churchill Downs, Inc.	1,833	385,847
D.R. Horton, Inc.	42,735	4,086,321
Darden Restaurants, Inc.	32,803	4,941,772
Deckers Outdoor Corp.(b)	8,634	3,612,897
Dick’s Sporting Goods, Inc.	53,662	7,556,146
Dollar Tree, Inc.(b)	9,017	816,399
eBay, Inc.	17,176	1,318,086
Etsy, Inc.(b)	14,266	3,085,165
Five Below, Inc.(b)	8,980	1,911,034
Floor & Decor Holdings, Inc., Class A(b)	21,897	2,699,900
Foot Locker, Inc.	76,708	4,348,577
Ford Motor Co.(b)	814,716	10,615,750
GameStop Corp., Class A(b)(c)	13,218	2,884,696
Gap, Inc. (The)	95,956	2,564,904

	Shares	Value
Consumer Discretionary-(continued)
Garmin Ltd.	7,146	$1,246,477
General Motors Co.(b)	148,506	7,278,279
Gentex Corp.	13,951	429,691
Genuine Parts Co.	24,008	2,933,538
H&R Block, Inc.	59,163	1,517,531
Hanesbrands, Inc.	169,471	3,165,718
Harley-Davidson, Inc.	116,309	4,597,695
Hasbro, Inc.	9,567	940,532
Hilton Worldwide Holdings, Inc.(b)	6,128	765,142
Kohl’s Corp.	133,753	7,677,422
Lear Corp.	26,641	4,260,962
Leggett & Platt, Inc.	48,603	2,351,899
Lennar Corp., Class A	43,367	4,653,713
Lithia Motors, Inc., Class A	24,714	8,187,748
LKQ Corp.(b)	156,683	8,255,627
Lowe’s Cos., Inc.	5,513	1,124,046
Marriott International, Inc., Class A(b)	5,445	735,837
Marriott Vacations Worldwide Corp.(b)	9,385	1,403,527
Mattel, Inc.(b)	212,438	4,535,551
MGM Resorts International	11,701	498,697
Mohawk Industries, Inc.(b)	43,460	8,594,650
Newell Brands, Inc.	143,581	3,648,393
Nordstrom, Inc.(b)(c)	26,675	763,172
NVR, Inc.(b)	290	1,502,183
O’Reilly Automotive, Inc.(b)	1,516	900,625
Peloton Interactive, Inc., Class A(b)(c)	19,267	1,930,361
Penn National Gaming, Inc.(b)(c)	25,801	2,092,461
Penske Automotive Group, Inc.(c)	27,209	2,446,905
Petco Health & Wellness Co., Inc.(b)(c)	19,107	411,374
Polaris, Inc.	9,720	1,164,067
Pool Corp.	4,281	2,116,098
PulteGroup, Inc.	83,160	4,478,998
PVH Corp.(b)	25,057	2,625,723
Qurate Retail, Inc., Class A	317,493	3,501,948
Ralph Lauren Corp.	12,553	1,457,780
RH(b)(c)	6,514	4,564,164
Ross Stores, Inc.	4,522	535,405
Service Corp. International	17,191	1,078,907
Skechers U.S.A., Inc., Class A(b)	20,694	1,043,598
Starbucks Corp.	3,714	436,358
Tapestry, Inc.(b)	63,598	2,564,271
Target Corp.	21,560	5,324,889
Tempur Sealy International, Inc.	136,318	6,093,415
Terminix Global Holdings, Inc.(b)	11,757	489,444
TJX Cos., Inc. (The)	6,450	469,044
Toll Brothers, Inc.	91,350	5,851,881
TopBuild Corp.(b)	9,436	2,064,502
Tractor Supply Co.	11,029	2,142,383
Travel + Leisure Co.	34,279	1,877,118
Ulta Beauty, Inc.(b)	3,981	1,541,881
Under Armour, Inc., Class A(b)(c)	43,135	998,144
Under Armour, Inc., Class C(b)	43,036	863,302
Vail Resorts, Inc.(b)	5,892	1,796,176
VF Corp.	4,390	335,703
Victoria’s Secret & Co.(b)	51,024	3,382,891
Wayfair, Inc., Class A(b)(c)	4,350	1,221,263
Whirlpool Corp.	39,269	8,699,262
Williams-Sonoma, Inc.	45,194	8,437,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Wyndham Hotels & Resorts, Inc.	7,671	$557,682
YETI Holdings, Inc.(b)	38,901	3,864,425
Yum China Holdings, Inc. (China)	8,865	545,729
Yum! Brands, Inc.	6,545	857,591

		267,632,948

Consumer Staples-2.85%
Albertsons Cos., Inc., Class A(c)	49,135	1,491,739
Altria Group, Inc.	12,595	632,647
Archer-Daniels-Midland Co.	83,232	4,993,920
Boston Beer Co., Inc. (The), Class A(b)(c)	2,128	1,213,407
Bunge Ltd.	102,418	7,754,067
Casey’s General Stores, Inc.	6,911	1,413,714
Conagra Brands, Inc.	12,822	424,665
Constellation Brands, Inc., Class A	3,072	648,622
Costco Wholesale Corp.	1,235	562,530
Darling Ingredients, Inc.(b)	94,082	7,009,109
Estee Lauder Cos., Inc. (The), Class A	3,939	1,341,190
Freshpet, Inc.(b)	6,964	892,367
Herbalife Nutrition Ltd.(b)	6,551	336,328
Hershey Co. (The)	5,921	1,052,162
JM Smucker Co. (The)	8,137	1,006,303
Kraft Heinz Co. (The)	13,789	496,266
Kroger Co. (The)	16,098	740,991
Lamb Weston Holdings, Inc.	5,147	335,327
Molson Coors Beverage Co., Class B	25,948	1,233,308
Philip Morris International, Inc.	6,021	620,163
Post Holdings, Inc.(b)	4,670	522,620
Spectrum Brands Holdings, Inc.	35,739	2,789,786
Sysco Corp.	36,709	2,923,872
Tyson Foods, Inc., Class A	17,720	1,391,374
US Foods Holding Corp.(b)	169,772	5,772,248
Walgreens Boots Alliance, Inc.	20,226	1,026,469

		48,625,194

Energy-2.28%
Antero Midstream Corp.	218,972	2,104,321
APA Corp.	46,762	910,924
Baker Hughes Co., Class A	33,815	770,306
Cheniere Energy, Inc.(b)	35,312	3,088,388
Cimarex Energy Co.	20,834	1,337,959
Continental Resources, Inc.(c)	14,055	552,080
Devon Energy Corp.	39,391	1,164,004
Diamondback Energy, Inc.	11,832	912,720
DT Midstream, Inc.(b)	6,988	324,732
EOG Resources, Inc.	25,977	1,753,967
EQT Corp.(b)(c)	103,679	1,900,436
Halliburton Co.	82,268	1,643,715
Kinder Morgan, Inc.	30,736	500,075
Marathon Oil Corp.	139,424	1,638,232
Marathon Petroleum Corp.	47,850	2,836,070
NOV, Inc.(b)	37,526	494,217
Occidental Petroleum Corp.	19,719	506,581
ONEOK, Inc.	76,561	4,020,984
Phillips 66	4,986	354,455
Pioneer Natural Resources Co.	11,426	1,710,129
Schlumberger N.V.	24,899	698,168
Targa Resources Corp.	115,481	5,071,926
Texas Pacific Land Corp.	1,581	2,149,749

	Shares	Value
Energy-(continued)
Valero Energy Corp.	12,790	$848,105
Williams Cos., Inc. (The)	63,529	1,568,531

		38,860,774

Financials-20.41%
Affiliated Managers Group, Inc.	34,395	5,850,933
Aflac, Inc.	71,734	4,065,883
AGNC Investment Corp.	83,514	1,362,113
Alleghany Corp.(b)	2,575	1,742,477
Allstate Corp. (The)	16,442	2,224,274
Ally Financial, Inc.	241,059	12,752,021
American Express Co.	5,532	918,091
American Financial Group, Inc.	57,858	7,980,933
American International Group, Inc.	17,682	964,730
Ameriprise Financial, Inc.	24,350	6,645,358
Aon PLC, Class A(c)	2,664	764,195
Arch Capital Group Ltd.(b)	38,125	1,566,938
Arthur J. Gallagher & Co.	13,173	1,891,906
Assurant, Inc.	15,399	2,619,524
Assured Guaranty Ltd.	62,160	3,099,298
Athene Holding Ltd., Class A(b)	73,763	4,939,908
Bank of America Corp.	10,179	424,973
Bank of Hawaii Corp.	5,924	496,490
Bank of New York Mellon Corp. (The)	23,915	1,320,586
Bank OZK	63,085	2,676,697
Berkshire Hathaway, Inc., Class B(b)	1,488	425,226
BlackRock, Inc.	841	793,307
Blackstone, Inc., Class A	12,223	1,536,798
Brighthouse Financial, Inc.(b)	29,700	1,454,112
Brown & Brown, Inc.	7,791	452,268
Capital One Financial Corp.	69,291	11,500,227
Charles Schwab Corp. (The)	19,673	1,433,178
Chubb Ltd.	5,428	998,318
Cincinnati Financial Corp.	54,546	6,730,976
Citizens Financial Group, Inc.	100,982	4,422,002
Comerica, Inc.	72,931	5,390,330
Commerce Bancshares, Inc.	7,298	516,115
Cullen/Frost Bankers, Inc.	12,222	1,395,997
Discover Financial Services	90,528	11,607,500
East West Bancorp, Inc.	68,106	4,994,894
Equitable Holdings, Inc.	52,258	1,620,521
Evercore, Inc., Class A	34,192	4,774,571
Everest Re Group Ltd.	2,700	715,230
F.N.B. Corp.	152,672	1,783,209
Fidelity National Financial, Inc.	61,171	2,986,980
Fifth Third Bancorp	124,501	4,838,109
First American Financial Corp.	14,319	1,009,919
First Citizens BancShares, Inc., Class A(c)	3,410	3,061,157
First Hawaiian, Inc.	39,314	1,097,254
First Horizon Corp.	218,766	3,585,575
First Republic Bank	11,003	2,188,937
Franklin Resources, Inc.	44,391	1,440,044
Globe Life, Inc.	13,550	1,301,749
Goldman Sachs Group, Inc. (The)	2,931	1,211,998
Hanover Insurance Group, Inc. (The)	6,807	961,897
Hartford Financial Services Group, Inc. (The)	87,484	5,880,674
Huntington Bancshares, Inc.	135,588	2,105,682
Interactive Brokers Group, Inc., Class A	34,527	2,231,825
Invesco Ltd.(d)	225,623	5,712,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Janus Henderson Group PLC(c)	80,359	$3,484,366
Jefferies Financial Group, Inc.	186,891	6,907,491
KeyCorp	228,206	4,637,146
KKR & Co., Inc., Class A	15,094	970,393
Lazard Ltd., Class A	40,410	1,915,434
Lincoln National Corp.	86,310	5,925,181
Loews Corp.	43,009	2,402,913
LPL Financial Holdings, Inc.	32,847	4,856,429
M&T Bank Corp.	11,774	1,648,478
Markel Corp.(b)	953	1,210,548
Marsh & McLennan Cos., Inc.	4,290	674,388
Mercury General Corp.	13,175	786,679
MetLife, Inc.	90,928	5,637,536
MGIC Investment Corp.	211,047	3,222,688
Morgan Stanley	19,958	2,084,214
Morningstar, Inc.	2,524	676,407
MSCI, Inc.	1,173	744,362
Nasdaq, Inc.	4,241	830,303
New Residential Investment Corp.	51,365	560,906
Northern Trust Corp.	15,275	1,810,393
Old Republic International Corp.	158,613	4,123,938
OneMain Holdings, Inc.	75,590	4,371,370
PacWest Bancorp	14,217	604,933
People’s United Financial, Inc.	130,913	2,150,901
Pinnacle Financial Partners, Inc.	41,269	3,999,791
PNC Financial Services Group, Inc. (The)	15,293	2,922,492
Popular, Inc.	70,749	5,372,679
Primerica, Inc.	4,959	758,429
Principal Financial Group, Inc.	69,487	4,642,426
Progressive Corp. (The)	10,015	964,845
Prosperity Bancshares, Inc.	5,744	401,391
Prudential Financial, Inc.	66,023	6,990,515
Raymond James Financial, Inc.	53,098	7,428,410
Regions Financial Corp.	306,248	6,256,647
Reinsurance Group of America, Inc.	18,308	2,120,433
Santander Consumer USA Holdings, Inc.	47,255	1,971,951
Signature Bank	22,560	5,850,485
SLM Corp.	271,952	5,099,100
Starwood Property Trust, Inc.	144,151	3,719,096
State Street Corp.	17,372	1,614,033
Sterling Bancorp	136,733	3,129,818
Stifel Financial Corp.	87,186	6,024,553
SVB Financial Group(b)	10,661	5,964,829
Synchrony Financial	261,340	13,001,665
Synovus Financial Corp.	69,997	3,016,871
T. Rowe Price Group, Inc.	9,171	2,053,112
Travelers Cos., Inc. (The)	12,030	1,921,311
Truist Financial Corp.	35,674	2,035,558
U.S. Bancorp	25,777	1,479,342
Unum Group	174,032	4,632,732
Voya Financial, Inc.	21,558	1,400,839
W.R. Berkley Corp.	11,745	884,516
Webster Financial Corp.(c)	52,199	2,637,093
Wells Fargo & Co.	12,240	559,368
Western Alliance Bancorporation	56,331	5,495,652
White Mountains Insurance Group Ltd.	451	505,485
Willis Towers Watson PLC	4,264	941,150

	Shares	Value
Financials-(continued)
Wintrust Financial Corp.	8,114	$607,252
Zions Bancorporation N.A.	46,164	2,672,896

		347,780,843

Health Care-6.19%
10X Genomics, Inc., Class A(b)	3,447	606,396
Acadia Healthcare Co., Inc.(b)	22,333	1,476,658
Agilent Technologies, Inc.	7,663	1,344,627
Align Technology, Inc.(b)	7,156	5,073,604
Amedisys, Inc.(b)	1,435	263,251
Anthem, Inc.	5,526	2,072,968
Avantor, Inc.(b)	102,298	4,034,633
Bio-Rad Laboratories, Inc., Class A(b)	1,676	1,348,878
Bio-Techne Corp.	3,150	1,572,291
Bruker Corp.	16,967	1,498,356
Catalent, Inc.(b)	6,897	899,645
Centene Corp.(b)	7,792	490,740
Change Healthcare, Inc.(b)	175,573	3,832,759
Charles River Laboratories International, Inc.(b)	9,555	4,241,082
Cigna Corp.	5,442	1,151,799
Cooper Cos., Inc. (The)	939	423,217
CVS Health Corp.	17,199	1,485,822
DaVita, Inc.(b)	19,286	2,522,030
DENTSPLY SIRONA, Inc.	19,040	1,174,768
Edwards Lifesciences Corp.(b)	4,244	497,312
Elanco Animal Health, Inc.(b)	17,015	567,961
Encompass Health Corp.	11,725	919,826
Envista Holdings Corp.(b)	72,806	3,115,369
Globus Medical, Inc., Class A(b)	6,326	516,202
HCA Healthcare, Inc.	34,919	8,833,809
Henry Schein, Inc.(b)	12,253	926,204
Horizon Therapeutics PLC(b)	32,270	3,488,064
Humana, Inc.	1,296	525,424
IDEXX Laboratories, Inc.(b)	2,765	1,862,946
Integra LifeSciences Holdings Corp.(b)(c)	6,906	519,538
IQVIA Holdings, Inc.(b)	11,247	2,921,183
Jazz Pharmaceuticals PLC(b)	11,555	1,521,909
Laboratory Corp. of America Holdings(b)	17,694	5,368,006
Maravai LifeSciences Holdings, Inc., Class A(b)	9,726	575,585
McKesson Corp.	6,012	1,227,290
Mettler-Toledo International, Inc.(b)	1,261	1,958,119
Moderna, Inc.(b)	9,692	3,650,879
Molina Healthcare, Inc.(b)	9,309	2,501,980
Natera, Inc.(b)	4,924	583,149
Novavax, Inc.(b)(c)	6,547	1,561,721
Novocure Ltd.(b)	13,082	1,755,735
Organon & Co.	79,955	2,709,675
PerkinElmer, Inc.	11,228	2,074,934
PPD, Inc.(b)	21,084	976,400
Quest Diagnostics, Inc.	6,678	1,020,599
Repligen Corp.(b)	3,597	1,017,879
Sage Therapeutics, Inc.(b)	43,827	2,025,246
STERIS PLC	1,955	420,345
Stryker Corp.	1,564	433,384
Syneos Health, Inc.(b)	20,869	1,936,226
United Therapeutics Corp.(b)	12,505	2,687,074
Universal Health Services, Inc., Class B	29,181	4,545,233
Waters Corp.(b)	6,741	2,790,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
West Pharmaceutical Services, Inc.	3,212	$1,450,603
Zimmer Biomet Holdings, Inc.	2,802	421,561

		105,421,803

Industrials-16.88%
3M Co.	2,424	472,050
A.O. Smith Corp.	22,552	1,639,981
Acuity Brands, Inc.	25,810	4,762,719
Advanced Drainage Systems, Inc.	32,873	3,752,453
AECOM(b)	56,421	3,698,961
AGCO Corp.	53,287	7,333,357
Air Lease Corp.	40,013	1,590,117
Allegion PLC	4,622	665,522
Allison Transmission Holdings, Inc.	9,118	337,184
AMERCO	5,517	3,647,565
AMETEK, Inc.	11,273	1,532,790
Axon Enterprise, Inc.(b)	2,558	465,223
Builders FirstSource, Inc.(b)	152,620	8,133,120
C.H. Robinson Worldwide, Inc.	9,661	870,070
Carlisle Cos., Inc.	14,274	3,008,103
Carrier Global Corp.	170,996	9,849,370
Caterpillar, Inc.	10,203	2,151,507
ChargePoint Holdings, Inc.(b)(c)	24,434	516,779
Cintas Corp.	1,655	654,999
Clean Harbors, Inc.(b)	14,205	1,457,717
Colfax Corp.(b)	28,872	1,390,764
Copart, Inc.(b)	8,189	1,181,836
Crane Co.	23,241	2,365,237
CSX Corp.	32,664	1,062,560
Cummins, Inc.	10,820	2,553,304
Curtiss-Wright Corp.	6,640	808,619
Deere & Co.	11,381	4,302,359
Donaldson Co., Inc.	11,323	767,133
Dover Corp.	17,048	2,972,489
Eaton Corp. PLC	18,357	3,090,584
Emerson Electric Co.	21,627	2,281,648
Equifax, Inc.	3,953	1,076,244
Expeditors International of Washington, Inc.	27,910	3,478,702
Fastenal Co.	9,864	550,904
FedEx Corp.	22,424	5,957,833
Flowserve Corp.	35,939	1,396,949
Fortive Corp.	9,696	716,243
Fortune Brands Home & Security, Inc.	38,319	3,731,121
FTI Consulting, Inc.(b)	3,812	532,575
Gates Industrial Corp. PLC(b)	22,239	364,275
Generac Holdings, Inc.(b)	14,132	6,175,401
General Dynamics Corp.	3,589	718,913
General Electric Co.	28,785	3,034,227
Graco, Inc.	17,944	1,407,168
GXO Logistics, Inc.(b)	34,927	2,856,679
HEICO Corp., Class A	2,630	300,451
Honeywell International, Inc.	3,169	734,923
Howmet Aerospace, Inc.	120,194	3,816,159
Hubbell, Inc.	9,764	2,012,458
Huntington Ingalls Industries, Inc.	2,751	561,672
IAA, Inc.(b)	10,930	580,602
IDEX Corp.	4,440	994,560
IHS Markit Ltd.	9,264	1,117,238
Illinois Tool Works, Inc.	2,894	673,897

	Shares	Value
Industrials-(continued)
Ingersoll Rand, Inc.(b)	42,348	$2,245,312
ITT, Inc.	21,296	2,037,388
J.B. Hunt Transport Services, Inc.	9,315	1,652,481
Jacobs Engineering Group, Inc.	26,654	3,597,224
Johnson Controls International PLC	78,135	5,844,498
Kansas City Southern	15,497	4,349,543
L3Harris Technologies, Inc.	2,053	478,370
Landstar System, Inc.	9,286	1,560,327
Leidos Holdings, Inc.	4,386	430,310
Lennox International, Inc.	4,918	1,648,415
Lincoln Electric Holdings, Inc.	11,733	1,638,044
ManpowerGroup, Inc.	39,173	4,756,386
Masco Corp.	14,458	877,890
MasTec, Inc.(b)	48,004	4,389,486
Middleby Corp. (The)(b)	29,131	5,329,225
MSA Safety, Inc.	5,432	884,547
MSC Industrial Direct Co., Inc., Class A	9,470	797,469
Nielsen Holdings PLC	187,265	4,018,707
Norfolk Southern Corp.	7,894	2,001,445
Northrop Grumman Corp.	1,372	504,484
nVent Electric PLC	52,748	1,812,421
Old Dominion Freight Line, Inc.	5,685	1,641,373
Oshkosh Corp.	33,860	3,879,679
Otis Worldwide Corp.	14,823	1,366,977
Owens Corning	47,258	4,515,502
PACCAR, Inc.	10,395	851,039
Parker-Hannifin Corp.	12,786	3,793,223
Pentair PLC	52,970	4,087,165
Plug Power, Inc.(b)(c)	31,089	810,179
Quanta Services, Inc.	118,910	12,140,711
Regal Beloit Corp.	18,244	2,726,018
Republic Services, Inc.	8,026	996,267
Robert Half International, Inc.	41,805	4,322,637
Rockwell Automation, Inc.	2,258	734,866
Ryder System, Inc.	44,636	3,548,116
Science Applications International Corp.	4,934	415,591
Sensata Technologies Holding PLC(b)	28,131	1,664,793
SiteOne Landscape Supply, Inc.(b)	7,588	1,518,359
Snap-on, Inc.	22,315	5,019,759
Stanley Black & Decker, Inc.	14,129	2,730,712
Stericycle, Inc.(b)	7,886	548,866
Sunrun, Inc.(b)(c)	20,681	915,134
Textron, Inc.	102,590	7,455,215
Timken Co. (The)	46,381	3,410,859
Toro Co. (The)	23,998	2,638,340
Trane Technologies PLC	28,002	5,558,397
TransDigm Group, Inc.(b)	649	394,248
Trex Co., Inc.(b)(c)	12,151	1,333,694
United Parcel Service, Inc., Class B	11,341	2,218,640
United Rentals, Inc.(b)	28,916	10,197,227
Univar Solutions, Inc.(b)	71,812	1,695,481
Valmont Industries, Inc.	17,808	4,431,699
Vertiv Holdings Co.	93,819	2,642,881
W.W. Grainger, Inc.	4,817	2,089,133
Wabtec Corp.	11,081	994,963
Waste Management, Inc.	7,289	1,130,597
Watsco, Inc.	8,335	2,320,631
Woodward, Inc.	10,925	1,321,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
XPO Logistics, Inc.(b)	35,157	$3,055,495
Xylem, Inc.	26,762	3,647,928

		287,722,949

Information Technology-17.04%
Accenture PLC, Class A	1,350	454,356
Advanced Micro Devices, Inc.(b)	9,966	1,103,435
Akamai Technologies, Inc.(b)	3,879	439,297
Alliance Data Systems Corp.	42,492	4,168,890
Amdocs Ltd.	17,233	1,327,458
Amphenol Corp., Class A	22,418	1,717,891
Analog Devices, Inc.	25,665	4,182,068
Apple, Inc.	4,587	696,444
Applied Materials, Inc.	29,680	4,010,658
Arista Networks, Inc.(b)	3,065	1,132,609
Arrow Electronics, Inc.(b)	62,740	7,605,343
Aspen Technology, Inc.(b)	7,035	911,032
Atlassian Corp. PLC, Class A(b)	1,830	671,720
Automatic Data Processing, Inc.	2,378	497,097
Avnet, Inc.	84,718	3,427,690
Bentley Systems, Inc., Class B	12,753	822,441
Bill.com Holdings, Inc.(b)	6,782	1,860,913
Broadcom, Inc.	1,641	815,922
Broadridge Financial Solutions, Inc.	3,080	530,438
Brooks Automation, Inc.	34,909	2,965,869
Cadence Design Systems, Inc.(b)	6,833	1,117,059
CDK Global, Inc.	13,102	545,043
CDW Corp.	23,779	4,770,305
Cirrus Logic, Inc.(b)	4,960	415,003
Cloudflare, Inc., Class A(b)	38,823	4,687,489
Cognex Corp.	6,114	541,823
Cognizant Technology Solutions Corp., Class A	28,646	2,185,976
Coherent, Inc.(b)	2,479	626,369
CommScope Holding Co., Inc.(b)	136,456	2,156,005
Concentrix Corp.(b)	16,038	2,780,829
Corning, Inc.	102,132	4,084,259
Cree, Inc.(b)(c)	9,625	817,932
Crowdstrike Holdings, Inc., Class A(b)	13,526	3,800,806
Dell Technologies, Inc., Class C(b)	215,150	20,968,519
Dolby Laboratories, Inc., Class A	10,916	1,081,885
DXC Technology Co.(b)	216,705	7,957,408
Enphase Energy, Inc.(b)	21,285	3,697,843
Entegris, Inc.	41,075	4,934,750
EPAM Systems, Inc.(b)	9,736	6,161,038
Euronet Worldwide, Inc.(b)	5,906	786,856
F5 Networks, Inc.(b)	6,526	1,328,498
FireEye, Inc.(b)(c)	36,794	669,283
First Solar, Inc.(b)	14,922	1,402,668
Five9, Inc.(b)	9,058	1,433,247
Fortinet, Inc.(b)	7,985	2,516,393
Gartner, Inc.(b)	30,184	9,319,008
Genpact Ltd.	11,286	585,518
Globant S.A.(b)	4,118	1,327,149
Hewlett Packard Enterprise Co.	680,604	10,522,138
HP, Inc.	662,526	19,703,523
HubSpot, Inc.(b)(c)	7,955	5,444,959
International Business Machines Corp.	5,158	723,874
Intuit, Inc.	2,004	1,134,484
Jabil, Inc.	116,756	7,213,186

	Shares	Value
Information Technology-(continued)
Keysight Technologies, Inc.(b)	4,400	$789,272
KLA Corp.	11,729	3,987,391
Lam Research Corp.	6,164	3,728,110
Littelfuse, Inc.	4,107	1,172,138
Manhattan Associates, Inc.(b)	7,383	1,203,355
Marvell Technology, Inc.	14,621	894,659
McAfee Corp., Class A(c)	12,554	333,434
Microchip Technology, Inc.	10,278	1,617,346
Micron Technology, Inc.(b)	37,858	2,790,135
MKS Instruments, Inc.	12,005	1,766,896
MongoDB, Inc.(b)(c)	1,359	532,497
Monolithic Power Systems, Inc.	3,571	1,767,395
Motorola Solutions, Inc.	6,841	1,670,709
NCR Corp.(b)(c)	108,879	4,625,180
NetApp, Inc.	130,484	11,603,942
NortonLifeLock, Inc.	35,874	952,813
Nuance Communications, Inc.(b)	90,293	4,970,630
NXP Semiconductors N.V. (China)	16,334	3,513,933
ON Semiconductor Corp.(b)	212,482	9,425,701
Oracle Corp.	5,520	491,998
Palantir Technologies, Inc., Class A(b)(c)	25,040	659,554
Palo Alto Networks, Inc.(b)	4,922	2,269,239
Paychex, Inc.	8,319	952,276
Paysafe Ltd.(b)(c)	52,585	444,869
PTC, Inc.(b)	15,754	2,074,172
Qorvo, Inc.(b)	23,296	4,380,347
QUALCOMM, Inc.	7,681	1,126,726
Shift4 Payments, Inc., Class A(b)(c)	12,660	1,085,089
Skyworks Solutions, Inc.	6,891	1,264,223
Square, Inc., Class A(b)(c)	7,414	1,987,471
SS&C Technologies Holdings, Inc.	12,571	951,122
StoneCo Ltd., Class A (Brazil)(b)	13,473	627,033
SYNNEX Corp.	35,540	4,516,068
Synopsys, Inc.(b)	3,064	1,017,983
Teledyne Technologies, Inc.(b)	1,044	483,769
Teradata Corp.(b)	92,939	5,082,834
Teradyne, Inc.	20,834	2,530,081
Texas Instruments, Inc.	4,656	888,877
Trade Desk, Inc. (The), Class A(b)	7,119	569,876
Trimble, Inc.(b)	38,861	3,661,483
Twilio, Inc., Class A(b)	2,481	885,618
Unity Software, Inc.(b)(c)	5,527	700,547
Universal Display Corp.	2,679	558,813
Vontier Corp.	52,669	1,915,572
Western Digital Corp.(b)	67,867	4,289,194
Western Union Co. (The)	17,178	371,732
Workday, Inc., Class A(b)	1,648	450,168
Xerox Holdings Corp.	104,999	2,363,527
Xilinx, Inc.	6,371	991,264
Zebra Technologies Corp., Class A(b)	7,502	4,404,949
Zendesk, Inc.(b)	10,716	1,324,498
Zscaler, Inc.(b)	3,724	1,036,538

		290,485,742

Materials-10.15%
Air Products and Chemicals, Inc.	1,329	358,179
Albemarle Corp.	24,907	5,896,483
Alcoa Corp.(b)	159,496	7,076,837
Amcor PLC	54,503	700,364
AptarGroup, Inc.	6,304	849,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Ardagh Group S.A.	15,636	$410,758
Avery Dennison Corp.	21,966	4,950,917
Axalta Coating Systems Ltd.(b)	28,433	868,344
Ball Corp.	6,599	633,240
Berry Global Group, Inc.(b)	54,914	3,688,573
Celanese Corp.	48,409	7,677,667
CF Industries Holdings, Inc.	83,313	3,784,076
Chemours Co. (The)	140,607	4,711,741
Cleveland-Cliffs, Inc.(b)(c)	122,621	2,877,915
Corteva, Inc.	80,008	3,517,952
Crown Holdings, Inc.	49,892	5,477,643
Dow, Inc.	75,809	4,768,386
DuPont de Nemours, Inc.	22,022	1,630,068
Eagle Materials, Inc.	35,132	5,510,103
Eastman Chemical Co.	44,867	5,077,150
Element Solutions, Inc.	112,335	2,553,375
Freeport-McMoRan, Inc.	109,336	3,978,737
Graphic Packaging Holding Co.	40,792	837,052
Huntsman Corp.	86,416	2,283,975
International Paper Co.	131,418	7,896,908
Louisiana-Pacific Corp.	87,105	5,525,941
LyondellBasell Industries N.V., Class A	39,794	3,993,328
Martin Marietta Materials, Inc.	9,584	3,653,900
Mosaic Co. (The)	275,864	8,877,303
Newmont Corp.	10,055	583,089
Nucor Corp.	105,332	12,382,830
Olin Corp.	32,499	1,619,750
Packaging Corp. of America	17,221	2,612,426
PPG Industries, Inc.	20,763	3,312,737
Reliance Steel & Aluminum Co.	29,824	4,474,793
RPM International, Inc.	5,900	485,511
Scotts Miracle-Gro Co. (The)	9,982	1,565,477
Sealed Air Corp.	87,612	5,346,960
Sherwin-Williams Co. (The)	3,622	1,099,893
Silgan Holdings, Inc.	18,065	766,498
Sonoco Products Co.	12,930	844,329
Southern Copper Corp. (Peru)	5,163	323,152
Steel Dynamics, Inc.	144,196	9,731,788
United States Steel Corp.	113,610	3,039,067
Valvoline, Inc.	70,068	2,113,251
Vulcan Materials Co.	10,107	1,879,194
W.R. Grace & Co.	5,661	394,232
Westlake Chemical Corp.	14,653	1,279,940
WestRock Co.	174,581	9,085,195

		173,006,806

Real Estate-3.66%
American Homes 4 Rent, Class A	13,751	576,717
Apartment Income REIT Corp.	12,234	621,732
AvalonBay Communities, Inc.	3,089	709,173
Boston Properties, Inc.	6,012	679,296
Brixmor Property Group, Inc.	91,555	2,146,965
Camden Property Trust	4,084	612,763
CBRE Group, Inc., Class A(b)	85,930	8,275,059
CubeSmart	31,566	1,688,781
Duke Realty Corp.	10,196	535,392
Equity Residential	7,187	604,211
Essex Property Trust, Inc.	1,521	503,056
Extra Space Storage, Inc.	11,304	2,112,831
Federal Realty Investment Trust	4,154	505,833

	Shares	Value
Real Estate-(continued)
First Industrial Realty Trust, Inc.	7,981	$446,856
Gaming and Leisure Properties, Inc.	7,996	394,203
Healthpeak Properties, Inc.	14,318	515,448
Howard Hughes Corp. (The)(b)	6,211	562,282
Invitation Homes, Inc.	11,026	454,051
Iron Mountain, Inc.	84,786	4,048,531
Jones Lang LaSalle, Inc.(b)	39,408	9,553,681
Kimco Realty Corp.	196,284	4,277,028
Lamar Advertising Co., Class A	7,032	800,453
Life Storage, Inc.	11,114	1,383,026
Mid-America Apartment Communities, Inc.	4,818	926,839
National Retail Properties, Inc.	9,289	442,249
Omega Healthcare Investors, Inc.	13,350	447,626
Opendoor Technologies, Inc.(b)(c)	20,277	359,511
Public Storage	3,207	1,037,817
Rayonier, Inc.	17,216	633,204
Regency Centers Corp.	11,729	804,844
Simon Property Group, Inc.	34,354	4,618,895
SL Green Realty Corp.	21,742	1,523,679
Spirit Realty Capital, Inc.	7,343	380,147
STORE Capital Corp.	19,220	693,265
Ventas, Inc.	40,126	2,244,648
VEREIT, Inc.	17,207	869,470
VICI Properties, Inc.(c)	43,861	1,355,744
Welltower, Inc.	13,826	1,210,190
Weyerhaeuser Co.	78,323	2,819,628

		62,375,124

Utilities-1.52%
AES Corp. (The)	344,795	8,230,257
Alliant Energy Corp.	7,975	484,800
Ameren Corp.	7,945	696,935
American Electric Power Co., Inc.	4,238	379,598
American Water Works Co., Inc.	2,910	530,347
Brookfield Renewable Corp., Class A(c)	10,010	438,538
CenterPoint Energy, Inc.	49,201	1,234,453
Consolidated Edison, Inc.	5,447	410,976
DTE Energy Co.	14,236	1,713,160
Duke Energy Corp.	7,637	799,288
Entergy Corp.	6,084	672,951
Exelon Corp.	21,324	1,045,302
Hawaiian Electric Industries, Inc.	9,709	423,312
MDU Resources Group, Inc.	96,727	3,111,708
National Fuel Gas Co.	8,480	439,349
Pinnacle West Capital Corp.	6,145	472,551
PPL Corp.	20,528	602,497
Public Service Enterprise Group, Inc.	20,201	1,291,652
Sempra Energy	4,263	564,251
Southern Co. (The)	10,257	674,193
UGI Corp.	36,944	1,710,877

		25,926,995

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $1,518,982,306)		1,703,292,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.66%
Invesco Private Government Fund, 0.02%(d)(e)(f)	13,579,808	$13,579,808
Invesco Private Prime Fund, 0.11%(d)(e)(f)	31,673,548	31,686,217

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $45,266,025)		45,266,025

TOTAL INVESTMENTS IN SECURITIES-102.59% (Cost $1,564,248,331)		1,748,558,595
OTHER ASSETS LESS LIABILITIES-(2.59)%		(44,106,446)

NET ASSETS-100.00%		$1,704,452,149

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Invesco Ltd.	$2,584,435	$8,591,219	$(7,776,481)	$181,742	$2,131,859	$ 5,712,774	$93,858
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	46,261,071	(46,261,071)	-	-	-	228
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	4,272,083	(4,272,083)	-	-	-	4
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,933,477	131,341,805	(128,695,474)	-	-	13,579,808	1,976	*
Invesco Private Prime Fund	3,647,831	192,904,418	(164,867,396)	-	1,364	31,686,217	18,238	*

Total	$17,165,743	$383,370,596	$(351,872,505)	$181,742	$2,133,223	$50,978,799	$114,304

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-3.67%
AMC Networks, Inc., Class A(b)(c)	4,055	$192,734
Boston Omaha Corp., Class A(b)	1,191	42,578
Cars.com, Inc.(b)	3,158	40,170
Chicken Soup For The Soul Entertainment, Inc.(b)	1,226	29,743
Consolidated Communications Holdings, Inc.(b)	8,989	83,328
E.W. Scripps Co. (The), Class A	18,260	338,540
Entercom Communications Corp.(b)	32,357	114,867
Entravision Communications Corp., Class A	37,786	263,368
Eventbrite, Inc., Class A(b)	2,135	37,747
Gannett Co., Inc.(b)	51,738	328,536
Globalstar, Inc.(b)	36,554	72,743
Gogo, Inc.(b)(c)	10,811	145,408
Gray Television, Inc.	4,455	101,307
IDT Corp., Class B(b)	15,091	656,157
iHeartMedia, Inc., Class A(b)(c)	2,459	61,180
IMAX Corp.(b)	1,264	19,858
John Wiley & Sons, Inc., Class A(c)	724	42,064
Liberty Latin America Ltd., Class A (Chile)(b)	2,567	36,605
Liberty Latin America Ltd., Class C (Chile)(b)	2,916	41,961
Lions Gate Entertainment Corp., Class A(b)(c)	8,591	110,996
Lions Gate Entertainment Corp., Class B(b)	9,287	109,215
Loral Space & Communications, Inc. (Canada)	2,501	105,067
Magnite, Inc.(b)(c)	4,162	120,781
MediaAlpha, Inc., Class A(b)	970	21,515
Meredith Corp.(b)	7,830	336,768
QuinStreet, Inc.(b)	4,522	80,989
Sinclair Broadcast Group, Inc., Class A	4,119	123,611
Stagwell, Inc.(b)	40,021	279,347
TechTarget, Inc.(b)	2,177	184,131
TEGNA, Inc.	4,731	83,833
Telephone & Data Systems, Inc.	1,897	38,547
Thryv Holdings, Inc.(b)	2,540	78,715
TrueCar, Inc.(b)	14,440	60,648
WideOpenWest, Inc.(b)	16,732	355,053
Yelp, Inc.(b)	1,006	38,741

		4,776,851

Consumer Discretionary-19.88%
1-800-Flowers.com, Inc., Class A(b)(c)	1,568	49,800
Aaron’s Co., Inc. (The)	3,953	104,834
Abercrombie & Fitch Co., Class A(b)	10,813	386,673
Academy Sports & Outdoors, Inc.(b)	2,288	101,290
Adient PLC(b)	4,981	195,953
American Axle & Manufacturing Holdings, Inc.(b)	8,055	71,448
American Eagle Outfitters, Inc.(c)	2,635	80,420
America’s Car-Mart, Inc.(b)	719	92,988
AMMO, Inc.(b)(c)	12,618	92,742
Arcimoto, Inc.(b)(c)	3,119	38,738
Asbury Automotive Group, Inc.(b)	1,559	290,348
Aterian, Inc.(b)(c)	4,204	25,056
Bally’s Corp.(b)	1,524	76,566
Barnes & Noble Education, Inc.(b)	32,316	263,699
Bassett Furniture Industries, Inc.	8,249	177,271
Beazer Homes USA, Inc.(b)	14,167	265,065
Bed Bath & Beyond, Inc.(b)(c)	11,477	316,077

	Shares	Value
Consumer Discretionary-(continued)
Big 5 Sporting Goods Corp.	18,043	$501,595
Big Lots, Inc.	3,795	184,665
Biglari Holdings, Inc., Class B(b)	425	74,311
BJ’s Restaurants, Inc.(b)	4,080	174,461
Bloomin’ Brands, Inc.(b)	9,371	251,049
Bluegreen Vacations Holding Corp.(b)	3,585	82,061
Boot Barn Holdings, Inc.(b)	4,734	422,651
Brinker International, Inc.(b)	4,754	253,246
Buckle, Inc. (The)	5,592	216,578
Caleres, Inc.	13,473	331,301
Camping World Holdings, Inc., Class A	1,991	79,521
CarParts.com, Inc.(b)(c)	4,237	73,173
Carriage Services, Inc.	4,018	185,752
Cato Corp. (The), Class A	2,211	38,162
Century Casinos, Inc.(b)	8,648	115,624
Century Communities, Inc.	3,799	266,310
Cheesecake Factory, Inc. (The)(b)	2,168	101,137
Chico’s FAS, Inc.(b)	16,350	84,529
Children’s Place, Inc. (The)(b)(c)	1,883	163,520
Chuy’s Holdings, Inc.(b)	6,331	204,238
Citi Trends, Inc.(b)	6,089	524,506
Clarus Corp.	4,154	112,532
Conn’s, Inc.(b)	9,215	226,689
Container Store Group, Inc. (The)(b)(c)	27,060	313,896
Cooper-Standard Holdings, Inc.(b)	2,648	61,645
Cracker Barrel Old Country Store, Inc.	176	25,270
Crocs, Inc.(b)	982	140,249
Dana, Inc.	7,395	172,008
Dave & Buster’s Entertainment, Inc.(b)	1,984	74,241
Del Taco Restaurants, Inc.	4,093	36,018
Denny’s Corp.(b)(c)	2,583	42,723
Designer Brands, Inc., Class A(b)	3,271	47,429
Dillard’s, Inc., Class A(c)	1,430	272,358
Dine Brands Global, Inc.(b)	1,505	124,494
Dorman Products, Inc.(b)	335	31,443
Duluth Holdings, Inc., Class B(b)	4,585	71,343
Escalade, Inc.	2,959	68,353
Ethan Allen Interiors, Inc.	8,919	214,234
Everi Holdings, Inc.(b)	10,006	227,636
Fiesta Restaurant Group, Inc.(b)	8,373	100,560
Flexsteel Industries, Inc.	4,419	154,311
Fossil Group, Inc.(b)	21,086	282,552
Franchise Group, Inc.	1,693	58,798
Full House Resorts, Inc.(b)	15,440	132,475
Funko, Inc., Class A(b)	10,939	218,124
Genesco, Inc.(b)	7,957	493,573
Gentherm, Inc.(b)	1,228	105,387
G-III Apparel Group Ltd.(b)	9,846	304,537
Golden Entertainment, Inc.(b)	3,459	165,063
Goodyear Tire & Rubber Co. (The)(b)	6,354	100,647
GoPro, Inc., Class A(b)(c)	15,174	151,285
Graham Holdings Co., Class B	301	185,660
Green Brick Partners, Inc.(b)	5,148	128,648
Group 1 Automotive, Inc.	2,285	378,030
Groupon, Inc.(b)(c)	1,262	31,260
GrowGeneration Corp.(b)(c)	4,680	149,713
Guess?, Inc.	8,563	207,139
Hamilton Beach Brands Holding Co., Class A	3,808	64,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Haverty Furniture Cos., Inc., (Acquired 06/02/2020 - 08/26/2021; Cost $294,003)(d)	10,371	$369,519
Hibbett, Inc.	7,496	717,292
Hilton Grand Vacations, Inc.(b)	1,351	59,025
Hooker Furniture Corp.	4,764	148,446
Houghton Mifflin Harcourt Co.(b)	11,186	150,675
Hovnanian Enterprises, Inc., Class A(b)	4,185	454,951
Installed Building Products, Inc.	432	53,646
International Game Technology PLC(b)(c)	2,270	48,782
Jack in the Box, Inc.	608	64,424
JOANN, Inc.	2,774	38,032
Johnson Outdoors, Inc., Class A	350	40,176
Kirkland’s, Inc.(b)(c)	13,541	258,904
Kontoor Brands, Inc.	3,788	204,400
Lands’ End, Inc.(b)	8,369	283,291
La-Z-Boy, Inc.	2,025	70,895
Lazydays Holdings, Inc.(b)(c)	6,990	171,744
LGI Homes, Inc.(b)	369	59,162
Lifetime Brands, Inc.	9,687	177,756
Liquidity Services, Inc.(b)	8,679	211,768
Lovesac Co. (The)(b)	3,106	175,675
Lumber Liquidators Holdings, Inc.(b)	6,346	132,378
M.D.C. Holdings, Inc.	1,247	65,156
M/I Homes, Inc.(b)	3,438	221,373
Macy’s, Inc.(b)	6,866	153,730
Malibu Boats, Inc., Class A(b)	864	61,862
MarineMax, Inc.(b)	9,236	449,054
MasterCraft Boat Holdings, Inc.(b)	1,929	48,109
Meritage Homes Corp.(b)	398	44,393
Modine Manufacturing Co.(b)	28,794	358,197
Monarch Casino & Resort, Inc.(b)	1,175	74,460
Motorcar Parts of America, Inc.(b)	1,522	30,166
Movado Group, Inc.	4,727	170,834
National Vision Holdings, Inc.(b)(c)	724	43,426
Nautilus, Inc.(b)(c)	13,027	148,508
Noodles & Co.(b)	7,983	100,506
ODP Corp. (The)(b)	3,612	170,378
ONE Group Hospitality, Inc. (The)(b)	8,077	90,059
OneWater Marine, Inc., Class A	4,639	187,833
Overstock.com, Inc.(b)	2,980	215,007
Oxford Industries, Inc.	1,500	135,450
Party City Holdco, Inc.(b)	23,007	156,678
Patrick Industries, Inc.	896	73,123
PlayAGS, Inc.(b)	4,411	36,126
Purple Innovation, Inc.(b)	1,537	37,503
Quotient Technology, Inc.(b)	2,812	20,415
RCI Hospitality Holdings, Inc.	2,852	184,268
Red Robin Gourmet Burgers, Inc.(b)	3,141	76,892
Red Rock Resorts, Inc., Class A(b)	3,764	176,193
Rent-A-Center, Inc.	2,799	176,561
Revolve Group, Inc.(b)(c)	5,377	308,962
Rocky Brands, Inc.	3,448	171,297
Ruth’s Hospitality Group, Inc.(b)	8,679	177,833
Sally Beauty Holdings, Inc.(b)	7,368	136,971
Scientific Games Corp.(b)	1,068	77,270
SeaWorld Entertainment, Inc.(b)	898	44,173
Shoe Carnival, Inc.	6,564	251,270
Shutterstock, Inc.	1,198	138,081
Signet Jewelers Ltd.	8,478	671,458

	Shares	Value
Consumer Discretionary-(continued)
Skyline Champion Corp.(b)	1,752	$109,885
Sleep Number Corp.(b)	2,660	246,077
Smith & Wesson Brands, Inc.	2,504	60,421
Sonic Automotive, Inc., Class A	1,971	99,614
Sonos, Inc.(b)	3,844	152,722
Sportsman’s Warehouse Holdings, Inc.(b)	3,965	70,339
Standard Motor Products, Inc.	627	26,892
Steven Madden Ltd.	1,216	49,211
Stitch Fix, Inc., Class A(b)	961	40,275
StoneMor, Inc.(b)	14,139	41,003
Stoneridge, Inc.(b)	2,603	60,650
Superior Group of Cos., Inc.	6,711	159,990
Taylor Morrison Home Corp., Class A(b)	1,966	55,225
Tenneco, Inc., Class A(b)	10,796	168,418
Texas Roadhouse, Inc.	331	31,445
Tilly’s, Inc., Class A	10,805	168,234
Tri Pointe Homes, Inc.(b)	4,483	106,561
Tupperware Brands Corp.(b)(c)	26,270	627,065
Unifi, Inc.(b)	4,789	111,296
Urban Outfitters, Inc.(b)	2,009	66,337
Vera Bradley, Inc.(b)	10,638	121,911
Vista Outdoor, Inc.(b)	10,521	429,783
Visteon Corp.(b)	345	36,460
VOXX International Corp.(b)	10,865	113,757
Vuzix Corp.(b)(c)	10,294	136,190
Wolverine World Wide, Inc.	1,550	55,583
Workhorse Group, Inc.(b)(c)	5,894	57,820
WW International, Inc.(b)	851	18,424
XPEL, Inc.(b)(e)	1,879	142,766
Zumiez, Inc.(b)	1,810	72,744

		25,844,031

Consumer Staples-2.40%
22nd Century Group, Inc.(b)(c)	35,248	125,835
Andersons, Inc. (The)	9,938	301,917
B&G Foods, Inc.(c)	1,637	49,699
Beauty Health Co. (The)(b)(c)	5,206	133,846
BellRing Brands, Inc., Class A(b)	2,840	95,907
Celsius Holdings, Inc.(b)	1,029	84,131
Central Garden & Pet Co., Class A(b)	1,203	50,129
Chefs’ Warehouse, Inc. (The)(b)	4,504	136,156
Coca-Cola Consolidated, Inc.	125	50,770
Edgewell Personal Care Co.	1,953	82,612
elf Beauty, Inc.(b)	1,614	49,953
Fresh Del Monte Produce, Inc.	1,984	65,234
Hostess Brands, Inc.(b)(c)	2,149	34,298
Ingles Markets, Inc., Class A	1,861	126,343
Medifast, Inc.	530	120,787
MGP Ingredients, Inc.	1,176	76,793
Mission Produce, Inc.(b)(c)	3,008	62,386
Nature’s Sunshine Products, Inc.	6,695	114,618
Nu Skin Enterprises, Inc., Class A	1,330	67,325
Performance Food Group Co.(b)	3,417	171,602
PriceSmart, Inc.	631	53,389
Rite Aid Corp.(b)(c)	5,367	95,211
Sanderson Farms, Inc.	218	42,837
Seneca Foods Corp., Class A(b)	921	45,101
Simply Good Foods Co. (The)(b)(c)	1,932	68,818
SpartanNash Co.	1,677	36,056
Sprouts Farmers Market, Inc.(b)(c)	1,056	26,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
Turning Point Brands, Inc.	1,853	$92,205
United Natural Foods, Inc.(b)	9,098	334,806
Universal Corp.	1,881	95,179
Utz Brands, Inc.(c)	2,819	54,745
Vector Group Ltd.	3,149	47,298
Veru, Inc.(b)	9,905	88,353
Vital Farms, Inc.(b)	2,192	39,412

		3,120,045

Energy-5.39%
Aemetis, Inc.(b)	8,013	89,104
AgEagle Aerial Systems, Inc.(b)	19,292	68,294
Alto Ingredients, Inc.(b)(c)	68,943	350,920
Altus Midstream Co., Class A	2,466	160,734
Antero Resources Corp.(b)	11,621	159,440
Arch Resources, Inc.(b)(c)	903	68,348
Archrock, Inc.	10,317	79,234
Aspen Aerogels, Inc.(b)	5,686	248,762
Bonanza Creek Energy, Inc.	8,286	322,160
Brigham Minerals, Inc., Class A	2,338	44,703
Bristow Group, Inc.(b)	1,705	53,810
Cactus, Inc., Class A	2,554	95,800
Callon Petroleum Co.(b)(c)	5,004	170,987
Centennial Resource Development, Inc., Class A(b)	9,071	46,262
Centrus Energy Corp.(b)(c)	4,409	127,464
ChampionX Corp.(b)	2,490	58,092
Chesapeake Energy Corp.(c)	558	31,142
Clean Energy Fuels Corp.(b)(c)	26,135	207,250
CNX Resources Corp.(b)	2,924	33,217
CONSOL Energy, Inc.(b)	17,355	396,215
DHT Holdings, Inc.(c)	9,396	51,960
DMC Global, Inc.(b)	1,317	52,904
Dorian LPG Ltd.	9,284	122,734
Earthstone Energy, Inc., Class A(b)	13,435	111,107
Energy Fuels, Inc.(b)(c)	24,182	130,825
Falcon Minerals Corp.	6,030	26,773
Frontline Ltd. (Norway)(c)	3,790	27,364
FTS International, Inc., Class A(b)	1,845	40,977
Gevo, Inc.(b)(c)	27,371	170,521
Green Plains, Inc.(b)	11,823	414,987
Helix Energy Solutions Group, Inc.(b)	9,639	36,243
Helmerich & Payne, Inc.	942	25,359
Kosmos Energy Ltd. (Ghana)(b)	9,215	21,747
Laredo Petroleum, Inc.(b)(c)	6,916	373,671
Liberty Oilfield Services, Inc., Class A(b)	4,141	42,321
Matador Resources Co.	4,081	117,329
Nabors Industries Ltd.(b)	2,485	209,585
National Energy Services Reunited Corp.(b)(c)	7,319	83,071
Newpark Resources, Inc.(b)	10,613	27,806
Northern Oil and Gas, Inc.	1,988	33,001
Oceaneering International, Inc.(b)	6,653	81,832
Ovintiv, Inc.	2,146	58,500
Patterson-UTI Energy, Inc.	7,098	55,080
PDC Energy, Inc.	4,025	168,044
Peabody Energy Corp.(b)	7,962	127,233
Penn Virginia Corp.(b)	2,008	41,566
ProPetro Holding Corp.(b)	10,928	84,583
Range Resources Corp.(b)	4,821	70,483
Renewable Energy Group, Inc.(b)(c)	3,104	150,296

	Shares	Value
Energy-(continued)
Scorpio Tankers, Inc. (Monaco)	4,518	$73,237
SM Energy Co.	15,972	305,065
Southwestern Energy Co.(b)	6,471	29,443
Teekay Corp. (Bermuda)(b)	8,334	25,252
Tellurian, Inc.(b)	9,339	29,791
TETRA Technologies, Inc.(b)	88,162	285,645
Tidewater, Inc.(b)	1,987	22,850
Uranium Energy Corp.(b)(c)	47,830	120,053
Ur-Energy, Inc.(b)	39,093	50,821
US Silica Holdings, Inc.(b)	19,970	175,337
Vine Energy, Inc., Class A(b)	2,853	42,424
W&T Offshore, Inc.(b)	9,556	31,153
World Fuel Services Corp.	1,620	52,423

		7,013,334

Financials-19.92%
1st Source Corp.	850	39,950
Alerus Financial Corp.	1,400	41,804
Allegiance Bancshares, Inc.	2,189	81,365
Altabancorp	3,715	154,247
A-Mark Precious Metals, Inc.	7,612	369,258
American Equity Investment Life Holding Co.	1,676	53,112
American National Bankshares, Inc.	1,218	41,631
American National Group, Inc.	328	63,140
Ameris Bancorp	4,559	224,485
Apollo Commercial Real Estate Finance, Inc.	5,500	85,525
Arbor Realty Trust, Inc.	7,517	137,411
Ares Commercial Real Estate Corp.	5,991	94,538
Argo Group International Holdings Ltd.	1,840	97,336
Arrow Financial Corp.	874	32,207
Artisan Partners Asset Management, Inc., Class A	1,253	65,106
Associated Banc-Corp.	3,608	74,397
Atlantic Capital Bancshares, Inc.(b)	7,067	171,233
Atlantic Union Bankshares Corp.	2,464	91,168
Atlanticus Holdings Corp.(b)	4,635	297,567
Axos Financial, Inc.(b)	4,065	197,071
B. Riley Financial, Inc.	4,703	308,235
Banc of California, Inc.	4,073	73,192
BancFirst Corp.	888	50,225
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	2,671	45,567
Bancorp, Inc. (The)(b)	2,022	49,863
BancorpSouth Bank	1,328	38,950
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,794	93,068
BankUnited, Inc.	3,750	157,612
Banner Corp.	1,336	76,419
Bar Harbor Bankshares	1,607	44,032
Berkshire Hills Bancorp, Inc.	2,580	66,125
BGC Partners, Inc., Class A	39,675	204,326
Bridgewater Bancshares, Inc.(b)	3,313	54,168
Brightsphere Investment Group, Inc.	9,991	271,655
Brookline Bancorp, Inc.	7,282	109,012
BRP Group, Inc., Class A(b)	1,693	63,741
Bryn Mawr Bank Corp.	2,535	103,428
Business First Bancshares, Inc.	2,506	59,944
Byline Bancorp Inc.	4,213	103,640
Cadence Bancorp	11,200	240,912
Cambridge Bancorp	663	56,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Camden National Corp.	1,070	$49,937
Capital Bancorp, Inc.	2,608	61,862
Capstar Financial Holdings, Inc.	3,646	76,712
Carter Bankshares, Inc.(b)	3,138	38,252
Cathay General Bancorp	1,378	54,817
CBTX, Inc.	1,188	32,337
Central Pacific Financial Corp.	4,473	113,212
Century Bancorp, Inc., Class A	308	35,214
Chimera Investment Corp.	2,507	38,407
CIT Group, Inc.	1,597	88,506
City Holding Co.	534	41,599
Civista Bancshares, Inc.	2,271	53,414
CNB Financial Corp.	1,606	39,475
CNO Financial Group, Inc.	4,708	115,158
Coastal Financial Corp.(b)	2,202	64,673
Columbia Banking System, Inc.	1,333	48,468
Community Trust Bancorp, Inc.	1,186	49,409
ConnectOne Bancorp, Inc.	5,493	157,155
Cowen, Inc., Class A	14,016	505,137
CrossFirst Bankshares, Inc.(b)	3,176	41,987
Curo Group Holdings Corp.	6,970	114,099
Customers Bancorp, Inc.(b)	13,387	554,356
Diamond Hill Investment Group, Inc.	529	96,823
Dime Community Bancshares, Inc.	1,683	55,539
Donnelley Financial Solutions, Inc.(b)	16,793	560,047
Dynex Capital, Inc.	3,929	69,779
Eagle Bancorp, Inc.	2,436	140,557
Eastern Bankshares, Inc.	1,716	33,942
Ellington Financial, Inc.	5,099	94,433
Employers Holdings, Inc.	1,551	63,855
Encore Capital Group, Inc.(b)	1,074	52,852
Enova International, Inc.(b)	14,482	477,616
Enstar Group Ltd.(b)	185	42,674
Enterprise Bancorp, Inc.	1,065	35,944
Enterprise Financial Services Corp.	4,373	196,391
Equity Bancshares, Inc., Class A(b)	1,351	43,340
Farmers National Banc Corp.	2,967	46,285
FB Financial Corp.	854	35,176
Federal Agricultural Mortgage Corp., Class C	548	53,649
Federated Hermes, Inc., Class B	1,885	63,770
Financial Institutions, Inc.	3,825	121,482
First Bancorp	18,854	240,011
First Bancorp, Inc. (The)	1,514	44,951
First Bancorp/Southern Pines NC	3,825	159,732
First Bancshares, Inc. (The)	2,538	102,840
First Bank	5,522	73,553
First Busey Corp.	2,463	58,373
First Commonwealth Financial Corp.	11,475	155,142
First Community Bankshares, Inc.	1,970	61,543
First Financial Bancorp	5,370	126,249
First Financial Corp.	711	28,746
First Foundation, Inc.	3,120	74,974
First Internet Bancorp	3,281	97,511
First Interstate BancSystem, Inc., Class A	1,359	59,878
First Merchants Corp.	2,311	95,098
First Mid Bancshares, Inc.	2,146	87,771
First Midwest Bancorp, Inc.	3,421	64,075
First of Long Island Corp. (The)	2,495	52,894
Flagstar Bancorp, Inc.	1,225	60,588
Flushing Financial Corp.	9,384	215,175

	Shares	Value
Financials-(continued)
Focus Financial Partners, Inc., Class A(b)	849	$44,046
FS Bancorp, Inc.	1,418	48,453
Fulton Financial Corp.	4,607	73,021
GAMCO Investors, Inc., Class A	2,206	60,246
Genworth Financial, Inc., Class A(b)	27,299	102,371
German American Bancorp, Inc.	994	37,136
Glacier Bancorp, Inc.	602	32,063
Granite Point Mortgage Trust, Inc.	8,110	111,594
Great Southern Bancorp, Inc.	870	47,389
Greenhill & Co., Inc.	3,743	55,172
Guaranty Bancshares, Inc.	1,327	45,543
Hancock Whitney Corp.	2,275	104,559
Hanmi Financial Corp.	11,866	228,776
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	909	54,876
HarborOne Bancorp, Inc.	4,547	64,249
HCI Group, Inc.	973	108,645
Heartland Financial USA, Inc.	1,561	73,414
Heritage Commerce Corp.	7,120	80,242
Heritage Financial Corp.	2,327	59,222
Hilltop Holdings, Inc.	4,162	139,302
Hingham Institution for Savings (The)	247	80,151
Home Bancorp, Inc.	1,271	47,561
Home BancShares, Inc.	1,946	43,104
HomeStreet, Inc.	2,589	105,761
HomeTrust Bancshares, Inc.	1,612	44,846
Hope Bancorp, Inc.	7,778	107,259
Horace Mann Educators Corp.	848	34,768
Horizon Bancorp, Inc.	7,902	141,051
Howard Bancorp, Inc.(b)	2,247	44,715
Independent Bank Corporation	3,556	74,463
Independent Bank Group, Inc.	875	61,626
International Bancshares Corp.	1,209	50,633
Investors Bancorp, Inc.	5,781	82,726
Investors Title Co.	295	56,599
Kearny Financial Corp.	5,182	65,760
Ladder Capital Corp.	4,805	54,825
Lakeland Bancorp, Inc.	6,087	102,749
Lakeland Financial Corp.	723	48,014
LendingClub Corp.(b)	25,908	804,702
Live Oak Bancshares, Inc.	1,922	117,646
Maiden Holdings Ltd.(b)	24,762	77,505
Marlin Business Services Corp.	6,412	142,667
Mercantile Bank Corp.	1,659	51,761
Merchants Bancorp	727	26,659
Meridian Bancorp, Inc.	6,511	135,299
Meta Financial Group, Inc.	10,522	517,577
MetroMile, Inc.(b)(c)	3,238	12,952
Metropolitan Bank Holding Corp.(b)	2,961	231,846
Mid Penn Bancorp, Inc.	1,191	31,669
Midland States Bancorp, Inc.	8,019	202,881
MidWestOne Financial Group, Inc.	1,638	48,092
Moelis & Co., Class A	1,545	95,713
Mr. Cooper Group, Inc.(b)	8,316	323,326
MVB Financial Corp.	8,334	329,526
National Bank Holdings Corp., Class A	1,523	57,113
National Western Life Group, Inc., Class A	173	38,347
Navient Corp.	16,918	392,667
NBT Bancorp, Inc.	1,228	44,036
Nelnet, Inc., Class A	876	70,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
New York Mortgage Trust, Inc.	8,634	$38,162
Nicolet Bankshares, Inc.(b)(c)	615	46,992
NMI Holdings, Inc., Class A(b)	2,321	52,385
Northfield Bancorp, Inc.	4,101	69,307
Northrim BanCorp, Inc.	1,290	54,141
Northwest Bancshares, Inc.	3,848	50,101
OceanFirst Financial Corp.	2,321	49,344
Ocwen Financial Corp.(b)	7,974	225,664
OFG Bancorp	5,386	128,241
Old National Bancorp	2,264	37,718
Old Second Bancorp, Inc.	6,085	71,560
Open Lending Corp., Class A(b)	1,310	48,431
Oportun Financial Corp.(b)	1,975	49,869
Oppenheimer Holdings, Inc., Class A	5,537	257,969
Orchid Island Capital, Inc.	5,528	27,751
Origin Bancorp, Inc.	3,218	132,421
Orrstown Financial Services, Inc.	3,450	82,317
Pacific Premier Bancorp, Inc.	2,213	88,431
Park National Corp.	897	105,164
Peapack-Gladstone Financial Corp.	2,846	94,800
PennyMac Mortgage Investment Trust	2,538	49,263
Peoples Bancorp, Inc.	2,365	73,883
Piper Sandler Cos.	2,131	304,563
PJT Partners, Inc., Class A	978	77,242
Preferred Bank	1,309	83,632
Premier Financial Bancorp, Inc.	2,243	40,396
Premier Financial Corp.	2,560	77,824
Primis Financial Corp.	3,202	47,998
ProAssurance Corp.	3,641	92,845
PROG Holdings, Inc.	751	35,537
Provident Bancorp, Inc.	4,519	73,343
Provident Financial Services, Inc.	6,085	134,296
Pzena Investment Management, Inc., Class A	6,664	72,704
QCR Holdings, Inc.	1,837	95,432
Radian Group, Inc.	1,867	44,117
RBB Bancorp	3,592	92,458
Ready Capital Corp.	7,336	112,314
Regional Management Corp.	5,684	337,800
Reliant Bancorp, Inc.	1,494	43,326
Renasant Corp.	2,562	89,926
Republic Bancorp, Inc., Class A	691	34,640
S&T Bancorp, Inc.	1,708	50,898
Safety Insurance Group, Inc.	383	31,142
Sandy Spring Bancorp, Inc.	2,780	121,125
Sculptor Capital Management, Inc.	7,519	212,788
Seacoast Banking Corp. of Florida	2,675	85,439
Selective Insurance Group, Inc.	604	50,476
ServisFirst Bancshares, Inc.	1,250	91,775
Sierra Bancorp	1,996	50,738
Silvergate Capital Corp., Class A(b)	657	74,228
Simmons First National Corp., Class A	2,982	86,627
SiriusPoint Ltd. (Bermuda)(b)	3,004	29,469
SmartFinancial, Inc.	1,684	42,066
South Plains Financial, Inc.	1,885	43,732
South State Corp.	408	27,981
Southern First Bancshares, Inc.(b)	1,847	94,160
Southern Missouri Bancorp, Inc.	2,155	97,234
Southside Bancshares, Inc.	1,722	64,902
Spirit of Texas Bancshares, Inc.	3,216	76,058
StepStone Group, Inc., Class A	2,510	120,154

	Shares	Value
Financials-(continued)
Stewart Information Services Corp.	4,373	$275,280
Stock Yards Bancorp, Inc.	738	38,066
StoneX Group, Inc.(b)	863	60,142
Summit Financial Group, Inc.	2,278	54,535
Texas Capital Bancshares, Inc.(b)	2,780	189,012
Tiptree, Inc.	8,997	90,960
Tompkins Financial Corp.	544	43,297
Towne Bank	3,224	98,235
TPG RE Finance Trust, Inc., (Acquired 06/25/2021-08/26/2021; Cost $46,108)(d)	3,380	42,588
Trean Insurance Group, Inc.(b)	2,265	23,126
TriCo Bancshares	2,001	79,140
TriState Capital Holdings, Inc.(b)	2,475	50,020
Triumph Bancorp, Inc.(b)	3,883	319,260
Trupanion, Inc.(b)	773	70,791
TrustCo Bank Corp.	938	30,100
Trustmark Corp.	1,372	43,383
UMB Financial Corp.	680	62,274
United Community Banks, Inc.	2,504	75,546
Univest Financial Corp.	4,450	120,506
Valley National Bancorp	3,279	42,758
Velocity Financial, Inc.(b)	5,520	71,042
Veritex Holdings, Inc.	5,277	189,603
Virtus Investment Partners, Inc.	426	133,210
Washington Federal, Inc.	1,190	39,627
Washington Trust Bancorp, Inc.	1,849	98,478
WesBanco, Inc.	3,194	108,596
West Bancorporation, Inc.	2,242	68,583
WisdomTree Investments, Inc.	13,184	83,191
World Acceptance Corp.(b)(c)	1,350	256,324
WSFS Financial Corp.	2,135	96,950

		25,900,642

Health Care-10.67%
Accolade, Inc.(b)	695	32,929
Accuray, Inc.(b)	24,102	98,095
Aclaris Therapeutics, Inc.(b)(c)	6,121	99,221
Affimed N.V. (Germany)(b)	11,489	80,883
Agiliti, Inc.(b)(c)	2,323	49,550
Aldeyra Therapeutics, Inc.(b)	5,777	54,824
Allscripts Healthcare Solutions, Inc.(b)	19,677	302,239
Alphatec Holdings, Inc.(b)	7,109	102,938
AMN Healthcare Services, Inc.(b)	1,203	136,565
Ampio Pharmaceuticals, Inc.(b)	41,187	67,547
Anavex Life Sciences Corp.(b)(c)	7,728	150,619
AngioDynamics, Inc.(b)	2,335	66,081
Antares Pharma, Inc.(b)	9,871	38,892
Apollo Medical Holdings, Inc.(b)(c)	3,831	290,811
Apria, Inc.(b)	1,211	43,196
Apyx Medical Corp.(b)	3,863	45,622
Aratana Therapeutics, Inc., CVR(b)(f)	540	135
Arvinas, Inc.(b)	767	66,123
Asensus Surgical, Inc.(b)	23,345	51,359
Atea Pharmaceuticals, Inc.(b)	4,518	134,275
Athira Pharma, Inc.(b)(c)	1,685	17,844
Avid Bioservices, Inc.(b)	11,439	277,281
AxoGen, Inc.(b)	4,588	78,271
Beam Therapeutics, Inc.(b)(c)	605	67,107
Berkeley Lights, Inc.(b)(c)	687	24,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
BioCryst Pharmaceuticals, Inc.(b)(c)	6,468	$102,971
BioLife Solutions, Inc.(b)	1,815	105,923
Bionano Genomics, Inc.(b)(c)	32,429	189,061
Brookdale Senior Living, Inc.(b)	72,536	529,513
Brooklyn ImmunoTherapeutics, Inc.(b)	3,576	43,162
C4 Therapeutics, Inc.(b)	892	35,796
Cardiff Oncology, Inc.(b)	4,500	32,985
CareDx, Inc.(b)	976	71,521
Cassava Sciences, Inc.(b)(c)	3,905	221,999
Castlight Health, Inc., Class B(b)	14,137	25,588
Celcuity, Inc.(b)(c)	2,265	49,830
Celldex Therapeutics, Inc.(b)(c)	2,189	115,251
Chimerix, Inc.(b)	7,739	54,947
Citius Pharmaceuticals, Inc.(b)(c)	17,870	40,208
ClearPoint Neuro, Inc.(b)(c)	5,828	109,974
Codexis, Inc.(b)(c)	2,675	72,279
Collegium Pharmaceutical, Inc.(b)	2,153	44,201
Community Health Systems, Inc.(b)	49,598	610,551
Computer Programs & Systems, Inc.(b)	1,309	46,561
CONMED Corp.	527	69,216
CorVel Corp.(b)	333	54,882
Covetrus, Inc.(b)	1,175	26,543
Cross Country Healthcare, Inc.(b)	22,477	488,875
CryoLife, Inc.(b)	1,956	51,325
CryoPort, Inc.(b)(c)	1,009	64,142
Curis, Inc.(b)(c)	13,157	116,439
Cutera, Inc.(b)(c)	4,052	201,547
Denali Therapeutics, Inc.(b)	600	31,920
DermTech, Inc.(b)(c)	2,255	83,886
Eargo, Inc.(b)	738	14,767
Endo International PLC(b)	22,265	50,987
Ensign Group, Inc. (The)	1,090	89,020
Evolent Health, Inc., Class A(b)(c)	5,987	147,041
Forian, Inc.(b)	5,877	71,758
Forte Biosciences, Inc.(b)	1,341	39,452
Fulgent Genetics, Inc.(b)(c)	4,349	396,803
Glaukos Corp.(b)	577	34,407
GT Biopharma, Inc.(b)	5,543	49,277
Hanger, Inc.(b)	3,521	84,081
Harvard Bioscience, Inc.(b)	11,192	92,446
Health Catalyst, Inc.(b)(c)	638	34,841
Heska Corp.(b)	624	165,547
InfuSystem Holdings, Inc.(b)	2,659	37,891
Inogen, Inc.(b)	1,294	76,592
Inotiv, Inc.(b)	5,429	141,317
Inovalon Holdings, Inc., Class A(b)	1,369	55,924
Intellia Therapeutics, Inc.(b)	1,016	163,098
Ironwood Pharmaceuticals, Inc.(b)	2,589	33,916
Joint Corp. (The)(b)	3,771	385,283
KalVista Pharmaceuticals, Inc.(b)	2,001	40,900
KemPharm, Inc.(b)	4,796	44,603
Kymera Therapeutics, Inc.(b)	846	52,570
Lantheus Holdings, Inc.(b)	1,493	39,370
LeMaitre Vascular, Inc.	2,492	141,097
Lineage Cell Therapeutics, Inc.(b)	16,270	41,000
Magellan Health, Inc.(b)	594	56,204
MannKind Corp.(b)(c)	18,868	90,566
Merit Medical Systems, Inc.(b)	539	38,684
MiMedx Group, Inc.(b)(c)	5,064	74,745
Mind Medicine MindMed, Inc. (Canada)(b)	50,620	146,292

	Shares	Value
Health Care-(continued)
ModivCare, Inc.(b)	1,151	$227,046
Myriad Genetics, Inc.(b)	3,238	115,856
National HealthCare Corp.	615	45,418
Neuronetics, Inc.(b)	4,426	29,743
NextGen Healthcare, Inc.(b)	5,342	81,519
Nurix Therapeutics, Inc.(b)	1,311	42,201
Ocugen, Inc.(b)	23,053	174,972
Omnicell, Inc.(b)	266	41,302
OPKO Health, Inc.(b)	7,763	29,965
OptimizeRx Corp.(b)	4,414	292,119
Oramed Pharmaceuticals, Inc. (Israel)(b)(c)	5,480	107,846
Organogenesis Holdings, Inc.(b)	4,236	72,266
Orthofix Medical, Inc.(b)	682	28,917
Outset Medical, Inc.(b)	735	36,228
Owens & Minor, Inc.	11,165	416,231
Pacific Biosciences of California, Inc.(b)	3,794	118,790
Pacira BioSciences, Inc.(b)	647	38,361
Patterson Cos., Inc.	1,723	52,793
Pennant Group, Inc. (The)(b)	1,193	36,470
Personalis, Inc.(b)	1,509	31,961
Phreesia, Inc.(b)	593	42,429
Prestige Consumer Healthcare, Inc.(b)	647	37,131
Progyny, Inc.(b)	683	38,159
Protagonist Therapeutics, Inc.(b)	1,550	75,175
Prothena Corp. PLC (Ireland)(b)	1,845	123,836
Pulmonx Corp.(b)	874	35,126
Quanterix Corp.(b)	867	44,260
RadNet, Inc.(b)	4,461	140,120
Rigel Pharmaceuticals, Inc.(b)	12,268	46,618
Rocket Pharmaceuticals, Inc.(b)(c)	722	24,700
Rubius Therapeutics, Inc.(b)	2,196	47,697
SeaSpine Holdings Corp.(b)	1,868	31,345
Select Medical Holdings Corp.	4,425	152,972
Senseonics Holdings, Inc.(b)(c)	18,204	72,998
Seres Therapeutics, Inc.(b)	5,160	33,076
Sesen Bio, Inc.(b)	34,363	32,573
Sharps Compliance Corp.(b)	3,524	31,681
Shattuck Labs, Inc.(b)	1,025	21,658
Shockwave Medical, Inc.(b)	414	88,683
SI-BONE, Inc.(b)	1,838	44,866
STAAR Surgical Co.(b)	346	53,447
Summit Therapeutics, Inc.(b)	6,479	51,638
Supernus Pharmaceuticals, Inc.(b)	1,287	35,431
Surface Oncology, Inc.(b)(c)	8,458	53,539
Surgery Partners, Inc.(b)	2,456	120,835
Sutro Biopharma, Inc.(b)(c)	2,292	49,782
Tenet Healthcare Corp.(b)	2,765	208,343
Tivity Health, Inc.(b)	5,196	120,807
Triple-S Management Corp., Class B(b)	2,207	78,349
Twist Bioscience Corp.(b)	507	57,397
US Physical Therapy, Inc.	587	68,914
Vanda Pharmaceuticals, Inc.(b)	4,212	70,509
Varex Imaging Corp.(b)	2,857	83,339
Vaxart, Inc.(b)(c)	16,904	151,291
Vericel Corp.(b)	3,915	212,076
ViewRay, Inc.(b)	9,340	56,414
VistaGen Therapeutics, Inc.(b)	43,862	133,340
Vocera Communications, Inc.(b)(c)	1,820	88,252

		13,877,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Industrials-20.60%
AAR Corp.(b)	3,452	$116,850
ABM Industries, Inc.	872	43,181
Acacia Research Corp.(b)	4,871	29,664
ACCO Brands Corp.	10,803	101,224
AeroVironment, Inc.(b)	348	35,621
Air Transport Services Group, Inc.(b)	1,352	37,031
Alamo Group, Inc.	533	82,620
Albany International Corp., Class A	521	40,810
Allegiant Travel Co.(b)	264	50,804
Allied Motion Technologies, Inc.	1,270	43,891
Alta Equipment Group, Inc.(b)	2,610	34,609
Altra Industrial Motion Corp.	1,340	78,470
Ameresco, Inc., Class A(b)	2,788	192,790
American Superconductor Corp.(b)	2,583	38,487
American Woodmark Corp.(b)	657	46,292
Apogee Enterprises, Inc.	4,598	197,622
Applied Industrial Technologies, Inc.	680	60,391
ArcBest Corp.	7,834	522,763
Arcosa, Inc.	939	47,720
Argan, Inc.	689	31,901
Array Technologies, Inc.(b)	4,197	80,037
ASGN, Inc.(b)	337	37,808
Astec Industries, Inc.	1,205	73,674
Astronics Corp.(b)	1,609	21,496
Atkore, Inc.(b)	3,445	319,593
Atlas Air Worldwide Holdings, Inc.(b)	2,568	187,901
Avis Budget Group, Inc.(b)	1,051	95,378
AZZ, Inc.	1,870	100,138
Babcock & Wilcox Enterprises, Inc.(b)	21,518	157,081
Barnes Group, Inc.	600	28,602
Barrett Business Services, Inc.	850	65,875
Beacon Roofing Supply, Inc.(b)	2,451	126,177
Beam Global(b)(c)	2,864	89,185
Blink Charging Co.(b)(c)	5,361	173,857
Bloom Energy Corp., Class A(b)(c)	3,470	74,327
Blue Bird Corp.(b)	2,626	56,853
BlueLinx Holdings, Inc.(b)	8,641	497,376
Boise Cascade Co.	3,421	197,905
BrightView Holdings, Inc.(b)	1,969	30,185
Brink’s Co. (The)	1,176	91,916
Byrna Technologies, Inc.(b)	1,233	36,102
Caesarstone Ltd.	2,180	28,340
CAI International, Inc.	9,513	532,443
CBIZ, Inc.(b)	1,698	57,919
Chart Industries, Inc.(b)	1,177	221,723
Columbus McKinnon Corp.	2,284	105,178
Comfort Systems USA, Inc.	2,480	188,430
Commercial Vehicle Group, Inc.(b)	30,565	321,238
Concrete Pumping Holdings, Inc.(b)	6,415	53,309
Construction Partners, Inc.(b)	2,833	94,821
Cornerstone Building Brands, Inc.(b)	11,963	198,825
Costamare, Inc. (Monaco)	10,560	151,853
Covanta Holding Corp.	7,452	149,413
Covenant Logistics Group, Inc., Class A(b)	3,427	83,482
CRA International, Inc.	2,933	272,740
CSW Industrials, Inc.	764	101,452
Daseke, Inc.(b)	22,431	211,973
Deluxe Corp.	5,374	206,093
Ducommun, Inc.(b)	1,217	64,136
DXP Enterprises, Inc.(b)	2,774	83,165

	Shares	Value
Industrials-(continued)
Dycom Industries, Inc.(b)	3,855	$290,397
Eagle Bulk Shipping, Inc.(b)	2,560	126,438
Echo Global Logistics, Inc.(b)	3,328	109,425
EMCOR Group, Inc.	549	66,704
Encore Wire Corp.	1,471	125,050
Energy Recovery, Inc.(b)	4,851	99,106
Enerpac Tool Group Corp.	1,656	41,665
EnerSys	508	42,972
Ennis, Inc.	1,831	35,540
EnPro Industries, Inc.	1,998	170,849
Evoqua Water Technologies Corp.(b)	1,625	63,245
ExOne Co. (The)(b)	2,609	64,051
Federal Signal Corp.	980	39,817
Fluor Corp.(b)(c)	2,771	46,165
Forward Air Corp.	1,201	105,892
Franklin Electric Co., Inc.	604	51,328
FuelCell Energy, Inc.(b)(c)	15,050	93,912
GATX Corp.	649	59,500
Genco Shipping & Trading Ltd	1,899	37,012
Gibraltar Industries, Inc.(b)	939	70,106
Global Industrial Co.	1,227	47,227
GMS, Inc.(b)	5,540	273,731
GP Strategies Corp.(b)	7,127	147,386
GrafTech International Ltd.	4,863	53,833
Granite Construction, Inc.	7,118	288,564
Great Lakes Dredge & Dock Corp.(b)	6,517	98,472
Greenbrier Cos., Inc. (The)	7,807	344,289
Griffon Corp.	3,123	75,577
H&E Equipment Services, Inc.	6,594	224,526
Harsco Corp.(b)	5,571	101,615
Healthcare Services Group, Inc.	1,261	32,988
Heidrick & Struggles International, Inc.	3,497	151,140
Helios Technologies, Inc.	1,819	148,467
Herc Holdings, Inc.(b)	2,921	383,965
Heritage-Crystal Clean, Inc.(b)	2,166	63,984
Herman Miller, Inc.	4,856	204,098
Hillenbrand, Inc.	1,988	92,283
HireQuest, Inc.	2,235	41,459
HNI Corp.	1,946	73,734
Hub Group, Inc., Class A(b)	1,080	75,816
Huron Consulting Group, Inc.(b)	737	36,386
HyreCar, Inc.(b)	4,560	51,254
Hyster-Yale Materials Handling, Inc.	2,836	166,218
ICF International, Inc.	851	79,705
IES Holdings, Inc.(b)	2,812	137,507
Infrastructure and Energy Alternatives, Inc.(b)	20,325	260,770
Insperity, Inc.	539	59,473
Insteel Industries, Inc.	7,054	260,998
Interface, Inc.	9,864	141,844
JELD-WEN Holding, Inc.(b)	3,805	104,790
John Bean Technologies Corp.	333	48,581
Kadant, Inc.	539	112,716
KAR Auction Services, Inc.(b)	1,989	33,634
KBR, Inc.	1,017	39,602
Kelly Services, Inc., Class A	5,443	105,812
Kennametal, Inc.	973	36,176
Kforce, Inc.	4,389	256,405
Kimball International, Inc., Class B	2,260	28,182
Korn Ferry	2,767	195,599
Kratos Defense & Security Solutions, Inc.(b)	1,306	32,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Lawson Products, Inc.(b)	739	$38,982
Lindsay Corp.	610	100,497
Luxfer Holdings PLC (United Kingdom)	3,558	75,963
Lydall, Inc.(b)	8,335	516,603
Manitowoc Co., Inc. (The)(b)	8,904	215,922
ManTech International Corp., Class A	397	31,430
Masonite International Corp.(b)	939	112,380
Matson, Inc.	3,842	304,171
Matthews International Corp., Class A	6,989	258,803
Maxar Technologies, Inc.	5,350	170,076
Mayville Engineering Co., Inc.(b)	3,942	58,815
McGrath RentCorp	1,023	71,385
Meritor, Inc.(b)	2,015	47,796
Mesa Air Group, Inc.(b)	31,818	253,908
Miller Industries, Inc.	1,528	56,872
Mistras Group, Inc.(b)	9,067	96,201
Montrose Environmental Group, Inc.(b)	921	46,050
Moog, Inc., Class A	1,510	119,954
MRC Global, Inc.(b)	18,531	151,954
Mueller Industries, Inc.	3,189	142,261
Mueller Water Products, Inc., Class A	4,838	80,408
MYR Group, Inc.(b)	6,415	667,224
Northwest Pipe Co.(b)	1,041	26,983
NV5 Global, Inc.(b)(c)	1,493	157,735
PAM Transportation Services, Inc.(b)	1,316	46,021
Park-Ohio Holdings Corp.	5,437	140,166
PGT Innovations, Inc.(b)	3,317	70,420
Pitney Bowes, Inc.	80,762	603,292
Powell Industries, Inc.	910	23,023
Preformed Line Products Co.	376	26,365
Primoris Services Corp.	7,019	180,388
Quanex Building Products Corp.	8,551	201,462
Radiant Logistics, Inc.(b)	14,971	102,551
Raven Industries, Inc.(b)	3,303	192,730
Resideo Technologies, Inc.(b)	7,274	234,514
Resources Connection, Inc.	2,934	46,357
REV Group, Inc.	12,904	209,819
Rexnord Corp.	619	37,610
RR Donnelley & Sons Co.(b)	68,158	334,656
Rush Enterprises, Inc., Class A	3,389	149,455
Safe Bulkers, Inc. (Greece)(b)	38,412	155,184
Saia, Inc.(b)	283	67,957
Shyft Group, Inc. (The)	7,195	316,652
SkyWest, Inc.(b)	1,329	61,998
SPX Corp.(b)	986	61,605
SPX FLOW, Inc.	1,610	129,653
Standex International Corp.	1,251	124,149
Steelcase, Inc., Class A	2,834	39,931
Stem, Inc.(b)(c)	5,154	128,798
Sterling Construction Co., Inc.(b)	11,914	274,737
Team, Inc.(b)	4,543	20,353
Tennant Co.	562	41,577
Terex Corp.	4,288	218,902
Textainer Group Holdings Ltd. (China)(b)	17,858	593,243
Thermon Group Holdings, Inc.(b)	1,855	30,979
Titan International, Inc.(b)	45,383	377,133
Titan Machinery, Inc.(b)	11,847	340,246
TPI Composites, Inc.(b)(c)	4,153	150,795
Transcat, Inc.(b)	2,757	186,814
TriMas Corp.(b)	1,498	48,101

	Shares	Value
Industrials-(continued)
Trinity Industries, Inc.(c)	973	$28,246
Triton International Ltd. (Bermuda)	2,228	121,916
TrueBlue, Inc.(b)	6,344	173,382
Tutor Perini Corp.(b)	2,955	42,611
UFP Industries, Inc.	707	53,082
Universal Logistics Holdings, Inc.	1,206	26,375
Upwork, Inc.(b)	1,676	74,934
US Xpress Enterprises, Inc., Class A(b)(c)	9,839	85,993
Veritiv Corp.(b)	10,592	949,785
View, Inc.(b)(c)	2,934	14,699
VSE Corp.	1,493	74,635
Wabash National Corp.	7,739	120,264
Watts Water Technologies, Inc., Class A	398	68,285
Welbilt, Inc.(b)	7,315	171,171
WESCO International, Inc.(b)	2,011	235,327
Willdan Group, Inc.(b)	1,559	58,946
Willis Lease Finance Corp.(b)	967	36,408
WillScot Mobile Mini Holdings Corp.(b)	1,006	29,778
Yellow Corp.(b)(c)	49,002	298,422

		26,785,272

Information Technology-8.56%
3D Systems Corp.(b)	4,795	145,960
8x8, Inc.(b)	1,219	29,439
A10 Networks, Inc.(b)	2,848	39,559
ADTRAN, Inc.	4,538	93,755
Advanced Energy Industries, Inc.	326	29,399
Agilysys, Inc.(b)	3,108	176,628
Alpha & Omega Semiconductor Ltd.(b)	8,678	252,096
Altair Engineering, Inc., Class A(b)	712	52,681
Ambarella, Inc.(b)	530	54,892
Appian Corp.(b)(c)	334	35,805
Arlo Technologies, Inc.(b)	6,677	41,397
Avaya Holdings Corp.(b)	2,906	58,614
Aviat Networks, Inc.(b)	6,198	219,657
Avid Technology, Inc.(b)	9,242	238,536
Axcelis Technologies, Inc.(b)	1,207	60,000
AXT, Inc.(b)	7,695	71,640
Badger Meter, Inc.	360	38,552
Belden, Inc.	1,349	77,230
Benchmark Electronics, Inc.	3,160	85,415
Brightcove, Inc.(b)	4,901	55,675
CalAmp Corp.(b)	3,614	40,983
Calix, Inc.(b)	4,674	217,808
Cambium Networks Corp.(b)	1,993	74,678
Cantaloupe, Inc.(b)	4,743	48,568
Casa Systems, Inc.(b)	6,018	42,367
Cerence, Inc.(b)(c)	618	67,016
ChannelAdvisor Corp.(b)	3,498	89,619
Cleanspark, Inc.(b)(c)	8,285	114,333
Clearfield, Inc.(b)	3,993	180,923
Cohu, Inc.(b)	3,769	134,478
CommVault Systems, Inc.(b)	761	61,618
Comtech Telecommunications Corp.	2,457	62,703
Conduent, Inc.(b)	62,592	456,922
CTS Corp.	3,531	123,867
Daktronics, Inc.(b)	6,467	39,384
Diebold Nixdorf, Inc.(b)	21,502	233,942
Digi International, Inc.(b)	5,243	115,241
Digital Turbine, Inc.(b)(c)	1,502	87,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Diodes, Inc.(b)	559	$54,128
Domo, Inc., Class B(b)	1,240	110,980
DZS, Inc.(b)	2,283	31,528
Eastman Kodak Co.(b)	6,358	46,286
Ebix, Inc.	1,056	30,392
EMCORE Corp.(b)	12,233	91,503
ePlus, Inc.(b)	621	67,205
EVERTEC, Inc.	874	40,423
ExlService Holdings, Inc.(b)	577	71,052
Extreme Networks, Inc.(b)	20,514	222,167
Fabrinet (Thailand)(b)	378	38,942
FARO Technologies, Inc.(b)	534	36,814
GreenBox POS(b)(c)	5,568	54,288
Grid Dynamics Holdings, Inc.(b)	3,163	84,674
Harmonic, Inc.(b)	3,917	36,193
Ichor Holdings Ltd.(b)	3,810	168,821
Identiv, Inc.(b)	8,175	145,188
Impinj, Inc.(b)(c)	709	41,328
Insight Enterprises, Inc.(b)	1,973	203,002
Iteris, Inc.(b)	4,697	26,773
J2 Global, Inc.(b)	296	40,759
Kimball Electronics, Inc.(b)	6,028	145,697
Kopin Corp.(b)(c)	21,923	128,907
Kulicke & Soffa Industries, Inc. (Singapore)	2,232	156,664
Luna Innovations, Inc.(b)	3,452	37,178
Marathon Digital Holdings, Inc.(b)(c)	8,052	326,831
MaxLinear, Inc.(b)	1,549	80,904
Meta Materials, Inc.(b)(c)	19,351	89,982
Methode Electronics, Inc.	1,518	70,693
MicroStrategy, Inc., Class A(b)(c)	386	268,000
MicroVision, Inc.(b)(c)	13,067	192,477
Mitek Systems, Inc.(b)	3,620	80,979
MoneyGram International, Inc.(b)	38,917	349,864
NETGEAR, Inc.(b)	2,574	91,969
Onto Innovation, Inc.(b)	995	73,759
OSI Systems, Inc.(b)	379	37,498
PAR Technology Corp.(b)(c)	1,488	101,080
Perficient, Inc.(b)	1,887	224,968
Photronics, Inc.(b)	2,453	36,967
Plantronics, Inc.(b)	8,459	251,909
Plexus Corp.(b)	763	70,066
Priority Technology Holdings, Inc.(b)	5,737	34,594
QAD, Inc., Class A	615	53,511
Quantum Corp.(b)	8,361	52,173
Rekor Systems, Inc.(b)	7,271	79,399
Ribbon Communications, Inc.(b)	7,728	50,464
Riot Blockchain, Inc.(b)(c)	7,816	291,693
Rogers Corp.(b)	244	51,828
SailPoint Technologies Holding, Inc.(b)(c)	892	41,799
Sanmina Corp.(b)	3,163	124,875
ScanSource, Inc.(b)	1,890	67,246
ShotSpotter, Inc.(b)	705	28,080
SiTime Corp.(b)	587	124,937
SMART Global Holdings, Inc.(b)	1,655	80,201
Sprout Social, Inc., Class A(b)	1,274	154,918
Sumo Logic, Inc.(b)	1,939	40,428
SunPower Corp.(b)(c)	4,512	97,234
Synaptics, Inc.(b)	644	122,218
TTEC Holdings, Inc.	412	43,450
TTM Technologies, Inc.(b)	4,100	57,400

	Shares	Value
Information Technology-(continued)
Tucows, Inc., Class A(b)(c)	369	$27,347
Turtle Beach Corp.(b)	4,601	130,714
Ultra Clean Holdings, Inc.(b)	3,960	183,110
Unisys Corp.(b)	7,935	192,106
Veeco Instruments, Inc.(b)	3,295	75,093
Verint Systems, Inc.(b)	2,840	126,778
Viant Technology, Inc., Class A(b)(c)	1,908	26,235
Vishay Intertechnology, Inc.	3,101	68,129
Vishay Precision Group, Inc.(b)	1,071	40,023
Workiva, Inc.(b)(c)	474	66,488
Xperi Holding Corp.	4,465	95,417

		11,135,898

Materials-6.17%
AdvanSix, Inc.(b)	14,684	535,966
Allegheny Technologies, Inc.(b)	1,702	30,398
American Vanguard Corp.	2,786	42,709
Amyris, Inc.(b)	2,618	39,401
Arconic Corp.(b)	4,696	161,965
Avient Corp.	2,117	110,275
Cabot Corp.	1,027	54,842
Carpenter Technology Corp.	2,559	85,343
Century Aluminum Co.(b)	5,678	72,792
Coeur Mining, Inc.(b)	15,978	112,645
Commercial Metals Co.	2,291	74,732
Compass Minerals International, Inc.	867	58,028
Constellium SE(b)	15,198	307,304
Danimer Scientific, Inc.(b)(c)	4,158	81,247
Domtar Corp.(b)	6,035	330,899
Ferro Corp.(b)	5,188	107,910
Forterra, Inc.(b)	7,436	171,325
GCP Applied Technologies, Inc.(b)	1,664	39,670
Greif, Inc., Class A	1,645	104,161
H.B. Fuller Co.	961	64,935
Hawkins, Inc.	2,881	109,132
Haynes International, Inc.	1,342	52,673
Hecla Mining Co.	14,441	88,812
Ingevity Corp.(b)	901	72,431
Innospec, Inc.	364	34,070
Intrepid Potash, Inc.(b)	2,953	91,573
Kaiser Aluminum Corp.	910	114,897
Koppers Holdings, Inc.(b)	4,728	155,551
Kraton Corp.(b)	6,153	259,164
Livent Corp.(b)	6,386	158,820
Materion Corp.	571	41,700
Minerals Technologies, Inc.	1,415	111,276
Myers Industries, Inc.	3,876	88,373
O-I Glass, Inc.(b)	13,213	199,913
Olympic Steel, Inc.	9,080	247,521
Orion Engineered Carbons S.A. (Germany)(b)	8,461	149,506
Pactiv Evergreen, Inc.	2,284	31,405
Ranpak Holdings Corp.(b)	6,314	193,840
Rayonier Advanced Materials, Inc.(b)	47,768	337,242
Ryerson Holding Corp.	13,266	307,108
Schnitzer Steel Industries, Inc., Class A	9,570	452,757
Schweitzer-Mauduit International, Inc., Class A	2,142	81,974
Sensient Technologies Corp.	867	75,299
Stepan Co.	347	40,793
Summit Materials, Inc., Class A(b)	3,512	118,249
SunCoke Energy, Inc.	57,543	399,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
TimkenSteel Corp.(b)	33,454	$457,651
Tredegar Corp.	2,456	32,616
Trinseo S.A.	7,278	377,947
Tronox Holdings PLC, Class A	14,034	296,538
United States Lime & Minerals, Inc.	258	37,691
Valhi, Inc.	1,616	38,331
Verso Corp., Class A	5,567	106,051
Worthington Industries, Inc.	1,228	71,163

		8,018,538

Real Estate-2.53%
Acadia Realty Trust	2,512	53,305
Alexander & Baldwin, Inc.	2,465	51,469
Apartment Investment & Management Co., Class A	11,304	81,163
Armada Hoffler Properties, Inc.	4,603	61,818
Brandywine Realty Trust	4,208	58,407
Broadstone Net Lease, Inc.	2,907	79,652
CareTrust REIT, Inc.	1,289	28,345
CatchMark Timber Trust, Inc., Class A	2,631	30,362
Chatham Lodging Trust(b)	3,415	40,980
Columbia Property Trust, Inc.	2,358	39,426
CTO Realty Growth, Inc.	907	50,874
Empire State Realty Trust, Inc., Class A	6,072	62,359
Essential Properties Realty Trust, Inc.	1,316	42,652
eXp World Holdings, Inc.(c)	2,496	114,442
Farmland Partners, Inc.	4,481	54,892
Gladstone Land Corp.	1,939	45,663
Independence Realty Trust, Inc.	2,930	60,006
Industrial Logistics Properties Trust	1,499	41,118
Innovative Industrial Properties, Inc.	282	69,347
iStar, Inc.	1,709	45,203
Kite Realty Group Trust	4,255	86,206
Macerich Co. (The)(c)	2,543	43,434
Monmouth Real Estate Investment Corp.	1,577	29,931
National Storage Affiliates Trust	950	54,387
NETSTREIT Corp.	2,858	73,908
New Senior Investment Group, Inc.	14,660	127,982
Newmark Group, Inc., Class A	6,124	83,409
NexPoint Residential Trust, Inc.	888	57,534
Office Properties Income Trust	953	25,283
One Liberty Properties, Inc.	1,536	48,906
Paramount Group, Inc.	3,294	29,185
Plymouth Industrial REIT, Inc.	1,815	42,761
PotlatchDeltic Corp.	688	35,742

	Shares	Value
Real Estate-(continued)
Rafael Holdings, Inc., Class B(b)	2,286	$95,669
Realogy Holdings Corp.(b)	26,276	461,144
Retail Opportunity Investments Corp.	3,120	56,410
Retail Properties of America, Inc., Class A	7,159	94,642
RPT Realty	7,388	95,601
SITE Centers Corp.	4,711	75,894
St. Joe Co. (The)	1,657	76,669
Tanger Factory Outlet Centers, Inc.(c)	12,228	204,452
UMH Properties, Inc.	3,455	81,883
Urban Edge Properties	5,384	101,973
Urstadt Biddle Properties, Inc., Class A	2,557	48,788
Xenia Hotels & Resorts, Inc.(b)	2,570	44,769

		3,288,045

Utilities-0.17%
ALLETE, Inc.	401	27,036
Avista Corp.	733	30,676
Chesapeake Utilities Corp.	422	55,155
Otter Tail Corp.	883	48,450
Unitil Corp.	651	32,290
Via Renewables, Inc.(c)	2,612	29,254

		222,861

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $124,900,593)		129,982,739

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.81%
Invesco Private Government Fund, 0.02%(g)(h)(i)	3,396,398	3,396,398
Invesco Private Prime Fund, 0.11%(g)(h)(i)	8,060,588	8,063,812

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,460,210)		11,460,210

TOTAL INVESTMENTS IN SECURITIES-108.77% (Cost $136,360,803)		141,442,949
OTHER ASSETS LESS LIABILITIES-(8.77)%		(11,408,169)

NET ASSETS-100.00%		$130,034,780

Investment Abbreviations:

CVR-Contingent Value Rights

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The aggregate value of these securities at August 31, 2021 was $412,107, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$153,018	$149,149	$(330,902)	$33,781	$(5,046)	$-	$2,550
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	4,151,934	(4,151,934)	-	-	-	17
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	77,818	(77,818)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,107,189	20,566,268	(19,277,059)	-	-	3,396,398	389	*
Invesco Private Prime Fund	702,405	29,800,710	(22,439,565)	-	262	8,063,812	3,685	*

Total	$2,962,612	$54,745,879	$(46,277,278)	$33,781	$(4,784)	$11,460,210	$6,641

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Assets and Liabilities

August 31, 2021

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Assets:
Unaffiliated investments in securities, at value(a)	$134,669,604	$1,697,579,796	$129,982,739
Affiliated investments in securities, at value	3,228,363	50,978,799	11,460,210
Foreign currencies, at value	15,791	-	-
Receivable for:
Dividends	369,550	1,796,542	77,377
Securities lending	553	5,721	5,320
Investments sold	11	3,752,346	248,046
Investments sold - affiliated broker	-	-	216,260
Fund shares sold	-	964,875	1,620,375
Foreign tax reclaims	69,082	-	-

Total assets	138,352,954	1,755,078,079	143,610,327

Liabilities:
Due to custodian	-	2,102,884	12,951
Payable for:
Investments purchased	28	933,691	1,818,817
Investments purchased - affiliated broker	-	1,926,100	245,849
Collateral upon return of securities loaned	3,056,857	45,266,025	11,460,210
Accrued unitary management fees	38,634	397,230	37,720
Other payables	4,309	-	-

Total liabilities	3,099,828	50,625,930	13,575,547

Net Assets	$135,253,126	$1,704,452,149	$130,034,780

Net assets consist of:
Shares of beneficial interest	$127,645,250	$1,569,603,030	$137,372,600
Distributable earnings (loss)	7,607,876	134,849,119	(7,337,820)

Net Assets	$135,253,126	$1,704,452,149	$130,034,780

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,000,001	35,330,001	3,210,001
Net asset value	$27.05	$48.24	$40.51

Market price	$27.16	$48.24	$40.50

Unaffiliated investments in securities, at cost	$129,252,776	$1,513,581,081	$124,900,593

Affiliated investments in securities, at cost	$3,228,363	$50,667,250	$11,460,210

Foreign currencies, at cost	$15,796	$-	$-

(a) Includes securities on loan with an aggregate value of:	$2,455,581	$44,306,810	$11,270,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Operations

For the year ended August 31, 2021

	Invesco International Developed Dynamic Multifactor ETF (IMFL)(a)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Investment income:
Unaffiliated dividend income	$2,567,631	$20,452,139	$893,173
Affiliated dividend income	35	94,090	2,567
Non-cash dividend income	295,150	-	17,713
Securities lending income	6,955	109,118	64,075
Foreign withholding tax	(250,187)	(6,038)	(1,355)

Total investment income	2,619,584	20,649,309	976,173

Expenses:
Unitary management fees	215,165	3,916,120	303,563
Tax expenses	-	23	184

Total expenses	215,165	3,916,143	303,747

Less: Waivers	(128)	(624)	(21)

Net expenses	215,037	3,915,519	303,726

Net investment income	2,404,547	16,733,790	672,447

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,308,736	82,187,701	1,614,895
Affiliated investment securities	-	1,791,077	(4,784)
Unaffiliated in-kind redemptions	62,421	324,839,771	30,235,563
Affiliated in-kind redemptions	-	342,145	-
Foreign currencies	(87,678)	-	-

Net realized gain	1,283,479	409,160,694	31,845,674

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	5,416,828	151,116,709	2,063,040
Affiliated investment securities	-	181,742	33,781
Foreign currencies	(939)	-	-

Change in net unrealized appreciation	5,415,889	151,298,451	2,096,821

Net realized and unrealized gain	6,699,368	560,459,145	33,942,495

Net increase in net assets resulting from operations	$9,103,915	$577,192,935	$34,614,942

(a)	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco International Developed Dynamic Multifactor ETF (IMFL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)		Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
	2021(a)	2021	2020	2021	2020
Operations:
Net investment income	$2,404,547	$16,733,790	$19,606,018	$672,447	$563,526
Net realized gain (loss)	1,283,479	409,160,694	50,003,481	31,845,674	(7,738,749)
Change in net unrealized appreciation	5,415,889	151,298,451	40,149,833	2,096,821	3,320,847

Net increase (decrease) in net assets resulting from operations	9,103,915	577,192,935	109,759,332	34,614,942	(3,854,376)

Distributions to Shareholders from:
Distributable earnings	(1,433,650)	(18,997,510)	(19,330,423)	(601,610)	(605,377)

Shareholder Transactions:
Proceeds from shares sold	128,885,701	1,811,414,095	1,926,522,814	164,993,605	91,550,548
Value of shares repurchased	(1,302,840)	(1,655,890,807)	(2,078,760,160)	(112,574,153)	(56,295,368)

Net increase (decrease) in net assets resulting from share transactions	127,582,861	155,523,288	(152,237,346)	52,419,452	35,255,180

Net increase (decrease) in net assets	135,253,126	713,718,713	(61,808,437)	86,432,784	30,795,427

Net assets:
Beginning of period	-	990,733,436	1,052,541,873	43,601,996	12,806,569

End of period	$135,253,126	$1,704,452,149	$990,733,436	$130,034,780	$43,601,996

Changes in Shares Outstanding:
Shares sold	5,050,001	42,850,000	61,100,001	4,400,000	3,450,001
Shares repurchased	(50,000)	(38,270,000)	(65,700,000)	(2,940,000)	(2,200,000)
Shares outstanding, beginning of period	-	30,750,001	35,350,000	1,750,001	500,000

Shares outstanding, end of period	5,000,001	35,330,001	30,750,001	3,210,001	1,750,001

(a)	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights

Invesco International Developed Dynamic Multifactor ETF (IMFL)

	For the Period February 22, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.53
Net realized and unrealized gain on investments	1.81

Total from investment operations	2.34

Distributions to shareholders from:
Net investment income	(0.29)

Net asset value at end of period	$27.05

Market price at end of period(c)	$27.16

Net Asset Value Total Return(d)	9.37	%(e)
Market Price Total Return(d)	9.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$135,253
Ratio to average net assets of:
Expenses	0.34	%(f)
Net investment income	3.76	%(f)
Portfolio turnover rate(g)	73%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 24, 2021, the first day of trading on the exchange) to August 31, 2021 was 9.41%. The market price total return from Fund Inception to August 31, 2021 was 7.90%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

	Years Ended August 31,		Two Months Ended August 31, 2019		Year Ended June 30, 2019	For the Period November 08, 2017(a) Through June 30, 2018
	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$32.22	$29.77	$29.71		$26.65	$25.00

Net investment income(b)	0.52	0.55	0.07		0.54	0.22
Net realized and unrealized gain (loss) on investments	16.10	2.44	(0.01)		2.99	1.59

Total from investment operations	16.62	2.99	0.06		3.53	1.81

Distributions to shareholders from:
Net investment income	(0.60)	(0.54)	—		(0.47)	(0.16)

Net asset value at end of period	$48.24	$32.22	$29.77		$29.71	$26.65

Market price at end of period(c)	$48.24	$32.26	$29.79		$29.71

Net Asset Value Total Return(d)	52.12%	10.23%	0.20%		13.37%	7.26%
Market Price Total Return(d)	51.93%	10.29%	0.27%		13.32%	7.28%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,704,452	$990,733	$1,052,542		$998,325	$150,592
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29	%(e)	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.29%	0.29%	0.29	%(e)	0.29%	0.29	%(f)
Net investment income	1.24%	1.76%	1.48	%(e)	1.92%	1.42	%(f)
Portfolio turnover rate(g)	126%	321%	83%		138%	213%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

	Years Ended August 31,		Two Months Ended August 31, 2019		Year Ended June 30, 2019	For the Period November 08, 2017(a) Through June 30, 2018
	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$24.92	$25.61	$26.82		$27.12	$25.00

Net investment income(b)	0.31	0.31	0.03		0.43	0.22
Net realized and unrealized gain (loss) on investments	15.59	(0.64)	(1.24)		(0.29)	2.08

Total from investment operations	15.90	(0.33)	(1.21)		0.14	2.30

Distributions to shareholders from:
Net investment income	(0.31)	(0.36)	-		(0.44)	(0.18)

Net asset value at end of period	$40.51	$24.92	$25.61		$26.82	$27.12

Market price at end of period(c)	$40.50	$24.94	$25.65		$26.82

Net Asset Value Total Return(d)	64.12%	(1.13)%	(4.51)%		0.63%	9.22%
Market Price Total Return(d)	63.95%	(1.20)%	(4.36)%		0.59%	9.21%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$130,035	$43,602	$12,807		$12,071	$13,561
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.41	%(e)	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.39%	0.39%	0.41	%(e)	0.39%	0.39	%(f)
Net investment income	0.86%	1.27%	0.87	%(e)	1.62%	1.30	%(f)
Portfolio turnover rate(g)	127%	282%	64%		189%	173%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco International Developed Dynamic Multifactor ETF (IMFL)	“International Developed Dynamic Multifactor ETF”

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	“Russell 1000® Dynamic Multifactor ETF”

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)	“Russell 2000® Dynamic Multifactor ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

International Developed Dynamic Multifactor ETF	FTSE Developed ex US Invesco Dynamic Multifactor Index

Russell 1000® Dynamic Multifactor ETF	Russell 1000® Invesco Dynamic Multifactor Index

Russell 2000® Dynamic Multifactor ETF	Russell 2000® Invesco Dynamic Multifactor Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

45

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment

46

income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

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I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K. Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability,

48

or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable

49

capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
International Developed Dynamic Multifactor ETF	0.34%

Russell 1000® Dynamic Multifactor ETF	0.29%
Russell 2000® Dynamic Multifactor ETF	0.39%

With respect to Russell 1000® Dynamic Multifactor ETF and Russell 2000® Dynamic Multifactor ETF, the Adviser had agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, as set forth in the Investment Advisory Agreement) from exceeding the Fund’s unitary management fee through May 24, 2021.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

International Developed Dynamic Multifactor ETF*	$128

Russell 1000® Dynamic Multifactor ETF	624
Russell 2000® Dynamic Multifactor ETF	21

*	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

50

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
International Developed Dynamic Multifactor ETF	FTSE International Ltd.
Russell 1000® Dynamic Multifactor ETF	Frank Russell Company
Russell 2000® Dynamic Multifactor ETF	Frank Russell Company

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Russell 1000® Dynamic Multifactor ETF	$158,472
Russell 2000® Dynamic Multifactor ETF	21,839

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

International Developed Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$134,669,604	$-	$-	$134,669,604

Money Market Funds	171,506	3,056,857	-	3,228,363

Total Investments	$134,841,110	$3,056,857	$-	$137,897,967

Russell 1000® Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,703,292,570	$-	$-	$1,703,292,570

Money Market Funds	-	45,266,025	-	45,266,025

Total Investments	$1,703,292,570	$45,266,025	$-	$1,748,558,595

51

	Level 1	Level 2	Level 3	Total

Russell 2000® Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$129,982,604	$-	$135	$129,982,739

Money Market Funds	-	11,460,210	-	11,460,210

Total Investments	$129,982,604	$11,460,210	$135	$141,442,949

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary	Ordinary
	Income*	Income*

International Developed Dynamic Multifactor ETF**	$1,433,650	$-

Russell 1000® Dynamic Multifactor ETF	18,997,510	19,330,423

Russell 2000® Dynamic Multifactor ETF	601,610	605,377

*	Includes short-term capital gain distributions, if any.
**	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

			Net
		Net	Unrealized
	Undistributed	Unrealized	Depreciation -		Shares of
	Ordinary	Appreciation-	Foreign	Capital Loss	Beneficial	Total
	Income	Investments	Currencies	Carryforwards	Interest	Net Assets

International Developed Dynamic Multifactor ETF	$2,513,430	$5,095,385	$(939)	$-	$127,645,250	$135,253,126

Russell 1000® Dynamic Multifactor ETF	1,451,860	184,237,759	-	(50,840,500)	1,569,603,030	1,704,452,149

Russell 2000® Dynamic Multifactor ETF	83,331	5,018,939	-	(12,440,090)	137,372,600	130,034,780

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*

International Developed Dynamic Multifactor ETF	$-	$-	$-

Russell 1000® Dynamic Multifactor ETF	50,840,500	-	50,840,500

Russell 2000® Dynamic Multifactor ETF	12,222,888	217,202	12,440,090

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

International Developed Dynamic Multifactor ETF*	$105,247,000	$83,305,390

Russell 1000® Dynamic Multifactor ETF	1,673,153,685	1,714,442,604

Russell 2000® Dynamic Multifactor ETF	98,198,693	100,185,253

*	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

52

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

International Developed Dynamic Multifactor ETF*	$107,023,160	$1,083,118

Russell 1000® Dynamic Multifactor ETF	1,773,059,784	1,576,205,602

Russell 2000® Dynamic Multifactor ETF	163,516,222	108,973,089

*	For the period February 22, 2021 (commencement of investment operations) through August 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost

International Developed Dynamic Multifactor ETF	$11,894,659	$(6,799,274)	$5,095,385	$132,802,582

Russell 1000® Dynamic Multifactor ETF	211,444,510	(27,206,751)	184,237,759	1,564,320,836

Russell 2000® Dynamic Multifactor ETF	11,039,110	(6,020,171)	5,018,939	136,424,010

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
International Developed Dynamic Multifactor ETF	$48,869	$(111,258)	$62,389
Russell 1000® Dynamic Multifactor ETF	(11,764)	(322,755,792)	322,767,556
Russell 2000® Dynamic Multifactor ETF	19,589	(29,825,851)	29,806,262

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

53

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco International Developed Dynamic Multifactor ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco International Developed Dynamic Multifactor ETF (1)	-

Invesco Russell 1000® Dynamic Multifactor ETF(2)	Oppenheimer Russell 1000® Dynamic Multifactor ETF

Invesco Russell 2000® Dynamic Multifactor ETF(2)	Oppenheimer Russell 2000® Dynamic Multifactor ETF

(1) Statements of operations and of changes in net assets and the financial highlights for the period February 22, 2021 (commencement of investment operations) through August 31, 2021

(2) Statement of operations for the year ended August 31, 2021, statement of changes in net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019

The financial statements and financial highlights of the Predecessor Funds as of and for the period ended June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2021

55

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

56

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2021	August 31, 2021	Six-Month Period	Six-Month Period(1)

Invesco International Developed Dynamic Multifactor ETF (IMFL)

Actual	$1,000.00	$1,115.10	0.34%	$1.81

Hypothetical (5% return before expenses)	1,000.00	1,023.49	0.34	1.73

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

Actual	1,000.00	1,146.00	0.29	1.57

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

Actual	1,000.00	1,066.60	0.39	2.03

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

57

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified	Qualified			Business
	Business	Dividend	Corporate Dividends	U.S. Treasury	Interest
	Income*	Income*	Received Deduction*	Obligations*	Income*

Invesco International Developed Dynamic Multifactor ETF	0%	39%	0%	0%	0%

Invesco Russell 1000® Dynamic Multifactor ETF	0%	100%	100%	0%	0%

Invesco Russell 2000® Dynamic Multifactor ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes	Foreign Source
	Per Share	Income Per Share
Invesco International Developed Dynamic Multifactor ETF	$0.0444	$0.4886

58

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019

President, Giambastiani Group LLC

(national security and energy

consulting) (2007-Present); Director,

The Boeing Company (2009-Present);

Director, First Eagle Alternative

Credit LLC (2020-Present); Advisory

Board Member, Massachusetts Institute

of Technology Lincoln Laboratory

(federally funded research

development) (2010-Present); Defense

Advisory Board Member, Lawrence

Livermore National Laboratory

(2013-Present); formerly, Trustee,

MITRE Corporation (federally funded

research development) (2008-2020);

Director, THL Credit, Inc. (alternative

credit investment manager)

(2016-2020); Chairman (2015-2016),

Lead Director (2011-2015) and

Director (2008-2011), Monster

Worldwide, Inc. (career services);

United States Navy, career nuclear

submarine officer (1970-2007);

Seventh Vice Chairman of the Joint

Chiefs of Staff (2005-2007); first

NATO Supreme Allied Commander

Transformation (2003-2005);

Commander, U.S. Joint Forces

Command (2002-2005).

231

Trustee, U.S. Naval

Academy Foundation

Athletic & Scholarship

Program (2010-

Present); formerly,

Trustee, certain funds

of the Oppenheimer

Funds complex

(2013-2019);

Advisory Board

Member, Maxwell

School of Citizenship

and Public Affairs of

Syracuse University

(2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231

Trustee (2000-

Present) and Chair

(2010-2017),

Newberry Library;

Trustee, Mather

LifeWays

(2001-Present);

Trustee, Chikaming

Open Lands

(2014-Present);

formerly, Trustee,

certain funds in the

Oppenheimer Funds

complex (2012-

2019); Board Chair

(2008-2015) and

Director (2004-

2018), United

Educators Insurance

Company;

Independent Director,

First American

Funds(2003-2011);

Trustee (1992-2007),

Chair of the Board of

Trustees (1999-

2007), Investment

Committee Chair

(1994-1999) and

Investment

Committee member

(2007-2010),

Wellesley College;

Trustee, BoardSource

(2006-2009);

Trustee, Chicago City

Day School

(1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231

Formerly, Treasurer

(2018-2021), Finance

Committee Member

(2015-2021) and

Audit Committee

Member (2015),

Thornapple

Evangelical Covenant

Church; Board and

Finance Committee

Member (2009-2017)

and Treasurer (2010-

2015, 2017),

NorthPointe Christian

Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231

Board Director,

Horizon Blue Cross

Blue Shield of New

Jersey (2012-

Present); Advisory

Board Director, The

Alberleen Group LLC

(2012-Present);

Governing Council

Member (2016-

Present) and Chair of

Education Committee

(2017-Present),

Independent Directors

Council (IDC); Council

Member, NewYork-

Presbyterian

Hospital’s Leadership

Council on Children’s

and Women’s Health

(2012-Present);

formerly, Board

Member, 100 Women

in Finance (2015-

2020); Trustee,

certain funds in the

Oppenheimer Funds

complex (2012-

2019); Lead

Independent Director

and Chair of the Audit

and Nominating

Committee of The

Global Chartist Fund,

LLC, Oppenheimer

Asset Management

(2011- 2012); Board

Director, Managed

Funds Association

(2008-2010); Board

Director (2007-2010)

and Investment

Committee Chair

(2008-2010), Morgan

Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016

Senior Vice President of Global Finance

and Chief Financial Officer, RBC

Ministries (publishing company)

(2013-Present); formerly, Executive

Vice President and Chief Financial

Officer, Zondervan Publishing (a

division of Harper Collins/NewsCorp)

(2007-2012); Senior Vice President

and Group Controller (2005- 2006),

Senior Vice President and Chief

Financial Officer (2003-2004), Chief

Financial Officer (2001-2003), Vice

President, Finance and Controller

(1999-2001) and Assistant Controller

(1997-1999), divisions of The

Thomson Corporation (information

services provider); Senior Audit

Manager (1994-1997),

PricewaterhouseCoopers LLP.

				231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016

Chairman, President and Chief

Executive Officer, McHenry

Bancorp Inc. and McHenry Savings

Bank (subsidiary) (2018-Present);

formerly, Chairman and Chief

Executive Officer, Stone Pillar Advisors,

Ltd. (2010-2017); President and Chief

Executive Officer, Stone Pillar

Investments, Ltd. (advisory services to

the financial sector) (2016-2018);

Chairman, President and Chief

Executive Officer, Community Financial

Shares, Inc. and Community

Bank—Wheaton/Glen Ellyn (subsidiary)

(2013-2015); Chief Operating Officer,

AMCORE Financial, Inc. (bank holding

company) (2007-2009); Executive Vice

President and Chief Financial Officer,

AMCORE Financial, Inc. (2006-2007);

Senior Vice President and Treasurer,

Marshall & Ilsley Corp. (bank holding

company) (1995-2006).

				231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015

Senior Managing Director, Secretary

and General Counsel, Invesco Ltd.

(2007-Present); Director, Invesco

Advisers, Inc. (2009-Present);

Director (2006-Present) and

Executive Vice President

(2008-Present), Invesco North

American Holdings, Inc.; Executive

Vice President (2008-Present),

Invesco Investments (Bermuda) Ltd.;

Manager, Horizon Flight Works LLC;

and Executive Vice President

(2014-Present), INVESCO Asset

Management (Bermuda) Ltd.;

formerly, Director and Secretary

(2012-2020), Invesco Services

(Bahamas) Private Limited; Director,

Invesco Finance PLC (2011-2019);

Director, INVESCO Asset

Management (Bermuda) Ltd.

(2014-2019); Director and Executive

Vice President, Invesco Finance, Inc.

(2011-2018); Director (2006-2018)

and Executive Vice President

(2008-2018), Invesco Group

Services, Inc., Invesco Holding

Company (US), Inc.; Director, Invesco

Holding Company Limited (2007-

2019); Director and Chairman,

INVESCO Funds Group, Inc., Senior

Vice President, Secretary and General

Counsel, Invesco Advisers, Inc.

(2003-2006); Director, Invesco

Investments (Bermuda) Ltd.

(2008-2016); Senior Vice President

and General Counsel, Liberty Financial

Companies, Inc. (2000-2001);

General Counsel of certain investment

management subsidiaries of Liberty

Financial Companies, Inc.

(1998-2000); Associate General

Counsel, Liberty Financial Companies,

Inc. (1993-1998); Associate, Ropes &

Gray LLP.

				231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

68

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 39 series (each, a “Fund” and collectively, the “Funds”):

Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFI Strategic Developed ex-US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFI Strategic Emerging Markets ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF	Invesco RAFI Strategic US ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco RAFI Strategic US Small Company ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 1000 Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF	Invesco Russell 2000 Dynamic Multifactor ETF
Invesco BulletShares 2024 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided or to be provided, (ii) the investment performance of each Fund, as applicable, and the Adviser, (iii) the fees paid or to be paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided or to be provided and estimated profits realized by the Adviser, as applicable, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. ("Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

69

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided or to be provided by the Adviser to the Funds under the Investment Advisory Agreement were or were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF, Invesco BulletShares 2028 Corporate Bond ETF and Invesco BulletShares 2029 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF, Invesco BulletShares 2028 Municipal Bond ETF, Invesco BulletShares 2029 Municipal Bond ETF and Invesco BulletShares 2030 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFI Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFI Strategic Developed ex-US ETF and Invesco RAFI Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF, Invesco BulletShares 2025 USD Emerging Markets Debt ETF and Invesco Russell 1000 Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for Invesco RAFI Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000 Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF, Invesco BulletShares 2026 High Yield Corporate Bond ETF and Invesco BulletShares 2027 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2021 Corporate Bond ETF	X	X	X

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

70

Approval of Investment Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2029 Corporate Bond ETF	X		X

Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2027 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2029 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2030 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2025 USD Emerging Markets Debt ETF	X		X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X	X	X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided or to be provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that the unitary advisory fee charged or to be charged to each Fund was reasonable and appropriate in light of the services provided or to be provided, the nature of the indexes, the

71

Approval of Investment Advisory Contracts–(continued)

distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. (The Trustees did not consider the revenues received by the Adviser under the Investment Advisory Agreement or the estimated profitability of the Adviser in managing Invesco 2025 USD Emerging Markets Debt ETF, because the Fund had not yet commenced operations as of December 31, 2020.) The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-ESG-AR-1	invesco.com/ETFs

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2021.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$679,450	$647,350
Audit-Related Fees	$0	$0
Tax Fees(1)	$565,278	$538,360
All Other Fees	$0	$0

Total Fees	$1,244,728	$1,185,710

(1)

Tax Fees for the fiscal years ended August 31, 2021 and 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$821,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$821,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted: June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $5,966,000 for the fiscal year ended August 31, 2021 and $5,770,000 for the fiscal year ended August 31, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,352,278 for the fiscal year ended August 31, 2021 and $7,009,360 for the fiscal year ended August 31, 2020.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $21 million for the fiscal year ended 2021. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between September 1, 2020 to October 25, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner and three PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or after the individuals ceased providing their audit or non-audit services to the Invesco entity, as applicable. In addition, PwC considered that audit work performed by the PwC Associates was of a limited nature and/or was reviewed by more senior engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 4, 2021

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date: November 4, 2021